UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Series Global ex U.S. Index Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Global ex U.S. Index Fund	11.36%	3.73%	4.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Global ex U.S. Index Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$16,240	Fidelity® Series Global ex U.S. Index Fund
$16,440	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 11.36%, compared with an increase of 11.47% for the benchmark MSCI ACWI (All Country World Index) ex USA Index. (Note: The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Individually, Nestle (+29%) contributed meaningfully to the fund's performance this period, as the Swiss packaged-foods giant reported favorable sales growth. Semiconductor foundry Taiwan Semiconductor Manufacturing (+34%) also performed well, reflecting the firm's better-than-expected quarterly financial results. Chinese e-commerce company Alibaba Group Holding (+24%) announced strong quarterly earnings. Healthy sales lifted LVMH Moet Hennessy Louis Vuitton (+42%), a French luxury goods conglomerate, while Dutch semiconductor equipment supplier ASML Holding (+55%) reported higher third-quarter revenue. French pharmaceutical manufacturer Roche Holdings (+27%) and Chinese internet gaming company Tencent Holdings (+20%) also boosted the fund's performance. In contrast, China-based Baidu (-46%) struggled, as the company anticipated continued challenges for its core online search-advertising business. British American Tobacco (-13%) struggled, partly reflecting investors' concern about weakness in tobacco companies' core cigarette business. Brazilian mining firm Vale (-23%) saw its shares plunge in January, as a dam collapsed at one of its mines, resulting in several casualties and significant financial losses. Israeli drug maker Teva Pharmaceutical Industries (-59%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	16.0%
United Kingdom	10.0%
Canada	6.8%
France	6.6%
Switzerland	6.0%
Germany	5.6%
Cayman Islands	4.6%
Australia	4.4%
United States of America*	3.7%
Other	36.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.9
Toyota Motor Corp. (Japan, Automobiles)	0.7
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	0.7
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	0.6
9.7

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	21.7
Consumer Discretionary	11.2
Industrials	10.6
Consumer Staples	9.7
Information Technology	8.9
Health Care	8.3
Energy	6.6
Materials	6.5
Communication Services	6.5
Utilities	3.3

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 94.7%
		Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR		32,528	$744,891
BBVA Banco Frances SA sponsored ADR		29,345	102,708
Grupo Financiero Galicia SA sponsored ADR		54,477	629,754
Pampa Holding SA sponsored ADR (a)		24,859	387,055
Telecom Argentina SA Class B sponsored ADR		32,053	288,477
Transportadora de Gas del Sur SA Class B sponsored ADR		28,556	215,883
YPF SA Class D sponsored ADR		78,494	734,704

TOTAL ARGENTINA			3,103,472

Australia - 4.4%
AGL Energy Ltd.		350,459	4,783,981
Alumina Ltd.		1,278,316	1,995,595
AMP Ltd.		1,853,343	2,341,775
APA Group unit		635,397	5,103,672
Aristocrat Leisure Ltd.		303,358	6,614,733
ASX Ltd.		106,159	6,025,783
Aurizon Holdings Ltd.		1,074,263	4,370,358
Australia & New Zealand Banking Group Ltd.		1,542,128	28,339,870
Bank of Queensland Ltd.		293,151	1,829,573
Bendigo & Adelaide Bank Ltd.		248,940	1,826,998
BHP Billiton Ltd.		1,609,693	39,457,533
BlueScope Steel Ltd.		296,460	2,713,850
Boral Ltd.		602,169	2,090,681
Brambles Ltd.		872,068	7,209,430
Caltex Australia Ltd.		138,766	2,608,609
Challenger Ltd.		313,655	1,720,308
Cimic Group Ltd.		50,788	1,157,403
Coca-Cola Amatil Ltd.		331,685	2,327,649
Cochlear Ltd.		31,070	4,532,806
Coles Group Ltd.		608,880	6,301,222
Commonwealth Bank of Australia		963,122	52,220,583
Computershare Ltd.		276,441	3,017,483
Crown Ltd.		223,452	1,919,590
CSL Ltd.		249,887	44,069,150
DEXUS Property Group unit		585,800	4,830,782
Flight Centre Travel Group Ltd.		28,737	844,198
Fortescue Metals Group Ltd.		759,823	4,650,593
Goodman Group unit		900,092	8,937,252
Harvey Norman Holdings Ltd. (b)		294,644	831,344
Incitec Pivot Ltd.		856,040	2,036,896
Insurance Australia Group Ltd.		1,268,221	6,948,674
Lendlease Group unit		302,153	3,905,544
Macquarie Group Ltd.		177,316	16,372,904
Magellan Financial Group Ltd.		69,564	2,307,295
Medibank Private Ltd.		1,478,858	3,446,810
Mirvac Group unit		2,090,720	4,632,783
National Australia Bank Ltd.		1,529,969	30,031,993
Newcrest Mining Ltd.		422,737	9,227,644
Orica Ltd.		203,138	3,210,333
Origin Energy Ltd.		941,712	5,105,454
QBE Insurance Group Ltd.		727,739	6,331,611
Ramsay Health Care Ltd.		91,278	4,312,945
realestate.com.au Ltd.		29,117	2,185,213
Rio Tinto Ltd.		203,998	12,756,613
Santos Ltd.		949,019	5,308,353
Scentre Group unit		2,977,240	7,866,303
SEEK Ltd.		197,394	3,089,222
Sonic Healthcare Ltd.		243,615	4,797,997
South32 Ltd.		2,757,468	4,825,380
SP AusNet		920,154	1,175,376
Stockland Corp. Ltd. unit		1,280,023	4,321,321
Suncorp Group Ltd.		699,819	6,497,473
Sydney Airport unit		590,535	3,576,544
Tabcorp Holdings Ltd.		1,142,018	3,784,245
Telstra Corp. Ltd.		2,236,488	5,386,461
The GPT Group unit		1,032,333	4,237,450
TPG Telecom Ltd.		190,507	858,648
Transurban Group unit		1,454,802	14,900,006
Treasury Wine Estates Ltd.		386,258	4,682,662
Vicinity Centres unit		1,872,302	3,446,391
Washington H. Soul Pattinson & Co. Ltd.		56,006	837,191
Wesfarmers Ltd.		621,005	17,062,061
Westpac Banking Corp.		1,876,504	36,433,263
Woodside Petroleum Ltd.		515,096	11,416,313
Woolworths Group Ltd.		694,259	17,902,265
WorleyParsons Ltd.		174,336	1,636,358

TOTAL AUSTRALIA			531,526,799

Austria - 0.2%
Andritz AG		42,766	1,921,232
Erste Group Bank AG		163,876	5,788,355
OMV AG		79,683	4,649,702
Raiffeisen International Bank-Holding AG		86,658	2,131,125
Verbund AG		34,136	1,846,486
Voestalpine AG		76,607	1,918,123

TOTAL AUSTRIA			18,255,023

Bailiwick of Jersey - 0.5%
Experian PLC		496,905	15,628,208
Ferguson PLC		126,615	10,812,077
Glencore Xstrata PLC		6,037,495	18,223,458
Polymetal International PLC		118,237	1,939,808
WPP PLC		673,135	8,400,427

TOTAL BAILIWICK OF JERSEY			55,003,978

Belgium - 0.6%
Ageas		103,116	5,938,872
Anheuser-Busch InBev SA NV		416,509	33,619,545
Colruyt NV		28,535	1,586,162
Groupe Bruxelles Lambert SA		45,744	4,590,625
KBC Groep NV		138,117	9,686,154
Proximus		79,714	2,447,555
Solvay SA Class A		41,206	4,480,813
Telenet Group Holding NV		23,408	1,149,228
Titan Cement International Trading SA (a)		14,199	296,453
UCB SA		70,073	5,647,294
Umicore SA (b)		105,639	4,355,775

TOTAL BELGIUM			73,798,476

Bermuda - 0.4%
Alibaba Health Information Technology Ltd. (a)		2,064,000	2,077,406
Alibaba Pictures Group Ltd. (a)		7,430,000	1,218,645
Beijing Enterprises Water Group Ltd.		3,116,000	1,624,147
Brilliance China Automotive Holdings Ltd.		1,572,000	1,733,560
Cheung Kong Infrastructure Holdings Ltd.		345,500	2,486,470
China Gas Holdings Ltd.		999,400	4,257,384
China Oriental Group Co. Ltd. (H Shares)		392,000	136,807
China Resource Gas Group Ltd.		504,000	3,038,771
Cosco Shipping Ports Ltd.		973,623	765,453
Credicorp Ltd. (United States)		37,516	8,029,925
Dairy Farm International Holdings Ltd.		195,430	1,177,918
GOME Electrical Appliances Holdings Ltd. (a)		5,462,418	493,778
Haier Electronics Group Co. Ltd.		657,000	1,875,793
HengTen Networks Group Ltd. (a)		6,300,000	90,652
Hongkong Land Holdings Ltd.		658,289	3,616,241
Jardine Matheson Holdings Ltd.		123,171	7,022,104
Jardine Strategic Holdings Ltd.		121,801	3,933,177
Kerry Properties Ltd.		332,500	1,075,193
Kunlun Energy Co. Ltd.		2,172,000	2,021,561
Luye Pharma Group Ltd. (c)		680,500	502,992
Nine Dragons Paper (Holdings) Ltd.		946,000	820,621
NWS Holdings Ltd.		899,515	1,338,730
Shangri-La Asia Ltd.		690,000	708,225
Shenzhen International Holdings Ltd.		531,719	1,081,001
Sihuan Pharmaceutical Holdings Group Ltd.		1,587,000	207,929
Yue Yuen Industrial (Holdings) Ltd.		367,000	1,034,275

TOTAL BERMUDA			52,368,758

Brazil - 1.2%
Ambev SA		1,983,330	8,595,007
Atacadao Distribuicao Comercio e Industria Ltda		194,200	925,361
B2W Companhia Global do Varejo (a)		125,374	1,588,081
Banco Bradesco SA		422,159	3,457,904
Banco do Brasil SA		470,000	5,642,813
Banco Santander SA (Brasil) unit		214,700	2,519,332
BB Seguridade Participacoes SA		389,200	3,296,627
BM&F BOVESPA SA		1,135,125	13,693,392
BR Malls Participacoes SA		387,630	1,483,636
Brasil Foods SA (a)		226,200	2,002,833
BTG Pactual Participations Ltd. unit		120,900	1,958,276
CCR SA		700,600	2,871,927
Centrais Eletricas Brasileiras SA (Electrobras) (a)		158,900	1,567,407
Cielo SA		709,614	1,337,659
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		187,700	2,556,333
Companhia Siderurgica Nacional SA (CSN)		376,000	1,106,296
Cosan SA Industria e Comercio		83,300	1,200,326
Drogasil SA		131,900	3,617,753
Embraer SA		368,200	1,609,412
Energisa SA unit		93,500	1,117,197
ENGIE Brasil Energia SA		99,750	1,125,716
Equatorial Energia SA		92,200	2,342,186
Hypermarcas SA		198,400	1,697,815
IRB Brasil Resseguros SA		379,700	3,577,824
JBS SA		579,700	4,089,194
Klabin SA unit		347,100	1,369,186
Kroton Educacional SA		759,592	1,831,506
Localiza Rent A Car SA		328,554	3,537,455
Lojas Renner SA		446,223	5,646,632
M. Dias Branco SA		57,300	539,353
Magazine Luiza SA		334,100	3,718,794
Multiplan Empreendimentos Imobiliarios SA		145,956	1,063,053
Natura Cosmeticos SA		197,500	1,534,497
Notre Dame Intermedica Participacoes SA		191,800	2,869,468
Petrobras Distribuidora SA		409,200	2,885,470
Petroleo Brasileiro SA - Petrobras (ON)		1,067,711	8,705,685
Porto Seguro SA		49,500	708,465
Rumo SA (a)		610,900	3,473,013
Sul America SA unit		120,337	1,448,965
Suzano Papel e Celulose SA		307,871	2,505,650
TIM Participacoes SA		413,303	1,176,891
Ultrapar Participacoes SA		406,800	1,914,055
Vale SA (a)		1,301,386	15,316,150
Vale SA sponsored ADR (a)		446,303	5,239,597
Weg SA		427,366	2,717,325

TOTAL BRAZIL			143,181,517

Canada - 6.5%
Agnico Eagle Mines Ltd. (Canada)		126,666	7,784,992
Air Canada (a)		67,285	2,395,920
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		482,202	14,461,301
AltaGas Ltd.		144,390	2,100,457
ATCO Ltd. Class I (non-vtg.)		41,684	1,465,317
Aurora Cannabis, Inc. (a)(b)		370,176	1,326,574
Bank of Montreal (b)		350,200	25,924,000
Bank of Nova Scotia		664,650	38,119,855
Barrick Gold Corp. (Canada)		974,180	16,922,966
Bausch Health Cos., Inc. (Canada) (a)		177,625	4,415,339
BCE, Inc.		80,534	3,820,336
BlackBerry Ltd. (a)		266,895	1,402,258
Bombardier, Inc. Class B (sub. vtg.) (a)		1,066,533	1,344,199
Brookfield Asset Management, Inc. Class A		485,883	26,867,253
CAE, Inc.		142,819	3,581,590
Cameco Corp.		225,030	2,009,227
Canadian Imperial Bank of Commerce		244,443	20,843,818
Canadian National Railway Co.		395,652	35,386,687
Canadian Natural Resources Ltd.		658,433	16,602,050
Canadian Pacific Railway Ltd.		77,640	17,655,422
Canadian Tire Ltd. Class A (non-vtg.)		34,649	3,735,336
Canadian Utilities Ltd. Class A (non-vtg.)		72,830	2,123,909
CCL Industries, Inc. Class B		81,343	3,347,964
Cenovus Energy, Inc. (Canada)		575,242	4,900,323
CGI Group, Inc. Class A (sub. vtg.) (a)		134,468	10,452,383
CI Financial Corp.		134,556	1,958,423
Constellation Software, Inc.		11,155	11,017,203
Cronos Group, Inc. (a)(b)		96,596	790,604
Dollarama, Inc.		165,080	5,553,637
Emera, Inc. (b)		136,124	5,635,747
Empire Co. Ltd. Class A (non-vtg.)		91,872	2,439,271
Enbridge, Inc.		1,100,976	40,098,564
Encana Corp. (Toronto)		741,948	2,906,728
Fairfax Financial Holdings Ltd. (sub. vtg.)		14,999	6,354,447
First Capital Realty, Inc.		87,933	1,455,424
First Quantum Minerals Ltd.		383,046	3,236,886
Fortis, Inc.		236,110	9,809,384
Franco-Nevada Corp.		103,068	10,000,828
George Weston Ltd.		44,654	3,575,100
Gildan Activewear, Inc.		115,258	2,944,675
Great-West Lifeco, Inc.		148,958	3,622,447
H&R (REIT) unit		77,113	1,304,440
Husky Energy, Inc.		176,906	1,235,696
Hydro One Ltd. (c)		184,020	3,421,646
iA Financial Corp, Inc.		61,105	2,942,746
IGM Financial, Inc.		52,355	1,477,515
Imperial Oil Ltd.		157,853	3,931,044
Intact Financial Corp.		75,809	7,822,066
Inter Pipeline Ltd.		224,321	3,765,650
Keyera Corp.		110,692	2,565,809
Kinross Gold Corp. (a)		675,270	3,281,245
Kirkland Lake Gold Ltd.		109,649	5,149,032
Loblaw Companies Ltd.		100,214	5,344,341
Lundin Mining Corp.		341,273	1,723,078
Magna International, Inc. Class A (sub. vtg.)		166,251	8,939,257
Manulife Financial Corp.		1,080,502	20,123,540
Methanex Corp.		34,724	1,315,826
Metro, Inc. Class A (sub. vtg.)		140,829	5,955,641
National Bank of Canada		185,907	9,600,937
Nutrien Ltd.		321,067	15,359,830
Onex Corp. (sub. vtg.)		48,709	2,863,517
Open Text Corp.		153,081	6,185,537
Pembina Pipeline Corp.		280,795	9,885,707
Power Corp. of Canada (sub. vtg.)		169,313	3,918,199
Power Financial Corp.		143,980	3,366,930
PrairieSky Royalty Ltd.		121,692	1,188,186
Quebecor, Inc. Class B (sub. vtg.)		92,524	2,151,002
Restaurant Brands International, Inc.		118,560	7,756,674
Restaurant Brands International, Inc.		13,873	907,849
RioCan (REIT)		83,065	1,666,850
Rogers Communications, Inc. Class B (non-vtg.)		194,371	9,151,124
Royal Bank of Canada		778,055	62,759,520
Saputo, Inc.		125,716	3,646,155
Shaw Communications, Inc. Class B		264,459	5,397,204
Shopify, Inc. Class A (a)		54,353	17,043,344
Smart (REIT)		43,841	1,059,826
SNC-Lavalin Group, Inc. (b)		100,373	1,814,502
Sun Life Financial, Inc.		325,294	14,593,898
Suncor Energy, Inc.		859,714	25,561,005
TC Energy Corp.		503,104	25,359,559
Teck Resources Ltd. Class B (sub. vtg.)		275,172	4,349,769
TELUS Corp.		113,003	4,019,581
The Stars Group, Inc. (a)		118,658	2,581,989
The Toronto-Dominion Bank		996,622	56,909,833
Thomson Reuters Corp.		109,605	7,365,529
Tourmaline Oil Corp.		132,878	1,140,021
Vermilion Energy, Inc. (b)		98,252	1,297,992
West Fraser Timber Co. Ltd.		27,900	1,290,039
Wheaton Precious Metals Corp.		246,047	6,897,013
WSP Global, Inc.		60,586	3,780,243

TOTAL CANADA			781,556,780

Cayman Islands - 4.6%
3SBio, Inc. (a)(c)		884,000	1,646,678
51job, Inc. sponsored ADR (a)		13,082	1,030,469
58.com, Inc. ADR (a)		49,623	2,620,591
AAC Technology Holdings, Inc.		418,500	2,708,237
Agile Property Holdings Ltd.		586,000	789,850
Airtac International Group		61,000	835,055
Alibaba Group Holding Ltd. sponsored ADR (a)		776,939	137,261,813
Anta Sports Products Ltd.		575,000	5,624,720
ASM Pacific Technology Ltd.		157,200	2,194,957
Autohome, Inc. ADR Class A (a)(b)		33,383	2,822,866
Baidu.com, Inc. sponsored ADR (a)		152,970	15,579,995
Baozun, Inc. sponsored ADR (a)(b)		19,697	857,213
BeiGene Ltd. ADR (a)(b)		20,957	2,899,191
Bosideng International Holdings Ltd.		1,466,000	758,083
Budweiser Brewing Co. APAC Ltd. (a)(c)		670,100	2,432,886
Chailease Holding Co. Ltd.		661,475	2,982,255
Cheung Kong Property Holdings Ltd.		1,418,116	9,866,839
China Aoyuan Property Group Ltd.		647,000	826,821
China Conch Venture Holdings Ltd.		956,000	3,740,718
China Education Group Holdings Ltd.		357,000	533,280
China First Capital Group Ltd. (a)		1,266,000	359,978
China Hongqiao Group Ltd.		741,500	411,822
China Huishan Dairy Holdings Co. Ltd. (a)(d)		958,000	25,674
China Investment Fund International Holdings Co. Ltd. (d)		320,000	471,264
China Literature Ltd. (a)(b)(c)		138,600	542,973
China Medical System Holdings Ltd.		724,000	981,834
China Mengniu Dairy Co. Ltd.		1,505,000	6,000,052
China Resources Cement Holdings Ltd.		1,220,000	1,336,011
China Resources Land Ltd.		1,504,465	6,398,306
China State Construction International Holdings Ltd.		1,081,750	996,241
China Zhongwang Holdings Ltd.		548,800	227,841
CIFI Holdings Group Co. Ltd.		1,497,898	999,062
CK Hutchison Holdings Ltd.		1,487,116	13,730,667
Country Garden Holdings Co. Ltd.		4,128,537	5,731,356
Country Garden Services Holdings Co. Ltd.		613,000	2,077,073
Ctrip.com International Ltd. ADR (a)		257,098	8,481,663
Dali Foods Group Co. Ltd. (c)		1,052,000	719,232
ENN Energy Holdings Ltd.		429,600	4,901,112
Evergrande Real Estate Group Ltd.		936,000	2,278,464
Future Land Development Holding Ltd.		832,000	876,775
GDS Holdings Ltd. ADR (a)(b)		34,744	1,448,130
Geely Automobile Holdings Ltd.		2,753,000	5,209,260
Genscript Biotech Corp. (a)		458,000	1,097,343
Greentown Service Group Co. Ltd.		574,000	651,243
Haidilao International Holding Ltd. (c)		168,000	813,303
Haitian International Holdings Ltd.		324,000	764,547
Hengan International Group Co. Ltd.		417,000	2,911,495
Huazhu Group Ltd. ADR		74,877	2,834,843
Hutchison China Meditech Ltd. sponsored ADR (a)		30,122	569,306
iQIYI, Inc. ADR (a)(b)		61,269	1,067,919
JD.com, Inc. sponsored ADR (a)		407,284	12,686,897
Kaisa Group Holdings Ltd.		1,299,000	568,066
Kingboard Chemical Holdings Ltd.		361,000	962,030
Kingboard Laminates Holdings Ltd.		637,000	583,163
Kingdee International Software Group Co. Ltd.		1,319,000	1,445,294
Kingsoft Corp. Ltd. (a)		423,000	973,509
KWG Property Holding Ltd.		877,000	883,123
Lee & Man Paper Manufacturing Ltd.		483,000	268,580
Li Ning Co. Ltd.		1,056,500	3,582,404
Lijun International Pharmaceutical Holding Ltd.		768,000	640,505
Logan Property Holdings Co. Ltd.		716,000	1,090,454
Longfor Properties Co. Ltd. (c)		1,011,000	4,195,804
Meitu, Inc. (a)(c)		1,093,500	242,006
Meituan Dianping Class B (a)		541,490	6,458,970
Melco Crown Entertainment Ltd. sponsored ADR		117,185	2,524,165
MGM China Holdings Ltd.		527,200	834,812
Momo, Inc. ADR		85,204	2,856,038
NetEase, Inc. ADR		38,710	11,065,641
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		76,439	9,330,144
Nexteer Auto Group Ltd.		339,000	315,955
NIO, Inc. sponsored ADR (a)(b)		308,188	446,873
Noah Holdings Ltd. sponsored ADR (a)		25,177	762,611
Pinduoduo, Inc. ADR (a)		104,737	4,281,649
Sands China Ltd.		1,314,800	6,476,205
Semiconductor Manufacturing International Corp. (a)		1,770,000	2,248,340
Shenzhou International Group Holdings Ltd.		412,900	5,705,722
Shimao Property Holdings Ltd.		669,500	2,242,882
Shui On Land Ltd.		1,205,500	242,598
SINA Corp. (a)		38,039	1,506,344
Sino Biopharmaceutical Ltd.		3,747,000	5,578,884
SOHO China Ltd.		1,535,000	523,806
Sunac China Holdings Ltd.		1,321,000	5,991,776
Sunny Optical Technology Group Co. Ltd.		400,500	6,437,591
TAL Education Group ADR (a)		212,538	9,098,752
Tencent Holdings Ltd.		3,117,000	126,434,614
Tencent Music Entertainment Group ADR (a)		48,329	668,873
Tingyi (Cayman Islands) Holding Corp.		1,122,000	1,492,592
Towngas China Co. Ltd.		409,922	315,999
Uni-President China Holdings Ltd.		776,000	801,555
Vipshop Holdings Ltd. ADR (a)		248,046	2,862,451
Want Want China Holdings Ltd.		2,951,000	2,485,951
Weibo Corp. sponsored ADR (a)(b)		28,517	1,402,751
WH Group Ltd. (c)		5,109,500	5,393,299
Wharf Real Estate Investment Co. Ltd.		654,000	3,846,648
Wuxi Biologics (Cayman), Inc. (a)(c)		312,000	3,666,457
Wynn Macau Ltd.		914,000	1,983,454
Xiaomi Corp. Class B (a)(c)		4,337,000	4,913,807
Xinyi Solar Holdings Ltd.		1,906,488	1,077,235
Yihai International Holding Ltd.		259,000	1,761,392
Yuzhou Properties Co.		515,958	217,952
YY, Inc. ADR (a)		29,696	1,687,921
Zhen Ding Technology Holding Ltd.		302,230	1,436,925
Zhongsheng Group Holdings Ltd. Class H		293,000	971,359
ZTO Express (Cayman), Inc. sponsored ADR		186,839	4,110,458

TOTAL CAYMAN ISLANDS			553,510,592

Chile - 0.2%
Aguas Andinas SA		1,317,262	603,923
Banco de Chile		27,055,611	3,484,103
Banco de Credito e Inversiones		26,766	1,490,248
Banco Santander Chile		33,573,312	2,082,940
Cencosud SA		714,322	969,960
Colbun SA (a)		3,574,461	616,710
Compania Cervecerias Unidas SA		101,407	1,011,868
Compania de Petroleos de Chile SA (COPEC)		216,854	1,939,024
CorpBanca SA		72,283,408	438,613
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)		68,353	534,676
Empresas CMPC SA		659,267	1,502,375
Enel Chile SA		15,498,586	1,274,621
Enersis SA		22,148,143	4,136,351
LATAM Airlines Group SA		176,462	1,951,171
S.A.C.I. Falabella		391,718	1,993,980

TOTAL CHILE			24,030,563

China - 2.8%
Agricultural Bank of China Ltd.:
(A Shares)		1,137,100	587,589
(H Shares)		16,906,000	6,956,882
Aier Eye Hospital Group Co. Ltd. (A Shares)		63,340	355,517
Air China Ltd. (H Shares)		1,052,000	928,814
Aisino Co. Ltd. (A Shares)		26,200	76,568
Aluminum Corp. of China Ltd.:
(A shares) (a)		463,800	223,033
(H Shares) (a)		2,160,000	639,936
Angang Steel Co. Ltd. (H Shares)		1,449,800	484,993
Anhui Conch Cement Co. Ltd.:
(A Shares)		82,800	495,610
(H Shares)		701,500	4,192,677
Anxin Trust Co. Ltd. (A Shares) (a)		43,200	25,729
AVIC Aircraft Co. Ltd. (A Shares)		84,600	180,135
AVIC Aviation Engine Corp. PLC (A Shares)		19,952	59,866
AVIC Capital Co. Ltd. (A Shares)		68,400	44,351
AviChina Industry & Technology Co. Ltd. (H Shares)		1,358,000	641,454
Baic Motor Corp. Ltd. (H Shares) (c)		937,000	581,228
Bank Communications Co. Ltd.:
(H Shares)		5,806,200	3,965,331
Class A		245,000	195,136
Bank of Beijing Co. Ltd. (A Shares)		179,600	141,208
Bank of Chengdu Co. Ltd. Class A		202,100	241,758
Bank of China Ltd.:
(A Shares)		150,000	78,787
(H Shares)		44,426,024	18,116,274
Bank of Guiyang Co. Ltd. (A Shares)		181,760	235,780
Bank of Hangzhou Co. Ltd. (A Shares)		181,331	231,647
Bank of Jiangsu Co. Ltd. (A Shares)		104,400	104,811
Bank of Nanjing Co. Ltd. (A Shares)		44,100	54,018
Bank of Ningbo Co. Ltd. (A Shares)		177,700	681,163
Bank of Shanghai Co. Ltd. (A Shares)		181,900	240,853
Baoshan Iron & Steel Co. Ltd. (A Shares)		137,800	113,419
BBMG Corp. (H Shares)		1,247,000	356,882
Beijing Capital International Airport Co. Ltd. (H Shares)		970,000	918,708
Beijing Shiji Information Technology Co. Ltd. (A Shares)		27,200	140,409
Beijing Tongrentang Co. Ltd. (A Shares)		35,900	140,117
BOE Technology Group Co. Ltd. (A Shares)		989,700	500,997
BYD Co. Ltd.:
(A Shares)		22,300	135,565
(H Shares) (b)		446,000	2,091,971
Caitong Securities Co. Ltd.		64,700	91,307
CGN Power Co. Ltd. (H Shares) (c)		5,799,000	1,506,128
Changjiang Securities Co. Ltd. (A Shares)		55,200	53,314
Chaozhou Three-Circle Group Co. (A Shares)		51,500	137,129
China Cinda Asset Management Co. Ltd. (H Shares)		5,049,000	1,047,400
China CITIC Bank Corp. Ltd. (H Shares)		5,009,293	2,903,691
China Coal Energy Co. Ltd. (H Shares)		741,000	295,497
China Communications Construction Co. Ltd.:
(A Shares)		293,200	391,647
(H Shares)		2,264,000	1,723,453
China Communications Services Corp. Ltd. (H Shares)		1,312,000	810,197
China Construction Bank Corp. (H Shares)		52,896,649	42,384,525
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)		209,900	154,273
(H Shares) (a)		822,000	409,967
China Everbright Bank Co. Ltd.:
(A Shares)		718,700	442,723
(H Shares)		1,981,000	911,592
China Film Co. Ltd. (A Shares)		50,000	94,467
China Fortune Land Development Co. Ltd. (A Shares)		98,100	397,731
China Galaxy Securities Co. Ltd. (H Shares)		1,844,500	940,487
China Gezhouba Group Co. Ltd. (A Shares)		76,500	62,249
China Grand Automotive Services Co. Ltd. (A Shares)		167,800	85,966
China Huarong Asset Management Co. Ltd. (c)		5,659,000	835,465
China International Capital Corp. Ltd. (H Shares) (c)		670,800	1,223,168
China International Travel Service Corp. Ltd. (A Shares)		52,800	677,056
China Life Insurance Co. Ltd. (H Shares)		4,221,000	10,855,110
China Longyuan Power Grid Corp. Ltd. (H Shares)		1,687,000	911,376
China Merchants Bank Co. Ltd.:
(A Shares)		287,800	1,449,555
(H Shares)		2,378,691	11,344,527
China Merchants Securities Co. Ltd. (A Shares)		189,000	440,906
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		243,400	646,459
China Minsheng Banking Corp. Ltd.:
(A Shares)		1,507,800	1,316,140
(H Shares)		3,237,332	2,264,419
China Molybdenum Co. Ltd.:
(H Shares) (b)		2,238,000	705,275
Class A		384,300	185,348
China National Building Materials Co. Ltd. (H Shares)		2,044,000	1,722,732
China National Chemical Engineering Co. Ltd. (A Shares)		121,200	102,866
China National Nuclear Power Co. Ltd. (A Shares)		207,800	149,191
China Northern Rare Earth Group High-Tech Co. Ltd.		116,700	166,599
China Oilfield Services Ltd. (H Shares)		934,000	1,300,386
China Pacific Insurance (Group) Co. Ltd. (H Shares)		1,691,800	6,138,339
China Petroleum & Chemical Corp.:
(A Shares)		425,000	295,596
(H Shares)		14,541,800	8,271,015
China Railway Construction Corp. Ltd.:
(A Shares)		389,400	518,754
(H Shares)		944,000	1,032,535
China Railway Group Ltd.:
(A Shares)		127,200	104,041
(H Shares)		2,838,000	1,710,505
China Railway Signal & Communications Corp. (H Shares) (c)		813,000	485,348
China Reinsurance Group Corp. (H Shares)		3,499,000	570,835
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		35,200	147,205
China Shenhua Energy Co. Ltd.:
(A Shares)		31,000	81,118
(H Shares)		1,994,500	4,050,711
China Shipbuilding Industry Co. (A Shares)		334,700	251,606
China Shipbuilding Industry Group Power Co. Ltd. (a)		13,400	39,852
China Shipping Development Co. Ltd. (H Shares)		398,000	171,212
China Southern Airlines Ltd. (H Shares)		1,300,000	800,072
China State Construction Engineering Corp. Ltd. (A Shares)		1,386,640	1,032,008
China Telecom Corp. Ltd. (H Shares)		7,600,000	3,233,106
China Tower Corp. Ltd. (H Shares) (c)		23,360,000	5,141,370
China United Network Communications Ltd. (A Shares)		760,700	662,243
China Vanke Co. Ltd.:
(A Shares)		184,000	692,316
(H Shares)		919,100	3,351,543
China Yangtze Power Co. Ltd. (A Shares)		497,400	1,261,259
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		1,249,000	666,650
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		31,800	219,231
CITIC Securities Co. Ltd.:
(A Shares)		20,500	63,082
(H Shares)		1,668,500	3,061,224
Contemporary Amperex Technology Co. Ltd.		12,100	118,026
COSCO Shipping Development Co. Ltd. (H Shares)		481,000	53,886
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)		38,300	25,045
(H Shares) (a)		1,731,000	647,597
CRRC Corp. Ltd.:
(A Shares)		249,600	255,032
(H Shares)		3,207,800	2,145,489
Daqin Railway Co. Ltd. (A Shares)		474,700	514,188
Datang International Power Generation Co. Ltd. (H Shares)		1,010,000	199,219
DHC Software Co. Ltd. (A Shares)		157,400	159,343
Dong E-E-Jiao Co. Ltd. (A Shares)		22,300	111,744
Dongfeng Motor Group Co. Ltd. (H Shares)		1,650,000	1,655,137
Dongxing Securities Co. Ltd. (A Shares)		85,900	132,565
East Money Information Co. Ltd. (A Shares)		115,900	245,018
Everbright Securities Co. Ltd. (A Shares)		30,600	49,742
Fangda Carbon New Material Co. Ltd. (A Shares)		52,448	79,587
Financial Street Holdings Co. Ltd. (A Shares)		177,500	197,984
Focus Media Information Technology Co. Ltd. (A Shares)		475,840	404,792
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		39,200	621,697
Founder Securities Co. Ltd. (A Shares)		60,100	57,375
Foxconn Industrial Internet Co. Ltd. (A Shares)		74,000	161,207
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)		358,800	1,013,825
GD Power Development Co. Ltd. (A Shares)		493,000	163,016
Gemdale Corp. (A Shares)		43,500	73,464
GF Securities Co. Ltd.:
(A Shares) (a)		70,600	137,375
(H Shares)		971,000	1,011,274
Giant Network Group Co. Ltd. (A Shares)		45,400	114,756
GoerTek, Inc. (A Shares)		90,300	237,964
Great Wall Motor Co. Ltd. (H Shares) (b)		1,866,500	1,512,334
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		68,900	574,449
Greenland Holdings Corp. Ltd. (A Shares)		66,500	64,347
Guanghui Energy Co. Ltd. (A Shares)		376,500	175,820
Guangzhou Automobile Group Co. Ltd.		12,200	19,898
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,821,526	1,819,223
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (A Shares)		24,900	119,332
Guangzhou Haige Communications Group (A Shares)		113,500	154,766
Guangzhou R&F Properties Co. Ltd. (H Shares)		554,000	858,398
Guosen Securities Co. Ltd. (A Shares)		72,000	124,916
Guotai Junan Securities Co. Ltd.:
(A Shares)		173,100	418,951
(H Shares) (c)		443,600	677,865
Guoyuan Securities Co. Ltd. (A Shares)		98,900	118,542
Haier Smart Home Co. Ltd. (A Shares)		90,500	205,549
Haitong Securities Co. Ltd.:
(A Shares)		18,300	36,608
(H Shares)		1,900,800	1,940,543
Hanergy Mobile Energy Holding (d)		1,902,000	2
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		180,200	825,411
Hangzhou Robam Appliances Co. Ltd. (A Shares)		30,000	134,107
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		21,600	209,442
Heilan Home Co. Ltd. (A Shares)		93,500	101,963
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		13,600	57,528
Hengli Petrochemical Co. Ltd. (A Shares)		48,160	110,131
Hengtong Optic-electric Co. Ltd. (A Shares)		32,000	66,734
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		8,300	114,344
Huaan Securities Co. Ltd. (A Shares)		14,400	12,873
Huadian Power International Corp. Ltd. (H Shares)		602,000	225,575
Huadong Medicine Co. Ltd. (A Shares)		8,560	31,685
Huaneng Power International, Inc. (H Shares)		2,114,000	1,004,098
Huaneng Renewables Corp. Ltd. (H Shares)		2,430,000	927,715
Huatai Securities Co. Ltd.:
(A Shares)		217,500	538,175
(H Shares) (c)		765,000	1,137,109
HUAXI Securities Co. Ltd.		8,100	10,950
Huaxia Bank Co. Ltd. (A Shares)		294,600	313,201
Huayu Automotive Systems Co. Ltd. (A Shares)		14,400	51,319
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		191,400	185,108
Hundsun Technologies, Inc. (A Shares)		17,600	190,265
iFlytek Co. Ltd. (A Shares)		13,400	62,946
Industrial & Commercial Bank of China Ltd. (H Shares)		37,068,008	26,555,274
Industrial Bank Co. Ltd. (A Shares)		472,900	1,256,218
Industrial Securities Co. Ltd. (A Shares)		58,300	52,766
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		162,000	666,760
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)		200,900	39,064
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		2,498,988	2,179,707
Jiangsu Expressway Co. Ltd. (H Shares)		634,000	842,300
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		81,360	1,049,030
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		40,900	584,177
Jiangxi Copper Co. Ltd. (H Shares)		779,000	911,998
Jinke Properties Group Co. Ltd. (A Shares)		152,000	149,525
Jointown Pharmaceutical Group (A Shares)		62,100	113,919
Kangmei Pharmaceutical Co. Ltd. (A Shares)		42,400	22,418
Kweichow Moutai Co. Ltd. (A Shares)		25,100	4,200,977
Legend Holdings Corp.:
(H Shares) (c)		136,700	300,494
rights (a)(d)		9,446	1,567
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		31,600	135,375
Liaoning Chengda Co. Ltd. (A Shares) (a)		64,100	127,585
LONGi Green Energy Technology Co. Ltd.		81,630	264,278
Luxshare Precision Industry Co. Ltd. (A Shares)		144,515	651,305
Luzhou Laojiao Co. Ltd. (A Shares)		35,100	434,044
Maanshan Iron & Steel Co. Ltd.:
(A Shares)		672,600	253,828
(H Shares)		660,000	249,628
Mango Excellent Media Co. Ltd. (A Shares)		41,900	160,544
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares)		17,364	36,745
Metallurgical Corp. China Ltd.:
(A Shares)		296,500	115,334
(H Shares)		1,171,000	247,900
Midea Group Co. Ltd. (A Shares)		93,100	733,239
Muyuan Foodstuff Co. Ltd. (A Shares)		35,800	500,193
NARI Technology Co. Ltd. (A Shares)		78,700	245,102
New China Life Insurance Co. Ltd.		64,400	435,399
New China Life Insurance Co. Ltd. (H Shares)		480,900	1,866,458
Offshore Oil Enginering Co. Ltd. (A Shares)		155,000	132,633
Oppein Home Group, Inc. (A Shares)		6,900	108,110
Orient Securities Co. Ltd. (A Shares)		31,300	44,401
People's Insurance Co. of China Group (H Shares)		4,235,000	1,783,669
PetroChina Co. Ltd. (H Shares)		12,006,000	5,854,865
PICC Property & Casualty Co. Ltd. (H Shares)		3,742,001	4,735,574
Ping An Bank Co. Ltd. (A Shares)		438,300	1,011,407
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		231,900	2,895,147
(H Shares)		3,093,000	35,698,759
Poly Developments & Holdings (A Shares)		353,500	722,544
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		4,495,000	2,882,028
Power Construction Corp. of China Ltd. (A Shares)		60,646	38,402
Qihoo 360 Technology Co. Ltd. (A Shares)		35,200	112,837
Risesun Real Estate Development Co. Ltd. (A Shares)		132,600	163,675
Rongsheng Petrochemical Co. Ltd. (A Shares)		48,000	75,068
SAIC Motor Corp. Ltd. (A Shares)		229,100	764,088
Sanan Optoelectronics Co. Ltd. (A Shares)		15,300	32,985
Sany Heavy Industry Co. Ltd. (A Shares)		209,900	401,112
SDIC Capital Co. Ltd.		60,600	105,390
SDIC Power Holdings Co. Ltd. (A Shares)		52,900	62,619
Seazen Holdings Co. Ltd. (A Shares)		27,200	122,795
Shaanxi Coal Industry Co. Ltd. (A Shares)		60,200	71,580
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		37,470	108,899
Shandong Gold Mining Co. Ltd. (A Shares)		50,280	228,406
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		1,040,000	1,193,963
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)		214,240	99,047
Shanghai Construction Group Co. Ltd. (A Shares)		192,600	93,257
Shanghai Electric Group Co. Ltd.:
(A Shares)		293,800	203,456
(H Shares)		902,000	275,901
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		37,600	135,821
(H Shares)		311,500	879,166
Shanghai International Airport Co. Ltd. (A Shares)		7,072	76,547
Shanghai International Port Group Co. Ltd. (A Shares)		54,600	44,983
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		1,609,936	1,773,188
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)		496,300	896,774
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		702,500	1,246,979
Shanghai Tunnel Engineering Co. Ltd.		150,800	124,605
Shanghaioriental Pearl Media Co. Ltd.		189,390	241,971
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		187,000	186,018
Shanxi Securities Co. Ltd. (A Shares)		99,200	109,636
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		14,400	181,728
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		255,000	205,147
Shenergy Co. Ltd. (A Shares)		85,171	70,007
Shenwan Hongyuan Group Co. Ltd. (A Shares)		364,100	247,486
Shenzhen Inovance Technology Co. Ltd. (A Shares)		36,200	128,074
Shenzhen Kangtai Biological Products Co. Ltd.		14,800	181,838
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		7,500	189,371
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		45,700	45,659
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)		35,400	94,054
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. (A Shares)		163,000	92,959
Shijiazhuang Baosh Electric Co. Ltd. (A Shares)		146,100	98,794
Sichuan Chuantou Energy Co. Ltd. (A Shares)		64,800	88,839
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		33,300	112,870
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		62,400	195,353
Sinolink Securities Co. Ltd. (A Shares)		103,500	124,925
Sinopec Engineering Group Co. Ltd. (H Shares)		792,000	452,435
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)		366,600	206,073
(H Shares)		966,000	266,799
Sinopharm Group Co. Ltd. (H Shares)		604,800	2,165,940
Sinotrans Ltd. (H Shares)		836,000	245,805
Songcheng Performance Development Co. Ltd. (A Shares)		39,200	164,695
Soochow Securities Co. Ltd. (A Shares)		69,500	89,610
Spring Airlines Co. Ltd. (A Shares)		27,500	168,635
Suning.com Co. Ltd. (A Shares)		351,900	526,842
Suzhou Gold Mantis Consolidated Co. Ltd.		81,600	92,600
Tasly Pharmaceutical Group Co. Ltd. (A Shares)		40,000	83,020
TBEA Co. Ltd. (A Shares)		39,900	36,357
TCL Corp. (A Shares)		339,900	158,783
Tong Ren Tang Technologies Co. Ltd. (H Shares)		219,000	218,037
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		57,100	129,508
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		808,900	249,161
Tongwei Co. Ltd. (A Shares)		67,200	121,067
TravelSky Technology Ltd. (H Shares)		460,000	1,048,550
Tsingtao Brewery Co. Ltd.:
(A Shares)		22,000	146,616
(H Shares)		226,000	1,309,674
Walvax Biotechnology Co. Ltd. (A Shares)		42,800	183,210
Wanhua Chemical Group Co. Ltd. (A Shares)		91,400	591,108
Weichai Power Co. Ltd.:
(A Shares)		182,100	298,570
(H Shares)		983,800	1,548,521
Weifu High-Technology Group Co. Ltd. (A Shares)		6,000	14,288
Wens Foodstuffs Group Co. Ltd. (A Shares)		106,200	606,644
Western Securities Co. Ltd. (A Shares)		95,500	119,899
Wuliangye Yibin Co. Ltd. (A Shares)		79,500	1,487,200
WuXi AppTec Co. Ltd.		43,300	578,002
WuXi AppTec Co. Ltd. (H Shares) (c)		63,080	760,538
XCMG Construction Machinery Co. Ltd. (A Shares)		223,300	143,164
Xiamen C&D, Inc. (A Shares)		136,200	164,092
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		9,500	16,939
(H Shares)		411,764	491,073
Yanzhou Coal Mining Co. Ltd. (H Shares)		996,000	1,010,515
Yonghui Superstores Co. Ltd. (A Shares)		329,600	390,191
Yonyou Network Technology Co. Ltd. (A Shares)		45,400	190,256
Yunnan Baiyao Group Co. Ltd. (A Shares)		41,200	506,296
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		9,500	146,278
Zhaojin Mining Industry Co. Ltd. (H Shares)		540,500	604,483
Zhejiang China Commodities City Group Co. Ltd. (A Shares)		205,600	113,836
Zhejiang Chint Electric Co. Ltd. (A Shares)		17,600	56,981
Zhejiang Dahua Technology Co. Ltd. (A Shares)		25,500	58,246
Zhejiang Expressway Co. Ltd. (H Shares)		800,000	655,095
Zhejiang Longsheng Group Co. Ltd. (A Shares)		74,200	145,644
Zhejiang Semir Garment Co. Ltd. (A Shares)		66,500	104,997
Zhengzhou Yutong Bus Co. Ltd. (A Shares)		14,600	29,623
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)		163,100	542,937
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		267,700	993,319
Zijin Mining Group Co. Ltd. (H Shares)		3,609,000	1,250,121
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)		189,900	157,639
ZTE Corp.:
(A Shares) (a)		32,800	155,202
(H Shares) (a)		531,536	1,482,930

TOTAL CHINA			342,727,486

Colombia - 0.1%
Bancolombia SA		114,465	1,391,867
Cementos Argos SA		284,403	642,010
Ecopetrol SA		2,704,762	2,432,685
Grupo de Inversiones Suramerica SA		101,638	1,028,408
Interconexion Electrica SA ESP		226,143	1,304,671
Inversiones Argos SA		124,907	676,272

TOTAL COLOMBIA			7,475,913

Czech Republic - 0.0%
Ceske Energeticke Zavody A/S		82,835	1,889,603
Komercni Banka A/S		40,084	1,354,932
MONETA Money Bank A/S (c)		292,857	973,287

TOTAL CZECH REPUBLIC			4,217,822

Denmark - 1.1%
A.P. Moller - Maersk A/S:
Series A		1,803	2,163,988
Series B		3,789	4,833,258
Carlsberg A/S Series B		58,913	8,287,994
Christian Hansen Holding A/S		56,447	4,333,760
Coloplast A/S Series B		64,778	7,805,697
Danske Bank A/S		348,039	4,965,900
DSV A/S		120,597	11,701,805
Genmab A/S (a)		36,532	7,982,049
H Lundbeck A/S		41,734	1,423,571
ISS Holdings A/S		89,716	2,347,766
Novo Nordisk A/S Series B		966,689	53,156,982
Novozymes A/S Series B		113,894	5,362,478
ORSTED A/S (c)		103,601	9,087,590
Pandora A/S		55,690	2,738,444
Tryg A/S		71,267	1,990,514
Vestas Wind Systems A/S		103,723	8,450,086
William Demant Holding A/S (a)		56,425	1,489,213

TOTAL DENMARK			138,121,095

Egypt - 0.0%
Commercial International Bank SAE		573,150	2,876,403
Commercial International Bank SAE sponsored GDR		151,516	748,489
Eastern Tobacco Co.		527,846	523,594
Elsewedy Electric Co.		287,746	239,788

TOTAL EGYPT			4,388,274

Finland - 0.7%
Elisa Corp. (A Shares)		76,713	4,189,776
Fortum Corp.		244,264	5,963,441
Kone OYJ (B Shares)		185,835	11,822,212
Metso Corp.		54,431	2,056,750
Neste Oyj		231,296	8,347,729
Nokia Corp.		3,131,907	11,497,274
Nokian Tyres PLC		66,653	1,903,055
Nordea Bank ABP (Stockholm Stock Exchange)		1,767,995	12,940,552
Orion Oyj (B Shares)		55,233	2,448,038
Sampo Oyj (A Shares)		245,362	10,054,898
Stora Enso Oyj (R Shares)		319,885	4,147,425
UPM-Kymmene Corp.		294,106	9,558,399
Wartsila Corp.		250,341	2,641,841

TOTAL FINLAND			87,571,390

France - 6.6%
Accor SA		103,365	4,440,701
Aeroports de Paris		15,768	2,996,663
Air Liquide SA		215,741	28,657,358
Alstom SA		103,392	4,468,383
Amundi SA (c)		33,584	2,397,199
Arkema SA		35,938	3,673,083
Atos Origin SA		53,633	4,162,279
AXA SA		1,050,128	27,798,182
BIC SA		12,363	858,331
bioMerieux SA		20,246	1,656,270
BNP Paribas SA		610,543	31,906,707
Bollore SA (a)		2,237	9,531
Bollore SA		471,915	2,042,148
Bouygues SA		119,831	5,078,606
Bureau Veritas SA		159,706	4,077,169
Capgemini SA		87,350	9,834,696
Carrefour SA		324,728	5,524,890
Casino Guichard Perrachon SA (b)		29,668	1,600,501
CNP Assurances		86,249	1,710,321
Compagnie de St. Gobain		269,363	10,956,338
Covivio		26,704	3,022,972
Credit Agricole SA		620,174	8,092,248
Danone SA		336,877	27,907,330
Dassault Aviation SA		1,272	1,766,234
Dassault Systemes SA		72,274	10,966,609
Edenred SA		130,277	6,858,063
EDF SA (a)		23,260	240,014
EDF SA		301,129	3,107,277
Eiffage SA		42,470	4,562,369
ENGIE		994,141	16,625,938
Essilor International SA		154,432	23,562,160
Eurazeo SA		20,696	1,442,641
Eutelsat Communications		90,472	1,715,358
Faurecia SA		39,174	1,825,400
Gecina SA		24,227	4,155,733
Groupe Eurotunnel SA		242,895	4,066,221
Hermes International SCA		17,003	12,231,423
ICADE		15,486	1,516,441
Iliad SA		12,984	1,343,842
Imerys SA		18,997	733,506
Ingenico SA		33,024	3,526,264
Ipsen SA		21,812	2,323,221
JCDecaux SA		38,772	1,059,439
Kering SA		41,294	23,497,362
Klepierre SA		111,849	4,165,242
L'Oreal SA		113,518	33,145,615
L'Oreal SA (a)		23,733	6,929,693
Legrand SA		144,561	11,282,797
LVMH Moet Hennessy Louis Vuitton SE		151,222	64,580,267
Michelin CGDE Series B		93,782	11,418,642
Natixis SA		487,785	2,236,493
Orange SA		1,081,847	17,411,796
Pernod Ricard SA		116,387	21,482,963
Peugeot Citroen SA		324,028	8,203,517
Publicis Groupe SA		114,122	4,911,647
Remy Cointreau SA (b)		13,450	1,798,594
Renault SA		106,401	5,430,295
Safran SA		178,453	28,232,211
Sanofi SA		614,837	56,680,074
Sartorius Stedim Biotech		14,158	2,119,074
Schneider Electric SA		298,675	27,758,993
SCOR SE		93,800	3,952,360
SEB SA		11,694	1,775,060
Societe Generale Series A		420,584	11,960,957
Sodexo SA (a)		8,142	895,364
Sodexo SA		39,617	4,356,625
SR Teleperformance SA		32,412	7,345,498
Suez Environnement SA		198,891	3,099,978
Thales SA		57,102	5,581,429
Total SA		1,300,406	68,750,184
Ubisoft Entertainment SA (a)		45,951	2,713,130
Valeo SA		129,511	4,815,750
Veolia Environnement SA		298,852	7,856,108
VINCI SA		278,039	31,195,748
Vivendi SA		501,245	13,953,602
Wendel SA		15,194	2,152,125
Worldline SA (a)(c)		44,925	2,728,209

TOTAL FRANCE			800,917,461

Germany - 5.2%
adidas AG		98,339	30,364,212
Allianz SE		230,218	56,224,464
Axel Springer SE (a)		27,082	1,887,785
BASF AG		501,590	38,130,490
Bayer AG		509,969	39,561,456
Bayerische Motoren Werke AG (BMW)		178,673	13,692,116
Beiersdorf AG		54,099	6,404,732
Brenntag AG		89,500	4,491,871
Carl Zeiss Meditec AG		21,664	2,361,822
Commerzbank AG		548,502	3,280,785
Continental AG		61,180	8,194,501
Covestro AG (c)		95,612	4,590,683
Daimler AG (Germany)		497,942	29,106,141
Delivery Hero AG (a)(c)		63,117	2,958,676
Deutsche Bank AG		1,093,745	7,921,731
Deutsche Borse AG		103,863	16,084,193
Deutsche Lufthansa AG		121,603	2,108,272
Deutsche Post AG		548,002	19,405,176
Deutsche Telekom AG		1,804,490	31,751,049
Deutsche Wohnen AG (Bearer)		195,229	7,342,156
Drillisch AG (b)		26,900	719,438
E.ON AG		1,213,990	12,242,453
Evonik Industries AG		109,382	2,885,152
Fraport AG Frankfurt Airport Services Worldwide		25,358	2,119,436
Fresenius Medical Care AG & Co. KGaA		90,437	6,527,712
Fresenius Medical Care AG & Co. KGaA sponsored ADR		52,053	1,877,552
Fresenius SE & Co. KGaA		224,804	11,815,364
GEA Group AG		86,235	2,636,236
Hannover Reuck SE		32,807	5,810,436
HeidelbergCement Finance AG		79,677	5,920,104
Henkel AG & Co. KGaA		54,966	5,293,564
Hochtief AG		12,856	1,603,022
Hugo Boss AG		38,464	1,618,146
Infineon Technologies AG		690,109	13,366,566
KION Group AG		34,049	2,262,542
Knorr-Bremse AG		26,165	2,640,663
Lanxess AG		49,506	3,218,979
Merck KGaA		69,599	8,297,980
Metro Wholesale & Food Specialist AG		92,956	1,513,638
MTU Aero Engines Holdings AG		28,747	7,675,530
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		78,359	21,761,054
Puma AG		44,590	3,354,371
RWE AG		300,580	9,162,024
SAP SE		536,211	71,048,753
Siemens AG		418,812	48,330,935
Siemens Healthineers AG (c)		80,040	3,400,688
Symrise AG		71,748	6,904,173
Telefonica Deutschland Holding AG		480,741	1,525,405
Thyssenkrupp AG (b)		222,530	3,175,562
TUI AG		74,849	977,123
TUI AG (GB)		174,451	2,282,349
Uniper SE		108,947	3,394,950
United Internet AG		65,744	1,980,489
Volkswagen AG		15,912	3,015,156
Vonovia SE		276,733	14,725,229
Wirecard AG (b)		64,800	8,206,422
Zalando SE (a)(c)		75,925	3,289,785

TOTAL GERMANY			632,441,292

Greece - 0.1%
Alpha Bank AE (a)		792,301	1,688,661
EFG Eurobank Ergasias SA (a)		1,471,606	1,490,284
Ff Group (a)(d)		7,962	10,656
Greek Organization of Football Prognostics SA		113,644	1,235,785
Hellenic Telecommunications Organization SA		141,268	2,142,764
Jumbo SA		54,785	1,069,280
Motor Oil (HELLAS) Corinth Refineries SA		33,893	836,911
National Bank of Greece SA (a)		290,345	984,418

TOTAL GREECE			9,458,759

Hong Kong - 2.5%
AIA Group Ltd.		6,586,000	65,584,869
Bank of East Asia Ltd.		655,178	1,578,259
Beijing Enterprises Holdings Ltd.		292,000	1,374,852
BOC Hong Kong (Holdings) Ltd.		2,024,000	6,953,709
BYD Electronic International Co. Ltd.		373,500	641,365
China Agri-Industries Holdings Ltd.		541,000	178,236
China Everbright International Ltd.		2,068,629	1,563,482
China Everbright Ltd.		590,000	874,147
China Jinmao Holdings Group Ltd.		3,058,000	2,033,022
China Merchants Holdings International Co. Ltd.		793,250	1,240,271
China Mobile Ltd.		3,370,500	27,391,044
China Overseas Land and Investment Ltd.		2,108,000	6,651,779
China Power International Development Ltd.		1,507,000	314,714
China Resources Beer Holdings Co. Ltd.		810,989	4,157,962
China Resources Pharmaceutical Group Ltd. (c)		844,000	779,441
China Resources Power Holdings Co. Ltd.		1,255,780	1,578,182
China Taiping Insurance Group Ltd.		860,465	1,934,413
China Unicom Ltd.		3,548,000	3,493,003
CITIC Pacific Ltd.		3,493,000	4,594,988
CLP Holdings Ltd.		877,500	9,113,209
CNOOC Ltd.		9,837,000	14,639,922
CSPC Pharmaceutical Group Ltd.		2,544,000	6,515,492
Far East Horizon Ltd.		1,021,000	966,625
Fosun International Ltd.		1,724,500	2,254,918
Galaxy Entertainment Group Ltd.		1,194,000	8,221,454
Guangdong Investment Ltd.		1,616,000	3,497,506
Hang Lung Properties Ltd.		1,135,000	2,494,961
Hang Seng Bank Ltd.		414,800	8,654,845
Henderson Land Development Co. Ltd.		742,296	3,707,459
Hong Kong & China Gas Co. Ltd.		5,576,794	10,824,011
Hong Kong Exchanges and Clearing Ltd.		655,673	20,426,861
Hua Hong Semiconductor Ltd. (c)		272,000	546,951
Hysan Development Co. Ltd.		314,434	1,239,262
Lenovo Group Ltd.		4,180,000	2,914,058
Link (REIT)		1,164,730	12,685,543
MMG Ltd. (a)		1,436,000	298,949
MTR Corp. Ltd.		823,413	4,721,273
New World Development Co. Ltd.		3,280,497	4,692,543
PCCW Ltd.		2,442,627	1,450,713
Power Assets Holdings Ltd.		752,500	5,369,945
Shanghai Industrial Holdings Ltd.		359,000	668,269
Shenzhen Investment Ltd.		1,118,000	440,039
Sino Land Ltd.		1,618,225	2,419,032
Sino-Ocean Group Holding Ltd.		1,091,413	401,260
Sinotruk Hong Kong Ltd.		383,000	578,739
SJM Holdings Ltd.		1,016,000	1,085,333
Sun Art Retail Group Ltd.		1,415,417	1,444,281
Sun Hung Kai Properties Ltd.		869,083	13,169,492
Swire Pacific Ltd. (A Shares)		283,500	2,702,403
Swire Properties Ltd.		582,000	1,830,419
Techtronic Industries Co. Ltd.		739,000	5,775,296
Vitasoy International Holdings Ltd.		424,000	1,724,115
Wharf Holdings Ltd.		594,000	1,347,937
Wheelock and Co. Ltd.		434,000	2,684,118
Winteam Pharmaceutical Group Ltd.		1,272,000	567,981
Yuexiu Property Co. Ltd.		3,716,000	818,495

TOTAL HONG KONG			295,811,447

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		197,619	1,953,337
OTP Bank PLC		119,026	5,482,503
Richter Gedeon PLC		68,735	1,273,878

TOTAL HUNGARY			8,709,718

India - 2.3%
Adani Ports & Special Economic Zone Ltd. (a)		321,257	1,788,887
Ambuja Cements Ltd.		338,604	964,153
Ashok Leyland Ltd.		623,290	673,184
Asian Paints Ltd.		154,697	3,940,471
Aurobindo Pharma Ltd.		138,575	913,624
Avenue Supermarts Ltd. (a)(c)		69,568	1,951,994
Axis Bank Ltd.		1,133,922	11,740,258
Bajaj Auto Ltd.		42,883	1,960,013
Bajaj Finance Ltd.		93,317	5,287,991
Bajaj Finserv Ltd.		19,770	2,264,212
Bandhan Bank Ltd. (c)		194,203	1,672,219
Bharat Forge Ltd.		119,302	761,629
Bharat Petroleum Corp. Ltd.		360,753	2,669,816
Bharti Airtel Ltd.		1,131,816	5,960,473
Bharti Infratel Ltd.		180,435	481,883
Bosch Ltd.		4,166	897,188
Britannia Industries Ltd.		34,512	1,586,539
Cipla Ltd. (a)		185,048	1,216,518
Coal India Ltd.		710,540	2,074,207
Container Corp. of India Ltd.		113,134	936,777
Dabur India Ltd.		310,965	2,021,658
Divi's Laboratories Ltd.		37,556	927,892
Dr. Reddy's Laboratories Ltd.		66,452	2,607,135
Eicher Motors Ltd.		7,749	2,455,037
GAIL India Ltd. (a)		821,484	1,587,653
Glenmark Pharmaceuticals Ltd.		75,827	336,729
Godrej Consumer Products Ltd.		209,623	2,186,619
Grasim Industries Ltd.		177,668	1,923,476
Havells India Ltd.		123,073	1,198,265
HCL Technologies Ltd.		291,055	4,769,023
HDFC Standard Life Insurance Co. Ltd. (c)		260,082	2,291,969
Hero Motocorp Ltd.		57,648	2,193,779
Hindalco Industries Ltd.		615,866	1,626,854
Hindustan Petroleum Corp. Ltd.		344,801	1,575,064
Hindustan Unilever Ltd.		354,773	10,866,019
Housing Development Finance Corp. Ltd.		897,565	26,918,333
ICICI Bank Ltd.		1,298,730	8,466,726
ICICI Lombard General Insurance Co. Ltd. (c)		78,816	1,485,077
Indiabulls Housing Finance Ltd.		130,065	377,151
Indian Oil Corp. Ltd.		952,958	1,966,948
Infosys Ltd.		1,725,953	16,584,550
Infosys Ltd. sponsored ADR		168,080	1,611,887
InterGlobe Aviation Ltd. (a)(c)		46,939	961,253
ITC Ltd.		1,882,192	6,825,903
JSW Steel Ltd.		453,219	1,453,192
Larsen & Toubro Ltd.		262,439	5,441,167
LIC Housing Finance Ltd.		163,721	950,271
Lupin Ltd. (a)		109,562	1,149,897
Mahindra & Mahindra Financial Services Ltd.		171,208	849,645
Mahindra & Mahindra Ltd.		391,766	3,343,466
Marico Ltd.		282,377	1,455,277
Maruti Suzuki India Ltd.		57,643	6,137,358
Motherson Sumi Systems Ltd. (a)		515,578	892,205
Nestle India Ltd.		11,720	2,464,787
NTPC Ltd.		1,345,424	2,318,445
Oil & Natural Gas Corp. Ltd.		1,410,596	2,813,330
Page Industries Ltd.		2,832	1,026,010
Petronet LNG Ltd.		281,164	1,133,731
Pidilite Industries Ltd. (a)		73,931	1,458,814
Piramal Enterprises Ltd.		44,902	1,063,493
Power Grid Corp. of India Ltd.		1,032,497	2,885,198
Rec Ltd.		441,253	867,426
Reliance Industries Ltd.		1,555,885	32,045,666
Shree Cement Ltd.		4,472	1,252,737
Shriram Transport Finance Co. Ltd.		99,793	1,598,476
State Bank of India (a)		1,026,500	4,511,168
Sun Pharmaceutical Industries Ltd.		491,351	2,999,358
Tata Consultancy Services Ltd.		492,418	15,682,531
Tata Motors Ltd. (a)		946,287	2,338,218
Tata Power Co. Ltd.		437,343	365,031
Tata Steel Ltd.		195,150	1,044,150
Tech Mahindra Ltd.		237,736	2,473,686
Titan Co. Ltd.		172,648	3,236,759
Ultratech Cemco Ltd.		49,273	2,875,366
United Spirits Ltd. (a)		143,462	1,261,120
UPL Ltd. (a)		276,810	2,324,365
Vedanta Ltd.		971,088	2,025,322
Vodafone Idea Ltd. (a)		2,754,316	150,943
Wipro Ltd.		605,222	2,214,708
Yes Bank Ltd.		880,550	871,382
Zee Entertainment Enterprises Ltd. (a)		368,944	1,349,144

TOTAL INDIA			271,830,878

Indonesia - 0.5%
PT Adaro Energy Tbk		7,671,700	715,259
PT Astra International Tbk		11,290,900	5,584,488
PT Bank Central Asia Tbk		5,522,600	12,361,388
PT Bank Mandiri (Persero) Tbk		10,388,800	5,193,043
PT Bank Negara Indonesia (Persero) Tbk		4,142,189	2,261,150
PT Bank Rakyat Indonesia Tbk		31,123,700	9,325,758
PT Bank Tabungan Negara Tbk		1,445,700	191,342
PT Barito Pacific Tbk		14,965,000	1,012,774
PT Bumi Serpong Damai Tbk (a)		2,319,700	233,591
PT Charoen Pokphand Indonesia Tbk		3,766,200	1,689,062
PT Gudang Garam Tbk		230,800	921,751
PT Hanjaya Mandala Sampoerna Tbk		4,794,900	727,014
PT Indah Kiat Pulp & Paper Tbk		1,401,400	725,444
PT Indocement Tunggal Prakarsa Tbk		948,900	1,351,869
PT Indofood CBP Sukses Makmur Tbk		1,234,900	1,022,408
PT Indofood Sukses Makmur Tbk		2,110,300	1,156,452
PT Jasa Marga Tbk		705,953	273,930
PT Kalbe Farma Tbk		11,316,400	1,285,075
PT Pabrik Kertas Tjiwi Kimia Tbk		481,200	362,221
PT Pakuwon Jati Tbk		5,852,200	260,441
PT Perusahaan Gas Negara Tbk Series B		5,992,400	899,274
PT Semen Gresik (Persero) Tbk		1,634,800	1,474,403
PT Surya Citra Media Tbk		1,664,100	144,571
PT Tambang Batubara Bukit Asam Tbk		1,003,300	160,655
PT Telekomunikasi Indonesia Tbk Series B		27,043,100	7,891,741
PT Unilever Indonesia Tbk		789,000	2,456,699
PT United Tractors Tbk		842,412	1,300,289

TOTAL INDONESIA			60,982,092

Ireland - 0.4%
AIB Group PLC		443,931	1,421,974
Bank Ireland Group PLC		531,688	2,556,980
CRH PLC		397,508	14,473,181
CRH PLC sponsored ADR		49,140	1,793,610
DCC PLC (United Kingdom)		54,337	5,093,090
James Hardie Industries PLC CDI		235,986	4,052,873
Kerry Group PLC Class A		84,982	10,274,198
Kingspan Group PLC (Ireland)		80,816	4,187,630
Paddy Power Betfair PLC (Ireland)		41,479	4,284,743
Smurfit Kappa Group PLC		118,847	3,963,247

TOTAL IRELAND			52,101,526

Isle of Man - 0.0%
Gaming VC Holdings SA		319,610	3,684,661
NEPI Rockcastle PLC		189,356	1,647,882

TOTAL ISLE OF MAN			5,332,543

Israel - 0.4%
Azrieli Group		21,660	1,668,541
Bank Hapoalim BM (Reg.)		599,188	4,792,552
Bank Leumi le-Israel BM		785,200	5,716,702
Check Point Software Technologies Ltd. (a)		68,470	7,696,713
CyberArk Software Ltd. (a)		19,916	2,023,067
Elbit Systems Ltd. (Israel)		11,923	1,953,647
Israel Chemicals Ltd.		411,854	1,828,800
Israel Discount Bank Ltd. (Class A)		596,817	2,726,313
Mizrahi Tefahot Bank Ltd.		71,714	1,778,378
NICE Systems Ltd. (a)		30,371	4,801,521
NICE Systems Ltd. sponsored ADR (a)		3,089	487,413
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)(b)		586,487	4,779,869
Wix.com Ltd. (a)		26,111	3,187,370

TOTAL ISRAEL			43,440,886

Italy - 1.2%
Assicurazioni Generali SpA		584,262	11,843,328
Atlantia SpA		272,022	6,716,969
Davide Campari-Milano SpA		321,918	2,949,474
Enel SpA		4,412,166	34,195,894
Eni SpA		1,378,274	20,909,785
FinecoBank SpA		334,338	3,766,160
Intesa Sanpaolo SpA		8,113,176	20,330,210
Leonardo SpA		231,025	2,682,263
Mediobanca SpA		345,483	4,103,628
Moncler SpA		98,042	3,776,819
Pirelli & C. SpA (c)		235,244	1,359,589
Poste Italiane SpA (c)		273,239	3,315,609
Prysmian SpA		134,254	3,100,981
Recordati SpA		54,466	2,288,299
Snam Rete Gas SpA		1,170,619	6,005,720
Telecom Italia SpA (a)		4,931,043	2,886,109
Terna SpA		768,548	5,077,825
UniCredit SpA		1,102,247	13,975,093

TOTAL ITALY			149,283,755

Japan - 16.0%
ABC-MART, Inc.		19,400	1,330,169
ACOM Co. Ltd.		225,900	907,586
Advantest Corp.		108,900	4,955,874
AEON Co. Ltd.		353,800	7,118,585
AEON Financial Service Co. Ltd.		54,800	835,174
AEON MALL Co. Ltd.		54,620	873,867
Agc, Inc.		101,800	3,579,298
Air Water, Inc.		83,200	1,557,586
Aisin Seiki Co. Ltd.		90,500	3,611,839
Ajinomoto Co., Inc.		233,000	4,429,840
Alfresa Holdings Corp.		94,000	2,098,911
All Nippon Airways Ltd.		64,700	2,221,699
Alps Electric Co. Ltd.		108,000	2,315,369
Amada Holdings Co. Ltd.		174,700	1,989,503
Aozora Bank Ltd.		61,100	1,567,726
Asahi Group Holdings		198,600	9,945,384
ASAHI INTECC Co. Ltd.		108,700	2,990,923
Asahi Kasei Corp.		688,900	7,647,716
Astellas Pharma, Inc.		1,035,700	17,775,402
Bandai Namco Holdings, Inc.		109,300	6,720,768
Bank of Kyoto Ltd.		26,600	1,052,843
Benesse Holdings, Inc.		36,900	987,805
Bridgestone Corp.		311,400	12,938,645
Brother Industries Ltd.		128,700	2,418,793
Calbee, Inc.		48,000	1,604,435
Canon, Inc.		456,100	12,515,257
Canon, Inc. sponsored ADR (b)		89,706	2,431,033
Casio Computer Co. Ltd.		101,700	1,650,954
Central Japan Railway Co.		78,600	16,123,534
Chiba Bank Ltd.		286,400	1,556,685
Chubu Electric Power Co., Inc.		346,500	5,198,278
Chugai Pharmaceutical Co. Ltd.		122,600	10,317,502
Chugoku Electric Power Co., Inc.		156,600	2,086,189
Coca-Cola West Co. Ltd.		70,900	1,609,719
Concordia Financial Group Ltd.		552,500	2,253,058
Credit Saison Co. Ltd.		82,600	1,196,109
CyberAgent, Inc.		57,500	1,868,841
Dai Nippon Printing Co. Ltd.		130,300	3,480,119
Dai-ichi Mutual Life Insurance Co.		590,400	9,623,174
Daicel Chemical Industries Ltd.		127,100	1,136,203
Daifuku Co. Ltd.		56,300	2,987,376
Daiichi Sankyo Kabushiki Kaisha		309,800	20,370,525
Daikin Industries Ltd.		135,700	18,992,523
Dainippon Sumitomo Pharma Co. Ltd.		84,900	1,481,773
Daito Trust Construction Co. Ltd.		38,200	5,062,282
Daiwa House Industry Co. Ltd.		307,600	10,589,164
Daiwa House REIT Investment Corp.		998	2,905,980
Daiwa Securities Group, Inc.		895,400	4,024,649
DENSO Corp.		235,500	10,934,246
Dentsu, Inc.		118,500	4,236,348
Disco Corp.		14,700	3,208,091
East Japan Railway Co.		166,800	15,142,276
Eisai Co. Ltd.		138,900	10,054,833
Electric Power Development Co. Ltd.		83,500	2,027,416
FamilyMart Co. Ltd.		137,600	3,413,333
Fanuc Corp.		105,900	20,888,701
Fast Retailing Co. Ltd.		31,800	19,610,809
Fuji Electric Co. Ltd.		65,300	2,075,341
Fujifilm Holdings Corp.		196,700	8,635,572
Fujitsu Ltd.		107,100	9,492,170
Fukuoka Financial Group, Inc.		87,200	1,680,984
GMO Payment Gateway, Inc.		21,000	1,547,682
Hakuhodo DY Holdings, Inc.		123,300	1,839,970
Hamamatsu Photonics K.K.		81,300	3,156,820
Hankyu Hanshin Holdings, Inc.		122,600	4,906,085
Hikari Tsushin, Inc.		11,800	2,586,522
Hino Motors Ltd.		145,700	1,377,494
Hirose Electric Co. Ltd.		17,016	2,143,506
Hisamitsu Pharmaceutical Co., Inc.		28,600	1,331,023
Hitachi Chemical Co. Ltd.		53,400	1,757,917
Hitachi Construction Machinery Co. Ltd.		53,800	1,388,696
Hitachi High-Technologies Corp.		37,900	2,357,978
Hitachi Ltd.		528,700	19,732,386
Hitachi Metals Ltd.		130,900	1,642,837
Honda Motor Co. Ltd.		888,300	24,032,062
Hoshizaki Corp.		30,400	2,584,071
Hoya Corp.		207,700	18,355,951
Hulic Co. Ltd.		148,200	1,608,971
Idemitsu Kosan Co. Ltd.		110,684	3,253,587
IHI Corp.		83,800	2,065,096
Iida Group Holdings Co. Ltd.		70,900	1,180,989
INPEX Corp.		551,400	5,097,410
Isetan Mitsukoshi Holdings Ltd.		181,500	1,447,493
Isuzu Motors Ltd.		300,100	3,487,135
Itochu Corp.		735,100	15,369,385
ITOCHU Techno-Solutions Corp.		50,600	1,362,699
J. Front Retailing Co. Ltd.		116,000	1,475,044
Japan Airlines Co. Ltd.		54,600	1,701,450
Japan Airport Terminal Co. Ltd.		24,300	1,200,337
Japan Exchange Group, Inc.		280,800	4,635,589
Japan Post Bank Co. Ltd.		203,500	2,024,321
Japan Post Holdings Co. Ltd.		852,700	7,827,132
Japan Prime Realty Investment Corp.		450	2,162,692
Japan Real Estate Investment Corp.		711	4,853,150
Japan Retail Fund Investment Corp.		1,417	3,302,837
Japan Tobacco, Inc.		662,900	14,983,338
JFE Holdings, Inc.		281,900	3,525,905
JGC Corp.		112,600	1,628,583
JSR Corp.		100,900	1,894,270
JTEKT Corp.		124,800	1,591,748
JX Holdings, Inc.		1,761,610	8,234,189
Kajima Corp.		250,600	3,443,889
Kakaku.com, Inc.		67,900	1,576,631
Kamigumi Co. Ltd.		51,300	1,159,952
Kaneka Corp.		26,200	872,161
Kansai Electric Power Co., Inc.		379,800	4,430,796
Kansai Paint Co. Ltd.		91,700	2,208,580
Kao Corp.		266,200	21,402,131
Kawasaki Heavy Industries Ltd.		83,400	2,001,461
KDDI Corp.		960,700	26,583,669
Keihan Electric Railway Co., Ltd.		56,700	2,677,198
Keihin Electric Express Railway Co. Ltd.		125,800	2,504,129
Keio Corp.		56,300	3,482,913
Keisei Electric Railway Co.		72,800	2,976,462
Keyence Corp.		49,740	31,450,424
Kikkoman Corp.		79,200	3,809,732
Kintetsu Group Holdings Co. Ltd.		91,600	4,992,746
Kirin Holdings Co. Ltd.		453,500	9,620,715
Kobayashi Pharmaceutical Co. Ltd.		25,700	2,054,972
Kobe Steel Ltd.		162,300	872,610
Koito Manufacturing Co. Ltd.		58,300	3,049,861
Komatsu Ltd.		504,400	11,810,483
Konami Holdings Corp.		53,500	2,348,586
Konica Minolta, Inc.		250,300	1,837,152
Kose Corp.		18,600	3,297,669
Kubota Corp.		573,800	9,113,813
Kuraray Co. Ltd.		182,200	2,167,691
Kurita Water Industries Ltd.		59,300	1,707,105
Kyocera Corp.		176,300	11,566,492
Kyowa Hakko Kirin Co., Ltd.		144,700	2,662,483
Kyushu Electric Power Co., Inc.		196,500	1,963,717
Kyushu Railway Co.		89,500	2,956,862
Lawson, Inc.		26,100	1,439,844
LINE Corp. (a)(b)		35,000	1,287,542
Lion Corp.		125,100	2,618,026
LIXIL Group Corp.		146,400	2,722,734
M3, Inc. (b)		237,300	5,686,506
Makita Corp.		122,500	4,119,780
Marubeni Corp.		875,900	6,164,652
Marui Group Co. Ltd.		106,400	2,365,311
Maruichi Steel Tube Ltd.		30,200	824,712
Mazda Motor Corp.		295,900	2,716,456
McDonald's Holdings Co. (Japan) Ltd.		32,000	1,606,163
Mebuki Financial Group, Inc.		436,110	1,107,987
Medipal Holdings Corp.		104,600	2,389,853
Meiji Holdings Co. Ltd.		61,200	4,411,167
Mercari, Inc. (a)		39,300	886,080
Minebea Mitsumi, Inc.		199,300	3,785,016
Misumi Group, Inc.		154,200	3,876,397
Mitsubishi Chemical Holdings Corp.		688,600	5,247,975
Mitsubishi Corp.		740,300	18,829,098
Mitsubishi Electric Corp.		989,400	14,136,004
Mitsubishi Estate Co. Ltd.		644,000	12,503,507
Mitsubishi Gas Chemical Co., Inc.		85,300	1,203,320
Mitsubishi Heavy Industries Ltd.		171,800	6,952,638
Mitsubishi Materials Corp.		61,100	1,756,933
Mitsubishi Motors Corp. of Japan		349,800	1,597,117
Mitsubishi Tanabe Pharma Corp.		121,800	1,457,738
Mitsubishi UFJ Financial Group, Inc.		6,689,900	34,682,370
Mitsubishi UFJ Lease & Finance Co. Ltd.		223,800	1,373,905
Mitsui & Co. Ltd.		910,600	15,638,609
Mitsui Chemicals, Inc.		102,700	2,442,355
Mitsui Fudosan Co. Ltd.		486,900	12,456,284
Mitsui OSK Lines Ltd.		67,600	1,841,324
Mizuho Financial Group, Inc.		13,130,460	20,384,731
MonotaRO Co. Ltd. (b)		64,300	1,942,543
MS&AD Insurance Group Holdings, Inc.		257,590	8,317,900
Murata Manufacturing Co. Ltd.		313,700	17,080,396
Nabtesco Corp.		65,300	2,078,813
Nagoya Railroad Co. Ltd.		103,900	3,302,761
NEC Corp.		135,900	5,385,801
New Hampshire Foods Ltd.		41,400	1,739,458
Nexon Co. Ltd. (a)		265,900	3,081,315
NGK Insulators Ltd.		154,100	2,367,402
NGK Spark Plug Co. Ltd.		80,500	1,632,041
Nidec Corp.		121,700	17,917,378
Nikon Corp.		166,200	2,119,102
Nintendo Co. Ltd.		61,600	22,594,110
Nippon Building Fund, Inc.		722	5,477,533
Nippon Electric Glass Co. Ltd.		44,700	1,006,937
Nippon Express Co. Ltd.		43,800	2,499,035
Nippon Paint Holdings Co. Ltd.		76,900	4,188,014
Nippon Prologis REIT, Inc.		1,064	2,972,055
Nippon Steel & Sumitomo Metal Corp.		437,417	6,384,336
Nippon Telegraph & Telephone Corp.		348,200	17,285,662
Nippon Yusen KK		83,900	1,507,271
Nissan Chemical Corp.		72,300	2,968,485
Nissan Motor Co. Ltd.		1,251,500	7,897,692
Nisshin Seifun Group, Inc.		102,745	2,036,839
Nissin Food Holdings Co. Ltd.		32,400	2,447,378
Nitori Holdings Co. Ltd.		44,000	6,697,290
Nitto Denko Corp.		87,400	4,835,468
NKSJ Holdings, Inc.		185,300	7,283,417
Nomura Holdings, Inc.		1,824,500	8,292,323
Nomura Real Estate Holdings, Inc.		58,000	1,374,565
Nomura Real Estate Master Fund, Inc.		2,165	4,138,526
Nomura Research Institute Ltd.		180,820	3,838,938
NSK Ltd.		207,900	1,933,139
NTT Data Corp.		335,900	4,410,653
NTT DOCOMO, Inc.		598,100	16,396,983
NTT DOCOMO, Inc. sponsored ADR		122,323	3,349,204
Obayashi Corp.		361,800	3,723,428
OBIC Co. Ltd.		34,400	4,307,060
Odakyu Electric Railway Co. Ltd.		161,300	3,926,394
Oji Holdings Corp.		520,300	2,690,077
Olympus Corp.		636,200	8,656,386
OMRON Corp.		106,100	6,207,041
Ono Pharmaceutical Co. Ltd.		211,300	3,980,227
Oracle Corp. Japan		22,000	1,933,716
Oriental Land Co. Ltd.		108,100	15,847,563
ORIX Corp.		722,600	11,355,583
Osaka Gas Co. Ltd.		214,000	4,184,702
Otsuka Corp.		57,200	2,306,187
Otsuka Holdings Co. Ltd.		215,600	8,988,420
Pan Pacific International Hold		244,700	3,851,908
Panasonic Corp.		1,195,500	10,047,436
Park24 Co. Ltd.		65,400	1,544,517
PeptiDream, Inc. (a)		55,400	2,780,730
Persol Holdings Co., Ltd.		101,300	1,945,773
Pigeon Corp.		64,700	3,158,546
Pola Orbis Holdings, Inc.		55,200	1,245,632
Rakuten, Inc.		467,500	4,456,876
Recruit Holdings Co. Ltd.		740,900	24,623,103
Renesas Electronics Corp. (a)		412,500	2,792,492
Resona Holdings, Inc.		1,138,100	4,949,101
Ricoh Co. Ltd.		383,600	3,416,193
Rinnai Corp.		20,600	1,514,169
ROHM Co. Ltd.		51,400	4,072,362
Ryohin Keikaku Co. Ltd.		135,600	3,018,764
Sankyo Co. Ltd. (Gunma)		24,100	843,443
Santen Pharmaceutical Co. Ltd.		206,300	3,654,262
SBI Holdings, Inc. Japan		135,880	2,955,165
Secom Co. Ltd.		113,500	10,517,300
Sega Sammy Holdings, Inc.		103,600	1,457,973
Seibu Holdings, Inc.		103,300	1,823,245
Seiko Epson Corp.		140,900	1,992,474
Sekisui Chemical Co. Ltd.		191,400	3,337,201
Sekisui House Ltd.		335,900	7,243,475
Seven & i Holdings Co. Ltd.		413,800	15,633,491
Seven Bank Ltd.		386,700	1,121,107
SG Holdings Co. Ltd.		76,400	1,891,959
Sharp Corp. (b)		124,100	1,423,571
Shimadzu Corp.		127,700	3,410,370
Shimamura Co. Ltd.		11,800	999,497
SHIMANO, Inc.		42,000	6,990,932
SHIMIZU Corp.		326,200	3,040,839
Shin-Etsu Chemical Co. Ltd.		197,600	22,032,643
Shinsei Bank Ltd.		100,700	1,569,888
Shionogi & Co. Ltd.		149,800	8,991,430
Shiseido Co. Ltd.		218,300	17,998,388
Shizuoka Bank Ltd.		235,400	1,788,752
Showa Denko K.K.		77,500	2,174,413
SMC Corp.		31,200	13,479,686
SoftBank Corp.		904,300	12,404,569
SoftBank Corp.		901,400	34,673,627
Sohgo Security Services Co., Ltd.		36,000	1,955,442
Sony Corp.		694,100	42,249,276
Sony Financial Holdings, Inc.		78,600	1,690,957
Stanley Electric Co. Ltd.		67,700	1,873,481
Subaru Corp.		337,100	9,660,448
Sumco Corp.		128,300	2,131,175
Sumitomo Chemical Co. Ltd.		845,500	3,867,639
Sumitomo Corp.		657,000	10,671,257
Sumitomo Electric Industries Ltd.		426,600	5,850,290
Sumitomo Heavy Industries Ltd.		57,200	1,776,748
Sumitomo Metal Mining Co. Ltd.		127,200	4,254,802
Sumitomo Mitsui Financial Group, Inc.		720,000	25,562,301
Sumitomo Mitsui Trust Holdings, Inc.		178,125	6,491,837
Sumitomo Realty & Development Co. Ltd.		177,300	6,435,683
Sumitomo Rubber Industries Ltd.		85,800	1,137,173
Sundrug Co. Ltd.		42,700	1,412,974
Suntory Beverage & Food Ltd.		76,000	3,249,063
Suzuken Co. Ltd.		35,810	1,912,035
Suzuki Motor Corp.		201,000	9,490,037
Sysmex Corp.		92,100	6,009,347
T&D Holdings, Inc.		305,100	3,398,125
Taiheiyo Cement Corp.		68,600	1,940,625
Taisei Corp.		110,200	4,345,563
Taisho Pharmaceutical Holdings Co. Ltd.		23,400	1,665,483
Taiyo Nippon Sanso Corp.		63,900	1,495,881
Takeda Pharmaceutical Co. Ltd.		812,915	29,373,122
TDK Corp.		69,800	6,887,430
Teijin Ltd.		101,200	2,027,881
Terumo Corp.		351,900	11,484,864
THK Co. Ltd.		61,400	1,765,575
Tobu Railway Co. Ltd.		110,100	3,674,027
Toho Co. Ltd.		57,900	2,338,319
Toho Gas Co. Ltd.		44,600	1,737,106
Tohoku Electric Power Co., Inc.		217,500	2,235,417
Tokio Marine Holdings, Inc.		347,000	18,760,770
Tokyo Century Corp.		22,400	1,034,338
Tokyo Electric Power Co., Inc. (a)		822,400	3,808,654
Tokyo Electron Ltd.		85,300	17,281,659
Tokyo Gas Co. Ltd.		208,800	5,097,024
Tokyu Corp.		267,100	5,051,826
Tokyu Fudosan Holdings Corp.		312,200	2,070,793
Toppan Printing Co. Ltd.		142,400	2,633,735
Toray Industries, Inc.		760,700	5,375,977
Toshiba Corp.		284,100	9,715,134
Tosoh Corp.		144,200	1,974,460
Toto Ltd.		73,200	2,988,451
Toyo Seikan Group Holdings Ltd.		72,900	1,152,067
Toyo Suisan Kaisha Ltd.		48,800	2,054,723
Toyoda Gosei Co. Ltd.		35,900	839,870
Toyota Industries Corp.		77,700	4,662,193
Toyota Motor Corp.		1,240,372	86,058,104
Toyota Tsusho Corp.		118,400	4,084,628
Trend Micro, Inc.		70,500	3,558,435
Tsuruha Holdings, Inc.		19,100	2,148,531
Unicharm Corp.		219,700	7,445,825
United Urban Investment Corp.		1,548	3,122,984
USS Co. Ltd.		125,700	2,434,582
Welcia Holdings Co. Ltd.		24,600	1,413,523
West Japan Railway Co.		89,100	7,741,933
Yahoo! Japan Corp.		1,433,500	4,413,343
Yakult Honsha Co. Ltd.		68,300	3,914,253
Yamada Denki Co. Ltd.		393,100	1,900,042
Yamaha Corp.		76,300	3,553,235
Yamaha Motor Co. Ltd.		157,400	3,080,780
Yamato Holdings Co. Ltd.		176,700	2,963,723
Yamazaki Baking Co. Ltd.		70,200	1,196,818
Yaskawa Electric Corp.		129,900	4,941,105
Yokogawa Electric Corp.		120,900	2,215,241
Yokohama Rubber Co. Ltd.		73,800	1,648,340
Zozo, Inc. (b)		114,000	2,655,396

TOTAL JAPAN			1,924,905,083

Korea (South) - 2.9%
AMOREPACIFIC Corp.		18,679	3,064,512
AMOREPACIFIC Group, Inc.		15,333	1,108,419
BGF Retail Co. Ltd.		4,081	620,716
BS Financial Group, Inc.		152,699	906,833
Celltrion Healthcare Co. Ltd.		25,600	1,205,308
Celltrion Pharm, Inc. (a)		5,772	197,284
Celltrion, Inc. (a)		50,487	8,628,118
Cheil Industries, Inc.		49,785	4,254,074
Cheil Worldwide, Inc.		35,913	759,510
CJ CheilJedang Corp.		4,344	848,169
CJ Corp.		8,777	617,988
CJ O Shopping Co. Ltd.		6,218	876,680
Daelim Industrial Co.		16,794	1,305,876
Daewoo Engineering & Construction Co. Ltd. (a)		102,616	381,865
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		19,439	467,583
Db Insurance Co. Ltd.		24,721	1,066,753
Doosan Bobcat, Inc.		27,142	730,565
E-Mart Co. Ltd.		11,155	1,062,799
EUSU Holdings Co. Ltd. (a)		6	36
Fila Korea Ltd.		24,881	1,224,607
GS Engineering & Construction Corp.		32,980	870,794
GS Holdings Corp.		25,895	1,098,605
GS Retail Co. Ltd.		15,446	504,840
Hana Financial Group, Inc.		164,943	4,749,745
Hanjin Shipping Co. Ltd. (a)(d)		12	0
Hankook Tire Co. Ltd.		41,578	1,103,143
Hanmi Pharm Co. Ltd.		3,642	1,037,868
Hanmi Science Co. Ltd.		12,817	477,507
Hanon Systems		96,011	951,668
Hanwha Chemical Corp.		55,219	771,459
Hanwha Corp.		18,313	371,646
Hanwha Life Insurance Co. Ltd.		95,766	182,483
HDC Hyundai Development Co.		11,896	314,607
HLB, Inc. (a)		15,781	2,265,428
Hotel Shilla Co.		15,708	1,040,229
Hyundai Department Store Co. Ltd.		6,947	438,680
Hyundai Engineering & Construction Co. Ltd.		40,405	1,482,876
Hyundai Fire & Marine Insurance Co. Ltd.		32,722	706,005
Hyundai Glovis Co. Ltd.		9,148	1,180,347
Hyundai Heavy Industries Co. Ltd. (a)		19,965	2,081,305
Hyundai Mobis		36,941	7,512,632
Hyundai Motor Co.		80,108	8,351,072
Hyundai Robotics Co. Ltd.		5,785	1,688,109
Hyundai Steel Co.		42,272	1,148,647
Industrial Bank of Korea		124,272	1,253,031
ING Life Insurance Korea Ltd. (c)		17,112	409,416
Kakao Corp.		28,254	3,416,197
Kangwon Land, Inc.		57,624	1,543,645
KB Financial Group, Inc.		216,014	7,730,929
KCC Corp.		2,881	556,363
Kia Motors Corp.		141,611	5,148,765
Korea Aerospace Industries Ltd.		36,282	1,178,098
Korea Electric Power Corp. (a)		144,330	3,136,705
Korea Express Co. Ltd. (a)		4,821	648,820
Korea Gas Corp.		14,888	499,960
Korea Investment Holdings Co. Ltd.		21,132	1,224,269
Korea Zinc Co. Ltd.		5,243	1,946,597
Korean Air Lines Co. Ltd.		18,747	398,876
KT&G Corp.		63,346	5,412,846
Kumho Petro Chemical Co. Ltd.		10,132	606,038
LG Chemical Ltd.		23,060	6,059,139
LG Corp.		54,567	3,235,907
LG Display Co. Ltd. (a)		117,611	1,370,583
LG Electronics, Inc.		61,578	3,520,126
LG Household & Health Care Ltd.		5,260	5,667,706
LG Innotek Co. Ltd.		7,720	798,195
LG Telecom Ltd.		69,453	798,215
Lotte Chemical Corp.		8,526	1,653,780
Lotte Confectionery Co. Ltd.		10,260	319,998
Lotte Shopping Co. Ltd.		7,779	827,560
Medy-Tox, Inc.		2,424	683,523
Meritz Securities Co. Ltd.		130,459	502,756
Mirae Asset Daewoo Co. Ltd.		216,352	1,321,823
NAVER Corp.		76,793	10,761,480
NCSOFT Corp.		8,927	3,936,060
Netmarble Corp. (a)(c)		15,166	1,165,030
Oci Co. Ltd.		10,821	581,600
Orion Corp./Republic of Korea		11,655	1,055,661
Ottogi Corp.		407	196,494
Pearl Abyss Corp. (a)		3,353	620,581
POSCO		42,779	7,716,698
POSCO Chemtech Co. Ltd.		13,491	553,916
Posco International Corp.		32,347	504,433
S-Oil Corp.		23,025	1,961,559
S1 Corp.		10,021	802,338
Samsung Biologics Co. Ltd. (a)(c)		9,221	3,139,879
Samsung Card Co. Ltd.		17,954	514,707
Samsung Electro-Mechanics Co. Ltd.		29,366	2,835,501
Samsung Electronics Co. Ltd.		2,584,627	111,310,189
Samsung Engineering Co. Ltd.(a)		82,485	1,254,589
Samsung Fire & Marine Insurance Co. Ltd.		17,055	3,155,122
Samsung Heavy Industries Co. Ltd. (a)		263,000	1,629,297
Samsung Life Insurance Co. Ltd.		40,979	2,472,137
Samsung SDI Co. Ltd.		29,759	5,785,038
Samsung SDS Co. Ltd.		20,043	3,450,995
Samsung Securities Co. Ltd.		36,281	1,041,658
Shinhan Financial Group Co. Ltd.		249,543	9,038,979
Shinsegae Co. Ltd.		3,939	794,336
SillaJen, Inc. (a)		36,165	594,875
SK C&C Co. Ltd.		19,792	4,371,764
SK Energy Co. Ltd.		30,299	4,142,426
SK Hynix, Inc.		298,971	20,948,331
SK Telecom Co. Ltd.		10,047	2,041,568
STX Pan Ocean Co. Ltd. (Korea) (a)		165,665	622,152
ViroMed Co. Ltd.		10,007	827,724
Woongjin Coway Co. Ltd.		26,269	2,060,595
Woori Financial Group, Inc. (a)		281,715	2,828,488
Woori Investment & Securities Co. Ltd.		80,925	836,709
Yuhan Corp.		5,210	999,449

TOTAL KOREA (SOUTH)			348,079,614

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)		363,395	5,362,046
Aroundtown SA		473,655	3,996,871
Eurofins Scientific SA (b)		6,345	3,214,182
Globant SA (a)(b)		18,885	1,761,215
Millicom International Cellular SA (depository receipt)		34,137	1,555,587
Reinet Investments SCA		68,961	1,294,151
RTL Group SA		21,586	1,096,851
SES SA (France) (depositary receipt)		196,801	3,812,579
Tenaris SA		265,932	2,697,853

TOTAL LUXEMBOURG			24,791,335

Malaysia - 0.5%
AirAsia Group BHD		534,900	244,216
Alliance Bank Malaysia Bhd		513,600	353,458
AMMB Holdings Bhd		842,700	803,822
Axiata Group Bhd		1,392,508	1,431,307
British American Tobacco (Malaysia) Bhd		78,200	352,053
Bumiputra-Commerce Holdings Bhd		2,773,270	3,480,512
Dialog Group Bhd		1,998,722	1,663,123
DiGi.com Bhd		1,589,000	1,784,527
Fraser & Neave Holdings BHD		86,200	712,859
Gamuda Bhd		808,275	722,756
Genting Bhd		1,093,600	1,519,132
Genting Malaysia Bhd		1,503,800	1,153,396
Genting Plantations Bhd		134,600	319,024
Hap Seng Consolidated Bhd		245,600	586,527
Hartalega Holdings Bhd		768,900	967,277
Hong Leong Bank Bhd		352,000	1,449,388
Hong Leong Credit Bhd		88,200	367,577
IHH Healthcare Bhd		1,037,600	1,414,132
IJM Corp. Bhd		1,454,400	747,771
IOI Corp. Bhd		996,600	1,040,166
IOI Properties Group Bhd		29,100	7,233
Kuala Lumpur Kepong Bhd		217,700	1,128,744
Malayan Banking Bhd		2,171,156	4,464,836
Malaysia Airports Holdings Bhd		554,798	1,050,064
Maxis Bhd		1,252,800	1,613,151
MISC Bhd		785,300	1,564,159
Nestle (Malaysia) BHD		37,200	1,287,416
Petronas Chemicals Group Bhd		1,416,000	2,529,846
Petronas Dagangan Bhd		134,000	755,119
Petronas Gas Bhd		289,500	1,153,158
PPB Group Bhd		273,020	1,181,109
Press Metal Bhd		721,400	820,800
Public Bank Bhd		1,708,100	8,290,021
QL Resources Bhd		279,000	485,181
RHB Capital Bhd		893,757	1,229,452
RHB Capital Bhd (a)(d)		122,876	0
Sime Darby Bhd		1,760,607	954,620
Sime Darby Plantation Bhd		1,073,307	1,258,678
Sime Darby Property Bhd		1,101,607	191,011
SP Setia Bhd		583,755	168,851
Telekom Malaysia Bhd		593,474	533,318
Tenaga Nasional Bhd		1,686,525	5,585,346
Top Glove Corp. Bhd		910,300	947,045
Westports Holdings Bhd		505,900	517,534
YTL Corp. Bhd		1,160,312	241,269

TOTAL MALAYSIA			59,070,984

Mauritius - 0.0%
Golden Agri-Resources Ltd.		3,243,200	486,809
Mexico - 0.6%
Alfa SA de CV Series A		1,599,800	1,387,189
Alsea S.A.B. de CV (a)		323,600	863,315
America Movil S.A.B. de CV Series L		18,517,346	14,670,255
Banco Santander Mexico SA		875,550	1,175,653
CEMEX S.A.B. de CV unit		8,590,840	3,228,850
Coca-Cola FEMSA S.A.B. de CV unit		282,300	1,551,318
El Puerto de Liverpool S.A.B. Dcv Class C		67,755	345,247
Embotelladoras Arca S.A.B. de CV		218,062	1,218,263
Fibra Uno Administracion SA de CV		1,665,400	2,529,722
Fomento Economico Mexicano S.A.B. de CV unit		1,099,400	9,755,807
Gruma S.A.B. de CV Series B		112,555	1,181,048
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		189,100	1,982,569
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		110,400	1,810,338
Grupo Bimbo S.A.B. de CV Series A		801,800	1,489,685
Grupo Carso SA de CV Series A1		249,100	833,938
Grupo Financiero Banorte S.A.B. de CV Series O		1,387,600	7,574,039
Grupo Financiero Inbursa S.A.B. de CV Series O		1,183,700	1,470,664
Grupo Mexico SA de CV Series B		1,897,323	4,997,653
Grupo Televisa SA de CV		1,348,500	2,977,895
Industrias Penoles SA de CV		65,500	786,007
Infraestructura Energetica Nova S.A.B. de CV		263,900	1,166,502
Kimberly-Clark de Mexico SA de CV Series A		827,800	1,669,241
Megacable Holdings S.A.B. de CV unit		166,300	683,216
Mexichem S.A.B. de CV		520,916	1,124,073
Promotora y Operadora de Infraestructura S.A.B. de CV		113,740	1,052,109
Wal-Mart de Mexico SA de CV Series V		2,916,800	8,753,508

TOTAL MEXICO			76,278,104

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		1,348,000	1,345,540
HKT Trust/HKT Ltd. unit		2,140,640	3,330,108

TOTAL MULTI-NATIONAL			4,675,648

Netherlands - 3.3%
ABN AMRO Group NV GDR (c)		228,014	4,244,334
Adyen BV (a)(c)		5,498	3,859,430
AEGON NV		1,008,202	4,373,921
AerCap Holdings NV (a)		69,320	4,012,242
Airbus Group NV		318,002	45,620,061
Akzo Nobel NV		124,850	11,494,692
ASML Holding NV (Netherlands)		231,946	60,796,435
CNH Industrial NV		560,524	6,093,986
EXOR NV		57,047	4,372,277
Ferrari NV		66,732	10,676,438
Fiat Chrysler Automobiles NV (Italy)		601,159	9,338,343
Heineken Holding NV		64,748	6,167,028
Heineken NV (Bearer)		141,905	14,475,068
ING Groep NV (Certificaten Van Aandelen)		2,129,198	24,109,963
Koninklijke Ahold Delhaize NV		651,937	16,246,312
Koninklijke DSM NV		99,110	11,744,597
Koninklijke KPN NV		1,983,725	6,158,219
Koninklijke Philips Electronics NV		505,942	22,197,759
NN Group NV		161,236	6,144,672
NXP Semiconductors NV		156,274	17,765,228
Prosus NV (a)		269,517	18,585,623
QIAGEN NV (Germany) (a)		122,761	3,684,392
Randstad NV		68,875	3,813,161
STMicroelectronics NV (France)		375,558	8,523,786
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit		76,529	11,834,165
Unilever NV		792,718	46,814,069
Vopak NV		36,039	1,977,157
Wolters Kluwer NV		156,717	11,539,403
X5 Retail Group NV GDR		69,153	2,315,435

TOTAL NETHERLANDS			398,978,196

New Zealand - 0.2%
Auckland International Airport Ltd.		538,174	3,207,422
Fisher & Paykel Healthcare Corp.		309,279	3,793,370
Fletcher Building Ltd.		449,943	1,321,993
Meridian Energy Ltd.		689,697	2,033,012
Ryman Healthcare Group Ltd.		196,808	1,626,609
Spark New Zealand Ltd.		1,021,874	2,931,415
The a2 Milk Co. Ltd. (a)		393,115	3,263,782

TOTAL NEW ZEALAND			18,177,603

Norway - 0.4%
Aker Bp ASA		63,269	1,746,818
DNB ASA		525,146	9,542,243
Equinor ASA		440,684	8,151,275
Equinor ASA sponsored ADR		107,834	1,996,007
Gjensidige Forsikring ASA		107,754	2,014,203
Marine Harvest ASA		232,226	5,661,616
Norsk Hydro ASA		774,458	2,736,595
Orkla ASA		399,783	3,840,393
Schibsted ASA (B Shares)		45,656	1,274,931
Telenor ASA		398,958	7,468,410
Yara International ASA		95,460	3,715,156

TOTAL NORWAY			48,147,647

Pakistan - 0.0%
Habib Bank Ltd.		182,000	149,707
Lucky Cement Ltd.		15,411	34,836
MCB Bank Ltd.		131,700	146,314
Oil & Gas Development Co. Ltd.		204,000	168,879

TOTAL PAKISTAN			499,736

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		746,963	3,686,479
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR		111,120	1,704,581
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.		1,019,080	1,120,968
Aboitiz Power Corp.		590,700	464,650
Alliance Global Group, Inc.		1,967,600	444,315
Altus San Nicolas Corp. (d)		15,089	1,540
Ayala Corp.		163,915	2,773,373
Ayala Land, Inc.		3,826,070	3,653,780
Bank of the Philippine Islands (BPI)		453,623	866,041
BDO Unibank, Inc.		1,041,578	3,175,153
DMCI Holdings, Inc.		1,610,700	260,048
Globe Telecom, Inc.		17,520	626,795
GT Capital Holdings, Inc.		51,699	909,393
International Container Terminal Services, Inc.		548,260	1,280,825
JG Summit Holdings, Inc.		1,458,290	2,187,284
Jollibee Food Corp.		242,950	1,109,356
Manila Electric Co.		120,690	804,370
Megaworld Corp.		5,875,600	558,499
Metro Pacific Investments Corp.		6,688,700	631,510
Metropolitan Bank & Trust Co.		911,181	1,212,138
Philippine Long Distance Telephone Co.		44,855	964,591
Robinsons Land Corp.		849,442	425,429
Security Bank Corp.		99,410	389,774
SM Investments Corp.		136,525	2,765,786
SM Prime Holdings, Inc.		5,627,575	4,317,930
Universal Robina Corp.		473,890	1,406,871

TOTAL PHILIPPINES			32,350,419

Poland - 0.3%
Alior Bank SA (a)		61,286	432,458
Bank Millennium SA (a)		238,764	384,020
Bank Polska Kasa Opieki SA		90,331	2,548,698
Bank Zachodni WBK SA		18,056	1,480,151
BRE Bank SA (a)		8,343	833,721
CD Projekt RED SA		35,032	2,311,535
Cyfrowy Polsat SA		134,627	976,056
Dino Polska SA (a)(c)		22,775	888,193
Grupa Lotos SA		52,925	1,321,515
Jastrzebska Spolka Weglowa SA		16,313	82,661
KGHM Polska Miedz SA (Bearer) (a)		70,425	1,541,713
LPP SA		773	1,649,933
NG2 SA		16,366	478,046
Polish Oil & Gas Co. SA		908,456	1,118,495
Polska Grupa Energetyczna SA (a)		446,225	956,534
Polski Koncern Naftowy Orlen SA		160,233	4,378,398
Powszechna Kasa Oszczednosci Bank SA		489,767	4,886,582
Powszechny Zaklad Ubezpieczen SA		341,865	3,306,221
Telekomunikacja Polska SA (a)		268,657	439,482

TOTAL POLAND			30,014,412

Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)		319,729	4
Energias de Portugal SA		1,418,873	5,839,311
Galp Energia SGPS SA Class B		285,350	4,564,113
Jeronimo Martins SGPS SA		136,590	2,291,938

TOTAL PORTUGAL			12,695,366

Qatar - 0.2%
Barwa Real Estate Co. (a)		1,092,929	1,026,591
Industries Qatar QSC (a)		1,001,052	2,889,606
Masraf al Rayan (a)		2,058,955	2,120,594
Mesaieed Petrochemical Holding Co. (a)		2,235,567	1,534,995
Qatar Electricity & Water Co. (a)		236,792	1,027,551
Qatar Fuel Co. (a)		244,239	1,482,472
Qatar Insurance Co. SAQ (a)		727,429	613,350
Qatar Islamic Bank (a)		584,655	2,443,957
Qatar National Bank SAQ (a)		2,498,641	13,176,025
Qatar Telecom (Qtel) Q.S.C. (a)		425,029	852,159
The Commercial Bank of Qatar (a)		924,469	1,091,793

TOTAL QATAR			28,259,093

Russia - 1.0%
Alrosa Co. Ltd.		1,586,440	1,843,435
Gazprom OAO		3,632,824	14,737,122
Gazprom OAO sponsored ADR (Reg. S)		1,102,910	8,827,692
Inter Rao Ues JSC		17,913,000	1,206,818
Lukoil PJSC		159,265	14,713,346
Lukoil PJSC sponsored ADR		56,975	5,239,421
Magnit OJSC GDR (Reg. S)		182,468	2,072,836
Magnitogorsk Iron & Steel Works PJSC		1,318,700	751,251
MMC Norilsk Nickel PJSC		25,471	7,105,544
MMC Norilsk Nickel PJSC sponsored ADR		96,628	2,676,596
Mobile TeleSystems OJSC sponsored ADR		262,271	2,347,325
Moscow Exchange MICEX-RTS OAO (a)		764,510	1,133,009
NOVATEK OAO GDR (Reg. S)		49,337	10,558,118
Novolipetsk Steel OJSC		604,830	1,179,429
PhosAgro OJSC GDR (Reg. S)		57,321	721,098
Polyus PJSC		15,036	1,751,396
Rosneft Oil Co. OJSC		382,006	2,537,870
Rosneft Oil Co. OJSC GDR (Reg. S)		228,706	1,514,491
Sberbank of Russia		5,909,833	21,659,013
Severstal PAO		95,266	1,310,674
Severstal PAO GDR (Reg. S)		41,939	572,887
Surgutneftegas OJSC		1,424,700	955,392
Surgutneftegas OJSC sponsored ADR		214,357	1,414,756
Tatneft PAO		587,261	6,852,332
Tatneft PAO sponsored ADR		42,381	2,966,670
VTB Bank OJSC		1,654,787,984	1,112,009

TOTAL RUSSIA			117,760,530

Saudi Arabia - 0.6%
Advanced Polypropylene Co.		68,660	851,316
Al Rajhi Bank		658,108	10,599,078
Alinma Bank		390,750	2,183,857
Almarai Co. Ltd.		137,011	1,823,014
Bank Al-Jazira		176,686	614,347
Bank Albilad		202,097	1,336,428
Banque Saudi Fransi		308,236	2,769,793
Bupa Arabia for Cooperative Insurance Co.		17,248	493,943
Dar Al Arkan Real Estate Development Co. (a)		238,416	765,413
Emaar The Economic City (a)		232,487	580,861
Etihad Etisalat Co. (a)		206,787	1,238,417
Jarir Marketing Co.		32,007	1,351,868
National Commercial Bank		643,719	7,466,543
National Industrialization Co. (a)		151,687	494,258
Rabigh Refining & Petrochemical Co. (a)		105,657	566,276
Riyad Bank		647,816	3,834,764
SABIC		417,698	9,767,782
Sahara International Petrochemical Co.		230,918	1,012,264
Samba Financial Group		561,515	4,147,392
Saudi Airlines Catering Co.		21,115	487,014
Saudi Arabian Fertilizers Co.		86,718	1,805,902
Saudi Arabian Mining Co. (a)		236,325	2,671,834
Saudi Cement Co.		43,295	791,947
Saudi Electricity Co.		423,332	2,345,636
Saudi Industrial Investment Group		118,993	668,846
Saudi Kayan Petrochemical Co. (a)		425,928	1,160,703
Saudi Telecom Co.		215,249	5,498,455
The Co. for Cooperative Insurance (a)		28,236	530,794
The Saudi British Bank		187,874	1,633,121
The Savola Group (a)		167,002	1,375,986
Yanbu National Petrochemical Co.		121,249	1,610,058

TOTAL SAUDI ARABIA			72,477,910

Singapore - 0.8%
Ascendas Real Estate Investment Trust		1,429,900	3,330,313
BOC Aviation Ltd. Class A (c)		106,500	1,000,557
CapitaCommercial Trust (REIT)		1,553,550	2,339,622
CapitaLand Ltd.		1,383,900	3,657,957
CapitaMall Trust		1,489,500	2,779,176
City Developments Ltd.		251,200	1,989,302
ComfortDelgro Corp. Ltd.		1,152,300	1,945,869
DBS Group Holdings Ltd.		973,741	18,560,361
Genting Singapore Ltd.		3,131,900	2,160,742
Jardine Cycle & Carriage Ltd.		55,693	1,338,980
Keppel Corp. Ltd.		803,800	4,047,443
Oversea-Chinese Banking Corp. Ltd.		1,766,503	14,201,286
Sembcorp Industries Ltd.		541,600	909,287
Singapore Airlines Ltd.		269,600	1,863,413
Singapore Airport Terminal Service Ltd.		379,900	1,408,848
Singapore Exchange Ltd.		512,600	3,365,496
Singapore Press Holdings Ltd.		973,800	1,584,757
Singapore Technologies Engineering Ltd.		865,700	2,535,935
Singapore Telecommunications Ltd.		4,426,600	10,719,261
Suntec (REIT)		1,224,500	1,672,800
United Overseas Bank Ltd.		690,689	13,597,901
UOL Group Ltd.		244,821	1,401,817
Venture Corp. Ltd.		149,800	1,737,624
Wilmar International Ltd.		1,055,700	2,902,627
Yangzijiang Shipbuilding Holdings Ltd.		1,227,200	859,149

TOTAL SINGAPORE			101,910,523

South Africa - 1.1%
Anglo American Platinum Ltd.		29,565	2,206,403
AngloGold Ashanti Ltd.		227,761	5,037,688
Aspen Pharmacare Holdings Ltd.		196,031	1,368,669
Barclays Africa Group Ltd.		397,817	4,077,555
Bidcorp Ltd.		189,788	4,427,528
Bidvest Group Ltd.		179,881	2,453,015
Capitec Bank Holdings Ltd.		22,987	2,088,660
Clicks Group Ltd.		137,309	2,233,401
Discovery Ltd.		200,011	1,591,828
Exxaro Resources Ltd.		123,199	1,005,372
FirstRand Ltd.		1,836,954	7,938,394
Fortress (REIT) Ltd. Class A		623,840	867,402
Foschini Ltd.		121,090	1,394,372
Gold Fields Ltd.		458,183	2,845,492
Growthpoint Properties Ltd.		1,556,198	2,277,062
Investec Ltd.		203,247	1,155,685
Kumba Iron Ore Ltd.		31,226	760,434
Liberty Holdings Ltd.		62,003	477,502
Life Healthcare Group Holdings Ltd.		708,169	1,118,223
MMI Holdings Ltd.		441,313	589,956
Mr Price Group Ltd.		149,387	1,579,831
MTN Group Ltd.		912,253	5,650,227
MultiChoice Group Ltd. (a)		218,479	1,822,237
Naspers Ltd. Class N		241,045	34,109,945
Nedbank Group Ltd.		216,546	3,284,340
Netcare Ltd.		589,224	667,193
Old Mutual Ltd.		2,560,135	3,329,251
Pick 'n Pay Stores Ltd.		205,473	898,830
PSG Group Ltd.		81,431	1,272,620
Rand Merchant Insurance Holdings Ltd.		377,588	746,155
Redefine Properties Ltd.		2,815,796	1,405,056
Remgro Ltd.		274,761	3,150,646
RMB Holdings Ltd.		408,593	2,148,896
Sanlam Ltd.		1,060,866	5,586,387
Sappi Ltd.		272,901	700,742
Sasol Ltd.		311,490	5,646,904
Shoprite Holdings Ltd.		270,785	2,426,591
Spar Group Ltd.		102,391	1,375,762
Standard Bank Group Ltd.		723,219	8,302,624
Telkom SA Ltd.		146,231	669,098
Tiger Brands Ltd.		83,844	1,190,812
Truworths International Ltd.		241,530	856,276
Vodacom Group Ltd.		366,931	3,201,737
Woolworths Holdings Ltd.		508,281	1,933,826

TOTAL SOUTH AFRICA			137,870,627

Spain - 1.9%
ACS Actividades de Construccion y Servicios SA		139,874	5,675,829
Aena Sme SA (c)		35,858	6,578,754
Amadeus IT Holding SA Class A		239,703	17,735,386
Banco Bilbao Vizcaya Argentaria SA		3,662,203	19,288,209
Banco de Sabadell SA		3,125,031	3,428,884
Banco Santander SA (Spain)		9,138,066	36,628,916
Banco Santander SA (Spain) sponsored ADR (b)		15,660	62,014
Bankia SA		622,972	1,186,720
Bankinter SA		354,660	2,452,424
CaixaBank SA		1,929,403	5,532,757
Cellnex Telecom SA (c)		133,198	5,743,165
Cellnex Telecom SA (a)		25,695	1,107,904
Enagas SA		128,676	3,184,539
Endesa SA		167,600	4,560,952
Ferrovial SA		263,264	7,769,141
Gas Natural SDG SA		160,358	4,365,662
Grifols SA		174,698	5,626,999
Iberdrola SA		3,243,024	33,335,037
Inditex SA		593,842	18,511,620
MAPFRE SA (Reg.)		552,929	1,541,704
Red Electrica Corporacion SA		232,096	4,664,558
Repsol SA		791,501	13,043,714
Siemens Gamesa Renewable Energy SA		117,856	1,620,057
Telefonica SA		2,551,155	19,591,044

TOTAL SPAIN			223,235,989

Sweden - 1.6%
Alfa Laval AB		169,598	3,918,651
ASSA ABLOY AB (B Shares)		547,999	13,014,088
Atlas Copco AB:
(A Shares)		382,013	13,495,100
(B Shares)		193,178	5,983,983
Boliden AB		149,434	4,018,408
Electrolux AB (B Shares)		124,690	3,273,602
Epiroc AB:
Class A		379,676	4,270,308
Class B		191,737	2,085,026
Ericsson (B Shares)		1,696,746	14,827,508
Essity AB Class B		329,531	10,282,806
H&M Hennes & Mauritz AB (B Shares)		438,459	9,161,335
Hexagon AB (B Shares)		144,137	7,357,843
Husqvarna AB (B Shares)		215,298	1,646,894
ICA Gruppen AB		48,616	2,149,925
Industrivarden AB (C Shares)		83,756	1,812,052
Investor AB (B Shares)		236,723	12,123,360
Kinnevik AB (B Shares)		135,494	3,703,187
Lundbergfoeretagen AB		39,037	1,469,189
Lundin Petroleum AB		100,530	3,319,176
Sandvik AB		617,418	10,892,753
Securitas AB (B Shares)		160,146	2,560,823
Skandinaviska Enskilda Banken AB (A Shares)		884,030	8,470,691
Skanska AB (B Shares)		180,751	3,846,881
SKF AB (B Shares)		206,400	3,731,176
Svenska Handelsbanken AB (A Shares)		835,992	8,389,859
Swedbank AB (A Shares)		499,887	6,991,698
Swedish Match Co. AB		93,123	4,370,822
Tele2 AB (B Shares)		264,771	3,785,498
Telia Co. AB		1,516,331	6,666,347
Volvo AB (B Shares)		811,399	12,134,389

TOTAL SWEDEN			189,753,378

Switzerland - 6.0%
ABB Ltd. (Reg.)		1,010,489	21,220,258
Adecco SA (Reg.)		87,623	5,194,316
Alcon, Inc. (Switzerland) (a)		227,460	13,433,167
Baloise Holdings AG		26,110	4,822,344
Barry Callebaut AG		1,123	2,367,805
Clariant AG (Reg.)		105,541	2,162,173
Coca-Cola HBC AG		107,311	3,266,625
Compagnie Financiere Richemont SA Series A		286,127	22,484,198
Credit Suisse Group AG		1,214,292	15,030,354
Credit Suisse Group AG sponsored ADR		192,985	2,389,154
Dufry AG		23,005	1,995,710
Ems-Chemie Holding AG		4,445	2,780,096
Galenica AG		25,310	3,978,019
Geberit AG (Reg.)		20,282	10,292,113
Givaudan SA		5,059	14,856,486
Julius Baer Group Ltd.		121,665	5,387,768
Kuehne & Nagel International AG		28,687	4,633,830
Lafargeholcim Ltd. (Reg.)		266,628	13,751,680
Lindt & Spruengli AG		47	3,849,569
Lindt & Spruengli AG (participation certificate)		701	5,208,647
Lonza Group AG		40,926	14,727,552
Nestle SA (Reg. S)		1,668,763	178,526,487
Novartis AG		1,172,520	102,449,259
Pargesa Holding SA		20,926	1,652,443
Partners Group Holding AG		10,461	8,156,717
Roche Holding AG (participation certificate)		383,159	115,313,993
Schindler Holding AG:
(participation certificate)		24,597	6,013,985
(Reg.)		8,834	2,088,281
SGS SA (Reg.)		3,034	7,897,934
Sika AG		69,996	12,026,682
Sonova Holding AG Class B		30,583	7,006,344
Straumann Holding AG		5,517	4,920,280
Swatch Group AG (Bearer)		12,757	3,530,320
Swatch Group AG (Bearer) (Reg.)		53,135	2,846,614
Swiss Life Holding AG		18,806	9,402,047
Swiss Prime Site AG		39,960	4,115,495
Swiss Re Ltd.		166,384	17,422,673
Swisscom AG		14,429	7,371,734
Temenos Group AG		34,860	4,973,690
UBS Group AG		1,939,561	22,885,444
UBS Group AG (b)		181,357	2,134,572
Zurich Insurance Group Ltd.		81,934	32,017,797

TOTAL SWITZERLAND			726,584,655

Taiwan - 3.0%
Acer, Inc.		1,646,060	960,714
Advantech Co. Ltd.		178,465	1,764,286
ASE Technology Holding Co. Ltd.		1,921,943	4,976,951
Asia Cement Corp.		1,183,785	1,670,993
ASUSTeK Computer, Inc.		364,422	2,467,478
AU Optronics Corp.		5,529,000	1,407,018
Catcher Technology Co. Ltd.		343,000	2,901,633
Cathay Financial Holding Co. Ltd.		4,272,227	5,645,313
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)		119,105	20,698
Chang Hwa Commercial Bank		2,761,771	2,150,700
Cheng Shin Rubber Industry Co. Ltd.		1,173,513	1,841,189
Chicony Electronics Co. Ltd.		326,870	1,014,971
China Airlines Ltd.		1,317,835	391,487
China Development Finance Holding Corp.		6,592,819	2,053,636
China Life Insurance Co. Ltd. (a)		1,282,431	1,055,447
China Steel Corp.		6,640,421	5,105,839
Chinatrust Financial Holding Co. Ltd.		10,430,255	7,250,358
Chunghwa Picture Tubes, Ltd. (a)(d)		551	3
Chunghwa Telecom Co. Ltd.		2,078,400	7,632,658
Compal Electronics, Inc.		2,237,394	1,335,188
Delta Electronics, Inc.		1,105,383	4,856,755
E.SUN Financial Holdings Co. Ltd.		5,778,865	5,220,268
ECLAT Textile Co. Ltd.		115,420	1,549,757
EVA Airways Corp.		885,284	413,643
Evergreen Marine Corp. (Taiwan) (a)		861,728	353,190
Far Eastern Textile Ltd.		1,931,032	1,874,174
Far EasTone Telecommunications Co. Ltd.		839,000	2,008,230
Feng Tay Enterprise Co. Ltd.		184,136	1,243,754
First Financial Holding Co. Ltd.		5,654,187	4,143,586
Formosa Chemicals & Fibre Corp.		1,988,620	5,777,157
Formosa Petrochemical Corp.		693,000	2,201,839
Formosa Plastics Corp.		2,477,640	7,945,216
Formosa Taffeta Co. Ltd.		247,000	280,627
Foxconn Technology Co. Ltd.		496,811	1,062,105
Fubon Financial Holding Co. Ltd.		3,670,487	5,361,669
Giant Manufacturing Co. Ltd.		142,042	1,052,577
GlobalWafers Co. Ltd.		123,000	1,472,064
Highwealth Construction Corp.		708,400	1,085,897
HIWIN Technologies Corp.		116,305	997,238
Hon Hai Precision Industry Co. Ltd. (Foxconn)		6,872,593	18,162,863
Hotai Motor Co. Ltd.		158,000	2,787,199
Hua Nan Financial Holdings Co. Ltd.		4,043,196	2,903,338
Innolux Corp.		4,202,819	932,949
Inventec Corp.		1,376,209	997,253
Largan Precision Co. Ltd.		54,000	7,914,617
Lite-On Technology Corp.		1,130,053	1,860,078
MediaTek, Inc.		826,989	11,063,398
Mega Financial Holding Co. Ltd.		6,062,833	5,943,954
Micro-Star International Co. Ltd.		337,000	994,491
Nan Ya Plastics Corp.		2,833,980	6,690,490
Nanya Technology Corp.		705,000	1,618,139
Nien Made Enterprise Co. Ltd.		80,000	725,293
Novatek Microelectronics Corp.		315,000	2,024,395
Pegatron Corp.		1,128,652	2,194,539
Phison Electronics Corp.		69,199	629,639
Pou Chen Corp.		1,306,240	1,745,337
Powertech Technology, Inc.		369,700	1,163,722
President Chain Store Corp.		325,000	3,239,557
Quanta Computer, Inc.		1,544,000	2,961,637
Realtek Semiconductor Corp.		260,744	1,936,472
Ruentex Development Co. Ltd.		198,948	303,334
Ruentex Industries Ltd.		184,690	443,285
Shin Kong Financial Holding Co. Ltd.		6,217,780	1,961,278
Sinopac Holdings Co.		5,792,250	2,374,029
Standard Foods Corp.		225,981	454,956
Synnex Technology International Corp.		695,920	829,454
TaiMed Biologics, Inc. (a)		117,000	512,148
Taishin Financial Holdings Co. Ltd.		4,986,380	2,313,505
Taiwan Business Bank		3,365,874	1,418,174
Taiwan Cement Corp.		2,763,528	3,665,313
Taiwan Cooperative Financial Holding Co. Ltd.		4,884,812	3,355,525
Taiwan High Speed Rail Corp.		1,102,000	1,302,613
Taiwan Mobile Co. Ltd.		905,400	3,369,496
Taiwan Semiconductor Manufacturing Co. Ltd.		13,096,000	128,096,267
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		64,767	3,343,920
Tatung Co. Ltd. (a)		1,215,000	729,048
The Shanghai Commercial & Savings Bank Ltd.		1,827,815	3,146,445
Unified-President Enterprises Corp.		2,552,620	6,294,086
United Microelectronics Corp.		6,087,000	2,797,902
Vanguard International Semiconductor Corp.		530,000	1,133,058
Walsin Technology Corp.		160,000	962,686
Win Semiconductors Corp.		183,000	1,908,125
Winbond Electronics Corp.		1,455,000	818,193
Wistron Corp.		1,398,291	1,281,469
WPG Holding Co. Ltd.		801,378	1,014,269
Yageo Corp.		145,292	1,495,891
Yuanta Financial Holding Co. Ltd.		5,315,085	3,319,968

TOTAL TAIWAN			357,680,103

Thailand - 0.7%
Advanced Info Service PCL		41,100	311,838
Advanced Info Service PCL (For. Reg.)		597,100	4,530,370
Airports of Thailand PCL		254,400	659,251
Airports of Thailand PCL (For. Reg.)		2,152,200	5,577,205
Bangkok Bank PCL (For. Reg.)		247,900	1,432,457
Bangkok Dusit Medical Services PCL		710,300	564,752
Bangkok Dusit Medical Services PCL (For. Reg.)		4,783,900	3,803,628
Bangkok Expressway and Metro PCL		3,398,100	1,215,629
Banpu PCL (For. Reg.)		2,328,500	894,824
Berli Jucker PCL (For. Reg)		589,400	951,877
BTS Group Holdings PCL (For. Reg.)		3,351,100	1,481,455
Bumrungrad Hospital PCL (For. Reg.)		187,400	748,068
C.P. ALL PCL		212,500	549,349
C.P. ALL PCL (For. Reg.)		3,122,400	8,071,938
Central Pattana PCL		176,000	373,165
Central Pattana PCL (For. Reg.)		1,216,300	2,578,866
Charoen Pokphand Foods PCL (For. Reg.)		1,922,140	1,608,227
Electricity Generating PCL (For. Reg.)		143,200	1,646,021
Energy Absolute PCL		893,000	1,212,764
Gulf Energy Development PCL		472,400	2,537,870
Home Product Center PCL (For. Reg.)		3,017,247	1,718,615
Indorama Ventures PCL (For. Reg.)		881,000	817,574
Intouch Holdings PCL		147,900	323,332
Intouch Holdings PCL (For. Reg.)		1,162,900	2,542,280
IRPC PCL (For. Reg.)		5,943,100	669,329
Kasikornbank PCL		426,200	1,961,468
Kasikornbank PCL (For. Reg.)		666,000	3,076,106
Krung Thai Bank PCL (For. Reg.)		1,748,975	961,676
Land & House PCL		948,000	304,633
Land & House PCL (For. Reg.)		3,696,300	1,187,781
Minor International PCL:
warrants 9/30/21 (a)		45,263	4,540
(For. Reg.)		1,288,070	1,536,089
Muangthai Leasing PCL		363,991	747,909
PTT Exploration and Production PCL		109,900	438,519
PTT Exploration and Production PCL (For. Reg.)		688,451	2,747,031
PTT Global Chemical PCL (For. Reg.)		1,183,486	1,999,442
PTT PCL		468,900	702,763
PTT PCL (For. Reg.)		5,872,200	8,800,954
Ratchaburi Electric Generating Holding PCL (For. Reg.)		437,800	1,066,624
Robinsons Department Store PCL (For. Reg.)		237,000	512,266
Siam Cement PCL		34,700	422,042
Siam Cement PCL (For. Reg.)		370,150	4,501,987
Siam Commercial Bank PCL (For. Reg.)		436,400	1,617,702
Thai Oil PCL (For. Reg.)		563,600	1,278,653
Thai Union Frozen Products PCL (For. Reg.)		1,511,200	730,881
TMB Bank PCL:
(For. Reg.)		11,797,700	562,458
rights (a)		2,400,291	3,180
Total Access Communication PCL (For. Reg.)		435,700	894,469
True Corp. PCL (For. Reg.)		7,069,135	1,171,121

TOTAL THAILAND			84,050,978

Turkey - 0.1%
Akbank TAS (a)		1,606,225	1,941,321
Anadolu Efes Biracilik Ve Malt Sanayii A/S		87,523	294,384
Arcelik A/S (a)		70,955	219,917
Aselsan A/S		135,758	435,727
Bim Birlesik Magazalar A/S JSC		244,599	2,024,474
Eregli Demir ve Celik Fabrikalari T.A.S.		1,047,549	1,198,298
Ford Otomotiv Sanayi A/S		20,705	233,587
Haci Omer Sabanci Holding A/S		551,482	797,719
Koc Holding A/S		366,769	1,201,554
TAV Havalimanlari Holding A/S		65,288	297,820
Tupras Turkiye Petrol Rafinerileri A/S		66,903	1,456,893
Turk Hava Yollari AO (a)		232,240	472,828
Turk Sise ve Cam Fabrikalari A/S		217,307	165,339
Turkcell Iletisim Hizmet A/S		498,989	1,097,082
Turkiye Garanti Bankasi A/S (a)		1,238,427	1,992,834
Turkiye Is Bankasi A/S Series C (a)		683,154	693,042

TOTAL TURKEY			14,522,819

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		1,577,412	3,350,028
Aldar Properties PJSC (a)		2,253,351	1,441,801
DP World Ltd.		77,952	1,035,982
Dubai Islamic Bank Pakistan Ltd. (a)		1,024,093	1,475,040
Emaar Development PJSC (a)		402,433	443,769
Emaar Malls Group PJSC (a)		1,337,682	710,225
Emaar Properties PJSC		2,039,336	2,370,966
Emirates Telecommunications Corp.		986,249	4,446,881
National Bank of Abu Dhabi PJSC		1,473,214	6,105,049

TOTAL UNITED ARAB EMIRATES			21,379,741

United Kingdom - 10.0%
3i Group PLC		533,562	7,796,167
Admiral Group PLC		106,348	2,785,464
Anglo American PLC (United Kingdom)		576,051	14,786,455
Antofagasta PLC		222,725	2,501,931
Ashtead Group PLC		258,686	7,867,888
Associated British Foods PLC		188,627	5,438,964
AstraZeneca PLC (United Kingdom)		715,472	69,770,875
Auto Trader Group PLC (c)		504,109	3,673,086
Aviva PLC		2,138,511	11,526,670
BAE Systems PLC		1,744,098	13,027,919
Barclays PLC		9,389,022	20,365,482
Barratt Developments PLC		549,703	4,494,509
Berkeley Group Holdings PLC		69,745	3,976,048
BHP Billiton PLC		1,153,480	24,465,933
BP PLC		10,139,734	64,299,752
BP PLC sponsored ADR		162,311	6,153,210
British American Tobacco PLC (United Kingdom)		1,253,587	43,845,305
British Land Co. PLC		508,728	4,090,243
BT Group PLC		4,603,142	12,205,606
Bunzl PLC		183,927	4,784,057
Burberry Group PLC		226,176	5,988,452
Carnival PLC		88,646	3,547,327
Centrica PLC		3,226,549	3,032,653
Coca-Cola European Partners PLC		128,769	6,890,429
Compass Group PLC		859,641	22,887,159
Croda International PLC		68,266	4,258,710
Diageo PLC		1,294,221	52,973,732
Direct Line Insurance Group PLC		813,548	2,867,470
easyJet PLC		82,195	1,318,115
Evraz PLC		257,330	1,223,997
Fresnillo PLC		109,786	1,009,700
G4S PLC (United Kingdom)		788,422	2,112,012
GlaxoSmithKline PLC		2,719,192	62,282,933
Halma PLC		204,225	4,956,210
Hargreaves Lansdown PLC		153,132	3,514,931
HSBC Holdings PLC (United Kingdom)		10,989,789	83,029,088
Imperial Brands PLC		526,537	11,543,009
Informa PLC		691,564	6,942,585
InterContinental Hotel Group PLC		92,466	5,595,556
Intertek Group PLC		86,640	6,006,503
Investec PLC		389,055	2,205,339
ITV PLC		2,037,793	3,530,539
J Sainsbury PLC		982,982	2,591,177
John Wood Group PLC		349,090	1,529,771
Johnson Matthey PLC		105,451	4,193,496
Kingfisher PLC		1,198,317	3,214,614
Land Securities Group PLC		383,306	4,667,245
Legal & General Group PLC		3,260,111	11,136,011
Lloyds Banking Group PLC		38,686,317	28,457,954
London Stock Exchange Group PLC		171,404	15,446,728
M&G PLC (a)		1,355,269	3,753,361
Marks & Spencer Group PLC		1,112,822	2,621,577
Meggitt PLC		431,425	3,489,437
Melrose Industries PLC		2,662,333	7,349,080
Merlin Entertainments PLC (c)		380,118	2,237,894
Micro Focus International PLC		183,816	2,522,914
Mondi PLC		155,625	3,220,382
Mondi PLC		113,305	2,343,259
National Grid PLC		1,846,386	21,556,537
Next PLC		74,228	6,328,675
NMC Health PLC		46,877	1,325,564
Ocado Group PLC (a)		246,663	4,246,353
Pearson PLC		282,334	2,493,460
Pearson PLC sponsored ADR (b)		138,186	1,216,037
Persimmon PLC		173,602	5,120,412
Prudential PLC		1,394,598	24,359,217
Reckitt Benckiser Group PLC		385,771	29,851,584
RELX PLC (London Stock Exchange)		1,063,529	25,596,594
Rentokil Initial PLC		976,615	5,749,690
Rio Tinto PLC		618,810	32,216,375
Rolls-Royce Holdings PLC (a)		42,040,780	54,458
Rolls-Royce Holdings PLC		942,399	8,671,718
Royal Bank of Scotland Group PLC		2,641,667	7,302,201
Royal Dutch Shell PLC:
Class A (United Kingdom)		2,538,867	73,596,925
Class B (United Kingdom)		1,865,206	53,717,527
RSA Insurance Group PLC		558,282	3,776,942
Sage Group PLC		602,423	5,616,949
Schroders PLC		70,069	2,809,142
Scottish & Southern Energy PLC		563,648	9,376,879
Segro PLC		579,921	6,341,636
Severn Trent PLC		123,186	3,598,281
Smith & Nephew PLC		477,145	10,242,591
Smiths Group PLC		221,844	4,636,644
Spirax-Sarco Engineering PLC		39,524	4,057,395
St. James's Place Capital PLC		294,403	3,969,905
Standard Chartered PLC (United Kingdom)		1,520,258	13,804,556
Standard Life PLC		1,318,146	5,182,142
Taylor Wimpey PLC		1,866,239	4,000,851
Tesco PLC		5,374,016	16,404,475
The Weir Group PLC		135,443	2,362,382
Unilever PLC		602,685	36,087,303
United Utilities Group PLC		363,311	4,095,291
Vodafone Group PLC		13,339,586	27,222,384
Vodafone Group PLC sponsored ADR		127,461	2,602,754
Whitbread PLC		73,662	3,874,928
WM Morrison Supermarkets PLC		1,421,428	3,661,319

TOTAL UNITED KINGDOM			1,201,474,989

United States of America - 0.1%
Southern Copper Corp.		44,500	1,583,310
Yum China Holdings, Inc.		199,407	8,474,798

TOTAL UNITED STATES OF AMERICA			10,058,108

TOTAL COMMON STOCKS
(Cost $10,696,932,027)			11,422,709,754

Nonconvertible Preferred Stocks - 1.4%
Brazil - 0.8%
Ambev SA sponsored ADR		621,267	2,677,661
Banco Bradesco SA:
(PN)		1,693,647	14,852,404
(PN) sponsored ADR		747,203	6,545,502
Brasil Foods SA sponsored ADR (a)		81,052	710,016
Braskem SA (PN-A) (a)		93,200	643,720
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)		97,900	1,000,604
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)		81,901	1,694,792
Companhia Energetica de Minas Gerais (CEMIG) (PN)		584,565	1,989,605
Gerdau SA		600,050	2,009,393
Itau Unibanco Holding SA		2,006,361	18,125,037
Itau Unibanco Holding SA sponsored ADR		646,178	5,834,987
Itausa-Investimentos Itau SA (PN)		2,388,507	8,165,174
Lojas Americanas SA (PN)		378,937	1,888,780
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)		1,781,840	13,502,086
(PN) sponsored ADR (non-vtg.)		516,483	7,793,728
sponsored ADR		49,157	798,310
Telefonica Brasil SA		259,940	3,440,373

TOTAL BRAZIL			91,672,172

Chile - 0.0%
Embotelladora Andina SA Class B		245,535	708,529
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		58,218	1,546,514

TOTAL CHILE			2,255,043

Colombia - 0.0%
Bancolombia SA (PN)		248,567	3,244,608
Grupo Aval Acciones y Valores SA		2,049,020	839,613
Grupo de Inversiones Suramerica SA		89,423	819,623

TOTAL COLOMBIA			4,903,844

France - 0.0%
Air Liquide SA (a)		41,428	5,502,974
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		34,301	2,113,639
Fuchs Petrolub AG		43,782	1,869,215
Henkel AG & Co. KGaA		99,500	10,340,404
Porsche Automobil Holding SE (Germany)		81,132	5,973,801
Sartorius AG (non-vtg.)		19,231	3,736,300
Volkswagen AG		102,861	19,582,853

TOTAL GERMANY			43,616,212

Italy - 0.0%
Telecom Italia SpA (Risparmio Shares)		3,108,053	1,798,374
Korea (South) - 0.2%
AMOREPACIFIC Corp.		4,740	390,042
Hyundai Motor Co.		24,631	1,536,425
Hyundai Motor Co. Series 2		13,407	908,471
LG Chemical Ltd.		7,920	1,164,019
LG Household & Health Care Ltd.		831	524,749
Samsung Electronics Co. Ltd.		471,769	16,548,135

TOTAL KOREA (SOUTH)			21,071,841

Russia - 0.0%
AK Transneft OAO		250	649,148
Surgutneftegas OJSC		3,983,717	2,343,919

TOTAL RUSSIA			2,993,067

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $159,789,471)			173,813,527
		Principal Amount(e)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22	INR	18,814	83
NTPC Ltd. 8.49% 3/25/25	INR	233,068	44,164
TOTAL NONCONVERTIBLE BONDS
(Cost $46,765)			44,247

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20 (f)
(Cost $11,546,447)		11,600,000	11,555,164
		Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 1.83% (g)		196,909,309	$196,948,690
Fidelity Securities Lending Cash Central Fund 1.84% (g)(h)		75,077,650	75,085,158
TOTAL MONEY MARKET FUNDS
(Cost $272,033,441)			272,033,848
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $11,140,348,151)			11,880,156,540
NET OTHER ASSETS (LIABILITIES) - 1.5%			186,428,716
NET ASSETS - 100%			$12,066,585,256

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	3,215	Dec. 2019	$314,619,900	$7,120,777	$7,120,777
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	2,365	Dec. 2019	123,145,550	2,503,862	2,503,862
TME S&P/TSX 60 Index Contracts (Canada)	211	Dec. 2019	31,556,283	144,680	144,680
TOTAL FUTURES CONTRACTS					$9,769,319

The notional amount of futures purchased as a percentage of Net Assets is 3.9%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $395,418,199.

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $122,308,543 or 1.0% of net assets.

 (d) Level 3 security

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,339,577.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,346,144
Fidelity Securities Lending Cash Central Fund	749,685
Total	$8,095,829

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$772,720,295	$262,964,033	$509,756,262	$--
Consumer Discretionary	1,344,864,133	658,284,502	686,568,975	10,656
Consumer Staples	1,138,509,111	438,524,829	699,958,608	25,674
Energy	768,648,964	284,763,759	483,885,205	--
Financials	2,499,987,860	1,082,084,280	1,417,432,310	471,270
Health Care	1,008,917,893	158,686,694	850,231,199	--
Industrials	1,401,520,216	614,510,247	787,009,969	--
Information Technology	1,043,933,324	418,603,429	625,328,325	1,570
Materials	844,271,281	441,014,276	403,257,005	--
Real Estate	373,561,200	93,040,936	280,518,724	1,540
Utilities	399,589,004	175,372,020	224,216,984	--
Corporate Bonds	44,247	--	44,247	--
U.S. Government and Government Agency Obligations	11,555,164	--	11,555,164	--
Money Market Funds	272,033,848	272,033,848	--	--
Total Investments in Securities:	$11,880,156,540	$4,899,882,853	$6,979,762,977	$510,710
Derivative Instruments:
Assets
Futures Contracts	$9,769,319	$9,769,319	$--	$--
Total Assets	$9,769,319	$9,769,319	$--	$--
Total Derivative Instruments:	$9,769,319	$9,769,319	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$9,769,319	$0
Total Equity Risk	9,769,319	0
Total Value of Derivatives	$9,769,319	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $71,376,036) — See accompanying schedule: Unaffiliated issuers (cost $10,868,314,710)	$11,608,122,692
Fidelity Central Funds (cost $272,033,441)	272,033,848
Total Investment in Securities (cost $11,140,348,151)		$11,880,156,540
Foreign currency held at value (cost $4,762,544)		4,761,721
Receivable for fund shares sold		256,942,930
Dividends receivable		33,148,884
Interest receivable		172
Distributions receivable from Fidelity Central Funds		1,158,453
Receivable from investment adviser for expense reductions		54,347
Other receivables		1,671
Total assets		12,176,224,718
Liabilities
Payable for investments purchased	$3,235,716
Payable for fund shares redeemed	28,130,352
Payable for daily variation margin on futures contracts	1,003,436
Other payables and accrued expenses	2,170,468
Collateral on securities loaned	75,099,490
Total liabilities		109,639,462
Net Assets		$12,066,585,256
Net Assets consist of:
Paid in capital		$11,198,584,270
Total accumulated earnings (loss)		868,000,986
Net Assets, for 944,344,257 shares outstanding		$12,066,585,256
Net Asset Value, offering price and redemption price per share ($12,066,585,256 ÷ 944,344,257 shares)		$12.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$245,649,226
Non-Cash dividends		21,288,534
Interest		381,937
Income from Fidelity Central Funds (including $749,685 from security lending)		8,095,829
Income before foreign taxes withheld		275,415,526
Less foreign taxes withheld		(23,618,028)
Total income		251,797,498
Expenses
Management fee	$2,284,741
Custodian fees and expenses	706,487
Independent trustees' fees and expenses	29,537
Legal	2,276
Commitment fees	18,734
Total expenses before reductions	3,041,775
Expense reductions	(167,994)
Total expenses after reductions		2,873,781
Net investment income (loss)		248,923,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(63,202,118)
Fidelity Central Funds	(2,414)
Foreign currency transactions	122,156
Futures contracts	56,134,171
Total net realized gain (loss)		(6,948,205)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $882,624)	642,587,439
Fidelity Central Funds	406
Assets and liabilities in foreign currencies	294,645
Futures contracts	18,537,347
Total change in net unrealized appreciation (depreciation)		661,419,837
Net gain (loss)		654,471,632
Net increase (decrease) in net assets resulting from operations		$903,395,349

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$248,923,717	$159,681,284
Net realized gain (loss)	(6,948,205)	(11,188,546)
Change in net unrealized appreciation (depreciation)	661,419,837	(687,868,669)
Net increase (decrease) in net assets resulting from operations	903,395,349	(539,375,931)
Distributions to shareholders	(162,270,724)	(128,402,196)
Share transactions
Proceeds from sales of shares	5,751,733,918	1,917,429,917
Reinvestment of distributions	162,270,722	128,402,196
Cost of shares redeemed	(535,268,971)	(428,336,990)
Net increase (decrease) in net assets resulting from share transactions	5,378,735,669	1,617,495,123
Total increase (decrease) in net assets	6,119,860,294	949,716,996
Net Assets
Beginning of period	5,946,724,962	4,997,007,966
End of period	$12,066,585,256	$5,946,724,962
Other Information
Shares
Sold	470,239,752	148,225,327
Issued in reinvestment of distributions	14,436,897	9,922,890
Redeemed	(44,169,493)	(32,286,725)
Net increase (decrease)	440,507,156	125,861,492

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Global ex U.S. Index Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.80	$13.22	$10.95	$11.15	$12.16
Income from Investment Operations
Net investment income (loss)A	.40	.37	.33	.30	.31
Net realized and unrealized gain (loss)	.90	(1.46)	2.21	(.23)	(.96)
Total from investment operations	1.30	(1.09)	2.54	.07	(.65)
Distributions from net investment income	(.32)	(.31)	(.27)	(.27)	(.35)
Distributions from net realized gain	–	(.02)	(.01)	–	(.01)
Total distributions	(.32)	(.33)	(.27)B	(.27)	(.36)
Net asset value, end of period	$12.78	$11.80	$13.22	$10.95	$11.15
Total ReturnC	11.36%	(8.48)%	23.84%	.71%	(5.53)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.04%	.06%	.06%	.16%	.20%
Expenses net of fee waivers, if any	.04%	.06%	.06%	.16%	.20%
Expenses net of all reductions	.04%	.06%	.06%	.16%	.20%
Net investment income (loss)	3.27%	2.82%	2.74%	2.84%	2.68%
Supplemental Data
Net assets, end of period (000 omitted)	$12,066,585	$5,946,725	$4,997,008	$3,638,463	$2,998,297
Portfolio turnover rateF	3%G	2%	4%	1%	2%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.27 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $.006 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Series Global ex U.S. Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,556,597,595
Gross unrealized depreciation	(899,110,533)
Net unrealized appreciation (depreciation)	$657,487,062
Tax Cost	$11,222,814,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$239,708,689
Capital loss carryforward	$(27,725,210)
Net unrealized appreciation (depreciation) on securities and other investments	$657,481,471

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(27,725,210)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$162,270,724	$ 128,402,196

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,902,740,382 and $193,560,646, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2019, under the management contract approved by the Board, Fidelity Management & Research (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2019, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee that was based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser paid all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $811,648,495 in exchange for 65,088,091 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,734 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $1,450. Total fees paid by the Fund to NFS, as lending agent, amounted to $7,881. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $104 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Effective June 1, 2019, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .014% of average net assets. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $166,249.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,745.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Global ex U.S. Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Global ex U.S. Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	.02%	$1,000.00	$1,016.70	$.10
Hypothetical-C		$1,000.00	$1,025.10	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Global ex U.S. Index Fund voted to pay on December 16, 2019, to shareholders of record at the opening of business on December 13, 2019, a distribution of $0.012 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.264 per share from net investment income.

The fund designates 84% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the fund adopted a new fee structure in June 2019 pursuant to which the fund does not pay a management fee to FMR, consistent with the fee structure of the other series funds. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

July 2019 Contract Approval. At its July 2019 meeting, the Board voted to approve an amended and restated sub-advisory agreement with FMR Co., Inc. (FMRC) to reduce the sub-advisory fee rate paid by FMR to FMRC (New Contract). In reaching its conclusion to approve the New Contract, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contract would change its prior conclusions. The Board noted that FMR, and not the fund, pays the sub-advisory fee. The Board also noted that the New Contract would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contract should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMRC expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.014% through February 28, 2022.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

SGX-ANN-1219
1.899279.110

Fidelity® Emerging Markets Index Fund

Fidelity® Global ex U.S. Index Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® Emerging Markets Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Global ex U.S. Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Index Fund	11.33%	2.69%	2.44%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Index Fund on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$12,175	Fidelity® Emerging Markets Index Fund
$12,570	MSCI Emerging Markets Index

Fidelity® Emerging Markets Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund's share classes gained 11.33%, compared with an increase of 11.89% for the benchmark MSCI Emerging Markets Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Of the 11 sectors within the index, nine generated positive performance, led by consumer discretionary and information technology. On an individual basis, China-based Baidu (-46%) struggled considerably, as the company anticipated continued challenges for its core online search-advertising business. Brazilian mining firm Vale (-23%) saw its shares plunge in January, as a dam collapsed at one of its mines, resulting in many casualties and significant financial losses. Shares of South African energy and chemical company Sasol (-44%) fell sharply in May, after the company announced higher-than-expected costs for its Louisiana energy project. In contrast, semiconductor foundry Taiwan Semiconductor Manufacturing (+34%) was the leading contributor, as the company reported better-than-expected quarterly financial results. Similarly, Chinese e-commerce company Alibaba (+24%) announced strong quarterly earnings, while another China-based firm, internet gaming business Tencent Holdings (+21%), also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Fidelity® Emerging Markets Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.6
China Construction Bank Corp. (H Shares) (China, Banks)	1.4
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.2
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.1
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.0
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	0.9
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	0.9
22.8

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	24.7
Information Technology	15.3
Consumer Discretionary	13.0
Communication Services	10.8
Energy	7.9
Materials	7.1
Consumer Staples	6.4
Industrials	4.6
Real Estate	2.4
Health Care	2.2

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Cayman Islands	16.0%
Korea (South)	11.8%
Taiwan	11.4%
China	11.1%
India	8.7%
Brazil	7.5%
South Africa	4.4%
Russia	3.9%
United States of America	3.1%
Other*	22.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Fidelity® Emerging Markets Index Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 93.7%
		Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR		23,838	$545,890
BBVA Banco Frances SA sponsored ADR		32,417	113,460
Grupo Financiero Galicia SA sponsored ADR		53,225	615,281
Pampa Holding SA sponsored ADR (a)(b)		30,143	469,327
Telecom Argentina SA Class B sponsored ADR		46,466	418,194
Transportadora de Gas del Sur SA Class B sponsored ADR		35,520	268,531
YPF SA Class D sponsored ADR		93,327	873,541

TOTAL ARGENTINA			3,304,224

Bailiwick of Jersey - 0.1%
Polymetal International PLC		110,375	1,810,823
Belgium - 0.0%
Titan Cement International Trading SA (a)		17,611	367,690
Titan Cement International Trading SA (a)		1,757	37,232

TOTAL BELGIUM			404,922

Bermuda - 0.9%
Alibaba Health Information Technology Ltd. (a)		1,848,000	1,860,003
Alibaba Pictures Group Ltd. (a)		7,410,000	1,215,365
Beijing Enterprises Water Group Ltd.		2,736,000	1,426,081
Brilliance China Automotive Holdings Ltd.		1,578,000	1,740,177
China Gas Holdings Ltd.		945,400	4,027,347
China Oriental Group Co. Ltd. (H Shares)		488,000	170,311
China Resource Gas Group Ltd.		454,000	2,737,306
Cosco Shipping Ports Ltd.		861,680	677,444
Credicorp Ltd.		6,502	1,392,403
Credicorp Ltd. (United States)		28,417	6,082,375
GOME Electrical Appliances Holdings Ltd. (a)(b)		4,855,802	438,943
Haier Electronics Group Co. Ltd.		664,000	1,895,779
HengTen Networks Group Ltd. (a)		12,812,000	184,355
Kunlun Energy Co. Ltd.		1,636,000	1,522,686
Luye Pharma Group Ltd. (c)		583,000	430,924
Nine Dragons Paper (Holdings) Ltd.		904,000	784,188
Shenzhen International Holdings Ltd.		507,073	1,030,895
Sihuan Pharmaceutical Holdings Group Ltd.		1,703,000	223,127

TOTAL BERMUDA			27,839,709

Brazil - 4.9%
Ambev SA		2,423,300	10,501,672
Atacadao Distribuicao Comercio e Industria Ltda		209,200	996,836
B2W Companhia Global do Varejo (a)		120,587	1,527,445
Banco Bradesco SA		655,638	5,370,330
Banco do Brasil SA		442,300	5,310,247
Banco Santander SA (Brasil) unit		210,800	2,473,569
BB Seguridade Participacoes SA		357,700	3,029,814
BM&F BOVESPA SA		1,057,414	12,755,938
BR Malls Participacoes SA		401,395	1,536,320
Brasil Foods SA (a)		288,900	2,557,995
BTG Pactual Participations Ltd. unit		112,600	1,823,836
CCR SA		622,500	2,551,777
Centrais Eletricas Brasileiras SA (Electrobras) (a)		115,600	1,140,291
Cielo SA		612,314	1,154,244
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		176,300	2,401,074
Companhia Siderurgica Nacional SA (CSN)		310,800	914,460
Cosan SA Industria e Comercio		80,500	1,159,979
Drogasil SA		119,100	3,266,675
Embraer SA		367,800	1,607,663
Energisa SA unit		85,600	1,022,803
ENGIE Brasil Energia SA		107,750	1,215,999
Equatorial Energia SA		88,800	2,255,814
Hypermarcas SA		192,700	1,649,037
IRB Brasil Resseguros SA		357,000	3,363,927
Itausa-Investimentos Itau SA		21,512	74,022
JBS SA		560,500	3,953,758
Klabin SA unit		347,000	1,368,792
Kroton Educacional SA		766,074	1,847,135
Localiza Rent A Car SA		299,452	3,224,121
Lojas Renner SA		406,859	5,148,509
M. Dias Branco SA		55,200	519,586
Magazine Luiza SA		313,200	3,486,161
Multiplan Empreendimentos Imobiliarios SA		140,058	1,020,096
Natura Cosmeticos SA		201,300	1,564,021
Notre Dame Intermedica Participacoes SA		176,200	2,636,080
Petrobras Distribuidora SA		360,400	2,541,357
Petroleo Brasileiro SA - Petrobras (ON)		1,492,800	12,171,689
Porto Seguro SA		47,800	684,134
Rumo SA (a)		562,600	3,198,424
Sul America SA unit		117,374	1,413,288
Suzano Papel e Celulose SA		280,955	2,286,591
TIM Participacoes SA		420,000	1,195,961
Ultrapar Participacoes SA		374,900	1,763,960
Vale SA (a)		1,629,184	19,174,039
Weg SA		436,832	2,777,513

TOTAL BRAZIL			143,636,982

British Virgin Islands - 0.0%
Tianhe Chemicals Group Ltd. (a)(c)(d)		376,000	28,071
Cayman Islands - 16.0%
3SBio, Inc. (a)(c)		712,000	1,326,283
51job, Inc. sponsored ADR (a)		12,604	992,817
58.com, Inc. ADR (a)		49,378	2,607,652
AAC Technology Holdings, Inc.		379,000	2,452,621
Agile Property Holdings Ltd.		660,000	889,592
Airtac International Group		61,000	835,055
Alibaba Group Holding Ltd. sponsored ADR (a)		729,681	128,912,739
Anta Sports Products Ltd.		552,000	5,399,731
Autohome, Inc. ADR Class A (a)(b)		30,157	2,550,076
Baidu.com, Inc. sponsored ADR (a)		142,846	14,548,865
Baozun, Inc. sponsored ADR (a)(b)		21,050	916,096
Bosideng International Holdings Ltd.		1,606,000	830,479
Chailease Holding Co. Ltd.		615,850	2,776,555
China Aoyuan Property Group Ltd.		613,000	783,371
China Conch Venture Holdings Ltd.		847,000	3,314,213
China Education Group Holdings Ltd.		274,000	409,296
China First Capital Group Ltd. (a)		1,520,000	432,202
China Hongqiao Group Ltd.		861,000	478,191
China Huishan Dairy Holdings Co. Ltd. (a)(d)		888,000	23,798
China Investment Fund International Holdings Co. Ltd. (d)		357,000	525,754
China Literature Ltd. (a)(b)(c)		125,800	492,829
China Medical System Holdings Ltd.		682,000	924,876
China Mengniu Dairy Co. Ltd.		1,420,000	5,661,178
China Resources Cement Holdings Ltd.		1,298,000	1,421,428
China Resources Land Ltd.		1,432,744	6,093,285
China State Construction International Holdings Ltd.		1,097,000	1,010,286
China Zhongwang Holdings Ltd.		847,200	351,725
CIFI Holdings Group Co. Ltd.		1,371,623	914,840
Country Garden Holdings Co. Ltd.		3,852,737	5,348,482
Country Garden Services Holdings Co. Ltd.		620,000	2,100,791
Ctrip.com International Ltd. ADR (a)		243,205	8,023,333
Dali Foods Group Co. Ltd. (c)		1,015,500	694,278
ENN Energy Holdings Ltd.		406,900	4,642,138
Evergrande Real Estate Group Ltd. (b)		920,000	2,239,516
Future Land Development Holding Ltd.		918,000	967,404
GDS Holdings Ltd. ADR (a)(b)		29,700	1,237,896
Geely Automobile Holdings Ltd.		2,582,000	4,885,692
Genscript Biotech Corp. (a)		466,000	1,116,510
Greentown Service Group Co. Ltd.		584,000	662,589
Haidilao International Holding Ltd. (c)		185,000	895,601
Haitian International Holdings Ltd.		319,000	752,748
Hengan International Group Co. Ltd.		372,500	2,600,796
Huazhu Group Ltd. ADR (b)		68,464	2,592,047
Hutchison China Meditech Ltd. sponsored ADR (a)		29,936	565,790
iQIYI, Inc. ADR (a)(b)		63,561	1,107,868
JD.com, Inc. sponsored ADR (a)		379,502	11,821,487
Jiayuan International Group Ltd.		296	118
Kaisa Group Holdings Ltd.		1,228,000	537,017
Kingboard Chemical Holdings Ltd.		327,000	871,424
Kingboard Laminates Holdings Ltd.		580,500	531,439
Kingdee International Software Group Co. Ltd.		1,210,000	1,325,858
Kingsoft Corp. Ltd. (a)		432,000	994,222
KWG Property Holding Ltd.		627,000	631,378
Lee & Man Paper Manufacturing Ltd.		684,000	380,349
Li Ning Co. Ltd.		998,000	3,384,041
Lijun International Pharmaceutical Holding Ltd.		750,000	625,493
Logan Property Holdings Co. Ltd.		736,000	1,120,914
Longfor Properties Co. Ltd. (c)		910,500	3,778,714
Meitu, Inc. (a)(c)		952,000	210,690
Meituan Dianping Class B (a)		516,800	6,164,464
Momo, Inc. ADR		77,804	2,607,990
NetEase, Inc. ADR		36,181	10,342,701
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		73,273	8,943,702
Nexteer Auto Group Ltd.		447,000	416,613
NIO, Inc. sponsored ADR (a)(b)		329,437	477,684
Noah Holdings Ltd. sponsored ADR (a)(b)		17,192	520,746
Pinduoduo, Inc. ADR (a)(b)		99,698	4,075,654
Semiconductor Manufacturing International Corp. (a)(b)		1,574,700	2,000,260
Shenzhou International Group Holdings Ltd.		388,700	5,371,311
Shimao Property Holdings Ltd.		581,000	1,946,400
Shui On Land Ltd.		1,537,000	309,311
SINA Corp. (a)		31,383	1,242,767
Sino Biopharmaceutical Ltd.		3,570,000	5,315,349
SOHO China Ltd.		898,000	306,435
Sunac China Holdings Ltd.		1,260,000	5,715,093
Sunny Optical Technology Group Co. Ltd.		372,500	5,987,522
TAL Education Group ADR (a)		198,025	8,477,450
Tencent Holdings Ltd.		2,930,400	118,865,573
Tencent Music Entertainment Group ADR (a)		48,649	673,302
Tingyi (Cayman Islands) Holding Corp.		1,000,000	1,330,296
Towngas China Co. Ltd.		502,506	387,370
Uni-President China Holdings Ltd.		691,000	713,756
Vipshop Holdings Ltd. ADR (a)		226,457	2,613,314
Want Want China Holdings Ltd.		2,537,000	2,137,193
Weibo Corp. sponsored ADR (a)(b)		28,858	1,419,525
Wuxi Biologics (Cayman), Inc. (a)(c)		285,000	3,349,168
Xiaomi Corp. Class B (a)(b)(c)		3,980,400	4,509,781
Xinyi Solar Holdings Ltd.		1,700,560	960,878
Yihai International Holding Ltd.		244,000	1,659,381
Yuzhou Properties Co.		771,557	325,923
YY, Inc. ADR (a)		29,459	1,674,450
Zhen Ding Technology Holding Ltd.		276,000	1,312,217
Zhongsheng Group Holdings Ltd. Class H		298,000	987,935
ZTO Express (Cayman), Inc. sponsored ADR		166,389	3,660,558

TOTAL CAYMAN ISLANDS			471,324,528

Chile - 0.8%
Aguas Andinas SA		1,205,104	552,502
Banco de Chile		23,728,126	3,055,604
Banco de Credito e Inversiones		24,980	1,390,809
Banco Santander Chile		34,439,406	2,136,674
Cencosud SA		718,318	975,386
Colbun SA (a)		4,293,276	740,729
Compania Cervecerias Unidas SA		72,945	727,866
Compania de Petroleos de Chile SA (COPEC)		199,637	1,785,077
CorpBanca SA		77,663,419	471,259
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)		75,395	589,761
Empresas CMPC SA		594,404	1,354,561
Enel Chile SA		13,847,239	1,138,812
Enersis SA		19,605,055	3,661,408
LATAM Airlines Group SA		118,592	1,311,292
LATAM Airlines Group SA sponsored ADR (b)		37,259	419,909
S.A.C.I. Falabella		389,116	1,980,735
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)		7,470	203,035

TOTAL CHILE			22,495,419

China - 11.1%
Agricultural Bank of China Ltd.:
(A Shares)		1,146,800	592,602
(H Shares)		15,569,000	6,406,701
Aier Eye Hospital Group Co. Ltd. (A Shares)		73,270	411,252
Air China Ltd.:
(A Shares)		76,500	90,120
(H Shares)		930,000	821,100
Aisino Co. Ltd. (A Shares)		28,800	84,166
Aluminum Corp. of China Ltd.:
(A shares) (a)		421,600	202,740
(H Shares) (a)		1,804,000	534,465
Angang Steel Co. Ltd.:
(A Shares)		173,940	73,802
(H Shares)		590,200	197,436
Anhui Conch Cement Co. Ltd.:
(A Shares)		70,000	418,994
(H Shares)		663,500	3,965,561
Anxin Trust Co. Ltd. (A Shares) (a)		76,800	45,741
AVIC Aircraft Co. Ltd. (A Shares)		45,100	96,030
AVIC Aviation Engine Corp. PLC (A Shares)		37,000	111,019
AVIC Capital Co. Ltd. (A Shares)		130,400	84,551
AVIC Shenyang Aircraft Co. Ltd. (A Shares) (a)		15,700	65,513
AviChina Industry & Technology Co. Ltd. (H Shares)		1,213,000	572,963
Baic Motor Corp. Ltd. (H Shares) (c)		886,500	549,902
Bank Communications Co. Ltd.:
(H Shares)		5,068,000	3,461,179
Class A		439,900	350,368
Bank of Beijing Co. Ltd. (A Shares)		559,380	439,804
Bank of Chengdu Co. Ltd. Class A		155,100	185,535
Bank of China Ltd.:
(A Shares)		361,700	189,981
(H Shares)		41,233,000	16,814,206
Bank of Guiyang Co. Ltd. (A Shares)		155,920	202,260
Bank of Hangzhou Co. Ltd. (A Shares)		185,620	237,126
Bank of Jiangsu Co. Ltd. (A Shares)		185,400	186,129
Bank of Nanjing Co. Ltd. (A Shares)		252,500	309,287
Bank of Ningbo Co. Ltd. (A Shares)		128,900	494,102
Bank of Shanghai Co. Ltd. (A Shares)		349,977	463,404
Baoshan Iron & Steel Co. Ltd. (A Shares)		484,900	399,106
BBMG Corp.:
(A Shares)		118,700	54,933
(H Shares)		1,498,000	428,716
Beijing Capital International Airport Co. Ltd. (H Shares)		954,000	903,554
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		59,800	41,002
Beijing Shiji Information Technology Co. Ltd. (A Shares)		15,000	77,431
Beijing Tongrentang Co. Ltd. (A Shares)		21,400	83,524
BOE Technology Group Co. Ltd. (A Shares)		847,800	429,165
BYD Co. Ltd.:
(A Shares)		35,800	217,633
(H Shares) (b)		337,000	1,580,704
Caitong Securities Co. Ltd.		50,100	70,703
CGN Power Co. Ltd. (H Shares) (c)		5,313,000	1,379,903
Changjiang Securities Co. Ltd. (A Shares)		78,600	75,914
Chaozhou Three-Circle Group Co. (A Shares)		28,400	75,621
China Avionics Systems Co. Ltd. (A Shares)		25,300	50,448
China Cinda Asset Management Co. Ltd. (H Shares)		4,415,000	915,879
China CITIC Bank Corp. Ltd.:
(A Shares)		212,900	185,234
(H Shares)		4,497,000	2,606,734
China Coal Energy Co. Ltd. (H Shares)		1,006,000	401,174
China Communications Construction Co. Ltd.:
(A Shares)		34,000	45,416
(H Shares)		2,333,000	1,775,979
China Communications Services Corp. Ltd. (H Shares)		1,212,000	748,444
China Construction Bank Corp.:
(A Shares)		498,900	516,300
(H Shares)		48,939,000	39,213,377
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)		247,600	181,982
(H Shares) (a)		868,000	432,910
China Everbright Bank Co. Ltd.:
(A Shares)		1,298,100	799,636
(H Shares)		1,083,000	498,362
China Film Co. Ltd. (A Shares)		25,100	47,422
China Fortune Land Development Co. Ltd. (A Shares)		73,500	297,994
China Galaxy Securities Co. Ltd. (H Shares)		1,867,000	951,959
China Gezhouba Group Co. Ltd. (A Shares)		88,000	71,606
China Grand Automotive Services Co. Ltd. (A Shares)		123,300	63,168
China Huarong Asset Management Co. Ltd. (c)		5,015,000	740,388
China International Capital Corp. Ltd. (H Shares) (c)		685,200	1,249,426
China International Marine Containers Group Co. Ltd.		78,300	107,770
China International Travel Service Corp. Ltd. (A Shares)		45,000	577,036
China Life Insurance Co. Ltd.		39,900	189,310
China Life Insurance Co. Ltd. (H Shares)		3,874,000	9,962,733
China Longyuan Power Grid Corp. Ltd. (H Shares)		1,631,000	881,123
China Merchants Bank Co. Ltd.:
(A Shares)		336,100	1,692,826
(H Shares)		2,151,846	10,262,651
China Merchants Securities Co. Ltd. (A Shares)		138,700	323,565
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		154,800	411,141
China Minsheng Banking Corp. Ltd.:
(A Shares)		1,144,600	999,107
(H Shares)		3,231,040	2,260,018
China Molybdenum Co. Ltd.:
(H Shares) (b)		1,791,000	564,409
Class A		465,900	224,704
China National Building Materials Co. Ltd. (H Shares)		1,956,000	1,648,564
China National Chemical Engineering Co. Ltd. (A Shares)		96,000	81,478
China National Nuclear Power Co. Ltd. (A Shares)		222,300	159,601
China Northern Rare Earth Group High-Tech Co. Ltd.		50,800	72,521
China Nuclear Engineering Corp. Ltd. (A Shares)		6,601	6,494
China Oilfield Services Ltd. (H Shares)		846,000	1,177,866
China Pacific Insurance (Group) Co. Ltd.		96,900	474,095
China Pacific Insurance (Group) Co. Ltd. (H Shares)		1,428,800	5,184,099
China Petroleum & Chemical Corp.:
(A Shares)		344,500	239,607
(H Shares)		13,429,000	7,638,082
China Railway Construction Corp. Ltd.:
(A Shares)		248,700	331,315
(H Shares)		1,036,500	1,133,711
China Railway Group Ltd.:
(A Shares)		550,000	449,864
(H Shares)		1,795,000	1,081,873
China Railway Signal & Communications Corp. (H Shares) (c)		720,000	429,828
China Reinsurance Group Corp. (H Shares)		2,831,000	461,856
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		15,400	64,402
China Shenhua Energy Co. Ltd.:
(A Shares)		82,400	215,617
(H Shares)		1,753,000	3,560,239
China Shipbuilding Industry Co. (A Shares)		513,800	386,242
China Shipbuilding Industry Group Power Co. Ltd. (a)		26,400	78,514
China Shipping Development Co. Ltd. (H Shares)		722,000	310,590
China South Publishing & Media Group Co. Ltd. (A Shares)		32,000	52,525
China Southern Airlines Ltd.:
(A Shares)		168,100	158,875
(H Shares)		902,000	555,127
China Spacesat Co. Ltd. (A Shares)		17,700	52,505
China State Construction Engineering Corp. Ltd. (A Shares)		1,025,680	763,363
China Telecom Corp. Ltd. (H Shares)		7,048,000	2,998,280
China Tower Corp. Ltd. (H Shares) (c)		21,612,000	4,756,647
China United Network Communications Ltd. (A Shares)		697,400	607,136
China Vanke Co. Ltd.:
(A Shares)		303,500	1,141,945
(H Shares)		681,900	2,486,582
China Yangtze Power Co. Ltd. (A Shares)		481,700	1,221,449
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)		5,700	9,619
Chongqing Changan Automobile Co. Ltd. (A Shares)		58,600	59,572
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		1,170,000	624,484
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		36,000	248,186
CITIC Guoan Information Industry Co. Ltd. (A Shares) (a)		23,400	11,479
CITIC Securities Co. Ltd.:
(A Shares)		113,400	348,954
(H Shares)		1,247,000	2,287,891
Contemporary Amperex Technology Co. Ltd.		10,900	106,321
COSCO Shipping Development Co. Ltd. (A Shares)		119,200	42,125
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)		136,500	89,259
(H Shares) (a)		1,303,000	487,475
CRRC Corp. Ltd.:
(A Shares)		508,900	519,975
(H Shares)		2,308,600	1,544,073
Daqin Railway Co. Ltd. (A Shares)		386,800	418,976
Datang International Power Generation Co. Ltd. (H Shares)		1,214,000	239,457
DHC Software Co. Ltd. (A Shares)		128,200	129,783
Dong E-E-Jiao Co. Ltd. (A Shares)		12,100	60,632
Dongfang Electric Corp. Ltd. (A Shares)		38,300	48,033
Dongfeng Motor Group Co. Ltd. (H Shares)		1,426,000	1,430,439
Dongxing Securities Co. Ltd. (A Shares)		40,900	63,119
Dr. Peng Telcom & Media Group Ltd. (A Shares) (a)		34,800	32,100
East Money Information Co. Ltd. (A Shares)		161,400	341,207
Everbright Securities Co. Ltd. (A Shares)		57,100	92,820
Fangda Carbon New Material Co. Ltd. (A Shares)		38,144	57,882
Financial Street Holdings Co. Ltd. (A Shares)		126,400	140,987
First Capital Securities Co. Ltd. (A Shares)		51,300	48,510
Focus Media Information Technology Co. Ltd. (A Shares)		389,520	331,361
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		49,300	781,879
Founder Securities Co. Ltd. (A Shares)		213,500	203,820
Foxconn Industrial Internet Co. Ltd. (A Shares)		98,100	213,709
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)		129,300	390,142
(H Shares) (c)		186,000	525,562
GD Power Development Co. Ltd. (A Shares)		258,900	85,608
Gemdale Corp. (A Shares)		148,700	251,128
GF Securities Co. Ltd.:
(A Shares) (a)		136,200	265,021
(H Shares)		725,600	755,696
Giant Network Group Co. Ltd. (A Shares)		42,700	107,931
GoerTek, Inc. (A Shares)		46,800	123,330
Great Wall Motor Co. Ltd. (H Shares)		1,558,000	1,262,372
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		68,500	571,114
Greenland Holdings Corp. Ltd. (A Shares)		138,933	134,435
Guanghui Energy Co. Ltd. (A Shares)		139,800	65,285
Guangshen Railway Co. Ltd. (A Shares)		15,900	6,974
Guangzhou Automobile Group Co. Ltd.		64,500	105,201
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,514,000	1,512,086
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (A Shares)		40,600	194,573
Guangzhou Haige Communications Group (A Shares)		96,700	131,858
Guangzhou R&F Properties Co. Ltd. (H Shares)		487,200	754,894
Guosen Securities Co. Ltd. (A Shares)		95,400	165,514
Guotai Junan Securities Co. Ltd.:
(A Shares)		218,100	527,864
(H Shares) (c)		361,800	552,866
Guoyuan Securities Co. Ltd. (A Shares)		50,100	60,050
Haier Smart Home Co. Ltd. (A Shares)		182,400	414,279
Haitong Securities Co. Ltd.:
(A Shares)		111,300	222,648
(H Shares)		1,699,600	1,735,136
Han's Laser Technology Industry Group Co. Ltd. (A Shares)		7,100	38,240
Hanergy Mobile Energy Holding (d)		1,618,000	2
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		214,900	984,356
Hangzhou Robam Appliances Co. Ltd. (A Shares)		14,500	64,818
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		20,300	196,836
Heilan Home Co. Ltd. (A Shares)		55,700	60,742
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		72,723	307,619
Hengli Petrochemical Co. Ltd. (A Shares)		134,840	308,348
Hengtong Optic-electric Co. Ltd. (A Shares)		30,280	63,148
Hengyi Petrochemical Co. Ltd. (A Shares)		43,100	87,691
Hesteel Co. Ltd. (A Shares)		193,000	67,939
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		7,400	101,946
Huaan Securities Co. Ltd. (A Shares)		53,700	48,006
Huadian Power International Corp. Ltd.:
(A Shares)		258,600	129,183
(H Shares)		756,000	283,280
Huadong Medicine Co. Ltd. (A Shares)		47,680	176,489
Huaneng Power International, Inc.:
(A Shares)		113,300	91,686
(H Shares)		1,852,000	879,654
Huaneng Renewables Corp. Ltd. (H Shares)		2,414,000	921,606
Huatai Securities Co. Ltd.:
(A Shares)		110,200	272,675
(H Shares) (c)		913,000	1,357,099
HUAXI Securities Co. Ltd.		38,900	52,587
Huaxia Bank Co. Ltd. (A Shares)		242,200	257,493
Huayu Automotive Systems Co. Ltd. (A Shares)		77,800	277,265
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		76,400	73,888
Hubei Energy Group Co. Ltd. (A Shares)		116,000	66,975
Hundsun Technologies, Inc. (A Shares)		11,490	124,213
iFlytek Co. Ltd. (A Shares)		58,300	273,862
Industrial & Commercial Bank of China Ltd.:
(A Shares)		1,298,300	1,089,089
(H Shares)		33,274,000	23,837,272
Industrial Bank Co. Ltd. (A Shares)		458,400	1,217,700
Industrial Securities Co. Ltd. (A Shares)		95,800	86,706
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		142,000	584,444
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)		1,108,500	215,545
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		124,000	52,048
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		828,722	722,841
Jiangsu Expressway Co. Ltd. (H Shares)		632,000	839,643
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		99,780	1,286,532
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		35,500	507,048
Jiangxi Copper Co. Ltd.:
(A Shares)		89,200	178,973
(H Shares)		542,000	634,535
Jiangxi Ganfeng Lithium Co. Ltd.		16,300	50,354
Jinduicheng Molybdenum Co. Ltd. (A Shares)		8,900	9,040
Jinke Properties Group Co. Ltd. (A Shares)		84,200	82,829
Jointown Pharmaceutical Group (A Shares)		37,200	68,241
Kangmei Pharmaceutical Co. Ltd. (A Shares)		40,900	21,625
Kweichow Moutai Co. Ltd. (A Shares)		28,100	4,703,086
Legend Holdings Corp.:
(H Shares) (c)		188,900	415,240
rights (a)(d)		12,238	2,030
Lens Technology Co. Ltd. (A Shares)		48,500	90,827
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		58,900	252,329
Liaoning Chengda Co. Ltd. (A Shares) (a)		25,500	50,755
LONGi Green Energy Technology Co. Ltd.		84,200	272,599
Luxshare Precision Industry Co. Ltd. (A Shares)		127,095	572,796
Luzhou Laojiao Co. Ltd. (A Shares)		32,400	400,656
Maanshan Iron & Steel Co. Ltd.:
(A Shares)		1,036,900	391,308
(H Shares)		146,000	55,221
Mango Excellent Media Co. Ltd. (A Shares)		17,510	67,091
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares)		58,560	123,922
Metallurgical Corp. China Ltd.:
(A Shares)		823,400	320,289
(H Shares)		982,000	207,888
Midea Group Co. Ltd. (A Shares)		82,700	651,331
Muyuan Foodstuff Co. Ltd. (A Shares)		38,000	530,931
NARI Technology Co. Ltd. (A Shares)		110,800	345,073
New China Life Insurance Co. Ltd.		44,300	299,506
New China Life Insurance Co. Ltd. (H Shares)		443,200	1,720,138
Ningbo Zhoushan Port Co. Ltd. Class A		233,200	121,783
O-film Tech Co. Ltd. (A Shares) (a)		48,800	77,321
Oceanwide Holdings Co., Ltd. (A Shares)		54,500	33,859
Offshore Oil Enginering Co. Ltd. (A Shares)		77,000	65,889
Oppein Home Group, Inc. (A Shares)		4,300	67,373
Orient Securities Co. Ltd. (A Shares)		190,900	270,806
People's Insurance Co. of China Group (H Shares)		4,278,000	1,801,779
Perfect World Co. Ltd. (A Shares)		14,100	59,055
PetroChina Co. Ltd.:
(A Shares)		546,400	456,049
(H Shares)		10,600,000	5,169,213
PICC Property & Casualty Co. Ltd. (H Shares)		3,569,840	4,517,701
Ping An Bank Co. Ltd. (A Shares)		390,100	900,182
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		191,600	2,392,023
(H Shares)		2,927,000	33,782,822
Poly Developments & Holdings (A Shares)		270,600	553,099
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		4,088,000	2,621,074
Power Construction Corp. of China Ltd. (A Shares)		205,400	130,061
Qihoo 360 Technology Co. Ltd. (A Shares)		21,900	70,203
Risesun Real Estate Development Co. Ltd. (A Shares)		66,000	81,467
Rongsheng Petrochemical Co. Ltd. (A Shares)		113,500	177,504
SAIC Motor Corp. Ltd. (A Shares)		182,600	609,002
Sanan Optoelectronics Co. Ltd. (A Shares)		57,700	124,395
Sany Heavy Industry Co. Ltd. (A Shares)		194,200	371,110
SDIC Capital Co. Ltd.		95,800	166,607
SDIC Power Holdings Co. Ltd. (A Shares)		201,500	238,522
Seazen Holdings Co. Ltd. (A Shares)		53,500	241,528
SF Holding Co. Ltd. (A Shares)		19,200	107,975
Shaanxi Coal Industry Co. Ltd. (A Shares)		130,700	155,408
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		47,343	137,593
Shandong Gold Mining Co. Ltd. (A Shares)		58,560	266,019
Shandong Linglong Tyre Co. Ltd. (A Shares)		15,500	46,123
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		1,072,000	1,230,700
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)		12,675	5,860
Shanghai Construction Group Co. Ltd. (A Shares)		299,000	144,776
Shanghai Electric Group Co. Ltd.:
(A Shares)		291,300	201,725
(H Shares)		1,184,000	362,159
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		19,400	70,078
(H Shares)		298,500	842,476
Shanghai International Airport Co. Ltd. (A Shares)		22,400	242,458
Shanghai International Port Group Co. Ltd. (A Shares)		229,000	188,666
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		753,600	830,017
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		73,200	192,715
(H Shares)		376,600	680,486
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		648,000	1,150,238
Shanghai Tunnel Engineering Co. Ltd.		71,000	58,667
Shanghai Zhangjiang High Ltd. Class A		38,700	88,721
Shanghaioriental Pearl Media Co. Ltd.		54,690	69,874
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		69,000	68,638
Shanxi Securities Co. Ltd. (A Shares)		49,000	54,155
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		21,600	272,592
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		125,600	101,045
Shenergy Co. Ltd. (A Shares)		85,700	70,442
Shenwan Hongyuan Group Co. Ltd. (A Shares)		562,300	382,206
Shenzhen Energy Group Co. Ltd. (A Shares)		64,000	55,494
Shenzhen Inovance Technology Co. Ltd. (A Shares)		25,300	89,510
Shenzhen Kangtai Biological Products Co. Ltd.		9,500	116,720
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		9,400	237,345
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		127,500	127,387
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)		52,300	138,956
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. (A Shares)		10,500	5,988
Shijiazhuang Baosh Electric Co. Ltd. (A Shares)		80,000	54,097
Sichuan Chuantou Energy Co. Ltd. (A Shares)		72,000	98,710
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		21,800	73,891
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		93,900	293,969
Sinolink Securities Co. Ltd. (A Shares)		44,700	53,953
Sinopec Engineering Group Co. Ltd. (H Shares)		693,000	395,881
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)		392,200	220,463
(H Shares)		1,081,000	298,561
Sinopharm Group Co. Ltd. (H Shares)		603,600	2,161,643
Sinotrans Ltd. (H Shares)		1,194,000	351,066
Songcheng Performance Development Co. Ltd. (A Shares)		23,900	100,414
Soochow Securities Co. Ltd. (A Shares)		42,300	54,539
Southwest Securities Co. Ltd. (A Shares)		174,700	110,516
Spring Airlines Co. Ltd. (A Shares)		13,987	85,771
Suning.com Co. Ltd. (A Shares)		246,800	369,493
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		23,200	67,793
Suzhou Gold Mantis Consolidated Co. Ltd.		47,100	53,449
Tasly Pharmaceutical Group Co. Ltd. (A Shares)		24,700	51,265
TBEA Co. Ltd. (A Shares)		57,200	52,120
TCL Corp. (A Shares)		199,100	93,009
Tianma Microelectronics Co. Ltd. (A Shares)		28,600	55,887
Tianqi Lithium Corp. (A Shares)		16,700	59,554
Tong Ren Tang Technologies Co. Ltd. (H Shares)		321,000	319,588
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		30,000	68,043
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		166,300	51,224
Tongwei Co. Ltd. (A Shares)		88,800	159,982
Transfar Zhilian Co. Ltd.		47,800	51,041
TravelSky Technology Ltd. (H Shares)		498,000	1,135,169
Tsingtao Brewery Co. Ltd.:
(A Shares)		50,600	337,217
(H Shares)		164,000	950,383
Tus-Sound Environmental Resources Co. Ltd. (A Shares)		3,200	3,934
Unisplendour Corp. Ltd. (A Shares)		10,864	45,281
Walvax Biotechnology Co. Ltd. (A Shares)		22,700	97,170
Wangsu Science & Technology Co. Ltd. (A Shares)		34,200	46,238
Wanhua Chemical Group Co. Ltd. (A Shares)		74,200	479,871
Wanxiang Qianchao Co. Ltd. (A Shares)		44,000	31,606
Weichai Power Co. Ltd.:
(A Shares)		251,800	412,849
(H Shares)		916,200	1,442,117
Weifu High-Technology Group Co. Ltd. (A Shares)		41,200	98,108
Wens Foodstuffs Group Co. Ltd. (A Shares)		115,400	659,197
Western Securities Co. Ltd. (A Shares)		50,700	63,653
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		61,600	159,589
Wuliangye Yibin Co. Ltd. (A Shares)		84,000	1,571,381
WuXi AppTec Co. Ltd.		33,500	447,184
WuXi AppTec Co. Ltd. (H Shares) (c)		80,480	970,325
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		13,400	62,247
XCMG Construction Machinery Co. Ltd. (A Shares)		117,700	75,461
Xiamen C&D, Inc. (A Shares)		45,100	54,336
Xinhu Zhongbao Co. Ltd. (A Shares)		132,100	79,489
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		55,900	99,670
(H Shares)		432,010	515,219
Yanzhou Coal Mining Co. Ltd.:
(A Shares)		88,100	129,869
(H Shares)		846,000	858,329
Yonghui Superstores Co. Ltd. (A Shares)		238,300	282,107
Yonyou Network Technology Co. Ltd. (A Shares)		58,660	245,824
Yunda Holding Co. Ltd. (A Shares)		37,900	177,000
Yunnan Baiyao Group Co. Ltd. (A Shares)		29,300	360,060
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		9,200	141,659
Zhaojin Mining Industry Co. Ltd. (H Shares)		514,000	574,846
Zhejiang Century Huatong Group Co. Ltd. (A Shares)		4,096	5,202
Zhejiang China Commodities City Group Co. Ltd. (A Shares)		204,400	113,172
Zhejiang Chint Electric Co. Ltd. (A Shares)		85,000	275,192
Zhejiang Dahua Technology Co. Ltd. (A Shares)		44,500	101,645
Zhejiang Expressway Co. Ltd. (H Shares)		706,000	578,122
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)		16,016	55,738
Zhejiang Longsheng Group Co. Ltd. (A Shares)		44,700	87,740
Zhejiang Semir Garment Co. Ltd. (A Shares)		78,500	123,944
Zhengzhou Yutong Bus Co. Ltd. (A Shares)		31,800	64,521
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)		155,000	515,974
Zhongjin Gold Co. Ltd. (A Shares)		56,500	66,338
Zhuhai Wanlida Electric Co. Ltd. (A Shares)		16,400	65,013
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		273,800	1,015,953
Zijin Mining Group Co. Ltd.:
(A Shares)		514,800	247,876
(H Shares)		2,738,000	948,416
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)		94,900	78,778
ZTE Corp.:
(A Shares) (a)		74,000	350,150
(H Shares) (a)		414,080	1,155,240

TOTAL CHINA			325,323,855

Colombia - 0.3%
Bancolombia SA		123,050	1,496,259
Bancolombia SA sponsored ADR		13,961	724,297
Cementos Argos SA		238,804	539,075
Ecopetrol SA		2,568,588	2,310,209
Grupo de Inversiones Suramerica SA		117,307	1,186,952
Interconexion Electrica SA ESP		233,521	1,347,237
Inversiones Argos SA		146,148	791,275

TOTAL COLOMBIA			8,395,304

Czech Republic - 0.1%
Ceske Energeticke Zavody A/S		83,861	1,913,007
Komercni Banka A/S		37,932	1,282,189
MONETA Money Bank A/S (c)		264,803	880,052

TOTAL CZECH REPUBLIC			4,075,248

Egypt - 0.1%
Commercial International Bank SAE		674,886	3,386,974
Commercial International Bank SAE sponsored GDR		42,342	209,169
Eastern Tobacco Co.		425,751	422,322
Elsewedy Electric Co.		334,210	278,508

TOTAL EGYPT			4,296,973

Greece - 0.3%
Alpha Bank AE (a)		701,425	1,494,974
EFG Eurobank Ergasias SA (a)		1,307,953	1,324,554
Ff Group (a)(d)		1,035	1,385
Greek Organization of Football Prognostics SA		113,418	1,233,327
Hellenic Telecommunications Organization SA		125,404	1,902,138
Jumbo SA		58,016	1,132,342
Motor Oil (HELLAS) Corinth Refineries SA		32,707	807,626
National Bank of Greece SA (a)		288,206	977,166

TOTAL GREECE			8,873,512

Hong Kong - 3.0%
Beijing Enterprises Holdings Ltd.		258,500	1,217,121
BYD Electronic International Co. Ltd.		344,500	591,566
China Agri-Industries Holdings Ltd.		1,202,000	396,007
China Everbright International Ltd.		1,838,333	1,389,423
China Everbright Ltd.		530,000	785,250
China Jinmao Holdings Group Ltd.		2,614,000	1,737,841
China Merchants Holdings International Co. Ltd.		666,105	1,041,476
China Mobile Ltd.		3,154,500	25,635,677
China Overseas Land and Investment Ltd.		1,946,000	6,140,589
China Power International Development Ltd.		2,410,000	503,291
China Resources Beer Holdings Co. Ltd.		756,878	3,880,533
China Resources Pharmaceutical Group Ltd. (c)		794,500	733,727
China Resources Power Holdings Co. Ltd.		961,691	1,208,590
China Taiping Insurance Group Ltd.		811,977	1,825,407
China Unicom Ltd.		3,122,000	3,073,606
CITIC Pacific Ltd.		3,031,000	3,987,234
CNOOC Ltd.		8,607,000	12,809,374
CNOOC Ltd. sponsored ADR		5,859	870,296
CSPC Pharmaceutical Group Ltd.		2,412,000	6,177,424
Far East Horizon Ltd.		1,073,000	1,015,856
Fosun International Ltd.		1,407,000	1,839,762
Guangdong Investment Ltd.		1,482,000	3,207,490
Hua Hong Semiconductor Ltd. (c)		227,000	456,463
Lenovo Group Ltd.		3,750,000	2,614,287
MMG Ltd. (a)		1,200,000	249,818
Shanghai Industrial Holdings Ltd.		304,000	565,888
Shenzhen Investment Ltd.		1,398,000	550,245
Sino-Ocean Group Holding Ltd.		1,488,479	547,242
Sinotruk Hong Kong Ltd.		338,500	511,497
Sun Art Retail Group Ltd.		1,250,966	1,276,477
Winteam Pharmaceutical Group Ltd.		1,190,000	531,366
Yuexiu Property Co. Ltd.		3,394,000	747,571

TOTAL HONG KONG			88,118,394

Hungary - 0.3%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		206,445	2,040,577
OTP Bank PLC		113,826	5,242,983
Richter Gedeon PLC		74,077	1,372,882

TOTAL HUNGARY			8,656,442

India - 8.7%
Adani Ports & Special Economic Zone Ltd. (a)		313,467	1,745,509
Ambuja Cements Ltd.		308,981	879,804
Ashok Leyland Ltd.		657,592	710,232
Asian Paints Ltd.		147,201	3,749,531
Aurobindo Pharma Ltd.		134,304	885,465
Avenue Supermarts Ltd. (a)(c)		63,853	1,791,638
Axis Bank Ltd.		1,072,163	11,100,825
Bajaj Auto Ltd.		42,853	1,958,642
Bajaj Finance Ltd.		88,881	5,036,616
Bajaj Finserv Ltd.		19,555	2,239,589
Bandhan Bank Ltd. (c)		194,910	1,678,306
Bharat Forge Ltd.		113,683	725,758
Bharat Petroleum Corp. Ltd.		334,945	2,478,820
Bharti Airtel Ltd.		1,053,280	5,546,880
Bharti Infratel Ltd.		164,403	439,066
Bosch Ltd.		3,500	753,759
Britannia Industries Ltd.		29,511	1,356,640
Cadila Healthcare Ltd.		32,235	114,199
Cipla Ltd. (a)		182,226	1,197,966
Coal India Ltd.		616,795	1,800,547
Container Corp. of India Ltd.		108,226	896,137
Dabur India Ltd.		265,012	1,722,906
Divi's Laboratories Ltd.		39,645	979,505
Dr. Reddy's Laboratories Ltd.		59,185	2,322,026
Eicher Motors Ltd.		6,804	2,155,642
GAIL India Ltd. (a)		785,176	1,517,482
Glenmark Pharmaceuticals Ltd.		63,689	282,828
Godrej Consumer Products Ltd.		180,522	1,883,061
Grasim Industries Ltd.		150,114	1,625,170
Havells India Ltd.		132,578	1,290,808
HCL Technologies Ltd.		277,513	4,547,133
HDFC Standard Life Insurance Co. Ltd. (c)		256,999	2,264,800
Hero Motocorp Ltd.		50,751	1,931,315
Hindalco Industries Ltd.		618,270	1,633,204
Hindustan Petroleum Corp. Ltd.		315,676	1,442,020
Hindustan Unilever Ltd.		331,951	10,167,025
Housing Development Finance Corp. Ltd.		839,087	25,164,554
ICICI Bank Ltd.		1,226,479	7,995,705
ICICI Lombard General Insurance Co. Ltd. (c)		69,967	1,318,342
Indiabulls Housing Finance Ltd.		139,238	403,750
Indian Oil Corp. Ltd.		970,406	2,002,962
Infosys Ltd.		1,771,723	17,024,351
InterGlobe Aviation Ltd. (a)(c)		45,957	941,143
ITC Ltd.		1,765,626	6,403,168
JSW Steel Ltd.		445,450	1,428,281
Larsen & Toubro Ltd.		244,830	5,076,078
LIC Housing Finance Ltd.		153,052	888,346
Lupin Ltd. (a)		112,718	1,183,021
Mahindra & Mahindra Financial Services Ltd.		159,929	793,672
Mahindra & Mahindra Ltd.		385,380	3,288,966
Marico Ltd.		228,404	1,177,118
Maruti Suzuki India Ltd.		54,315	5,783,020
Motherson Sumi Systems Ltd. (a)		472,334	817,372
Nestle India Ltd.		11,782	2,477,825
NTPC Ltd.		1,230,180	2,119,856
Oil & Natural Gas Corp. Ltd.		1,295,758	2,584,294
Page Industries Ltd.		2,705	979,999
Petronet LNG Ltd.		297,185	1,198,332
Pidilite Industries Ltd. (a)		61,427	1,212,084
Piramal Enterprises Ltd.		46,117	1,092,270
Power Grid Corp. of India Ltd.		923,554	2,580,769
Rec Ltd.		348,179	684,459
Reliance Industries Ltd.		1,462,892	30,130,343
Shree Cement Ltd.		4,145	1,161,135
Shriram Transport Finance Co. Ltd.		86,006	1,377,637
State Bank of India (a)		910,498	4,001,373
Sun Pharmaceutical Industries Ltd.		434,352	2,651,418
Tata Consultancy Services Ltd.		461,445	14,696,103
Tata Motors Ltd. (a)		830,909	2,053,126
Tata Power Co. Ltd.		596,314	497,718
Tata Steel Ltd.		186,258	996,573
Tech Mahindra Ltd.		236,184	2,457,537
Titan Co. Ltd.		159,117	2,983,083
Ultratech Cemco Ltd.		49,653	2,897,542
United Spirits Ltd. (a)		147,165	1,293,672
UPL Ltd. (a)		276,057	2,318,042
Vedanta Ltd.		972,944	2,029,193
Vodafone Idea Ltd. (a)		3,808,623	208,722
Wipro Ltd.		599,852	2,195,057
Yes Bank Ltd.		937,291	927,532
Zee Entertainment Enterprises Ltd. (a)		363,656	1,329,807

TOTAL INDIA			255,676,204

Indonesia - 2.0%
PT Adaro Energy Tbk		7,410,400	690,897
PT Astra International Tbk		10,490,400	5,188,560
PT Bank Central Asia Tbk		5,042,000	11,285,648
PT Bank Mandiri (Persero) Tbk		9,484,600	4,741,061
PT Bank Negara Indonesia (Persero) Tbk		3,760,600	2,052,847
PT Bank Rakyat Indonesia Tbk		28,629,700	8,578,468
PT Bank Tabungan Negara Tbk		1,914,900	253,442
PT Barito Pacific Tbk		13,251,500	896,811
PT Bumi Serpong Damai Tbk (a)		3,948,000	397,559
PT Charoen Pokphand Indonesia Tbk		3,704,200	1,661,257
PT Gudang Garam Tbk		253,600	1,012,807
PT Hanjaya Mandala Sampoerna Tbk		4,616,200	699,919
PT Indah Kiat Pulp & Paper Tbk		1,339,100	693,194
PT Indocement Tunggal Prakarsa Tbk		951,900	1,356,143
PT Indofood CBP Sukses Makmur Tbk		1,174,600	972,484
PT Indofood Sukses Makmur Tbk		2,196,300	1,203,580
PT Jasa Marga Tbk		1,102,237	427,699
PT Kalbe Farma Tbk		10,591,500	1,202,756
PT Pabrik Kertas Tjiwi Kimia Tbk		673,700	507,124
PT Pakuwon Jati Tbk		8,529,900	379,606
PT Perusahaan Gas Negara Tbk Series B		5,627,400	844,499
PT Semen Gresik (Persero) Tbk		1,487,800	1,341,826
PT Surya Citra Media Tbk		3,058,700	265,728
PT Tambang Batubara Bukit Asam Tbk		1,259,400	201,663
PT Telekomunikasi Indonesia Tbk Series B		25,552,500	7,456,753
PT Tower Bersama Infrastructure Tbk		14,300	6,443
PT Unilever Indonesia Tbk		794,100	2,472,579
PT United Tractors Tbk		839,800	1,296,257

TOTAL INDONESIA			58,087,610

Isle of Man - 0.1%
NEPI Rockcastle PLC		197,810	1,721,453
Korea (South) - 11.2%
AMOREPACIFIC Corp.		15,984	2,622,365
AMOREPACIFIC Group, Inc.		14,357	1,037,864
BGF Retail Co. Ltd.		3,923	596,685
BS Financial Group, Inc.		135,800	806,475
Celltrion Healthcare Co. Ltd.		25,276	1,190,053
Celltrion Pharm, Inc. (a)		7,011	239,633
Celltrion, Inc. (a)		46,386	7,927,266
Cheil Industries, Inc.		43,975	3,757,616
Cheil Worldwide, Inc.		35,041	741,068
CJ CheilJedang Corp.		4,359	851,098
CJ Corp.		8,506	598,907
CJ O Shopping Co. Ltd.		5,868	827,333
Daelim Industrial Co.		14,624	1,137,140
Daewoo Engineering & Construction Co. Ltd. (a)		104,477	388,790
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		18,102	435,423
Db Insurance Co. Ltd.		25,766	1,111,847
Doosan Bobcat, Inc.		24,462	658,429
E-Mart Co. Ltd.		11,066	1,054,319
Fila Korea Ltd.		24,666	1,214,025
GS Engineering & Construction Corp.		32,335	853,764
GS Holdings Corp.		26,137	1,108,872
GS Retail Co. Ltd.		14,602	477,255
Hana Financial Group, Inc.		154,445	4,447,442
Hankook Tire Co. Ltd.		37,403	992,372
Hanmi Pharm Co. Ltd.		3,249	925,874
Hanmi Science Co. Ltd.		5,976	222,640
Hanon Systems		91,950	911,415
Hanwha Chemical Corp.		52,102	727,912
Hanwha Corp.		21,055	427,293
Hanwha Life Insurance Co. Ltd.		140,795	268,286
HDC Hyundai Development Co.		14,481	382,971
HLB, Inc. (a)		16,726	2,401,087
Hotel Shilla Co.		16,150	1,069,500
Hyundai Department Store Co. Ltd.		7,551	476,821
Hyundai Engineering & Construction Co. Ltd.		41,881	1,537,045
Hyundai Fire & Marine Insurance Co. Ltd.		31,712	684,213
Hyundai Glovis Co. Ltd.		9,894	1,276,602
Hyundai Heavy Industries Co. Ltd. (a)		19,896	2,074,112
Hyundai Mobis		34,255	6,966,384
Hyundai Motor Co.		76,703	7,996,109
Hyundai Robotics Co. Ltd.		5,104	1,489,388
Hyundai Steel Co.		40,340	1,096,149
Industrial Bank of Korea		132,581	1,336,810
ING Life Insurance Korea Ltd. (c)		14,977	358,335
Kakao Corp.		25,750	3,113,438
Kangwon Land, Inc.		58,629	1,570,567
KB Financial Group, Inc.		204,093	7,304,288
KCC Corp.		2,903	560,611
Kia Motors Corp.		135,249	4,917,452
Korea Aerospace Industries Ltd.		36,434	1,183,033
Korea Electric Power Corp. (a)		132,358	2,876,519
Korea Express Co. Ltd. (a)		4,583	616,789
Korea Gas Corp.		15,320	514,467
Korea Investment Holdings Co. Ltd.		20,989	1,215,984
Korea Zinc Co. Ltd.		4,445	1,650,320
Korean Air Lines Co. Ltd.		21,523	457,940
KT Corp.		216	4,891
KT&G Corp.		59,898	5,118,219
Kumho Petro Chemical Co. Ltd.		10,139	606,457
LG Chemical Ltd.		23,553	6,188,678
LG Corp.		48,921	2,901,091
LG Display Co. Ltd. (a)		119,899	1,397,246
LG Electronics, Inc.		54,702	3,127,057
LG Household & Health Care Ltd.		4,800	5,172,051
LG Innotek Co. Ltd.		7,098	733,885
LG Telecom Ltd.		54,680	628,431
Lotte Chemical Corp.		8,751	1,697,423
Lotte Confectionery Co. Ltd.		14,370	448,184
Lotte Shopping Co. Ltd.		5,671	603,303
Medy-Tox, Inc.		2,186	616,411
Meritz Securities Co. Ltd.		154,346	594,810
Mirae Asset Daewoo Co. Ltd.		204,574	1,249,865
NAVER Corp.		71,890	10,074,392
NCSOFT Corp.		8,411	3,708,547
Netmarble Corp. (a)(c)		12,881	989,500
Oci Co. Ltd.		9,776	525,434
Orion Corp./Republic of Korea		11,866	1,074,773
Ottogi Corp.		585	282,430
Pearl Abyss Corp. (a)		3,299	610,587
POSCO		40,403	7,288,103
POSCO Chemtech Co. Ltd.		13,161	540,367
Posco International Corp.		26,594	414,718
S-Oil Corp.		23,234	1,979,364
S1 Corp.		8,568	686,002
Samsung Biologics Co. Ltd. (a)(c)		8,476	2,886,196
Samsung Card Co. Ltd.		15,230	436,615
Samsung Electro-Mechanics Co. Ltd.		29,005	2,800,643
Samsung Electronics Co. Ltd.		2,434,050	104,825,402
Samsung Engineering Co. Ltd. (a)		81,804	1,244,231
Samsung Fire & Marine Insurance Co. Ltd.		15,688	2,902,231
Samsung Heavy Industries Co. Ltd. (a)		231,030	1,431,241
Samsung Life Insurance Co. Ltd.		35,810	2,160,307
Samsung SDI Co. Ltd.		28,305	5,502,386
Samsung SDS Co. Ltd.		17,898	3,081,670
Samsung Securities Co. Ltd.		32,871	943,754
Shinhan Financial Group Co. Ltd.		230,842	8,361,589
Shinsegae Co. Ltd.		3,669	739,888
SillaJen, Inc. (a)		29,445	484,338
SK C&C Co. Ltd.		18,091	3,996,038
SK Energy Co. Ltd.		28,334	3,873,775
SK Hynix, Inc.		280,041	19,621,942
SK Telecom Co. Ltd.		10,329	2,098,871
STX Pan Ocean Co. Ltd. (Korea) (a)		132,365	497,094
ViroMed Co. Ltd.		9,621	795,797
Woongjin Coway Co. Ltd.		26,626	2,088,599
Woori Financial Group, Inc. (a)		246,904	2,478,977
Woori Investment & Securities Co. Ltd.		69,589	719,503
Yuhan Corp.		4,539	870,729

TOTAL KOREA (SOUTH)			327,790,430

Luxembourg - 0.1%
Globant SA (a)		17,660	1,646,972
Reinet Investments SCA		75,377	1,414,556

TOTAL LUXEMBOURG			3,061,528

Malaysia - 1.9%
AirAsia Group BHD		760,500	347,217
Alliance Bank Malaysia Bhd		421,800	290,282
AMMB Holdings Bhd		841,200	802,392
Axiata Group Bhd		1,392,534	1,431,334
British American Tobacco (Malaysia) Bhd		73,600	331,344
Bumiputra-Commerce Holdings Bhd		2,482,964	3,116,172
Dialog Group Bhd		1,925,000	1,601,779
DiGi.com Bhd		1,549,500	1,740,167
Fraser & Neave Holdings BHD		74,200	613,621
Gamuda Bhd		859,200	768,293
Genting Bhd		1,130,200	1,569,973
Genting Malaysia Bhd		1,479,600	1,134,835
Genting Plantations Bhd		111,700	264,747
Hap Seng Consolidated Bhd		307,700	734,830
Hartalega Holdings Bhd		733,100	922,241
Hong Leong Bank Bhd		317,100	1,305,685
Hong Leong Credit Bhd		104,500	435,508
IHH Healthcare Bhd		1,063,900	1,449,976
IJM Corp. Bhd		1,391,400	715,380
IOI Corp. Bhd		940,900	982,031
IOI Properties Group Bhd		17,075	4,244
Kuala Lumpur Kepong Bhd		211,500	1,096,598
Malayan Banking Bhd		1,972,287	4,055,875
Malaysia Airports Holdings Bhd		524,906	993,487
Maxis Bhd		1,181,400	1,521,214
MISC Bhd		551,400	1,098,278
Nestle (Malaysia) BHD		34,000	1,176,671
Petronas Chemicals Group Bhd		1,242,800	2,220,405
Petronas Dagangan Bhd		127,000	715,672
Petronas Gas Bhd		308,900	1,230,433
PPB Group Bhd		277,420	1,200,144
Press Metal Bhd		753,700	857,551
Public Bank Bhd		1,609,600	7,811,965
QL Resources Bhd		300,100	521,874
RHB Capital Bhd		852,389	1,172,547
RHB Capital Bhd (a)(d)		99,132	0
Sime Darby Bhd		1,398,549	758,309
Sime Darby Plantation Bhd		1,042,849	1,222,960
Sime Darby Property Bhd		1,076,349	186,632
SP Setia Bhd		719,353	208,072
Telekom Malaysia Bhd		545,480	490,189
Tenaga Nasional Bhd		1,615,100	5,348,805
Top Glove Corp. Bhd		808,800	841,448
Westports Holdings Bhd		469,600	480,399
YTL Corp. Bhd		1,236,443	257,099

TOTAL MALAYSIA			56,028,678

Mexico - 2.4%
Alfa SA de CV Series A		1,581,800	1,371,581
Alsea S.A.B. de CV (a)		271,700	724,853
America Movil S.A.B. de CV Series L		17,273,300	13,684,667
CEMEX S.A.B. de CV unit		7,824,218	2,940,717
Coca-Cola FEMSA S.A.B. de CV unit		276,400	1,518,896
El Puerto de Liverpool S.A.B. Dcv Class C		97,840	498,546
Embotelladoras Arca S.A.B. de CV		229,500	1,282,165
Fibra Uno Administracion SA de CV		1,613,100	2,450,278
Fomento Economico Mexicano S.A.B. de CV unit		999,300	8,867,544
Gruma S.A.B. de CV Series B		103,445	1,085,456
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		184,400	1,933,293
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		106,405	1,744,828
Grupo Bimbo S.A.B. de CV Series A		836,500	1,554,155
Grupo Carso SA de CV Series A1		227,900	762,964
Grupo Financiero Banorte S.A.B. de CV Series O		1,333,400	7,278,195
Grupo Financiero Inbursa S.A.B. de CV Series O		1,187,800	1,475,758
Grupo Mexico SA de CV Series B		1,808,807	4,764,497
Grupo Televisa SA de CV		1,239,600	2,737,411
Industrias Penoles SA de CV		69,700	836,407
Infraestructura Energetica Nova S.A.B. de CV		269,900	1,193,024
Kimberly-Clark de Mexico SA de CV Series A		786,700	1,586,364
Megacable Holdings S.A.B. de CV unit		152,800	627,754
Mexichem S.A.B. de CV		527,255	1,137,751
Promotora y Operadora de Infraestructura S.A.B. de CV		118,445	1,095,631
Wal-Mart de Mexico SA de CV Series V		2,691,100	8,076,168

TOTAL MEXICO			71,228,903

Netherlands - 0.1%
X5 Retail Group NV:
GDR		58,563	1,960,852
GDR (Reg. S)		4,732	158,333

TOTAL NETHERLANDS			2,119,185

Pakistan - 0.0%
Habib Bank Ltd.		266,400	219,131
MCB Bank Ltd.		190,700	211,860
Oil & Gas Development Co. Ltd.		296,600	245,536

TOTAL PAKISTAN			676,527

Peru - 0.1%
Compania de Minas Buenaventura SA		6,329	96,694
Compania de Minas Buenaventura SA sponsored ADR		102,631	1,574,360

TOTAL PERU			1,671,054

Philippines - 1.1%
Aboitiz Equity Ventures, Inc.		1,009,170	1,110,067
Aboitiz Power Corp.		760,600	598,295
Alliance Global Group, Inc.		2,032,400	458,948
Altus San Nicolas Corp. (d)		18,209	1,858
Ayala Corp.		145,455	2,461,038
Ayala Land, Inc.		3,783,040	3,612,688
Bank of the Philippine Islands (BPI)		471,577	900,318
BDO Unibank, Inc.		1,013,756	3,090,340
DMCI Holdings, Inc.		2,200,250	355,232
Globe Telecom, Inc.		16,600	593,881
GT Capital Holdings, Inc.		48,084	845,805
International Container Terminal Services, Inc.		503,690	1,176,702
JG Summit Holdings, Inc.		1,483,460	2,225,037
Jollibee Food Corp.		225,230	1,028,443
Manila Electric Co.		113,430	755,984
Megaworld Corp.		5,705,800	542,359
Metro Pacific Investments Corp.		7,362,500	695,127
Metropolitan Bank & Trust Co.		927,757	1,234,189
Philippine Long Distance Telephone Co.		45,380	975,881
Robinsons Land Corp.		956,651	479,123
Security Bank Corp.		113,760	446,039
SM Investments Corp.		126,270	2,558,035
SM Prime Holdings, Inc.		5,182,400	3,976,356
Universal Robina Corp.		456,620	1,355,600

TOTAL PHILIPPINES			31,477,345

Poland - 1.0%
Alior Bank SA (a)		48,061	339,137
Bank Millennium SA (a)		298,689	480,401
Bank Polska Kasa Opieki SA		88,450	2,495,625
Bank Zachodni WBK SA		18,391	1,507,613
BRE Bank SA (a)		7,788	778,260
CD Projekt RED SA		34,929	2,304,739
Cyfrowy Polsat SA		135,057	979,173
Dino Polska SA (a)(c)		25,430	991,734
Grupa Lotos SA		47,716	1,191,448
Jastrzebska Spolka Weglowa SA		23,735	120,270
KGHM Polska Miedz SA (Bearer) (a)		71,945	1,574,989
LPP SA		677	1,445,025
NG2 SA		14,666	428,389
Polish Oil & Gas Co. SA		883,594	1,087,885
Polska Grupa Energetyczna SA (a)		445,789	955,600
Polski Koncern Naftowy Orlen SA		152,612	4,170,152
Powszechna Kasa Oszczednosci Bank SA		446,641	4,456,298
Powszechny Zaklad Ubezpieczen SA		309,441	2,992,644
Telekomunikacja Polska SA (a)		324,404	530,675

TOTAL POLAND			28,830,057

Qatar - 0.9%
Barwa Real Estate Co. (a)		927,790	871,475
Industries Qatar QSC (a)		944,407	2,726,097
Masraf al Rayan (a)		1,876,552	1,932,730
Mesaieed Petrochemical Holding Co. (a)		2,263,923	1,554,465
Qatar Electricity & Water Co. (a)		267,513	1,160,864
Qatar Fuel Co. (a)		250,918	1,523,012
Qatar Insurance Co. SAQ (a)		791,080	667,019
Qatar Islamic Bank (a)		595,515	2,489,354
Qatar National Bank SAQ (a)		2,319,895	12,233,448
Qatar Telecom (Qtel) Q.S.C. (a)		429,610	861,344
The Commercial Bank of Qatar (a)		992,278	1,171,875

TOTAL QATAR			27,191,683

Russia - 3.8%
Alrosa Co. Ltd.		1,322,383	1,536,602
Gazprom OAO		3,309,366	13,424,964
Gazprom OAO sponsored ADR (Reg. S)		1,093,992	8,756,312
Inter Rao Ues JSC		18,415,744	1,240,688
Lukoil PJSC		158,438	14,636,946
Lukoil PJSC sponsored ADR		43,675	4,016,353
Magnit OJSC GDR (Reg. S)		182,540	2,073,654
Magnitogorsk Iron & Steel Works PJSC		1,120,800	638,509
MMC Norilsk Nickel PJSC		22,712	6,335,877
MMC Norilsk Nickel PJSC sponsored ADR		99,181	2,747,314
Mobile TeleSystems OJSC sponsored ADR		258,629	2,314,730
Moscow Exchange MICEX-RTS OAO (a)		691,111	1,024,231
NOVATEK OAO GDR (Reg. S)		46,744	10,003,216
Novolipetsk Steel OJSC		556,742	1,085,657
Novolipetsk Steel OJSC GDR (Reg. S)		8,163	159,668
PhosAgro OJSC GDR (Reg. S)		60,160	756,813
Polyus PJSC		12,726	1,482,327
Polyus PJSC unit		2,433	143,182
Rosneft Oil Co. OJSC		399,914	2,656,842
Rosneft Oil Co. OJSC GDR (Reg. S)		191,497	1,268,093
RusHydro PJSC		325,695	2,589
Sberbank of Russia		5,322,026	19,504,752
Sberbank of Russia sponsored ADR		53,321	783,819
Severstal PAO		69,768	959,871
Severstal PAO GDR (Reg. S)		37,022	505,721
Surgutneftegas OJSC		2,418,849	1,622,059
Surgutneftegas OJSC sponsored ADR		92,857	612,856
Tatneft PAO		518,384	6,048,655
Tatneft PAO sponsored ADR		44,293	3,100,510
VTB Bank OJSC		1,422,625,800	955,997
VTB Bank OJSC sponsored GDR (Reg. S)		100,871	134,058

TOTAL RUSSIA			110,532,865

Saudi Arabia - 2.3%
Advanced Polypropylene Co.		57,490	712,819
Al Rajhi Bank		628,034	10,114,725
Alinma Bank		375,071	2,096,229
Almarai Co. Ltd.		125,017	1,663,426
Bank Al-Jazira		214,006	744,111
Bank Albilad		186,887	1,235,847
Banque Saudi Fransi		281,082	2,525,788
Bupa Arabia for Cooperative Insurance Co.		14,092	403,563
Dar Al Arkan Real Estate Development Co. (a)		277,163	889,807
Emaar The Economic City (a)		187,696	468,952
Etihad Etisalat Co. (a)		189,110	1,132,552
Jarir Marketing Co.		30,435	1,285,472
National Commercial Bank		615,785	7,142,535
National Industrialization Co. (a)		163,211	531,808
Rabigh Refining & Petrochemical Co. (a)		106,454	570,548
Riyad Bank		611,576	3,620,240
SABIC		385,210	9,008,057
Sahara International Petrochemical Co.		189,643	831,328
Samba Financial Group		505,986	3,737,251
Saudi Airlines Catering Co.		19,275	444,574
Saudi Arabian Fertilizers Co.		85,057	1,771,312
Saudi Arabian Mining Co. (a)		212,041	2,397,285
Saudi Cement Co.		39,733	726,791
Saudi Electricity Co.		430,215	2,383,774
Saudi Industrial Investment Group		106,912	600,940
Saudi Kayan Petrochemical Co. (a)		362,377	987,519
Saudi Telecom Co.		205,566	5,251,106
The Co. for Cooperative Insurance (a)		32,089	603,225
The Saudi British Bank		186,472	1,620,934
The Savola Group (a)		139,690	1,150,954
Yanbu National Petrochemical Co.		113,342	1,505,061

TOTAL SAUDI ARABIA			68,158,533

Singapore - 0.0%
BOC Aviation Ltd. Class A (c)		93,700	880,302
South Africa - 4.4%
Anglo American Platinum Ltd.		27,732	2,069,609
AngloGold Ashanti Ltd.		213,009	4,711,399
Aspen Pharmacare Holdings Ltd.		193,841	1,353,378
Barclays Africa Group Ltd.		372,926	3,822,427
Bidcorp Ltd.		172,682	4,028,466
Bidvest Group Ltd.		150,860	2,057,259
Capitec Bank Holdings Ltd.		23,566	2,141,269
Clicks Group Ltd.		135,118	2,197,763
Discovery Ltd.		198,498	1,579,787
Exxaro Resources Ltd.		125,574	1,024,753
FirstRand Ltd.		1,723,792	7,449,364
Fortress (REIT) Ltd.:
Class A		525,171	730,210
Class B		138,637	82,482
Foschini Ltd.		124,132	1,429,401
Gold Fields Ltd.		426,417	2,648,213
Growthpoint Properties Ltd.		1,554,197	2,274,134
Hyprop Investments Ltd.		134	523
Investec Ltd.		141,262	803,232
Kumba Iron Ore Ltd.		32,505	791,581
Liberty Holdings Ltd.		67,092	516,693
Life Healthcare Group Holdings Ltd.		723,133	1,141,852
MMI Holdings Ltd.		448,236	599,210
Mr Price Group Ltd.		129,708	1,371,718
MTN Group Ltd.		863,301	5,347,033
MultiChoice Group Ltd. (a)		228,637	1,906,960
Naspers Ltd. Class N		225,188	31,866,043
Nedbank Group Ltd.		192,499	2,919,620
Netcare Ltd.		579,330	655,990
Old Mutual Ltd.		2,477,983	3,222,419
Pick 'n Pay Stores Ltd.		186,728	816,831
PSG Group Ltd.		75,252	1,176,054
Rand Merchant Insurance Holdings Ltd.		381,135	753,164
Redefine Properties Ltd.		2,736,057	1,365,267
Remgro Ltd.		278,894	3,198,039
Resilient Property Income Fund Ltd.		61	272
RMB Holdings Ltd.		398,480	2,095,709
Sanlam Ltd.		956,923	5,039,037
Sappi Ltd.		260,070	667,795
Sasol Ltd.		289,469	5,247,692
Shoprite Holdings Ltd.		245,093	2,196,356
Spar Group Ltd.		102,102	1,371,878
Standard Bank Group Ltd.		665,855	7,644,080
Telkom SA Ltd.		149,302	683,150
Tiger Brands Ltd.		79,882	1,134,541
Truworths International Ltd.		219,658	778,735
Vodacom Group Ltd.		330,287	2,881,992
Woolworths Holdings Ltd.		507,722	1,931,699

TOTAL SOUTH AFRICA			129,725,079

Taiwan - 11.4%
Acer, Inc.		1,495,994	873,129
Advantech Co. Ltd.		181,459	1,793,884
ASE Technology Holding Co. Ltd.		1,762,927	4,565,173
Asia Cement Corp.		1,107,153	1,562,822
ASUSTeK Computer, Inc.		366,000	2,478,163
AU Optronics Corp.		4,559,000	1,160,173
Catcher Technology Co. Ltd.		338,000	2,859,335
Cathay Financial Holding Co. Ltd.		3,965,641	5,240,191
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)		131,191	22,799
Chang Hwa Commercial Bank		2,759,913	2,149,254
Cheng Shin Rubber Industry Co. Ltd.		1,014,937	1,592,391
Chicony Electronics Co. Ltd.		299,766	930,810
China Airlines Ltd.		1,202,043	357,089
China Development Finance Holding Corp.		6,320,800	1,968,903
China Life Insurance Co. Ltd. (a)		1,314,278	1,081,657
China Steel Corp.		6,088,204	4,681,238
Chinatrust Financial Holding Co. Ltd.		9,491,826	6,598,030
Chunghwa Telecom Co. Ltd.		1,943,000	7,135,419
Compal Electronics, Inc.		2,082,000	1,242,455
Delta Electronics, Inc.		995,381	4,373,436
E.SUN Financial Holdings Co. Ltd.		5,352,278	4,834,916
ECLAT Textile Co. Ltd.		96,613	1,297,233
EVA Airways Corp.		1,052,850	491,938
Evergreen Marine Corp. (Taiwan) (a)		1,224,775	501,990
Far Eastern Textile Ltd.		1,701,705	1,651,599
Far EasTone Telecommunications Co. Ltd.		812,000	1,943,603
Feng Tay Enterprise Co. Ltd.		166,072	1,121,740
First Financial Holding Co. Ltd.		5,073,617	3,718,124
Formosa Chemicals & Fibre Corp.		1,789,760	5,199,447
Formosa Petrochemical Corp.		645,000	2,049,331
Formosa Plastics Corp.		2,300,520	7,377,233
Formosa Taffeta Co. Ltd.		411,000	466,954
Foxconn Technology Co. Ltd.		517,587	1,106,521
Fubon Financial Holding Co. Ltd.		3,367,334	4,918,838
Giant Manufacturing Co. Ltd.		157,000	1,163,421
GlobalWafers Co. Ltd.		110,000	1,316,480
Highwealth Construction Corp.		375,000	574,833
HIWIN Technologies Corp.		124,857	1,070,565
Hon Hai Precision Industry Co. Ltd. (Foxconn)		6,417,869	16,961,120
Hotai Motor Co. Ltd.		154,000	2,716,637
Hua Nan Financial Holdings Co. Ltd.		4,019,082	2,886,022
Innolux Corp.		4,295,347	953,489
Inventec Corp.		1,326,865	961,496
Largan Precision Co. Ltd.		52,000	7,621,483
Lite-On Technology Corp.		1,100,279	1,811,070
MediaTek, Inc.		774,292	10,358,421
Mega Financial Holding Co. Ltd.		5,526,413	5,418,052
Micro-Star International Co. Ltd.		352,000	1,038,757
Nan Ya Plastics Corp.		2,654,860	6,267,621
Nanya Technology Corp.		615,000	1,411,568
Nien Made Enterprise Co. Ltd.		86,000	779,690
Novatek Microelectronics Corp.		300,000	1,927,995
Pegatron Corp.		985,000	1,915,224
Phison Electronics Corp.		79,000	718,818
Pou Chen Corp.		1,115,000	1,489,811
Powertech Technology, Inc.		379,000	1,192,996
President Chain Store Corp.		296,000	2,950,489
Quanta Computer, Inc.		1,400,000	2,685,422
Realtek Semiconductor Corp.		249,401	1,852,231
Ruentex Development Co. Ltd.		297,480	453,565
Ruentex Industries Ltd.		187,200	449,309
Shin Kong Financial Holding Co. Ltd.		5,350,513	1,687,715
Sinopac Holdings Co.		5,539,591	2,270,473
Standard Foods Corp.		209,812	422,403
Synnex Technology International Corp.		687,500	819,418
TaiMed Biologics, Inc. (a)		96,000	420,224
Taishin Financial Holdings Co. Ltd.		4,912,162	2,279,071
Taiwan Business Bank		2,695,109	1,135,555
Taiwan Cement Corp.		2,545,667	3,376,360
Taiwan Cooperative Financial Holding Co. Ltd.		4,587,362	3,151,198
Taiwan High Speed Rail Corp.		1,010,000	1,193,865
Taiwan Mobile Co. Ltd.		820,900	3,055,025
Taiwan Semiconductor Manufacturing Co. Ltd.		12,635,000	123,587,075
Tatung Co. Ltd. (a)		954,000	572,438
The Shanghai Commercial & Savings Bank Ltd.		1,823,246	3,138,580
Unified-President Enterprises Corp.		2,483,983	6,124,845
United Microelectronics Corp.		5,940,000	2,730,333
Vanguard International Semiconductor Corp.		474,000	1,013,339
Walsin Technology Corp.		165,000	992,770
Win Semiconductors Corp.		175,000	1,824,710
Winbond Electronics Corp.		1,532,000	861,493
Wistron Corp.		1,477,008	1,353,609
WPG Holding Co. Ltd.		754,200	954,558
Yageo Corp.		130,085	1,339,324
Yuanta Financial Holding Co. Ltd.		5,110,952	3,192,460

TOTAL TAIWAN			335,789,244

Thailand - 2.7%
Advanced Info Service PCL		11,700	88,771
Advanced Info Service PCL (For. Reg.)		596,600	4,526,576
Airports of Thailand PCL		20,700	53,642
Airports of Thailand PCL (For. Reg.)		2,192,300	5,681,120
Bangkok Bank PCL (For. Reg.)		240,300	1,388,541
Bangkok Dusit Medical Services PCL		392,800	312,311
Bangkok Dusit Medical Services PCL (For. Reg.)		4,429,800	3,522,087
Bangkok Expressway and Metro PCL		3,797,700	1,358,581
Banpu PCL (For. Reg.)		2,229,500	856,779
Berli Jucker PCL (For. Reg)		675,900	1,091,574
BTS Group Holdings PCL		3,295,800	1,457,008
Bumrungrad Hospital PCL (For. Reg.)		199,900	797,965
C.P. ALL PCL		72,400	187,166
C.P. ALL PCL (For. Reg.)		2,956,300	7,642,541
Central Pattana PCL		100,200	212,450
Central Pattana PCL (For. Reg.)		1,189,800	2,522,679
Charoen Pokphand Foods PCL		82,700	69,194
Charoen Pokphand Foods PCL (For. Reg.)		1,875,320	1,569,053
Electricity Generating PCL (For. Reg.)		144,100	1,656,366
Energy Absolute PCL		848,700	1,152,601
Gulf Energy Development PCL		278,900	1,498,332
Home Product Center PCL		116,600	66,415
Home Product Center PCL (For. Reg.)		2,877,906	1,639,247
Indorama Ventures PCL (For. Reg.)		1,016,200	943,041
Intouch Holdings PCL		46,400	101,438
Intouch Holdings PCL (For. Reg.)		1,148,000	2,509,706
IRPC PCL (For. Reg.)		5,390,100	607,048
Kasikornbank PCL		313,600	1,443,257
Kasikornbank PCL (For. Reg.)		716,600	3,309,817
Krung Thai Bank PCL		145,000	79,728
Krung Thai Bank PCL (For. Reg.)		1,633,370	898,110
Land & House PCL (For. Reg.)		3,952,000	1,269,948
Minor International PCL:
warrants 9/30/21 (a)		54,189	5,435
(For. Reg.)		1,386,380	1,653,328
Muangthai Leasing PCL		315,700	648,683
PTT Exploration and Production PCL		56,000	223,449
PTT Exploration and Production PCL (For. Reg.)		646,339	2,578,997
PTT Global Chemical PCL (For. Reg.)		1,160,639	1,960,843
PTT PCL (For. Reg.)		5,933,800	8,893,277
Ratchaburi Electric Generating Holding PCL (For. Reg.)		405,100	986,956
Robinsons Department Store PCL (For. Reg.)		240,200	519,183
Siam Cement PCL (For. Reg.)		384,750	4,679,561
Siam Commercial Bank PCL		18,800	69,690
Siam Commercial Bank PCL (For. Reg.)		416,500	1,543,934
Thai Oil PCL		43,200	98,009
Thai Oil PCL (For. Reg.)		513,700	1,165,444
Thai Union Frozen Products PCL		116,700	56,441
Thai Union Frozen Products PCL (For. Reg.)		1,597,320	772,532
TMB Bank PCL		3,964,900	189,027
TMB Bank PCL:
(For. Reg.)		5,872,600	279,977
rights (a)		4,065,396	5,386
Total Access Communication PCL (For. Reg.)		416,800	855,668
True Corp. PCL (For. Reg.)		6,138,919	1,017,015

TOTAL THAILAND			78,715,927

Turkey - 0.5%
Akbank TAS (a)		1,460,368	1,765,034
Anadolu Efes Biracilik Ve Malt Sanayii A/S		111,985	376,662
Arcelik A/S (a)		92,672	287,227
Aselsan A/S		185,873	596,575
Bim Birlesik Magazalar A/S JSC		217,615	1,801,135
Eregli Demir ve Celik Fabrikalari T.A.S.		763,635	873,527
Ford Otomotiv Sanayi A/S		30,812	347,610
Haci Omer Sabanci Holding A/S		504,056	729,117
Koc Holding A/S		376,537	1,233,554
TAV Havalimanlari Holding A/S		79,468	362,504
Tupras Turkiye Petrol Rafinerileri A/S		67,160	1,462,490
Turk Hava Yollari AO (a)		249,617	508,206
Turk Sise ve Cam Fabrikalari A/S		294,577	224,130
Turkcell Iletisim Hizmet A/S		539,754	1,186,708
Turkiye Garanti Bankasi A/S (a)		1,186,792	1,909,744
Turkiye Is Bankasi A/S Series C (a)		801,905	813,512

TOTAL TURKEY			14,477,735

United Arab Emirates - 0.7%
Abu Dhabi Commercial Bank PJSC		1,424,935	3,026,205
Aldar Properties PJSC (a)		1,977,019	1,264,991
Damac Properties Dubai Co. PJSC (a)		50,840	11,918
DP World Ltd.		86,654	1,151,632
Dubai Islamic Bank Pakistan Ltd. (a)		866,979	1,248,742
Emaar Development PJSC (a)		409,358	451,406
Emaar Malls Group PJSC (a)		1,341,152	712,068
Emaar Properties PJSC		1,843,146	2,142,872
Emirates Telecommunications Corp.		902,098	4,067,454
National Bank of Abu Dhabi PJSC		1,397,446	5,791,063

TOTAL UNITED ARAB EMIRATES			19,868,351

United States of America - 0.3%
Southern Copper Corp.		45,255	1,610,173
Yum China Holdings, Inc.		184,852	7,856,210

TOTAL UNITED STATES OF AMERICA			9,466,383

US Virgin Islands - 0.0%
Xinyi Energy Holdings Ltd.		128,356	32,854
TOTAL COMMON STOCKS
(Cost $2,581,396,936)			2,751,792,336

Nonconvertible Preferred Stocks - 3.5%
Brazil - 2.6%
Banco Bradesco SA (PN)		2,033,575	17,833,396
Braskem SA (PN-A) (a)		93,000	642,339
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)		115,800	1,183,554
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)		80,200	1,659,593
Companhia Energetica de Minas Gerais (CEMIG) (PN)		488,033	1,661,052
Gerdau SA		572,400	1,916,801
Itau Unibanco Holding SA		2,486,031	22,458,273
Itausa-Investimentos Itau SA (PN)		2,246,428	7,679,473
Lojas Americanas SA (PN)		382,484	1,906,459
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		2,193,000	16,617,696
Telefonica Brasil SA		228,500	3,024,256

TOTAL BRAZIL			76,582,892

Chile - 0.1%
Embotelladora Andina SA Class B		202,505	584,359
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		51,924	1,379,319

TOTAL CHILE			1,963,678

Colombia - 0.1%
Bancolombia SA (PN)		174,661	2,279,894
Grupo Aval Acciones y Valores SA		2,017,799	826,820
Grupo de Inversiones Suramerica SA		58,369	534,992

TOTAL COLOMBIA			3,641,706

Korea (South) - 0.6%
AMOREPACIFIC Corp.		5,334	438,920
Hyundai Motor Co.		11,763	733,749
Hyundai Motor Co. Series 2		18,848	1,277,159
LG Chemical Ltd.		4,171	613,021
LG Household & Health Care Ltd.		1,098	693,351
Samsung Electronics Co. Ltd.		439,949	15,431,992

TOTAL KOREA (SOUTH)			19,188,192

Russia - 0.1%
AK Transneft OAO		238	617,989
Surgutneftegas OJSC		3,939,940	2,318,162

TOTAL RUSSIA			2,936,151

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $92,713,639)			104,312,619
		Principal Amount(e)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22	INR	27,102	119
NTPC Ltd. 8.49% 3/25/25	INR	264,162	50,056
TOTAL NONCONVERTIBLE BONDS
(Cost $53,029)			50,175

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20(f)
(Cost $2,787,073)		2,800,000	2,789,178
		Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund 1.83% (g)		71,657,364	71,671,695
Fidelity Securities Lending Cash Central Fund 1.84% (g)(h)		22,141,258	22,143,472
TOTAL MONEY MARKET FUNDS
(Cost $93,814,755)			93,815,167
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $2,770,765,432)			2,952,759,475
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(14,738,287)
NET ASSETS - 100%			$2,938,021,188

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,555	Dec. 2019	$80,968,850	$2,097,586	$2,097,586

The notional amount of futures purchased as a percentage of Net Assets is 2.8%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $47,951,111 or 1.6% of net assets.

 (d) Level 3 security

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,789,178.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,320,490
Fidelity Securities Lending Cash Central Fund	282,604
Total	$2,603,094

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$316,205,124	$124,402,964	$191,802,160	$--
Consumer Discretionary	379,703,323	266,048,879	113,653,059	1,385
Consumer Staples	191,747,425	102,540,469	89,183,158	23,798
Energy	224,751,008	99,659,232	125,091,776	--
Financials	704,723,388	339,733,049	364,464,583	525,756
Health Care	79,852,342	25,954,170	53,898,172	--
Industrials	151,735,207	71,347,389	80,387,818	--
Information Technology	440,916,290	234,892,773	206,021,487	2,030
Materials	204,508,488	130,933,810	73,546,607	28,071
Real Estate	82,171,064	19,022,922	63,146,284	1,858
Utilities	79,791,296	28,154,615	51,636,681	--
Corporate Bonds	50,175	--	50,175	--
Government Obligations	2,789,178	--	2,789,178	--
Money Market Funds	93,815,167	93,815,167	--	--
Total Investments in Securities:	$2,952,759,475	$1,536,505,439	$1,415,671,138	$582,898
Derivative Instruments:
Assets
Futures Contracts	$2,097,586	$2,097,586	$--	$--
Total Assets	$2,097,586	$2,097,586	$--	$--
Total Derivative Instruments:	$2,097,586	$2,097,586	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,097,586	$0
Total Equity Risk	2,097,586	0
Total Value of Derivatives	$2,097,586	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $21,299,456) — See accompanying schedule: Unaffiliated issuers (cost $2,676,950,677)	$2,858,944,308
Fidelity Central Funds (cost $93,814,755)	93,815,167
Total Investment in Securities (cost $2,770,765,432)		$2,952,759,475
Segregated cash with brokers for derivative instruments		1,316,166
Cash		68,927
Foreign currency held at value (cost $4,854,399)		4,874,861
Receivable for fund shares sold		3,635,397
Dividends receivable		2,612,464
Interest receivable		196
Distributions receivable from Fidelity Central Funds		136,731
Other receivables		3,641
Total assets		2,965,407,858
Liabilities
Payable for investments purchased	$55,174
Payable for fund shares redeemed	3,240,970
Accrued management fee	177,920
Payable for daily variation margin on futures contracts	619,504
Other payables and accrued expenses	1,152,363
Collateral on securities loaned	22,140,739
Total liabilities		27,386,670
Net Assets		$2,938,021,188
Net Assets consist of:
Paid in capital		$2,800,336,121
Total accumulated earnings (loss)		137,685,067
Net Assets		$2,938,021,188
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($2,938,021,188 ÷ 280,271,038 shares)		$10.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$70,492,437
Non-Cash dividends		18,064,088
Interest		128,097
Income from Fidelity Central Funds (including $282,604 from security lending)		2,603,094
Income before foreign taxes withheld		91,287,716
Less foreign taxes withheld		(8,460,927)
Total income		82,826,789
Expenses
Management fee	$1,811,719
Independent trustees' fees and expenses	9,323
Commitment fees	5,951
Total expenses before reductions	1,826,993
Expense reductions	(23,293)
Total expenses after reductions		1,803,700
Net investment income (loss)		81,023,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $161)	(21,648,806)
Fidelity Central Funds	(732)
Foreign currency transactions	(883,785)
Futures contracts	(7,928,973)
Total net realized gain (loss)		(30,462,296)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $503,572)	157,960,289
Fidelity Central Funds	412
Assets and liabilities in foreign currencies	105,587
Futures contracts	8,331,806
Total change in net unrealized appreciation (depreciation)		166,398,094
Net gain (loss)		135,935,798
Net increase (decrease) in net assets resulting from operations		$216,958,887

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,023,089	$38,611,827
Net realized gain (loss)	(30,462,296)	(15,520,773)
Change in net unrealized appreciation (depreciation)	166,398,094	(249,379,729)
Net increase (decrease) in net assets resulting from operations	216,958,887	(226,288,675)
Distributions to shareholders	(37,459,724)	(26,736,653)
Share transactions - net increase (decrease)	1,148,807,753	470,526,076
Redemption fees	–	26,623
Total increase (decrease) in net assets	1,328,306,916	217,527,371
Net Assets
Beginning of period	1,609,714,272	1,392,186,901
End of period	$2,938,021,188	$1,609,714,272

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Index Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.62	$11.23	$9.04	$8.43	$10.18
Income from Investment Operations
Net investment income (loss)A	.35B	.27	.24	.19	.26
Net realized and unrealized gain (loss)	.72	(1.66)	2.09	.61	(1.82)
Total from investment operations	1.07	(1.39)	2.33	.80	(1.56)
Distributions from net investment income	(.21)	(.20)	(.14)	(.19)	(.19)
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.21)	(.22)C	(.14)	(.19)	(.19)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$10.48	$9.62	$11.23	$9.04	$8.43
Total ReturnE	11.33%	(12.65)%	26.29%	9.98%	(15.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.08%	.08%	.09%	.19%	.25%
Expenses net of fee waivers, if any	.08%	.08%	.09%	.10%	.10%
Expenses net of all reductions	.08%	.08%	.09%	.10%	.10%
Net investment income (loss)	3.40%B	2.46%	2.36%	2.26%	2.76%
Supplemental Data
Net assets, end of period (000 omitted)	$2,938,021	$593,466	$192,681	$269	$243
Portfolio turnover rateH	3%	4%	4%	25%	1%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.66%.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.201 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Global ex U.S. Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global ex U.S. Index Fund	11.28%	3.73%	5.40%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global ex U.S. Index Fund on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$15,353	Fidelity® Global ex U.S. Index Fund
$15,565	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® Global ex U.S. Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 11.28%, compared with an increase of 11.47% for the benchmark MSCI ACWI (All Country World Index) ex USA Index. (Note: The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Individually, Nestle (+29%) contributed meaningfully to the fund's performance this period, as the Swiss packaged-foods giant reported favorable sales growth. Semiconductor foundry Taiwan Semiconductor Manufacturing (+34%) also performed well, reflecting the firm's better-than-expected quarterly financial results. Chinese e-commerce company Alibaba Group Holding (+24%) announced strong quarterly earnings. Healthy sales lifted LVMH Moet Hennessy Louis Vuitton (+42%), a French luxury goods conglomerate, while Dutch semiconductor equipment supplier ASML Holding (+55%) reported higher third-quarter revenue. French pharmaceutical manufacturer Roche Holdings (+27%) and Chinese internet gaming company Tencent Holdings (+20%) also boosted the fund's performance. In contrast, China-based Baidu (-46%) struggled, as the company anticipated continued challenges for its core online search-advertising business. British American Tobacco (-13%) struggled, partly reflecting investors' concern about weakness in tobacco companies' core cigarette business. Brazilian mining firm Vale (-23%) saw its shares plunge in January, as a dam collapsed at one of its mines, resulting in several casualties and significant financial losses. Israeli drug maker Teva Pharmaceutical Industries (-59%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Fidelity® Global ex U.S. Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
Novartis AG (Switzerland, Pharmaceuticals)	0.9
Toyota Motor Corp. (Japan, Automobiles)	0.7
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	0.7
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	0.6
9.7

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	22.5
Industrials	10.7
Consumer Discretionary	11.3
Consumer Staples	9.4
Information Technology	9.0
Health Care	8.3
Materials	6.8
Communication Services	6.3
Energy	6.6
Utilities	3.2

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	16.1%
United Kingdom	10.1%
France	6.8%
Canada	6.8%
Switzerland	6.1%
Germany	5.7%
Cayman Islands	4.6%
Australia	4.4%
Netherlands	3.3%
Other*	36.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Fidelity® Global ex U.S. Index Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.8%
		Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR		10,550	$241,595
BBVA Banco Frances SA sponsored ADR		17,602	61,607
Grupo Financiero Galicia SA sponsored ADR		24,086	278,434
Pampa Holding SA sponsored ADR (a)(b)		14,811	230,607
Telecom Argentina SA Class B sponsored ADR		18,972	170,748
Transportadora de Gas del Sur SA Class B sponsored ADR		16,740	126,554
YPF SA Class D sponsored ADR		45,420	425,131

TOTAL ARGENTINA			1,534,676

Australia - 4.4%
AGL Energy Ltd.		156,633	2,138,137
Alumina Ltd.		653,770	1,020,608
AMP Ltd.		852,724	1,077,452
APA Group unit		300,127	2,410,697
Aristocrat Leisure Ltd.		141,887	3,093,852
ASX Ltd.		48,832	2,771,795
Aurizon Holdings Ltd.		459,764	1,870,430
Australia & New Zealand Banking Group Ltd.		688,904	12,660,071
Bank of Queensland Ltd.		89,934	561,283
Bendigo & Adelaide Bank Ltd.		108,779	798,341
BHP Billiton Ltd.		740,214	18,144,465
BlueScope Steel Ltd.		127,911	1,170,921
Boral Ltd.		280,965	975,487
Brambles Ltd.		394,183	3,258,731
Caltex Australia Ltd.		57,416	1,079,341
Challenger Ltd.		122,795	673,495
Cimic Group Ltd.		20,697	471,662
Coca-Cola Amatil Ltd.		113,604	797,233
Cochlear Ltd.		14,469	2,110,884
Coles Group Ltd.		281,370	2,911,862
Commonwealth Bank of Australia		430,897	23,363,284
Computershare Ltd.		115,078	1,256,130
Crown Ltd.		77,285	663,926
CSL Ltd.		110,660	19,515,590
DEXUS Property Group unit		272,371	2,246,099
Flight Centre Travel Group Ltd.		13,449	395,087
Fortescue Metals Group Ltd.		332,173	2,033,107
Goodman Group unit		400,725	3,978,905
Harvey Norman Holdings Ltd.		132,464	373,750
Incitec Pivot Ltd.		359,499	855,406
Insurance Australia Group Ltd.		570,964	3,128,353
Lendlease Group unit		134,123	1,733,636
Macquarie Group Ltd.		79,309	7,323,190
Magellan Financial Group Ltd.		30,987	1,027,775
Medibank Private Ltd.		657,675	1,532,859
Mirvac Group unit		1,015,680	2,250,624
National Australia Bank Ltd.		681,496	13,377,188
Newcrest Mining Ltd.		184,477	4,026,826
Orica Ltd.		97,680	1,543,706
Origin Energy Ltd.		459,939	2,493,541
QBE Insurance Group Ltd.		327,765	2,851,682
Ramsay Health Care Ltd.		36,241	1,712,411
realestate.com.au Ltd.		11,315	849,184
Rio Tinto Ltd.		91,331	5,711,204
Santos Ltd.		419,949	2,348,992
Scentre Group unit		1,329,380	3,512,416
SEEK Ltd.		85,423	1,336,873
Sonic Healthcare Ltd.		113,968	2,244,600
South32 Ltd.		1,242,079	2,173,553
SP AusNet		417,985	533,921
Stockland Corp. Ltd. unit		566,189	1,911,438
Suncorp Group Ltd.		311,316	2,890,415
Sydney Airport unit		253,794	1,537,090
Tabcorp Holdings Ltd.		454,420	1,505,788
Telstra Corp. Ltd.		981,903	2,364,861
The GPT Group unit		463,780	1,903,693
TPG Telecom Ltd.		78,175	352,348
Transurban Group unit		644,182	6,597,678
Treasury Wine Estates Ltd.		180,628	2,189,780
Vicinity Centres unit		825,637	1,519,770
Washington H. Soul Pattinson & Co. Ltd.		24,161	361,164
Wesfarmers Ltd.		274,786	7,549,723
Westpac Banking Corp.		846,413	16,433,531
Woodside Petroleum Ltd.		228,072	5,054,866
Woolworths Group Ltd.		307,743	7,935,506
WorleyParsons Ltd.		88,042	826,383

TOTAL AUSTRALIA			237,324,599

Austria - 0.1%
Andritz AG		16,464	739,633
Erste Group Bank AG		74,370	2,626,864
OMV AG		35,041	2,044,730
Raiffeisen International Bank-Holding AG		35,674	877,308
Verbund AG		15,240	824,363
Voestalpine AG		25,461	637,505

TOTAL AUSTRIA			7,750,403

Bailiwick of Jersey - 0.5%
Experian PLC		224,135	7,049,292
Ferguson PLC		57,548	4,914,216
Glencore Xstrata PLC		2,697,419	8,141,837
Polymetal International PLC		58,356	957,394
WPP PLC		322,148	4,020,264

TOTAL BAILIWICK OF JERSEY			25,083,003

Belgium - 0.6%
Ageas		43,425	2,501,023
Anheuser-Busch InBev SA NV		185,956	15,009,895
Colruyt NV		13,079	727,017
Groupe Bruxelles Lambert SA		21,240	2,131,534
KBC Groep NV		61,191	4,291,329
Proximus		36,436	1,118,739
Solvay SA Class A		19,030	2,069,356
Telenet Group Holding NV		11,813	579,965
Titan Cement International Trading SA (a)		7,686	160,472
UCB SA		32,638	2,630,348
Umicore SA		47,190	1,945,768

TOTAL BELGIUM			33,165,446

Bermuda - 0.4%
Alibaba Health Information Technology Ltd. (a)		782,000	787,079
Alibaba Pictures Group Ltd. (a)		3,130,000	513,373
Beijing Enterprises Water Group Ltd.		1,214,000	632,771
Brilliance China Automotive Holdings Ltd.		660,000	727,831
Cheung Kong Infrastructure Holdings Ltd.		167,000	1,201,854
China Gas Holdings Ltd.		421,800	1,796,843
China Oriental Group Co. Ltd. (H Shares)		228,000	79,571
China Resource Gas Group Ltd.		212,000	1,278,213
Cosco Shipping Ports Ltd.		548,953	431,581
Credicorp Ltd. (United States)		17,019	3,642,747
Dairy Farm International Holdings Ltd.		70,200	423,117
GOME Electrical Appliances Holdings Ltd. (a)		2,681,104	242,360
Haier Electronics Group Co. Ltd.		350,000	999,281
HengTen Networks Group Ltd. (a)		3,872,000	55,715
Hongkong Land Holdings Ltd.		274,336	1,507,036
Jardine Matheson Holdings Ltd.		52,098	2,970,160
Jardine Strategic Holdings Ltd.		51,900	1,675,946
Kerry Properties Ltd.		143,000	462,414
Kunlun Energy Co. Ltd.		684,000	636,624
Luye Pharma Group Ltd. (c)		314,500	232,463
Nine Dragons Paper (Holdings) Ltd.		490,000	425,058
NWS Holdings Ltd.		355,871	529,636
Shangri-La Asia Ltd.		288,000	295,607
Shenzhen International Holdings Ltd.		237,276	482,390
Sihuan Pharmaceutical Holdings Group Ltd.		1,032,000	135,213
Yue Yuen Industrial (Holdings) Ltd.		148,000	417,092

TOTAL BERMUDA			22,581,975

Brazil - 1.3%
Ambev SA		1,136,600	4,925,597
Atacadao Distribuicao Comercio e Industria Ltda		88,300	420,749
B2W Companhia Global do Varejo (a)		47,577	602,646
Banco Bradesco SA		305,458	2,502,006
Banco do Brasil SA		215,300	2,584,888
Banco Santander SA (Brasil) unit		91,800	1,077,199
BB Seguridade Participacoes SA		173,300	1,467,897
BM&F BOVESPA SA		506,066	6,104,843
BR Malls Participacoes SA		184,040	704,404
Brasil Foods SA (a)		136,400	1,207,721
BTG Pactual Participations Ltd. unit		51,100	827,691
CCR SA		287,800	1,179,761
Centrais Eletricas Brasileiras SA (Electrobras) (a)		97,600	962,737
Cielo SA		261,171	492,321
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		76,200	1,037,787
Companhia Siderurgica Nacional SA (CSN)		136,600	401,915
Cosan SA Industria e Comercio		38,500	554,772
Drogasil SA		53,500	1,467,398
Embraer SA		162,400	709,855
Energisa SA unit		46,200	552,027
ENGIE Brasil Energia SA		45,350	511,792
Equatorial Energia SA		47,200	1,199,037
Hypermarcas SA		93,700	801,841
IRB Brasil Resseguros SA		171,000	1,611,293
JBS SA		270,300	1,906,692
Klabin SA unit		186,900	737,254
Kroton Educacional SA		350,452	845,000
Localiza Rent A Car SA		135,467	1,458,538
Lojas Renner SA		206,718	2,615,868
M. Dias Branco SA		19,800	186,373
Magazine Luiza SA		156,600	1,743,080
Multiplan Empreendimentos Imobiliarios SA		58,766	428,015
Natura Cosmeticos SA		86,700	673,625
Notre Dame Intermedica Participacoes SA		89,000	1,331,505
Petrobras Distribuidora SA		170,300	1,200,869
Petroleo Brasileiro SA - Petrobras (ON)		719,700	5,868,144
Porto Seguro SA		18,700	267,642
Rumo SA (a)		272,500	1,549,183
Sul America SA unit		59,247	713,387
Suzano Papel e Celulose SA		129,817	1,056,533
TIM Participacoes SA		191,600	545,586
Ultrapar Participacoes SA		158,800	747,178
Vale SA (a)		773,845	9,107,464
Weg SA		205,550	1,306,951

TOTAL BRAZIL			68,197,064

Canada - 6.6%
Agnico Eagle Mines Ltd. (Canada)		58,311	3,583,840
Air Canada (a)		33,683	1,199,402
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		218,098	6,540,787
AltaGas Ltd.		65,926	959,033
ATCO Ltd. Class I (non-vtg.)		20,320	714,309
Aurora Cannabis, Inc. (a)(b)		170,400	610,651
Bank of Montreal		156,049	11,551,725
Bank of Nova Scotia		297,558	17,065,926
Barrick Gold Corp. (Canada)		429,304	7,457,654
Bausch Health Cos., Inc. (Canada) (a)		82,307	2,045,958
BCE, Inc.		39,394	1,868,755
BlackBerry Ltd. (a)		125,464	659,184
Bombardier, Inc. Class B (sub. vtg.) (a)		476,600	600,680
Brookfield Asset Management, Inc. Class A		217,510	12,027,373
CAE, Inc.		63,534	1,593,294
Cameco Corp.		96,165	858,629
Canadian Imperial Bank of Commerce		107,852	9,196,612
Canadian National Railway Co.		176,566	15,791,872
Canadian Natural Resources Ltd.		290,903	7,334,970
Canadian Pacific Railway Ltd.		33,980	7,727,090
Canadian Tire Ltd. Class A (non-vtg.)		14,715	1,586,351
Canadian Utilities Ltd. Class A (non-vtg.)		30,383	886,046
CCL Industries, Inc. Class B		39,105	1,609,507
Cenovus Energy, Inc. (Canada)		266,022	2,266,166
CGI Group, Inc. Class A (sub. vtg.) (a)		61,732	4,798,514
CI Financial Corp.		54,667	795,662
Constellation Software, Inc.		4,870	4,809,841
Cronos Group, Inc. (a)(b)		44,700	365,854
Dollarama, Inc. (b)		74,141	2,494,258
Emera, Inc.		59,787	2,475,275
Empire Co. Ltd. Class A (non-vtg.)		40,058	1,063,570
Enbridge, Inc.		494,593	18,013,534
Encana Corp. (Toronto)		363,198	1,422,900
Fairfax Financial Holdings Ltd. (sub. vtg.)		6,937	2,938,916
First Capital Realty, Inc.		43,510	720,156
First Quantum Minerals Ltd.		165,759	1,400,727
Fortis, Inc.		103,964	4,319,270
Franco-Nevada Corp.		45,352	4,400,566
George Weston Ltd.		19,043	1,524,626
Gildan Activewear, Inc.		49,078	1,253,872
Great-West Lifeco, Inc.		69,422	1,688,244
H&R (REIT) unit		35,468	599,975
Husky Energy, Inc.		78,191	546,167
Hydro One Ltd. (c)		82,875	1,540,968
iA Financial Corp, Inc.		24,132	1,162,169
IGM Financial, Inc.		19,112	539,362
Imperial Oil Ltd.		71,760	1,787,053
Intact Financial Corp.		34,795	3,590,191
Inter Pipeline Ltd.		96,179	1,614,545
Keyera Corp.		49,819	1,154,790
Kinross Gold Corp. (a)		284,602	1,382,927
Kirkland Lake Gold Ltd.		48,011	2,254,560
Loblaw Companies Ltd.		45,245	2,412,883
Lundin Mining Corp.		161,894	817,398
Magna International, Inc. Class A (sub. vtg.)		76,052	4,089,289
Manulife Financial Corp.		480,622	8,951,224
Methanex Corp.		16,214	614,411
Metro, Inc. Class A (sub. vtg.)		62,221	2,631,319
National Bank of Canada		85,122	4,396,020
Nutrien Ltd.		143,461	6,863,167
Onex Corp. (sub. vtg.)		20,794	1,222,443
Open Text Corp.		68,194	2,755,512
Pembina Pipeline Corp.		126,568	4,455,970
Power Corp. of Canada (sub. vtg.)		79,073	1,829,888
Power Financial Corp.		68,524	1,602,414
PrairieSky Royalty Ltd.		49,072	479,133
Quebecor, Inc. Class B (sub. vtg.)		42,493	987,879
Restaurant Brands International, Inc. (b)		51,723	3,383,928
Restaurant Brands International, Inc.		7,408	484,780
RioCan (REIT)		44,778	898,552
Rogers Communications, Inc. Class B (non-vtg.)		90,427	4,257,367
Royal Bank of Canada		347,955	28,066,767
Saputo, Inc.		55,278	1,603,234
Shaw Communications, Inc. Class B		119,830	2,445,547
Shopify, Inc. Class A (a)		24,261	7,607,466
Smart (REIT)		19,121	462,237
SNC-Lavalin Group, Inc. (b)		42,937	776,198
Sun Life Financial, Inc.		146,756	6,584,019
Suncor Energy, Inc.		385,945	11,474,912
TC Energy Corp.		227,380	11,461,361
Teck Resources Ltd. Class B (sub. vtg.)		125,386	1,982,034
TELUS Corp.		51,979	1,848,923
The Stars Group, Inc. (a)		57,894	1,259,769
The Toronto-Dominion Bank		444,587	25,387,130
Thomson Reuters Corp.		48,492	3,258,695
Tourmaline Oil Corp.		58,078	498,278
Vermilion Energy, Inc.		44,549	588,530
West Fraser Timber Co. Ltd.		12,586	581,951
Wheaton Precious Metals Corp.		112,087	3,141,942
WSP Global, Inc. (b)		27,029	1,686,465

TOTAL CANADA			350,243,341

Cayman Islands - 4.6%
3SBio, Inc. (a)(c)		288,000	536,474
51job, Inc. sponsored ADR (a)		5,621	442,766
58.com, Inc. ADR (a)		24,746	1,306,836
AAC Technology Holdings, Inc.		175,000	1,132,477
Agile Property Holdings Ltd.		346,000	466,362
Airtac International Group		27,000	369,614
Alibaba Group Holding Ltd. sponsored ADR (a)		347,505	61,393,708
Anta Sports Products Ltd.		258,000	2,523,787
ASM Pacific Technology Ltd.		81,100	1,132,386
Autohome, Inc. ADR Class A (a)(b)		14,030	1,186,377
Baidu.com, Inc. sponsored ADR (a)		66,913	6,815,089
Baozun, Inc. sponsored ADR (a)(b)		8,784	382,280
BeiGene Ltd. ADR (a)		9,545	1,320,455
Bosideng International Holdings Ltd.		836,000	432,304
Budweiser Brewing Co. APAC Ltd. (a)(c)		291,000	1,056,514
Chailease Holding Co. Ltd.		322,304	1,453,105
Cheung Kong Property Holdings Ltd.		634,716	4,416,169
China Aoyuan Property Group Ltd.		286,000	365,488
China Conch Venture Holdings Ltd.		378,000	1,479,070
China Education Group Holdings Ltd.		150,000	224,067
China First Capital Group Ltd. (a)		626,000	177,999
China Hongqiao Group Ltd.		417,000	231,598
China Huishan Dairy Holdings Co. Ltd. (a)(d)		397,000	10,639
China Investment Fund International Holdings Co. Ltd. (d)		200,000	294,540
China Literature Ltd. (a)(b)(c)		53,200	208,414
China Medical System Holdings Ltd.		319,000	432,603
China Mengniu Dairy Co. Ltd.		702,000	2,798,695
China Resources Cement Holdings Ltd.		544,000	595,729
China Resources Land Ltd.		658,634	2,801,090
China State Construction International Holdings Ltd.		443,250	408,213
China Zhongwang Holdings Ltd.		280,000	116,245
CIFI Holdings Group Co. Ltd.		735,441	490,522
CK Hutchison Holdings Ltd.		647,716	5,980,416
Country Garden Holdings Co. Ltd.		1,804,644	2,505,259
Country Garden Services Holdings Co. Ltd.		251,000	850,482
Ctrip.com International Ltd. ADR (a)		114,883	3,789,990
Dali Foods Group Co. Ltd. (c)		481,000	328,850
ENN Energy Holdings Ltd.		188,300	2,148,230
Evergrande Real Estate Group Ltd.		490,000	1,192,786
Future Land Development Holding Ltd.		406,000	427,850
GDS Holdings Ltd. ADR (a)(b)		13,006	542,090
Geely Automobile Holdings Ltd.		1,244,000	2,353,912
Genscript Biotech Corp. (a)		222,000	531,900
Greentown Service Group Co. Ltd.		176,000	199,684
Haidilao International Holding Ltd. (c)		95,000	459,903
Haitian International Holdings Ltd.		130,000	306,763
Hengan International Group Co. Ltd.		162,500	1,134,575
Huazhu Group Ltd. ADR (b)		31,517	1,193,234
Hutchison China Meditech Ltd. sponsored ADR (a)		12,208	230,731
iQIYI, Inc. ADR (a)(b)		26,216	456,945
JD.com, Inc. sponsored ADR (a)		178,949	5,574,261
Kaisa Group Holdings Ltd.		505,000	220,842
Kingboard Chemical Holdings Ltd.		141,500	377,084
Kingboard Laminates Holdings Ltd.		345,500	316,300
Kingdee International Software Group Co. Ltd.		497,000	544,588
Kingsoft Corp. Ltd. (a)		186,000	428,068
KWG Property Holding Ltd.		307,500	309,647
Lee & Man Paper Manufacturing Ltd.		261,000	145,133
Li Ning Co. Ltd.		454,000	1,539,433
Lijun International Pharmaceutical Holding Ltd.		364,000	303,573
Logan Property Holdings Co. Ltd.		306,000	466,032
Longfor Properties Co. Ltd. (c)		457,000	1,896,620
Meitu, Inc. (a)(c)		422,000	93,394
Meituan Dianping Class B (a)		248,200	2,960,565
Melco Crown Entertainment Ltd. sponsored ADR		46,659	1,005,035
MGM China Holdings Ltd.		210,400	333,165
Momo, Inc. ADR		36,966	1,239,100
NetEase, Inc. ADR		17,114	4,892,208
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		35,463	4,328,614
Nexteer Auto Group Ltd.		166,000	154,715
NIO, Inc. sponsored ADR (a)(b)		149,200	216,340
Noah Holdings Ltd. sponsored ADR (a)(b)		6,500	196,885
Pinduoduo, Inc. ADR (a)(b)		47,828	1,955,209
Sands China Ltd.		624,400	3,075,557
Semiconductor Manufacturing International Corp. (a)		728,100	924,868
Shenzhou International Group Holdings Ltd.		189,600	2,620,017
Shimao Property Holdings Ltd.		257,500	862,647
Shui On Land Ltd.		624,000	125,576
SINA Corp. (a)		13,573	537,491
Sino Biopharmaceutical Ltd.		1,683,500	2,506,552
SOHO China Ltd.		345,000	117,728
Sunac China Holdings Ltd.		600,000	2,721,473
Sunny Optical Technology Group Co. Ltd.		171,700	2,759,886
TAL Education Group ADR (a)		94,880	4,061,813
Tencent Holdings Ltd.		1,394,200	56,552,819
Tencent Music Entertainment Group ADR (a)		19,319	267,375
Tingyi (Cayman Islands) Holding Corp.		432,000	574,688
Towngas China Co. Ltd.		167,852	129,393
Uni-President China Holdings Ltd.		260,000	268,562
Vipshop Holdings Ltd. ADR (a)		104,756	1,208,884
Want Want China Holdings Ltd.		1,440,000	1,213,070
Weibo Corp. sponsored ADR (a)		11,549	568,095
WH Group Ltd. (c)		2,358,500	2,489,499
Wharf Real Estate Investment Co. Ltd.		313,000	1,840,980
Wuxi Biologics (Cayman), Inc. (a)(c)		146,000	1,715,714
Wynn Macau Ltd.		344,800	748,244
Xiaomi Corp. Class B (a)(b)(c)		1,955,800	2,215,915
Xinyi Solar Holdings Ltd.		726,432	410,460
Yihai International Holding Ltd.		108,000	734,480
Yuzhou Properties Co.		317,229	134,004
YY, Inc. ADR (a)		14,764	839,186
Zhen Ding Technology Holding Ltd.		113,302	538,684
Zhongsheng Group Holdings Ltd. Class H		134,000	444,239
ZTO Express (Cayman), Inc. sponsored ADR		80,585	1,772,870

TOTAL CAYMAN ISLANDS			246,112,795

Chile - 0.2%
Aguas Andinas SA		524,141	240,302
Banco de Chile		11,488,897	1,479,490
Banco de Credito e Inversiones		13,927	775,412
Banco Santander Chile		17,119,431	1,062,116
Cencosud SA		313,595	425,823
Colbun SA (a)		1,710,041	295,037
Compania Cervecerias Unidas SA		33,399	333,265
Compania de Petroleos de Chile SA (COPEC)		106,226	949,832
CorpBanca SA		34,171,557	207,352
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)		31,103	243,296
Empresas CMPC SA		253,852	578,492
Enel Chile SA		6,015,047	494,684
Enersis SA		9,590,988	1,791,197
LATAM Airlines Group SA		65,025	718,993
S.A.C.I. Falabella		208,767	1,062,696

TOTAL CHILE			10,657,987

China - 2.9%
Agricultural Bank of China Ltd.:
(A Shares)		584,800	302,192
(H Shares)		7,220,000	2,971,057
Aier Eye Hospital Group Co. Ltd. (A Shares)		40,270	226,029
Air China Ltd. (H Shares)		650,000	573,887
Aisino Co. Ltd. (A Shares)		37,600	109,883
Aluminum Corp. of China Ltd.:
(A shares) (a)		236,800	113,873
(H Shares) (a)		844,000	250,049
Angang Steel Co. Ltd. (H Shares)		248,600	83,163
Anhui Conch Cement Co. Ltd.:
(A Shares)		32,800	196,329
(H Shares)		318,000	1,900,601
Anxin Trust Co. Ltd. (A Shares) (a)		32,800	19,535
AVIC Aircraft Co. Ltd. (A Shares)		66,000	140,531
AVIC Aviation Engine Corp. PLC (A Shares)		43,500	130,523
AVIC Capital Co. Ltd. (A Shares)		51,800	33,587
AviChina Industry & Technology Co. Ltd. (H Shares)		913,000	431,258
Baic Motor Corp. Ltd. (H Shares) (c)		409,500	254,016
Bank Communications Co. Ltd.:
(H Shares)		2,049,000	1,399,360
Class A		241,300	192,189
Bank of Beijing Co. Ltd. (A Shares)		189,016	148,611
Bank of Chengdu Co. Ltd. Class A		158,600	189,722
Bank of China Ltd. (H Shares)		19,907,000	8,117,779
Bank of Guiyang Co. Ltd. (A Shares)		82,420	106,916
Bank of Hangzhou Co. Ltd. (A Shares)		33,480	42,770
Bank of Jiangsu Co. Ltd. (A Shares)		181,100	181,812
Bank of Nanjing Co. Ltd. (A Shares)		33,500	41,034
Bank of Ningbo Co. Ltd. (A Shares)		118,300	453,469
Bank of Shanghai Co. Ltd. (A Shares)		121,520	160,904
Baoshan Iron & Steel Co. Ltd. (A Shares)		33,200	27,326
BBMG Corp. (H Shares)		585,000	167,422
Beijing Capital International Airport Co. Ltd. (H Shares)		396,000	375,060
Beijing Tongrentang Co. Ltd. (A Shares)		6,500	25,369
BOE Technology Group Co. Ltd. (A Shares)		609,100	308,333
BYD Co. Ltd.:
(A Shares)		17,000	103,345
(H Shares) (b)		143,500	673,089
CGN Power Co. Ltd. (H Shares) (c)		2,489,000	646,448
Changjiang Securities Co. Ltd. (A Shares)		46,300	44,718
China Cinda Asset Management Co. Ltd. (H Shares)		1,830,000	379,628
China CITIC Bank Corp. Ltd. (H Shares)		2,503,000	1,450,891
China Coal Energy Co. Ltd. (H Shares)		334,000	133,193
China Communications Construction Co. Ltd.:
(A Shares)		82,200	109,800
(H Shares)		942,000	717,091
China Communications Services Corp. Ltd. (H Shares)		538,000	332,230
China Construction Bank Corp. (H Shares)		23,684,000	18,977,291
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)		127,400	93,637
(H Shares) (a)		444,000	221,442
China Everbright Bank Co. Ltd.:
(A Shares)		324,600	199,955
(H Shares)		891,000	410,010
China Fortune Land Development Co. Ltd. (A Shares)		9,700	39,327
China Galaxy Securities Co. Ltd. (H Shares)		805,500	410,714
China Huarong Asset Management Co. Ltd. (c)		2,132,000	314,757
China International Capital Corp. Ltd. (H Shares) (c)		317,200	578,397
China International Travel Service Corp. Ltd. (A Shares)		33,500	429,571
China Life Insurance Co. Ltd. (H Shares)		1,849,000	4,755,058
China Longyuan Power Grid Corp. Ltd. (H Shares)		686,000	370,601
China Merchants Bank Co. Ltd.:
(A Shares)		204,500	1,030,000
(H Shares)		1,017,251	4,851,505
China Merchants Securities Co. Ltd. (A Shares)		19,100	44,557
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		163,000	432,920
China Minsheng Banking Corp. Ltd.:
(A Shares)		589,800	514,829
(H Shares)		1,356,800	949,042
China Molybdenum Co. Ltd.:
(H Shares)		909,000	286,459
Class A		278,300	134,224
China National Building Materials Co. Ltd. (H Shares)		835,000	703,758
China National Chemical Engineering Co. Ltd. (A Shares)		211,300	179,337
China National Nuclear Power Co. Ltd. (A Shares)		56,000	40,205
China Northern Rare Earth Group High-Tech Co. Ltd.		51,000	72,807
China Oilfield Services Ltd. (H Shares)		458,000	637,663
China Pacific Insurance (Group) Co. Ltd. (H Shares)		733,600	2,661,713
China Petroleum & Chemical Corp. (H Shares)		6,344,000	3,608,310
China Railway Construction Corp. Ltd. (H Shares)		544,500	595,567
China Railway Group Ltd.:
(A Shares)		795,600	650,749
(H Shares)		797,000	480,364
China Railway Signal & Communications Corp. (H Shares) (c)		323,000	192,826
China Reinsurance Group Corp. (H Shares)		1,336,000	217,958
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		27,900	116,677
China Shenhua Energy Co. Ltd. (H Shares)		924,500	1,877,604
China Shipbuilding Industry Co. (A Shares)		227,100	170,719
China Shipping Development Co. Ltd. (H Shares)		208,000	89,477
China Southern Airlines Ltd. (H Shares)		446,000	274,486
China State Construction Engineering Corp. Ltd. (A Shares)		939,460	699,194
China Telecom Corp. Ltd. (H Shares)		3,540,000	1,505,947
China Tower Corp. Ltd. (H Shares) (c)		10,228,000	2,251,110
China United Network Communications Ltd. (A Shares)		470,300	409,429
China Vanke Co. Ltd.:
(A Shares)		112,000	421,410
(H Shares)		313,200	1,142,099
China Yangtze Power Co. Ltd. (A Shares)		301,400	764,261
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		655,000	349,605
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		22,600	155,806
CITIC Securities Co. Ltd.:
(A Shares)		128,200	394,496
(H Shares)		549,000	1,007,259
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)		239,300	156,482
(H Shares) (a)		748,000	279,840
CRRC Corp. Ltd. (H Shares)		1,469,950	983,154
Daqin Railway Co. Ltd. (A Shares)		43,700	47,335
Datang International Power Generation Co. Ltd. (H Shares)		482,000	95,073
DHC Software Co. Ltd. (A Shares)		108,600	109,941
Dong E-E-Jiao Co. Ltd. (A Shares)		21,600	108,237
Dongfeng Motor Group Co. Ltd. (H Shares)		562,000	563,750
Dongxing Securities Co. Ltd. (A Shares)		61,600	95,064
East Money Information Co. Ltd. (A Shares)		77,500	163,838
Everbright Securities Co. Ltd. (A Shares)		26,600	43,240
Financial Street Holdings Co. Ltd. (A Shares)		135,000	150,579
Focus Media Information Technology Co. Ltd. (A Shares)		28,140	23,938
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		32,400	513,851
Founder Securities Co. Ltd. (A Shares)		45,500	43,437
Foxconn Industrial Internet Co. Ltd. (A Shares)		41,300	89,971
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)		113,200	319,858
GD Power Development Co. Ltd. (A Shares)		261,000	86,302
Gemdale Corp. (A Shares)		84,400	142,537
GF Securities Co. Ltd. (H Shares)		349,000	363,475
Great Wall Motor Co. Ltd. (H Shares)		658,000	533,145
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		19,600	163,414
Greenland Holdings Corp. Ltd. (A Shares)		131,300	127,049
Guanghui Energy Co. Ltd. (A Shares)		176,300	82,329
Guangzhou Automobile Group Co. Ltd.		76,100	124,120
Guangzhou Automobile Group Co. Ltd. (H Shares)		618,000	617,219
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (A Shares)		36,800	176,362
Guangzhou Haige Communications Group (A Shares)		83,500	113,859
Guangzhou R&F Properties Co. Ltd. (H Shares)		226,000	350,177
Guosen Securities Co. Ltd. (A Shares)		48,100	83,451
Guotai Junan Securities Co. Ltd.:
(A Shares)		15,500	37,514
(H Shares) (c)		347,200	530,556
Guoyuan Securities Co. Ltd. (A Shares)		71,000	85,101
Haier Smart Home Co. Ltd. (A Shares)		192,800	437,900
Haitong Securities Co. Ltd.:
(A Shares)		114,700	229,449
(H Shares)		749,600	765,273
Hanergy Mobile Energy Holding (d)		576,000	1
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		131,900	604,172
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		15,000	145,446
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		10,000	42,300
Hengtong Optic-electric Co. Ltd. (A Shares)		53,800	112,197
Huaan Securities Co. Ltd. (A Shares)		89,900	80,368
Huadian Power International Corp. Ltd. (H Shares)		478,000	179,111
Huadong Medicine Co. Ltd. (A Shares)		6,560	24,282
Huaneng Power International, Inc. (H Shares)		956,000	454,076
Huaneng Renewables Corp. Ltd. (H Shares)		912,000	348,179
Huatai Securities Co. Ltd.:
(A Shares)		47,200	116,790
(H Shares) (c)		404,200	600,810
HUAXI Securities Co. Ltd.		51,000	68,945
Huaxia Bank Co. Ltd. (A Shares)		256,800	273,014
Huayu Automotive Systems Co. Ltd. (A Shares)		10,931	38,956
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		148,600	143,715
Hundsun Technologies, Inc. (A Shares)		11,600	125,402
iFlytek Co. Ltd. (A Shares)		29,300	137,635
Industrial & Commercial Bank of China Ltd. (H Shares)		16,377,000	11,732,373
Industrial Bank Co. Ltd. (A Shares)		287,300	763,188
Industrial Securities Co. Ltd. (A Shares)		43,100	39,009
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		103,500	425,986
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)		152,300	29,614
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		532,064	464,085
Jiangsu Expressway Co. Ltd. (H Shares)		264,000	350,737
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		61,700	795,541
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		25,200	359,933
Jiangxi Copper Co. Ltd. (H Shares)		332,000	388,682
Kangmei Pharmaceutical Co. Ltd. (A Shares)		10,500	5,552
Kweichow Moutai Co. Ltd. (A Shares)		14,600	2,443,596
Legend Holdings Corp.:
(H Shares) (c)		86,900	191,024
rights (a)(d)		7,753	1,286
LONGi Green Energy Technology Co. Ltd.		34,800	112,666
Luxshare Precision Industry Co. Ltd. (A Shares)		88,115	397,119
Luzhou Laojiao Co. Ltd. (A Shares)		21,800	269,577
Maanshan Iron & Steel Co. Ltd. (A Shares)		415,200	156,689
Mango Excellent Media Co. Ltd. (A Shares)		27,800	106,518
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares)		13,164	27,857
Metallurgical Corp. China Ltd. (H Shares)		718,000	152,000
Midea Group Co. Ltd. (A Shares)		29,100	229,187
Muyuan Foodstuff Co. Ltd. (A Shares)		12,000	167,662
NARI Technology Co. Ltd. (A Shares)		52,900	164,751
New China Life Insurance Co. Ltd. (H Shares)		216,900	841,827
Orient Securities Co. Ltd. (A Shares)		23,700	33,620
People's Insurance Co. of China Group (H Shares)		1,801,000	758,533
PetroChina Co. Ltd. (H Shares)		5,466,000	2,665,558
PICC Property & Casualty Co. Ltd. (H Shares)		1,772,933	2,243,681
Ping An Bank Co. Ltd. (A Shares)		267,700	617,736
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		109,400	1,365,800
(H Shares)		1,372,000	15,835,337
Poly Developments & Holdings (A Shares)		224,100	458,054
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		1,857,000	1,190,640
Power Construction Corp. of China Ltd. (A Shares)		52,000	32,927
Risesun Real Estate Development Co. Ltd. (A Shares)		93,000	114,795
SAIC Motor Corp. Ltd. (A Shares)		141,100	470,593
Sany Heavy Industry Co. Ltd. (A Shares)		33,200	63,444
SDIC Capital Co. Ltd.		42,900	74,608
SDIC Power Holdings Co. Ltd. (A Shares)		39,400	46,639
Seazen Holdings Co. Ltd. (A Shares)		25,600	115,572
Shaanxi Coal Industry Co. Ltd. (A Shares)		125,800	149,581
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		32,210	93,612
Shandong Gold Mining Co. Ltd. (A Shares)		37,080	168,443
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		472,000	541,875
Shanghai Electric Group Co. Ltd.:
(A Shares)		219,900	152,280
(H Shares)		516,000	157,833
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)		145,000	409,243
Shanghai International Airport Co. Ltd. (A Shares)		5,300	57,367
Shanghai International Port Group Co. Ltd. (A Shares)		41,400	34,108
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		400,136	440,711
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)		197,400	356,686
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		437,800	777,121
Shanghaioriental Pearl Media Co. Ltd.		19,390	24,773
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		142,300	141,553
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		15,500	195,610
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		191,100	153,739
Shenwan Hongyuan Group Co. Ltd. (A Shares)		263,100	178,834
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		5,200	131,297
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		34,700	34,669
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)		32,300	85,818
Sichuan Chuantou Energy Co. Ltd. (A Shares)		31,436	43,098
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		29,900	101,346
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		39,400	123,348
Sinolink Securities Co. Ltd. (A Shares)		75,000	90,525
Sinopec Engineering Group Co. Ltd. (H Shares)		322,000	183,945
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)		287,900	161,834
(H Shares)		577,000	159,361
Sinopharm Group Co. Ltd. (H Shares)		277,600	994,155
Sinotrans Ltd. (H Shares)		514,000	151,129
Spring Airlines Co. Ltd. (A Shares)		21,200	130,002
Suning.com Co. Ltd. (A Shares)		218,900	327,723
Tasly Pharmaceutical Group Co. Ltd. (A Shares)		48,500	100,662
Tong Ren Tang Technologies Co. Ltd. (H Shares)		164,000	163,279
Tongwei Co. Ltd. (A Shares)		65,600	118,185
TravelSky Technology Ltd. (H Shares)		197,000	449,053
Tsingtao Brewery Co. Ltd.:
(A Shares)		14,800	98,633
(H Shares)		86,000	498,371
Walvax Biotechnology Co. Ltd. (A Shares)		30,700	131,415
Wanhua Chemical Group Co. Ltd. (A Shares)		56,600	366,047
Weichai Power Co. Ltd. (H Shares)		509,600	802,121
Weifu High-Technology Group Co. Ltd. (A Shares)		37,700	89,773
Wens Foodstuffs Group Co. Ltd. (A Shares)		41,600	237,631
Western Securities Co. Ltd. (A Shares)		67,600	84,871
Wuliangye Yibin Co. Ltd. (A Shares)		46,500	869,872
WuXi AppTec Co. Ltd.		23,600	315,031
WuXi AppTec Co. Ltd. (H Shares) (c)		38,000	458,156
XCMG Construction Machinery Co. Ltd. (A Shares)		267,500	171,502
Xiamen C&D, Inc. (A Shares)		104,400	125,780
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		59,282	105,700
(H Shares)		134,252	160,110
Yanzhou Coal Mining Co. Ltd. (H Shares)		424,000	430,179
Yonghui Superstores Co. Ltd. (A Shares)		225,000	266,362
Yonyou Network Technology Co. Ltd. (A Shares)		29,100	121,948
Yunnan Baiyao Group Co. Ltd. (A Shares)		26,500	325,652
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		2,198	33,844
Zhaojin Mining Industry Co. Ltd. (H Shares)		235,000	262,819
Zhejiang Chint Electric Co. Ltd. (A Shares)		38,700	125,293
Zhejiang Dahua Technology Co. Ltd. (A Shares)		76,600	174,966
Zhejiang Expressway Co. Ltd. (H Shares)		318,000	260,400
Zhejiang Longsheng Group Co. Ltd. (A Shares)		31,500	61,830
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)		49,100	163,447
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		114,200	423,747
Zijin Mining Group Co. Ltd. (H Shares)		1,514,000	524,434
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)		145,100	120,450
ZTE Corp. (H Shares) (a)		224,680	626,834

TOTAL CHINA			156,036,385

Colombia - 0.1%
Bancolombia SA		69,950	850,575
Cementos Argos SA		109,103	246,289
Ecopetrol SA		1,227,960	1,104,437
Grupo de Inversiones Suramerica SA		57,602	582,837
Interconexion Electrica SA ESP		104,792	604,569
Inversiones Argos SA		75,786	410,321

TOTAL COLOMBIA			3,799,028

Czech Republic - 0.0%
Ceske Energeticke Zavody A/S		35,542	810,771
Komercni Banka A/S		22,365	755,989
MONETA Money Bank A/S (c)		97,039	322,501

TOTAL CZECH REPUBLIC			1,889,261

Denmark - 1.2%
A.P. Moller - Maersk A/S:
Series A		1,060	1,272,228
Series B		1,398	1,783,292
Carlsberg A/S Series B		26,419	3,716,675
Christian Hansen Holding A/S		25,809	1,981,505
Coloplast A/S Series B		29,948	3,608,710
Danske Bank A/S		164,776	2,351,061
DSV A/S		53,719	5,212,478
Genmab A/S (a)		15,784	3,448,720
H Lundbeck A/S		15,485	528,202
ISS Holdings A/S		36,907	965,814
Novo Nordisk A/S Series B		430,788	23,688,477
Novozymes A/S Series B		51,806	2,439,185
ORSTED A/S (c)		46,135	4,046,833
Pandora A/S		24,437	1,201,640
Tryg A/S		25,520	712,783
Vestas Wind Systems A/S		47,523	3,871,595
William Demant Holding A/S (a)		31,231	824,273

TOTAL DENMARK			61,653,471

Egypt - 0.0%
Commercial International Bank SAE		189,759	952,322
Commercial International Bank SAE sponsored GDR		131,006	647,170
Eastern Tobacco Co.		193,921	192,359
Elsewedy Electric Co.		134,494	112,078

TOTAL EGYPT			1,903,929

Finland - 0.7%
Elisa Corp. (A Shares)		36,045	1,968,642
Fortum Corp.		103,853	2,535,459
Kone OYJ (B Shares)		81,868	5,208,173
Metso Corp.		27,420	1,036,102
Neste Oyj		101,370	3,658,556
Nokia Corp.		1,378,903	5,061,972
Nokian Tyres PLC		31,625	902,947
Nordea Bank ABP (Stockholm Stock Exchange)		781,046	5,716,739
Orion Oyj (B Shares)		26,040	1,154,145
Sampo Oyj (A Shares)		104,832	4,296,000
Stora Enso Oyj (R Shares)		151,652	1,966,223
UPM-Kymmene Corp.		132,462	4,304,994
Wartsila Corp.		104,566	1,103,482

TOTAL FINLAND			38,913,434

France - 6.8%
Accor SA		45,604	1,959,210
Aeroports de Paris		6,861	1,303,913
Air Liquide SA		114,537	15,214,205
Alstom SA		46,529	2,010,885
Amundi SA (c)		16,127	1,151,132
Arkema SA		18,821	1,923,621
Atos Origin SA		22,854	1,773,623
AXA SA		462,539	12,243,977
BIC SA		5,314	368,937
bioMerieux SA		9,274	758,680
BNP Paribas SA		274,588	14,349,847
Bollore SA		199,265	862,292
Bollore SA (a)		1,343	5,722
Bouygues SA		52,029	2,205,062
Bureau Veritas SA		75,164	1,918,878
Capgemini SA		38,861	4,375,342
Carrefour SA		149,890	2,550,214
Casino Guichard Perrachon SA (b)		12,124	654,054
CNP Assurances		36,787	729,487
Compagnie de St. Gobain		120,708	4,909,797
Covivio		10,102	1,143,576
Credit Agricole SA		277,348	3,618,934
Danone SA		149,148	12,355,615
Dassault Aviation SA		559	776,199
Dassault Systemes SA		32,124	4,874,385
Edenred SA		59,355	3,124,575
EDF SA		138,787	1,432,109
EDF SA (a)		5,248	54,153
Eiffage SA		20,553	2,207,920
ENGIE		443,178	7,411,675
Essilor International SA		68,537	10,456,898
Eurazeo SA		8,963	624,777
Eutelsat Communications		41,523	787,280
Faurecia SA		20,828	970,527
Gecina SA		11,595	1,988,927
Groupe Eurotunnel SA		102,142	1,709,924
Hermes International SCA		7,518	5,408,212
ICADE		7,239	708,867
Iliad SA		5,961	616,963
Imerys SA		8,094	312,523
Ingenico SA		14,553	1,553,952
Ipsen SA		9,172	976,920
JCDecaux SA		16,653	455,041
Kering SA		18,548	10,554,295
Klepierre SA		53,005	1,973,899
L'Oreal SA		61,568	17,976,966
L'Oreal SA (a)		4,395	1,283,276
Legrand SA		65,753	5,131,936
LVMH Moet Hennessy Louis Vuitton SE		67,551	28,848,062
Michelin CGDE Series B		42,021	5,116,363
Natixis SA		246,777	1,131,472
Orange SA		489,514	7,878,487
Pernod Ricard SA		52,122	9,620,791
Peugeot Citroen SA		139,594	3,534,145
Publicis Groupe SA		52,476	2,258,492
Remy Cointreau SA		5,039	673,838
Renault SA		46,938	2,395,534
Safran SA		79,647	12,600,578
Sanofi SA		275,551	25,402,263
Sartorius Stedim Biotech		6,561	982,006
Schneider Electric SA		134,885	12,536,274
SCOR SE		38,949	1,641,156
SEB SA		5,346	811,482
Societe Generale Series A		189,692	5,394,637
Sodexo SA		21,862	2,404,133
Sodexo SA (a)		2,224	244,570
SR Teleperformance SA		14,335	3,248,726
Suez Environnement SA		83,457	1,300,787
Thales SA		25,059	2,449,389
Total SA		582,528	30,797,233
Ubisoft Entertainment SA (a)		19,840	1,171,433
Valeo SA		62,479	2,323,226
Veolia Environnement SA		133,880	3,519,387
VINCI SA		123,271	13,830,905
Vivendi SA		219,278	6,104,236
Wendel SA		5,908	836,827
Worldline SA (a)(c)		20,604	1,251,241

TOTAL FRANCE			362,066,875

Germany - 5.3%
adidas AG		44,064	13,605,677
Allianz SE		102,690	25,079,230
Axel Springer SE (a)		11,487	800,716
BASF AG		224,317	17,052,408
Bayer AG		228,066	17,692,493
Bayerische Motoren Werke AG (BMW)		72,693	5,570,629
Beiersdorf AG		23,729	2,809,255
Brenntag AG		41,070	2,061,242
Carl Zeiss Meditec AG		8,988	979,877
Commerzbank AG		252,075	1,507,750
Continental AG		27,470	3,679,355
Covestro AG (c)		45,474	2,183,373
Daimler AG (Germany)		223,373	13,056,794
Delivery Hero AG (a)(c)		28,734	1,346,937
Deutsche Bank AG		483,771	3,503,836
Deutsche Borse AG		46,162	7,148,633
Deutsche Lufthansa AG		57,716	1,000,642
Deutsche Post AG		244,000	8,640,229
Deutsche Telekom AG		802,742	14,124,711
Deutsche Wohnen AG (Bearer)		85,715	3,223,563
Drillisch AG (b)		12,213	326,635
E.ON AG		541,297	5,458,697
Evonik Industries AG		51,303	1,353,211
Fraport AG Frankfurt Airport Services Worldwide		11,355	949,058
Fresenius Medical Care AG & Co. KGaA		52,890	3,817,582
Fresenius SE & Co. KGaA		100,725	5,293,956
GEA Group AG		34,960	1,068,740
Hannover Reuck SE		13,852	2,453,323
HeidelbergCement Finance AG		37,825	2,810,446
Henkel AG & Co. KGaA		24,217	2,332,246
Hochtief AG		5,400	673,329
Hugo Boss AG		16,883	710,253
Infineon Technologies AG		308,148	5,968,449
KION Group AG		15,455	1,026,978
Knorr-Bremse AG		12,312	1,242,570
Lanxess AG		19,777	1,285,940
Merck KGaA		32,791	3,909,526
Metro Wholesale & Food Specialist AG		40,156	653,875
MTU Aero Engines Holdings AG		12,937	3,454,216
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		35,180	9,769,827
Puma AG		19,505	1,467,302
RWE AG		134,816	4,109,347
SAP SE		239,448	31,727,215
Siemens AG		186,983	21,577,852
Siemens Healthineers AG (c)		34,678	1,473,376
Symrise AG		31,434	3,024,834
Telefonica Deutschland Holding AG		277,669	881,052
Thyssenkrupp AG (b)		103,478	1,476,658
TUI AG		6,416	83,758
TUI AG (GB)		108,837	1,423,918
Uniper SE		45,964	1,432,306
United Internet AG		29,093	876,405
Volkswagen AG		7,459	1,413,402
Vonovia SE		124,564	6,628,170
Wirecard AG (b)		28,725	3,637,801
Zalando SE (a)(c)		33,693	1,459,898

TOTAL GERMANY			282,319,501

Greece - 0.1%
Alpha Bank AE (a)		318,867	679,613
EFG Eurobank Ergasias SA (a)		578,513	585,856
Ff Group (a)(d)		5,453	7,298
Greek Organization of Football Prognostics SA		72,886	792,575
Hellenic Telecommunications Organization SA		54,786	830,998
Jumbo SA		25,368	495,126
Motor Oil (HELLAS) Corinth Refineries SA		11,554	285,300
National Bank of Greece SA (a)		124,820	423,204

TOTAL GREECE			4,099,970

Hong Kong - 2.5%
AIA Group Ltd.		2,949,400	29,370,788
Bank of East Asia Ltd.		288,312	694,515
Beijing Enterprises Holdings Ltd.		139,000	654,467
BOC Hong Kong (Holdings) Ltd.		913,000	3,136,727
BYD Electronic International Co. Ltd.		134,500	230,960
China Agri-Industries Holdings Ltd.		344,000	113,333
China Everbright International Ltd.		1,012,481	765,239
China Everbright Ltd.		182,000	269,652
China Jinmao Holdings Group Ltd.		1,188,000	789,807
China Merchants Holdings International Co. Ltd.		267,123	417,655
China Mobile Ltd.		1,500,000	12,190,051
China Overseas Land and Investment Ltd.		960,000	3,029,273
China Power International Development Ltd.		726,000	151,614
China Resources Beer Holdings Co. Ltd.		365,162	1,872,195
China Resources Pharmaceutical Group Ltd. (c)		546,000	504,235
China Resources Power Holdings Co. Ltd.		404,523	508,378
China Taiping Insurance Group Ltd.		438,177	985,066
China Unicom Ltd.		1,636,000	1,610,641
CITIC Pacific Ltd.		1,455,000	1,914,030
CLP Holdings Ltd.		402,000	4,174,940
CNOOC Ltd.		4,295,000	6,392,037
CSPC Pharmaceutical Group Ltd.		1,164,000	2,981,145
Far East Horizon Ltd.		454,000	429,821
Fosun International Ltd.		554,500	725,052
Galaxy Entertainment Group Ltd.		542,000	3,732,017
Guangdong Investment Ltd.		766,000	1,657,852
Hang Lung Properties Ltd.		511,000	1,123,282
Hang Seng Bank Ltd.		188,000	3,922,639
Henderson Land Development Co. Ltd.		382,625	1,911,052
Hong Kong & China Gas Co. Ltd.		2,499,980	4,852,216
Hong Kong Exchanges and Clearing Ltd.		288,076	8,974,730
Hua Hong Semiconductor Ltd. (c)		110,000	221,193
Hysan Development Co. Ltd.		134,020	528,206
Lenovo Group Ltd.		1,828,000	1,274,378
Link (REIT)		513,547	5,593,247
MMG Ltd. (a)		568,000	118,247
MTR Corp. Ltd.		358,091	2,053,217
New World Development Co. Ltd.		1,448,354	2,071,779
PCCW Ltd.		905,913	538,035
Power Assets Holdings Ltd.		339,500	2,422,719
Shanghai Industrial Holdings Ltd.		84,000	156,364
Shenzhen Investment Ltd.		526,000	207,031
Sino Land Ltd.		835,770	1,249,365
Sino-Ocean Group Holding Ltd.		872,091	320,626
Sinotruk Hong Kong Ltd.		164,500	248,571
SJM Holdings Ltd.		435,000	464,685
Sun Art Retail Group Ltd.		511,372	521,800
Sun Hung Kai Properties Ltd.		385,281	5,838,286
Swire Pacific Ltd. (A Shares)		115,000	1,096,213
Swire Properties Ltd.		304,800	958,611
Techtronic Industries Co. Ltd.		348,500	2,723,533
Vitasoy International Holdings Ltd.		168,000	683,140
Wharf Holdings Ltd.		301,000	683,045
Wheelock and Co. Ltd.		216,000	1,335,875
Winteam Pharmaceutical Group Ltd.		578,000	258,092
Yuexiu Property Co. Ltd.		1,548,000	340,966

TOTAL HONG KONG			131,992,633

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		107,789	1,065,425
OTP Bank PLC		56,781	2,615,412
Richter Gedeon PLC		31,267	579,477

TOTAL HUNGARY			4,260,314

India - 2.3%
Adani Ports & Special Economic Zone Ltd. (a)		167,754	934,121
Ambuja Cements Ltd.		126,037	358,882
Ashok Leyland Ltd.		285,526	308,382
Asian Paints Ltd.		71,581	1,823,325
Aurobindo Pharma Ltd.		60,091	396,180
Avenue Supermarts Ltd. (a)(c)		27,548	772,963
Axis Bank Ltd.		508,834	5,268,301
Bajaj Auto Ltd.		17,847	815,716
Bajaj Finance Ltd.		44,487	2,520,943
Bajaj Finserv Ltd.		10,083	1,154,783
Bandhan Bank Ltd. (c)		94,343	812,357
Bharat Forge Ltd.		59,479	379,717
Bharat Petroleum Corp. Ltd.		159,433	1,179,912
Bharti Airtel Ltd.		498,686	2,626,226
Bharti Infratel Ltd.		78,312	209,146
Bosch Ltd.		1,636	352,328
Britannia Industries Ltd.		12,318	566,266
Cipla Ltd. (a)		78,426	515,578
Coal India Ltd.		290,747	848,748
Container Corp. of India Ltd.		47,207	390,885
Dabur India Ltd.		115,057	748,013
Divi's Laboratories Ltd.		18,906	467,109
Dr. Reddy's Laboratories Ltd.		26,503	1,039,802
Eicher Motors Ltd.		3,207	1,016,041
GAIL India Ltd. (a)		384,414	742,943
Glenmark Pharmaceuticals Ltd.		47,236	209,764
Godrej Consumer Products Ltd.		79,746	831,846
Grasim Industries Ltd.		71,738	776,653
Havells India Ltd.		68,633	668,226
HCL Technologies Ltd.		128,509	2,105,658
HDFC Standard Life Insurance Co. Ltd. (c)		122,365	1,078,340
Hero Motocorp Ltd.		24,995	951,178
Hindalco Industries Ltd.		261,027	689,521
Hindustan Petroleum Corp. Ltd.		133,784	611,130
Hindustan Unilever Ltd.		158,599	4,857,584
Housing Development Finance Corp. Ltd.		398,455	11,949,825
ICICI Bank Ltd.		601,812	3,923,354
ICICI Lombard General Insurance Co. Ltd. (c)		29,522	556,263
Indiabulls Housing Finance Ltd.		61,920	179,550
Indian Oil Corp. Ltd.		452,861	934,726
Infosys Ltd.		740,682	7,117,157
Infosys Ltd. sponsored ADR		101,024	968,820
InterGlobe Aviation Ltd. (a)(c)		22,959	470,172
ITC Ltd.		840,576	3,048,409
JSW Steel Ltd.		228,570	732,882
Larsen & Toubro Ltd.		121,857	2,526,470
LIC Housing Finance Ltd.		67,366	391,006
Lupin Ltd. (a)		50,688	531,991
Mahindra & Mahindra Financial Services Ltd.		99,539	493,977
Mahindra & Mahindra Ltd.		210,589	1,797,239
Marico Ltd.		97,423	502,086
Maruti Suzuki India Ltd.		26,754	2,848,548
Motherson Sumi Systems Ltd. (a)		207,788	359,576
Nestle India Ltd.		5,448	1,145,747
NTPC Ltd.		608,459	1,048,501
Oil & Natural Gas Corp. Ltd.		640,746	1,277,921
Page Industries Ltd.		1,305	472,791
Petronet LNG Ltd.		137,881	555,974
Pidilite Industries Ltd. (a)		26,625	525,367
Piramal Enterprises Ltd.		22,759	539,041
Power Grid Corp. of India Ltd.		425,974	1,190,337
Rec Ltd.		136,013	267,378
Reliance Industries Ltd.		696,445	14,344,276
Shree Cement Ltd.		1,756	491,907
Shriram Transport Finance Co. Ltd.		43,406	695,274
State Bank of India (a)		471,957	2,074,113
Sun Pharmaceutical Industries Ltd.		208,483	1,272,644
Tata Consultancy Services Ltd.		220,323	7,016,848
Tata Motors Ltd. (a)		366,583	905,804
Tata Power Co. Ltd.		211,281	176,347
Tata Steel Ltd.		79,262	424,091
Tech Mahindra Ltd.		112,135	1,166,785
Titan Co. Ltd.		73,461	1,377,227
Ultratech Cemco Ltd.		25,199	1,470,508
United Spirits Ltd. (a)		66,793	587,152
UPL Ltd. (a)		135,724	1,139,670
Vedanta Ltd.		496,535	1,035,584
Vodafone Idea Ltd. (a)		1,707,982	93,602
Wipro Ltd.		284,217	1,040,044
Yes Bank Ltd.		377,959	374,024
Zee Entertainment Enterprises Ltd. (a)		176,111	643,998

TOTAL INDIA			121,713,573

Indonesia - 0.5%
PT Adaro Energy Tbk		3,349,900	312,323
PT Astra International Tbk		5,129,700	2,537,154
PT Bank Central Asia Tbk		2,354,300	5,269,695
PT Bank Mandiri (Persero) Tbk		4,550,300	2,274,556
PT Bank Negara Indonesia (Persero) Tbk		1,734,600	946,888
PT Bank Rakyat Indonesia Tbk		13,450,300	4,030,184
PT Bank Tabungan Negara Tbk		699,600	92,594
PT Barito Pacific Tbk		5,410,700	366,176
PT Bumi Serpong Damai Tbk (a)		1,279,200	128,814
PT Charoen Pokphand Indonesia Tbk		1,604,600	719,630
PT Gudang Garam Tbk		102,900	410,954
PT Hanjaya Mandala Sampoerna Tbk		2,152,000	326,291
PT Indah Kiat Pulp & Paper Tbk		625,900	324,001
PT Indocement Tunggal Prakarsa Tbk		403,300	574,569
PT Indofood CBP Sukses Makmur Tbk		668,000	553,056
PT Indofood Sukses Makmur Tbk		968,900	530,961
PT Jasa Marga Tbk		435,096	168,829
PT Kalbe Farma Tbk		5,104,700	579,683
PT Pabrik Kertas Tjiwi Kimia Tbk		262,600	197,671
PT Pakuwon Jati Tbk		3,007,600	133,847
PT Perusahaan Gas Negara Tbk Series B		2,587,100	388,244
PT Semen Gresik (Persero) Tbk		666,000	600,656
PT Surya Citra Media Tbk		1,007,600	87,536
PT Tambang Batubara Bukit Asam Tbk		547,200	87,621
PT Telekomunikasi Indonesia Tbk Series B		12,422,200	3,625,057
PT Unilever Indonesia Tbk		418,200	1,302,144
PT United Tractors Tbk		476,400	735,338

TOTAL INDONESIA			27,304,472

Ireland - 0.4%
AIB Group PLC		183,622	588,167
Bank Ireland Group PLC		236,569	1,137,701
CRH PLC		177,238	6,453,197
CRH PLC sponsored ADR		20,984	765,916
DCC PLC (United Kingdom)		22,703	2,127,987
James Hardie Industries PLC CDI		114,074	1,959,131
Kerry Group PLC Class A		38,873	4,699,688
Kingspan Group PLC (Ireland)		35,915	1,861,002
Paddy Power Betfair PLC (Ireland)		18,246	1,884,795
Smurfit Kappa Group PLC		53,481	1,783,456

TOTAL IRELAND			23,261,040

Isle of Man - 0.0%
Gaming VC Holdings SA		138,397	1,595,526
NEPI Rockcastle PLC		83,074	722,956

TOTAL ISLE OF MAN			2,318,482

Israel - 0.4%
Azrieli Group		9,413	725,114
Bank Hapoalim BM (Reg.)		284,938	2,279,051
Bank Leumi le-Israel BM		361,875	2,634,656
Check Point Software Technologies Ltd. (a)		30,629	3,443,006
CyberArk Software Ltd. (a)		8,618	875,416
Elbit Systems Ltd. (Israel)		5,484	898,583
Israel Chemicals Ltd.		188,795	838,327
Israel Discount Bank Ltd. (Class A)		280,350	1,280,664
Mizrahi Tefahot Bank Ltd.		29,981	743,475
NICE Systems Ltd. (a)		12,711	2,009,553
NICE Systems Ltd. sponsored ADR (a)		1,661	262,089
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)(b)		269,692	2,197,990
Wix.com Ltd. (a)		11,882	1,450,436

TOTAL ISRAEL			19,638,360

Italy - 1.2%
Assicurazioni Generali SpA		254,159	5,151,950
Atlantia SpA		120,943	2,986,414
Davide Campari-Milano SpA		135,826	1,244,464
Enel SpA		1,971,918	15,283,083
Eni SpA		620,579	9,414,799
FinecoBank SpA		145,262	1,636,308
Intesa Sanpaolo SpA		3,632,008	9,101,181
Leonardo SpA		95,520	1,109,013
Mediobanca SpA		157,528	1,871,109
Moncler SpA		42,185	1,625,070
Pirelli & C. SpA (c)		85,962	496,816
Poste Italiane SpA (c)		122,158	1,482,322
Prysmian SpA		57,854	1,336,304
Recordati SpA		26,149	1,098,607
Snam Rete Gas SpA		524,766	2,692,249
Telecom Italia SpA (a)		1,950,380	1,141,545
Terna SpA		353,064	2,332,707
UniCredit SpA		494,163	6,265,359

TOTAL ITALY			66,269,300

Japan - 16.1%
ABC-MART, Inc.		7,200	493,671
ACOM Co. Ltd.		85,300	342,705
Advantest Corp.		45,600	2,075,187
AEON Co. Ltd.		165,900	3,337,969
AEON Financial Service Co. Ltd.		24,700	376,438
AEON MALL Co. Ltd.		24,070	385,097
Agc, Inc.		43,800	1,540,012
Air Water, Inc.		32,100	600,944
Aisin Seiki Co. Ltd.		39,100	1,560,474
Ajinomoto Co., Inc.		111,800	2,125,563
Alfresa Holdings Corp.		46,100	1,029,360
All Nippon Airways Ltd.		25,500	875,631
Alps Electric Co. Ltd.		48,200	1,033,341
Amada Holdings Co. Ltd.		74,800	851,831
Aozora Bank Ltd.		26,400	677,381
Asahi Group Holdings		89,100	4,461,902
ASAHI INTECC Co. Ltd.		47,100	1,295,975
Asahi Kasei Corp.		304,800	3,383,690
Astellas Pharma, Inc.		461,500	7,920,583
Bandai Namco Holdings, Inc.		50,200	3,086,757
Bank of Kyoto Ltd.		11,600	459,134
Benesse Holdings, Inc.		16,800	449,732
Bridgestone Corp.		138,800	5,767,129
Brother Industries Ltd.		62,200	1,168,989
Calbee, Inc.		18,200	608,348
Canon, Inc.		240,600	6,601,997
Casio Computer Co. Ltd.		40,500	657,460
Central Japan Railway Co.		35,500	7,282,258
Chiba Bank Ltd.		133,000	722,902
Chubu Electric Power Co., Inc.		161,300	2,419,862
Chugai Pharmaceutical Co. Ltd.		54,600	4,594,907
Chugoku Electric Power Co., Inc.		59,800	796,642
Coca-Cola West Co. Ltd.		28,600	649,337
Concordia Financial Group Ltd.		310,900	1,267,830
Credit Saison Co. Ltd.		35,500	514,066
CyberAgent, Inc.		23,100	750,787
Dai Nippon Printing Co. Ltd.		61,800	1,650,586
Dai-ichi Mutual Life Insurance Co.		263,200	4,290,006
Daicel Chemical Industries Ltd.		56,600	505,972
Daifuku Co. Ltd.		24,600	1,305,319
Daiichi Sankyo Kabushiki Kaisha		139,200	9,152,928
Daikin Industries Ltd.		61,700	8,635,510
Dainippon Sumitomo Pharma Co. Ltd.		39,300	685,909
Daito Trust Construction Co. Ltd.		17,200	2,279,352
Daiwa House Industry Co. Ltd.		135,100	4,650,832
Daiwa House REIT Investment Corp.		410	1,193,839
Daiwa Securities Group, Inc.		402,500	1,809,159
DENSO Corp.		104,100	4,833,355
Dentsu, Inc.		51,500	1,841,113
Disco Corp.		6,100	1,331,249
East Japan Railway Co.		75,400	6,844,890
Eisai Co. Ltd.		60,400	4,372,296
Electric Power Development Co. Ltd.		35,900	871,667
FamilyMart Co. Ltd.		60,700	1,505,736
Fanuc Corp.		47,900	9,448,242
Fast Retailing Co. Ltd.		14,300	8,818,697
Fuji Electric Co. Ltd.		34,100	1,083,754
Fujifilm Holdings Corp.		86,200	3,784,374
Fujitsu Ltd.		46,600	4,130,113
Fukuoka Financial Group, Inc.		38,000	732,539
GMO Payment Gateway, Inc.		9,300	685,402
Hakuhodo DY Holdings, Inc.		66,400	990,868
Hamamatsu Photonics K.K.		33,100	1,285,249
Hankyu Hanshin Holdings, Inc.		57,700	2,308,981
Hikari Tsushin, Inc.		4,900	1,074,064
Hino Motors Ltd.		57,600	544,569
Hirose Electric Co. Ltd.		8,983	1,131,589
Hisamitsu Pharmaceutical Co., Inc.		13,200	614,318
Hitachi Chemical Co. Ltd.		24,600	809,827
Hitachi Construction Machinery Co. Ltd.		23,400	604,005
Hitachi High-Technologies Corp.		15,300	951,901
Hitachi Ltd.		237,900	8,879,014
Hitachi Metals Ltd.		47,100	591,120
Honda Motor Co. Ltd.		399,300	10,802,660
Hoshizaki Corp.		12,100	1,028,528
Hoya Corp.		94,400	8,342,810
Hulic Co. Ltd.		64,100	695,918
Idemitsu Kosan Co. Ltd.		45,393	1,334,340
IHI Corp.		32,300	795,974
Iida Group Holdings Co. Ltd.		42,200	702,930
INPEX Corp.		253,800	2,346,251
Isetan Mitsukoshi Holdings Ltd.		95,300	760,034
Isuzu Motors Ltd.		132,000	1,533,828
Itochu Corp.		328,000	6,857,786
ITOCHU Techno-Solutions Corp.		22,600	608,636
J. Front Retailing Co. Ltd.		53,200	676,486
Japan Airlines Co. Ltd.		29,800	928,630
Japan Airport Terminal Co. Ltd.		10,900	538,423
Japan Exchange Group, Inc.		128,500	2,121,343
Japan Post Bank Co. Ltd.		89,400	889,309
Japan Post Holdings Co. Ltd.		370,800	3,403,659
Japan Prime Realty Investment Corp.		169	812,211
Japan Real Estate Investment Corp.		305	2,081,872
Japan Retail Fund Investment Corp.		668	1,557,018
Japan Tobacco, Inc.		290,600	6,568,348
JFE Holdings, Inc.		112,600	1,408,361
JGC Corp.		53,700	776,687
JSR Corp.		41,400	777,233
JTEKT Corp.		44,500	567,570
JX Holdings, Inc.		778,500	3,638,896
Kajima Corp.		119,500	1,642,238
Kakaku.com, Inc.		29,900	694,275
Kamigumi Co. Ltd.		29,400	664,768
Kaneka Corp.		11,000	366,174
Kansai Electric Power Co., Inc.		168,700	1,968,076
Kansai Paint Co. Ltd.		42,600	1,026,014
Kao Corp.		121,300	9,752,361
Kawasaki Heavy Industries Ltd.		32,400	777,546
KDDI Corp.		432,100	11,956,702
Keihan Electric Railway Co., Ltd.		23,000	1,085,989
Keihin Electric Express Railway Co. Ltd.		48,600	967,414
Keio Corp.		24,700	1,528,028
Keisei Electric Railway Co.		32,900	1,345,132
Keyence Corp.		22,420	14,176,086
Kikkoman Corp.		33,600	1,616,250
Kintetsu Group Holdings Co. Ltd.		39,500	2,152,985
Kirin Holdings Co. Ltd.		200,000	4,242,873
Kobayashi Pharmaceutical Co. Ltd.		13,100	1,047,476
Kobe Steel Ltd.		64,900	348,936
Koito Manufacturing Co. Ltd.		27,300	1,428,151
Komatsu Ltd.		222,000	5,198,111
Konami Holdings Corp.		21,900	961,384
Konica Minolta, Inc.		100,500	737,650
Kose Corp.		8,800	1,560,188
Kubota Corp.		250,400	3,977,168
Kuraray Co. Ltd.		77,300	919,662
Kurita Water Industries Ltd.		22,800	656,358
Kyocera Corp.		78,200	5,130,457
Kyowa Hakko Kirin Co., Ltd.		59,000	1,085,601
Kyushu Electric Power Co., Inc.		102,700	1,026,330
Kyushu Railway Co.		38,200	1,262,035
Lawson, Inc.		13,100	722,680
LINE Corp. (a)		15,400	566,519
Lion Corp.		50,200	1,050,559
LIXIL Group Corp.		67,900	1,262,798
M3, Inc.		108,800	2,607,214
Makita Corp.		57,100	1,920,322
Marubeni Corp.		398,600	2,805,378
Marui Group Co. Ltd.		44,600	991,474
Maruichi Steel Tube Ltd.		12,500	341,354
Mazda Motor Corp.		149,900	1,376,130
McDonald's Holdings Co. (Japan) Ltd.		13,900	697,677
Mebuki Financial Group, Inc.		246,840	627,125
Medipal Holdings Corp.		45,100	1,030,424
Meiji Holdings Co. Ltd.		28,200	2,032,596
Mercari, Inc. (a)		17,800	401,329
Minebea Mitsumi, Inc.		85,200	1,618,080
Misumi Group, Inc.		73,200	1,840,157
Mitsubishi Chemical Holdings Corp.		320,900	2,445,651
Mitsubishi Corp.		331,700	8,436,596
Mitsubishi Electric Corp.		437,000	6,243,616
Mitsubishi Estate Co. Ltd.		283,900	5,512,027
Mitsubishi Gas Chemical Co., Inc.		36,100	509,260
Mitsubishi Heavy Industries Ltd.		77,500	3,136,376
Mitsubishi Materials Corp.		33,700	969,045
Mitsubishi Motors Corp. of Japan		181,900	830,519
Mitsubishi Tanabe Pharma Corp.		58,000	694,161
Mitsubishi UFJ Financial Group, Inc.		2,995,100	15,527,462
Mitsubishi UFJ Lease & Finance Co. Ltd.		89,100	546,984
Mitsui & Co. Ltd.		409,900	7,039,607
Mitsui Chemicals, Inc.		52,200	1,241,392
Mitsui Fudosan Co. Ltd.		216,100	5,528,451
Mitsui OSK Lines Ltd.		25,100	683,687
Mizuho Financial Group, Inc.		5,845,600	9,075,157
MonotaRO Co. Ltd.		28,000	845,897
MS&AD Insurance Group Holdings, Inc.		114,500	3,697,347
Murata Manufacturing Co. Ltd.		141,600	7,709,863
Nabtesco Corp.		25,000	795,870
Nagoya Railroad Co. Ltd.		47,200	1,500,388
NEC Corp.		59,400	2,354,059
New Hampshire Foods Ltd.		18,900	794,100
Nexon Co. Ltd. (a)		120,100	1,391,748
NGK Insulators Ltd.		70,000	1,075,394
NGK Spark Plug Co. Ltd.		44,400	900,157
Nidec Corp.		55,400	8,156,309
Nikon Corp.		77,300	985,599
Nintendo Co. Ltd.		27,400	10,049,978
Nippon Building Fund, Inc.		311	2,359,436
Nippon Electric Glass Co. Ltd.		18,800	423,499
Nippon Express Co. Ltd.		19,100	1,089,762
Nippon Paint Holdings Co. Ltd.		34,800	1,895,226
Nippon Prologis REIT, Inc.		468	1,307,257
Nippon Steel & Sumitomo Metal Corp.		189,770	2,769,795
Nippon Telegraph & Telephone Corp.		158,500	7,868,402
Nippon Yusen KK		48,600	873,103
Nissan Chemical Corp.		30,000	1,231,736
Nissan Motor Co. Ltd.		559,900	3,533,294
Nisshin Seifun Group, Inc.		56,295	1,116,004
Nissin Food Holdings Co. Ltd.		15,200	1,148,153
Nitori Holdings Co. Ltd.		20,200	3,074,665
Nitto Denko Corp.		41,000	2,268,354
NKSJ Holdings, Inc.		82,750	3,252,578
Nomura Holdings, Inc.		828,600	3,765,974
Nomura Real Estate Holdings, Inc.		26,200	620,924
Nomura Real Estate Master Fund, Inc.		1,011	1,932,587
Nomura Research Institute Ltd.		86,606	1,838,707
NSK Ltd.		101,700	945,648
NTT Data Corp.		149,000	1,956,497
NTT DOCOMO, Inc.		321,900	8,824,927
Obayashi Corp.		154,900	1,594,138
OBIC Co. Ltd.		15,400	1,928,160
Odakyu Electric Railway Co. Ltd.		74,900	1,823,229
Oji Holdings Corp.		209,900	1,085,234
Olympus Corp.		279,300	3,800,265
OMRON Corp.		46,100	2,696,933
Ono Pharmaceutical Co. Ltd.		97,600	1,838,477
Oracle Corp. Japan		8,200	720,749
Oriental Land Co. Ltd.		49,400	7,242,087
ORIX Corp.		323,400	5,082,197
Osaka Gas Co. Ltd.		89,800	1,756,010
Otsuka Corp.		23,200	935,377
Otsuka Holdings Co. Ltd.		95,900	3,998,096
Pan Pacific International Hold		103,500	1,629,229
Panasonic Corp.		548,200	4,607,281
Park24 Co. Ltd.		26,100	616,390
PeptiDream, Inc. (a)		21,600	1,084,184
Persol Holdings Co., Ltd.		40,200	772,162
Pigeon Corp.		25,900	1,264,395
Pola Orbis Holdings, Inc.		20,100	453,573
Rakuten, Inc.		209,900	2,001,066
Recruit Holdings Co. Ltd.		331,600	11,020,409
Renesas Electronics Corp. (a)		174,900	1,184,017
Resona Holdings, Inc.		516,400	2,245,598
Ricoh Co. Ltd.		176,800	1,574,512
Rinnai Corp.		7,200	529,224
ROHM Co. Ltd.		24,700	1,956,952
Ryohin Keikaku Co. Ltd.		61,200	1,362,451
Sankyo Co. Ltd. (Gunma)		9,000	314,979
Santen Pharmaceutical Co. Ltd.		92,100	1,631,399
SBI Holdings, Inc. Japan		60,730	1,320,777
Secom Co. Ltd.		49,700	4,605,373
Sega Sammy Holdings, Inc.		39,100	550,258
Seibu Holdings, Inc.		49,300	870,145
Seiko Epson Corp.		61,300	866,846
Sekisui Chemical Co. Ltd.		100,400	1,750,549
Sekisui House Ltd.		155,700	3,357,574
Seven & i Holdings Co. Ltd.		182,400	6,891,128
Seven Bank Ltd.		143,000	414,580
SG Holdings Co. Ltd.		38,100	943,503
Sharp Corp.		48,100	551,763
Shimadzu Corp.		53,200	1,420,765
Shimamura Co. Ltd.		5,000	423,515
SHIMANO, Inc.		17,700	2,946,178
SHIMIZU Corp.		154,700	1,442,115
Shin-Etsu Chemical Co. Ltd.		89,100	9,934,760
Shinsei Bank Ltd.		40,900	637,621
Shionogi & Co. Ltd.		68,500	4,111,568
Shiseido Co. Ltd.		96,300	7,939,738
Shizuoka Bank Ltd.		131,100	996,200
Showa Denko K.K.		31,600	886,599
SMC Corp.		13,700	5,918,965
SoftBank Corp.		408,900	5,609,010
SoftBank Corp.		403,000	15,501,965
Sohgo Security Services Co., Ltd.		18,300	994,016
Sony Corp.		310,500	18,899,871
Sony Financial Holdings, Inc.		33,200	714,246
Stanley Electric Co. Ltd.		28,700	794,223
Subaru Corp.		150,600	4,315,822
Sumco Corp.		61,100	1,014,924
Sumitomo Chemical Co. Ltd.		391,300	1,789,955
Sumitomo Corp.		285,000	4,629,084
Sumitomo Electric Industries Ltd.		193,000	2,646,755
Sumitomo Heavy Industries Ltd.		23,800	739,276
Sumitomo Metal Mining Co. Ltd.		59,500	1,990,257
Sumitomo Mitsui Financial Group, Inc.		321,800	11,424,929
Sumitomo Mitsui Trust Holdings, Inc.		82,900	3,021,324
Sumitomo Realty & Development Co. Ltd.		82,600	2,998,237
Sumitomo Rubber Industries Ltd.		36,900	489,064
Sundrug Co. Ltd.		16,500	545,997
Suntory Beverage & Food Ltd.		33,300	1,423,602
Suzuken Co. Ltd.		17,730	946,674
Suzuki Motor Corp.		88,500	4,178,449
Sysmex Corp.		40,400	2,636,022
T&D Holdings, Inc.		150,600	1,677,344
Taiheiyo Cement Corp.		26,100	738,343
Taisei Corp.		52,600	2,074,198
Taisho Pharmaceutical Holdings Co. Ltd.		9,400	669,040
Taiyo Nippon Sanso Corp.		30,400	711,655
Takeda Pharmaceutical Co. Ltd.		364,596	13,173,976
TDK Corp.		33,200	3,275,970
Teijin Ltd.		37,800	757,449
Terumo Corp.		156,500	5,107,648
THK Co. Ltd.		26,400	759,140
Tobu Railway Co. Ltd.		50,400	1,681,843
Toho Co. Ltd.		27,000	1,090,408
Toho Gas Co. Ltd.		18,300	712,759
Tohoku Electric Power Co., Inc.		103,400	1,062,722
Tokio Marine Holdings, Inc.		155,400	8,401,797
Tokyo Century Corp.		9,700	447,905
Tokyo Electric Power Co., Inc. (a)		369,800	1,712,598
Tokyo Electron Ltd.		38,600	7,820,305
Tokyo Gas Co. Ltd.		95,000	2,319,048
Tokyu Corp.		125,900	2,381,224
Tokyu Fudosan Holdings Corp.		134,900	894,779
Toppan Printing Co. Ltd.		72,600	1,342,761
Toray Industries, Inc.		343,900	2,430,391
Toshiba Corp.		127,300	4,353,174
Tosoh Corp.		57,200	783,212
Toto Ltd.		37,500	1,530,969
Toyo Seikan Group Holdings Ltd.		33,400	527,833
Toyo Suisan Kaisha Ltd.		21,600	909,468
Toyoda Gosei Co. Ltd.		12,600	294,773
Toyota Industries Corp.		34,600	2,076,086
Toyota Motor Corp.		554,682	38,484,327
Toyota Tsusho Corp.		50,000	1,724,927
Trend Micro, Inc.		32,800	1,655,555
Tsuruha Holdings, Inc.		8,200	922,406
Unicharm Corp.		99,200	3,361,975
United Urban Investment Corp.		639	1,289,139
USS Co. Ltd.		56,000	1,084,619
Welcia Holdings Co. Ltd.		10,900	626,317
West Japan Railway Co.		40,500	3,519,061
Yahoo! Japan Corp.		671,800	2,068,283
Yakult Honsha Co. Ltd.		31,600	1,810,987
Yamada Denki Co. Ltd.		138,500	669,437
Yamaha Corp.		37,500	1,746,347
Yamaha Motor Co. Ltd.		74,800	1,464,056
Yamato Holdings Co. Ltd.		71,500	1,199,243
Yamazaki Baking Co. Ltd.		25,900	441,561
Yaskawa Electric Corp.		60,700	2,308,892
Yokogawa Electric Corp.		61,600	1,128,692
Yokohama Rubber Co. Ltd.		27,700	618,686
Zozo, Inc. (b)		48,600	1,132,037

TOTAL JAPAN			860,725,798

Korea (South) - 2.9%
AMOREPACIFIC Corp.		7,335	1,203,394
AMOREPACIFIC Group, Inc.		6,549	473,426
BGF Retail Co. Ltd.		1,772	269,520
BS Financial Group, Inc.		56,847	337,597
Celltrion Healthcare Co. Ltd.		10,675	502,604
Celltrion Pharm, Inc. (a)		3,269	111,733
Celltrion, Inc. (a)		21,670	3,703,356
Cheil Industries, Inc.		22,210	1,897,820
Cheil Worldwide, Inc.		16,169	341,952
CJ CheilJedang Corp.		1,847	360,628
CJ Corp.		3,234	227,706
CJ O Shopping Co. Ltd.		2,363	333,161
Daelim Industrial Co.		6,053	470,672
Daewoo Engineering & Construction Co. Ltd. (a)		29,404	109,421
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		7,280	175,112
Db Insurance Co. Ltd.		10,806	466,297
Doosan Bobcat, Inc.		13,707	368,943
E-Mart Co. Ltd.		4,486	427,406
Fila Korea Ltd.		11,076	545,145
GS Engineering & Construction Corp.		13,408	354,021
GS Holdings Corp.		11,161	473,510
GS Retail Co. Ltd.		5,082	166,101
Hana Financial Group, Inc.		76,599	2,205,766
Hankook Tire Co. Ltd.		16,358	434,009
Hanmi Pharm Co. Ltd.		1,440	410,360
Hanmi Science Co. Ltd.		5,265	196,151
Hanon Systems		42,794	424,177
Hanwha Chemical Corp.		23,437	327,436
Hanwha Corp.		21,811	442,635
Hanwha Life Insurance Co. Ltd.		54,059	103,010
HDC Hyundai Development Co.		5,741	151,829
HLB, Inc. (a)		7,797	1,119,292
Hotel Shilla Co.		7,152	473,626
Hyundai Department Store Co. Ltd.		2,554	161,277
Hyundai Engineering & Construction Co. Ltd.		22,774	835,813
Hyundai Fire & Marine Insurance Co. Ltd.		12,533	270,410
Hyundai Glovis Co. Ltd.		4,091	527,853
Hyundai Heavy Industries Co. Ltd. (a)		10,777	1,123,477
Hyundai Mobis		16,753	3,407,031
Hyundai Motor Co.		34,174	3,562,560
Hyundai Robotics Co. Ltd.		2,103	613,672
Hyundai Steel Co.		17,134	465,578
Industrial Bank of Korea		60,686	611,895
ING Life Insurance Korea Ltd. (c)		6,682	159,871
Kakao Corp.		12,089	1,461,683
Kangwon Land, Inc.		25,343	678,894
KB Financial Group, Inc.		99,039	3,544,509
KCC Corp.		1,405	271,326
Kia Motors Corp.		63,782	2,319,018
Korea Aerospace Industries Ltd.		16,574	538,167
Korea Electric Power Corp. (a)		58,416	1,269,547
Korea Express Co. Ltd. (a)		1,631	219,503
Korea Gas Corp.		5,640	189,399
Korea Investment Holdings Co. Ltd.		9,403	544,757
Korea Zinc Co. Ltd.		1,818	674,979
Korean Air Lines Co. Ltd.		13,030	277,236
KT&G Corp.		30,121	2,573,806
Kumho Petro Chemical Co. Ltd.		4,158	248,708
LG Chemical Ltd.		11,347	2,981,485
LG Corp.		24,166	1,433,081
LG Display Co. Ltd. (a)		66,252	772,069
LG Electronics, Inc.		25,130	1,436,564
LG Household & Health Care Ltd.		2,505	2,699,164
LG Innotek Co. Ltd.		2,794	288,881
LG Telecom Ltd.		21,253	244,258
Lotte Chemical Corp.		4,760	923,293
Lotte Confectionery Co. Ltd.		5,539	172,755
Lotte Shopping Co. Ltd.		2,579	274,364
Medy-Tox, Inc.		1,035	291,851
Meritz Securities Co. Ltd.		83,365	321,268
Mirae Asset Daewoo Co. Ltd.		105,580	645,051
NAVER Corp.		34,933	4,895,378
NCSOFT Corp.		4,241	1,869,926
Netmarble Corp. (a)(c)		5,632	432,642
Oci Co. Ltd.		4,157	223,428
Orion Corp./Republic of Korea		4,729	428,333
Ottogi Corp.		294	141,939
Pearl Abyss Corp. (a)		1,502	277,994
POSCO		19,631	3,541,142
POSCO Chemtech Co. Ltd.		5,667	232,677
Posco International Corp.		9,051	141,145
S-Oil Corp.		11,612	989,256
S1 Corp.		4,192	335,635
Samsung Biologics Co. Ltd. (a)(c)		4,033	1,373,293
Samsung Card Co. Ltd.		4,849	139,012
Samsung Electro-Mechanics Co. Ltd.		15,697	1,515,659
Samsung Electronics Co. Ltd.		1,154,600	49,724,291
Samsung Engineering Co. Ltd. (a)		35,943	546,690
Samsung Fire & Marine Insurance Co. Ltd.		7,157	1,324,023
Samsung Heavy Industries Co. Ltd. (a)		93,992	582,285
Samsung Life Insurance Co. Ltd.		17,128	1,033,280
Samsung SDI Co. Ltd.		13,968	2,715,327
Samsung SDS Co. Ltd.		8,140	1,401,542
Samsung Securities Co. Ltd.		17,400	499,568
Shinhan Financial Group Co. Ltd.		111,598	4,042,317
Shinsegae Co. Ltd.		1,680	338,788
SillaJen, Inc. (a)		12,751	209,740
SK C&C Co. Ltd.		9,473	2,092,448
SK Energy Co. Ltd.		14,699	2,009,622
SK Hynix, Inc.		134,299	9,410,076
SK Telecom Co. Ltd.		5,047	1,025,559
STX Pan Ocean Co. Ltd. (Korea) (a)		45,991	172,718
ViroMed Co. Ltd.		4,850	401,166
Woongjin Coway Co. Ltd.		12,731	998,646
Woori Financial Group, Inc. (a)		117,090	1,175,612
Woori Investment & Securities Co. Ltd.		40,548	419,239
Yuhan Corp.		2,126	407,837

TOTAL KOREA (SOUTH)			155,711,102

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)		164,110	2,421,512
Aroundtown SA		221,594	1,869,890
Eurofins Scientific SA (b)		2,741	1,388,506
Globant SA (a)		8,474	790,285
Millicom International Cellular SA (depository receipt)		16,270	741,407
Reinet Investments SCA		33,218	623,383
RTL Group SA		10,533	535,214
SES SA (France) (depositary receipt)		87,119	1,687,736
Tenaris SA		112,900	1,145,359

TOTAL LUXEMBOURG			11,203,292

Malaysia - 0.5%
AirAsia Group BHD		476,300	217,462
Alliance Bank Malaysia Bhd		192,200	132,272
AMMB Holdings Bhd		353,700	337,382
Axiata Group Bhd		667,795	686,402
British American Tobacco (Malaysia) Bhd		36,800	165,672
Bumiputra-Commerce Holdings Bhd		1,121,513	1,407,522
Dialog Group Bhd		794,622	661,200
DiGi.com Bhd		782,800	879,124
Fraser & Neave Holdings BHD		33,000	272,904
Gamuda Bhd		467,100	417,679
Genting Bhd		570,100	791,932
Genting Malaysia Bhd		678,500	520,401
Genting Plantations Bhd		41,800	99,073
Hap Seng Consolidated Bhd		107,800	257,441
Hartalega Holdings Bhd		365,200	459,422
Hong Leong Bank Bhd		180,100	741,576
Hong Leong Credit Bhd		39,300	163,784
IHH Healthcare Bhd		504,000	686,895
IJM Corp. Bhd		563,100	289,514
IOI Corp. Bhd		439,000	458,191
IOI Properties Group Bhd		182,150	45,276
Kuala Lumpur Kepong Bhd		87,100	451,601
Malayan Banking Bhd		915,820	1,883,322
Malaysia Airports Holdings Bhd		223,102	422,264
Maxis Bhd		654,600	842,887
MISC Bhd		337,800	672,829
Nestle (Malaysia) BHD		18,600	643,708
Petronas Chemicals Group Bhd		552,500	987,105
Petronas Dagangan Bhd		48,000	270,490
Petronas Gas Bhd		151,400	603,068
PPB Group Bhd		123,280	533,320
Press Metal Bhd		289,700	329,617
Public Bank Bhd		747,400	3,627,400
QL Resources Bhd		139,400	242,417
RHB Capital Bhd		483,474	665,067
RHB Capital Bhd (a)(d)		46,292	0
Sime Darby Bhd		1,052,085	570,452
Sime Darby Plantation Bhd		530,485	622,105
Sime Darby Property Bhd		763,685	132,418
SP Setia Bhd		518,035	149,841
Telekom Malaysia Bhd		290,626	261,168
Tenaga Nasional Bhd		751,100	2,487,454
Top Glove Corp. Bhd		347,600	361,631
Westports Holdings Bhd		201,800	206,441
YTL Corp. Bhd		791,122	164,502

TOTAL MALAYSIA			26,822,231

Mauritius - 0.0%
Golden Agri-Resources Ltd.		1,496,200	224,582
Mexico - 0.6%
Alfa SA de CV Series A		866,500	751,344
Alsea S.A.B. de CV (a)		114,100	304,401
America Movil S.A.B. de CV Series L		8,205,400	6,500,678
Banco Santander Mexico SA		462,360	620,838
CEMEX S.A.B. de CV unit		3,701,694	1,391,274
Coca-Cola FEMSA S.A.B. de CV unit		141,100	775,384
El Puerto de Liverpool S.A.B. Dcv Class C		47,470	241,884
Embotelladoras Arca S.A.B. de CV		95,000	530,744
Fibra Uno Administracion SA de CV		750,000	1,139,241
Fomento Economico Mexicano S.A.B. de CV unit		483,500	4,290,461
Gruma S.A.B. de CV Series B		43,225	453,563
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		96,900	1,015,922
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		57,485	942,639
Grupo Bimbo S.A.B. de CV Series A		356,200	661,793
Grupo Carso SA de CV Series A1		108,100	361,897
Grupo Financiero Banorte S.A.B. de CV Series O		635,400	3,468,250
Grupo Financiero Inbursa S.A.B. de CV Series O		497,300	617,860
Grupo Mexico SA de CV Series B		870,424	2,292,745
Grupo Televisa SA de CV		574,400	1,268,449
Industrias Penoles SA de CV		27,550	330,603
Infraestructura Energetica Nova S.A.B. de CV		123,100	544,132
Kimberly-Clark de Mexico SA de CV Series A		390,100	786,628
Megacable Holdings S.A.B. de CV unit		58,500	240,338
Mexichem S.A.B. de CV		234,237	505,455
Promotora y Operadora de Infraestructura S.A.B. de CV		50,620	468,241
Wal-Mart de Mexico SA de CV Series V		1,292,400	3,878,577

TOTAL MEXICO			34,383,341

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		562,500	561,473
HKT Trust/HKT Ltd. unit		991,860	1,542,997

TOTAL MULTI-NATIONAL			2,104,470

Netherlands - 3.3%
ABN AMRO Group NV GDR (c)		99,607	1,854,120
Adyen BV (a)(c)		2,460	1,726,846
AEGON NV		473,954	2,056,173
AerCap Holdings NV (a)		31,425	1,818,879
Airbus Group NV		141,556	20,307,399
Akzo Nobel NV		55,006	5,064,293
ASML Holding NV (Netherlands)		103,933	27,242,358
CNH Industrial NV		257,231	2,796,601
EXOR NV		25,646	1,965,597
Ferrari NV		29,870	4,778,895
Fiat Chrysler Automobiles NV (Italy)		268,830	4,175,978
Heineken Holding NV		28,018	2,668,620
Heineken NV (Bearer)		63,451	6,472,341
ING Groep NV (Certificaten Van Aandelen)		954,067	10,803,373
Koninklijke Ahold Delhaize NV		286,413	7,137,431
Koninklijke DSM NV		44,514	5,274,937
Koninklijke KPN NV		891,969	2,769,003
Koninklijke Philips Electronics NV		225,323	9,885,848
NN Group NV		77,972	2,971,497
NXP Semiconductors NV		70,144	7,973,970
Prosus NV (a)		118,999	8,206,052
QIAGEN NV (Germany) (a)		60,416	1,813,249
Randstad NV		32,726	1,811,826
STMicroelectronics NV (France)		170,433	3,868,203
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit		34,068	5,268,151
Unilever NV		354,685	20,945,971
Vopak NV		18,465	1,013,020
Wolters Kluwer NV		67,380	4,961,331
X5 Retail Group NV GDR		29,614	991,559

TOTAL NETHERLANDS			178,623,521

New Zealand - 0.2%
Auckland International Airport Ltd.		234,279	1,396,262
Fisher & Paykel Healthcare Corp.		136,122	1,669,564
Fletcher Building Ltd.		183,035	537,782
Meridian Energy Ltd.		284,440	838,441
Ryman Healthcare Group Ltd.		91,787	758,615
Spark New Zealand Ltd.		441,910	1,267,692
The a2 Milk Co. Ltd. (a)		176,761	1,467,533

TOTAL NEW ZEALAND			7,935,889

Norway - 0.4%
Aker Bp ASA		26,524	732,311
DNB ASA		233,632	4,245,245
Equinor ASA		248,165	4,590,276
Gjensidige Forsikring ASA		48,268	902,255
Marine Harvest ASA		105,393	2,569,457
Norsk Hydro ASA		346,340	1,223,814
Orkla ASA		177,849	1,708,452
Schibsted ASA (B Shares)		22,318	623,224
Telenor ASA		177,408	3,321,041
Yara International ASA		43,818	1,705,329

TOTAL NORWAY			21,621,404

Pakistan - 0.0%
Habib Bank Ltd.		112,000	92,127
MCB Bank Ltd.		63,800	70,879
Oil & Gas Development Co. Ltd.		109,100	90,317

TOTAL PAKISTAN			253,323

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		323,634	1,597,227
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR		58,448	896,592
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.		437,450	481,186
Aboitiz Power Corp.		309,600	243,534
Alliance Global Group, Inc.		995,800	224,867
Altus San Nicolas Corp. (d)		9,184	937
Ayala Corp.		83,510	1,412,954
Ayala Land, Inc.		1,764,700	1,685,235
Bank of the Philippine Islands (BPI)		221,056	422,032
BDO Unibank, Inc.		466,634	1,422,490
DMCI Holdings, Inc.		728,050	117,544
Globe Telecom, Inc.		8,285	296,404
GT Capital Holdings, Inc.		26,381	464,046
International Container Terminal Services, Inc.		252,370	589,578
JG Summit Holdings, Inc.		738,320	1,107,404
Jollibee Food Corp.		93,480	426,848
Manila Electric Co.		43,600	290,584
Megaworld Corp.		2,862,400	272,083
Metro Pacific Investments Corp.		2,681,200	253,144
Metropolitan Bank & Trust Co.		418,371	556,556
Philippine Long Distance Telephone Co.		21,415	460,522
Robinsons Land Corp.		411,306	205,996
Security Bank Corp.		37,860	148,444
SM Investments Corp.		57,103	1,156,819
SM Prime Holdings, Inc.		2,416,700	1,854,287
Universal Robina Corp.		192,850	572,527

TOTAL PHILIPPINES			14,666,021

Poland - 0.3%
Alior Bank SA (a)		21,218	149,723
Bank Millennium SA (a)		139,019	223,593
Bank Polska Kasa Opieki SA		45,063	1,271,457
Bank Zachodni WBK SA		10,131	830,495
BRE Bank SA (a)		3,270	326,773
CD Projekt RED SA		14,843	979,394
Cyfrowy Polsat SA		59,093	428,429
Dino Polska SA (a)(c)		11,496	448,328
Grupa Lotos SA		19,668	491,102
Jastrzebska Spolka Weglowa SA		10,517	53,292
KGHM Polska Miedz SA (Bearer) (a)		38,387	840,351
LPP SA		289	616,857
NG2 SA		6,517	190,360
Polish Oil & Gas Co. SA		388,105	477,836
Polska Grupa Energetyczna SA (a)		189,644	406,524
Polski Koncern Naftowy Orlen SA		74,083	2,024,332
Powszechna Kasa Oszczednosci Bank SA		216,964	2,164,728
Powszechny Zaklad Ubezpieczen SA		154,689	1,496,017
Telekomunikacja Polska SA (a)		162,069	265,120

TOTAL POLAND			13,684,711

Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)		82,039	1
Energias de Portugal SA		660,924	2,720,004
Galp Energia SGPS SA Class B		130,031	2,079,818
Jeronimo Martins SGPS SA		59,076	991,277

TOTAL PORTUGAL			5,791,100

Qatar - 0.2%
Barwa Real Estate Co. (a)		442,566	415,703
Industries Qatar QSC (a)		439,479	1,268,587
Masraf al Rayan (a)		990,594	1,020,249
Mesaieed Petrochemical Holding Co. (a)		1,004,003	689,373
Qatar Electricity & Water Co. (a)		112,508	488,225
Qatar Fuel Co. (a)		117,216	711,473
Qatar Insurance Co. SAQ (a)		422,529	356,266
Qatar Islamic Bank (a)		285,092	1,191,733
Qatar National Bank SAQ (a)		1,101,907	5,810,660
Qatar Telecom (Qtel) Q.S.C. (a)		152,074	304,900
The Commercial Bank of Qatar (a)		425,770	502,832

TOTAL QATAR			12,760,001

Russia - 1.0%
Alrosa Co. Ltd.		646,321	751,022
Gazprom OAO		2,023,772	8,209,749
Gazprom OAO sponsored ADR (Reg. S)		284,755	2,279,179
Inter Rao Ues JSC		9,111,000	613,818
Lukoil PJSC		90,592	8,369,142
Lukoil PJSC sponsored ADR		5,519	507,527
Magnit OJSC GDR (Reg. S)		92,741	1,053,538
Magnitogorsk Iron & Steel Works PJSC		503,100	286,611
MMC Norilsk Nickel PJSC		12,142	3,387,206
MMC Norilsk Nickel PJSC sponsored ADR		33,411	925,485
Mobile TeleSystems OJSC sponsored ADR		122,886	1,099,830
Moscow Exchange MICEX-RTS OAO (a)		284,835	422,127
NOVATEK OAO GDR (Reg. S)		22,463	4,807,082
Novolipetsk Steel OJSC		337,520	658,170
PhosAgro OJSC GDR (Reg. S)		21,935	275,942
Polyus PJSC		5,959	694,105
Rosneft Oil Co. OJSC		200,723	1,333,510
Rosneft Oil Co. OJSC GDR (Reg. S)		70,664	467,937
Sberbank of Russia		2,646,486	9,699,136
Severstal PAO		43,863	603,469
Severstal PAO GDR (Reg. S)		12,600	172,116
Surgutneftegas OJSC		843,000	565,309
Surgutneftegas OJSC sponsored ADR		79,195	522,687
Tatneft PAO		300,572	3,507,162
Tatneft PAO sponsored ADR		11,981	838,670
VTB Bank OJSC		663,220,334	445,681

TOTAL RUSSIA			52,496,210

Saudi Arabia - 0.6%
Advanced Polypropylene Co.		28,891	358,220
Al Rajhi Bank		295,943	4,766,274
Alinma Bank		181,733	1,015,685
Almarai Co. Ltd.		63,497	844,866
Bank Al-Jazira		104,626	363,790
Bank Albilad		93,270	616,776
Banque Saudi Fransi		133,237	1,197,261
Bupa Arabia for Cooperative Insurance Co.		4,697	134,511
Dar Al Arkan Real Estate Development Co. (a)		102,952	330,518
Emaar The Economic City (a)		73,027	182,456
Etihad Etisalat Co. (a)		94,095	563,521
Jarir Marketing Co.		14,671	619,653
National Commercial Bank		291,158	3,377,163
National Industrialization Co. (a)		54,972	179,121
Rabigh Refining & Petrochemical Co. (a)		60,654	325,079
Riyad Bank		293,249	1,735,895
SABIC		181,399	4,241,979
Sahara International Petrochemical Co.		92,660	406,189
Samba Financial Group		242,390	1,790,311
Saudi Airlines Catering Co.		7,462	172,110
Saudi Arabian Fertilizers Co.		41,950	873,609
Saudi Arabian Mining Co. (a)		103,297	1,167,851
Saudi Cement Co.		19,230	351,753
Saudi Electricity Co.		209,553	1,161,110
Saudi Industrial Investment Group		59,274	333,172
Saudi Kayan Petrochemical Co. (a)		195,620	533,087
Saudi Telecom Co.		97,718	2,496,169
The Co. for Cooperative Insurance (a)		16,759	315,044
The Saudi British Bank		91,817	798,132
The Savola Group (a)		67,055	552,489
Yanbu National Petrochemical Co.		56,339	748,122

TOTAL SAUDI ARABIA			32,551,916

Singapore - 0.9%
Ascendas Real Estate Investment Trust		574,700	1,338,507
BOC Aviation Ltd. Class A (c)		46,400	435,923
CapitaCommercial Trust (REIT)		594,746	895,678
CapitaLand Ltd.		667,500	1,764,352
CapitaMall Trust		602,400	1,123,985
City Developments Ltd.		128,000	1,013,657
ComfortDelgro Corp. Ltd.		571,100	964,407
DBS Group Holdings Ltd.		442,029	8,425,462
Genting Singapore Ltd.		1,586,500	1,094,549
Jardine Cycle & Carriage Ltd.		23,300	560,182
Keppel Corp. Ltd.		389,800	1,962,793
Oversea-Chinese Banking Corp. Ltd.		794,289	6,385,455
Sembcorp Industries Ltd.		224,900	377,583
Singapore Airlines Ltd.		117,900	814,898
Singapore Airport Terminal Service Ltd.		149,800	555,529
Singapore Exchange Ltd.		183,300	1,203,464
Singapore Press Holdings Ltd.		344,900	561,288
Singapore Technologies Engineering Ltd.		400,100	1,172,031
Singapore Telecommunications Ltd.		1,966,000	4,760,780
Suntec (REIT)		467,600	638,792
United Overseas Bank Ltd.		303,053	5,966,339
UOL Group Ltd.		111,077	636,014
Venture Corp. Ltd.		78,500	910,571
Wilmar International Ltd.		490,200	1,347,795
Yangzijiang Shipbuilding Holdings Ltd.		536,500	375,598

TOTAL SINGAPORE			45,285,632

South Africa - 1.2%
Anglo American Platinum Ltd.		11,853	884,576
AngloGold Ashanti Ltd.		98,986	2,189,403
Aspen Pharmacare Holdings Ltd.		82,263	574,352
Barclays Africa Group Ltd.		184,074	1,886,727
Bidcorp Ltd.		79,594	1,856,833
Bidvest Group Ltd.		62,270	849,168
Capitec Bank Holdings Ltd.		11,977	1,088,262
Clicks Group Ltd.		76,651	1,246,768
Discovery Ltd.		93,155	741,393
Exxaro Resources Ltd.		57,939	472,814
FirstRand Ltd.		845,382	3,653,317
Fortress (REIT) Ltd. Class A		358,853	498,958
Foschini Ltd.		64,753	745,642
Gold Fields Ltd.		199,116	1,236,586
Growthpoint Properties Ltd.		754,219	1,103,589
Investec Ltd.		57,258	325,575
Kumba Iron Ore Ltd.		14,770	359,688
Liberty Holdings Ltd.		25,827	198,901
Life Healthcare Group Holdings Ltd.		302,234	477,238
MMI Holdings Ltd.		199,312	266,444
Mr Price Group Ltd.		55,269	584,493
MTN Group Ltd.		405,980	2,514,521
MultiChoice Group Ltd. (a)		98,876	824,681
Naspers Ltd. Class N		107,273	15,180,054
Nedbank Group Ltd.		87,904	1,333,234
Netcare Ltd.		267,098	302,442
Old Mutual Ltd.		1,268,684	1,649,822
Pick 'n Pay Stores Ltd.		84,660	370,340
PSG Group Ltd.		31,873	498,118
Rand Merchant Insurance Holdings Ltd.		162,250	320,624
Redefine Properties Ltd.		1,135,358	566,533
Remgro Ltd.		140,878	1,615,428
RMB Holdings Ltd.		222,070	1,167,923
Sanlam Ltd.		462,106	2,433,392
Sappi Ltd.		115,021	295,345
Sasol Ltd.		134,396	2,436,423
Shoprite Holdings Ltd.		125,105	1,121,106
Spar Group Ltd.		51,576	692,993
Standard Bank Group Ltd.		321,810	3,694,410
Telkom SA Ltd.		55,896	255,759
Tiger Brands Ltd.		34,818	494,510
Truworths International Ltd.		99,616	353,160
Vodacom Group Ltd.		165,614	1,445,101
Woolworths Holdings Ltd.		260,514	991,162

TOTAL SOUTH AFRICA			61,797,808

Spain - 1.9%
ACS Actividades de Construccion y Servicios SA		65,489	2,657,423
Aena Sme SA (c)		16,154	2,963,724
Amadeus IT Holding SA Class A		108,120	7,999,691
Banco Bilbao Vizcaya Argentaria SA		1,641,790	8,647,033
Banco de Sabadell SA		1,352,173	1,483,648
Banco Santander SA (Spain)		3,946,428	15,818,815
Bankia SA		269,813	513,976
Bankinter SA		176,313	1,219,180
CaixaBank SA		857,372	2,458,600
Cellnex Telecom SA (a)		15,651	674,832
Cellnex Telecom SA (c)		46,506	2,005,222
Enagas SA		53,729	1,329,713
Endesa SA		79,370	2,159,921
Ferrovial SA		113,139	3,338,827
Gas Natural SDG SA		75,934	2,067,263
Grifols SA		73,901	2,380,341
Iberdrola SA		1,462,547	15,033,518
Inditex SA		264,953	8,259,283
MAPFRE SA (Reg.)		227,107	633,231
Red Electrica Corporacion SA		110,237	2,215,492
Repsol SA		357,594	5,893,049
Siemens Gamesa Renewable Energy SA		56,908	782,262
Telefonica SA		1,145,446	8,796,205

TOTAL SPAIN			99,331,249

Sweden - 1.6%
Alfa Laval AB		73,481	1,697,817
ASSA ABLOY AB (B Shares)		242,094	5,749,340
Atlas Copco AB:
(A Shares)		155,387	5,489,245
(B Shares)		108,921	3,373,994
Boliden AB		72,252	1,942,918
Electrolux AB (B Shares)		52,877	1,388,229
Epiroc AB:
Class A		136,384	1,533,944
Class B		124,924	1,358,474
Ericsson (B Shares)		755,553	6,602,620
Essity AB Class B		144,772	4,517,519
H&M Hennes & Mauritz AB (B Shares)		196,303	4,101,632
Hexagon AB (B Shares)		64,855	3,310,690
Husqvarna AB (B Shares)		112,844	863,185
ICA Gruppen AB		20,378	901,168
Industrivarden AB (C Shares)		41,596	899,925
Investor AB (B Shares)		110,054	5,636,226
Kinnevik AB (B Shares)		61,591	1,683,344
Lundbergfoeretagen AB		16,493	620,727
Lundin Petroleum AB		43,871	1,448,479
Sandvik AB		277,984	4,904,313
Securitas AB (B Shares)		78,713	1,258,665
Skandinaviska Enskilda Banken AB (A Shares)		387,860	3,716,438
Skanska AB (B Shares)		83,887	1,785,347
SKF AB (B Shares)		99,289	1,794,887
Svenska Handelsbanken AB (A Shares)		373,235	3,745,716
Swedbank AB (A Shares)		215,863	3,019,180
Swedish Match Co. AB		41,894	1,966,337
Tele2 AB (B Shares)		118,089	1,688,348
Telia Co. AB		651,914	2,866,053
Volvo AB (B Shares)		364,704	5,454,111

TOTAL SWEDEN			85,318,871

Switzerland - 6.1%
ABB Ltd. (Reg.)		451,966	9,491,281
Adecco SA (Reg.)		41,226	2,443,889
Alcon, Inc. (Switzerland) (a)		101,313	5,983,270
Baloise Holdings AG		11,984	2,213,365
Barry Callebaut AG		547	1,153,330
Clariant AG (Reg.)		54,672	1,120,042
Coca-Cola HBC AG		47,348	1,441,307
Compagnie Financiere Richemont SA Series A		127,285	10,002,206
Credit Suisse Group AG		631,211	7,813,051
Dufry AG		11,750	1,019,326
Ems-Chemie Holding AG		1,824	1,140,809
Galenica AG		11,909	1,871,759
Geberit AG (Reg.)		8,912	4,522,400
Givaudan SA		2,260	6,636,817
Julius Baer Group Ltd.		56,176	2,487,677
Kuehne & Nagel International AG		12,816	2,070,177
Lafargeholcim Ltd. (Reg.)		121,222	6,252,180
Lindt & Spruengli AG		22	1,801,926
Lindt & Spruengli AG (participation certificate)		269	1,998,753
Lonza Group AG		18,126	6,522,788
Nestle SA (Reg. S)		745,327	79,736,078
Novartis AG		523,114	45,707,230
Pargesa Holding SA		10,421	822,905
Partners Group Holding AG		4,646	3,622,608
Roche Holding AG (participation certificate)		171,720	51,680,161
Schindler Holding AG:
(participation certificate)		10,017	2,449,164
(Reg.)		4,633	1,095,201
SGS SA (Reg.)		1,336	3,477,798
Sika AG		30,547	5,248,572
Sonova Holding AG Class B		13,618	3,119,785
Straumann Holding AG		2,656	2,368,727
Swatch Group AG (Bearer)		5,691	1,574,904
Swatch Group AG (Bearer) (Reg.)		23,681	1,268,668
Swiss Life Holding AG		8,141	4,070,087
Swiss Prime Site AG		18,142	1,868,451
Swiss Re Ltd.		74,790	7,831,533
Swisscom AG		6,206	3,170,627
Temenos Group AG		16,064	2,291,949
UBS Group AG		937,202	11,058,319
Zurich Insurance Group Ltd.		36,408	14,227,353

TOTAL SWITZERLAND			324,676,473

Taiwan - 3.0%
Acer, Inc.		685,288	399,965
Advantech Co. Ltd.		78,591	776,942
ASE Technology Holding Co. Ltd.		910,840	2,358,658
Asia Cement Corp.		488,466	689,503
ASUSTeK Computer, Inc.		188,000	1,272,936
AU Optronics Corp.		1,880,000	478,422
Catcher Technology Co. Ltd.		173,000	1,463,506
Cathay Financial Holding Co. Ltd.		1,907,285	2,520,283
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)		65,594	11,399
Chang Hwa Commercial Bank		1,179,799	918,756
Cheng Shin Rubber Industry Co. Ltd.		388,899	610,165
Chicony Electronics Co. Ltd.		134,493	417,617
China Airlines Ltd.		509,490	151,354
China Development Finance Holding Corp.		2,843,800	885,832
China Life Insurance Co. Ltd. (a)		641,256	527,757
China Steel Corp.		2,832,426	2,177,861
Chinatrust Financial Holding Co. Ltd.		4,688,579	3,259,160
Chunghwa Telecom Co. Ltd.		913,000	3,352,876
Compal Electronics, Inc.		898,000	535,891
Delta Electronics, Inc.		468,621	2,058,994
E.SUN Financial Holdings Co. Ltd.		2,685,552	2,425,961
ECLAT Textile Co. Ltd.		46,941	630,282
EVA Airways Corp.		447,422	209,055
Evergreen Marine Corp. (Taiwan) (a)		415,048	170,113
Far Eastern Textile Ltd.		700,664	680,033
Far EasTone Telecommunications Co. Ltd.		431,000	1,031,641
Feng Tay Enterprise Co. Ltd.		84,379	569,941
First Financial Holding Co. Ltd.		2,619,278	1,919,498
Formosa Chemicals & Fibre Corp.		848,590	2,465,246
Formosa Petrochemical Corp.		293,000	930,936
Formosa Plastics Corp.		1,075,480	3,448,814
Formosa Taffeta Co. Ltd.		160,000	181,782
Foxconn Technology Co. Ltd.		198,535	424,437
Fubon Financial Holding Co. Ltd.		1,527,398	2,231,149
Giant Manufacturing Co. Ltd.		74,000	548,364
GlobalWafers Co. Ltd.		49,000	586,432
Highwealth Construction Corp.		152,480	233,735
HIWIN Technologies Corp.		54,202	464,746
Hon Hai Precision Industry Co. Ltd. (Foxconn)		3,021,990	7,986,504
Hotai Motor Co. Ltd.		76,000	1,340,678
Hua Nan Financial Holdings Co. Ltd.		2,197,630	1,578,074
Innolux Corp.		1,954,427	433,847
Inventec Corp.		531,280	384,986
Largan Precision Co. Ltd.		25,000	3,664,175
Lite-On Technology Corp.		488,910	804,751
MediaTek, Inc.		360,970	4,829,030
Mega Financial Holding Co. Ltd.		2,730,246	2,676,712
Micro-Star International Co. Ltd.		159,000	469,211
Nan Ya Plastics Corp.		1,256,780	2,967,019
Nanya Technology Corp.		300,000	688,570
Nien Made Enterprise Co. Ltd.		41,000	371,713
Novatek Microelectronics Corp.		127,000	816,185
Pegatron Corp.		441,000	857,476
Phison Electronics Corp.		33,000	300,266
Pou Chen Corp.		599,000	800,356
Powertech Technology, Inc.		164,000	516,231
President Chain Store Corp.		160,000	1,594,859
Quanta Computer, Inc.		756,000	1,450,128
Realtek Semiconductor Corp.		119,090	884,448
Ruentex Development Co. Ltd.		133,694	203,842
Ruentex Industries Ltd.		77,809	186,754
Shin Kong Financial Holding Co. Ltd.		2,307,339	727,805
Sinopac Holdings Co.		2,986,314	1,223,979
Standard Foods Corp.		69,986	140,899
Synnex Technology International Corp.		329,500	392,725
TaiMed Biologics, Inc. (a)		46,000	201,357
Taishin Financial Holdings Co. Ltd.		2,113,301	980,497
Taiwan Business Bank		1,304,943	549,824
Taiwan Cement Corp.		1,288,942	1,709,545
Taiwan Cooperative Financial Holding Co. Ltd.		2,460,329	1,690,075
Taiwan High Speed Rail Corp.		491,000	580,384
Taiwan Mobile Co. Ltd.		417,600	1,554,122
Taiwan Semiconductor Manufacturing Co. Ltd.		5,565,000	54,433,088
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		86,021	4,441,264
Tatung Co. Ltd. (a)		527,000	316,221
The Shanghai Commercial & Savings Bank Ltd.		889,616	1,531,407
Unified-President Enterprises Corp.		1,211,080	2,986,203
United Microelectronics Corp.		2,827,000	1,299,436
Vanguard International Semiconductor Corp.		207,000	442,534
Walsin Technology Corp.		73,000	439,226
Win Semiconductors Corp.		71,000	740,311
Winbond Electronics Corp.		691,000	388,571
Wistron Corp.		591,666	542,234
WPG Holding Co. Ltd.		322,320	407,946
Yageo Corp.		55,519	571,610
Yuanta Financial Holding Co. Ltd.		2,358,372	1,473,113

TOTAL TAIWAN			159,590,233

Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)		293,600	2,227,628
Airports of Thailand PCL (For. Reg.)		1,056,700	2,738,329
Bangkok Bank PCL (For. Reg.)		113,700	657,000
Bangkok Dusit Medical Services PCL (For. Reg.)		2,371,300	1,885,395
Bangkok Expressway and Metro PCL		2,176,300	778,545
Banpu PCL (For. Reg.)		1,005,100	386,252
Berli Jucker PCL (For. Reg)		276,400	446,384
BTS Group Holdings PCL		1,235,800	546,323
Bumrungrad Hospital PCL (For. Reg.)		80,600	321,741
C.P. ALL PCL (For. Reg.)		1,403,000	3,626,995
Central Pattana PCL (For. Reg.)		604,500	1,281,694
Charoen Pokphand Foods PCL (For. Reg.)		943,900	789,748
Electricity Generating PCL (For. Reg.)		63,600	731,054
Energy Absolute PCL		467,700	635,173
Gulf Energy Development PCL		237,700	1,276,993
Home Product Center PCL (For. Reg.)		1,612,267	918,343
Indorama Ventures PCL (For. Reg.)		459,200	426,141
Intouch Holdings PCL (For. Reg.)		583,300	1,275,184
IRPC PCL (For. Reg.)		2,299,400	258,965
Kasikornbank PCL		98,900	455,160
Kasikornbank PCL (For. Reg.)		392,800	1,814,256
Krung Thai Bank PCL (For. Reg.)		774,855	426,055
Land & House PCL (For. Reg.)		2,149,500	690,727
Minor International PCL:
warrants 9/30/21 (a)		36,068	3,617
(For. Reg.)		793,170	945,895
Muangthai Leasing PCL		128,209	263,437
PTT Exploration and Production PCL (For. Reg.)		304,144	1,213,584
PTT Global Chemical PCL (For. Reg.)		553,439	935,008
PTT PCL (For. Reg.)		2,829,600	4,240,860
Ratchaburi Electric Generating Holding PCL (For. Reg.)		175,100	426,601
Robinsons Department Store PCL (For. Reg.)		96,800	209,229
Siam Cement PCL (For. Reg.)		185,500	2,256,163
Siam Commercial Bank PCL (For. Reg.)		186,900	692,824
Thai Oil PCL (For. Reg.)		311,900	707,615
Thai Union Frozen Products PCL (For. Reg.)		828,700	400,795
TMB Bank PCL:
(For. Reg.)		1,804,900	86,049
rights (a)		1,449,188	1,920
Total Access Communication PCL (For. Reg.)		163,200	335,041
True Corp. PCL (For. Reg.)		3,710,512	614,709

TOTAL THAILAND			37,927,432

Turkey - 0.1%
Akbank TAS (a)		745,223	900,694
Anadolu Efes Biracilik Ve Malt Sanayii A/S		57,165	192,275
Arcelik A/S (a)		39,999	123,973
Aselsan A/S		71,791	230,419
Bim Birlesik Magazalar A/S JSC		111,674	924,293
Eregli Demir ve Celik Fabrikalari T.A.S.		322,859	369,321
Ford Otomotiv Sanayi A/S		12,748	143,818
Haci Omer Sabanci Holding A/S		259,532	375,413
Koc Holding A/S		156,640	513,161
TAV Havalimanlari Holding A/S		35,498	161,929
Tupras Turkiye Petrol Rafinerileri A/S		33,678	733,379
Turk Hava Yollari AO (a)		153,517	312,552
Turk Sise ve Cam Fabrikalari A/S		123,204	93,740
Turkcell Iletisim Hizmet A/S		240,626	529,043
Turkiye Garanti Bankasi A/S (a)		611,141	983,427
Turkiye Is Bankasi A/S Series C (a)		370,295	375,655

TOTAL TURKEY			6,963,092

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		722,610	1,534,642
Aldar Properties PJSC (a)		869,812	556,547
DP World Ltd.		36,499	485,072
Dubai Islamic Bank Pakistan Ltd. (a)		376,105	541,718
Emaar Development PJSC (a)		198,486	218,874
Emaar Malls Group PJSC (a)		746,722	396,463
Emaar Properties PJSC		837,872	974,124
Emirates Telecommunications Corp.		407,470	1,837,235
National Bank of Abu Dhabi PJSC		662,928	2,747,196

TOTAL UNITED ARAB EMIRATES			9,291,871

United Kingdom - 10.1%
3i Group PLC		238,888	3,490,523
Admiral Group PLC		44,411	1,163,212
Anglo American PLC (United Kingdom)		255,669	6,562,679
Antofagasta PLC		94,403	1,060,455
Ashtead Group PLC		111,906	3,403,601
Associated British Foods PLC		89,700	2,586,454
AstraZeneca PLC (United Kingdom)		319,295	31,136,776
Auto Trader Group PLC (c)		216,062	1,574,291
Aviva PLC		980,696	5,285,995
BAE Systems PLC		781,487	5,837,487
Barclays PLC		4,159,853	9,023,028
Barratt Developments PLC		241,528	1,974,793
Berkeley Group Holdings PLC		32,124	1,831,336
BHP Billiton PLC		515,864	10,941,754
BP PLC		4,447,154	28,201,026
BP PLC sponsored ADR		81,606	3,093,683
British American Tobacco PLC (United Kingdom)		559,818	19,580,126
British Land Co. PLC		228,441	1,836,697
BT Group PLC		2,057,339	5,455,202
Bunzl PLC		79,392	2,065,036
Burberry Group PLC		97,559	2,583,065
Carnival PLC		38,621	1,545,488
Centrica PLC		1,357,631	1,276,045
Coca-Cola European Partners PLC		59,288	3,172,501
Compass Group PLC		383,923	10,221,600
Croda International PLC		33,443	2,086,310
Diageo PLC		580,386	23,755,767
Direct Line Insurance Group PLC		331,706	1,169,147
easyJet PLC		34,422	552,006
Evraz PLC		115,056	547,267
Fresnillo PLC		47,867	440,232
G4S PLC (United Kingdom)		370,030	991,230
GlaxoSmithKline PLC		1,216,170	27,856,303
Halma PLC		91,369	2,217,378
Hargreaves Lansdown PLC		68,013	1,561,143
HSBC Holdings PLC (United Kingdom)		4,966,100	37,519,442
Imperial Brands PLC		234,169	5,133,571
Informa PLC		313,684	3,149,062
InterContinental Hotel Group PLC		44,162	2,672,452
Intertek Group PLC		41,143	2,852,326
Investec PLC		184,121	1,043,681
ITV PLC		952,184	1,649,688
J Sainsbury PLC		416,980	1,099,175
John Wood Group PLC		166,454	729,430
Johnson Matthey PLC		45,895	1,825,118
Kingfisher PLC		542,317	1,454,824
Land Securities Group PLC		176,670	2,151,185
Legal & General Group PLC		1,496,400	5,111,460
Lloyds Banking Group PLC		17,460,468	12,844,056
London Stock Exchange Group PLC		77,012	6,940,231
M&G PLC (a)		633,304	1,753,909
Marks & Spencer Group PLC		461,769	1,087,832
Meggitt PLC		174,758	1,413,472
Melrose Industries PLC		1,161,372	3,205,841
Merlin Entertainments PLC (c)		156,333	920,390
Micro Focus International PLC		81,324	1,116,189
Mondi PLC		95,342	1,972,933
Mondi PLC		25,984	537,375
National Grid PLC		837,058	9,772,643
Next PLC		32,219	2,746,990
NMC Health PLC		23,303	658,950
Ocado Group PLC (a)		114,995	1,979,662
Pearson PLC		183,557	1,621,101
Persimmon PLC		75,147	2,216,470
Prudential PLC		633,304	11,061,818
Reckitt Benckiser Group PLC		172,796	13,371,234
RELX PLC (London Stock Exchange)		478,538	11,517,263
Rentokil Initial PLC		464,417	2,734,193
Rio Tinto PLC		278,511	14,499,789
Rolls-Royce Holdings PLC		422,184	3,884,831
Rolls-Royce Holdings PLC (a)		19,420,464	25,156
Royal Bank of Scotland Group PLC		1,141,026	3,154,069
Royal Dutch Shell PLC:
Class A (United Kingdom)		1,097,602	31,817,394
Class B (United Kingdom)		877,047	25,258,763
RSA Insurance Group PLC		241,425	1,633,311
Sage Group PLC		272,625	2,541,936
Schroders PLC		32,533	1,304,283
Scottish & Southern Energy PLC		257,695	4,287,028
Segro PLC		268,901	2,940,525
Severn Trent PLC		56,089	1,638,368
Smith & Nephew PLC		216,714	4,652,072
Smiths Group PLC		95,020	1,985,963
Spirax-Sarco Engineering PLC		19,208	1,971,826
St. James's Place Capital PLC		123,078	1,659,657
Standard Chartered PLC (United Kingdom)		687,833	6,245,801
Standard Life PLC		586,403	2,305,377
Taylor Wimpey PLC		778,981	1,669,983
Tesco PLC		2,408,180	7,351,100
The Weir Group PLC		67,496	1,177,258
Unilever PLC		270,348	16,187,777
United Utilities Group PLC		158,392	1,785,416
Vodafone Group PLC		5,846,632	11,931,349
Vodafone Group PLC sponsored ADR		67,954	1,387,621
Whitbread PLC		32,568	1,713,212
WM Morrison Supermarkets PLC		544,886	1,403,519

TOTAL UNITED KINGDOM			538,356,986

United States of America - 0.1%
Southern Copper Corp.		18,576	660,934
Yum China Holdings, Inc.		89,911	3,821,218

TOTAL UNITED STATES OF AMERICA			4,482,152

TOTAL COMMON STOCKS
(Cost $4,999,968,084)			5,119,165,847

Nonconvertible Preferred Stocks - 1.4%
Brazil - 0.7%
Banco Bradesco SA (PN)		977,408	8,571,360
Braskem SA (PN-A) (a)		45,700	315,644
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)		5,900	60,302
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)		41,000	848,420
Companhia Energetica de Minas Gerais (CEMIG) (PN)		246,407	838,662
Gerdau SA		317,800	1,064,220
Itau Unibanco Holding SA		1,181,321	10,671,801
Itausa-Investimentos Itau SA (PN)		1,077,598	3,683,797
Lojas Americanas SA (PN)		190,536	949,711
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		1,032,900	7,826,912
Telefonica Brasil SA		121,700	1,610,731

TOTAL BRAZIL			36,441,560

Chile - 0.0%
Embotelladora Andina SA Class B		92,928	268,158
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		26,785	711,522

TOTAL CHILE			979,680

Colombia - 0.1%
Bancolombia SA (PN)		107,905	1,408,511
Grupo Aval Acciones y Valores SA		784,369	321,406
Grupo de Inversiones Suramerica SA		22,378	205,110

TOTAL COLOMBIA			1,935,027

France - 0.0%
Air Liquide SA (a)		7,701	1,022,941
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		21,745	1,339,934
Fuchs Petrolub AG		15,040	642,113
Henkel AG & Co. KGaA		44,985	4,675,006
Porsche Automobil Holding SE (Germany)		38,811	2,857,679
Sartorius AG (non-vtg.)		8,412	1,634,328
Volkswagen AG		45,575	8,676,646

TOTAL GERMANY			19,825,706

Italy - 0.0%
Telecom Italia SpA (Risparmio Shares)		1,663,609	962,594
Korea (South) - 0.2%
AMOREPACIFIC Corp.		3,178	261,509
Hyundai Motor Co.		4,075	254,189
Hyundai Motor Co. Series 2		13,638	924,124
LG Chemical Ltd.		2,468	362,727
LG Household & Health Care Ltd.		419	264,585
Samsung Electronics Co. Ltd.		214,656	7,529,440

TOTAL KOREA (SOUTH)			9,596,574

Russia - 0.0%
AK Transneft OAO		100	259,659
Surgutneftegas OJSC		1,716,933	1,010,200

TOTAL RUSSIA			1,269,859

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $64,179,911)			72,033,941
		Principal Amount(e)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22	INR	14,287	63
NTPC Ltd. 8.49% 3/25/25	INR	69,696	13,207
TOTAL NONCONVERTIBLE BONDS
(Cost $14,023)			13,270

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20(f)
(Cost $7,166,760)		7,200,000	7,172,171
		Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund 1.83% (g)		117,754,503	117,778,054
Fidelity Securities Lending Cash Central Fund 1.84% (g)(h)		22,984,383	22,986,682
TOTAL MONEY MARKET FUNDS
(Cost $140,764,101)			140,764,736
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $5,212,092,879)			5,339,149,965
NET OTHER ASSETS (LIABILITIES) - 0.1%			4,245,103
NET ASSETS - 100%			$5,343,395,068
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	1,045	Dec. 2019	$102,263,700	$2,798,171	$2,798,171
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	768	Dec. 2019	39,989,760	1,173,238	1,173,238
TME S&P/TSX 60 Index Contracts (Canada)	68	Dec. 2019	10,169,797	(36,633)	(36,633)
TOTAL FUTURES CONTRACTS					$3,934,776

The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,991,375 or 1.0% of net assets.

 (d) Level 3 security

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,172,171.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,390,202
Fidelity Securities Lending Cash Central Fund	565,367
Total	$4,955,569

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$345,645,358	$115,539,150	$230,106,208	$--
Consumer Discretionary	601,844,720	294,315,265	307,522,157	7,298
Consumer Staples	510,313,982	197,128,239	313,175,104	10,639
Energy	343,769,262	125,039,486	218,729,776	--
Financials	1,119,367,771	483,704,522	635,368,707	294,542
Health Care	452,252,843	70,608,271	381,644,572	--
Industrials	627,108,663	274,813,818	352,294,845	--
Information Technology	466,571,638	188,732,563	277,837,789	1,286
Materials	378,381,984	198,093,654	180,288,330	--
Real Estate	167,174,009	41,847,196	125,325,876	937
Utilities	178,769,558	78,368,368	100,401,190	--
Corporate Bonds	13,270	--	13,270	--
Government Obligations	7,172,171	--	7,172,171	--
Money Market Funds	140,764,736	140,764,736	--	--
Total Investments in Securities:	$5,339,149,965	$2,208,955,268	$3,129,879,995	$314,702
Derivative Instruments:
Assets
Futures Contracts	$3,971,409	$3,971,409	$--	$--
Total Assets	$3,971,409	$3,971,409	$--	$--
Liabilities
Futures Contracts	$(36,633)	$(36,633)	$--	$--
Total Liabilities	$(36,633)	$(36,633)	$--	$--
Total Derivative Instruments:	$3,934,776	$3,934,776	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,971,409	$(36,633)
Total Equity Risk	3,971,409	(36,633)
Total Value of Derivatives	$3,971,409	$(36,633)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Global ex U.S. Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $22,057,720) — See accompanying schedule: Unaffiliated issuers (cost $5,071,328,778)	$5,198,385,229
Fidelity Central Funds (cost $140,764,101)	140,764,736
Total Investment in Securities (cost $5,212,092,879)		$5,339,149,965
Segregated cash with brokers for derivative instruments		212,752
Cash		18,636
Foreign currency held at value (cost $6,158,828)		6,182,699
Receivable for investments sold		57
Receivable for fund shares sold		4,878,124
Dividends receivable		20,259,423
Interest receivable		53
Distributions receivable from Fidelity Central Funds		204,041
Other receivables		199
Total assets		5,370,905,949
Liabilities
Payable for investments purchased	$503,593
Payable for fund shares redeemed	2,525,318
Accrued management fee	253,275
Payable for daily variation margin on futures contracts	651,973
Other payables and accrued expenses	591,617
Collateral on securities loaned	22,985,105
Total liabilities		27,510,881
Net Assets		$5,343,395,068
Net Assets consist of:
Paid in capital		$5,188,154,282
Total accumulated earnings (loss)		155,240,786
Net Assets		$5,343,395,068
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($5,343,395,068 ÷ 408,122,206 shares)		$13.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$177,561,909
Non-Cash dividends		13,694,384
Interest		260,907
Income from Fidelity Central Funds (including $565,367 from security lending)		4,955,569
Income before foreign taxes withheld		196,472,769
Less foreign taxes withheld		(17,760,874)
Total income		178,711,895
Expenses
Management fee	$2,976,495
Independent trustees' fees and expenses	21,423
Legal	813
Commitment fees	13,565
Total expenses before reductions	3,012,296
Expense reductions	(19,893)
Total expenses after reductions		2,992,403
Net investment income (loss)		175,719,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,062)	(61,898,732)
Redemption in-kind with affiliated entities	194,672,044
Fidelity Central Funds	(893)
Foreign currency transactions	(91,136)
Futures contracts	7,975,057
Total net realized gain (loss)		140,656,340
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $245,264)	220,570,951
Fidelity Central Funds	635
Assets and liabilities in foreign currencies	216,591
Futures contracts	10,303,482
Total change in net unrealized appreciation (depreciation)		231,091,659
Net gain (loss)		371,747,999
Net increase (decrease) in net assets resulting from operations		$547,467,491

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$175,719,492	$118,287,721
Net realized gain (loss)	140,656,340	40,283,064
Change in net unrealized appreciation (depreciation)	231,091,659	(583,087,059)
Net increase (decrease) in net assets resulting from operations	547,467,491	(424,516,274)
Distributions to shareholders	(108,403,469)	(72,436,849)
Share transactions - net increase (decrease)	810,629,225	1,402,582,678
Total increase (decrease) in net assets	1,249,693,247	905,629,555
Net Assets
Beginning of period	4,093,701,821	3,188,072,266
End of period	$5,343,395,068	$4,093,701,821

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global ex U.S. Index Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.07	$13.50	$11.13	$11.33	$12.30
Income from Investment Operations
Net investment income (loss)A	.41	.38	.33	.32	.33
Net realized and unrealized gain (loss)	.91	(1.50)	2.27	(.26)B	(1.00)
Total from investment operations	1.32	(1.12)	2.60	.06	(.67)
Distributions from net investment income	(.30)	(.28)	(.22)	(.26)	(.29)
Distributions from net realized gain	–	(.03)	(.01)	–	(.01)
Total distributions	(.30)	(.31)	(.23)	(.26)	(.30)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$13.09	$12.07	$13.50	$11.13	$11.33
Total ReturnD	11.28%	(8.47)%	23.83%	.68%	(5.45)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.06%	.06%	.06%	.14%	.20%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.08%	.10%
Expenses net of all reductions	.06%	.06%	.06%	.08%	.10%
Net investment income (loss)	3.32%	2.91%	2.75%	2.99%	2.78%
Supplemental Data
Net assets, end of period (000 omitted)	$5,343,395	$2,879,110	$952,883	$644,884	$87,972
Portfolio turnover rateG	5%H	19%H	9%	1%H	1%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business November 9, 2018, each Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (formerly Institutional Premium Class.). All current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Emerging Markets Index Fund	$2,784,790,913	$458,682,727	$(290,714,165)	$167,968,562
Fidelity Global ex U.S. Index Fund	5,250,636,337	636,692,357	(548,215,362)	88,476,995

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Emerging Markets Index Fund	$69,666,659	$(98,831,440)	$168,002,042
Fidelity Global ex U.S. Index Fund	139,494,963	(72,118,211)	88,455,642

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryforward
Fidelity Emerging Markets Index Fund	$(31,981,633)	$(66,849,807)	$(98,831,440)
Fidelity Global ex U.S. Index Fund	(10,847,456)	(61,270,755)	(72,118,211)

The tax character of distributions paid was as follows:

October 31, 2019
Ordinary Income
Fidelity Emerging Markets Index Fund	$37,459,724
Fidelity Global ex U.S. Index Fund	108,403,469

October 31, 2018
Ordinary Income
Fidelity Emerging Markets Index Fund	$26,736,654
Fidelity Global ex U.S. Index Fund	72,436,848

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Index Fund	1,317,020,649	67,415,897
Fidelity Global ex U.S. Index Fund	1,813,273,011	246,820,407

Unaffiliated Exchanges In-Kind. During the period, Fidelity Global ex U.S. Index Fund received investments and cash valued at $136,253,459 in exchange for 11,159,169 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. During July 2019, the Board approved to change the management fee to an annual rate of .075% and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund, respectively, effective August 1, 2019. Prior to August 1, 2019, the annual management fee rate was .08% and .06%, respectively. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. During July 2019, the Board also approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

From March 1, 2019 through July 31, 2019, under an expense contract, the investment adviser paid expenses as necessary so that the total expenses did not exceed .075% and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund, respectively, on an annual basis with certain exceptions. From November 1, 2018 through February 28, 2019, the rate was .08% and .06%, respectively.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 63,510,266 shares of the Fidelity Global ex U.S. Index Fund were redeemed in-kind for investments and cash with a value of $811,648,495. The net realized gain of $194,672,044 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Fidelity Global ex U.S. Index Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 13,347,660 shares of Fidelity Global ex U.S. Index Fund were redeemed in-kind for investments and cash with a value of $181,394,705. Fidelity Global ex U.S Index Fund had a net realized gain of $62,615,780 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fidelity Global ex U.S. Index Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, Fidelity Global ex U.S. Index Fund received investments valued at $621,987,635 in exchange for 14,197,390 shares of Fidelity International Index Fund. Fidelity Global ex U.S. Index Fund had a net realized gain of $1,987,635 on the Fund's redemptions of Fidelity International Index Fund shares. Fidelity Global ex U.S. Index Fund recognized net gains on the exchanges for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Fidelity Emerging Markets Index Fund	$5,951
Fidelity Global ex U.S. Index Fund	13,565

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Index Fund	$10,310	$1,085	$–
Fidelity Global ex U.S. Index Fund	$5,395	$329	$–

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Emerging Markets Index Fund	$23,293
Fidelity Global ex U.S. Index Fund	19,893

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Fidelity Emerging Markets Index Fund
Distributions to shareholders
Investor Class	$–	$584,644
Premium Class	–	17,448,862
Institutional Class	–	4,938,500
Fidelity Emerging Markets Index Fund	37,459,724	3,764,647
Total	$37,459,724	$26,736,653
Fidelity Global ex U.S. Index Fund
Distributions to shareholders
Investor Class	$–	$1,033,799
Premium Class	–	36,798,374
Institutional Class	–	13,853,612
Fidelity Global ex U.S. Index Fund	108,403,469	20,751,064
Total	$108,403,469	$72,436,849

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Fidelity Emerging Markets Index Fund
Investor Class
Shares sold	47,688	3,949,532	$474,950	$44,525,954
Reinvestment of distributions	–	50,953	–	556,918
Shares redeemed	(3,819,334)	(3,140,244)	(37,362,011)	(35,639,073)
Net increase (decrease)	(3,771,646)	860,241	$(36,887,061)	$9,443,799
Premium Class
Shares sold	689,194	47,176,175	$6,903,964	$526,814,352
Reinvestment of distributions	–	1,420,087	–	15,521,554
Shares redeemed	(77,401,256)	(53,356,103)	(757,631,697)	(567,082,522)
Net increase (decrease)	(76,712,062)	(4,759,841)	$(750,727,733)	$(24,746,616)
Institutional Class
Shares sold	582,859	30,780,889	$5,809,747	$339,663,997
Reinvestment of distributions	–	419,348	–	4,587,665
Shares redeemed	(25,820,349)	(28,524,001)	(253,143,825)	(301,071,387)
Net increase (decrease)	(25,237,490)	2,676,236	$(247,334,078)	$43,180,275
Fidelity Emerging Markets Index Fund
Shares sold	276,388,718	47,004,672	$2,766,924,036	$469,943,013
Reinvestment of distributions	3,427,984	344,433	32,805,804	3,764,647
Shares redeemed	(61,235,464)	(2,821,883)	(615,973,215)	(31,059,042)
Net increase (decrease)	218,581,238	44,527,222	$2,183,756,625	$442,648,618
Fidelity Global ex U.S. Index Fund
Investor Class
Shares sold	83,392	2,986,798	$1,024,236	$39,620,437
Reinvestment of distributions	–	77,311	–	1,020,503
Shares redeemed	(3,869,137)	(2,649,187)	(47,325,730)	(35,779,157)
Net increase (decrease)	(3,785,745)	414,922	$(46,301,494)	$4,861,783
Premium Class
Shares sold	433,950	67,776,633	$5,335,819	$905,063,963
Reinvestment of distributions	–	2,335,974	–	30,834,860
Shares redeemed	(72,629,330)	(113,973,150)(a)	(888,620,605)	(1,471,681,761)(a)
Net increase (decrease)	(72,195,380)	(43,860,543)	$(883,284,786)	$(535,782,938)
Institutional Class
Shares sold	238,558	48,173,115	$2,941,634	$638,131,655
Reinvestment of distributions	–	1,037,349	–	13,693,009
Shares redeemed	(24,965,817)	(70,782,481)	(305,562,280)	(900,018,289)
Net increase (decrease)	(24,727,259)	(21,572,017)	$(302,620,646)	$(248,193,625)
Fidelity Global ex U.S. Index Fund
Shares sold	317,154,787(b)	206,012,670	$3,900,989,974(b)	$2,685,932,281
Reinvestment of distributions	9,016,767	1,572,050	104,233,831	20,751,064
Shares redeemed	(156,601,538)(c)	(39,624,216)	(1,962,387,654)(c)	(524,985,887)
Net increase (decrease)	169,570,016	167,960,504	$2,042,836,151	$2,181,697,458

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind exchanges (see the Unaffiliated Exchanges In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the "Funds"), each a fund of Fidelity Salem Street Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity Emerging Markets Index Fund	.08%
Actual		$1,000.00	$978.50	$.40
Hypothetical-C		$1,000.00	$1,024.80	$.41
Fidelity Global ex U.S. Index Fund	.06%
Actual		$1,000.00	$1,017.10	$.31
Hypothetical-C		$1,000.00	$1,024.90	$.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Emerging Markets Index Fund
December 2018	64%
Fidelity Global ex U.S. Index Fund
December 2018	95%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Index Fund	12/10/18	$0.2369	$0.0269
Fidelity Global ex U.S. Index Fund	12/10/18	$0.3347	$0.0327

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Index Fund
Fidelity Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

July 2019 Contract Approval. At its July 2019 meeting, the Board voted to approve (i) amended and restated management contracts to reduce each fund's management fee rate and implement a comprehensive unitary fee, and (ii) for Fidelity Emerging Markets Index Fund, an amended and restated sub-advisory agreement with Geode to reduce the sub-advisory fee rate paid by FMR to Geode (New Contracts). In reaching its conclusion to approve the New Contracts, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contracts would change its prior conclusions. The Board considered that the amended and restated management contracts would implement a comprehensive unitary fee for each fund set at the fund's current expense contract level (0.005% below the fund's current management fee rate) and payable to FMR for managing the fund and paying all of the fund's operating expenses, subject to certain exceptions. With respect to the amended and restated sub-advisory agreement, the Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also noted that the New Contracts would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in each New Contract is fair and reasonable, and that the New Contracts should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians), as well as "class-level" expenses paid by FMR under the expense limitation arrangements in effect for the fund, from the fund's management fee. Fidelity no longer calculates hypothetical net management fees for the funds and, as a result, the charts do not include hypothetical net management fees for periods after 2015.

Fidelity Emerging Markets Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.25% to 0.09%, and (ii) effective August 1, 2017, the fund's management fee rate was further reduced from 0.09% to 0.08%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2017, as if the lower fee rates were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board considered that, as a result of its approval of the amended and restated management contract for the fund at the July 2019 meeting, the fund's management fee rate was reduced from 0.08% to 0.075% effective August 1, 2019.

Fidelity Global ex U.S. Index Fund

The Board considered that effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.06%. The Board considered that the chart below reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for the entire year.

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board considered that, as a result of its approval of the amended and restated management contract for the fund at the July 2019 meeting, the fund's management fee rate was reduced from 0.06% to 0.055% effective August 1, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's unitary fee rate, which covers expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2018.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

EMX-I-GUX-I-ANN-1219
1.929368.108

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Fidelity® SAI International Low Volatility Index Fund (formerly Fidelity® SAI International Minimum Volatility Index Fund)

Fidelity® SAI U.S. Low Volatility Index Fund (formerly Fidelity® SAI U.S. Minimum Volatility Index Fund)

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI International Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI U.S. Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI Emerging Markets Low Volatility Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Low Volatility Index Fund on January 30, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Low Volatility Focus Index℠ performed over the same period.

Period Ending Values
$10,110	Fidelity® SAI Emerging Markets Low Volatility Index Fund
$10,258	Fidelity Emerging Markets Low Volatility Focus Index℠

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the passive equity team of Geode Capital Management, LLC:  Between the fund's inception date of January 30, 2019 and the end of its fiscal year on October 31, 2019, the fund gained 1.10%, compared with a return of 2.58% for the benchmark Fidelity® Emerging Markets Low Volatility Focus Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Among individual fund positions, Sino Biopharmaceutical (+75%) contributed notably; this Hong Kong-listed pharmaceutical company benefited from strong sales growth and a large pipeline of new drugs. Payment processing company PagSeguro Digital (+56%) benefited from the continued shift toward electronic payments in Brazil, while favorable earnings helped lift shares of Hindustan Unilever (+24%), a British-Dutch consumer-goods company based in India. Other contributors included Taiwan's Chang Hwa Commercial Bank (+39%) and natural gas provider China Resources Gas Group (+56%). In contrast, Korean retailer Emart (-46%) struggled in a difficult global business environment for retailers and amid investors' concern about declining profits at the company. Trade tension and weaker-than-expected financial results weighed on shares of wireless communications service provider China Mobile (-20%) Other notable detractors included Korea Electric Power (-30%), Thailand-based KasikornBank (-28%) and Korean insurance provider Samsung Life Insurance (-24%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Taiwan	16.5%
India	12.9%
Cayman Islands	11.2%
Korea (South)	10.4%
Thailand	5.9%
Malaysia	5.8%
Hong Kong	5.5%
China	5.4%
Philippines	3.5%
Other*	22.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Hindustan Unilever Ltd. (India, Household Products)	1.8
Bidcorp Ltd. (South Africa, Food & Staples Retailing)	1.6
ZTO Express (Cayman), Inc. sponsored ADR (Cayman Islands, Air Freight & Logistics)	1.6
Chunghwa Telecom Co. Ltd. (Taiwan, Diversified Telecommunication Services)	1.6
Taiwan Mobile Co. Ltd. (Taiwan, Wireless Telecommunication Services)	1.6
Guangdong Investment Ltd. (Hong Kong, Water Utilities)	1.6
HCL Technologies Ltd. (India, IT Services)	1.5
PT Bank Central Asia Tbk (Indonesia, Banks)	1.5
Tata Consultancy Services Ltd. (India, IT Services)	1.5
CITIC Pacific Ltd. (Hong Kong, Industrial Conglomerates)	1.5
15.8

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	20.9
Information Technology	14.4
Communication Services	13.1
Consumer Staples	11.1
Industrials	9.9
Consumer Discretionary	8.4
Utilities	7.7
Health Care	7.2
Materials	3.7
Energy	2.6

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Bailiwick of Jersey - 0.9%
WNS Holdings Ltd. sponsored ADR (a)	90,059	$5,569,249
Bermuda - 2.0%
China Resource Gas Group Ltd.	1,492,000	8,995,727
Shenzhen International Holdings Ltd.	1,801,065	3,661,622

TOTAL BERMUDA		12,657,349

Brazil - 3.0%
Atacadao Distribuicao Comercio e Industria Ltda	611,200	2,912,363
EDP Energias do Brasil SA	221,400	1,047,240
Embraer SA	1,275,300	5,574,370
Hapvida Participacoes e Investimentos SA (b)	268,600	3,770,647
IRB Brasil Resseguros SA	508,700	4,793,361
Ultrapar Participacoes SA	254,100	1,195,578

TOTAL BRAZIL		19,293,559

Cayman Islands - 11.2%
AAC Technology Holdings, Inc.	943,000	6,102,432
China Literature Ltd. (a)(b)	590,200	2,312,142
Hengan International Group Co. Ltd.	1,156,000	8,071,194
NetEase, Inc. ADR	911	260,418
PagSeguro Digital Ltd. (a)(c)	100,455	3,724,871
Semiconductor Manufacturing International Corp. (a)	5,633,000	7,155,310
Shenzhou International Group Holdings Ltd.	685,800	9,476,833
Sino Biopharmaceutical Ltd.	4,362,000	6,494,553
Tencent Holdings Ltd.	199,000	8,072,021
Uni-President China Holdings Ltd.	1,013,000	1,046,360
Want Want China Holdings Ltd.	10,860,000	9,148,568
ZTO Express (Cayman), Inc. sponsored ADR	477,878	10,513,316

TOTAL CAYMAN ISLANDS		72,378,018

Chile - 2.0%
Aguas Andinas SA	4,932,286	2,261,296
Banco de Chile	47,831,522	6,159,534
Colbun SA	12,652,578	2,182,979
Compania Cervecerias Unidas SA	237,912	2,373,955
Empresas CMPC SA	9,807	22,349

TOTAL CHILE		13,000,113

China - 5.4%
China Construction Bank Corp. (H Shares)	10,849,000	8,692,984
China Huarong Asset Management Co. Ltd. (b)	16,249,000	2,398,916
China Telecom Corp. Ltd. (H Shares)	19,804,000	8,424,793
Huaneng Power International, Inc. (H Shares)	6,520,000	3,096,838
Jiangsu Expressway Co. Ltd. (H Shares)	2,216,000	2,944,065
Sinopharm Group Co. Ltd. (H Shares)	910,800	3,261,803
Tsingtao Brewery Co. Ltd. (H Shares)	376,000	2,178,926
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	992,700	3,683,480

TOTAL CHINA		34,681,805

Czech Republic - 0.0%
Komercni Banka A/S	6,684	225,935
Hong Kong - 5.5%
China Mobile Ltd.	1,126,000	9,150,665
China Resources Pharmaceutical Group Ltd. (b)	2,970,000	2,742,818
CITIC Pacific Ltd.	7,312,000	9,618,823
Far East Horizon Ltd.	4,007,000	3,793,600
Guangdong Investment Ltd.	4,552,000	9,851,885

TOTAL HONG KONG		35,157,791

India - 12.9%
Apollo Hospitals Enterprise Ltd.	163,552	3,419,670
Cipla Ltd.	480,615	3,159,596
Dr. Reddy's Laboratories Ltd.	146,457	5,745,999
HCL Technologies Ltd.	593,754	9,728,836
Hindustan Unilever Ltd.	380,820	11,663,789
ICICI Lombard General Insurance Co. Ltd. (b)	138,774	2,614,826
Infosys Ltd.	857,468	8,239,344
Lupin Ltd.	399,325	4,191,077
Petronet LNG Ltd.	58,517	235,957
Pidilite Industries Ltd.	221,608	4,372,793
Power Grid Corp. of India Ltd.	1,088,010	3,040,323
Sun Pharmaceutical Industries Ltd.	265,741	1,622,165
Tata Consultancy Services Ltd.	302,462	9,632,811
Tech Mahindra Ltd.	675,577	7,029,500
Wipro Ltd.	2,345,807	8,584,085

TOTAL INDIA		83,280,771

Indonesia - 3.5%
PT Bank Central Asia Tbk	4,336,400	9,706,284
PT Indofood CBP Sukses Makmur Tbk	3,995,500	3,307,986
PT Telekomunikasi Indonesia Tbk Series B	31,499,800	9,192,299

TOTAL INDONESIA		22,206,569

Korea (South) - 10.4%
Db Insurance Co. Ltd.	81,678	3,524,544
E-Mart Co. Ltd.	1,425	135,768
Hankook Tire Co. Ltd.	142,915	3,791,804
Hyundai Mobis	42,500	8,643,157
Kangwon Land, Inc.	204,504	5,478,301
Korea Electric Power Corp. (a)	313,290	6,808,690
KT&G Corp.	104,008	8,887,370
S1 Corp.	32,411	2,595,007
Samsung Life Insurance Co. Ltd.	115,540	6,970,173
SK C&C Co. Ltd.	20,688	4,569,678
SK Telecom Co. Ltd.	40,245	8,177,854
Woongjin Coway Co. Ltd.	97,122	7,618,453

TOTAL KOREA (SOUTH)		67,200,799

Malaysia - 5.8%
Dialog Group Bhd	2,513,000	2,091,050
Hap Seng Consolidated Bhd	1,166,500	2,785,765
Hong Leong Bank Bhd	772,800	3,182,066
IHH Healthcare Bhd	4,866,200	6,632,085
Malayan Banking Bhd	3,839,868	7,896,430
Petronas Dagangan Bhd	541,700	3,052,596
Petronas Gas Bhd	761,100	3,031,670
Public Bank Bhd	1,815,600	8,811,757

TOTAL MALAYSIA		37,483,419

Mexico - 2.5%
Gruma S.A.B. de CV Series B	31,220	327,594
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	661,900	6,939,516
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	341,135	5,593,929
Kimberly-Clark de Mexico SA de CV Series A	1,460,000	2,944,059

TOTAL MEXICO		15,805,098

Philippines - 3.5%
Aboitiz Power Corp.	11,500	9,046
Bank of the Philippine Islands (BPI)	3,082,800	5,885,574
BDO Unibank, Inc.	3,146,290	9,591,170
Jollibee Food Corp.	713,710	3,258,937
Manila Electric Co.	289,710	1,930,849
SM Prime Holdings, Inc.	2,138,300	1,640,676

TOTAL PHILIPPINES		22,316,252

Qatar - 2.5%
Qatar Electricity & Water Co.	307,955	1,336,361
Qatar Gas Transport Co. Ltd. (Nakilat)	4,868,095	3,302,443
Qatar National Bank SAQ	1,383,889	7,297,629
The Commercial Bank of Qatar	3,566,053	4,211,488

TOTAL QATAR		16,147,921

Saudi Arabia - 0.8%
Jarir Marketing Co.	54,194	2,288,971
Saudi Arabian Fertilizers Co.	150,420	3,132,497

TOTAL SAUDI ARABIA		5,421,468

South Africa - 1.6%
Bidcorp Ltd.	454,401	10,600,635
Taiwan - 16.5%
ASUSTeK Computer, Inc.	550,000	3,724,015
Chang Hwa Commercial Bank	11,031,280	8,590,494
China Steel Corp.	11,718,000	9,010,004
Chunghwa Telecom Co. Ltd.	2,781,000	10,212,866
Far EasTone Telecommunications Co. Ltd.	2,893,000	6,924,684
Formosa Petrochemical Corp.	2,185,000	6,942,308
Formosa Plastics Corp.	2,201,000	7,058,096
Giant Manufacturing Co. Ltd.	116,000	859,597
Novatek Microelectronics Corp.	371,000	2,384,287
Pou Chen Corp.	3,389,000	4,528,223
President Chain Store Corp.	277,000	2,761,099
Quanta Computer, Inc.	5,013,000	9,615,729
Taiwan Cooperative Financial Holding Co. Ltd.	8,417,990	5,782,572
Taiwan Mobile Co. Ltd.	2,679,000	9,970,047
Unified-President Enterprises Corp.	2,554,000	6,297,488
United Microelectronics Corp.	17,383,000	7,990,132
WPG Holding Co. Ltd.	2,606,000	3,298,302

TOTAL TAIWAN		105,949,943

Thailand - 5.9%
Advanced Info Service PCL	16,800	127,466
Advanced Info Service PCL (For. Reg.)	686,800	5,210,949
Bangkok Bank PCL	615,300	3,545,241
Bangkok Dusit Medical Services PCL	80,100	63,687
Bangkok Dusit Medical Services PCL (For. Reg.)	5,177,000	4,116,178
BTS Group Holdings PCL	132,100	58,650
BTS Group Holdings PCL (For. Reg.)	10,110,700	4,469,740
Bumrungrad Hospital PCL	30,000	119,755
Bumrungrad Hospital PCL (For. Reg.)	555,000	2,215,462
CPN Retail Growth Leasehold REIT	59,500	69,483
CPN Retail Growth Leasehold REIT	709,500	828,547
Electricity Generating PCL	6,300	72,416
Electricity Generating PCL (For. Reg.)	426,100	4,897,832
Kasikornbank PCL	1,504,000	6,921,744
Krung Thai Bank PCL	195,200	107,331
Krung Thai Bank PCL (For. Reg.)	6,395,600	3,516,628
TMB Bank PCL	287,700	13,716
TMB Bank PCL:
(For. Reg.)	38,859,200	1,852,620
rights (a)	26,787,896	35,492

TOTAL THAILAND		38,242,937

United Arab Emirates - 2.1%
Dubai Islamic Bank Pakistan Ltd. (a)	141,250	203,448
Emirates Telecommunications Corp.	1,067,698	4,814,125
National Bank of Abu Dhabi PJSC	2,087,254	8,649,651

TOTAL UNITED ARAB EMIRATES		13,667,224

United States of America - 1.4%
Yum China Holdings, Inc.	210,716	8,955,430
TOTAL COMMON STOCKS
(Cost $635,825,514)		640,242,285
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20(d)
(Cost $796,307)	800,000	796,908
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.83% (e)	3,505,195	3,505,896
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	3,742,877	3,743,251
TOTAL MONEY MARKET FUNDS
(Cost $7,249,147)		7,249,147
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $643,870,968)		648,288,340
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(4,203,287)
NET ASSETS - 100%		$644,085,053

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	78	Dec. 2019	$4,061,460	$153,393	$153,393

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $12,120,795.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,839,349 or 2.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $171,994.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$229,350
Fidelity Securities Lending Cash Central Fund	934
Total	$230,284

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$82,850,329	$32,182,140	$50,668,189	$--
Consumer Discretionary	54,899,706	42,163,936	12,735,770	--
Consumer Staples	72,657,154	37,240,331	35,416,823	--
Energy	16,819,932	11,440,329	5,379,603	--
Financials	134,975,208	56,408,829	78,566,379	--
Health Care	47,555,495	3,770,647	43,784,848	--
Industrials	63,007,961	35,785,816	27,222,145	--
Information Technology	92,778,903	28,316,453	64,462,450	--
Materials	23,595,739	19,222,946	4,372,793	--
Real Estate	2,538,706	--	2,538,706	--
Utilities	48,563,152	6,827,876	41,735,276	--
Government Obligations	796,908	--	796,908	--
Money Market Funds	7,249,147	7,249,147	--	--
Total Investments in Securities:	$648,288,340	$280,608,450	$367,679,890	$--
Derivative Instruments:
Assets
Futures Contracts	$153,393	$153,393	$--	$--
Total Assets	$153,393	$153,393	$--	$--
Total Derivative Instruments:	$153,393	$153,393	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$153,393	$0
Total Equity Risk	153,393	0
Total Value of Derivatives	$153,393	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $3,581,928) — See accompanying schedule: Unaffiliated issuers (cost $636,621,821)	$641,039,193
Fidelity Central Funds (cost $7,249,147)	7,249,147
Total Investment in Securities (cost $643,870,968)		$648,288,340
Foreign currency held at value (cost $10,871,558)		10,909,121
Receivable for fund shares sold		1,023,927
Dividends receivable		149,643
Distributions receivable from Fidelity Central Funds		11,251
Prepaid expenses		1,299
Other receivables		1,337
Total assets		660,384,918
Liabilities
Payable for investments purchased	$11,549,828
Payable for fund shares redeemed	96,219
Accrued management fee	111,279
Payable for daily variation margin on futures contracts	23,911
Other payables and accrued expenses	775,377
Collateral on securities loaned	3,743,251
Total liabilities		16,299,865
Net Assets		$644,085,053
Net Assets consist of:
Paid in capital		$645,651,111
Total accumulated earnings (loss)		(1,566,058)
Net Assets, for 63,719,247 shares outstanding		$644,085,053
Net Asset Value, offering price and redemption price per share ($644,085,053 ÷ 63,719,247 shares)		$10.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period January 30, 2019 (commencement of operations) to October 31, 2019
Investment Income
Dividends		$15,482,310
Interest		12,701
Income from Fidelity Central Funds (including $934 from security lending)		230,284
Income before foreign taxes withheld		15,725,295
Less foreign taxes withheld		(1,809,161)
Total income		13,916,134
Expenses
Management fee	$656,066
Transfer agent fees	206,548
Accounting and security lending fees	97,436
Custodian fees and expenses	286,679
Independent trustees' fees and expenses	1,478
Registration fees	186,297
Audit	42,320
Legal	191
Interest	45,362
Miscellaneous	1,549
Total expenses before reductions	1,523,926
Expense reductions	(364,972)
Total expenses after reductions		1,158,954
Net investment income (loss)		12,757,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,441,905)
Fidelity Central Funds	(426)
Foreign currency transactions	(19,920)
Futures contracts	(985,954)
Total net realized gain (loss)		(15,448,205)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $450,222)	3,967,150
Assets and liabilities in foreign currencies	51,431
Futures contracts	153,393
Total change in net unrealized appreciation (depreciation)		4,171,974
Net gain (loss)		(11,276,231)
Net increase (decrease) in net assets resulting from operations		$1,480,949

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period January 30, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,757,180
Net realized gain (loss)	(15,448,205)
Change in net unrealized appreciation (depreciation)	4,171,974
Net increase (decrease) in net assets resulting from operations	1,480,949
Share transactions
Proceeds from sales of shares	935,474,352
Cost of shares redeemed	(292,870,248)
Net increase (decrease) in net assets resulting from share transactions	642,604,104
Total increase (decrease) in net assets	644,085,053
Net Assets
Beginning of period	–
End of period	$644,085,053
Other Information
Shares
Sold	92,906,995
Redeemed	(29,187,748)
Net increase (decrease)	63,719,247

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Low Volatility Index Fund

Year ended October 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.22
Net realized and unrealized gain (loss)	(.11)
Total from investment operations	.11
Net asset value, end of period	$10.11
Total ReturnC,D	1.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%G
Expenses net of fee waivers, if any	.26%G
Expenses net of all reductions	.26%G
Net investment income (loss)	2.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$644,085
Portfolio turnover rateH	75%

 A For the period January 30, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI International Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® SAI International Low Volatility Index Fund	12.89%	5.25%

 A From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Minimum Volatility (USD) Index, Fidelity International Low Volatility Focus Index, and Fidelity SAI International Low Volatility Index Fund Linked Index performed over the same period.

Period Ending Values
$12,538	Fidelity® SAI International Low Volatility Index Fund
$12,639	Fidelity International Low Volatility Focus Index
$12,689	MSCI ACWI (All Country World Index) ex USA Minimum Volatility (USD) Index
$12,745	Fidelity SAI International Low Volatility Index Fund Linked Index

Effective February 18, 2019, the Fidelity SAI International Low Volatility Index Fund began comparing its performance to the Fidelity International Low Volatility Focus Index rather than the MSCI ACWI ex USA Minimum Volatility Index as a result of the change to the fund’s investment policies.

Fidelity® SAI International Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the passive equity index team of Geode Capital Management, LLC:  For the fiscal year, the fund gained 12.89%, compared with an increase of 13.45% for the fund's supplemental benchmark, the Fidelity® SAI International Low Volatility Index Fund Linked Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Among major fund positions, Nestle (+29%) contributed, as the Swiss packaged-foods giant reported favorable sales growth. U.K.-based contract food-service stock Compass Group gained 38%, while shares of Oriental Land Company, a Japanese tourism company, added 57%. In contrast, Jardine Matheson Holdings (+1%) lagged the index, as the company reported weaker-than-expected earnings as protests engulfed Hong Kong, where the company is headquartered. Shares of French aerospace and defense company Thales (-23%) declined on weak sales, while Japanese convenience store operator Seven & I Holdings returned -11%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On February 18, 2019, Fidelity SAI International Minimum Volatility Index Fund was renamed Fidelity SAI International Low Volatility Index Fund, and its benchmark changed from the MSCI ACWI ex USA Minimum Volatility Index to the Fidelity International Low Volatility Focus Index. On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Fidelity® SAI International Low Volatility Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	31.7%
Switzerland	14.4%
United Kingdom	14.3%
France	8.2%
Hong Kong	6.7%
Germany	6.0%
Bermuda	2.9%
Singapore	2.6%
Sweden	2.3%
Other*	10.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany, Insurance)	1.9
National Grid PLC (United Kingdom, Multi-Utilities)	1.8
Diageo PLC (United Kingdom, Beverages)	1.8
Novartis AG (Switzerland, Pharmaceuticals)	1.8
Secom Co. Ltd. (Japan, Commercial Services & Supplies)	1.8
Nippon Telegraph & Telephone Corp. (Japan, Diversified Telecommunication Services)	1.8
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.8
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.8
18.5

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	17.4
Consumer Staples	16.3
Financials	15.0
Communication Services	10.1
Health Care	9.1
Real Estate	8.7
Utilities	8.4
Consumer Discretionary	7.1
Materials	3.7
Information Technology	2.4

Fidelity® SAI International Low Volatility Index Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 1.6%
Sonic Healthcare Ltd.	1,006,623	$19,825,438
Telstra Corp. Ltd.	8,675,062	20,893,422

TOTAL AUSTRALIA		40,718,860

Belgium - 0.3%
Elia System Operator SA/NV	86,876	7,489,814
Bermuda - 2.9%
Cheung Kong Infrastructure Holdings Ltd.	1,850,500	13,317,548
Hiscox Ltd.	741,494	14,301,759
Jardine Matheson Holdings Ltd.	644,682	36,753,975
Jardine Strategic Holdings Ltd.	305,324	9,859,470

TOTAL BERMUDA		74,232,752

Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (a)(b)	5,145,000	137,884
Denmark - 1.1%
Christian Hansen Holding A/S	246,876	18,954,089
Tryg A/S	305,775	8,540,411

TOTAL DENMARK		27,494,500

Finland - 1.8%
Kesko Oyj	171,697	11,428,342
Sampo Oyj (A Shares)	872,567	35,757,666

TOTAL FINLAND		47,186,008

France - 8.2%
Essilor International SA	294,235	44,892,329
Korian SA	207,466	8,792,700
L'Oreal SA	153,148	44,717,002
Orange SA	2,003,844	32,250,885
Orpea	129,054	15,530,471
SCOR SE	396,394	16,702,471
Sodexo SA	194,626	21,402,745
Thales SA	264,389	25,842,674

TOTAL FRANCE		210,131,277

Germany - 6.0%
Beiersdorf AG	248,552	29,425,846
Deutsche Borse AG	153,726	23,805,962
Hannover Reuck SE	117,676	20,841,554
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	175,378	48,704,172
Symrise AG	312,130	30,035,672

TOTAL GERMANY		152,813,206

Hong Kong - 6.7%
CLP Holdings Ltd.	3,660,500	38,015,843
Hang Seng Bank Ltd.	1,511,100	31,529,257
Hong Kong & China Gas Co. Ltd.	9,591,654	18,616,461
Link (REIT)	3,342,500	36,404,513
MTR Corp. Ltd.	4,038,447	23,155,589
Power Assets Holdings Ltd.	3,289,500	23,474,331

TOTAL HONG KONG		171,195,994

Israel - 1.0%
Bank Hapoalim BM (Reg.)	2,037,578	16,297,386
Israel Discount Bank Ltd. (Class A)	456,241	2,084,149
Mizrahi Tefahot Bank Ltd.	253,127	6,277,093

TOTAL ISRAEL		24,658,628

Japan - 31.7%
Activia Properties, Inc.	1,751	9,238,485
Ajinomoto Co., Inc.	1,370,800	26,061,911
All Nippon Airways Ltd.	268,600	9,223,312
Aozora Bank Ltd.	295,200	7,574,351
Asahi Group Holdings	860,300	43,081,641
Canon, Inc.	298,100	8,179,781
Central Japan Railway Co.	216,300	44,370,490
Daito Trust Construction Co. Ltd.	171,000	22,660,999
Daiwa House REIT Investment Corp.	3,812	11,099,795
Fujifilm Holdings Corp.	825,300	36,232,526
Hankyu Hanshin Holdings, Inc.	632,400	25,306,755
Japan Airlines Co. Ltd.	291,400	9,080,633
Japan Prime Realty Investment Corp.	2,304	11,072,982
Japan Real Estate Investment Corp.	3,458	23,603,645
Japan Retail Fund Investment Corp.	6,534	15,229,876
Keihan Electric Railway Co., Ltd.	272,000	12,842,996
Kenedix Office Investment Corp.	1,071	8,386,013
Kintetsu Group Holdings Co. Ltd.	482,400	26,293,673
Kyushu Railway Co.	38,400	1,268,642
Mitsubishi Tanabe Pharma Corp.	616,600	7,379,649
Nagoya Railroad Co. Ltd.	497,300	15,808,116
Nippon Building Fund, Inc.	3,525	26,742,805
Nippon Telegraph & Telephone Corp.	906,800	45,016,193
NTT Data Corp.	1,294,300	16,995,261
NTT DOCOMO, Inc.	1,497,000	41,040,434
Odakyu Electric Railway Co. Ltd.	693,000	16,869,130
Oriental Land Co. Ltd.	232,000	34,011,422
ORIX JREIT, Inc.	6,888	15,574,589
Osaka Gas Co. Ltd.	1,040,600	20,348,600
Otsuka Holdings Co. Ltd.	853,500	35,582,637
Secom Co. Ltd.	493,800	45,757,206
Seven & i Holdings Co. Ltd.	957,600	36,178,421
SHIMANO, Inc.	215,800	35,920,074
Suntory Beverage & Food Ltd.	302,400	12,927,849
Tobu Railway Co. Ltd.	494,800	16,511,431
Tokyo Gas Co. Ltd.	992,000	24,215,744
Toyo Suisan Kaisha Ltd.	257,700	10,850,453

TOTAL JAPAN		808,538,520

Netherlands - 1.9%
Koninklijke Ahold Delhaize NV	1,637,833	40,814,905
Unilever NV	116,368	6,872,128

TOTAL NETHERLANDS		47,687,033

Norway - 1.1%
Marine Harvest ASA	1,109,504	27,049,450
Singapore - 2.6%
Ascendas Real Estate Investment Trust	920,900	2,144,825
CapitaMall Trust	6,994,600	13,050,841
Singapore Airlines Ltd.	1,315,200	9,090,358
Singapore Press Holdings Ltd.	3,830,900	6,234,386
Singapore Telecommunications Ltd.	14,401,600	34,874,284

TOTAL SINGAPORE		65,394,694

Spain - 0.5%
Enagas SA	566,468	14,019,237
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	799,541	18,987,803
Svenska Handelsbanken AB (A Shares)	3,921,892	39,359,371

TOTAL SWEDEN		58,347,174

Switzerland - 14.4%
Baloise Holdings AG	121,994	22,531,482
Galenica Sante Ltd. (c)	126,496	7,558,986
Givaudan SA	15,025	44,123,087
Helvetia Holding AG (Reg.)	82,479	11,571,306
Lindt & Spruengli AG	100	8,190,573
Nestle SA (Reg. S)	456,701	48,858,487
Novartis AG	527,895	46,124,971
PSP Swiss Property AG	21,633	2,861,740
Roche Holding AG (participation certificate)	181,050	54,488,078
SGS SA (Reg.)	9,496	24,719,440
Swiss Prime Site AG	177,974	18,329,608
Swiss Re Ltd.	426,409	44,650,836
Swisscom AG	63,358	32,369,419

TOTAL SWITZERLAND		366,378,013

United Kingdom - 14.3%
Admiral Group PLC	578,966	15,164,264
Bunzl PLC	849,200	22,088,225
Compass Group PLC	1,689,224	44,974,050
Diageo PLC	1,133,285	46,386,464
Direct Line Insurance Group PLC	3,434,128	12,104,090
GlaxoSmithKline PLC	132,454	3,033,851
Informa PLC	3,125,159	31,373,354
National Grid PLC	3,988,545	46,566,221
Pearson PLC	1,296,225	11,447,736
RELX PLC (London Stock Exchange)	1,866,041	44,911,134
Royal Dutch Shell PLC Class B (United Kingdom)	183,469	5,283,867
Smith & Nephew PLC	1,707,869	36,661,820
Tate & Lyle PLC	936,351	8,162,832
Tritax Big Box REIT PLC	3,778,225	7,355,868
Unilever PLC	293,724	17,587,475
United Utilities Group PLC	996,680	11,234,712

TOTAL UNITED KINGDOM		364,335,963

TOTAL COMMON STOCKS
(Cost $2,338,071,166)		2,507,809,007
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20 (d)
(Cost $3,284,765)	3,300,000	3,287,245
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 1.83% (e)
(Cost $52,437,018)	52,426,532	52,437,018
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,393,792,949)		2,563,533,270
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(15,477,383)
NET ASSETS - 100%		$2,548,055,887

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	414	Dec. 2019	$40,514,040	$1,813,263	$1,813,263

The notional amount of futures purchased as a percentage of Net Assets is 1.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,558,986 or 0.3% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,587,143.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,464,770
Fidelity Securities Lending Cash Central Fund	142,848
Total	$1,607,618

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$255,500,113	$63,742,773	$191,757,340	$--
Consumer Discretionary	181,200,620	66,295,074	114,905,546	--
Consumer Staples	418,731,663	153,433,648	265,160,131	137,884
Energy	5,283,867	--	5,283,867	--
Financials	377,797,580	239,770,973	138,026,607	--
Health Care	234,978,601	31,882,157	203,096,444	--
Industrials	438,741,052	117,561,473	321,179,579	--
Information Technology	61,407,568	--	61,407,568	--
Materials	93,112,848	74,158,759	18,954,089	--
Real Estate	223,756,584	28,547,216	195,209,368	--
Utilities	217,298,511	79,309,984	137,988,527	--
Government Obligations	3,287,245	--	3,287,245	--
Money Market Funds	52,437,018	52,437,018	--	--
Total Investments in Securities:	$2,563,533,270	$907,139,075	$1,656,256,311	$137,884
Derivative Instruments:
Assets
Futures Contracts	$1,813,263	$1,813,263	$--	$--
Total Assets	$1,813,263	$1,813,263	$--	$--
Total Derivative Instruments:	$1,813,263	$1,813,263	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,813,263	$0
Total Equity Risk	1,813,263	0
Total Value of Derivatives	$1,813,263	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI International Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,341,355,931)	$2,511,096,252
Fidelity Central Funds (cost $52,437,018)	52,437,018
Total Investment in Securities (cost $2,393,792,949)		$2,563,533,270
Cash		8
Foreign currency held at value (cost $1,397,890)		1,402,725
Receivable for investments sold		222,309
Receivable for fund shares sold		7,033,253
Dividends receivable		9,927,868
Distributions receivable from Fidelity Central Funds		74,326
Prepaid expenses		3,559
Other receivables		2
Total assets		2,582,197,320
Liabilities
Payable for investments purchased	$32,817,206
Payable for fund shares redeemed	605,562
Accrued management fee	411,369
Payable for daily variation margin on futures contracts	102,600
Other payables and accrued expenses	204,696
Total liabilities		34,141,433
Net Assets		$2,548,055,887
Net Assets consist of:
Paid in capital		$2,257,388,246
Total accumulated earnings (loss)		290,667,641
Net Assets, for 220,772,487 shares outstanding		$2,548,055,887
Net Asset Value, offering price and redemption price per share ($2,548,055,887 ÷ 220,772,487 shares)		$11.54

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$56,119,653
Interest		110,589
Income from Fidelity Central Funds (including $142,848 from security lending)		1,607,618
Income before foreign taxes withheld		57,837,860
Less foreign taxes withheld		(5,031,534)
Total income		52,806,326
Expenses
Management fee	$2,822,465
Transfer agent fees	985,213
Accounting and security lending fees	340,418
Custodian fees and expenses	302,646
Independent trustees' fees and expenses	7,467
Registration fees	212,288
Audit	87,660
Legal	3,200
Interest	36,587
Miscellaneous	11,185
Total expenses before reductions	4,809,129
Expense reductions	(991,889)
Total expenses after reductions		3,817,240
Net investment income (loss)		48,989,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $25,798)	99,511,758
Fidelity Central Funds	(133)
Foreign currency transactions	(1,193,736)
Futures contracts	(5,468,224)
Total net realized gain (loss)		92,849,665
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $649)	84,744,260
Assets and liabilities in foreign currencies	74,567
Futures contracts	6,246,162
Total change in net unrealized appreciation (depreciation)		91,064,989
Net gain (loss)		183,914,654
Net increase (decrease) in net assets resulting from operations		$232,903,740

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,989,086	$41,851,298
Net realized gain (loss)	92,849,665	39,840,593
Change in net unrealized appreciation (depreciation)	91,064,989	(87,524,066)
Net increase (decrease) in net assets resulting from operations	232,903,740	(5,832,175)
Distributions to shareholders	(41,490,344)	(32,823,660)
Share transactions
Proceeds from sales of shares	1,485,208,139	1,039,598,042
Reinvestment of distributions	11,543,460	18,818,037
Cost of shares redeemed	(676,579,273)	(1,297,746,811)
Net increase (decrease) in net assets resulting from share transactions	820,172,326	(239,330,732)
Total increase (decrease) in net assets	1,011,585,722	(277,986,567)
Net Assets
Beginning of period	1,536,470,165	1,814,456,732
End of period	$2,548,055,887	$1,536,470,165
Other Information
Shares
Sold	135,788,034	94,860,500
Issued in reinvestment of distributions	1,123,998	1,740,799
Redeemed	(62,553,001)	(117,730,775)
Net increase (decrease)	74,359,031	(21,129,476)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Low Volatility Index Fund

Years ended October 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.49	$10.83	$9.76	$9.61	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.27	.29	.28	.10
Net realized and unrealized gain (loss)	1.04	(.42)	1.04	(.02)	(.49)
Total from investment operations	1.32	(.15)	1.33	.26	(.39)
Distributions from net investment income	(.24)	(.19)	(.22)	(.10)	–
Distributions from net realized gain	(.03)	–	(.05)	–C	–
Total distributions	(.27)	(.19)	(.26)D	(.11)E	–
Net asset value, end of period	$11.54	$10.49	$10.83	$9.76	$9.61
Total ReturnF,G	12.89%	(1.47)%	14.15%	2.75%	(3.90)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.25%	.30%	.31%	.32%	.40%J
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%J
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%J
Net investment income (loss)	2.59%	2.49%	2.86%	2.88%	2.51%J
Supplemental Data
Net assets, end of period (000 omitted)	$2,548,056	$1,536,470	$1,814,457	$1,179,067	$737,119
Portfolio turnover rateK	93%	43%	25%	22%	6%L

 A For the period May 29, 2015 (commencement of operations) to October 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.045 per share.

 E Total distributions of $.11 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.004 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI U.S. Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® SAI U.S. Low Volatility Index Fund	17.62%	12.29%

 A From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Minimum Volatility (USD) Index, Fidelity U.S. Low Volatility Focus Index, and Fidelity SAI U.S. Low Volatility Index Fund Linked Index performed over the same period.

Period Ending Values
$16,684	Fidelity® SAI U.S. Low Volatility Index Fund
$16,564	Fidelity U.S. Low Volatility Focus Index
$17,036	MSCI USA Minimum Volatility (USD) Index
$16,795	Fidelity SAI U.S. Low Volatility Index Fund Linked Index

Effective February 18, 2019, the Fidelity SAI U.S. Low Volatility Index Fund began comparing its performance to the Fidelity U.S. Low Volatility Focus Index rather than the MSCI USA Minimum Volatility Index as a result of the change to the fund’s investment policies.

Fidelity® SAI U.S. Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 14.33% for the 12 months ending October 31, 2019, ending the period just shy of a record close after seesawing due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, rising in the final two months and reaching a new high on October 30, when the Fed cut interest rates for the third time this year. For the full 12 months, the defensive real estate (+27%) and utilities (+24%) sectors led the way, followed by information technology (+23%). Communication services and consumer discretionary each gained about 16%, while industrials advanced 15%. In contrast, energy (-11%) was by far the weakest sector – slipping on lower oil prices. Other notable laggards included health care (+9%) and financials (+12%). Lastly, consumer staples and materials finished roughly in line with the index.

Comments from the passive equity index team of Geode Capital Management, LLC:  For the fiscal year, the fund gained 17.62%, compared with an increase of 17.74% for the fund's supplemental benchmark, the Fidelity SAI U.S. Low Volatility Index Fund Linked Index. Among major fund positions, consumer-goods company Procter & Gamble (+45%) benefited from better-than-expected sales. Continued growth in cashless payments contributed to a strong gain for payment processor Visa (+31%). Earnings growth and a decision to buy back stock helped drive shares of software company Microsoft (+36%). Other contributors included telecommunication services firm AT&T (+33%) and consumer electronics giant Apple (+15%). Conversely, ample oil supply weighed on energy stocks, especially Exxon Mobil (-11%). Technology company 3M (-18%) suffered due to job cuts and weaker-than-expected quarter results. Tobacco company Altria Group (-24%) also struggled, reflecting competitive pressures and mounting concern about the health impact of e-cigarettes. In late 2018, Altria established a 35% stake in Juul Labs, the leader in this market segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On February 18, 2019, Fidelity SAI U.S. Minimum Volatility Index Fund was renamed Fidelity SAI U.S. Low Volatility Index Fund, and its primary benchmark changed from the MSCI USA Minimum Volatility Index to the Fidelity U.S. Low Volatility Focus Index.
On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Fidelity® SAI U.S. Low Volatility Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Johnson & Johnson	3.2
AT&T, Inc.	3.2
Procter & Gamble Co.	3.2
Visa, Inc. Class A	3.0
Verizon Communications, Inc.	3.0
Intel Corp.	2.8
UnitedHealth Group, Inc.	2.8
Exxon Mobil Corp.	2.6
Walmart, Inc.	2.4
McDonald's Corp.	2.3
28.5

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Information Technology	20.4
Health Care	13.6
Financials	12.2
Consumer Discretionary	10.8
Consumer Staples	9.0

Asset Allocation (% of fund's net assets)

As of October 31, 2019 *
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 6.1%

Fidelity® SAI U.S. Low Volatility Index Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 6.2%
AT&T, Inc.	3,402,626	$130,967,075
Verizon Communications, Inc.	2,047,505	123,812,627
		254,779,702
Entertainment - 0.1%
Cinemark Holdings, Inc. (a)	76,855	2,812,893
Interactive Media & Services - 1.2%
Alphabet, Inc. Class A (b)	21,130	26,598,444
Facebook, Inc. Class A (b)	126,898	24,320,002
		50,918,446
Media - 0.4%
Cable One, Inc. (a)	3,577	4,740,848
Omnicom Group, Inc.	158,789	12,256,923
		16,997,771
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (b)	227,971	18,844,083

TOTAL COMMUNICATION SERVICES		344,352,895

CONSUMER DISCRETIONARY - 10.8%
Diversified Consumer Services - 0.3%
Bright Horizons Family Solutions, Inc. (b)	42,239	6,273,336
H&R Block, Inc. (a)	146,618	3,663,984
		9,937,320
Hotels, Restaurants & Leisure - 5.5%
Cracker Barrel Old Country Store, Inc. (a)	16,935	2,633,393
Darden Restaurants, Inc.	88,692	9,957,451
Domino's Pizza, Inc. (a)	27,540	7,480,415
Dunkin' Brands Group, Inc.	59,605	4,686,145
McDonald's Corp.	489,688	96,321,630
Starbucks Corp.	873,537	73,866,289
Texas Roadhouse, Inc. Class A	44,003	2,486,170
Vail Resorts, Inc.	28,423	6,604,653
Yum! Brands, Inc.	220,674	22,444,753
		226,480,899
Household Durables - 0.2%
NVR, Inc. (b)	2,126	7,731,390
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (b)	16,437	29,202,960
Multiline Retail - 0.7%
Target Corp.	268,020	28,654,018
Specialty Retail - 1.7%
AutoZone, Inc. (b)	17,691	20,245,227
TJX Companies, Inc.	874,596	50,420,459
		70,665,686
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc. (a)	32,069	3,214,597
NIKE, Inc. Class B	751,055	67,256,975
		70,471,572

TOTAL CONSUMER DISCRETIONARY		443,143,845

CONSUMER STAPLES - 9.0%
Beverages - 1.5%
PepsiCo, Inc.	458,362	62,873,516
Food & Staples Retailing - 2.9%
Sysco Corp.	263,116	21,015,075
Walmart, Inc.	860,634	100,917,943
		121,933,018
Food Products - 0.8%
Hormel Foods Corp. (a)	192,056	7,853,170
McCormick & Co., Inc. (non-vtg.)	86,364	13,877,831
The Hershey Co.	67,710	9,944,568
		31,675,569
Household Products - 3.8%
Church & Dwight Co., Inc.	173,218	12,114,867
Clorox Co.	90,281	13,333,601
Procter & Gamble Co.	1,048,693	130,572,765
		156,021,233

TOTAL CONSUMER STAPLES		372,503,336

ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Exxon Mobil Corp.	1,595,548	107,811,178
FINANCIALS - 12.2%
Banks - 2.6%
Bank of Hawaii Corp. (a)	29,031	2,534,697
Commerce Bancshares, Inc. (a)	70,933	4,565,248
First Republic Bank	114,254	12,152,055
M&T Bank Corp.	27,720	4,339,012
U.S. Bancorp	1,059,861	60,433,274
Wells Fargo & Co.	436,850	22,554,566
		106,578,852
Capital Markets - 3.0%
Cboe Global Markets, Inc.	80,567	9,277,290
CME Group, Inc.	258,175	53,119,506
FactSet Research Systems, Inc.	23,143	5,867,213
Intercontinental Exchange, Inc.	406,668	38,356,926
MarketAxess Holdings, Inc.	27,188	10,021,225
The NASDAQ OMX Group, Inc.	81,568	8,138,039
		124,780,199
Insurance - 6.3%
AFLAC, Inc.	537,644	28,581,155
Allstate Corp.	233,842	24,885,466
American Financial Group, Inc.	49,701	5,170,892
Arch Capital Group Ltd. (b)	291,229	12,161,723
Arthur J. Gallagher & Co.	133,607	12,187,631
Brown & Brown, Inc.	168,833	6,361,627
Chubb Ltd.	330,224	50,332,742
Cincinnati Financial Corp.	84,155	9,527,188
Erie Indemnity Co. Class A (a)	14,324	2,639,483
Everest Re Group Ltd.	29,378	7,552,790
Globe Life, Inc.	68,766	6,692,995
Hanover Insurance Group, Inc.	29,354	3,866,215
Loews Corp.	191,985	9,407,265
Marsh & McLennan Companies, Inc.	368,789	38,213,916
Progressive Corp.	397,009	27,671,527
Reinsurance Group of America, Inc.	43,226	7,022,928
W.R. Berkley Corp.	104,334	7,292,947
		259,568,490
Mortgage Real Estate Investment Trusts - 0.3%
Blackstone Mortgage Trust, Inc.	96,851	3,515,691
Chimera Investment Corp.	131,764	2,669,539
MFA Financial, Inc.	324,948	2,466,355
Starwood Property Trust, Inc.	202,154	4,972,988
		13,624,573

TOTAL FINANCIALS		504,552,114

HEALTH CARE - 13.6%
Health Care Equipment & Supplies - 1.7%
ResMed, Inc.	103,417	15,297,443
Stryker Corp.	213,232	46,115,685
Varian Medical Systems, Inc. (b)	59,512	7,189,645
		68,602,773
Health Care Providers & Services - 5.2%
Anthem, Inc.	105,104	28,281,384
Cigna Corp.	181,352	32,364,078
Encompass Health Corp.	69,557	4,453,039
HCA Holdings, Inc.	188,119	25,121,411
Quest Diagnostics, Inc.	85,210	8,627,513
UnitedHealth Group, Inc.	458,765	115,929,916
		214,777,341
Pharmaceuticals - 6.7%
Eli Lilly & Co.	623,159	71,008,968
Johnson & Johnson	998,369	131,824,643
Pfizer, Inc.	1,942,101	74,518,415
		277,352,026

TOTAL HEALTH CARE		560,732,140

INDUSTRIALS - 7.6%
Aerospace & Defense - 3.5%
Lockheed Martin Corp.	165,334	62,278,011
Northrop Grumman Corp.	117,566	41,439,664
Raytheon Co.	198,815	42,190,531
		145,908,206
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc. (a)	98,491	7,449,859
Expeditors International of Washington, Inc.	120,928	8,820,488
		16,270,347
Commercial Services & Supplies - 1.5%
Cintas Corp.	41,707	11,205,420
Republic Services, Inc.	155,395	13,598,616
Rollins, Inc. (a)	106,299	4,051,055
Waste Management, Inc.	281,784	31,618,983
		60,474,074
Industrial Conglomerates - 1.5%
3M Co.	193,453	31,917,810
Honeywell International, Inc.	166,012	28,675,253
		60,593,063
Machinery - 0.1%
Toro Co.	76,763	5,920,730
Professional Services - 0.5%
Exponent, Inc.	37,432	2,378,055
Verisk Analytics, Inc.	118,039	17,080,243
		19,458,298
Trading Companies & Distributors - 0.1%
Watsco, Inc.	22,573	3,979,620

TOTAL INDUSTRIALS		312,604,338

INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 0.1%
F5 Networks, Inc. (b)	41,872	6,032,918
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	209,979	21,067,193
Dolby Laboratories, Inc. Class A	40,540	2,607,938
		23,675,131
IT Services - 10.2%
Accenture PLC Class A	449,033	83,259,699
Amdocs Ltd.	98,901	6,448,345
Automatic Data Processing, Inc.	306,867	49,783,033
Broadridge Financial Solutions, Inc.	83,761	10,488,552
CoreLogic, Inc. (b)	56,419	2,284,405
Fidelity National Information Services, Inc.	442,009	58,239,106
Fiserv, Inc. (b)	410,982	43,621,629
Genpact Ltd.	109,804	4,301,023
Jack Henry & Associates, Inc.	54,365	7,695,909
MasterCard, Inc. Class A	37,640	10,419,128
Paychex, Inc.	230,688	19,294,744
Visa, Inc. Class A (a)	698,345	124,905,987
		420,741,560
Semiconductors & Semiconductor Equipment - 2.8%
Intel Corp.	2,070,365	117,037,733
Software - 5.2%
CDK Global, Inc.	87,724	4,433,571
Check Point Software Technologies Ltd. (b)	88,936	9,997,296
Intuit, Inc.	110,512	28,456,840
j2 Global, Inc.	32,628	3,098,355
Microsoft Corp.	524,548	75,204,447
Oracle Corp.	1,697,233	92,482,226
		213,672,735
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	245,805	61,146,452

TOTAL INFORMATION TECHNOLOGY		842,306,529

MATERIALS - 3.8%
Chemicals - 3.7%
Air Products & Chemicals, Inc.	158,763	33,857,797
Ecolab, Inc.	182,939	35,137,094
Linde PLC	391,452	77,644,504
NewMarket Corp.	6,294	3,055,674
		149,695,069
Containers & Packaging - 0.1%
Aptargroup, Inc.	45,575	5,384,686

TOTAL MATERIALS		155,079,755

REAL ESTATE - 5.9%
Equity Real Estate Investment Trusts (REITs) - 5.9%
American Campus Communities, Inc.	87,514	4,373,950
American Tower Corp.	43,679	9,525,516
AvalonBay Communities, Inc.	97,569	21,236,869
Crown Castle International Corp.	299,839	41,614,655
CubeSmart	131,239	4,160,276
EPR Properties	42,482	3,304,675
Equity Lifestyle Properties, Inc.	129,718	9,072,477
Essex Property Trust, Inc.	31,832	10,413,202
Extra Space Storage, Inc.	89,672	10,067,475
Federal Realty Investment Trust (SBI)	52,385	7,124,884
Gaming & Leisure Properties	124,045	5,006,456
Mid-America Apartment Communities, Inc.	69,413	9,647,713
National Health Investors, Inc.	31,156	2,672,873
National Retail Properties, Inc.	117,327	6,911,734
Public Storage	108,247	24,123,926
Realty Income Corp.	227,051	18,570,501
Simon Property Group, Inc.	217,639	32,793,845
Store Capital Corp.	145,752	5,902,956
Ventas, Inc.	243,375	15,843,713
		242,367,696
UTILITIES - 5.5%
Electric Utilities - 2.9%
Duke Energy Corp.	525,079	49,493,947
Eversource Energy	193,959	16,242,127
Portland General Electric Co.	38,446	2,186,808
Southern Co.	450,404	28,222,315
Xcel Energy, Inc.	371,190	23,574,277
		119,719,474
Gas Utilities - 0.1%
Spire, Inc.	35,208	2,959,584
Multi-Utilities - 2.2%
CMS Energy Corp.	193,043	12,339,309
Consolidated Edison, Inc.	219,624	20,253,725
Dominion Energy, Inc.	360,311	29,743,673
DTE Energy Co.	78,497	9,994,238
WEC Energy Group, Inc.	197,995	18,690,728
		91,021,673
Water Utilities - 0.3%
American Water Works Co., Inc.	113,715	14,017,648

TOTAL UTILITIES		227,718,379

TOTAL COMMON STOCKS
(Cost $3,603,096,676)		4,113,172,205
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20 (c)
(Cost $437,969)	440,000	438,299
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund 1.83% (d)	22,584,548	$22,589,065
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	138,568,613	138,582,470
TOTAL MONEY MARKET FUNDS
(Cost $161,171,513)		161,171,535
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $3,764,706,158)		4,274,782,039
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(154,240,541)
NET ASSETS - 100%		$4,120,541,498

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	36	Dec. 2019	$5,464,440	$218,206	$218,206
CME E-mini S&P MidCap 400 Index Contracts (United States)	10	Dec. 2019	1,955,000	71,043	71,043
TOTAL FUTURES CONTRACTS					$289,249

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $438,299.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$438,239
Fidelity Securities Lending Cash Central Fund	444,396
Total	$882,635

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$344,352,895	$344,352,895	$--	$--
Consumer Discretionary	443,143,845	443,143,845	--	--
Consumer Staples	372,503,336	372,503,336	--	--
Energy	107,811,178	107,811,178	--	--
Financials	504,552,114	504,552,114	--	--
Health Care	560,732,140	560,732,140	--	--
Industrials	312,604,338	312,604,338	--	--
Information Technology	842,306,529	842,306,529	--	--
Materials	155,079,755	155,079,755	--	--
Real Estate	242,367,696	242,367,696	--	--
Utilities	227,718,379	227,718,379	--	--
U.S. Government and Government Agency Obligations	438,299	--	438,299	--
Money Market Funds	161,171,535	161,171,535	--	--
Total Investments in Securities:	$4,274,782,039	$4,274,343,740	$438,299	$--
Derivative Instruments:
Assets
Futures Contracts	$289,249	$289,249	$--	$--
Total Assets	$289,249	$289,249	$--	$--
Total Derivative Instruments:	$289,249	$289,249	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$289,249	$0
Total Equity Risk	289,249	0
Total Value of Derivatives	$289,249	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI U.S. Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $135,226,393) — See accompanying schedule: Unaffiliated issuers (cost $3,603,534,645)	$4,113,610,504
Fidelity Central Funds (cost $161,171,513)	161,171,535
Total Investment in Securities (cost $3,764,706,158)		$4,274,782,039
Segregated cash with brokers for derivative instruments		369,786
Receivable for fund shares sold		11,642,592
Dividends receivable		5,144,202
Distributions receivable from Fidelity Central Funds		42,951
Prepaid expenses		5,790
Other receivables		28
Total assets		4,291,987,388
Liabilities
Payable for investments purchased	$30,989,643
Payable for fund shares redeemed	1,090,554
Accrued management fee	438,028
Payable for daily variation margin on futures contracts	96,173
Other payables and accrued expenses	253,709
Collateral on securities loaned	138,577,783
Total liabilities		171,445,890
Net Assets		$4,120,541,498
Net Assets consist of:
Paid in capital		$3,477,350,579
Total accumulated earnings (loss)		643,190,919
Net Assets, for 272,560,666 shares outstanding		$4,120,541,498
Net Asset Value, offering price and redemption price per share ($4,120,541,498 ÷ 272,560,666 shares)		$15.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$66,692,390
Interest		19,336
Income from Fidelity Central Funds (including $444,396 from security lending)		882,635
Total income		67,594,361
Expenses
Management fee	$3,052,128
Transfer agent fees	1,569,901
Accounting and security lending fees	501,963
Custodian fees and expenses	75,607
Independent trustees' fees and expenses	11,750
Registration fees	408,234
Audit	54,347
Legal	5,675
Interest	1,697
Miscellaneous	15,672
Total expenses before reductions	5,696,974
Expense reductions	(1,080,193)
Total expenses after reductions		4,616,781
Net investment income (loss)		62,977,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,016,634
Fidelity Central Funds	1,471
Futures contracts	749,163
Total net realized gain (loss)		112,767,268
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	332,475,453
Fidelity Central Funds	22
Futures contracts	217,925
Total change in net unrealized appreciation (depreciation)		332,693,400
Net gain (loss)		445,460,668
Net increase (decrease) in net assets resulting from operations		$508,438,248

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,977,580	$29,733,823
Net realized gain (loss)	112,767,268	15,342,381
Change in net unrealized appreciation (depreciation)	332,693,400	88,341,936
Net increase (decrease) in net assets resulting from operations	508,438,248	133,418,140
Distributions to shareholders	(54,799,991)	(36,966,621)
Share transactions
Proceeds from sales of shares	2,407,697,652	1,711,878,423
Reinvestment of distributions	16,697,276	11,753,177
Cost of shares redeemed	(737,165,017)	(688,798,167)
Net increase (decrease) in net assets resulting from share transactions	1,687,229,911	1,034,833,433
Total increase (decrease) in net assets	2,140,868,168	1,131,284,952
Net Assets
Beginning of period	1,979,673,330	848,388,378
End of period	$4,120,541,498	$1,979,673,330
Other Information
Shares
Sold	173,126,994	135,974,905
Issued in reinvestment of distributions	1,300,351	934,275
Redeemed	(52,084,717)	(54,004,780)
Net increase (decrease)	122,342,628	82,904,400

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Low Volatility Index Fund

Years ended October 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$13.18	$12.60	$10.86	$10.22	$10.00
Income from Investment Operations
Net investment income (loss)B	.29	.26	.24	.23	.09
Net realized and unrealized gain (loss)	1.98	.82	1.74	.53	.13
Total from investment operations	2.27	1.08	1.98	.76	.22
Distributions from net investment income	(.20)	(.14)	(.24)	(.12)	–
Distributions from net realized gain	(.13)	(.37)	–	–C	–
Total distributions	(.33)	(.50)D	(.24)	(.12)	–
Net asset value, end of period	$15.12	$13.18	$12.60	$10.86	$10.22
Total ReturnE,F	17.62%	8.79%	18.60%	7.56%	2.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.19%	.23%	.26%	.23%	.31%I
Expenses net of fee waivers, if any	.15%	.15%	.15%	.15%	.15%I
Expenses net of all reductions	.15%	.15%	.15%	.15%	.15%I
Net investment income (loss)	2.05%	2.00%	2.04%	2.12%	2.08%I
Supplemental Data
Net assets, end of period (000 omitted)	$4,120,541	$1,979,673	$848,388	$948,587	$669,739
Portfolio turnover rateJ	72%	39%	108%	37%	3%K

 A For the period May 29, 2015 (commencement of operations) to October 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.50 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.368 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund (formerly Fidelity SAI International Minimum Volatility Index Fund) and Fidelity SAI U.S. Low Volatility Index Fund (formerly Fidelity SAI U.S. Minimum Volatility Index Fund)(the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity SAI Emerging Markets Low Volatility Index Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity SAI Emerging Markets Low Volatility Index Fund	$649,841,668	$40,012,693	$(41,566,021)	$(1,553,328)
Fidelity SAI International Low Volatility Index Fund	2,423,219,494	214,993,404	(74,679,628)	140,313,776
Fidelity SAI U.S. Low Volatility Index Fund	3,779,207,643	554,048,319	(58,473,923)	495,574,396

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity SAI Emerging Markets Low Volatility Index Fund	$10,347,589	$–	$9,964,469	$1,498,956
Fidelity SAI International Low Volatility Index Fund	51,631,362	98,761,660	–	140,273,970
Fidelity SAI U.S. Low Volatility Index Fund	73,569,973	74,046,550	–	495,574,396

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity SAI Emerging Markets Low Volatility Index Fund	$(9,464,932)	$(499,537)	$(9,964,469)	$(9,964,469)

The tax character of distributions paid was as follows:

October 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI International Low Volatility Index Fund	39,022,516	2,467,828	41,490,344
Fidelity SAI U.S. Low Volatility Index Fund	41,855,336	12,944,654	54,799,990

October 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI International Low Volatility Index Fund	$32,823,660	$–	$32,823,660
Fidelity SAI U.S. Low Volatility Index Fund	9,975,122	26,991,499	36,966,621

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period, except for Fidelity SAI Emerging Markets Low Volatility Index Fund. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Low Volatility Index Fund	956,560,686	306,293,625
Fidelity SAI International Low Volatility Index Fund	2,602,857,685	1,684,246,469
Fidelity SAI U.S. Low Volatility Index Fund	3,901,915,876	2,182,614,751

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund's management fee is equal to the following annual rate of average net assets:

Fidelity SAI Emerging Markets Low Volatility Index Fund	.15%
Fidelity SAI International Low Volatility Index Fund	.15%
Fidelity SAI U.S. Low Volatility Index Fund	.10%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. Effective August 1, 2019 transfer agent fees are not paid by the Funds and are instead paid by the investment adviser or an affiliate. Prior to August 1, 2019, FIIOC received an asset-based fee of .075% based on each Fund's average net assets. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective August 1, 2019 accounting fees are not paid by the Funds and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following rates:

% of Average Net Assets
Fidelity SAI Emerging Markets Low Volatility Index Fund	.02
Fidelity SAI International Low Volatility Index Fund	.02
Fidelity SAI U.S. Low Volatility Index Fund	.02

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	Borrower	$14,650,231	2.41%	$12,774
Fidelity SAI International Low Volatility Index Fund	Borrower	$35,500,571	2.65%	$36,587
Fidelity SAI U.S. Low Volatility Index Fund	Borrower	$5,858,250	2.61%	$1,697

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity SAI Emerging Markets Low Volatility Index Fund	$897
Fidelity SAI International Low Volatility Index Fund	4,743
Fidelity SAI U.S. Low Volatility Index Fund	7,534

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS. Affiliated security lending activity was as follows:

Total Security Lending Income Fees Paid to NFS
Fidelity SAI Emerging Markets Low Volatility Index Fund	$99
Fidelity SAI U.S. Low Volatility Index Fund	$2,993

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	$69,774,500	2.80%	$32,588

10. Expense Reductions.

The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity SAI Emerging Markets Low Volatility Index Fund	.25%	$364,972
Fidelity SAI International Low Volatility Index Fund	.20%	$986,949
Fidelity SAI U.S. Low Volatility Index Fund	.15%	$1,077,844

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity SAI International Low Volatility Index Fund	$4,940
Fidelity SAI U.S. Low Volatility Index Fund	$2,349

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	Strategic Advisers Fidelity International Fund	Strategic Advisers Value Fund	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Emerging Market Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	–%	–%	–%	39%
Fidelity SAI International Low Volatility Index Fund	29%	–%	–%	–%
Fidelity SAI U.S. Low Volatility Index Fund	–%	11%	15%	–%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

Fund	% of shares held
Fidelity SAI International Low Volatility Index Fund	36%
Fidelity SAI U.S. Low Volatility Index Fund	26%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (three of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for each of the periods listed in the table below, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for each of the periods listed in the table below, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operation	Statement of changes in net assets
Fidelity SAI Emerging Markets Low Volatility Index Fund	For the period January 30, 2019 (commencement of operations) through October 31, 2019	For the period January 30, 2019 (commencement of operations) through October 31, 2019
Fidelity SAI International Low Volatility Index Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019
Fidelity SAI U.S. Low Volatility Index Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity SAI Emerging Markets Low Volatility Index Fund	.26%
Actual		$1,000.00	$983.50	$1.30
Hypothetical-C		$1,000.00	$1,023.89	$1.33
Fidelity SAI International Low Volatility Index Fund	.20%
Actual		$1,000.00	$1,053.90	$1.04
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Fidelity SAI U.S. Low Volatility Index Fund	.15%
Actual		$1,000.00	$1,066.30	$.78
Hypothetical-C		$1,000.00	$1,024.45	$.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity SAI Emerging Markets Low Volatility Index Fund	12/09/19	12/06/19	$0.193	$0.000
Fidelity SAI International Low Volatility Index Fund	12/09/19	12/06/19	$0.216	$0.459
Fidelity SAI U.S. Low Volatility Index Fund	12/09/19	12/06/19	$0.243	$0.335

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity SAI International Low Volatility Index Fund	$98,851,286
Fidelity SAI U.S. Low Volatility Index Fund	$74,105,068

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity SAI U.S. Low Volatility Index Fund
December 14, 2018	71%
December 28, 2018	68%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity SAI International Low Volatility Index Fund
December 2018	74%
Fidelity SAI U.S. Low Volatility Index Fund
December 14, 2018	75%
December 28, 2018	70%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for as a section 199A dividend:

Fidelity SAI U.S. Low Volatility Index Fund
December 14, 2018	17%
December 28, 2018	17%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity SAI International Low Volatility Index Fund	12/17/18	$0.2846	$0.0316

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Low Volatility Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity SAI International Low Volatility Index Fund and Fidelity U.S. Low Volatility Index Fund).  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one- and three-year periods.

Investment Performance (for Fidelity SAI Emerging Markets Low Volatility Index Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

With respect to Fidelity SAI Emerging Markets Low Volatility Index Fund, the Board further considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the approval of the management contract and sub-advisory agreements in September 2018. The Board noted that, because the fund did not commence operations until January 2019, no new competitive management fee and expense information was considered by the Board.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity SAI International Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity SAI U.S. Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2018. The Board considered that the Total Mapped Group is dominated by non-factor based index funds (including Fidelity funds) with lower management fees than the fund. The Board further considered that Fidelity believes the management fee is reasonable and that the total expense ratio for the fund ranks below median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each of Fidelity SAI International Low Volatility Index Fund's and Fidelity SAI U.S. Low Volatility Index Fund's total expense ratio ranked below the competitive median for 2018.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.25% for Fidelity SAI Emerging Markets Low Volatility Index Fund, 0.20% for Fidelity SAI International Low Volatility Index Fund, and 0.15% for Fidelity SAI U.S. Low Volatility Index Fund through February 29, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

SV1-SV2-ANN-1219
1.9867660.104

Fidelity® SAI International Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® SAI International Index Fund	11.36%	7.11%

 A From January 5, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Index Fund on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$13,004	Fidelity® SAI International Index Fund
$13,211	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 11.36%, roughly in line with the 11.30% advance of the benchmark MSCI EAFE Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) The past 12 months, the index was primarily driven by four sectors: utilities (+21%), information technology (+19%), health care (+17%) and industrials (+15%). Conversely, energy (-8%) was the only sector to lose ground. Notable individual stocks included Nestle (+29%), as the Swiss packaged-foods giant reported favorable sales growth. Healthy sales also lifted LVMH Moet Hennessy Louis Vuitton (+43%), a French luxury goods conglomerate, while Dutch semiconductor equipment supplier ASML Holding (+55%) reported higher third-quarter revenue. Several health care stocks also stood out, led by Switzerland's Roche Holdings (+27%) and Novartis (+17%), and U.K.-based AstraZeneca (+31%). In contrast, British American Tobacco (-13%) struggled, partly reflecting investors' concern about weakness in tobacco companies' core cigarette business. Teva Pharmaceuticals (-59%), an Israel-based maker of generic drugs, fell sharply due to increasing competition and potential costly legal exposure to the opioid crisis, while shares of Finnish telecom-equipment manufacturer Nokia (-34%) plunged in October after the company issued a disappointing financial outlook.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	24.4%
United Kingdom	15.2%
France	10.3%
Switzerland	9.2%
Germany	8.6%
Australia	6.7%
Netherlands	5.0%
Spain	2.8%
Hong Kong	2.6%
Other*	15.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5
Novartis AG (Switzerland, Pharmaceuticals)	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.1
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	1.1
SAP SE (Germany, Software)	0.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.9
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	0.9
Total SA (France, Oil, Gas & Consumable Fuels)	0.9
11.8

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	18.2
Industrials	15.1
Health Care	11.7
Consumer Staples	11.4
Consumer Discretionary	10.8
Materials	6.7
Information Technology	6.7
Communication Services	5.0
Energy	4.9
Utilities	3.9

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.1
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 6.7%
AGL Energy Ltd.	297,776	$4,064,826
Alumina Ltd.	1,112,673	1,737,007
AMP Ltd.	1,508,739	1,906,353
APA Group unit	536,348	4,308,085
Aristocrat Leisure Ltd.	257,760	5,620,467
ASX Ltd.	87,027	4,939,815
Aurizon Holdings Ltd.	886,093	3,604,838
Australia & New Zealand Banking Group Ltd.	1,273,500	23,403,261
Bank of Queensland Ltd.	171,037	1,067,452
Bendigo & Adelaide Bank Ltd.	216,368	1,587,949
BHP Billiton Ltd.	1,322,948	32,428,708
BlueScope Steel Ltd.	233,348	2,136,111
Boral Ltd.	533,698	1,852,956
Brambles Ltd.	716,089	5,919,944
Caltex Australia Ltd.	113,584	2,135,222
Challenger Ltd.	250,119	1,371,831
Cimic Group Ltd.	44,293	1,009,389
Coca-Cola Amatil Ltd.	231,580	1,625,147
Cochlear Ltd.	26,209	3,823,634
Coles Group Ltd.	508,944	5,266,997
Commonwealth Bank of Australia	795,573	43,136,057
Computershare Ltd.	222,186	2,425,264
Crown Ltd.	170,005	1,460,447
CSL Ltd.	203,482	35,885,336
DEXUS Property Group unit	489,212	4,034,272
Flight Centre Travel Group Ltd.	25,484	748,636
Fortescue Metals Group Ltd.	628,283	3,845,486
Goodman Group unit	733,315	7,281,279
Harvey Norman Holdings Ltd. (a)	243,652	687,469
Incitec Pivot Ltd.	732,707	1,743,432
Insurance Australia Group Ltd.	1,029,952	5,643,181
Lendlease Group unit	256,350	3,313,507
Macquarie Group Ltd.	145,375	13,423,554
Magellan Financial Group Ltd.	56,654	1,879,097
Medibank Private Ltd.	1,225,401	2,856,072
Mirvac Group unit	1,775,287	3,933,821
National Australia Bank Ltd.	1,263,402	24,799,509
Newcrest Mining Ltd.	344,815	7,526,737
Orica Ltd.	173,294	2,738,688
Origin Energy Ltd.	801,135	4,343,321
QBE Insurance Group Ltd.	588,487	5,120,065
Ramsay Health Care Ltd.	64,341	3,040,154
realestate.com.au Ltd.	23,096	1,733,341
Rio Tinto Ltd.	166,503	10,411,937
Santos Ltd.	793,809	4,440,184
Scentre Group unit	2,381,161	6,291,375
SEEK Ltd.	152,016	2,379,055
Sonic Healthcare Ltd.	205,133	4,040,094
South32 Ltd.	2,251,912	3,940,691
SP AusNet	835,601	1,067,370
Stockland Corp. Ltd. unit	1,071,252	3,616,516
Suncorp Group Ltd.	560,347	5,202,544
Sydney Airport unit	502,215	3,041,638
Tabcorp Holdings Ltd.	912,219	3,022,772
Telstra Corp. Ltd.	1,889,667	4,551,162
The GPT Group unit	871,659	3,577,927
TPG Telecom Ltd.	169,110	762,208
Transurban Group unit	1,200,279	12,293,195
Treasury Wine Estates Ltd.	321,949	3,903,035
Vicinity Centres unit	1,439,852	2,650,370
Washington H. Soul Pattinson & Co. Ltd.	54,802	819,193
Wesfarmers Ltd.	510,094	14,014,791
Westpac Banking Corp.	1,549,169	30,077,890
Woodside Petroleum Ltd.	419,826	9,304,799
Woolworths Group Ltd.	565,666	14,586,347
WorleyParsons Ltd.	144,002	1,351,636

TOTAL AUSTRALIA		436,755,446

Austria - 0.2%
Andritz AG	33,186	1,490,857
Erste Group Bank AG	134,444	4,748,771
OMV AG	65,619	3,829,032
Raiffeisen International Bank-Holding AG	67,345	1,656,173
Verbund AG	30,945	1,673,878
Voestalpine AG	52,811	1,322,307

TOTAL AUSTRIA		14,721,018

Bailiwick of Jersey - 0.7%
Experian PLC	407,419	12,813,775
Ferguson PLC	104,030	8,883,469
Glencore Xstrata PLC	4,919,245	14,848,154
WPP PLC	563,906	7,037,297

TOTAL BAILIWICK OF JERSEY		43,582,695

Belgium - 0.9%
Ageas	77,195	4,445,976
Anheuser-Busch InBev SA NV	342,164	27,618,606
Colruyt NV	24,696	1,372,765
Groupe Bruxelles Lambert SA	36,326	3,645,485
KBC Groep NV	112,172	7,866,630
Proximus	69,044	2,119,941
Solvay SA Class A	33,705	3,665,141
Telenet Group Holding NV	21,557	1,058,352
UCB SA	56,535	4,556,245
Umicore SA	88,320	3,641,667

TOTAL BELGIUM		59,990,808

Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	301,000	2,166,216
Dairy Farm International Holdings Ltd.	154,213	929,490
Hongkong Land Holdings Ltd.	529,812	2,910,466
Jardine Matheson Holdings Ltd.	100,178	5,711,249
Jardine Strategic Holdings Ltd.	100,548	3,246,879
Kerry Properties Ltd.	298,500	965,249
NWS Holdings Ltd.	696,856	1,037,117
Shangri-La Asia Ltd.	576,000	591,214
Yue Yuen Industrial (Holdings) Ltd.	332,000	935,639

TOTAL BERMUDA		18,493,519

Cayman Islands - 0.7%
ASM Pacific Technology Ltd.	133,900	1,869,623
BeiGene Ltd. ADR (a)(b)	16,230	2,245,258
Budweiser Brewing Co. APAC Ltd. (b)(c)	540,800	1,963,446
Cheung Kong Property Holdings Ltd.	1,158,000	8,057,027
CK Hutchison Holdings Ltd.	1,211,500	11,185,881
Melco Crown Entertainment Ltd. sponsored ADR	94,039	2,025,600
MGM China Holdings Ltd.	434,400	687,865
Sands China Ltd.	1,086,800	5,353,164
WH Group Ltd. (c)	4,328,500	4,568,919
Wharf Real Estate Investment Co. Ltd.	551,000	3,240,830
Wynn Macau Ltd.	709,200	1,539,022

TOTAL CAYMAN ISLANDS		42,736,635

Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	1,691	2,029,564
Series B	2,984	3,806,398
Carlsberg A/S Series B	47,987	6,750,903
Christian Hansen Holding A/S	47,840	3,672,952
Coloplast A/S Series B	53,859	6,489,966
Danske Bank A/S	287,529	4,102,529
DSV A/S	97,991	9,508,293
Genmab A/S (b)	29,074	6,352,515
H Lundbeck A/S	31,772	1,083,762
ISS Holdings A/S	71,735	1,877,224
Novo Nordisk A/S Series B	794,747	43,702,113
Novozymes A/S Series B	95,692	4,505,472
ORSTED A/S (c)	85,139	7,468,155
Pandora A/S	44,765	2,201,229
Tryg A/S	52,775	1,474,026
Vestas Wind Systems A/S	84,826	6,910,589
William Demant Holding A/S (a)(b)	49,137	1,296,862

TOTAL DENMARK		113,232,552

Finland - 1.1%
Elisa Corp. (A Shares)	63,400	3,462,670
Fortum Corp.	199,271	4,864,986
Kone OYJ (B Shares)	152,613	9,708,737
Metso Corp.	47,807	1,806,453
Neste Oyj	189,827	6,851,067
Nokia Corp.	2,528,943	9,283,785
Nokian Tyres PLC	56,560	1,614,883
Nordea Bank ABP (Stockholm Stock Exchange)	1,456,249	10,658,778
Orion Oyj (B Shares)	47,284	2,095,723
Sampo Oyj (A Shares)	197,618	8,098,356
Stora Enso Oyj (R Shares)	264,315	3,426,940
UPM-Kymmene Corp.	239,674	7,789,367
Wartsila Corp.	201,426	2,125,642

TOTAL FINLAND		71,787,387

France - 10.3%
Accor SA	82,228	3,532,626
Aeroports de Paris	13,484	2,562,595
Air Liquide SA	212,191	28,185,804
Alstom SA	85,133	3,679,267
Amundi SA (c)	27,570	1,967,925
Arkema SA	30,760	3,143,859
Atos Origin SA	43,468	3,373,407
AXA SA	868,001	22,977,056
BIC SA	11,568	803,136
bioMerieux SA	18,853	1,542,312
BNP Paribas SA	505,361	26,409,942
Bollore SA (b)	2,327	9,914
Bollore SA	400,334	1,732,391
Bouygues SA	100,081	4,241,573
Bureau Veritas SA	127,619	3,258,013
Capgemini SA	71,332	8,031,237
Carrefour SA	265,011	4,508,871
Casino Guichard Perrachon SA	25,046	1,351,158
CNP Assurances	76,636	1,519,694
Compagnie de St. Gobain	220,817	8,981,730
Covivio	20,261	2,293,605
Credit Agricole SA	516,520	6,739,734
Danone SA	277,144	22,958,970
Dassault Aviation SA	1,121	1,556,563
Dassault Systemes SA	59,341	9,004,200
Edenred SA	108,642	5,719,150
EDF SA	270,566	2,791,904
Eiffage SA	35,137	3,774,617
ENGIE	821,408	13,737,165
Essilor International SA	127,276	19,418,886
Eurazeo SA	18,464	1,287,056
Eutelsat Communications	76,450	1,449,500
Faurecia SA	33,500	1,561,007
Gecina SA	20,571	3,528,608
Groupe Eurotunnel SA	199,822	3,345,151
Hermes International SCA	14,249	10,250,282
ICADE	13,658	1,337,437
Iliad SA	11,711	1,212,087
Imerys SA	16,318	630,065
Ingenico SA	26,775	2,859,003
Ipsen SA	17,134	1,824,962
JCDecaux SA	34,712	948,500
Kering SA	34,024	19,360,543
Klepierre SA	89,795	3,343,954
L'Oreal SA	113,685	33,194,376
Legrand SA	119,682	9,341,024
LVMH Moet Hennessy Louis Vuitton SE	124,808	53,300,009
Michelin CGDE Series B	76,654	9,333,183
Natixis SA	430,072	1,971,879
Orange SA	894,729	14,400,224
Pernod Ricard SA	95,286	17,588,095
Peugeot Citroen SA	263,980	6,683,264
Publicis Groupe SA	94,804	4,080,228
Remy Cointreau SA	9,586	1,281,883
Renault SA	86,185	4,398,549
Safran SA	147,134	23,277,379
Sanofi SA	505,230	46,575,717
Sartorius Stedim Biotech	12,553	1,878,848
Schneider Electric SA	247,134	22,968,748
SCOR SE	68,819	2,899,760
SEB SA	10,263	1,557,845
Societe Generale Series A	345,544	9,826,900
Sodexo SA	39,647	4,359,924
SR Teleperformance SA	26,258	5,950,823
Suez Environnement SA	155,468	2,423,174
Thales SA	47,875	4,679,537
Total SA	1,073,846	56,772,354
Ubisoft Entertainment SA (b)	37,965	2,241,605
Valeo SA	107,715	4,005,286
Veolia Environnement SA	241,238	6,341,573
VINCI SA	229,415	25,740,175
Vivendi SA	411,070	11,443,321
Wendel SA	12,079	1,710,907
Worldline SA (b)(c)	37,325	2,266,676

TOTAL FRANCE		665,238,725

Germany - 8.0%
adidas AG	80,975	25,002,716
Allianz SE	190,169	46,443,589
Axel Springer SE (b)	21,663	1,510,047
BASF AG	412,319	31,344,177
Bayer AG	418,690	32,480,378
Bayerische Motoren Werke AG (BMW)	148,588	11,386,635
Beiersdorf AG	45,708	5,411,329
Brenntag AG	70,326	3,529,556
Carl Zeiss Meditec AG	18,256	1,990,280
Commerzbank AG	446,920	2,673,187
Continental AG	49,330	6,607,302
Covestro AG (c)	77,299	3,711,408
Daimler AG (Germany)	408,230	23,862,216
Delivery Hero AG (b)(c)	51,103	2,395,507
Deutsche Bank AG	879,442	6,369,586
Deutsche Borse AG	85,176	13,190,330
Deutsche Lufthansa AG	107,772	1,868,480
Deutsche Post AG	443,950	15,720,614
Deutsche Telekom AG	1,496,102	26,324,783
Deutsche Wohnen AG (Bearer)	160,231	6,025,954
Drillisch AG (a)	24,796	663,166
E.ON AG	987,256	9,955,960
Evonik Industries AG	85,108	2,244,881
Fraport AG Frankfurt Airport Services Worldwide	18,907	1,580,258
Fresenius Medical Care AG & Co. KGaA	96,780	6,985,548
Fresenius SE & Co. KGaA	187,414	9,850,201
GEA Group AG	69,665	2,129,685
Hannover Reuck SE	26,725	4,733,255
HeidelbergCement Finance AG	66,491	4,940,367
Henkel AG & Co. KGaA	47,676	4,591,492
Hochtief AG	11,232	1,400,524
Hugo Boss AG	28,889	1,215,335
Infineon Technologies AG	560,816	10,862,319
KION Group AG	29,527	1,962,057
Knorr-Bremse AG	21,945	2,214,766
Lanxess AG	39,534	2,570,579
Merck KGaA	57,764	6,886,946
Metro Wholesale & Food Specialist AG	79,459	1,293,861
MTU Aero Engines Holdings AG	23,323	6,227,307
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	64,373	17,877,007
Puma AG	37,666	2,833,500
RWE AG	245,032	7,468,857
SAP SE	441,423	58,489,202
Siemens AG	343,774	39,671,544
Siemens Healthineers AG (c)	68,017	2,889,862
Symrise AG	57,558	5,538,696
Telefonica Deutschland Holding AG	407,013	1,291,464
Thyssenkrupp AG (a)	183,654	2,620,791
TUI AG (GB)	197,175	2,579,647
Uniper SE	90,033	2,805,562
United Internet AG	55,284	1,665,389
Volkswagen AG	13,883	2,630,682
Vonovia SE	227,945	12,129,173
Wirecard AG (a)	52,548	6,654,800
Zalando SE (b)(c)	62,636	2,713,981

TOTAL GERMANY		520,016,738

Hong Kong - 2.6%
AIA Group Ltd.	5,421,800	53,991,503
Bank of East Asia Ltd.	585,908	1,411,395
BOC Hong Kong (Holdings) Ltd.	1,653,000	5,679,091
CLP Holdings Ltd.	734,500	7,628,094
Galaxy Entertainment Group Ltd.	970,000	6,679,071
Hang Lung Properties Ltd.	890,000	1,956,401
Hang Seng Bank Ltd.	342,200	7,140,038
Henderson Land Development Co. Ltd.	660,021	3,296,530
Hong Kong & China Gas Co. Ltd.	4,553,800	8,838,480
Hong Kong Exchanges and Clearing Ltd.	535,306	16,676,943
Hysan Development Co. Ltd.	286,000	1,127,196
Link (REIT)	944,500	10,286,930
MTR Corp. Ltd.	688,231	3,946,169
New World Development Co. Ltd.	2,782,380	3,980,018
PCCW Ltd.	1,803,584	1,071,175
Power Assets Holdings Ltd.	618,000	4,410,134
Sino Land Ltd.	1,382,697	2,066,948
SJM Holdings Ltd.	902,000	963,554
Sun Hung Kai Properties Ltd.	714,500	10,827,046
Swire Pacific Ltd. (A Shares)	226,500	2,159,063
Swire Properties Ltd.	531,000	1,670,022
Techtronic Industries Co. Ltd.	614,000	4,798,419
Vitasoy International Holdings Ltd.	338,000	1,374,413
Wharf Holdings Ltd.	531,000	1,204,974
Wheelock and Co. Ltd.	374,000	2,313,042

TOTAL HONG KONG		165,496,649

Ireland - 0.7%
AIB Group PLC	370,551	1,186,927
Bank Ireland Group PLC	441,302	2,122,298
CRH PLC	360,201	13,114,841
DCC PLC (United Kingdom)	43,767	4,102,348
James Hardie Industries PLC CDI	198,426	3,407,810
Kerry Group PLC Class A	70,969	8,580,047
Kingspan Group PLC (Ireland)	68,304	3,539,297
Paddy Power Betfair PLC (Ireland)	34,751	3,589,747
Smurfit Kappa Group PLC	102,420	3,415,448

TOTAL IRELAND		43,058,763

Isle of Man - 0.0%
Gaming VC Holdings SA	259,704	2,994,027
Israel - 0.6%
Azrieli Group	19,500	1,502,149
Bank Hapoalim BM (Reg.)	510,001	4,079,198
Bank Leumi le-Israel BM	670,283	4,880,041
Check Point Software Technologies Ltd. (b)	54,771	6,156,808
CyberArk Software Ltd. (b)	16,516	1,677,695
Elbit Systems Ltd. (Israel)	10,441	1,710,814
Israel Chemicals Ltd.	317,387	1,409,328
Israel Discount Bank Ltd. (Class A)	520,813	2,379,120
Mizrahi Tefahot Bank Ltd.	64,647	1,603,129
NICE Systems Ltd. (b)	28,237	4,464,145
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)(b)	489,529	3,989,661
Wix.com Ltd. (b)	20,854	2,545,648

TOTAL ISRAEL		36,397,736

Italy - 1.9%
Assicurazioni Generali SpA	487,149	9,874,792
Atlantia SpA	222,473	5,493,468
Davide Campari-Milano SpA	263,333	2,412,707
Enel SpA	3,653,750	28,317,893
Eni SpA	1,139,382	17,285,556
FinecoBank SpA	276,220	3,111,488
Intesa Sanpaolo SpA	6,663,467	16,697,491
Leonardo SpA	183,709	2,132,912
Mediobanca SpA	274,342	3,258,619
Moncler SpA	81,278	3,131,029
Pirelli & C. SpA (c)	182,067	1,052,253
Poste Italiane SpA (c)	231,699	2,811,543
Prysmian SpA	109,564	2,530,694
Recordati SpA	47,471	1,994,416
Snam Rete Gas SpA	915,529	4,697,012
Telecom Italia SpA (b)	4,314,165	2,525,054
Terna SpA	637,353	4,211,015
UniCredit SpA	900,952	11,422,928

TOTAL ITALY		122,960,870

Japan - 24.4%
ABC-MART, Inc.	15,100	1,035,338
ACOM Co. Ltd.	182,100	731,613
Advantest Corp.	89,300	4,063,908
AEON Co. Ltd.	293,400	5,903,315
AEON Financial Service Co. Ltd.	51,400	783,357
AEON MALL Co. Ltd.	46,900	750,355
Agc, Inc.	82,900	2,914,772
Air Water, Inc.	67,900	1,271,155
Aisin Seiki Co. Ltd.	73,700	2,941,354
Ajinomoto Co., Inc.	196,600	3,737,797
Alfresa Holdings Corp.	85,600	1,911,349
All Nippon Airways Ltd.	52,300	1,795,902
Alps Electric Co. Ltd.	91,700	1,965,920
Amada Holdings Co. Ltd.	145,300	1,654,692
Aozora Bank Ltd.	51,250	1,314,991
Asahi Group Holdings	162,600	8,142,595
ASAHI INTECC Co. Ltd.	88,300	2,429,609
Asahi Kasei Corp.	565,900	6,282,251
Astellas Pharma, Inc.	847,400	14,543,667
Bandai Namco Holdings, Inc.	89,400	5,497,133
Bank of Kyoto Ltd.	24,300	961,807
Benesse Holdings, Inc.	32,800	878,049
Bridgestone Corp.	256,400	10,653,399
Brother Industries Ltd.	101,600	1,909,474
Calbee, Inc.	36,700	1,226,725
Canon, Inc.	448,700	12,312,203
Casio Computer Co. Ltd.	89,000	1,444,788
Central Japan Railway Co.	64,800	13,292,685
Chiba Bank Ltd.	242,100	1,315,899
Chubu Electric Power Co., Inc.	292,600	4,389,657
Chugai Pharmaceutical Co. Ltd.	100,500	8,457,659
Chugoku Electric Power Co., Inc.	119,800	1,595,948
Coca-Cola West Co. Ltd.	56,300	1,278,239
Concordia Financial Group Ltd.	472,300	1,926,008
Credit Saison Co. Ltd.	72,000	1,042,613
CyberAgent, Inc.	45,000	1,462,571
Dai Nippon Printing Co. Ltd.	110,300	2,945,949
Dai-ichi Mutual Life Insurance Co.	481,600	7,849,798
Daicel Chemical Industries Ltd.	109,900	982,445
Daifuku Co. Ltd.	46,000	2,440,840
Daiichi Sankyo Kabushiki Kaisha	254,700	16,747,491
Daikin Industries Ltd.	111,900	15,661,484
Dainippon Sumitomo Pharma Co. Ltd.	72,300	1,261,863
Daito Trust Construction Co. Ltd.	32,100	4,253,907
Daiwa House Industry Co. Ltd.	254,200	8,750,863
Daiwa House REIT Investment Corp.	845	2,460,474
Daiwa Securities Group, Inc.	696,100	3,128,834
DENSO Corp.	194,700	9,039,906
Dentsu, Inc.	96,700	3,457,003
Disco Corp.	11,800	2,575,203
East Japan Railway Co.	137,200	12,455,157
Eisai Co. Ltd.	112,700	8,158,241
Electric Power Development Co. Ltd.	63,300	1,536,951
FamilyMart Co. Ltd.	115,200	2,857,674
Fanuc Corp.	87,000	17,160,689
Fast Retailing Co. Ltd.	26,100	16,095,664
Fuji Electric Co. Ltd.	57,700	1,833,801
Fujifilm Holdings Corp.	161,500	7,090,213
Fujitsu Ltd.	88,100	7,808,218
Fukuoka Financial Group, Inc.	78,300	1,509,416
GMO Payment Gateway, Inc.	18,600	1,370,804
Hakuhodo DY Holdings, Inc.	101,200	1,510,178
Hamamatsu Photonics K.K.	64,000	2,485,073
Hankyu Hanshin Holdings, Inc.	104,100	4,165,770
Hikari Tsushin, Inc.	9,500	2,082,369
Hino Motors Ltd.	131,500	1,243,242
Hirose Electric Co. Ltd.	14,930	1,880,733
Hisamitsu Pharmaceutical Co., Inc.	23,900	1,112,289
Hitachi Chemical Co. Ltd.	47,300	1,557,106
Hitachi Construction Machinery Co. Ltd.	49,100	1,267,379
Hitachi High-Technologies Corp.	31,300	1,947,354
Hitachi Ltd.	433,800	16,190,484
Hitachi Metals Ltd.	97,400	1,222,401
Honda Motor Co. Ltd.	732,400	19,814,345
Hoshizaki Corp.	24,300	2,065,557
Hoya Corp.	171,200	15,130,182
Hulic Co. Ltd.	120,900	1,312,581
Idemitsu Kosan Co. Ltd.	89,123	2,619,795
IHI Corp.	66,900	1,648,626
Iida Group Holdings Co. Ltd.	67,600	1,126,021
INPEX Corp.	458,700	4,240,446
Isetan Mitsukoshi Holdings Ltd.	154,500	1,232,164
Isuzu Motors Ltd.	250,200	2,907,301
Itochu Corp.	605,100	12,651,360
ITOCHU Techno-Solutions Corp.	43,600	1,174,184
J. Front Retailing Co. Ltd.	105,700	1,344,070
Japan Airlines Co. Ltd.	49,800	1,551,872
Japan Airport Terminal Co. Ltd.	23,000	1,136,121
Japan Exchange Group, Inc.	227,900	3,762,289
Japan Post Bank Co. Ltd.	184,300	1,833,329
Japan Post Holdings Co. Ltd.	704,300	6,464,933
Japan Prime Realty Investment Corp.	357	1,715,736
Japan Real Estate Investment Corp.	588	4,013,575
Japan Retail Fund Investment Corp.	1,164	2,713,128
Japan Tobacco, Inc.	538,300	12,167,040
JFE Holdings, Inc.	222,800	2,786,704
JGC Corp.	100,100	1,447,790
JSR Corp.	82,100	1,541,324
JTEKT Corp.	94,400	1,204,014
JX Holdings, Inc.	1,441,200	6,736,515
Kajima Corp.	205,100	2,818,602
Kakaku.com, Inc.	62,100	1,441,955
Kamigumi Co. Ltd.	48,900	1,105,685
Kaneka Corp.	22,400	745,664
Kansai Electric Power Co., Inc.	314,800	3,672,498
Kansai Paint Co. Ltd.	80,500	1,938,830
Kao Corp.	219,500	17,647,512
Kawasaki Heavy Industries Ltd.	65,200	1,564,691
KDDI Corp.	793,600	21,959,820
Keihan Electric Railway Co., Ltd.	43,700	2,063,378
Keihin Electric Express Railway Co. Ltd.	100,300	1,996,535
Keio Corp.	46,600	2,882,838
Keisei Electric Railway Co.	57,700	2,359,091
Keyence Corp.	40,900	25,860,923
Kikkoman Corp.	66,100	3,179,587
Kintetsu Group Holdings Co. Ltd.	76,900	4,191,508
Kirin Holdings Co. Ltd.	368,600	7,819,615
Kobayashi Pharmaceutical Co. Ltd.	22,400	1,791,104
Kobe Steel Ltd.	141,900	762,929
Koito Manufacturing Co. Ltd.	47,300	2,474,416
Komatsu Ltd.	413,500	9,682,067
Konami Holdings Corp.	42,400	1,861,309
Konica Minolta, Inc.	205,800	1,510,531
Kose Corp.	15,100	2,677,140
Kubota Corp.	470,100	7,466,720
Kuraray Co. Ltd.	145,400	1,729,869
Kurita Water Industries Ltd.	45,200	1,301,200
Kyocera Corp.	143,800	9,434,268
Kyowa Hakko Kirin Co., Ltd.	110,700	2,036,882
Kyushu Electric Power Co., Inc.	172,600	1,724,873
Kyushu Railway Co.	71,100	2,348,970
Lawson, Inc.	23,000	1,268,828
LINE Corp. (a)(b)	27,500	1,011,641
Lion Corp.	101,900	2,132,508
LIXIL Group Corp.	115,900	2,155,498
M3, Inc. (a)	197,100	4,723,179
Makita Corp.	101,700	3,420,258
Marubeni Corp.	699,700	4,924,543
Marui Group Co. Ltd.	83,100	1,847,343
Maruichi Steel Tube Ltd.	25,700	701,824
Mazda Motor Corp.	251,600	2,309,768
McDonald's Holdings Co. (Japan) Ltd.	29,600	1,485,701
Mebuki Financial Group, Inc.	407,190	1,034,512
Medipal Holdings Corp.	83,600	1,910,055
Meiji Holdings Co. Ltd.	52,000	3,748,050
Mercari, Inc. (a)(b)	33,800	762,074
Minebea Mitsumi, Inc.	165,000	3,133,606
Misumi Group, Inc.	128,800	3,237,873
Mitsubishi Chemical Holdings Corp.	571,700	4,357,054
Mitsubishi Corp.	606,400	15,423,430
Mitsubishi Electric Corp.	819,900	11,714,281
Mitsubishi Estate Co. Ltd.	530,800	10,305,685
Mitsubishi Gas Chemical Co., Inc.	74,500	1,050,966
Mitsubishi Heavy Industries Ltd.	143,300	5,799,261
Mitsubishi Materials Corp.	50,800	1,460,756
Mitsubishi Motors Corp. of Japan	304,900	1,392,113
Mitsubishi Tanabe Pharma Corp.	102,700	1,229,144
Mitsubishi UFJ Financial Group, Inc.	5,523,300	28,634,379
Mitsubishi UFJ Lease & Finance Co. Ltd.	183,800	1,128,346
Mitsui & Co. Ltd.	743,700	12,772,275
Mitsui Chemicals, Inc.	84,000	1,997,642
Mitsui Fudosan Co. Ltd.	400,300	10,240,810
Mitsui OSK Lines Ltd.	50,100	1,364,650
Mizuho Financial Group, Inc.	10,818,800	16,795,933
MonotaRO Co. Ltd.	56,900	1,718,984
MS&AD Insurance Group Holdings, Inc.	210,700	6,803,764
Murata Manufacturing Co. Ltd.	257,700	14,031,298
Nabtesco Corp.	49,500	1,575,823
Nagoya Railroad Co. Ltd.	80,800	2,568,461
NEC Corp.	110,800	4,391,072
New Hampshire Foods Ltd.	36,300	1,525,177
Nexon Co. Ltd. (b)	223,400	2,588,814
NGK Insulators Ltd.	120,300	1,848,141
NGK Spark Plug Co. Ltd.	68,100	1,380,646
Nidec Corp.	100,400	14,781,469
Nikon Corp.	145,700	1,857,720
Nintendo Co. Ltd.	50,100	18,376,054
Nippon Building Fund, Inc.	601	4,559,553
Nippon Electric Glass Co. Ltd.	34,400	774,913
Nippon Express Co. Ltd.	35,100	2,002,651
Nippon Paint Holdings Co. Ltd.	66,500	3,621,625
Nippon Prologis REIT, Inc.	887	2,477,644
Nippon Steel & Sumitomo Metal Corp.	361,200	5,271,908
Nippon Telegraph & Telephone Corp.	289,300	14,361,694
Nippon Yusen KK	66,100	1,187,492
Nissan Chemical Corp.	56,000	2,299,241
Nissan Motor Co. Ltd.	1,041,900	6,574,994
Nisshin Seifun Group, Inc.	90,100	1,786,162
Nissin Food Holdings Co. Ltd.	28,900	2,183,001
Nitori Holdings Co. Ltd.	35,900	5,464,380
Nitto Denko Corp.	71,100	3,933,659
NKSJ Holdings, Inc.	149,900	5,891,982
Nomura Holdings, Inc.	1,489,300	6,768,845
Nomura Real Estate Holdings, Inc.	56,900	1,348,495
Nomura Real Estate Master Fund, Inc.	1,840	3,517,269
Nomura Research Institute Ltd.	152,220	3,231,739
NSK Ltd.	149,200	1,387,323
NTT Data Corp.	286,400	3,760,676
NTT DOCOMO, Inc.	600,000	16,449,072
Obayashi Corp.	293,200	3,017,438
OBIC Co. Ltd.	29,400	3,681,034
Odakyu Electric Railway Co. Ltd.	133,800	3,256,984
Oji Holdings Corp.	392,300	2,028,286
Olympus Corp.	522,800	7,113,421
OMRON Corp.	86,000	5,031,154
Ono Pharmaceutical Co. Ltd.	170,000	3,202,265
Oracle Corp. Japan	17,500	1,538,183
Oriental Land Co. Ltd.	89,900	13,179,426
ORIX Corp.	593,800	9,331,504
Osaka Gas Co. Ltd.	171,500	3,353,628
Otsuka Corp.	47,400	1,911,071
Otsuka Holdings Co. Ltd.	175,200	7,304,134
Pan Pacific International Hold	201,200	3,167,159
Panasonic Corp.	988,800	8,310,251
Park24 Co. Ltd.	53,100	1,254,034
PeptiDream, Inc. (b)	42,200	2,118,174
Persol Holdings Co., Ltd.	78,900	1,515,513
Pigeon Corp.	52,500	2,562,962
Pola Orbis Holdings, Inc.	41,700	940,994
Rakuten, Inc.	384,900	3,669,415
Recruit Holdings Co. Ltd.	609,200	20,246,179
Renesas Electronics Corp. (b)	341,200	2,309,814
Resona Holdings, Inc.	948,300	4,123,743
Ricoh Co. Ltd.	304,400	2,710,869
Rinnai Corp.	15,300	1,124,601
ROHM Co. Ltd.	41,800	3,311,765
Ryohin Keikaku Co. Ltd.	106,000	2,359,801
Sankyo Co. Ltd. (Gunma)	20,500	717,452
Santen Pharmaceutical Co. Ltd.	160,700	2,846,534
SBI Holdings, Inc. Japan	105,000	2,283,576
Secom Co. Ltd.	94,200	8,728,896
Sega Sammy Holdings, Inc.	78,900	1,110,367
Seibu Holdings, Inc.	88,200	1,556,730
Seiko Epson Corp.	127,600	1,804,398
Sekisui Chemical Co. Ltd.	161,500	2,815,873
Sekisui House Ltd.	276,400	5,960,394
Seven & i Holdings Co. Ltd.	338,300	12,781,078
Seven Bank Ltd.	272,800	790,892
SG Holdings Co. Ltd.	65,500	1,622,033
Sharp Corp. (a)	96,900	1,111,556
Shimadzu Corp.	101,000	2,697,317
Shimamura Co. Ltd.	10,200	863,972
SHIMANO, Inc.	33,600	5,592,746
SHIMIZU Corp.	268,800	2,505,756
Shin-Etsu Chemical Co. Ltd.	163,200	18,197,001
Shinsei Bank Ltd.	85,100	1,326,688
Shionogi & Co. Ltd.	120,400	7,226,757
Shiseido Co. Ltd.	179,600	14,807,652
Shizuoka Bank Ltd.	201,100	1,528,114
Showa Denko K.K.	57,900	1,624,497
SMC Corp.	25,700	11,103,459
SoftBank Corp.	752,600	10,323,652
SoftBank Corp.	741,200	28,511,307
Sohgo Security Services Co., Ltd.	32,500	1,765,330
Sony Corp.	570,700	34,738,023
Sony Financial Holdings, Inc.	66,500	1,430,644
Stanley Electric Co. Ltd.	56,900	1,574,609
Subaru Corp.	276,100	7,912,340
Sumco Corp.	110,200	1,830,518
Sumitomo Chemical Co. Ltd.	671,900	3,073,527
Sumitomo Corp.	533,100	8,658,824
Sumitomo Electric Industries Ltd.	343,500	4,710,676
Sumitomo Heavy Industries Ltd.	48,700	1,512,721
Sumitomo Metal Mining Co. Ltd.	105,600	3,532,288
Sumitomo Mitsui Financial Group, Inc.	596,600	21,181,207
Sumitomo Mitsui Trust Holdings, Inc.	148,400	5,408,498
Sumitomo Realty & Development Co. Ltd.	149,400	5,422,961
Sumitomo Rubber Industries Ltd.	79,000	1,047,047
Sundrug Co. Ltd.	32,900	1,088,685
Suntory Beverage & Food Ltd.	63,200	2,701,852
Suzuken Co. Ltd.	32,900	1,756,659
Suzuki Motor Corp.	165,200	7,799,772
Sysmex Corp.	75,000	4,893,605
T&D Holdings, Inc.	246,700	2,747,681
Taiheiyo Cement Corp.	55,100	1,558,723
Taisei Corp.	91,800	3,619,988
Taisho Pharmaceutical Holdings Co. Ltd.	15,100	1,074,735
Taiyo Nippon Sanso Corp.	59,000	1,381,173
Takeda Pharmaceutical Co. Ltd.	667,503	24,118,938
TDK Corp.	57,900	5,713,212
Teijin Ltd.	73,800	1,478,830
Terumo Corp.	289,700	9,454,859
THK Co. Ltd.	54,900	1,578,666
Tobu Railway Co. Ltd.	85,000	2,836,442
Toho Co. Ltd.	51,600	2,083,890
Toho Gas Co. Ltd.	32,300	1,258,039
Tohoku Electric Power Co., Inc.	194,500	1,999,028
Tokio Marine Holdings, Inc.	286,000	15,462,767
Tokyo Century Corp.	19,500	900,428
Tokyo Electric Power Co., Inc. (b)	682,400	3,160,294
Tokyo Electron Ltd.	70,400	14,262,940
Tokyo Gas Co. Ltd.	174,300	4,254,843
Tokyu Corp.	224,000	4,236,650
Tokyu Fudosan Holdings Corp.	278,500	1,847,264
Toppan Printing Co. Ltd.	123,700	2,287,872
Toray Industries, Inc.	621,400	4,391,524
Toshiba Corp.	231,800	7,926,674
Tosoh Corp.	118,600	1,623,932
Toto Ltd.	64,400	2,629,184
Toyo Seikan Group Holdings Ltd.	64,600	1,020,899
Toyo Suisan Kaisha Ltd.	38,300	1,612,621
Toyoda Gosei Co. Ltd.	30,100	704,181
Toyota Industries Corp.	66,600	3,996,165
Toyota Motor Corp.	1,026,250	71,202,131
Toyota Tsusho Corp.	96,700	3,336,009
Trend Micro, Inc.	56,400	2,846,748
Tsuruha Holdings, Inc.	16,000	1,799,817
Unicharm Corp.	181,200	6,141,026
United Urban Investment Corp.	1,320	2,663,009
USS Co. Ltd.	100,300	1,942,630
Welcia Holdings Co. Ltd.	21,100	1,212,412
West Japan Railway Co.	73,200	6,360,376
Yahoo! Japan Corp.	1,193,800	3,675,374
Yakult Honsha Co. Ltd.	54,500	3,123,379
Yamada Denki Co. Ltd.	267,900	1,294,890
Yamaha Corp.	65,200	3,036,316
Yamaha Motor Co. Ltd.	127,300	2,491,635
Yamato Holdings Co. Ltd.	137,700	2,309,590
Yamazaki Baking Co. Ltd.	55,300	942,793
Yaskawa Electric Corp.	106,700	4,058,629
Yokogawa Electric Corp.	104,100	1,907,416
Yokohama Rubber Co. Ltd.	52,000	1,161,432
Zozo, Inc. (a)	92,000	2,142,951

TOTAL JAPAN		1,585,107,092

Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	297,300	4,386,786
Aroundtown SA	406,785	3,432,598
Eurofins Scientific SA (a)	5,210	2,639,226
Millicom International Cellular SA (depository receipt)	30,018	1,367,888
RTL Group SA	17,904	909,757
SES SA (France) (depositary receipt)	163,127	3,160,220
Tenaris SA	214,826	2,179,388

TOTAL LUXEMBOURG		18,075,863

Mauritius - 0.0%
Golden Agri-Resources Ltd.	2,931,600	440,037
Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	1,146,500	1,144,408
HKT Trust/HKT Ltd. unit	1,719,000	2,674,180

TOTAL MULTI-NATIONAL		3,818,588

Netherlands - 5.0%
ABN AMRO Group NV GDR (c)	189,638	3,529,989
Adyen BV (b)(c)	4,692	3,293,642
AEGON NV	791,514	3,433,855
AerCap Holdings NV (b)	56,196	3,252,624
Airbus Group NV	262,289	37,627,563
Akzo Nobel NV	102,096	9,399,776
ASML Holding NV (Netherlands)	191,272	50,135,185
CNH Industrial NV	460,998	5,011,945
EXOR NV	49,166	3,768,250
Ferrari NV	54,824	8,771,280
Fiat Chrysler Automobiles NV (Italy)	485,388	7,539,968
Heineken Holding NV	52,332	4,984,446
Heineken NV (Bearer)	116,502	11,883,826
ING Groep NV (Certificaten Van Aandelen)	1,750,358	19,820,170
Koninklijke Ahold Delhaize NV	531,657	13,248,927
Koninklijke DSM NV	81,394	9,645,240
Koninklijke KPN NV	1,599,117	4,964,253
Koninklijke Philips Electronics NV	415,728	18,239,699
NN Group NV	133,410	5,084,229
NXP Semiconductors NV	127,918	14,541,718
Prosus NV (b)	219,009	15,102,641
QIAGEN NV (Germany) (b)	100,886	3,027,864
Randstad NV	54,248	3,003,359
STMicroelectronics NV (France)	306,523	6,956,946
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	62,093	9,601,835
Unilever NV	654,871	38,673,495
Vopak NV	30,505	1,673,553
Wolters Kluwer NV	126,969	9,348,995

TOTAL NETHERLANDS		325,565,273

New Zealand - 0.2%
Auckland International Airport Ltd.	429,371	2,558,976
Fisher & Paykel Healthcare Corp.	260,769	3,198,385
Fletcher Building Ltd.	389,495	1,144,389
Meridian Energy Ltd.	579,570	1,708,392
Ryman Healthcare Group Ltd.	172,641	1,426,869
Spark New Zealand Ltd.	836,264	2,398,962
The a2 Milk Co. Ltd. (b)	333,097	2,765,491

TOTAL NEW ZEALAND		15,201,464

Norway - 0.6%
Aker Bp ASA	49,072	1,354,848
DNB ASA	433,129	7,870,234
Equinor ASA	449,929	8,322,279
Gjensidige Forsikring ASA	86,825	1,622,985
Marine Harvest ASA	196,619	4,793,526
Norsk Hydro ASA	610,178	2,156,101
Orkla ASA	341,271	3,278,315
Schibsted ASA (B Shares)	44,716	1,248,682
Telenor ASA	330,083	6,179,085
Yara International ASA	80,547	3,134,765

TOTAL NORWAY		39,960,820

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	613,818	3,029,369
Portugal - 0.2%
Energias de Portugal SA	1,137,768	4,682,435
Galp Energia SGPS SA Class B	227,605	3,640,494
Jeronimo Martins SGPS SA	114,545	1,922,029

TOTAL PORTUGAL		10,244,958

Singapore - 1.3%
Ascendas Real Estate Investment Trust	1,116,100	2,599,456
CapitaCommercial Trust (REIT)	1,157,658	1,743,415
CapitaLand Ltd.	1,142,900	3,020,940
CapitaMall Trust	1,145,600	2,137,512
City Developments Ltd.	207,500	1,643,233
ComfortDelgro Corp. Ltd.	986,800	1,666,392
DBS Group Holdings Ltd.	804,777	15,339,759
Genting Singapore Ltd.	2,757,900	1,902,714
Jardine Cycle & Carriage Ltd.	44,900	1,079,493
Keppel Corp. Ltd.	648,300	3,264,441
Oversea-Chinese Banking Corp. Ltd.	1,430,460	11,499,766
Sembcorp Industries Ltd.	455,600	764,903
Singapore Airlines Ltd.	236,400	1,633,942
Singapore Airport Terminal Service Ltd.	307,500	1,140,355
Singapore Exchange Ltd.	353,300	2,319,606
Singapore Press Holdings Ltd.	725,000	1,179,861
Singapore Technologies Engineering Ltd.	696,400	2,039,996
Singapore Telecommunications Ltd.	3,657,700	8,857,326
Suntec (REIT)	859,600	1,174,307
United Overseas Bank Ltd.	564,972	11,122,854
UOL Group Ltd.	211,891	1,213,263
Venture Corp. Ltd.	125,100	1,451,114
Wilmar International Ltd.	875,500	2,407,170
Yangzijiang Shipbuilding Holdings Ltd.	1,088,300	761,907

TOTAL SINGAPORE		81,963,725

Spain - 2.8%
ACS Actividades de Construccion y Servicios SA	118,373	4,803,358
Aena Sme SA (c)	30,302	5,559,413
Amadeus IT Holding SA Class A	197,043	14,579,015
Banco Bilbao Vizcaya Argentaria SA	2,982,968	15,710,792
Banco de Sabadell SA	2,555,883	2,804,397
Banco Santander SA (Spain)	7,547,271	30,252,392
Bankia SA	563,168	1,072,797
Bankinter SA	307,009	2,122,924
CaixaBank SA	1,612,810	4,624,894
Cellnex Telecom SA (b)	25,560	1,102,083
Cellnex Telecom SA (c)	86,844	3,744,496
Enagas SA	103,039	2,550,061
Endesa SA	143,909	3,916,242
Ferrovial SA	217,472	6,417,781
Gas Natural SDG SA	136,071	3,704,461
Grifols SA	133,411	4,297,150
Iberdrola SA	2,696,633	27,718,685
Inditex SA	489,906	15,271,661
MAPFRE SA (Reg.)	456,864	1,273,851
Red Electrica Corporacion SA	193,082	3,880,472
Repsol SA	651,361	10,734,246
Siemens Gamesa Renewable Energy SA	107,279	1,474,665
Telefonica SA	2,096,403	16,098,874

TOTAL SPAIN		183,714,710

Sweden - 2.4%
Alfa Laval AB	142,864	3,300,947
ASSA ABLOY AB (B Shares)	450,145	10,690,214
Atlas Copco AB:
(A Shares)	307,674	10,868,979
(B Shares)	168,308	5,213,596
Boliden AB	122,002	3,280,738
Electrolux AB (B Shares)	102,303	2,685,855
Epiroc AB:
Class A	289,575	3,256,920
Class B	181,797	1,976,934
Ericsson (B Shares)	1,380,318	12,062,310
Essity AB Class B	272,371	8,499,164
H&M Hennes & Mauritz AB (B Shares)	360,567	7,533,829
Hexagon AB (B Shares)	116,865	5,965,674
Husqvarna AB (B Shares)	189,503	1,449,578
ICA Gruppen AB	41,213	1,822,545
Industrivarden AB (C Shares)	71,562	1,548,236
Investor AB (B Shares)	205,806	10,539,999
Kinnevik AB (B Shares)	110,102	3,009,198
Lundbergfoeretagen AB	33,026	1,242,960
Lundin Petroleum AB	84,965	2,805,270
Sandvik AB	506,862	8,942,277
Securitas AB (B Shares)	142,332	2,275,968
Skandinaviska Enskilda Banken AB (A Shares)	732,618	7,019,876
Skanska AB (B Shares)	154,346	3,284,910
SKF AB (B Shares)	169,375	3,061,860
Svenska Handelsbanken AB (A Shares)	688,683	6,911,493
Swedbank AB (A Shares)	406,588	5,686,766
Swedish Match Co. AB	76,010	3,567,606
Tele2 AB (B Shares)	223,435	3,194,507
Telia Co. AB	1,224,769	5,384,534
Volvo AB (B Shares)	666,534	9,967,947

TOTAL SWEDEN		157,050,690

Switzerland - 9.2%
ABB Ltd. (Reg.)	827,554	17,378,625
Adecco SA (Reg.)	70,658	4,188,626
Alcon, Inc. (Switzerland) (b)	186,382	11,007,213
Baloise Holdings AG	21,567	3,983,282
Barry Callebaut AG	999	2,106,356
Clariant AG (Reg.)	88,244	1,807,817
Coca-Cola HBC AG	87,976	2,678,053
Compagnie Financiere Richemont SA Series A	234,233	18,406,306
Credit Suisse Group AG	1,147,909	14,208,674
Dufry AG	18,828	1,633,350
Ems-Chemie Holding AG	3,715	2,323,523
Galenica AG	20,684	3,250,942
Geberit AG (Reg.)	16,597	8,422,157
Givaudan SA	4,143	12,166,519
Julius Baer Group Ltd.	100,372	4,444,837
Kuehne & Nagel International AG	24,502	3,957,824
Lafargeholcim Ltd. (Reg.)	217,764	11,231,457
Lindt & Spruengli AG	47	3,849,569
Lindt & Spruengli AG (participation certificate)	472	3,507,106
Lonza Group AG	33,420	12,026,457
Nestle SA (Reg. S)	1,375,844	147,189,633
Novartis AG	964,999	84,317,054
Pargesa Holding SA	17,737	1,400,621
Partners Group Holding AG	8,391	6,542,683
Roche Holding AG (participation certificate)	315,578	94,975,087
Schindler Holding AG:
(participation certificate)	18,100	4,425,464
(Reg.)	9,199	2,174,563
SGS SA (Reg.)	2,428	6,320,430
Sika AG	57,246	9,835,983
Sonova Holding AG Class B	24,851	5,693,184
Straumann Holding AG	4,682	4,175,594
Swatch Group AG (Bearer)	13,784	3,814,528
Swatch Group AG (Bearer) (Reg.)	20,547	1,100,769
Swiss Life Holding AG	15,023	7,510,739
Swiss Prime Site AG	33,935	3,494,978
Swiss Re Ltd.	136,253	14,267,547
Swisscom AG	11,604	5,928,450
Temenos Group AG	29,027	4,141,460
UBS Group AG	1,733,722	20,456,689
Zurich Insurance Group Ltd.	67,790	26,490,669

TOTAL SWITZERLAND		596,834,818

United Kingdom - 15.2%
3i Group PLC	434,702	6,351,669
Admiral Group PLC	81,195	2,126,658
Anglo American PLC (United Kingdom)	471,891	12,112,808
Antofagasta PLC	177,253	1,991,132
Ashtead Group PLC	208,713	6,347,968
Associated British Foods PLC	158,470	4,569,402
AstraZeneca PLC (United Kingdom)	588,802	57,418,363
Auto Trader Group PLC (c)	412,754	3,007,447
Aviva PLC	1,733,916	9,345,885
BAE Systems PLC	1,434,541	10,715,616
Barclays PLC	7,729,305	16,765,433
Barratt Developments PLC	451,883	3,694,708
Berkeley Group Holdings PLC	54,134	3,086,090
BHP Billiton PLC	946,178	20,068,946
BP PLC	9,130,330	57,898,753
British American Tobacco PLC (United Kingdom)	1,029,502	36,007,736
British Land Co. PLC	400,337	3,218,765
BT Group PLC	3,779,251	10,020,992
Bunzl PLC	149,614	3,891,554
Burberry Group PLC	183,963	4,870,780
Carnival PLC	72,924	2,918,184
Centrica PLC	2,583,815	2,428,543
Coca-Cola European Partners PLC	105,807	5,661,733
Compass Group PLC	710,709	18,921,980
Croda International PLC	56,809	3,543,976
Diageo PLC	1,065,772	43,623,091
Direct Line Insurance Group PLC	582,139	2,051,835
easyJet PLC	72,306	1,159,530
Evraz PLC	228,819	1,088,383
Fresnillo PLC	100,171	921,271
G4S PLC (United Kingdom)	681,463	1,825,492
GlaxoSmithKline PLC	2,237,557	51,251,112
Halma PLC	168,197	4,081,869
Hargreaves Lansdown PLC	127,254	2,920,938
HSBC Holdings PLC (United Kingdom)	9,084,011	68,630,721
Imperial Brands PLC	428,865	9,401,794
Informa PLC	557,520	5,596,922
InterContinental Hotel Group PLC	76,818	4,648,622
Intertek Group PLC	71,734	4,973,112
Investec PLC	301,453	1,708,772
ITV PLC	1,614,936	2,797,926
J Sainsbury PLC	780,336	2,056,995
John Wood Group PLC	310,161	1,359,178
Johnson Matthey PLC	85,654	3,406,224
Kingfisher PLC	948,975	2,545,728
Land Securities Group PLC	314,332	3,827,398
Legal & General Group PLC	2,661,546	9,091,410
Lloyds Banking Group PLC	31,841,474	23,422,835
London Stock Exchange Group PLC	141,191	12,723,968
M&G PLC (b)	1,160,064	3,212,749
Marks & Spencer Group PLC	867,662	2,044,031
Meggitt PLC	343,483	2,778,147
Melrose Industries PLC	2,175,221	6,004,460
Merlin Entertainments PLC (c)	317,831	1,871,187
Micro Focus International PLC	155,404	2,132,953
Mondi PLC	216,006	4,469,859
National Grid PLC	1,528,151	17,841,147
Next PLC	60,602	5,166,923
NMC Health PLC	42,558	1,203,433
Ocado Group PLC (b)	203,161	3,497,458
Pearson PLC	347,735	3,071,055
Persimmon PLC	141,939	4,186,508
Prudential PLC	1,147,517	20,043,493
Reckitt Benckiser Group PLC	317,541	24,571,837
RELX PLC (London Stock Exchange)	874,798	21,054,291
Rentokil Initial PLC	824,826	4,856,052
Rio Tinto PLC	509,194	26,509,566
Rolls-Royce Holdings PLC (b)	35,338,074	45,775
Rolls-Royce Holdings PLC	768,219	7,068,958
Royal Bank of Scotland Group PLC	2,169,695	5,997,557
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,961,204	56,851,573
Class B (United Kingdom)	1,674,276	48,218,785
RSA Insurance Group PLC	444,109	3,004,528
Sage Group PLC	484,722	4,519,514
Schroders PLC	54,912	2,201,482
Scottish & Southern Energy PLC	460,932	7,668,090
Segro PLC	485,942	5,313,943
Severn Trent PLC	105,369	3,077,843
Smith & Nephew PLC	391,031	8,394,033
Smiths Group PLC	175,405	3,666,047
Spirax-Sarco Engineering PLC	32,684	3,355,225
St. James's Place Capital PLC	235,598	3,176,943
Standard Chartered PLC (United Kingdom)	1,250,423	11,354,345
Standard Life PLC	1,085,558	4,267,749
Taylor Wimpey PLC	1,455,715	3,120,768
Tesco PLC	4,385,897	13,388,188
The Weir Group PLC	114,202	1,991,898
Unilever PLC	497,987	29,818,243
United Utilities Group PLC	304,565	3,433,098
Vodafone Group PLC	11,994,826	24,478,103
Whitbread PLC	59,192	3,113,746
WM Morrison Supermarkets PLC	1,047,817	2,698,971

TOTAL UNITED KINGDOM		986,840,801

TOTAL COMMON STOCKS
(Cost $5,725,764,078)		6,365,311,776

Nonconvertible Preferred Stocks - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	25,396	1,564,910
Fuchs Petrolub AG	30,041	1,282,561
Henkel AG & Co. KGaA	79,002	8,210,177
Porsche Automobil Holding SE (Germany)	68,533	5,046,129
Sartorius AG (non-vtg.)	16,131	3,134,016
Volkswagen AG	83,875	15,968,266

TOTAL GERMANY		35,206,059

Italy - 0.0%
Telecom Italia SpA (Risparmio Shares)	2,467,779	1,427,900
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $33,580,113)		36,633,959
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.94% 2/27/20(d)
(Cost $7,949,666)	8,000,000	7,960,033
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 1.83% (e)	46,627,150	46,636,476
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	25,862,729	25,865,315
TOTAL MONEY MARKET FUNDS
(Cost $72,502,432)		72,501,791
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $5,839,796,289)		6,482,407,559
NET OTHER ASSETS (LIABILITIES) - 0.1%		7,625,784
NET ASSETS - 100%		$6,490,033,343

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	908	Dec. 2019	$88,856,880	$1,513,834	$1,513,834

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $54,815,849 or 0.8% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,151,157.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,069,912
Fidelity Securities Lending Cash Central Fund	587,528
Total	$1,657,440

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$339,419,351	$81,129,484	$258,289,867	$--
Consumer Discretionary	747,838,661	281,402,002	466,436,659	--
Consumer Staples	741,545,658	242,320,838	499,224,820	--
Energy	318,796,856	26,195,227	292,601,629	--
Financials	1,183,171,078	335,245,792	847,925,286	--
Health Care	753,938,165	101,070,383	652,867,782	--
Industrials	961,544,219	383,814,098	577,730,121	--
Information Technology	435,209,471	94,783,104	340,426,367	--
Materials	448,845,660	178,790,938	270,054,722	--
Real Estate	231,696,641	55,831,632	175,865,009	--
Utilities	239,939,975	100,117,111	139,822,864	--
Government Obligations	7,960,033	--	7,960,033	--
Money Market Funds	72,501,791	72,501,791	--	--
Total Investments in Securities:	$6,482,407,559	$1,953,202,400	$4,529,205,159	$--
Derivative Instruments:
Assets
Futures Contracts	$1,513,834	$1,513,834	$--	$--
Total Assets	$1,513,834	$1,513,834	$--	$--
Total Derivative Instruments:	$1,513,834	$1,513,834	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,513,834	$0
Total Equity Risk	1,513,834	0
Total Value of Derivatives	$1,513,834	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $24,639,587) — See accompanying schedule: Unaffiliated issuers (cost $5,767,293,857)	$6,409,905,768
Fidelity Central Funds (cost $72,502,432)	72,501,791
Total Investment in Securities (cost $5,839,796,289)		$6,482,407,559
Foreign currency held at value (cost $556,500)		558,377
Receivable for investments sold		377
Receivable for fund shares sold		3,119,974
Dividends receivable		34,394,010
Interest receivable		3,019
Distributions receivable from Fidelity Central Funds		55,549
Prepaid expenses		11,394
Receivable from investment adviser for expense reductions		49,431
Total assets		6,520,599,690
Liabilities
Payable for investments purchased	$822,429
Payable for fund shares redeemed	3,234,142
Accrued management fee	185,127
Payable for daily variation margin on futures contracts	266,536
Other payables and accrued expenses	191,590
Collateral on securities loaned	25,866,523
Total liabilities		30,566,347
Net Assets		$6,490,033,343
Net Assets consist of:
Paid in capital		$5,971,454,596
Total accumulated earnings (loss)		518,578,747
Net Assets, for 532,431,686 shares outstanding		$6,490,033,343
Net Asset Value, offering price and redemption price per share ($6,490,033,343 ÷ 532,431,686 shares)		$12.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$254,818,948
Interest		41,250
Income from Fidelity Central Funds (including $587,528 from security lending)		1,657,440
Income before foreign taxes withheld		256,517,638
Less foreign taxes withheld		(19,982,738)
Total income		236,534,900
Expenses
Management fee	$3,247,249
Transfer agent fees	4,041,658
Custodian fees and expenses	145,777
Independent trustees' fees and expenses	30,664
Registration fees	7,874
Audit	47,264
Legal	1,267
Interest	189,733
Miscellaneous	25,430
Total expenses before reductions	7,736,916
Expense reductions	(4,499,934)
Total expenses after reductions		3,236,982
Net investment income (loss)		233,297,918
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(271,286,735)
Fidelity Central Funds	(1,133)
Foreign currency transactions	38,600
Futures contracts	954,448
Total net realized gain (loss)		(270,294,820)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	765,444,898
Fidelity Central Funds	(641)
Assets and liabilities in foreign currencies	1,084,275
Futures contracts	7,170,355
Total change in net unrealized appreciation (depreciation)		773,698,887
Net gain (loss)		503,404,067
Net increase (decrease) in net assets resulting from operations		$736,701,985

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$233,297,918	$232,870,854
Net realized gain (loss)	(270,294,820)	(11,015,510)
Change in net unrealized appreciation (depreciation)	773,698,887	(836,442,925)
Net increase (decrease) in net assets resulting from operations	736,701,985	(614,587,581)
Distributions to shareholders	(216,059,751)	(154,716,977)
Share transactions
Proceeds from sales of shares	1,167,868,158	4,661,162,350
Reinvestment of distributions	90,028,249	63,596,711
Cost of shares redeemed	(3,173,000,195)	(2,436,826,674)
Net increase (decrease) in net assets resulting from share transactions	(1,915,103,788)	2,287,932,387
Total increase (decrease) in net assets	(1,394,461,554)	1,518,627,829
Net Assets
Beginning of period	7,884,494,897	6,365,867,068
End of period	$6,490,033,343	$7,884,494,897
Other Information
Shares
Sold	104,064,167	377,997,451
Issued in reinvestment of distributions	8,501,251	5,217,121
Redeemed	(279,539,272)	(196,982,550)
Net increase (decrease)	(166,973,854)	186,232,022

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Index Fund

Years ended October 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$11.27	$12.40	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.38	.37	.33	.25
Net realized and unrealized gain (loss)	.85	(1.24)	2.02	(.06)
Total from investment operations	1.23	(.87)	2.35	.19
Distributions from net investment income	(.31)	(.20)	(.12)	–
Distributions from net realized gain	–	(.06)	(.03)	–
Total distributions	(.31)	(.26)	(.14)C	–
Net asset value, end of period	$12.19	$11.27	$12.40	$10.19
Total ReturnD,E	11.36%	(7.14)%	23.41%	1.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.11%	.13%	.12%	.21%H
Expenses net of fee waivers, if any	.05%	.05%	.05%	.07%H
Expenses net of all reductions	.05%	.05%	.05%	.07%H
Net investment income (loss)	3.35%	2.98%	2.89%	3.02%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,490,033	$7,884,495	$6,365,867	$1,623,150
Portfolio turnover rateI	4%	7%	2%	1%H

 A For the period January 5, 2016 (commencement of operations) to October 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.026 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity SAI International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,089,115,164
Gross unrealized depreciation	(474,908,394)
Net unrealized appreciation (depreciation)	$614,206,770
Tax Cost	$5,868,200,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$187,058,871
Capital loss carryforward	$(282,529,720)
Net unrealized appreciation (depreciation) on securities and other investments	$614,049,596

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(142,829,106)
Long-term	(139,700,614)
Total no expiration	$(282,529,720)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$216,059,751	$ 138,893,660
Long-term Capital Gains	–	15,823,317
Total	$216,059,751	$ 154,716,977

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $258,718,332 and $2,086,036,124, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .035% of the Fund's average net assets. Prior to August 1, 2019, the annual management fee rate was .05%. During July 2019, the Board approved the elimination of the expense contract effective August 1, 2019. Prior to August 1, 2019, under the expense contract, total expenses of the Fund were limited to an annual rate of .125% of the Fund's average net assets, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 1, 2019 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to August 1, 2019, FIIOC received an asset-based fee of .075% of the Fund's average net assets. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$60,934,184	2.61%	$167,852

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,961 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $146. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $19,297,000. The weighted average interest rate was 2.40%. The interest expense amounted to $21,881 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .035% of average net assets. This reimbursement will remain in place through February 28, 2021. The expense limitation prior to August 1, 2019 was .045%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $4,499,892.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $42.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	.05%	$1,000.00	$1,032.20	$.26
Hypothetical-C		$1,000.00	$1,024.95	$.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 99% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3486 and $0.0356 for the dividend paid December 17, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

July 2019 Contract Approval. At its July 2019 meeting, the Board voted to approve an amended and restated management contract to reduce the fund's management fee rate (New Contract). In reaching its conclusion to approve the New Contract, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contract would change its prior conclusions. The Board considered that the New Contract would reduce the fund's management fee rate from 0.05% to 0.035% effective August 1, 2019. The Board also noted that the New Contract would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contract should be approved

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI International Index Fund

The Board considered that effective July 1, 2016, the fund's management fee rate was reduced from 0.10% to 0.05%. The Board considered that the chart below reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board considered that, as a result of its approval of the New Contract at the July 2019 meeting, the fund's management fee rate was reduced from 0.05% to 0.035% effective August 1, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.045% through February 28, 2022.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

SV7-ANN-1219
1.9879602.103

Fidelity® SAI Emerging Markets Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® SAI Emerging Markets Index Fund	11.44%	10.57%

 A From January 5, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Index Fund on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$14,680	Fidelity® SAI Emerging Markets Index Fund
$14,888	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 11.44%, compared with an increase of 11.89% for the benchmark MSCI Emerging Markets Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Of the 11 sectors within the index, nine generated positive performance, led by information technology and consumer discretionary. On an individual basis, China-based Baidu (-46%) struggled considerably, as the company anticipated continued challenges for its core online search-advertising business. Brazilian mining firm Vale (-23%) saw its shares plunge in January, as a dam collapsed at one of its mines, resulting in many casualties and significant financial losses. The stock of South African energy and chemical company Sasol (-44%) fell sharply in May, after the company announced higher-than-expected costs for its Louisiana energy project. In contrast, semiconductor foundry Taiwan Semiconductor Manufacturing (+33%) was the leading contributor, as the company reported better-than-expected quarterly financial results. Similarly, Chinese e-commerce company Alibaba (+24%) announced strong quarterly earnings, while another China-based firm, internet gaming business Tencent Holdings (+21%), also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Cayman Islands	16.4%
Korea (South)	12.1%
Taiwan	11.7%
China	11.4%
India	8.9%
Brazil	7.6%
South Africa	4.5%
Russia	4.0%
Hong Kong	3.1%
Other*	20.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.7
China Construction Bank Corp. (H Shares) (China, Banks)	1.4
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.2
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.1
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.1
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	0.9
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	0.9
23.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	25.5
Information Technology	15.6
Consumer Discretionary	13.5
Communication Services	11.1
Energy	8.1
Materials	7.3
Consumer Staples	6.4
Industrials	4.8
Real Estate	2.9
Utilities	2.8

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	30,517	$698,839
BBVA Banco Frances SA sponsored ADR	46,998	164,493
Grupo Financiero Galicia SA sponsored ADR	68,228	788,716
Pampa Holding SA sponsored ADR (a)(b)	42,012	654,127
Telecom Argentina SA Class B sponsored ADR	59,087	531,783
Transportadora de Gas del Sur SA Class B sponsored ADR	51,506	389,385
YPF SA Class D sponsored ADR	119,963	1,122,854

TOTAL ARGENTINA		4,350,197

Bailiwick of Jersey - 0.1%
Polymetal International PLC	147,762	2,424,198
Belgium - 0.0%
Titan Cement International Trading SA (a)	25,383	529,957
Bermuda - 1.0%
Alibaba Health Information Technology Ltd. (a)	2,435,000	2,450,816
Alibaba Pictures Group Ltd. (a)	10,020,000	1,643,449
Beijing Enterprises Water Group Ltd.	3,620,000	1,886,847
Brilliance China Automotive Holdings Ltd.	2,080,000	2,293,769
China Gas Holdings Ltd.	1,262,500	5,378,174
China Oriental Group Co. Ltd. (H Shares)	727,000	253,721
China Resource Gas Group Ltd.	616,000	3,714,054
Cosco Shipping Ports Ltd.	1,121,745	881,905
Credicorp Ltd. (United States)	46,440	9,940,018
GOME Electrical Appliances Holdings Ltd. (a)(b)	7,062,000	638,374
Haier Electronics Group Co. Ltd.	878,000	2,506,768
HengTen Networks Group Ltd. (a)	14,896,000	214,342
Kunlun Energy Co. Ltd.	2,303,000	2,143,487
Luye Pharma Group Ltd. (c)	765,500	565,819
Nine Dragons Paper (Holdings) Ltd.	1,126,000	976,765
Shenzhen International Holdings Ltd.	644,021	1,309,315
Sihuan Pharmaceutical Holdings Group Ltd.	2,540,000	332,791

TOTAL BERMUDA		37,130,414

Brazil - 4.9%
Ambev SA	3,254,498	14,103,771
Atacadao Distribuicao Comercio e Industria Ltda	267,700	1,275,588
B2W Companhia Global do Varejo (a)	159,364	2,018,624
Banco Bradesco SA	775,706	6,353,807
Banco do Brasil SA	590,505	7,089,594
Banco Santander SA (Brasil) unit	278,900	3,272,668
BB Seguridade Participacoes SA	475,658	4,028,950
BM&F BOVESPA SA	1,423,380	17,170,708
BR Malls Participacoes SA	514,716	1,970,051
Brasil Foods SA (a)	391,169	3,463,511
BTG Pactual Participations Ltd. unit	151,500	2,453,918
CCR SA	817,812	3,352,407
Centrais Eletricas Brasileiras SA (Electrobras) (a)	151,900	1,498,358
Cielo SA	841,231	1,585,764
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	231,600	3,154,218
Companhia Siderurgica Nacional SA (CSN)	429,100	1,262,531
Cosan SA Industria e Comercio	109,100	1,572,096
Drogasil SA	158,900	4,358,309
Embraer SA	465,900	2,036,461
Energisa SA unit	110,600	1,321,519
ENGIE Brasil Energia SA	127,020	1,433,468
Equatorial Energia SA	119,700	3,040,777
Hypermarcas SA	255,500	2,186,451
IRB Brasil Resseguros SA	482,600	4,547,427
JBS SA	753,100	5,312,355
Klabin SA unit	466,700	1,840,966
Kroton Educacional SA	1,011,782	2,439,579
Localiza Rent A Car SA	397,520	4,279,993
Lojas Renner SA	543,394	6,876,261
M. Dias Branco SA	63,300	595,830
Magazine Luiza SA	420,100	4,676,041
Multiplan Empreendimentos Imobiliarios SA	181,419	1,321,344
Natura Cosmeticos SA	267,200	2,076,038
Notre Dame Intermedica Participacoes SA	234,100	3,502,306
Petrobras Distribuidora SA	479,000	3,377,664
Petroleo Brasileiro SA - Petrobras (ON)	1,820,865	14,846,599
Porto Seguro SA	63,000	901,683
Rumo SA (a)	747,500	4,249,595
Sul America SA unit	159,552	1,921,149
Suzano Papel e Celulose SA	372,519	3,031,797
TIM Participacoes SA	562,500	1,601,733
Ultrapar Participacoes SA	498,638	2,346,166
Vale SA (a)	2,183,806	25,701,445
Weg SA	567,040	3,605,416

TOTAL BRAZIL		189,054,936

Cayman Islands - 16.4%
3SBio, Inc. (a)(c)	951,000	1,771,482
51job, Inc. sponsored ADR (a)	17,652	1,390,448
58.com, Inc. ADR (a)	65,128	3,439,410
AAC Technology Holdings, Inc.	503,133	3,255,922
Agile Property Holdings Ltd.	900,000	1,213,081
Airtac International Group	85,000	1,163,601
Alibaba Group Holding Ltd. sponsored ADR (a)	974,772	172,212,954
Anta Sports Products Ltd.	739,000	7,228,988
Autohome, Inc. ADR Class A (a)(b)	40,903	3,458,758
Baidu.com, Inc. sponsored ADR (a)	190,541	19,406,601
Baozun, Inc. sponsored ADR (a)(b)	28,178	1,226,307
Bosideng International Holdings Ltd.	2,194,000	1,134,539
Chailease Holding Co. Ltd.	829,601	3,740,250
China Aoyuan Property Group Ltd.	794,000	1,014,677
China Conch Venture Holdings Ltd.	1,109,100	4,339,780
China Education Group Holdings Ltd.	382,000	570,625
China First Capital Group Ltd. (a)	2,092,000	594,846
China Hongqiao Group Ltd.	1,232,700	684,630
China Huishan Dairy Holdings Co. Ltd. (a)(d)	2,302,000	61,693
China Investment Fund International Holdings Co. Ltd. (d)	660,000	971,982
China Literature Ltd. (a)(b)(c)	165,100	646,789
China Medical System Holdings Ltd.	942,000	1,277,469
China Mengniu Dairy Co. Ltd.	1,897,000	7,562,856
China Resources Cement Holdings Ltd.	1,682,000	1,841,943
China Resources Land Ltd.	1,902,812	8,092,427
China State Construction International Holdings Ltd.	1,407,500	1,296,242
China Zhongwang Holdings Ltd.	1,062,800	441,234
CIFI Holdings Group Co. Ltd.	1,855,797	1,237,772
Country Garden Holdings Co. Ltd.	5,187,000	7,200,745
Country Garden Services Holdings Co. Ltd.	823,000	2,788,631
Ctrip.com International Ltd. ADR (a)	323,587	10,675,135
Dali Foods Group Co. Ltd. (c)	1,310,300	895,827
ENN Energy Holdings Ltd.	544,943	6,217,009
Evergrande Real Estate Group Ltd. (b)	1,249,000	3,040,386
Future Land Development Holding Ltd.	1,170,000	1,232,966
GDS Holdings Ltd. ADR (a)(b)	40,527	1,689,165
Geely Automobile Holdings Ltd.	3,463,517	6,553,709
Genscript Biotech Corp. (a)	638,000	1,528,613
Greentown Service Group Co. Ltd.	778,000	882,696
Haidilao International Holding Ltd. (b)(c)	252,000	1,219,954
Haitian International Holdings Ltd.	441,000	1,040,633
Hengan International Group Co. Ltd.	491,900	3,434,447
Huazhu Group Ltd. ADR (b)	90,130	3,412,322
Hutchison China Meditech Ltd. sponsored ADR (a)(b)	39,449	745,586
iQIYI, Inc. ADR (a)(b)	88,199	1,537,309
JD.com, Inc. sponsored ADR (a)	506,274	15,770,435
Jiayuan International Group Ltd.	470	188
Kaisa Group Holdings Ltd.	1,667,000	728,996
Kingboard Chemical Holdings Ltd.	449,900	1,198,940
Kingboard Laminates Holdings Ltd.	728,500	666,930
Kingdee International Software Group Co. Ltd.	1,620,000	1,775,115
Kingsoft Corp. Ltd. (a)	578,000	1,330,233
KWG Property Holding Ltd.	824,000	829,753
Lee & Man Paper Manufacturing Ltd.	885,000	492,118
Li Ning Co. Ltd.	1,346,000	4,564,047
Lijun International Pharmaceutical Holding Ltd.	1,008,000	840,663
Logan Property Holdings Co. Ltd.	931,000	1,417,895
Longfor Properties Co. Ltd. (c)	1,217,200	5,051,566
Meitu, Inc. (a)(c)	1,429,000	316,257
Meituan Dianping Class B (a)	697,600	8,321,072
Momo, Inc. ADR	103,952	3,484,471
NetEase, Inc. ADR	48,226	13,785,884
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	97,430	11,892,306
Nexteer Auto Group Ltd.	572,000	533,115
NIO, Inc. sponsored ADR (a)(b)	451,738	655,020
Noah Holdings Ltd. sponsored ADR (a)(b)	23,612	715,207
Pinduoduo, Inc. ADR (a)(b)	132,668	5,423,468
Semiconductor Manufacturing International Corp. (a)(b)	2,079,100	2,640,974
Shenzhou International Group Holdings Ltd.	520,400	7,191,227
Shimao Property Holdings Ltd.	788,700	2,642,213
Shui On Land Ltd.	2,269,000	456,620
SINA Corp. (a)	43,595	1,726,362
Sino Biopharmaceutical Ltd.	4,778,500	7,114,677
SOHO China Ltd.	1,336,500	456,069
Sunac China Holdings Ltd.	1,673,000	7,588,373
Sunny Optical Technology Group Co. Ltd.	492,600	7,917,996
TAL Education Group ADR (a)	263,938	11,299,186
Tencent Holdings Ltd.	3,934,500	159,594,799
Tencent Music Entertainment Group ADR (a)	59,861	828,476
Tingyi (Cayman Islands) Holding Corp.	1,359,000	1,807,872
Towngas China Co. Ltd.	689,414	531,453
Uni-President China Holdings Ltd.	893,000	922,408
Vipshop Holdings Ltd. ADR (a)	304,734	3,516,630
Want Want China Holdings Ltd.	3,443,418	2,900,768
Weibo Corp. sponsored ADR (a)(b)	38,207	1,879,402
Wuxi Biologics (Cayman), Inc. (a)(c)	378,500	4,447,930
Xiaomi Corp. Class B (a)(b)(c)	5,393,000	6,110,252
Xinyi Solar Holdings Ltd.	2,236,751	1,263,846
Yihai International Holding Ltd.	320,000	2,176,237
Yuzhou Properties Co.	1,128,223	476,586
YY, Inc. ADR (a)	38,933	2,212,952
Zhen Ding Technology Holding Ltd.	372,000	1,768,641
Zhongsheng Group Holdings Ltd. Class H	396,100	1,313,157
ZTO Express (Cayman), Inc. sponsored ADR	220,451	4,849,922

TOTAL CAYMAN ISLANDS		630,801,146

Chile - 0.8%
Aguas Andinas SA	1,599,670	733,398
Banco de Chile	31,444,767	4,049,319
Banco de Credito e Inversiones	34,377	1,914,005
Banco Santander Chile	44,863,290	2,783,387
Cencosud SA	1,010,933	1,372,721
Colbun SA (a)	5,103,841	880,578
Compania Cervecerias Unidas SA	102,840	1,026,167
Compania de Petroleos de Chile SA (COPEC)	272,396	2,435,660
CorpBanca SA	109,317,278	663,333
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)	104,311	815,949
Empresas CMPC SA	794,712	1,811,035
Enel Chile SA	19,432,876	1,598,181
Enersis SA	26,286,862	4,909,291
LATAM Airlines Group SA	207,945	2,299,284
S.A.C.I. Falabella	528,161	2,688,522

TOTAL CHILE		29,980,830

China - 11.4%
Agricultural Bank of China Ltd.:
(A Shares)	592,200	306,016
(H Shares)	22,155,297	9,116,987
Aier Eye Hospital Group Co. Ltd. (A Shares)	103,450	580,647
Air China Ltd.:
(A Shares)	117,000	137,830
(H Shares)	1,156,000	1,020,636
Aisino Co. Ltd. (A Shares)	45,900	134,139
Aluminum Corp. of China Ltd.:
(A shares) (a)	859,900	413,511
(H Shares) (a)	2,219,000	657,416
Angang Steel Co. Ltd.:
(A Shares)	414,300	175,786
(H Shares)	704,600	235,706
Anhui Conch Cement Co. Ltd.:
(A Shares)	40,800	244,214
(H Shares)	927,400	5,542,821
Anxin Trust Co. Ltd. (A Shares) (a)	119,500	71,172
AVIC Aircraft Co. Ltd. (A Shares)	121,800	259,344
AVIC Aviation Engine Corp. PLC (A Shares)	64,100	192,333
AVIC Capital Co. Ltd. (A Shares)	211,600	137,201
AVIC Shenyang Aircraft Co. Ltd. (A Shares) (a)	26,600	110,997
AviChina Industry & Technology Co. Ltd. (H Shares)	1,696,000	801,109
Baic Motor Corp. Ltd. (H Shares) (c)	1,166,200	723,402
Bank Communications Co. Ltd.:
(H Shares)	6,178,176	4,219,371
Class A	1,058,100	842,747
Bank of Beijing Co. Ltd. (A Shares)	611,025	480,409
Bank of Chengdu Co. Ltd. Class A	230,600	275,850
Bank of China Ltd. (H Shares)	56,011,464	22,840,645
Bank of Guiyang Co. Ltd. (A Shares)	124,880	161,995
Bank of Hangzhou Co. Ltd. (A Shares)	179,700	229,563
Bank of Jiangsu Co. Ltd. (A Shares)	320,503	321,764
Bank of Nanjing Co. Ltd. (A Shares)	223,300	273,520
Bank of Ningbo Co. Ltd. (A Shares)	181,500	695,729
Bank of Shanghai Co. Ltd. (A Shares)	604,580	800,523
Baoshan Iron & Steel Co. Ltd. (A Shares)	777,200	639,689
BBMG Corp.:
(A Shares)	474,800	219,734
(H Shares)	1,238,000	354,306
Beijing Capital International Airport Co. Ltd. (H Shares)	1,117,000	1,057,935
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)	92,200	63,217
Beijing Shiji Information Technology Co. Ltd. (A Shares)	25,100	129,569
Beijing Tongrentang Co. Ltd. (A Shares)	43,500	169,780
BOE Technology Group Co. Ltd. (A Shares)	1,041,200	527,067
BYD Co. Ltd.:
(A Shares)	18,500	112,464
(H Shares) (b)	498,800	2,339,630
Caitong Securities Co. Ltd.	77,900	109,935
CGN Power Co. Ltd. (H Shares) (c)	7,129,447	1,851,674
Changjiang Securities Co. Ltd. (A Shares)	125,900	121,598
Chaozhou Three-Circle Group Co. (A Shares)	70,200	186,922
China Avionics Systems Co. Ltd. (A Shares)	40,800	81,355
China Cinda Asset Management Co. Ltd. (H Shares)	6,181,000	1,282,230
China CITIC Bank Corp. Ltd. (H Shares)	6,337,051	3,673,340
China Coal Energy Co. Ltd. (H Shares)	1,460,000	582,221
China Communications Construction Co. Ltd. (H Shares)	3,221,000	2,451,963
China Communications Services Corp. Ltd. (H Shares)	1,748,000	1,079,439
China Construction Bank Corp. (H Shares)	66,528,000	53,306,924
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)	143,800	105,691
(H Shares) (a)	1,300,000	648,367
China Everbright Bank Co. Ltd.:
(A Shares)	1,912,800	1,178,295
(H Shares)	1,237,000	569,228
China Film Co. Ltd. (A Shares)	66,800	126,207
China Fortune Land Development Co. Ltd. (A Shares)	105,000	425,706
China Galaxy Securities Co. Ltd. (H Shares)	2,478,000	1,263,500
China Gezhouba Group Co. Ltd. (A Shares)	175,400	142,725
China Grand Automotive Services Co. Ltd. (A Shares)	204,000	104,511
China Huarong Asset Management Co. Ltd. (c)	7,100,000	1,048,206
China International Capital Corp. Ltd. (H Shares) (c)	858,600	1,565,612
China International Marine Containers Group Co. Ltd.	87,400	120,295
China International Travel Service Corp. Ltd. (A Shares)	61,300	786,051
China Life Insurance Co. Ltd. (H Shares)	5,262,747	13,534,162
China Longyuan Power Grid Corp. Ltd. (H Shares)	2,250,000	1,215,528
China Merchants Bank Co. Ltd.:
(A Shares)	327,600	1,650,014
(H Shares)	3,007,421	14,343,086
China Merchants Securities Co. Ltd. (A Shares)	207,300	483,597
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	243,500	646,724
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,027,600	896,979
(H Shares)	4,844,061	3,388,279
China Molybdenum Co. Ltd.:
(H Shares) (b)	2,629,000	828,493
Class A	572,200	275,973
China National Building Materials Co. Ltd. (H Shares)	2,656,000	2,238,540
China National Chemical Engineering Co. Ltd. (A Shares)	193,708	164,406
China National Nuclear Power Co. Ltd. (A Shares)	399,700	286,967
China Northern Rare Earth Group High-Tech Co. Ltd.	74,400	106,212
China Oilfield Services Ltd. (H Shares)	1,132,000	1,576,057
China Pacific Insurance (Group) Co. Ltd.	47,300	231,421
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,018,228	7,322,714
China Petroleum & Chemical Corp.:
(A Shares)	449,500	312,636
(H Shares)	18,122,704	10,307,745
China Railway Construction Corp. Ltd.:
(A Shares)	375,100	499,704
(H Shares)	1,384,000	1,513,802
China Railway Group Ltd.:
(A Shares)	977,000	799,122
(H Shares)	2,192,000	1,321,151
China Railway Signal & Communications Corp. (H Shares) (c)	988,000	589,820
China Reinsurance Group Corp. (H Shares)	3,661,000	597,264
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	22,900	95,767
China Shenhua Energy Co. Ltd.:
(A Shares)	385,485	1,008,703
(H Shares)	2,043,702	4,150,637
China Shipbuilding Industry Co. (A Shares)	685,300	515,164
China Shipbuilding Industry Group Power Co. Ltd. (a)	45,200	134,426
China Shipping Development Co. Ltd. (H Shares)	798,000	343,284
China South Publishing & Media Group Co. Ltd. (A Shares)	50,800	83,384
China Southern Airlines Ltd.:
(A Shares)	133,400	126,079
(H Shares)	1,098,000	675,753
China Spacesat Co. Ltd. (A Shares)	24,600	72,973
China State Construction Engineering Corp. Ltd. (A Shares)	1,544,640	1,149,600
China Telecom Corp. Ltd. (H Shares)	9,648,689	4,104,636
China Tower Corp. Ltd. (H Shares) (c)	29,017,000	6,386,435
China United Network Communications Ltd. (A Shares)	978,500	851,853
China Vanke Co. Ltd.:
(A Shares)	408,500	1,537,017
(H Shares)	913,100	3,329,664
China Yangtze Power Co. Ltd. (A Shares)	685,800	1,738,986
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	32,200	54,336
Chongqing Changan Automobile Co. Ltd. (B Shares)	263,500	108,502
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	1,546,646	825,518
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	45,300	312,301
CITIC Guoan Information Industry Co. Ltd. (A Shares) (a)	69,100	33,898
CITIC Securities Co. Ltd.:
(A Shares)	99,800	307,104
(H Shares)	1,772,600	3,252,218
Contemporary Amperex Technology Co. Ltd.	18,300	178,503
COSCO Shipping Development Co. Ltd. (A Shares)	311,000	109,906
COSCO SHIPPING Holdings Co. Ltd. (H Shares) (a)	2,101,000	786,020
CRRC Corp. Ltd.:
(A Shares)	835,700	853,886
(H Shares)	2,880,000	1,926,245
Daqin Railway Co. Ltd. (A Shares)	609,900	660,634
Datang International Power Generation Co. Ltd. (H Shares)	1,696,000	334,530
DHC Software Co. Ltd. (A Shares)	91,200	92,326
Dong E-E-Jiao Co. Ltd. (A Shares)	20,100	100,720
Dongfang Electric Corp. Ltd. (A Shares)	90,400	113,374
Dongfeng Motor Group Co. Ltd. (H Shares)	1,873,000	1,878,831
Dongxing Securities Co. Ltd. (A Shares)	68,500	105,713
East Money Information Co. Ltd. (A Shares)	206,500	436,550
Everbright Securities Co. Ltd. (A Shares)	85,458	138,918
Fangda Carbon New Material Co. Ltd. (A Shares)	59,749	90,666
Financial Street Holdings Co. Ltd. (A Shares)	149,800	167,087
First Capital Securities Co. Ltd. (A Shares)	86,000	81,323
Focus Media Information Technology Co. Ltd. (A Shares)	490,340	417,127
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	70,400	1,116,517
Founder Securities Co. Ltd. (A Shares)	291,300	278,092
Foxconn Industrial Internet Co. Ltd. (A Shares)	90,400	196,934
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	134,100	404,625
(H Shares) (c)	275,900	779,583
GD Power Development Co. Ltd. (A Shares)	608,600	201,240
Gemdale Corp. (A Shares)	113,400	191,513
GF Securities Co. Ltd.:
(A Shares) (a)	118,500	230,580
(H Shares)	1,179,228	1,228,139
Giant Network Group Co. Ltd. (A Shares)	37,700	95,293
GoerTek, Inc. (A Shares)	75,900	200,016
Great Wall Motor Co. Ltd. (H Shares)	2,171,000	1,759,056
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	93,800	782,052
Greenland Holdings Corp. Ltd. (A Shares)	248,900	240,842
Guanghui Energy Co. Ltd. (A Shares)	403,100	188,242
Guangshen Railway Co. Ltd. (A Shares)	227,624	99,842
Guangzhou Automobile Group Co. Ltd. (H Shares)	2,172,200	2,169,453
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (A Shares)	46,300	221,890
Guangzhou Haige Communications Group (A Shares)	64,500	87,951
Guangzhou R&F Properties Co. Ltd. (H Shares)	702,400	1,088,337
Guosen Securities Co. Ltd. (A Shares)	132,700	230,227
Guotai Junan Securities Co. Ltd.:
(A Shares)	384,300	930,116
(H Shares) (c)	325,500	497,396
Guoyuan Securities Co. Ltd. (A Shares)	84,400	101,162
Haier Smart Home Co. Ltd. (A Shares)	235,900	535,791
Haitong Securities Co. Ltd.:
(A Shares)	89,500	179,038
(H Shares)	2,357,600	2,406,894
Han's Laser Technology Industry Group Co. Ltd. (A Shares)	3,300	17,774
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	279,900	1,282,090
Hangzhou Robam Appliances Co. Ltd. (A Shares)	24,300	108,627
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	18,000	174,535
Heilan Home Co. Ltd. (A Shares)	84,100	91,712
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	105,200	444,998
Hengli Petrochemical Co. Ltd. (A Shares)	185,620	424,470
Hengtong Optic-electric Co. Ltd. (A Shares)	48,108	100,327
Hengyi Petrochemical Co. Ltd. (A Shares)	73,800	150,153
Hesteel Co. Ltd. (A Shares)	357,600	125,880
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	11,400	157,051
Huaan Securities Co. Ltd. (A Shares)	76,493	68,382
Huadian Power International Corp. Ltd. (H Shares)	1,248,000	467,636
Huadong Medicine Co. Ltd. (A Shares)	57,700	213,578
Huaneng Power International, Inc. (H Shares)	2,808,186	1,333,819
Huaneng Renewables Corp. Ltd. (H Shares)	3,170,000	1,210,229
Huatai Securities Co. Ltd.:
(A Shares)	133,200	329,586
(H Shares) (c)	1,262,800	1,877,047
HUAXI Securities Co. Ltd.	106,200	143,567
Huaxia Bank Co. Ltd. (A Shares)	436,558	464,122
Huayu Automotive Systems Co. Ltd. (A Shares)	96,300	343,196
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)	138,000	133,463
Hubei Energy Group Co. Ltd. (A Shares)	219,700	126,848
Hundsun Technologies, Inc. (A Shares)	26,660	288,208
iFlytek Co. Ltd. (A Shares)	73,100	343,384
Industrial & Commercial Bank of China Ltd. (H Shares)	46,702,000	33,457,001
Industrial Bank Co. Ltd. (A Shares)	647,700	1,720,559
Industrial Securities Co. Ltd. (A Shares)	154,700	140,015
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	194,300	799,701
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	1,556,000	302,560
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	301,100	126,385
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	578,696	504,759
Jiangsu Expressway Co. Ltd. (H Shares)	834,000	1,108,010
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	135,260	1,744,000
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	46,600	665,590
Jiangxi Copper Co. Ltd.:
(A Shares)	158,600	318,218
(H Shares)	698,000	817,169
Jiangxi Ganfeng Lithium Co. Ltd.	25,400	78,466
Jinduicheng Molybdenum Co. Ltd. (A Shares)	120,800	122,699
Jinke Properties Group Co. Ltd. (A Shares)	189,400	186,316
Jointown Pharmaceutical Group (A Shares)	61,800	113,369
Kangmei Pharmaceutical Co. Ltd. (A Shares)	3,500	1,851
Kweichow Moutai Co. Ltd. (A Shares)	37,100	6,209,412
Legend Holdings Corp.:
(H Shares) (c)	247,700	544,494
rights (a)(d)	16,330	2,709
Lens Technology Co. Ltd. (A Shares)	107,200	200,756
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	41,500	177,787
Liaoning Chengda Co. Ltd. (A Shares) (a)	51,700	102,904
LONGi Green Energy Technology Co. Ltd.	113,420	367,199
Luxshare Precision Industry Co. Ltd. (A Shares)	162,524	732,468
Luzhou Laojiao Co. Ltd. (A Shares)	44,700	552,757
Maanshan Iron & Steel Co. Ltd.:
(A Shares)	252,800	95,402
(H Shares)	1,200,000	453,868
Mango Excellent Media Co. Ltd. (A Shares)	44,370	170,008
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares)	95,688	202,491
Metallurgical Corp. China Ltd.:
(A Shares)	599,100	233,040
(H Shares)	2,194,000	464,468
Midea Group Co. Ltd. (A Shares)	117,800	927,772
Muyuan Foodstuff Co. Ltd. (A Shares)	51,860	724,581
NARI Technology Co. Ltd. (A Shares)	148,600	462,797
New China Life Insurance Co. Ltd.	20,000	135,217
New China Life Insurance Co. Ltd. (H Shares)	644,900	2,502,971
Ningbo Zhoushan Port Co. Ltd. Class A	305,200	159,383
O-film Tech Co. Ltd. (A Shares) (a)	61,900	98,077
Oceanwide Holdings Co., Ltd. (A Shares)	147,400	91,574
Offshore Oil Enginering Co. Ltd. (A Shares)	128,300	109,786
Oppein Home Group, Inc. (A Shares)	10,300	161,382
Orient Securities Co. Ltd. (A Shares)	235,218	333,675
People's Insurance Co. of China Group (H Shares)	5,638,552	2,374,807
Perfect World Co. Ltd. (A Shares)	32,400	135,700
PetroChina Co. Ltd.:
(A Shares)	354,100	295,547
(H Shares)	14,913,790	7,272,882
PICC Property & Casualty Co. Ltd. (H Shares)	4,759,568	6,023,325
Ping An Bank Co. Ltd. (A Shares)	536,300	1,237,549
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	320,300	3,998,774
(H Shares)	3,855,141	44,495,231
Poly Developments & Holdings (A Shares)	394,500	806,347
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	5,451,000	3,494,979
Power Construction Corp. of China Ltd. (A Shares)	367,100	232,450
Risesun Real Estate Development Co. Ltd. (A Shares)	113,300	139,852
Rongsheng Petrochemical Co. Ltd. (A Shares)	159,700	249,757
SAIC Motor Corp. Ltd. (A Shares)	253,500	845,466
Sanan Optoelectronics Co. Ltd. (A Shares)	89,000	191,875
Sany Heavy Industry Co. Ltd. (A Shares)	265,800	507,935
SDIC Capital Co. Ltd.	79,600	138,433
SDIC Power Holdings Co. Ltd. (A Shares)	195,500	231,420
Seazen Holdings Co. Ltd. (A Shares)	50,600	228,436
SF Holding Co. Ltd. (A Shares)	33,700	189,519
Shaanxi Coal Industry Co. Ltd. (A Shares)	219,900	261,470
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	42,988	124,936
Shandong Gold Mining Co. Ltd. (A Shares)	77,660	352,784
Shandong Linglong Tyre Co. Ltd. (A Shares)	43,300	128,848
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,402,000	1,609,553
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)	143,299	66,250
Shanghai Construction Group Co. Ltd. (A Shares)	121,300	58,734
Shanghai Electric Group Co. Ltd.:
(A Shares)	210,800	145,979
(H Shares)	1,744,000	533,450
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	33,100	119,566
(H Shares)	395,000	1,114,834
Shanghai International Airport Co. Ltd. (A Shares)	33,000	357,192
Shanghai International Port Group Co. Ltd. (A Shares)	185,843	153,110
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	607,878	669,519
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	46,500	122,422
(H Shares)	601,309	1,086,517
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	955,209	1,695,552
Shanghai Tunnel Engineering Co. Ltd.	153,000	126,423
Shanghai Zhangjiang High Ltd. Class A	51,400	117,836
Shanghaioriental Pearl Media Co. Ltd.	91,370	116,737
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	111,200	110,616
Shanxi Securities Co. Ltd. (A Shares)	125,200	138,371
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	29,100	367,242
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	111,300	89,540
Shenergy Co. Ltd. (A Shares)	157,200	129,212
Shenwan Hongyuan Group Co. Ltd. (A Shares)	837,500	569,265
Shenzhen Energy Group Co. Ltd. (A Shares)	126,800	109,947
Shenzhen Inovance Technology Co. Ltd. (A Shares)	42,900	151,778
Shenzhen Kangtai Biological Products Co. Ltd.	21,400	262,928
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	14,000	353,492
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	326,300	326,010
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	26,600	70,674
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. (A Shares)	100,700	57,429
Shijiazhuang Baosh Electric Co. Ltd. (A Shares)	129,900	87,840
Sichuan Chuantou Energy Co. Ltd. (A Shares)	152,300	208,800
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	35,100	118,971
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)	126,000	394,463
Sinolink Securities Co. Ltd. (A Shares)	74,400	89,801
Sinopec Engineering Group Co. Ltd. (H Shares)	1,008,500	576,113
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)	696,900	391,741
(H Shares)	1,057,000	291,932
Sinopharm Group Co. Ltd. (H Shares)	814,600	2,917,287
Sinotrans Ltd. (H Shares)	1,374,000	403,990
Songcheng Performance Development Co. Ltd. (A Shares)	59,100	248,303
Soochow Securities Co. Ltd. (A Shares)	67,200	86,644
Southwest Securities Co. Ltd. (A Shares)	19,500	12,336
Spring Airlines Co. Ltd. (A Shares)	23,700	145,333
Suning.com Co. Ltd. (A Shares)	318,100	476,239
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	49,800	145,520
Suzhou Gold Mantis Consolidated Co. Ltd.	88,100	99,976
Tasly Pharmaceutical Group Co. Ltd. (A Shares)	51,660	107,220
TBEA Co. Ltd. (A Shares)	120,200	109,525
TCL Corp. (A Shares)	327,800	153,131
Tianma Microelectronics Co. Ltd. (A Shares)	36,600	71,520
Tianqi Lithium Corp. (A Shares)	27,100	96,641
Tong Ren Tang Technologies Co. Ltd. (H Shares)	355,000	353,439
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	46,900	106,374
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	297,400	91,606
Tongwei Co. Ltd. (A Shares)	83,600	150,613
Transfar Zhilian Co. Ltd.	114,400	122,156
TravelSky Technology Ltd. (H Shares)	650,000	1,481,647
Tsingtao Brewery Co. Ltd.:
(A Shares)	49,500	329,887
(H Shares)	243,000	1,408,189
Tus-Sound Environmental Resources Co. Ltd. (A Shares)	30,100	37,002
Unisplendour Corp. Ltd. (A Shares)	21,836	91,012
Walvax Biotechnology Co. Ltd. (A Shares)	37,100	158,810
Wangsu Science & Technology Co. Ltd. (A Shares)	77,800	105,184
Wanhua Chemical Group Co. Ltd. (A Shares)	98,100	634,439
Wanxiang Qianchao Co. Ltd. (A Shares)	78,300	56,243
Weichai Power Co. Ltd.:
(A Shares)	97,400	159,696
(H Shares)	1,405,000	2,211,498
Weifu High-Technology Group Co. Ltd. (A Shares)	30,500	72,628
Wens Foodstuffs Group Co. Ltd. (A Shares)	157,700	900,827
Western Securities Co. Ltd. (A Shares)	83,000	104,205
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	49,900	129,277
Wuliangye Yibin Co. Ltd. (A Shares)	114,500	2,141,942
WuXi AppTec Co. Ltd.	41,300	551,305
WuXi AppTec Co. Ltd. (H Shares) (c)	108,260	1,305,261
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	32,600	151,436
XCMG Construction Machinery Co. Ltd. (A Shares)	204,000	130,791
Xiamen C&D, Inc. (A Shares)	82,225	99,064
Xinhu Zhongbao Co. Ltd. (A Shares)	377,000	226,855
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	49,600	88,437
(H Shares)	591,764	705,742
Yanzhou Coal Mining Co. Ltd.:
(A Shares)	105,000	154,782
(H Shares)	1,188,000	1,205,313
Yonghui Superstores Co. Ltd. (A Shares)	325,900	385,811
Yonyou Network Technology Co. Ltd. (A Shares)	77,300	323,937
Yunda Holding Co. Ltd. (A Shares)	51,100	238,647
Yunnan Baiyao Group Co. Ltd. (A Shares)	36,700	450,997
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	20,700	318,733
Zhaojin Mining Industry Co. Ltd. (H Shares)	738,500	825,922
Zhejiang Century Huatong Group Co. Ltd. (A Shares)	15,232	19,345
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	160,100	88,644
Zhejiang Chint Electric Co. Ltd. (A Shares)	55,800	180,655
Zhejiang Dahua Technology Co. Ltd. (A Shares)	72,600	165,830
Zhejiang Expressway Co. Ltd. (H Shares)	942,000	771,375
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	25,350	88,222
Zhejiang Longsheng Group Co. Ltd. (A Shares)	62,200	122,090
Zhejiang Semir Garment Co. Ltd. (A Shares)	81,900	129,313
Zhengzhou Yutong Bus Co. Ltd. (A Shares)	43,000	87,246
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)	204,600	681,085
Zhongjin Gold Co. Ltd. (A Shares)	109,300	128,331
Zhuhai Wanlida Electric Co. Ltd. (A Shares)	27,200	107,827
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	380,727	1,412,713
Zijin Mining Group Co. Ltd.:
(A Shares)	219,300	105,593
(H Shares)	4,440,000	1,537,971
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	163,000	135,309
ZTE Corp.:
(A Shares) (a)	38,900	184,065
(H Shares) (a)	660,800	1,843,563

TOTAL CHINA		438,335,621

Colombia - 0.3%
Bancolombia SA	160,033	1,945,963
Cementos Argos SA	333,934	753,821
Ecopetrol SA	3,456,668	3,108,956
Grupo de Inversiones Suramerica SA	167,000	1,689,763
Interconexion Electrica SA ESP	298,518	1,722,219
Inversiones Argos SA	203,724	1,103,003

TOTAL COLOMBIA		10,323,725

Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	111,209	2,536,860
Komercni Banka A/S	54,035	1,826,508
MONETA Money Bank A/S (c)	372,547	1,238,130

TOTAL CZECH REPUBLIC		5,601,498

Egypt - 0.1%
Commercial International Bank SAE	954,066	4,788,064
Eastern Tobacco Co.	638,682	633,538
Elsewedy Electric Co.	442,834	369,028

TOTAL EGYPT		5,790,630

Greece - 0.3%
Alpha Bank AE (a)	964,399	2,055,461
EFG Eurobank Ergasias SA (a)	1,803,248	1,826,136
Ff Group (a)(d)	1,944	2,602
Greek Organization of Football Prognostics SA	151,752	1,650,178
Hellenic Telecommunications Organization SA	170,420	2,584,944
Jumbo SA	76,516	1,493,420
Motor Oil (HELLAS) Corinth Refineries SA	42,904	1,059,417
National Bank of Greece SA (a)	382,639	1,297,342

TOTAL GREECE		11,969,500

Hong Kong - 3.1%
Beijing Enterprises Holdings Ltd.	380,427	1,791,202
BYD Electronic International Co. Ltd.	492,000	844,850
China Agri-Industries Holdings Ltd.	1,472,000	484,961
China Everbright International Ltd.	2,647,814	2,001,234
China Everbright Ltd.	659,000	976,377
China Jinmao Holdings Group Ltd.	3,542,000	2,354,795
China Merchants Holdings International Co. Ltd.	900,880	1,408,554
China Mobile Ltd.	4,233,571	34,404,964
China Overseas Land and Investment Ltd.	2,620,202	8,268,029
China Power International Development Ltd.	2,790,000	582,648
China Resources Beer Holdings Co. Ltd.	1,014,144	5,199,543
China Resources Pharmaceutical Group Ltd. (c)	1,029,200	950,474
China Resources Power Holdings Co. Ltd.	1,314,940	1,652,531
China Taiping Insurance Group Ltd.	1,134,655	2,550,820
China Unicom Ltd.	4,265,814	4,199,690
CITIC Pacific Ltd.	4,096,941	5,389,463
CNOOC Ltd.	12,319,584	18,334,630
CSPC Pharmaceutical Group Ltd.	3,230,963	8,274,887
Far East Horizon Ltd.	1,468,000	1,389,819
Fosun International Ltd.	1,860,954	2,433,343
Guangdong Investment Ltd.	1,983,126	4,292,076
Hua Hong Semiconductor Ltd. (c)	303,000	609,287
Lenovo Group Ltd.	4,931,000	3,437,613
MMG Ltd. (a)	1,620,000	337,255
Shanghai Industrial Holdings Ltd.	369,241	687,332
Shenzhen Investment Ltd.	1,918,000	754,915
Sino-Ocean Group Holding Ltd.	1,893,500	696,148
Sinotruk Hong Kong Ltd.	448,500	677,714
Sun Art Retail Group Ltd.	1,652,571	1,686,272
Winteam Pharmaceutical Group Ltd.	1,496,000	668,003
Yuexiu Property Co. Ltd.	4,759,000	1,048,229

TOTAL HONG KONG		118,387,658

Hungary - 0.3%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	282,980	2,797,076
OTP Bank PLC	152,596	7,028,783
Richter Gedeon PLC	93,759	1,737,652

TOTAL HUNGARY		11,563,511

India - 8.9%
Adani Ports & Special Economic Zone Ltd. (a)	426,633	2,375,663
Ambuja Cements Ltd.	400,484	1,140,353
Ashok Leyland Ltd.	792,368	855,796
Asian Paints Ltd.	195,061	4,968,630
Aurobindo Pharma Ltd.	184,162	1,214,179
Avenue Supermarts Ltd. (a)(c)	86,684	2,432,248
Axis Bank Ltd.	1,439,889	14,908,140
Bajaj Auto Ltd.	57,366	2,621,974
Bajaj Finance Ltd.	119,164	6,752,662
Bajaj Finserv Ltd.	26,199	3,000,510
Bandhan Bank Ltd. (c)	260,715	2,244,932
Bharat Forge Ltd.	139,517	890,683
Bharat Petroleum Corp. Ltd.	448,315	3,317,834
Bharti Airtel Ltd.	1,416,883	7,461,719
Bharti Infratel Ltd.	233,997	624,929
Bosch Ltd.	4,999	1,076,583
Britannia Industries Ltd.	39,418	1,812,071
Cipla Ltd. (a)	243,359	1,599,859
Coal India Ltd.	844,496	2,465,251
Container Corp. of India Ltd.	144,609	1,197,397
Dabur India Ltd.	362,725	2,358,162
Divi's Laboratories Ltd.	53,612	1,324,586
Dr. Reddy's Laboratories Ltd.	78,570	3,082,565
Eicher Motors Ltd.	9,228	2,923,613
GAIL India Ltd. (a)	1,088,837	2,104,357
Glenmark Pharmaceuticals Ltd.	95,142	422,503
Godrej Consumer Products Ltd.	245,268	2,558,440
Grasim Industries Ltd.	201,628	2,182,872
Havells India Ltd.	169,109	1,646,482
HCL Technologies Ltd.	374,997	6,144,438
HDFC Standard Life Insurance Co. Ltd. (c)	345,703	3,046,503
Hero Motocorp Ltd.	67,458	2,567,096
Hindalco Industries Ltd.	802,654	2,120,268
Hindustan Petroleum Corp. Ltd.	417,081	1,905,242
Hindustan Unilever Ltd.	447,443	13,704,324
Housing Development Finance Corp. Ltd.	1,127,480	33,813,576
ICICI Bank Ltd.	1,645,101	10,724,800
ICICI Lombard General Insurance Co. Ltd. (c)	92,165	1,736,604
Indiabulls Housing Finance Ltd.	190,005	550,959
Indian Oil Corp. Ltd.	1,308,819	2,701,462
Infosys Ltd.	2,380,375	22,872,841
InterGlobe Aviation Ltd. (a)(c)	63,008	1,290,326
ITC Ltd.	2,385,103	8,649,746
JSW Steel Ltd.	586,872	1,881,734
Larsen & Toubro Ltd.	329,022	6,821,637
LIC Housing Finance Ltd.	197,094	1,143,975
Lupin Ltd. (a)	156,051	1,637,818
Mahindra & Mahindra Financial Services Ltd.	212,267	1,053,407
Mahindra & Mahindra Ltd.	514,544	4,391,296
Marico Ltd.	306,332	1,578,733
Maruti Suzuki India Ltd.	72,720	7,742,634
Motherson Sumi Systems Ltd. (a)	628,328	1,087,319
Nestle India Ltd.	15,918	3,347,651
NTPC Ltd.	1,632,603	2,813,314
Oil & Natural Gas Corp. Ltd.	1,744,808	3,479,891
Page Industries Ltd.	3,800	1,376,708
Petronet LNG Ltd.	416,885	1,680,996
Pidilite Industries Ltd. (a)	81,625	1,610,633
Piramal Enterprises Ltd.	61,471	1,455,926
Power Grid Corp. of India Ltd.	1,266,615	3,539,415
Rec Ltd.	461,586	907,397
Reliance Industries Ltd.	1,962,528	40,421,057
Shree Cement Ltd.	5,536	1,550,795
Shriram Transport Finance Co. Ltd.	116,470	1,865,606
State Bank of India (a)	1,238,325	5,442,077
Sun Pharmaceutical Industries Ltd.	575,120	3,510,709
Tata Consultancy Services Ltd.	620,975	19,776,815
Tata Motors Ltd. (a)	1,097,244	2,711,224
Tata Power Co. Ltd.	792,666	661,604
Tata Steel Ltd.	244,250	1,306,859
Tech Mahindra Ltd.	319,220	3,321,541
Titan Co. Ltd.	214,796	4,026,939
Ultratech Cemco Ltd.	65,277	3,809,293
United Spirits Ltd. (a)	201,382	1,770,273
UPL Ltd. (a)	365,984	3,073,156
Vedanta Ltd.	1,293,335	2,697,408
Vodafone Idea Ltd. (a)	4,960,592	271,852
Wipro Ltd.	806,546	2,951,419
Yes Bank Ltd.	1,305,970	1,292,372
Zee Entertainment Enterprises Ltd. (a)	371,120	1,357,101

TOTAL INDIA		342,761,762

Indonesia - 2.0%
PT Adaro Energy Tbk	10,095,900	941,276
PT Astra International Tbk	14,034,359	6,941,405
PT Bank Central Asia Tbk	6,768,970	15,151,173
PT Bank Mandiri (Persero) Tbk	12,884,798	6,440,716
PT Bank Negara Indonesia (Persero) Tbk	5,202,000	2,839,683
PT Bank Rakyat Indonesia Tbk	38,373,605	11,498,086
PT Bank Tabungan Negara Tbk	2,913,600	385,623
PT Barito Pacific Tbk	18,540,000	1,254,717
PT Bumi Serpong Damai Tbk (a)	5,084,500	512,003
PT Charoen Pokphand Indonesia Tbk	5,099,500	2,287,020
PT Gudang Garam Tbk	334,800	1,337,097
PT Hanjaya Mandala Sampoerna Tbk	6,497,700	985,196
PT Indah Kiat Pulp & Paper Tbk	1,908,800	988,104
PT Indocement Tunggal Prakarsa Tbk	1,283,600	1,828,706
PT Indofood CBP Sukses Makmur Tbk	1,556,900	1,289,001
PT Indofood Sukses Makmur Tbk	3,033,400	1,662,314
PT Jasa Marga Tbk	1,451,897	563,377
PT Kalbe Farma Tbk	14,133,400	1,604,969
PT Pabrik Kertas Tjiwi Kimia Tbk	927,000	697,795
PT Pakuwon Jati Tbk	11,150,900	496,249
PT Perusahaan Gas Negara Tbk Series B	7,529,700	1,129,975
PT Semen Gresik (Persero) Tbk	2,039,848	1,839,710
PT Surya Citra Media Tbk	3,938,600	342,170
PT Tambang Batubara Bukit Asam Tbk	2,053,300	328,788
PT Telekomunikasi Indonesia Tbk Series B	34,328,465	10,017,762
PT Unilever Indonesia Tbk	1,054,039	3,281,947
PT United Tractors Tbk	1,191,100	1,838,499

TOTAL INDONESIA		78,483,361

Isle of Man - 0.1%
NEPI Rockcastle PLC	259,863	2,261,473
Korea (South) - 11.5%
AMOREPACIFIC Corp.	23,259	3,815,916
AMOREPACIFIC Group, Inc.	19,968	1,443,482
BGF Retail Co. Ltd.	5,129	780,116
BS Financial Group, Inc.	184,150	1,093,611
Celltrion Healthcare Co. Ltd.	34,526	1,625,565
Celltrion Pharm, Inc. (a)	10,518	359,501
Celltrion, Inc. (a)	62,534	10,686,924
Cheil Industries, Inc.	59,573	5,090,448
Cheil Worldwide, Inc.	47,569	1,006,018
CJ CheilJedang Corp.	5,467	1,067,436
CJ Corp.	10,708	753,949
CJ O Shopping Co. Ltd.	7,803	1,100,150
Daelim Industrial Co.	19,428	1,510,692
Daewoo Engineering & Construction Co. Ltd. (a)	136,769	508,958
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	25,288	608,274
Db Insurance Co. Ltd.	34,635	1,494,559
Doosan Bobcat, Inc.	34,809	936,933
E-Mart Co. Ltd.	13,773	1,312,230
Fila Korea Ltd.	33,594	1,653,449
GS Engineering & Construction Corp.	41,816	1,104,098
GS Holdings Corp.	35,679	1,513,695
GS Retail Co. Ltd.	18,884	617,209
Hana Financial Group, Inc.	206,553	5,947,958
Hankook Tire Co. Ltd.	51,295	1,360,953
Hanmi Pharm Co. Ltd.	4,251	1,211,416
Hanmi Science Co. Ltd.	8,891	331,241
Hanon Systems	129,321	1,281,839
Hanwha Chemical Corp.	69,893	976,468
Hanwha Corp.	28,651	581,447
Hanwha Life Insurance Co. Ltd.	210,400	400,919
HDC Hyundai Development Co.	17,368	459,322
HLB, Inc. (a)	19,472	2,795,287
Hotel Shilla Co.	21,984	1,455,844
Hyundai Department Store Co. Ltd.	9,710	613,155
Hyundai Engineering & Construction Co. Ltd.	54,511	2,000,570
Hyundai Fire & Marine Insurance Co. Ltd.	44,535	960,880
Hyundai Glovis Co. Ltd.	12,964	1,672,717
Hyundai Heavy Industries Co. Ltd. (a)	26,595	2,772,467
Hyundai Mobis	45,923	9,339,287
Hyundai Motor Co.	105,724	11,021,480
Hyundai Robotics Co. Ltd.	6,659	1,943,150
Hyundai Steel Co.	57,298	1,556,944
Industrial Bank of Korea	178,622	1,801,040
ING Life Insurance Korea Ltd. (c)	22,522	538,854
Kakao Corp.	34,146	4,128,600
Kangwon Land, Inc.	79,521	2,130,227
KB Financial Group, Inc.	274,166	9,812,132
KCC Corp.	3,991	770,720
Kia Motors Corp.	181,240	6,589,616
Korea Aerospace Industries Ltd.	50,204	1,630,153
Korea Electric Power Corp. (a)	176,791	3,842,175
Korea Express Co. Ltd. (a)	6,424	864,555
Korea Gas Corp.	19,217	645,334
Korea Investment Holdings Co. Ltd.	29,174	1,690,177
Korea Zinc Co. Ltd.	5,877	2,181,986
Korean Air Lines Co. Ltd.	32,340	688,091
KT&G Corp.	80,945	6,916,662
Kumho Petro Chemical Co. Ltd.	12,399	741,637
LG Chemical Ltd.	32,229	8,468,343
LG Corp.	66,115	3,920,721
LG Display Co. Ltd. (a)	159,970	1,864,214
LG Electronics, Inc.	73,090	4,178,213
LG Household & Health Care Ltd.	6,465	6,966,107
LG Innotek Co. Ltd.	9,748	1,007,877
LG Telecom Ltd.	77,545	891,215
Lotte Chemical Corp.	11,711	2,271,571
Lotte Confectionery Co. Ltd.	18,511	577,337
Lotte Shopping Co. Ltd.	7,575	805,858
Medy-Tox, Inc.	3,125	881,192
Meritz Securities Co. Ltd.	217,585	838,517
Mirae Asset Daewoo Co. Ltd.	281,168	1,717,823
NAVER Corp.	96,872	13,575,275
NCSOFT Corp.	11,452	5,049,374
Netmarble Corp. (a)(c)	17,955	1,379,277
Oci Co. Ltd.	13,112	704,735
Orion Corp./Republic of Korea	16,268	1,473,488
Ottogi Corp.	665	321,053
Pearl Abyss Corp. (a)	4,388	812,141
POSCO	54,198	9,776,517
POSCO Chemtech Co. Ltd.	16,840	691,420
Posco International Corp.	40,046	624,494
S-Oil Corp.	31,060	2,646,081
S1 Corp.	11,247	900,498
Samsung Biologics Co. Ltd. (a)(c)	11,323	3,855,639
Samsung Card Co. Ltd.	20,718	593,946
Samsung Electro-Mechanics Co. Ltd.	38,468	3,714,365
Samsung Electronics Co. Ltd.	3,279,914	141,253,592
Samsung Engineering Co. Ltd. (a)	110,520	1,680,999
Samsung Fire & Marine Insurance Co. Ltd.	21,251	3,931,369
Samsung Heavy Industries Co. Ltd. (a)	301,192	1,865,898
Samsung Life Insurance Co. Ltd.	48,098	2,901,605
Samsung SDI Co. Ltd.	37,919	7,371,312
Samsung SDS Co. Ltd.	23,878	4,111,303
Samsung Securities Co. Ltd.	46,181	1,325,895
Shinhan Financial Group Co. Ltd.	310,192	11,235,815
Shinsegae Co. Ltd.	4,900	988,131
SillaJen, Inc. (a)	42,035	691,430
SK C&C Co. Ltd.	24,362	5,381,211
SK Energy Co. Ltd.	38,490	5,262,285
SK Hynix, Inc.	375,395	26,303,215
SK Telecom Co. Ltd.	13,752	2,794,430
STX Pan Ocean Co. Ltd. (Korea) (a)	177,002	664,727
ViroMed Co. Ltd.	13,377	1,106,472
Woongjin Coway Co. Ltd.	35,625	2,794,500
Woori Financial Group, Inc. (a)	325,797	3,271,082
Woori Investment & Securities Co. Ltd.	98,968	1,023,262
Yuhan Corp.	6,314	1,211,232

TOTAL KOREA (SOUTH)		441,415,572

Luxembourg - 0.1%
Globant SA (a)	23,743	2,214,272
Reinet Investments SCA	104,704	1,964,919

TOTAL LUXEMBOURG		4,179,191

Malaysia - 2.0%
AirAsia Group BHD	1,018,200	464,874
Alliance Bank Malaysia Bhd	606,100	417,117
AMMB Holdings Bhd	1,155,300	1,102,001
Axiata Group Bhd	1,891,412	1,944,112
British American Tobacco (Malaysia) Bhd	97,800	440,292
Bumiputra-Commerce Holdings Bhd	3,453,817	4,334,613
Dialog Group Bhd	2,643,565	2,199,692
DiGi.com Bhd	2,218,200	2,491,151
Fraser & Neave Holdings BHD	87,400	722,782
Gamuda Bhd	1,222,900	1,093,512
Genting Bhd	1,426,000	1,980,872
Genting Malaysia Bhd	2,030,740	1,557,553
Genting Plantations Bhd	165,100	391,314
Hap Seng Consolidated Bhd	344,600	822,953
Hartalega Holdings Bhd	995,500	1,252,340
Hong Leong Bank Bhd	441,800	1,819,147
Hong Leong Credit Bhd	148,400	618,462
IHH Healthcare Bhd	1,433,387	1,953,546
IJM Corp. Bhd	1,928,500	991,527
IOI Corp. Bhd	1,242,800	1,297,128
IOI Properties Group Bhd	25	6
Kuala Lumpur Kepong Bhd	279,000	1,446,575
Malayan Banking Bhd	2,737,274	5,629,019
Malaysia Airports Holdings Bhd	677,800	1,282,869
Maxis Bhd	1,597,100	2,056,484
MISC Bhd	771,300	1,536,274
Nestle (Malaysia) BHD	44,000	1,522,750
Petronas Chemicals Group Bhd	1,674,100	2,990,972
Petronas Dagangan Bhd	176,526	994,762
Petronas Gas Bhd	408,700	1,627,964
PPB Group Bhd	358,540	1,551,077
Press Metal Bhd	908,900	1,034,136
Public Bank Bhd	2,149,557	10,432,570
QL Resources Bhd	396,500	689,514
RHB Capital Bhd	1,058,260	1,455,743
RHB Capital Bhd (a)(d)	141,500	0
Sime Darby Bhd	1,960,449	1,062,977
Sime Darby Plantation Bhd	1,361,649	1,596,820
Sime Darby Property Bhd	1,642,549	284,807
SP Setia Bhd	1,091,059	315,588
Telekom Malaysia Bhd	796,300	715,585
Tenaga Nasional Bhd	2,154,172	7,134,075
Top Glove Corp. Bhd	1,017,300	1,058,364
Westports Holdings Bhd	591,900	605,511
YTL Corp. Bhd	1,883,896	391,727

TOTAL MALAYSIA		75,311,157

Mexico - 2.5%
Alfa SA de CV Series A	2,132,000	1,848,661
Alsea S.A.B. de CV (a)	349,300	931,878
America Movil S.A.B. de CV Series L	23,057,747	18,267,360
CEMEX S.A.B. de CV unit	10,478,386	3,938,280
Coca-Cola FEMSA S.A.B. de CV unit	368,669	2,025,940
El Puerto de Liverpool S.A.B. Dcv Class C	126,299	643,559
Embotelladoras Arca S.A.B. de CV	309,500	1,729,107
Fibra Uno Administracion SA de CV	2,144,183	3,256,987
Fomento Economico Mexicano S.A.B. de CV unit	1,335,091	11,847,271
Gruma S.A.B. de CV Series B	139,320	1,461,895
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	246,027	2,579,405
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	142,970	2,344,421
Grupo Bimbo S.A.B. de CV Series A	1,120,370	2,081,565
Grupo Carso SA de CV Series A1	321,200	1,075,314
Grupo Financiero Banorte S.A.B. de CV Series O	1,778,981	9,710,343
Grupo Financiero Inbursa S.A.B. de CV Series O	1,567,300	1,947,260
Grupo Mexico SA de CV Series B	2,403,254	6,330,303
Grupo Televisa SA de CV	1,662,693	3,671,728
Industrias Penoles SA de CV	97,300	1,167,610
Infraestructura Energetica Nova S.A.B. de CV	370,500	1,637,700
Kimberly-Clark de Mexico SA de CV Series A	1,058,527	2,134,498
Megacable Holdings S.A.B. de CV unit	205,900	845,906
Mexichem S.A.B. de CV	727,520	1,569,899
Promotora y Operadora de Infraestructura S.A.B. de CV	159,490	1,475,302
Wal-Mart de Mexico SA de CV Series V	3,593,956	10,785,698

TOTAL MEXICO		95,307,890

Netherlands - 0.1%
X5 Retail Group NV GDR	84,587	2,832,208
Pakistan - 0.0%
Habib Bank Ltd.	397,400	326,887
MCB Bank Ltd.	256,300	284,739
Oil & Gas Development Co. Ltd.	445,000	368,387

TOTAL PAKISTAN		980,013

Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	148,660	2,280,444
Philippines - 1.1%
Aboitiz Equity Ventures, Inc.	1,242,030	1,366,208
Aboitiz Power Corp.	970,955	763,762
Alliance Global Group, Inc.	2,926,900	660,940
Altus San Nicolas Corp. (d)	27,638	2,820
Ayala Corp.	199,916	3,382,495
Ayala Land, Inc.	5,065,013	4,836,933
Bank of the Philippine Islands (BPI)	624,828	1,192,900
BDO Unibank, Inc.	1,365,881	4,163,760
DMCI Holdings, Inc.	3,043,400	491,359
Globe Telecom, Inc.	22,600	808,537
GT Capital Holdings, Inc.	64,747	1,138,909
International Container Terminal Services, Inc.	700,560	1,636,623
JG Summit Holdings, Inc.	1,976,740	2,964,906
Jollibee Food Corp.	299,093	1,365,716
Manila Electric Co.	152,190	1,014,310
Megaworld Corp.	7,459,500	709,056
Metro Pacific Investments Corp.	9,391,200	886,666
Metropolitan Bank & Trust Co.	1,243,652	1,654,422
Philippine Long Distance Telephone Co.	57,980	1,246,840
Robinsons Land Corp.	1,375,797	689,045
Security Bank Corp.	154,630	606,285
SM Investments Corp.	174,065	3,526,288
SM Prime Holdings, Inc.	6,992,500	5,365,211
Universal Robina Corp.	608,378	1,806,135

TOTAL PHILIPPINES		42,280,126

Poland - 1.0%
Alior Bank SA (a)	60,649	427,963
Bank Millennium SA (a)	420,201	675,837
Bank Polska Kasa Opieki SA	116,281	3,280,879
Bank Zachodni WBK SA	25,036	2,052,341
BRE Bank SA (a)	9,852	984,517
CD Projekt RED SA	46,405	3,061,966
Cyfrowy Polsat SA	175,454	1,272,055
Dino Polska SA (a)(c)	33,981	1,325,211
Grupa Lotos SA	64,130	1,601,299
Jastrzebska Spolka Weglowa SA	36,128	183,068
KGHM Polska Miedz SA (Bearer) (a)	98,019	2,145,789
LPP SA	909	1,940,218
NG2 SA	18,961	553,845
Polish Oil & Gas Co. SA	1,209,911	1,489,647
Polska Grupa Energetyczna SA (a)	578,494	1,240,068
Polski Koncern Naftowy Orlen SA	204,915	5,599,342
Powszechna Kasa Oszczednosci Bank SA	596,920	5,955,686
Powszechny Zaklad Ubezpieczen SA	410,615	3,971,111
Telekomunikacja Polska SA (a)	441,913	722,902

TOTAL POLAND		38,483,744

Qatar - 1.0%
Barwa Real Estate Co. (a)	1,183,462	1,111,629
Industries Qatar QSC (a)	1,265,231	3,652,177
Masraf al Rayan (a)	2,621,233	2,699,704
Mesaieed Petrochemical Holding Co. (a)	3,039,324	2,086,874
Qatar Electricity & Water Co. (a)	344,427	1,494,630
Qatar Fuel Co. (a)	338,097	2,052,168
Qatar Insurance Co. SAQ (a)	1,075,090	906,489
Qatar Islamic Bank (a)	795,003	3,323,248
Qatar National Bank SAQ (a)	3,125,004	16,479,010
Qatar Telecom (Qtel) Q.S.C. (a)	564,258	1,131,306
The Commercial Bank of Qatar (a)	1,369,420	1,617,277

TOTAL QATAR		36,554,512

Russia - 3.9%
Alrosa Co. Ltd.	1,821,101	2,116,110
Gazprom OAO	6,473,556	26,260,998
Gazprom OAO sponsored ADR (Reg. S)	418,279	3,347,905
Inter Rao Ues JSC	25,262,158	1,701,938
Lukoil PJSC	269,587	24,905,201
Magnit OJSC GDR (Reg. S)	246,719	2,802,728
Magnitogorsk Iron & Steel Works PJSC	1,571,400	895,212
MMC Norilsk Nickel PJSC	39,036	10,889,718
MMC Norilsk Nickel PJSC sponsored ADR	43,394	1,202,014
Mobile TeleSystems OJSC sponsored ADR	343,798	3,076,992
Moscow Exchange MICEX-RTS OAO (a)	994,487	1,473,837
NOVATEK OAO GDR (Reg. S)	62,488	13,372,432
Novolipetsk Steel OJSC	838,136	1,634,380
PhosAgro OJSC GDR (Reg. S)	75,441	949,048
Polyus PJSC	18,200	2,119,939
Rosneft Oil Co. OJSC	710,061	4,717,314
Rosneft Oil Co. OJSC GDR (Reg. S)	88,545	586,345
Sberbank of Russia	7,387,375	27,074,073
Severstal PAO	146,507	2,015,649
Severstal PAO GDR (Reg. S)	1,679	22,935
Surgutneftegas OJSC	5,026,062	3,370,434
Tatneft PAO	993,420	11,591,514
Tatneft PAO sponsored ADR	8,957	626,990
VTB Bank OJSC	2,204,029,962	1,481,097

TOTAL RUSSIA		148,234,803

Saudi Arabia - 2.4%
Advanced Polypropylene Co.	72,564	899,722
Al Rajhi Bank	844,455	13,600,267
Alinma Bank	521,120	2,912,480
Almarai Co. Ltd.	172,718	2,298,117
Bank Al-Jazira	262,041	911,131
Bank Albilad	254,036	1,679,890
Banque Saudi Fransi	370,777	3,331,783
Bupa Arabia for Cooperative Insurance Co.	18,108	518,572
Dar Al Arkan Real Estate Development Co. (a)	341,369	1,095,934
Emaar The Economic City (a)	242,975	607,065
Etihad Etisalat Co. (a)	264,346	1,583,130
Jarir Marketing Co.	42,555	1,797,379
National Commercial Bank	828,082	9,604,983
National Industrialization Co. (a)	204,730	667,093
Rabigh Refining & Petrochemical Co. (a)	153,460	822,480
Riyad Bank	830,072	4,913,633
SABIC	516,554	12,079,510
Sahara International Petrochemical Co.	247,398	1,084,506
Samba Financial Group	670,368	4,951,389
Saudi Airlines Catering Co.	30,065	693,444
Saudi Arabian Fertilizers Co.	115,175	2,398,519
Saudi Arabian Mining Co. (a)	284,365	3,214,963
Saudi Cement Co.	51,450	941,117
Saudi Electricity Co.	569,058	3,153,088
Saudi Industrial Investment Group	151,100	849,316
Saudi Kayan Petrochemical Co. (a)	495,303	1,349,758
Saudi Telecom Co.	276,803	7,070,828
The Co. for Cooperative Insurance (a)	42,707	802,827
The Saudi British Bank	255,379	2,219,917
The Savola Group (a)	178,599	1,471,538
Yanbu National Petrochemical Co.	159,379	2,116,384

TOTAL SAUDI ARABIA		91,640,763

Singapore - 0.0%
BOC Aviation Ltd. Class A (c)	151,900	1,427,086
South Africa - 4.5%
Anglo American Platinum Ltd.	36,766	2,743,806
AngloGold Ashanti Ltd.	283,442	6,269,257
Aspen Pharmacare Holdings Ltd.	265,725	1,855,265
Barclays Africa Group Ltd.	490,866	5,031,291
Bidcorp Ltd.	229,031	5,343,021
Bidvest Group Ltd.	203,476	2,774,777
Capitec Bank Holdings Ltd.	31,685	2,878,983
Clicks Group Ltd.	179,092	2,913,023
Discovery Ltd.	268,601	2,137,716
Exxaro Resources Ltd.	174,539	1,424,334
FirstRand Ltd.	2,299,081	9,935,475
Fortress (REIT) Ltd. Class A	810,508	1,126,950
Foschini Ltd.	166,538	1,917,714
Gold Fields Ltd.	574,100	3,565,381
Growthpoint Properties Ltd.	2,043,764	2,990,478
Investec Ltd.	195,934	1,114,103
Kumba Iron Ore Ltd.	45,229	1,101,444
Liberty Holdings Ltd.	82,787	637,565
Life Healthcare Group Holdings Ltd.	924,214	1,459,366
MMI Holdings Ltd.	607,488	812,101
Mr Price Group Ltd.	176,828	1,870,032
MTN Group Ltd.	1,156,815	7,164,972
MultiChoice Group Ltd. (a)	301,693	2,516,288
Naspers Ltd. Class N	300,926	42,583,623
Nedbank Group Ltd.	256,448	3,889,531
Netcare Ltd.	768,039	869,670
Oceana Group Ltd.	608	2,695
Old Mutual Ltd.	3,308,184	4,302,029
Pick 'n Pay Stores Ltd.	255,058	1,115,736
PSG Group Ltd.	102,643	1,604,126
Rand Merchant Insurance Holdings Ltd.	522,348	1,032,217
Redefine Properties Ltd.	3,778,946	1,885,659
Remgro Ltd.	357,430	4,098,600
RMB Holdings Ltd.	529,032	2,782,315
Sanlam Ltd.	1,272,625	6,701,484
Sappi Ltd.	369,461	948,684
Sasol Ltd.	384,976	6,979,109
Shoprite Holdings Ltd.	323,566	2,899,578
Spar Group Ltd.	131,466	1,766,423
Standard Bank Group Ltd.	883,580	10,143,584
Telkom SA Ltd.	196,947	901,156
Tiger Brands Ltd.	107,779	1,530,754
Truworths International Ltd.	307,345	1,089,605
Vodacom Group Ltd.	439,010	3,830,679
Woolworths Holdings Ltd.	689,850	2,624,630

TOTAL SOUTH AFRICA		173,165,229

Taiwan - 11.7%
Acer, Inc.	1,918,000	1,119,431
Advantech Co. Ltd.	239,993	2,372,545
ASE Technology Holding Co. Ltd.	2,394,592	6,200,896
Asia Cement Corp.	1,501,000	2,118,764
ASUSTeK Computer, Inc.	489,502	3,314,387
AU Optronics Corp.	6,209,000	1,580,064
Catcher Technology Co. Ltd.	448,095	3,790,692
Cathay Financial Holding Co. Ltd.	5,162,033	6,821,101
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)	175,776	30,547
Chang Hwa Commercial Bank	3,733,704	2,907,583
Cheng Shin Rubber Industry Co. Ltd.	1,387,000	2,176,141
Chicony Electronics Co. Ltd.	409,008	1,270,020
China Airlines Ltd.	1,769,000	525,514
China Development Finance Holding Corp.	8,918,000	2,777,920
China Life Insurance Co. Ltd. (a)	1,770,055	1,456,764
China Steel Corp.	8,251,289	6,344,440
Chinatrust Financial Holding Co. Ltd.	12,779,778	8,883,576
Chunghwa Telecom Co. Ltd.	2,642,129	9,702,880
Compal Electronics, Inc.	3,053,000	1,821,910
Delta Electronics, Inc.	1,351,717	5,939,081
E.SUN Financial Holdings Co. Ltd.	7,225,110	6,526,716
ECLAT Textile Co. Ltd.	134,129	1,800,965
EVA Airways Corp.	1,573,659	735,282
Evergreen Marine Corp. (Taiwan) (a)	1,490,472	610,889
Far Eastern Textile Ltd.	2,325,000	2,256,541
Far EasTone Telecommunications Co. Ltd.	1,082,348	2,590,708
Feng Tay Enterprise Co. Ltd.	230,992	1,560,245
First Financial Holding Co. Ltd.	6,864,062	5,030,224
Formosa Chemicals & Fibre Corp.	2,428,149	7,054,036
Formosa Petrochemical Corp.	869,347	2,762,139
Formosa Plastics Corp.	3,070,085	9,845,049
Formosa Taffeta Co. Ltd.	573,000	651,008
Foxconn Technology Co. Ltd.	671,710	1,436,012
Fubon Financial Holding Co. Ltd.	4,558,846	6,659,341
Giant Manufacturing Co. Ltd.	207,000	1,533,937
GlobalWafers Co. Ltd.	150,000	1,795,200
Highwealth Construction Corp.	557,000	853,818
HIWIN Technologies Corp.	162,744	1,395,421
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,597,465	22,721,348
Hotai Motor Co. Ltd.	206,000	3,633,943
Hua Nan Financial Holdings Co. Ltd.	5,459,203	3,920,144
Innolux Corp.	5,919,000	1,313,910
Inventec Corp.	1,725,000	1,250,000
Largan Precision Co. Ltd.	69,451	10,179,224
Lite-On Technology Corp.	1,449,044	2,385,140
MediaTek, Inc.	1,037,615	13,881,137
Mega Financial Holding Co. Ltd.	7,505,289	7,358,126
Micro-Star International Co. Ltd.	480,000	1,416,486
Nan Ya Plastics Corp.	3,551,358	8,384,083
Nanya Technology Corp.	848,000	1,946,357
Nien Made Enterprise Co. Ltd.	115,000	1,042,609
Novatek Microelectronics Corp.	398,000	2,557,807
Pegatron Corp.	1,352,000	2,628,815
Phison Electronics Corp.	103,000	937,193
Pou Chen Corp.	1,536,391	2,052,854
Powertech Technology, Inc.	511,981	1,611,587
President Chain Store Corp.	396,000	3,947,275
Quanta Computer, Inc.	1,851,000	3,550,512
Realtek Semiconductor Corp.	331,000	2,458,243
Ruentex Development Co. Ltd.	370,600	565,050
Ruentex Industries Ltd.	237,000	568,837
Shin Kong Financial Holding Co. Ltd.	7,668,742	2,418,955
Sinopac Holdings Co.	7,353,302	3,013,846
Standard Foods Corp.	265,016	533,543
Synnex Technology International Corp.	1,009,700	1,203,443
TaiMed Biologics, Inc. (a)	146,000	639,091
Taishin Financial Holdings Co. Ltd.	6,599,532	3,061,951
Taiwan Business Bank	3,605,545	1,519,157
Taiwan Cement Corp.	3,374,519	4,475,680
Taiwan Cooperative Financial Holding Co. Ltd.	6,233,202	4,281,775
Taiwan High Speed Rail Corp.	1,337,000	1,580,394
Taiwan Mobile Co. Ltd.	1,095,000	4,075,103
Taiwan Semiconductor Manufacturing Co. Ltd.	16,942,740	165,722,491
Tatung Co. Ltd. (a)	1,334,000	800,452
The Shanghai Commercial & Savings Bank Ltd.	2,307,420	3,972,049
Unified-President Enterprises Corp.	3,317,332	8,179,663
United Microelectronics Corp.	7,917,000	3,639,065
Vanguard International Semiconductor Corp.	630,000	1,346,842
Walsin Technology Corp.	209,000	1,257,509
Win Semiconductors Corp.	233,000	2,429,471
Winbond Electronics Corp.	2,084,000	1,171,900
Wistron Corp.	1,956,251	1,792,813
WPG Holding Co. Ltd.	1,049,880	1,328,788
Yageo Corp.	176,321	1,815,358
Yuanta Financial Holding Co. Ltd.	6,944,284	4,337,616

TOTAL TAIWAN		451,159,422

Thailand - 2.8%
Advanced Info Service PCL	7,300	55,387
Advanced Info Service PCL (For. Reg.)	813,600	6,173,018
Airports of Thailand PCL	76,900	199,278
Airports of Thailand PCL (For. Reg.)	2,931,700	7,597,199
Bangkok Bank PCL (For. Reg.)	321,400	1,857,167
Bangkok Dusit Medical Services PCL	50,600	40,232
Bangkok Dusit Medical Services PCL (For. Reg.)	6,399,400	5,088,095
Bangkok Expressway and Metro PCL	5,066,000	1,812,299
Banpu PCL (For. Reg.)	3,204,700	1,231,541
Berli Jucker PCL (For. Reg)	856,800	1,383,726
BTS Group Holdings PCL (For. Reg.)	4,427,100	1,957,133
Bumrungrad Hospital PCL (For. Reg.)	259,000	1,033,882
C.P. ALL PCL	85,300	220,515
C.P. ALL PCL (For. Reg.)	3,980,200	10,289,497
Central Pattana PCL	57,800	122,551
Central Pattana PCL (For. Reg.)	1,649,800	3,497,997
Charoen Pokphand Foods PCL	183,600	153,616
Charoen Pokphand Foods PCL (For. Reg.)	2,432,000	2,034,820
Electricity Generating PCL	5,300	60,921
Electricity Generating PCL (For. Reg.)	190,100	2,185,116
Energy Absolute PCL	1,160,900	1,576,593
Gulf Energy Development PCL	16,000	85,957
Gulf Energy Development PCL	374,500	2,011,923
Home Product Center PCL (For. Reg.)	4,080,000	2,323,956
Indorama Ventures PCL (For. Reg.)	1,373,000	1,274,154
Intouch Holdings PCL	118,700	259,497
Intouch Holdings PCL (For. Reg.)	1,493,300	3,264,585
IRPC PCL	983,900	110,810
IRPC PCL (For. Reg.)	6,498,000	731,823
Kasikornbank PCL	272,700	1,255,026
Kasikornbank PCL (For. Reg.)	1,112,300	5,137,467
Krung Thai Bank PCL	154,700	85,062
Krung Thai Bank PCL (For. Reg.)	2,253,200	1,238,925
Land & House PCL	146,400	47,045
Land & House PCL (For. Reg.)	5,293,100	1,700,902
Minor International PCL:
warrants 9/30/21 (a)	79,000	7,923
(For. Reg.)	1,797,700	2,143,848
Muangthai Leasing PCL	442,701	909,638
PTT Exploration and Production PCL (For. Reg.)	945,700	3,773,496
PTT Global Chemical PCL (For. Reg.)	1,568,400	2,649,735
PTT PCL (For. Reg.)	8,035,300	12,042,897
Ratchaburi Electric Generating Holding PCL (For. Reg.)	491,500	1,197,454
Robinsons Department Store PCL (For. Reg.)	359,100	776,181
Siam Cement PCL	14,600	177,574
Siam Cement PCL (For. Reg.)	502,600	6,112,923
Siam Commercial Bank PCL	32,100	118,992
Siam Commercial Bank PCL (For. Reg.)	552,700	2,048,818
Thai Oil PCL (For. Reg.)	742,100	1,683,620
Thai Union Frozen Products PCL (For. Reg.)	2,377,600	1,149,908
TMB Bank PCL	5,440,900	259,396
TMB Bank PCL:
(For. Reg.)	7,497,500	357,445
rights (a)	5,190,258	6,877
Total Access Communication PCL	80,400	165,057
Total Access Communication PCL (For. Reg.)	485,900	997,527
True Corp. PCL	278,500	46,138
True Corp. PCL (For. Reg.)	7,900,537	1,308,857

TOTAL THAILAND		106,032,019

Turkey - 0.5%
Akbank TAS (a)	1,981,976	2,395,462
Anadolu Efes Biracilik Ve Malt Sanayii A/S	139,082	467,803
Arcelik A/S (a)	136,759	423,870
Aselsan A/S	211,315	678,233
Bim Birlesik Magazalar A/S JSC	292,836	2,423,718
Eregli Demir ve Celik Fabrikalari T.A.S.	944,230	1,080,111
Ford Otomotiv Sanayi A/S	46,231	521,562
Haci Omer Sabanci Holding A/S	599,729	867,508
Koc Holding A/S	543,115	1,779,272
TAV Havalimanlari Holding A/S	112,982	515,382
Tupras Turkiye Petrol Rafinerileri A/S	86,098	1,874,888
Turk Hava Yollari AO (a)	372,460	758,308
Turk Sise ve Cam Fabrikalari A/S	468,478	356,444
Turkcell Iletisim Hizmet A/S	746,177	1,640,552
Turkiye Garanti Bankasi A/S (a)	1,609,940	2,590,660
Turkiye Is Bankasi A/S Series C (a)	1,036,297	1,051,296

TOTAL TURKEY		19,425,069

United Arab Emirates - 0.7%
Abu Dhabi Commercial Bank PJSC	1,951,729	4,144,983
Aldar Properties PJSC (a)	2,726,635	1,744,631
DP World Ltd.	112,696	1,497,730
Dubai Islamic Bank Pakistan Ltd. (a)	1,316,363	1,896,007
Emaar Development PJSC (a)	513,967	566,760
Emaar Malls Group PJSC (a)	1,722,126	914,341
Emaar Properties PJSC	2,431,646	2,827,072
Emirates Telecommunications Corp.	1,214,635	5,476,647
National Bank of Abu Dhabi PJSC	1,892,790	7,843,786

TOTAL UNITED ARAB EMIRATES		26,911,957

United Kingdom - 0.0%
Mediclinic International PLC	1	5
United States of America - 0.3%
Southern Copper Corp.	59,822	2,128,467
Yum China Holdings, Inc.	245,583	10,437,278

TOTAL UNITED STATES OF AMERICA		12,565,745

TOTAL COMMON STOCKS
(Cost $3,126,572,304)		3,689,937,372

Nonconvertible Preferred Stocks - 3.7%
Brazil - 2.7%
Banco Bradesco SA:
(PN)	2,570,360	22,540,721
(PN) sponsored ADR	256,361	2,245,722
Braskem SA (PN-A) (a)	128,300	886,151
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)	162,200	1,657,793
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	110,200	2,280,388
Companhia Energetica de Minas Gerais (CEMIG) (PN)	617,629	2,102,141
Gerdau SA	770,400	2,579,846
Itau Unibanco Holding SA	3,335,271	30,130,126
Itausa-Investimentos Itau SA (PN)	3,029,912	10,357,834
Lojas Americanas SA (PN)	509,632	2,540,218
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	3,133,700	23,745,953
Telefonica Brasil SA	305,325	4,041,055

TOTAL BRAZIL		105,107,948

Chile - 0.1%
Embotelladora Andina SA Class B	256,045	738,857
Sociedad Quimica y Minera de Chile SA (PN-B) (a)	80,049	2,126,436

TOTAL CHILE		2,865,293

Colombia - 0.2%
Bancolombia SA (PN)	309,980	4,046,248
Grupo Aval Acciones y Valores SA	2,698,089	1,105,578
Grupo de Inversiones Suramerica SA	70,902	649,865

TOTAL COLOMBIA		5,801,691

Korea (South) - 0.6%
AMOREPACIFIC Corp.	2,870	236,165
Hyundai Motor Co.	7,514	468,706
Hyundai Motor Co. Series 2	28,549	1,934,508
LG Chemical Ltd.	4,092	601,410
LG Household & Health Care Ltd.	1,444	911,839
Samsung Electronics Co. Ltd.	571,654	20,051,779

TOTAL KOREA (SOUTH)		24,204,407

Russia - 0.1%
AK Transneft OAO	309	802,347
Surgutneftegas OJSC	4,610,122	2,712,480

TOTAL RUSSIA		3,514,827

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $99,009,821)		141,494,166
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22
(Cost $169)	INR 38,067	167

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20(e)
(Cost $6,171,377)	6,200,000	6,176,036
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund 1.83% (f)	400	400
Fidelity Securities Lending Cash Central Fund 1.84% (f)(g)	30,324,725	30,327,757
TOTAL MONEY MARKET FUNDS
(Cost $30,328,157)		30,328,157
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $3,262,081,828)		3,867,935,898
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(27,163,631)
NET ASSETS - 100%		$3,840,772,267

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	184	Dec. 2019	$9,580,880	$181,147	$181,147

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,445,441 or 1.7% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $560,244.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,136,184
Fidelity Securities Lending Cash Central Fund	490,829
Total	$1,627,013

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$424,377,467	$166,780,147	$257,597,320	$--
Consumer Discretionary	508,409,254	355,621,478	152,785,174	2,602
Consumer Staples	256,557,107	137,017,784	119,477,630	61,693
Energy	301,792,654	119,256,188	182,536,466	--
Financials	946,948,655	455,348,894	490,627,779	971,982
Health Care	106,821,236	34,956,004	71,865,232	--
Industrials	203,818,794	95,548,051	108,270,743	--
Information Technology	591,678,407	315,114,446	276,561,252	2,709
Materials	274,471,166	175,618,424	98,852,742	--
Real Estate	109,664,153	25,099,242	84,562,091	2,820
Utilities	106,892,645	37,115,686	69,776,959	--
Corporate Bonds	167	--	167	--
Government Obligations	6,176,036	--	6,176,036	--
Money Market Funds	30,328,157	30,328,157	--	--
Total Investments in Securities:	$3,867,935,898	$1,947,804,501	$1,919,089,591	$1,041,806
Derivative Instruments:
Assets
Futures Contracts	$181,147	$181,147	$--	$--
Total Assets	$181,147	$181,147	$--	$--
Total Derivative Instruments:	$181,147	$181,147	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$181,147	$0
Total Equity Risk	181,147	0
Total Value of Derivatives	$181,147	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $29,135,155) — See accompanying schedule: Unaffiliated issuers (cost $3,231,753,671)	$3,837,607,741
Fidelity Central Funds (cost $30,328,157)	30,328,157
Total Investment in Securities (cost $3,262,081,828)		$3,867,935,898
Cash		239,966
Foreign currency held at value (cost $1,966,056)		1,970,190
Receivable for investments sold		402
Receivable for fund shares sold		1,768,070
Dividends receivable		3,431,020
Interest receivable		8
Distributions receivable from Fidelity Central Funds		117,300
Prepaid expenses		6,074
Receivable from investment adviser for expense reductions		165,723
Other receivables		10,444
Total assets		3,875,645,095
Liabilities
Payable for investments purchased	$199,217
Payable for fund shares redeemed	1,491,806
Accrued management fee	236,120
Notes payable	1,350,000
Payable for daily variation margin on futures contracts	69,859
Other payables and accrued expenses	1,185,944
Collateral on securities loaned	30,339,882
Total liabilities		34,872,828
Net Assets		$3,840,772,267
Net Assets consist of:
Paid in capital		$3,441,761,184
Total accumulated earnings (loss)		399,011,083
Net Assets, for 280,086,394 shares outstanding		$3,840,772,267
Net Asset Value, offering price and redemption price per share ($3,840,772,267 ÷ 280,086,394 shares)		$13.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$109,377,766
Non-Cash dividends		24,177,006
Interest		109,985
Income from Fidelity Central Funds (including $490,829 from security lending)		1,627,013
Income before foreign taxes withheld		135,291,770
Less foreign taxes withheld		(13,758,201)
Total income		121,533,569
Expenses
Management fee	$3,277,052
Transfer agent fees	2,164,107
Custodian fees and expenses	472,164
Independent trustees' fees and expenses	16,426
Registration fees	7,088
Audit	47,264
Legal	699
Interest	145,531
Miscellaneous	13,607
Total expenses before reductions	6,143,938
Expense reductions	(3,013,500)
Total expenses after reductions		3,130,438
Net investment income (loss)		118,403,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,250)	(260,774,693)
Fidelity Central Funds	(459)
Foreign currency transactions	(1,272,740)
Futures contracts	381,324
Total net realized gain (loss)		(261,666,568)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $30,473)	538,299,443
Assets and liabilities in foreign currencies	189,565
Futures contracts	5,775,604
Total change in net unrealized appreciation (depreciation)		544,264,612
Net gain (loss)		282,598,044
Net increase (decrease) in net assets resulting from operations		$401,001,175

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$118,403,131	$95,166,940
Net realized gain (loss)	(261,666,568)	(22,190,337)
Change in net unrealized appreciation (depreciation)	544,264,612	(645,966,260)
Net increase (decrease) in net assets resulting from operations	401,001,175	(572,989,657)
Distributions to shareholders	(95,358,527)	(82,362,292)
Share transactions
Proceeds from sales of shares	1,804,261,667	2,215,008,539
Reinvestment of distributions	76,253,303	65,006,032
Cost of shares redeemed	(2,603,079,340)	(576,697,558)
Net increase (decrease) in net assets resulting from share transactions	(722,564,370)	1,703,317,013
Total increase (decrease) in net assets	(416,921,722)	1,047,965,064
Net Assets
Beginning of period	4,257,693,989	3,209,728,925
End of period	$3,840,772,267	$4,257,693,989
Other Information
Shares
Sold	136,190,226	155,713,369
Issued in reinvestment of distributions	6,105,149	4,495,578
Redeemed	(199,627,613)	(39,711,303)
Net increase (decrease)	(57,332,238)	120,497,644

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Index Fund

Years ended October 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.62	$14.80	$11.94	$10.00
Income from Investment Operations
Net investment income (loss)B	.42C	.36	.31	.25
Net realized and unrealized gain (loss)	.99	(2.18)	2.76	1.69
Total from investment operations	1.41	(1.82)	3.07	1.94
Distributions from net investment income	(.32)	(.27)	(.13)	–
Distributions from net realized gain	–	(.09)	(.08)	–
Total distributions	(.32)	(.36)	(.21)	–
Net asset value, end of period	$13.71	$12.62	$14.80	$11.94
Total ReturnD,E	11.44%	(12.61)%	26.24%	19.40%
Ratios to Average Net AssetsF,G
Expenses before reductions	.16%	.17%	.17%	.33%H
Expenses net of fee waivers, if any	.08%	.08%	.09%	.11%H
Expenses net of all reductions	.08%	.08%	.09%	.11%H
Net investment income (loss)	3.12%C	2.48%	2.36%	2.67%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,840,772	$4,257,694	$3,209,729	$1,461,386
Portfolio turnover rateI	22%	3%	2%	16%H

 A For the period January 5, 2016 (commencement of operations) to October 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity SAI Emerging Markets Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-Cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$851,303,110
Gross unrealized depreciation	(282,518,910)
Net unrealized appreciation (depreciation)	$568,784,200
Tax Cost	$3,299,151,698

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$86,964,635
Capital loss carryforward	$(256,086,878)
Net unrealized appreciation (depreciation) on securities and other investments	$568,800,004

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(175,596,622)
Long-term	(80,490,256)
Total no expiration	$(256,086,878)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$95,358,527	$ 70,236,741
Long-term Capital Gains	–	12,125,551
Total	$95,358,527	$ 82,362,292

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $821,642,625 and $1,373,999,336, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .075% of the Fund's average net assets. Prior to August 1,2019, the annual management fee rate was .09%. During July 2019, the Board approved the elimination of the expense contract effective August 1, 2019. Prior to August 1, 2019, under the expense contract, total expenses of the Fund were limited to an annual rate of .165% of the Fund's average net assets, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 1, 2019 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to August 1, 2019, FIIOC received an asset-based fee of .075% of the Fund's average net assets. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,725,714	2.41%	$74,066

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,198 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $37,700. Total fees paid by the Fund to NFS, as lending agent, amounted to $13,316. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,137 from securities loaned to NFS, as affiliated borrower.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $30,133,906. The weighted average interest rate was 2.67%. The interest expense amounted to $71,465 under the bank borrowing program. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Fund's Statement of Assets and Liabilities.

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .075% of average net assets. This reimbursement will remain in place through February 28, 2021. The expense limitation prior to August 1, 2019 was .08%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,957,442.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $56,058.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	.08%	$1,000.00	$978.60	$.40
Hypothetical-C		$1,000.00	$1,024.80	$.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 61% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3560 and $0.0393 for the dividend paid December 17, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

July 2019 Contract Approval. At its July 2019 meeting, the Board voted to approve (i) an amended and restated management contract to reduce the fund's management fee rate, and (ii) an amended and restated sub-advisory agreement with Geode to reduce the sub-advisory fee rate paid by FMR to Geode (New Contracts). In reaching its conclusion to approve the New Contracts, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contracts would change its prior conclusions. The Board considered that the amended and restated management contract would reduce the fund's management fee rate from 0.09% to 0.075% effective August 1, 2019. With respect to the amended and restated sub-advisory agreement, the Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also noted that the New Contracts would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contracts should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI Emerging Markets Index Fund

The Board considered that effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.09%. The Board considered that the chart below reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board considered that, as a result of its approval of the amended and restated management contract at the July 2019 meeting, the fund's management fee rate was reduced from 0.09% to 0.075% effective August 1, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.08% through February 29, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

SV6-ANN-1219
1.9879600.103

Fidelity® Total International Index Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® Total International Index Fund	10.88%	7.14%

 A From June 7, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Index Fund on June 7, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Investable Market Index performed over the same period.

Period Ending Values
$12,641	Fidelity® Total International Index Fund
$12,802	MSCI ACWI (All Country World Index) ex USA Investable Market Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 10.88%, roughly in line with the 11.12% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Investible Market Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) The past 12 months, the index was primarily driven by three sectors: information technology (+23%), utilities (+20%) and real estate (+20%). Conversely, energy (-2%) was the only sector to lose ground. Notable individual stocks included Nestle (+29%), as the Swiss packaged-foods giant reported favorable sales growth. Semiconductor foundry Taiwan Semiconductor Manufacturing gained about 34%, reflecting the firm's better-than-expected quarterly financial results. Chinese e-commerce company Alibaba Group Holding (+24%) announced strong quarterly earnings. Healthy sales lifted LVMH Moet Hennessy Louis Vuitton (+43%), a French luxury goods conglomerate, while Dutch semiconductor equipment supplier ASML Holding (+55%) reported higher third-quarter revenue. In contrast, China-based Baidu (-46%) struggled, as the company anticipated continued challenges for its core online search-advertising business. British American Tobacco returned about -14%, partly reflecting investors' concern about weakness in tobacco companies' core cigarette business. Brazilian mining firm Vale (-23%) saw its shares plunge in January, as a dam collapsed at one of its mines, resulting in many casualties and significant financial losses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	1.3
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	0.8
Novartis AG (Switzerland, Pharmaceuticals)	0.8
Toyota Motor Corp. (Japan, Automobiles)	0.7
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	0.6
SAP SE (Germany, Software)	0.5
8.6

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	22.3
Industrials	11.7
Consumer Discretionary	11.6
Consumer Staples	9.6
Information Technology	8.6
Health Care	8.2
Materials	7.5
Communication Services	6.2
Energy	6.2
Real Estate	3.4

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	17.3%
United Kingdom	10.4%
Canada	6.8%
France	6.2%
Switzerland	5.8%
Germany	5.5%
Australia	4.6%
Cayman Islands	4.3%
Netherlands	3.3%
Other*	35.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.8%
		Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR		6,351	$145,438
Central Puerto SA sponsored ADR (a)		22,701	73,097
Grupo Financiero Galicia SA sponsored ADR		15,136	174,972
Pampa Holding SA sponsored ADR (a)(b)		10,214	159,032
Telecom Argentina SA Class B sponsored ADR		12,929	116,361
Transportadora de Gas del Sur SA Class B sponsored ADR		19,299	145,900
YPF SA Class D sponsored ADR		21,637	202,522

TOTAL ARGENTINA			1,017,322

Australia - 4.6%
Abacus Property Group unit		51,829	139,335
Accent Group Ltd.		32,302	33,610
Adelaide Brighton Ltd.		42,842	90,994
Afterpay Touch Group Ltd. (a)		21,168	420,228
AGL Energy Ltd.		88,040	1,201,800
ALS Ltd.		59,345	330,053
Altium Ltd.		17,251	381,889
Alumina Ltd.		347,680	542,768
AMP Ltd.		492,827	622,707
Ansell Ltd.		17,770	337,928
AP Eagers Ltd.		15,161	128,087
APA Group unit		156,886	1,260,149
APN News & Media Ltd.		14,469	16,392
Appen Ltd.		12,670	190,356
ARB Corp. Ltd.		7,746	96,668
Ardent Leisure Group Ltd. (a)		13,116	10,857
Aristocrat Leisure Ltd.		71,222	1,552,999
ASX Ltd.		23,967	1,360,412
Atlas Arteria Ltd. unit		83,614	462,424
Aurizon Holdings Ltd.		230,014	935,752
Australia & New Zealand Banking Group Ltd.		365,343	6,713,952
Australian Agricultural Co. Ltd. (a)		71,591	48,613
Australian Pharmaceutical Industries Ltd.		31,076	28,394
Babcock & Brown Wind Partners		191,114	84,054
Bank of Queensland Ltd.		53,490	333,834
Bapcor Ltd.		53,936	265,878
Beach Energy Ltd.		210,274	330,757
Bega Cheese Ltd.		25,105	61,907
Bellamy's Australia Ltd. (a)		14,624	128,948
Bendigo & Adelaide Bank Ltd.		71,161	522,258
BHP Billiton Ltd.		384,323	9,420,702
Bingo Industries Ltd.		33,961	56,170
Blackmores Ltd. (b)		2,121	126,287
BlueScope Steel Ltd.		72,373	662,516
Boral Ltd.		171,088	594,003
Brambles Ltd.		202,799	1,676,550
Bravura Solutions Ltd.		47,171	132,705
Breville Group Ltd.		15,579	164,991
Brickworks Ltd.		3,884	48,481
BT Investment Management Ltd.		56,198	277,484
BWP Trust		57,248	163,675
Caltex Australia Ltd.		35,357	664,663
Carsales.com Ltd.		32,878	352,337
Centuria Industrial REIT		1,042	2,454
Challenger Ltd.		84,704	464,577
Charter Hall Group unit		55,554	432,871
Charter Hall Long Wale REIT unit		71,698	283,992
Charter Hall Retail REIT		48,962	148,760
Charter Hall Social Infrastruc		59,686	149,335
Cimic Group Ltd.		11,956	272,464
Clinuvel Pharmaceuticals Ltd.		7,719	162,677
Coca-Cola Amatil Ltd.		74,877	525,461
Cochlear Ltd.		7,195	1,049,679
Coles Group Ltd.		146,929	1,520,550
Collins Foods Ltd.		30,692	216,453
Commonwealth Bank of Australia		229,606	12,449,263
Computershare Ltd.		68,630	749,129
Cooper Energy Ltd. (a)		310,278	118,597
Corporate Travel Management Ltd.		6,485	78,781
Costa Group Holdings Ltd.		19,396	38,146
Costa Group Holdings Ltd. rights (a)		4,849	2,231
Credit Corp. Group Ltd.		7,519	162,416
Cromwell Property Group unit		156,494	142,996
Crown Ltd.		42,649	366,381
CSL Ltd.		59,410	10,477,329
CSR Ltd.		113,292	323,837
DEXUS Property Group unit		148,531	1,224,856
Domain Holdings Australia Ltd.		43,726	95,411
Dominos Pizza Enterprises Ltd.		7,917	278,534
Downer EDI Ltd.		72,536	403,449
Elders Ltd.		11,287	45,945
Estia Health Ltd.		5,505	10,663
Evolution Mining Ltd.		200,780	572,702
FKP Property Group unit (a)		62,507	92,259
Flexigroup Ltd.		24,844	33,377
Flight Centre Travel Group Ltd.		11,974	351,757
Fortescue Metals Group Ltd.		177,830	1,088,431
G8 Education Ltd.		37,038	65,742
Galaxy Resources Ltd. (a)		17,639	11,339
GDI Property Group unit		5,098	5,460
Genworth Mortgage Insurance Ltd.		21,812	58,650
Gold Road Resources Ltd. (a)		122,666	96,252
Goodman Group unit		211,915	2,104,160
GrainCorp Ltd.		22,622	112,733
Growthpoint Properties Australia Ltd.		41,197	121,115
GUD Holdings Ltd.		13,485	100,563
GWA Group Ltd.		15,587	31,265
Hansen Technologies Ltd.		12,222	28,600
Harvey Norman Holdings Ltd.		79,400	224,029
Healius Ltd.		83,094	176,637
HUB24 Ltd.		10,115	85,865
IDP Education Ltd.		18,128	222,196
Iluka Resources Ltd.		56,818	367,774
Incitec Pivot Ltd.		177,677	422,772
Independence Group NL		85,381	373,932
Inghams Group Ltd.		88,689	189,876
Insurance Australia Group Ltd.		310,121	1,699,175
Invocare Ltd.		19,959	180,395
IOOF Holdings Ltd.		49,199	250,193
IPH Ltd.		40,290	224,121
Iress Ltd.		12,736	111,847
JB Hi-Fi Ltd.		18,443	471,323
Jumbo Interactive Ltd.		7,641	116,815
Lendlease Group unit		76,442	988,067
Link Administration Holdings Ltd.		65,002	250,661
Lynas Corp. Ltd. (a)		66,714	114,227
Macquarie Group Ltd.		41,437	3,826,186
Magellan Financial Group Ltd.		17,730	588,068
Mayne Pharma Group Ltd. (a)		231,670	82,044
McMillan Shakespeare Ltd.		16,052	177,567
Medibank Private Ltd.		360,410	840,016
Megaport Ltd. (a)		16,862	107,819
Mesoblast Ltd. (a)		65,772	80,745
Metcash Ltd.		155,494	302,266
Mineral Resources Ltd.		16,681	164,073
Mirvac Group unit		526,597	1,166,875
Monadelphous Group Ltd.		7,750	82,027
Myer Holdings Ltd. (a)		14,173	5,311
Nanosonics Ltd. (a)		43,970	205,722
National Australia Bank Ltd.		363,626	7,137,670
National Storage (REIT) unit		80,926	103,842
Nearmap Ltd. (a)(b)		59,652	109,587
Netwealth Group Ltd.		23,696	143,731
New Hope Corp. Ltd.		32,624	47,776
Newcrest Mining Ltd.		100,021	2,183,292
NEXTDC Ltd. (a)		53,261	235,375
NIB Holdings Ltd.		80,014	386,792
Nine Entertainment Co. Holdings Ltd.		297,077	376,942
Northern Star Resources Ltd.		85,199	577,506
NRW Holdings Ltd.		59,175	92,022
Nufarm Ltd.		50,267	205,130
oOh!media Ltd.		32,740	62,223
Orica Ltd.		50,985	805,752
Origin Energy Ltd.		237,536	1,287,792
Orocobre Ltd. (a)		9,603	17,295
Orora Ltd.		148,623	316,784
OZ Minerals Ltd.		61,358	428,122
Pact Group Holdings Ltd.		17,118	28,578
Perenti Global Ltd.		58,319	91,870
Perpetual Trustees Australia Ltd.		3,897	96,610
Pilbara Minerals Ltd. (a)(b)		169,538	37,867
Platinum Asset Management Ltd.		54,650	156,067
Premier Investments Ltd.		11,629	154,121
Pro Medicus Ltd.		7,636	140,128
QBE Insurance Group Ltd.		167,457	1,456,941
Qube Holdings Ltd.		167,007	374,447
Ramsay Health Care Ltd.		21,586	1,019,953
realestate.com.au Ltd.		6,607	495,851
Regis Healthcare Ltd.		290	645
Regis Resources Ltd.		75,711	256,589
Reliance Worldwide Corp. Ltd.		91,247	265,517
Resolute Mng Ltd.		141,492	118,529
Rio Tinto Ltd.		48,043	3,004,274
Sandfire Resources NL		31,626	126,312
Santos Ltd.		234,494	1,311,646
Saracen Mineral Holdings Ltd. (a)		95,568	247,274
Scentre Group unit		692,649	1,830,080
SEEK Ltd.		49,954	781,782
Select Harvests Ltd.		5,638	27,999
Service Stream Ltd.		80,472	143,024
Seven Group Holdings Ltd.		17,683	228,557
Shopping Centres Australasia Property Group unit		87,934	163,111
Sigma Healthcare Ltd.		31,213	12,506
Silver Lake Resources Ltd. (a)		159,047	127,321
Sims Metal Management Ltd.		18,028	116,027
Smartgroup Corp. Ltd.		18,219	143,387
Sonic Healthcare Ltd.		59,742	1,176,619
South32 Ltd.		689,469	1,206,523
Southern Cross Media Group Ltd.		34,197	19,315
SP AusNet		255,954	326,948
Spark Infrastructure Group unit		223,666	311,908
SpeedCast International Ltd.		9,792	6,718
St Barbara Ltd.		128,228	247,378
Steadfast Group Ltd.		128,411	318,004
Stockland Corp. Ltd. unit		297,093	1,002,977
Suncorp Group Ltd.		165,951	1,540,773
Super Retail Group Ltd.		44,388	291,608
Sydney Airport unit		148,312	898,244
Syrah Resources Ltd. (a)		14,130	3,897
Tabcorp Holdings Ltd.		293,384	972,171
Tassal Group Ltd.		26,831	76,610
Technology One Ltd.		41,186	209,226
Telstra Corp. Ltd.		572,750	1,379,438
The GPT Group unit		257,572	1,057,264
The Star Entertainment Group Ltd.		113,467	367,916
TPG Telecom Ltd.		44,979	202,728
Transpacific Industries Group Ltd.		238,844	303,569
Transurban Group unit		342,951	3,512,486
Treasury Wine Estates Ltd.		93,054	1,128,107
Vicinity Centres unit		423,257	779,099
Village Roadshow Ltd.		338	746
Virtus Health Ltd.		1,474	4,174
Viva Energy Group Ltd. (c)		161,696	222,710
Viva Energy REIT unit		67,353	134,223
Vocus Group Ltd. (a)		90,922	208,453
Washington H. Soul Pattinson & Co. Ltd.		23,609	352,913
Webjet Ltd.		16,636	129,676
Wesfarmers Ltd.		147,077	4,040,928
West Australian Newspapers Holdings Ltd. (a)		77,891	21,390
Western Areas NL		25,883	57,050
Westgold Resources Ltd. (a)		33,822	54,981
Westpac Banking Corp.		447,562	8,689,640
Whitehaven Coal Ltd.		98,177	223,293
WiseTech Global Ltd.		14,789	265,592
Woodside Petroleum Ltd.		123,421	2,735,437
Woolworths Group Ltd.		162,881	4,200,074
WorleyParsons Ltd.		42,175	395,864
Zip Co. Ltd. (a)		27,825	71,966

TOTAL AUSTRALIA			150,768,115

Austria - 0.2%
ams AG (a)		10,931	488,654
Andritz AG		8,497	381,722
Austria Technologie & Systemtechnik AG		1,807	33,535
BAWAG Group AG (c)		6,574	271,283
CA Immobilien Anlagen AG		6,878	265,418
DO & CO Restaurants & Catering AG		329	30,602
Erste Group Bank AG		38,581	1,362,741
EVN AG		1,673	30,563
IMMOFINANZ Immobilien Anlagen AG		11,914	342,158
Lenzing AG		2,955	310,950
Oesterreichische Post AG		5,821	214,241
OMV AG		21,090	1,230,654
PORR AG (b)		3,992	94,388
Raiffeisen International Bank-Holding AG		14,796	363,869
S IMMO AG		14,648	370,848
S&T AG (b)		6,744	143,963
Schoeller-Bleckmann Oilfield Equipment AG		1,427	81,487
Telekom Austria AG		16,425	127,132
UNIQA Insurance Group AG		7,655	73,552
Verbund AG		10,100	546,330
Vienna Insurance Group AG		2,697	73,094
Voestalpine AG		12,734	318,840
Wienerberger AG		15,999	432,531
Zumtobel AG (a)		292	2,319

TOTAL AUSTRIA			7,590,874

Bailiwick of Guernsey - 0.0%
Burford Capital Ltd.		26,075	297,062
Picton Property Income Ltd.		162,738	195,414
Regional REIT Ltd. (b)(c)		102,239	139,587
Schroder (REIT) Ltd.		2,240	1,602
Sirius Real Estate Ltd.		170,439	162,272
Standard Life Investment Property Income Trust Ltd.		929	1,063
Stobart Group Ltd.		18,958	29,223
UK Commercial Property REIT Ltd.		139,509	158,485

TOTAL BAILIWICK OF GUERNSEY			984,708

Bailiwick of Jersey - 0.5%
Boohoo.Com PLC (a)		109,526	374,549
Centamin PLC		165,807	249,250
Experian PLC		116,595	3,667,041
Ferguson PLC		29,615	2,528,924
Glencore Xstrata PLC		1,432,327	4,323,308
IWG PLC		78,776	391,231
Man Group PLC		272,707	506,915
Petrofac Ltd.		57,231	284,898
Polymetal International PLC		27,105	444,687
Sanne Group PLC		11,441	78,250
WPP PLC		168,924	2,108,097

TOTAL BAILIWICK OF JERSEY			14,957,150

Belgium - 0.8%
Ackermans& Van Haaren SA		3,597	550,811
Aedifica SA		2,624	315,482
Ageas		24,530	1,412,783
Agfa-Gevaert NV (a)		13,944	63,638
Anheuser-Busch InBev SA NV		99,491	8,030,660
Barco NV		1,385	301,215
Befimmo SCA Sicafi		2,341	151,172
Bekaert SA		2,466	68,703
Bpost SA		12,090	138,211
Cofinimmo SA		2,510	371,201
Colruyt NV		7,259	403,503
Compagnie D'entreprises CFE SA		465	44,808
D'ieteren SA		2,258	142,538
Econocom Group SA		8,036	20,954
Elia System Operator SA/NV		3,562	307,090
Euronav NV		18,114	204,248
Fagron NV		2,217	42,059
Galapagos Genomics NV (a)		5,409	995,888
Gimv NV		7,597	455,844
Groupe Bruxelles Lambert SA		11,279	1,131,901
Intervest Offices & Warehouses NV		5,340	161,400
Ion Beam Applications SA (a)		586	9,346
KBC Ancora		5,203	247,784
KBC Groep NV		33,040	2,317,097
Kinepolis Group NV		846	56,235
Melexis NV		2,513	176,013
Mithra Pharmaceuticals SA (a)(b)		2,881	86,177
Montea SICAFI SCA		1,707	154,780
Ontex Group NV		8,318	150,845
Orange Belgium		11,884	261,373
Proximus		16,815	516,291
Retail Estates NV		1,852	176,810
Sofina SA		1,736	383,747
Solvay SA Class A		11,614	1,262,927
Telenet Group Holding NV		5,712	280,434
Tessenderlo Group (a)		1,881	62,202
Titan Cement International Trading SA (a)		10,981	232,695
UCB SA		16,860	1,358,774
Umicore SA		27,209	1,121,899
Van de Velde		142	3,833
Warehouses de Pauw		1,809	335,321

TOTAL BELGIUM			24,508,692

Bermuda - 0.5%
AGTech Holdings Ltd. (a)		40,000	1,906
Alibaba Health Information Technology Ltd. (a)		400,000	402,598
Alibaba Pictures Group Ltd. (a)		1,790,000	293,590
Beijing Enterprises Water Group Ltd.		754,000	393,006
Borr Drilling Ltd. (a)		10,760	72,462
Brightoil Petroleum Holdings Ltd. (a)(d)		26,000	4,977
Brilliance China Automotive Holdings Ltd.		372,000	410,232
BW LPG Ltd. (c)		25,038	175,203
BW Offshore Ltd. (a)		18,283	139,168
Cafe de Coral Holdings Ltd.		104,000	283,774
Cheung Kong Infrastructure Holdings Ltd.		75,000	539,755
China Foods Ltd.		188,000	77,266
China Gas Holdings Ltd.		238,400	1,015,570
China Grand Pharmaceutical and Healthcare Holdings Ltd.		368,000	210,889
China Oil & Gas Group Ltd.		360,000	15,590
China Oriental Group Co. Ltd. (H Shares)		120,000	41,880
China Resource Gas Group Ltd.		124,000	747,634
China Water Affairs Group Ltd.		40,000	30,570
China Youzan Ltd. (a)		1,048,000	64,159
Chinese Estates Holdings Ltd.		93,000	67,573
Chow Sang Sang Holdings International Ltd.		61,000	71,184
CITIC Resources Holdings Ltd.		16,000	1,039
CMBC Capital Holdings Ltd.		600,000	10,854
Cosco Shipping Ports Ltd.		144,794	113,836
Credicorp Ltd. (United States)		9,331	1,997,207
Dairy Farm International Holdings Ltd.		62,989	379,654
Digital China Holdings Ltd. (H Shares)		21,261	11,080
Digital Domain Holdings Ltd. (a)		470,000	5,264
Emperor International Holding Ltd.		54,000	12,038
Esprit Holdings Ltd. (a)		52,400	10,018
Frontline Ltd. (a)		7,218	75,742
GCL New Energy Holdings Ltd. (a)		476,000	15,433
Giordano International Ltd.		56,000	17,777
Golden Ocean Group Ltd.		5,388	31,053
GOME Electrical Appliances Holdings Ltd. (a)		1,293,000	116,881
Gulf Keystone Petroleum Ltd.		20,209	53,664
GZI Transport Ltd.		72,000	66,468
Haier Electronics Group Co. Ltd.		177,000	505,351
HengTen Networks Group Ltd. (a)		2,816,000	40,520
Hiscox Ltd.		34,116	658,021
Hoegh LNG Holdings Ltd.		550	2,123
Hongkong Land Holdings Ltd.		164,539	903,878
Jardine Matheson Holdings Ltd.		29,558	1,685,132
Jardine Strategic Holdings Ltd.		26,829	866,357
Johnson Electric Holdings Ltd.		31,000	56,609
K Wah International Holdings Ltd.		76,902	42,025
Kerry Logistics Network Ltd.		42,500	67,811
Kerry Properties Ltd.		90,500	292,647
Kunlun Energy Co. Ltd.		358,000	333,204
Lancashire Holdings Ltd.		30,597	281,995
Landing International Development Ltd. (a)		54,000	6,120
Li & Fung Ltd.		680,000	74,365
Luk Fook Holdings International Ltd.		89,000	236,394
Luye Pharma Group Ltd. (c)		78,500	58,023
Man Wah Holdings Ltd.		269,600	183,624
Mandarin Oriental International Ltd.		47,100	77,589
Neo-China Group (Holdings) Ltd.		135,000	16,846
Nine Dragons Paper (Holdings) Ltd.		210,000	182,168
Northern Drilling Ltd. (a)		27,703	72,299
NWS Holdings Ltd.		179,367	266,948
Pacific Basin Shipping Ltd.		565,000	130,819
Panda Green Energy Group Ltd. (a)		56,000	1,599
PAX Global Technology Ltd.		14,000	6,117
Pou Sheng International (Holdings) Ltd.		181,000	68,332
Road King Infrastructure Ltd.		20,000	36,588
Shangri-La Asia Ltd.		156,000	160,120
Shenzhen International Holdings Ltd.		176,608	359,050
Sihuan Pharmaceutical Holdings Group Ltd.		675,000	88,439
Silverlake Axis Ltd. Class A		81,300	27,172
Skyfame Realty Holdings Ltd.		150,000	21,042
Skyworth Group Ltd.		72,098	18,631
SmarTone Telecommunications Holdings Ltd.		2,643	2,294
SMI Corp. Ltd. (a)(d)		7,200	2,150
Stolt-Nielsen SA		172	2,121
Tai Fook Securities Group Ltd.		666,030	193,115
Texwinca Holdings Ltd.		200,000	45,378
Town Health International Holdings Co. Ltd. (d)		114,000	10,002
Vtech Holdings Ltd.		47,800	419,102
Yue Yuen Industrial (Holdings) Ltd.		98,000	276,183

TOTAL BERMUDA			16,755,297

Brazil - 1.3%
AES Tiete Energia SA unit		1,939	5,662
Alupar Investimento SA unit		23,600	142,818
Ambev SA		610,963	2,647,684
Arezzo Industria e Comercio SA		13,300	195,993
Atacadao Distribuicao Comercio e Industria Ltda		43,700	208,230
B2W Companhia Global do Varejo (a)		27,304	345,853
Banco Bradesco SA		205,837	1,686,011
Banco do Brasil SA		109,800	1,318,257
Banco Santander SA (Brasil) unit		53,800	631,300
BB Seguridade Participacoes SA		91,700	776,723
BK Brasil Operacao e Assessoria a Restaurantes SA		13,300	62,015
BM&F BOVESPA SA		269,278	3,248,390
BR Malls Participacoes SA		104,005	398,074
Brasil Foods SA (a)		70,800	626,881
BTG Pactual Participations Ltd. unit		28,500	461,628
CCR SA		160,484	657,862
Centrais Eletricas Brasileiras SA (Electrobras) (a)		33,100	326,502
Cia. Hering SA		20,400	160,077
Cielo SA		147,660	278,347
Companhia de Locacao das Americas		43,200	185,920
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		44,800	610,142
Companhia de Saneamento de Minas Gerais		10,000	168,283
Companhia Siderurgica Nacional SA (CSN)		78,487	230,930
Compania de Saneamento do Parana unit		9,700	220,581
Cosan Logistica SA (a)		25,400	128,441
Cosan SA Industria e Comercio		22,400	322,777
CVC Brasil Operadora e Agencia de Viagens SA		20,800	265,699
Cyrela Brazil Realty SA		46,000	308,884
Dommo Energia SA (a)		10,230	17,090
Drogasil SA		32,600	894,153
Duratex SA		26,100	85,514
Ecorodovias Infraestrutura e Logistica SA		36,000	123,426
EDP Energias do Brasil SA		51,300	242,653
Embraer SA		79,788	348,755
Energisa SA unit		19,300	230,609
ENGIE Brasil Energia SA		27,681	312,390
Equatorial Energia SA		19,200	487,744
Estacio Participacoes SA		48,900	478,575
EZ Tec Empreendimentos e Participacoes SA		13,500	138,686
Fleury SA		61,200	388,366
Gol Linhas Aereas Inteligentes SA:
warrants 7/15/24 (a)		900	2,469
warrants 7/30/24 (a)		3,278	8,991
Grendene SA		31,100	77,314
Guararapes Confeccoes SA		33,500	166,560
Hypermarcas SA		44,700	382,522
Iguatemi Empresa de Shopping Centers SA		10,400	124,214
Iochpe-Maxion SA		3,830	16,655
IRB Brasil Resseguros SA		93,900	884,798
JBS SA		141,300	996,728
Klabin SA unit		87,600	345,551
Kroton Educacional SA		208,654	503,100
Light SA (a)		50,300	249,587
Linx SA		24,500	211,920
Localiza Rent A Car SA		76,770	826,562
LOG Commercial Properties e Participacoes SA		591	3,728
Lojas Renner SA		106,924	1,353,047
M. Dias Branco SA		17,957	169,026
Magazine Luiza SA		82,500	918,289
Marfrig Global Foods SA (a)		37,100	99,445
Minerva SA (a)		600	1,547
MPX Mineracao e Energia SA (a)		39,300	322,102
MRV Engenharia e Participacoes SA		59,000	258,773
Multiplan Empreendimentos Imobiliarios SA		46,496	338,648
Natura Cosmeticos SA		55,800	433,544
Notre Dame Intermedica Participacoes SA		42,700	638,823
Odontoprev SA		59,900	220,900
Petrobras Distribuidora SA		92,400	651,558
Petroleo Brasileiro SA - Petrobras (ON)		402,100	3,278,561
Porto Seguro SA		14,300	204,668
Qualicorp Consultoria E Corret		26,300	209,193
Rumo SA (a)		144,800	823,199
Sao Martinho SA		21,300	93,262
SLC Agricola SA		7,000	31,610
Smiles Fidelidade SA		6,600	60,890
Sonae Sierra Brasil SA		27,372	290,407
Sul America SA unit		35,635	429,077
Suzano Papel e Celulose SA		73,188	595,651
Terna Participacoes SA unit		20,300	146,182
TIM Participacoes SA		95,280	271,312
Totvs SA		26,500	411,525
Ultrapar Participacoes SA		84,600	398,056
Vale SA (a)		413,974	4,872,104
Valid Solucoes SA		660	2,185
Via Varejo SA (a)		104,400	193,155
Weg SA		123,940	788,049

TOTAL BRAZIL			43,673,412

British Virgin Islands - 0.0%
Arcos Dorados Holdings, Inc. Class A		28,497	212,873
Despegar.com Corp. (a)(b)		8,509	95,131
First Pacific Co. Ltd.		540,000	206,584

TOTAL BRITISH VIRGIN ISLANDS			514,588

Canada - 6.7%
Advantage Oil & Gas Ltd. (a)		9,749	14,064
Aecon Group, Inc.		4,244	58,645
AG Growth International, Inc.		2,935	95,419
AGF Management Ltd. Class B (non-vtg.)		1,711	7,548
Agnico Eagle Mines Ltd. (Canada)		29,652	1,822,435
Air Canada (a)		18,482	658,117
Alacer Gold Corp. (a)		30,195	149,473
Alamos Gold, Inc.		60,342	328,488
Alaris Royalty Corp.		1,959	29,122
Algonquin Power & Utilities Corp.		71,980	988,625
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		115,040	3,450,065
Allied Properties (REIT)		3,901	158,694
AltaGas Ltd.		43,109	627,111
Altius Minerals Corp.		306	2,446
Altus Group Ltd.		5,318	147,375
Aphria, Inc. (a)(b)		39,398	197,424
ARC Resources Ltd.		47,687	202,030
Aritzia LP (a)		14,288	203,618
Artis (REIT)		26,390	248,452
ATCO Ltd. Class I (non-vtg.)		10,224	359,404
Athabasca Oil Corp. (a)(b)		19,008	5,845
ATS Automation Tooling System, Inc. (a)		9,107	123,630
Aurora Cannabis, Inc. (a)(b)		83,247	298,327
B2Gold Corp.		119,611	420,468
Badger Daylighting Ltd.		5,918	175,325
Ballard Power Systems, Inc. (a)(b)		17,180	94,307
Bank of Montreal		81,496	6,032,845
Bank of Nova Scotia		154,224	8,845,252
Barrick Gold Corp. (Canada)		231,268	4,017,472
Bausch Health Cos., Inc. (Canada) (a)		42,992	1,068,680
Baytex Energy Corp. (a)		54,000	60,269
BCE, Inc.		15,768	747,995
Birchcliff Energy Ltd.		13,061	19,932
BlackBerry Ltd. (a)		74,307	390,407
Boardwalk (REIT)		12,411	411,596
Bombardier, Inc. Class B (sub. vtg.) (a)		286,624	361,245
Boralex, Inc. Class A		3,344	55,348
Brookfield Asset Management, Inc. Class A		115,219	6,371,118
BRP, Inc.		8,197	367,748
CAE, Inc.		35,208	882,940
Cameco Corp.		63,956	571,044
Canaccord Capital, Inc.		4,468	18,183
Canacol Energy Ltd. (a)		1,213	4,467
Canada Goose Holdings, Inc. (a)(b)		9,992	418,009
Canadian Apartment Properties (REIT) unit		13,514	562,681
Canadian Energy Services & Technology Corp.		8,231	10,999
Canadian Imperial Bank of Commerce		55,908	4,767,313
Canadian National Railway Co.		93,934	8,401,355
Canadian Natural Resources Ltd.		155,167	3,912,456
Canadian Pacific Railway Ltd.		18,307	4,163,032
Canadian Tire Ltd. Class A (non-vtg.)		9,634	1,038,594
Canadian Utilities Ltd. Class A (non-vtg.)		18,807	548,460
Canadian Western Bank, Edmonton		8,335	211,049
Canfor Corp.		6,226	75,255
Canfor Pulp Products, Inc.		673	4,425
Capital Power Corp.		16,041	384,492
Cardinal Energy Ltd.		630	918
Cascades, Inc.		12,718	120,411
CCL Industries, Inc. Class B		21,975	904,460
Celestica, Inc. (sub. vtg.) (a)		20,985	151,998
Cenovus Energy, Inc. (Canada)		136,994	1,167,013
Centerra Gold, Inc. (a)		26,850	228,931
CGI Group, Inc. Class A (sub. vtg.) (a)		31,576	2,454,446
China Gold International Resources Corp. Ltd. (a)		4,402	3,509
Chorus Aviation, Inc. Class B		24,896	147,626
CI Financial Corp.		39,816	579,510
Cineplex, Inc.		5,228	89,111
Cogeco Communications, Inc.		956	82,637
Cogeco, Inc. (sub. vtg.)		155	11,995
Colliers International Group, Inc.		5,457	365,637
Cominar (REIT)		7,491	76,383
Computer Modelling Group Ltd.		610	3,247
Constellation Software, Inc.		2,619	2,586,648
Corby Spirit and Wine Ltd.		368	4,470
Corus Entertainment, Inc. Class B (non-vtg.)		44,591	171,309
Cott Corp.		25,142	322,984
Crescent Point Energy Corp.		70,942	259,078
Crombie (REIT)		448	5,381
Cronos Group, Inc. (a)(b)		21,273	174,112
CT Real Estate Investment Trust		401	4,509
Descartes Systems Group, Inc. (Canada) (a)		13,314	518,064
Detour Gold Corp. (a)		25,705	426,823
Dirtt Environmental Solutions Ltd. (a)		12,972	58,896
Dollarama, Inc.		39,951	1,344,035
Dorel Industries, Inc. Class B (sub. vtg.)		1,245	4,717
Dream Global REIT		23,892	302,573
Dream Industrial (REIT)		1,039	10,602
Dream Office (REIT)		386	8,587
DREAM Unlimited Corp.		19,130	146,551
ECN Capital Corp.		29,196	96,426
Eldorado Gold Corp. (a)		23,292	196,119
Element Financial Corp. (b)		60,612	515,416
Emera, Inc.		30,634	1,268,296
Empire Co. Ltd. Class A (non-vtg.)		26,152	694,355
Enbridge, Inc.		264,150	9,620,587
Encana Corp. (Toronto)		200,242	784,488
Endeavour Silver Corp. (a)(b)		31,094	77,198
Enerflex Ltd.		7,164	56,133
Enerplus Corp.		45,416	274,130
Enghouse Systems Ltd.		9,192	267,783
Ensign Energy Services, Inc.		10,557	21,481
Entertainment One Ltd.		59,993	432,467
Equitable Group, Inc.		2,732	235,054
ERO Copper Corp. (a)		11,930	149,091
Evertz Technologies Ltd.		415	5,640
Exco Technologies Ltd.		580	3,364
Extendicare, Inc. (b)		24,719	167,221
Fairfax Financial Holdings Ltd. (sub. vtg.)		3,444	1,459,078
Fiera Capital Corp.		751	5,987
Finning International, Inc.		27,172	462,735
First Capital Realty, Inc.		37,957	628,246
First Majestic Silver Corp. (a)(b)		27,984	299,153
First National Financial Corp.		813	26,475
First Quantum Minerals Ltd.		90,301	763,078
FirstService Corp.		4,244	370,428
Fortis, Inc.		52,761	2,191,999
Fortuna Mines, Inc. (a)		29,283	93,378
Franco-Nevada Corp.		24,114	2,339,814
Freehold Royalties Ltd.		4,398	21,604
Frontera Energy Corp.		18,532	148,582
Genworth MI Canada, Inc.		3,705	149,652
George Weston Ltd.		8,917	713,915
Gibson Energy, Inc.		17,314	301,822
Gildan Activewear, Inc.		28,145	719,064
Granite Real Estate Investment Trust		3,081	152,565
Great Canadian Gaming Corp. (a)		6,587	208,347
Great-West Lifeco, Inc.		39,407	958,322
H&R (REIT) unit		23,980	405,645
HEXO Corp. (a)(b)		36,646	78,740
Home Capital Group, Inc. (a)		7,082	145,770
HudBay Minerals, Inc.		28,641	103,944
Hudson's Bay Co.		21,687	164,328
Husky Energy, Inc.		55,294	386,231
Hydro One Ltd. (c)		36,320	675,330
iA Financial Corp, Inc.		14,402	693,584
IAMGOLD Corp. (a)		70,673	265,607
IGM Financial, Inc.		18,575	524,207
Imperial Oil Ltd.		40,754	1,014,905
Innergex Renewable Energy, Inc.		6,435	80,321
Intact Financial Corp.		17,822	1,838,896
Inter Pipeline Ltd. (b)		52,380	879,297
Interfor Corp. (a)		5,374	64,059
InterRent REIT		1,343	15,917
Intertape Polymer Group, Inc.		4,330	55,756
Ivanhoe Mines Ltd. (a)(b)		81,647	202,707
Jamieson Wellness, Inc.		8,580	154,780
Just Energy Group, Inc.		14,385	33,311
Kelt Exploration Ltd. (a)		23,486	51,355
Keyera Corp.		26,564	615,746
Killam Apartment (REIT) (b)		18,141	268,720
Kinaxis, Inc. (a)		2,261	144,387
Kinder Morgan Canada Ltd. (c)		2,636	28,019
Kinross Gold Corp. (a)		164,445	799,065
Kirkland Lake Gold Ltd.		26,072	1,224,321
Knight Therapeutics, Inc. (a)		30,762	195,722
Labrador Iron Ore Royalty Corp. (b)		8,396	142,218
Largo Resources Ltd. (a)		26,828	26,887
Lassonde Industries, Inc. Class A (sub. vtg.)		1,440	191,078
Laurentian Bank of Canada (b)		8,165	280,825
Linamar Corp.		5,243	170,972
Loblaw Companies Ltd.		21,798	1,162,472
Lucara Diamond Corp.		4,561	3,740
Lundin Mining Corp.		91,974	464,374
MAG Silver Corp. (a)		6,403	63,199
Magellan Aerospace Corp.		282	3,439
Magna International, Inc. Class A (sub. vtg.)		40,969	2,202,889
Major Drilling Group International, Inc. (a)		567	2,402
Manulife Financial Corp.		257,273	4,791,517
Maple Leaf Foods, Inc.		14,931	260,394
Martinrea International, Inc.		20,110	163,983
Medical Facilities Corp.		378	2,244
MEG Energy Corp. (a)		50,850	195,354
Methanex Corp.		7,478	283,370
Metro, Inc. Class A (sub. vtg.)		32,722	1,383,809
Morguard (REIT)		354	3,061
Morguard North American Resources (REIT)		10,443	151,836
Morneau Shephell, Inc.		19,586	471,545
MTY Food Group, Inc.		4,627	184,855
Mullen Group Ltd.		11,037	68,714
National Bank of Canada		40,761	2,105,051
New Gold, Inc. (a)		122,409	127,325
NexGen Energy Ltd. (a)		39,734	51,285
Nfi Group, Inc. (b)		5,689	125,131
Norbord, Inc.		7,035	203,075
North West Co., Inc.		15,714	336,209
Northland Power, Inc.		23,026	459,786
Northview Apartmemt (REIT)		252	5,522
Northwest Healthcare Properties REIT		930	8,445
Novagold Resources, Inc. (a)		25,999	189,105
Nutrien Ltd.		77,506	3,707,883
NuVista Energy Ltd. (a)		14,019	20,117
OceanaGold Corp.		86,094	206,558
Onex Corp. (sub. vtg.)		12,466	732,854
Open Text Corp.		36,593	1,478,612
Osisko Gold Royalties Ltd.		17,675	173,918
Osisko Mining, Inc. (a)(b)		32,711	69,291
Pan American Silver Corp.		27,913	475,917
Pan American Silver Corp. rights (a)(d)		29,057	0
Paramount Resources Ltd. Class A (a)		2,068	8,070
Parex Resources, Inc. (a)		21,679	293,805
Parkland Fuel Corp.		23,376	776,479
Pason Systems, Inc.		8,839	94,893
Pembina Pipeline Corp.		64,672	2,276,851
Peyto Exploration & Development Corp.		19,657	39,251
Power Corp. of Canada (sub. vtg.)		42,441	982,159
Power Financial Corp.		35,060	819,868
PrairieSky Royalty Ltd.		25,372	247,729
Precision Drilling Corp. (a)		18,987	20,182
Premier Gold Mines Ltd. (a)		3,779	6,484
Premium Brands Holdings Corp.		5,778	381,179
Pretium Resources, Inc. (a)		27,563	277,702
Quebecor, Inc. Class B (sub. vtg.)		22,736	528,568
Recipe Unlimited Corp.		231	4,150
Restaurant Brands International, Inc.		31,657	2,071,129
Richelieu Hardware Ltd. (b)		15,048	308,935
RioCan (REIT)		22,360	448,694
Ritchie Bros. Auctioneers, Inc.		16,162	664,960
Rogers Communications, Inc. Class B (non-vtg.)		46,910	2,208,556
Rogers Sugar, Inc.		24,244	99,951
Royal Bank of Canada		181,250	14,619,998
Russel Metals, Inc.		12,893	211,637
Sandstorm Gold Ltd. (a)		25,998	185,545
Saputo, Inc.		31,906	925,373
Seabridge Gold, Inc. (a)		7,539	97,135
Secure Energy Services, Inc.		12,279	39,528
SEMAFO, Inc. (a)		36,265	117,019
Seven Generations Energy Ltd. (a)		45,198	253,254
Shaw Communications, Inc. Class B		64,671	1,319,836
ShawCor Ltd. Class A		18,409	185,334
Shopify, Inc. Class A (a)		12,920	4,051,295
Sienna Senior Living, Inc.		9,508	137,087
Sierra Wireless, Inc. (a)		2,657	29,312
Silvercorp Metals, Inc.		35,099	146,301
Sleep Country Canada Holdings, Inc. (c)		7,556	125,924
Smart (REIT)		7,722	186,674
SNC-Lavalin Group, Inc. (b)		21,801	394,110
Spin Master Corp. (a)(c)		5,010	141,730
Sprott, Inc.		62,272	143,730
SSR Mining, Inc. (a)		17,111	253,073
Stantec, Inc.		13,423	286,376
Stella-Jones, Inc.		11,279	312,739
Summit Industrial Income REIT (b)		18,815	182,565
Sun Life Financial, Inc.		76,314	3,423,730
Suncor Energy, Inc.		203,839	6,060,538
Superior Plus Corp.		15,710	141,821
Surge Energy, Inc.		1,678	1,223
Tamarack Valley Energy Ltd. (a)		52,756	68,093
TC Energy Corp.		117,903	5,943,042
Teck Resources Ltd. Class B (sub. vtg.)		63,520	1,004,090
TELUS Corp.		23,015	818,657
The Stars Group, Inc. (a)		30,321	659,783
The Toronto-Dominion Bank		235,099	13,424,794
Theratechnologies, Inc. (a)(b)		9,316	37,205
Thomson Reuters Corp.		24,745	1,662,881
Timbercreek Financial Corp.		3,121	22,890
TMAC Resources, Inc. (a)		1,050	3,245
TMX Group Ltd.		6,768	591,346
TORC Oil & Gas Ltd.		5,379	13,722
Torex Gold Resources, Inc. (a)		14,856	217,353
Toromont Industries Ltd. (b)		9,104	470,096
Total Energy Services, Inc.		409	1,745
Tourmaline Oil Corp.		38,272	328,353
TransAlta Corp.		38,635	228,214
TransAlta Renewables, Inc.		33,252	357,994
Transcontinental, Inc. Class A		7,667	87,550
TransForce, Inc.		12,631	402,493
Trican Well Service Ltd. (a)		9,711	6,341
Tricon Capital Group, Inc. (b)		41,255	333,899
Turquoise Hill Resources Ltd. (a)		119,799	49,117
Uni-Select, Inc.		1,404	11,353
Uranium Participation Corp. (a)		1,297	3,781
Vermilion Energy, Inc.		19,767	261,139
Village Farms International, Inc. (a)(b)		7,328	58,085
Wajax Corp.		186	2,161
West Fraser Timber Co. Ltd.		8,923	412,581
Western Forest Products, Inc.		16,341	16,129
WestJet Airlines Ltd.		6,324	147,069
Westshore Terminals Investment Corp.		10,081	174,816
Wheaton Precious Metals Corp.		59,172	1,658,667
Whitecap Resources, Inc.		117,456	327,282
Winpak Ltd.		6,822	241,575
WPT Industrial (REIT)		13,328	180,861
WSP Global, Inc. (b)		15,868	990,078
Yamana Gold, Inc.		115,101	420,345

TOTAL CANADA			217,641,020

Cayman Islands - 4.3%
21Vianet Group, Inc. ADR (a)		4,992	42,332
3SBio, Inc. (a)(c)		156,000	290,590
500.com Ltd. sponsored ADR Class A (a)(b)		1,268	12,350
51job, Inc. sponsored ADR (a)		2,753	216,854
58.com, Inc. ADR (a)		14,118	745,572
AAC Technology Holdings, Inc.		131,500	850,975
Agile Property Holdings Ltd.		154,000	207,572
Airtac International Group		15,134	207,176
Alibaba Group Holding Ltd. sponsored ADR (a)		186,789	33,000,013
Anta Sports Products Ltd.		135,000	1,320,586
Asia Cement (China) Holdings Corp.		67,500	81,857
ASM Pacific Technology Ltd.		47,800	667,423
Ausnutria Dairy Hunan Co. Ltd. (H Shares)		80,000	119,321
Autohome, Inc. ADR Class A (a)(b)		7,671	648,660
Baidu.com, Inc. sponsored ADR (a)		36,454	3,712,840
Baozun, Inc. sponsored ADR (a)(b)		6,664	290,017
BeiGene Ltd. ADR (a)		5,117	707,886
Biostime International Holdings Ltd.		21,000	83,142
Bitauto Holdings Ltd. ADR (a)		1,372	20,758
BizLink Holding, Inc.		11,062	75,263
Bosideng International Holdings Ltd.		572,000	295,787
Budweiser Brewing Co. APAC Ltd. (a)(c)		154,300	560,207
Camsing International Holding Ltd. (d)		74,000	10,955
Car, Inc. (a)		92,000	75,084
Casetek Holdings		1,187	2,141
Chailease Holding Co. Ltd.		158,784	715,876
Changyou.com Ltd. (A Shares) ADR		517	4,943
Cheung Kong Property Holdings Ltd.		346,000	2,407,367
China Aoyuan Property Group Ltd.		210,000	268,365
China Conch Venture Holdings Ltd.		239,500	937,136
China Dongxiang Group Co. Ltd.		229,000	25,687
China Education Group Holdings Ltd.		116,000	173,279
China First Capital Group Ltd. (a)		464,000	131,935
China Harmony New Energy Auto		27,000	9,291
China High Speed Transmission Equipment Group Co. Ltd.		22,000	12,971
China Hongqiao Group Ltd.		197,500	109,690
China Huishan Dairy Holdings Co. Ltd. (a)(d)		51,000	1,367
China Investment Fund International Holdings Co. Ltd. (d)		72,000	106,034
China Literature Ltd. (a)(c)		47,200	184,909
China LNG Group Ltd. (a)		60,000	4,206
China Logistics Property Holdings Co. Ltd. (a)(c)		109,000	42,409
China Maple Leaf Educational Systems Ltd.		150,000	47,121
China Medical System Holdings Ltd.		253,000	343,099
China Mengniu Dairy Co. Ltd.		339,000	1,351,507
China Modern Dairy Holdings Ltd. (a)		65,000	9,266
China Overseas Property Holdings Ltd.		420,000	256,460
China Resources Cement Holdings Ltd.		412,000	451,177
China Resources Land Ltd.		374,000	1,590,576
China Resources Medical Holdin		29,500	16,925
China SCE Property Holdings Ltd.		114,000	52,236
China State Construction International Holdings Ltd.		267,750	246,585
China Wireless Technologies Ltd. (a)		8,000	231
China Yuhua Education Corp. Ltd. (c)		250,000	143,419
China ZhengTong Auto Services Holdings Ltd.		68,000	20,331
China Zhongwang Holdings Ltd.		250,000	103,791
ChinaSoft International Ltd.		240,000	103,149
CIFI Holdings Group Co. Ltd.		411,532	274,482
Cimc Enric Holdings Ltd.		332,000	179,701
CK Hutchison Holdings Ltd.		342,500	3,162,331
COFCO Meat Holdings Ltd. (a)		92,000	32,847
Cogobuy Group (a)(c)		5,000	828
Country Garden Holdings Co. Ltd.		1,017,000	1,411,829
Country Garden Services Holdings Co. Ltd.		162,000	548,916
CT Environmental Group Ltd. (d)		26,000	1,128
Ctrip.com International Ltd. ADR (a)		61,860	2,040,761
Dali Foods Group Co. Ltd. (c)		430,000	293,983
Daqo New Energy Corp. ADR (a)		2,367	89,851
Dongyue Group Co. Ltd.		100,000	46,840
Endeavour Mining Corp. (a)		13,072	236,707
ENN Energy Holdings Ltd.		104,400	1,191,052
Evergrande Real Estate Group Ltd.		285,190	694,226
Fang Holdings Ltd. ADR (a)		1,685	3,387
Fanhua, Inc. ADR		8,334	210,183
Far East Consortium International Ltd.		96,475	40,809
FIH Mobile Ltd. (a)		298,000	42,437
Fu Shou Yuan International Group Ltd.		67,000	59,134
Fufeng Group Ltd.		319,000	147,022
Fullshare Holdings Ltd. (a)		667,500	16,831
Future Land Development Holding Ltd.		242,000	255,024
GCL-Poly Energy Holdings Ltd. (a)		2,014,000	80,623
GDS Holdings Ltd. ADR (a)(b)		8,363	348,570
Geely Automobile Holdings Ltd.		632,000	1,195,878
General Interface Solution Holding Ltd.		27,000	101,367
Genscript Biotech Corp. (a)		124,000	297,097
Ginko International Co. Ltd.		1,000	5,968
Glorious Property Holdings Ltd. (a)		16,000	642
Glory Sun Financial Group Ltd.		2,408,000	86,968
Goodbaby International Holdings Ltd. (a)		56,000	8,152
Gourmet Master Co. Ltd.		5,630	25,660
Greatview Aseptic Pack Co. Ltd.		75,000	37,796
Greentown Service Group Co. Ltd.		102,000	115,726
Haidilao International Holding Ltd. (c)		50,000	242,054
Haitian International Holdings Ltd.		144,000	339,799
HC International, Inc. (a)		4,000	1,445
Hengan International Group Co. Ltd.		98,000	684,236
HKBN Ltd.		65,000	116,005
Huazhu Group Ltd. ADR (b)		19,034	720,627
Hutchison China Meditech Ltd. sponsored ADR (a)		9,512	179,777
Hutchison Telecommunications Hong Kong Holdings Ltd.		76,000	13,748
IGG, Inc.		97,000	63,388
Imax China Holding, Inc. (c)		1,700	3,859
iQIYI, Inc. ADR (a)(b)		14,150	246,635
JD.com, Inc. sponsored ADR (a)		97,308	3,031,144
Jiayuan International Group Ltd.		75,293	30,124
JinkoSolar Holdings Co. Ltd. ADR (a)		1,902	27,465
Kaisa Group Holdings Ltd.		299,000	130,756
Kasen International Holdings Ltd. (a)		131,000	81,039
Kingboard Chemical Holdings Ltd.		86,500	230,514
Kingboard Laminates Holdings Ltd.		180,000	164,787
Kingdee International Software Group Co. Ltd.		383,000	419,672
Kingsoft Corp. Ltd. (a)		115,000	264,666
KWG Property Holding Ltd.		129,123	130,025
Lee & Man Paper Manufacturing Ltd.		97,000	53,938
Leyou Technologies Holdings Ltd. (a)		95,000	31,437
Li Ning Co. Ltd.		245,000	830,751
Lifestyle International Holdings Ltd.		48,500	51,052
Lifetech Scientific Corp. (a)		140,000	23,717
Lijun International Pharmaceutical Holding Ltd.		270,000	225,178
Logan Property Holdings Co. Ltd.		158,000	240,631
Longfor Properties Co. Ltd. (c)		225,500	935,859
Lonking Holdings Ltd.		89,000	24,669
Macau Legend Development Ltd. (a)		9,000	987
Meitu, Inc. (a)(c)		130,500	28,881
Meituan Dianping Class B (a)		130,000	1,550,659
Melco Crown Entertainment Ltd. sponsored ADR		24,322	523,896
MGM China Holdings Ltd.		93,200	147,581
Microport Scientific Corp.		289,000	296,776
Minth Group Ltd.		126,000	445,685
Momo, Inc. ADR		20,508	687,428
NetDragon WebSoft, Inc.		92,000	210,539
NetEase, Inc. ADR		9,299	2,658,212
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		18,766	2,290,578
Nexteer Auto Group Ltd.		90,000	83,882
NIO, Inc. sponsored ADR (a)(b)		77,944	113,019
Noah Holdings Ltd. sponsored ADR (a)(b)		2,875	87,084
OneSmart International Education Group Ltd. ADR (a)		26,587	190,895
OP Financial Investments Ltd.		112,000	22,710
Pacific Textile Holdings Ltd.		56,000	40,734
Parade Technologies Ltd.		15,000	289,691
Pinduoduo, Inc. ADR (a)(b)		25,201	1,030,217
Powerlong Real Estate Holding Ltd.		212,000	140,508
Q Technology (Group) Co. Ltd. (a)		59,000	78,220
Regina Miracle International Holdings Ltd. (c)		2,000	1,312
Renhe Commercial Holdings Co. Ltd. (a)		302,200	92,421
Ronshine China Holdings Ltd.		39,000	43,537
Sands China Ltd.		308,800	1,521,031
Sapiens International Corp. NV		4,808	102,928
Semiconductor Manufacturing International Corp. (a)		372,600	473,295
Shenzhou International Group Holdings Ltd.		102,400	1,415,030
Shimao Property Holdings Ltd.		187,500	628,141
Shui On Land Ltd.		152,000	30,589
Silergy Corp.		11,000	309,463
SINA Corp. (a)		10,219	404,672
Sino Biopharmaceutical Ltd.		885,000	1,317,671
SITC International Holdings Co. Ltd.		157,000	172,873
SOHO China Ltd.		96,500	32,930
Sohu.Com Ltd. ADR (a)		1,728	17,712
Sunac China Holdings Ltd.		328,000	1,487,738
Sunevision Holdings Ltd.		171,000	126,674
Sunny Optical Technology Group Co. Ltd.		93,600	1,504,516
TAL Education Group ADR (a)		49,511	2,119,566
Tarena International, Inc. ADR (a)		541	420
Tencent Holdings Ltd.		749,525	30,402,921
Tencent Music Entertainment Group ADR (a)		12,449	172,294
Texhong Textile Group Ltd.		1,500	1,515
The United Laboratories International Holdings Ltd.		40,000	22,965
Tianneng Power International Ltd.		52,000	33,967
Tibet Water Resources Ltd. (a)		157,000	25,755
Tingyi (Cayman Islands) Holding Corp.		228,000	303,308
Tongda Group Holdings Ltd.		100,000	8,139
Towngas China Co. Ltd.		83,063	64,031
TPK Holding Co. Ltd. (a)		9,000	19,565
Truly International Holdings Ltd. (a)		70,000	9,069
Tuniu Corp. Class A sponsored ADR (a)		220	660
Uni-President China Holdings Ltd.		139,000	143,577
Value Partners Group Ltd.		308,000	162,138
Vinda International Holdings Ltd.		26,000	49,007
Vipshop Holdings Ltd. ADR (a)		58,750	677,975
Want Want China Holdings Ltd.		690,000	581,263
Weibo Corp. sponsored ADR (a)		7,748	381,124
WH Group Ltd. (c)		1,286,000	1,357,429
Wharf Real Estate Investment Co. Ltd.		147,000	864,613
Wuxi Biologics (Cayman), Inc. (a)(c)		72,000	846,106
Wynn Macau Ltd.		232,400	504,327
Xiaomi Corp. Class B (a)(b)(c)		1,051,400	1,191,233
Xingda International Holdings Ltd.		13,690	3,815
Xinyi Glass Holdings Ltd.		184,000	206,878
Xinyi Solar Holdings Ltd.		451,284	254,992
XTEP International Holdings Ltd.		241,852	140,422
Yihai International Holding Ltd.		69,000	469,251
Yuzhou Properties Co.		334,142	141,149
YY, Inc. ADR (a)		8,853	503,205
Zai Lab Ltd. ADR (a)		7,242	244,707
Zhen Ding Technology Holding Ltd.		63,000	299,528
Zhongsheng Group Holdings Ltd. Class H		93,000	308,315
ZTO Express (Cayman), Inc. sponsored ADR		44,312	974,864

TOTAL CAYMAN ISLANDS			141,031,260

Chile - 0.2%
AES Gener SA		171,111	36,686
Aguas Andinas SA		274,685	125,934
Banco de Chile		5,813,794	748,675
Banco de Credito e Inversiones		4,878	271,592
Banco Santander Chile		8,763,472	543,699
CAP SA		12,581	92,288
Cencosud SA		182,792	248,209
Colbun SA (a)		1,067,569	184,190
Compania Cervecerias Unidas SA		14,702	146,701
Compania de Petroleos de Chile SA (COPEC)		59,745	534,217
Compania Sud Americana de Vapores SA (a)		953,281	31,365
CorpBanca SA		29,118,503	176,690
E-CL SA		28,960	42,956
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)		25,415	198,803
Empresas CMPC SA		125,292	285,522
Enel Chile SA		2,886,623	237,399
Enersis SA		4,510,092	842,297
Forus SA		3,734	6,797
Grupo Security SA		475,730	137,985
Inversiones Aguas Metropolitanas SA		45,620	54,441
Inversiones La Construccion SA		1,901	23,006
LATAM Airlines Group SA		53,285	589,182
Parque Arauco SA		91,943	241,760
Ripley Corp. SA		21,855	12,613
S.A.C.I. Falabella		99,944	508,749
Salfacorp SA		18,503	15,594
SMU SA		757,181	146,617
Sonda SA		38,859	41,599
Vina Concha y Toro SA		104,755	192,814

TOTAL CHILE			6,718,380

China - 2.6%
Agricultural Bank of China Ltd.:
(A Shares)		954,600	493,284
(H Shares)		2,796,000	1,150,564
Air China Ltd. (H Shares)		302,000	266,637
Aluminum Corp. of China Ltd. (H Shares) (a)		830,000	245,901
Angang Steel Co. Ltd. (H Shares)		570,400	190,813
Anhui Conch Cement Co. Ltd. (H Shares)		184,500	1,102,707
AVIC Shenyang Aircraft Co. Ltd. (A Shares) (a)		15,400	64,261
AviChina Industry & Technology Co. Ltd. (H Shares)		624,000	294,748
Baic Motor Corp. Ltd. (H Shares) (c)		229,000	142,050
Bank Communications Co. Ltd. (H Shares)		1,263,000	862,563
Bank of Beijing Co. Ltd. (A Shares)		398,800	313,551
Bank of Chengdu Co. Ltd. Class A		176,000	210,536
Bank of China Ltd.:
(A Shares)		2,247,900	1,180,699
(H Shares)		7,393,000	3,014,756
Bank of Guiyang Co. Ltd. (A Shares)		186,200	241,539
Bank of Hangzhou Co. Ltd. (A Shares)		269,900	344,792
Bank of Jiangsu Co. Ltd. (A Shares)		178,700	179,403
Bank of Nanjing Co. Ltd. (A Shares)		128,300	157,154
Bank of Ningbo Co. Ltd. (A Shares)		42,700	163,678
Bank of Shanghai Co. Ltd. (A Shares)		201,900	267,335
BBMG Corp. (H Shares)		1,116,000	319,391
Beijing Capital International Airport Co. Ltd. (H Shares)		224,000	212,155
Beijing Capital Land Ltd. (H Shares)		74,000	24,866
BYD Co. Ltd. (H Shares) (b)		96,000	450,290
CGN Power Co. Ltd. (H Shares) (c)		1,320,000	342,833
China BlueChemical Ltd. (H Shares)		156,000	37,964
China Cinda Asset Management Co. Ltd. (H Shares)		1,363,000	282,750
China CITIC Bank Corp. Ltd. (H Shares)		1,219,000	706,606
China Coal Energy Co. Ltd. (H Shares)		183,000	72,977
China Communications Construction Co. Ltd. (H Shares)		674,000	513,078
China Communications Services Corp. Ltd. (H Shares)		386,000	238,366
China Construction Bank Corp. (H Shares)		12,457,000	9,981,427
China Eastern Airlines Corp. Ltd. (H Shares) (a)		214,000	106,731
China Everbright Bank Co. Ltd.:
(A Shares)		265,800	163,734
(H Shares)		516,000	237,447
China Fangda Group Co. Ltd. Class B		243,500	91,746
China Galaxy Securities Co. Ltd. (H Shares)		420,500	214,407
China Huarong Asset Management Co. Ltd. (c)		951,000	140,401
China International Capital Corp. Ltd. (H Shares) (c)		210,800	384,383
China Life Insurance Co. Ltd. (H Shares)		1,003,000	2,579,407
China Longyuan Power Grid Corp. Ltd. (H Shares)		519,000	280,382
China Merchants Bank Co. Ltd.:
(A Shares)		41,800	210,533
(H Shares)		574,500	2,739,923
China Minsheng Banking Corp. Ltd.:
(A Shares)		725,100	632,931
(H Shares)		642,000	449,060
China Molybdenum Co. Ltd. (H Shares) (b)		912,000	287,404
China National Building Materials Co. Ltd. (H Shares)		497,350	419,178
China National Nuclear Power Co. Ltd. (A Shares)		224,700	161,324
China Oilfield Services Ltd. (H Shares)		184,000	256,179
China Pacific Insurance (Group) Co. Ltd. (H Shares)		410,400	1,489,050
China Petroleum & Chemical Corp. (H Shares)		3,374,000	1,919,048
China Railway Construction Corp. Ltd. (H Shares)		372,000	406,889
China Railway Group Ltd.:
(A Shares)		193,400	158,189
(H Shares)		366,000	220,594
China Railway Signal & Communications Corp. (H Shares) (c)		259,000	154,619
China Reinsurance Group Corp. (H Shares)		823,000	134,266
China Shenhua Energy Co. Ltd.:
(A Shares)		236,900	619,899
(H Shares)		166,500	338,152
China Shipbuilding Industry Co. (A Shares)		245,700	184,701
China Shipping Development Co. Ltd. (H Shares)		108,000	46,459
China Southern Airlines Ltd. (H Shares)		378,000	232,636
China Telecom Corp. Ltd. (H Shares)		1,722,000	732,554
China Tower Corp. Ltd. (H Shares) (c)		5,420,000	1,192,903
China United Network Communications Ltd. (A Shares)		178,200	155,136
China Vanke Co. Ltd. (H Shares)		271,100	988,579
China Yangtze Power Co. Ltd. (A Shares)		94,000	238,356
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		482,000	257,266
CITIC Securities Co. Ltd. (H Shares)		390,000	715,539
COSCO SHIPPING Holdings Co. Ltd. (H Shares) (a)		702,500	262,817
CRRC Corp. Ltd.:
(A Shares)		266,300	272,095
(H Shares)		398,000	266,196
Daqin Railway Co. Ltd. (A Shares)		182,800	198,006
Datang International Power Generation Co. Ltd. (H Shares)		1,152,000	227,228
Dongfeng Motor Group Co. Ltd. (H Shares)		458,000	459,426
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		19,000	301,333
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)		124,400	351,505
GD Power Development Co. Ltd. (A Shares)		909,400	300,702
GF Securities Co. Ltd. (H Shares)		190,600	198,506
Great Wall Motor Co. Ltd. (H Shares)		504,500	408,772
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		25,300	210,937
Guangzhou Automobile Group Co. Ltd. (H Shares)		365,600	365,138
Guangzhou R&F Properties Co. Ltd. (H Shares)		102,400	158,664
Guotai Junan Securities Co. Ltd. (H Shares) (c)		165,000	252,136
Haitong Securities Co. Ltd. (H Shares)		529,200	540,265
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		73,100	334,837
Hangzhou Steam Turbine Co. Ltd.		373,700	319,195
Hengli Petrochemical Co. Ltd. (A Shares)		72,520	165,836
Huadian Power International Corp. Ltd. (H Shares)		206,000	77,190
Huaneng Power International, Inc. (H Shares)		488,000	231,788
Huaneng Renewables Corp. Ltd. (H Shares)		630,000	240,519
Huangshan Tourism Development Co. Ltd.		257,933	233,374
Huangshi Dongbei Electrical Appliance Co. Ltd.		250,300	312,885
Huatai Securities Co. Ltd. (H Shares) (c)		311,600	463,168
Huaxia Bank Co. Ltd. (A Shares)		315,000	334,889
Industrial & Commercial Bank of China Ltd.:
(A Shares)		267,100	224,059
(H Shares)		8,355,000	5,985,466
Industrial Bank Co. Ltd. (A Shares)		144,400	383,586
INESA Intelligent Tech, Inc. (B Shares)		250,100	157,479
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		81,400	335,027
Inner Mongolia Eerduosi Resourses Co. Ltd. (B Shares)		312,470	227,374
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		350,400	305,631
Jiangsu Expressway Co. Ltd. (H Shares)		176,000	233,825
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		34,100	439,675
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		16,800	239,955
Jiangxi Copper Co. Ltd. (H Shares)		320,000	374,633
Kama Co. Ltd. (a)		490,900	237,375
Konka Group Co. Ltd. Series B		203,100	61,649
Kweichow Moutai Co. Ltd. (A Shares)		7,200	1,205,061
Legend Holdings Corp.:
(H Shares) (c)		21,100	46,382
rights (a)(d)		1,623	269
Luthai Textile JSC Ltd. (B Shares)		295,300	276,137
Maanshan Iron & Steel Co. Ltd. (H Shares)		394,000	149,020
Metallurgical Corp. China Ltd. (H Shares)		435,000	92,089
Midea Group Co. Ltd. (A Shares)		38,300	301,644
Muyuan Foodstuff Co. Ltd. (A Shares)		13,600	190,017
NARI Technology Co. Ltd. (A Shares)		50,600	157,588
New China Life Insurance Co. Ltd. (H Shares)		115,500	448,276
People's Insurance Co. of China Group (H Shares)		1,026,000	432,124
PetroChina Co. Ltd. (H Shares)		2,796,000	1,363,502
PICC Property & Casualty Co. Ltd. (H Shares)		911,000	1,152,888
Ping An Bank Co. Ltd. (A Shares)		257,000	593,045
Ping An Insurance Group Co. of China Ltd. (H Shares)		794,000	9,164,182
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		977,000	626,416
SAIC Motor Corp. Ltd. (A Shares)		44,100	147,081
SF Holding Co. Ltd. (A Shares)		45,500	255,879
Shandong Airlines Co. Ltd.		141,000	169,462
Shandong Linglong Tyre Co. Ltd. (A Shares)		153,400	456,472
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		372,000	427,071
Shang Gong Group Co. Ltd. (B Shares) (a)		434,200	214,320
Shanghai Chlor Alkali Co. Ltd. (B Shares)		262,000	154,700
Shanghai Diesel Engine Co. Ltd. (B Shares)		357,300	174,280
Shanghai Electric Group Co. Ltd. (H Shares)		224,000	68,516
Shanghai Environment Group Co. Ltd.		310	488
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)		158,500	447,345
Shanghai Fudan Microelectronics Group Co. Ltd. (H Shares) (a)		38,000	28,783
Shanghai Haixin Group Co. Ltd. (B Shares) (a)		481,900	195,055
Shanghai Highly Group Co. Ltd. (B Shares)		219,200	157,312
Shanghai Jin Jiang International Industrial Investment Co. Ltd. (B Shares)		190,700	180,687
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		376,096	414,233
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)		146,200	264,172
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		216,900	385,010
Shanghai SMI Holding Co. Ltd. (A Shares)		861	698
Sinopec Engineering Group Co. Ltd. (H Shares)		120,500	68,836
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)		1,038,000	286,685
Sinopharm Group Co. Ltd. (H Shares)		135,200	484,185
Sinotrans Ltd. (H Shares)		123,000	36,165
TCL Corp. (A Shares)		260,100	121,505
Tong Ren Tang Technologies Co. Ltd. (H Shares)		41,000	40,820
TravelSky Technology Ltd. (H Shares)		134,000	305,447
Tsingtao Brewery Co. Ltd. (H Shares)		58,000	336,111
Weichai Power Co. Ltd. (H Shares)		265,000	417,115
Wens Foodstuffs Group Co. Ltd. (A Shares)		29,200	166,799
Wuliangye Yibin Co. Ltd. (A Shares)		20,600	385,363
WuXi AppTec Co. Ltd. (H Shares) (c)		24,220	292,014
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)		115,192	137,379
Yanzhou Coal Mining Co. Ltd. (H Shares)		376,000	381,479
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (H Shares) (c)		7,600	46,617
Yonyou Network Technology Co. Ltd. (A Shares)		14,430	60,471
Zhaojin Mining Industry Co. Ltd. (H Shares)		129,000	144,271
Zhejiang Expressway Co. Ltd. (H Shares)		184,000	150,672
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)(c)		50,800	169,106
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		85,600	317,625
Zijin Mining Group Co. Ltd. (H Shares)		872,000	302,052
ZTE Corp. (H Shares) (a)		127,800	356,549

TOTAL CHINA			85,650,290

Colombia - 0.1%
Almacenes Exito SA		14,313	75,800
Bancolombia SA		21,565	262,225
Cementos Argos SA		110,098	248,535
Corporacion Financiera Colombiana SA		2,184	18,803
Ecopetrol SA		644,273	579,464
Grupo de Inversiones Suramerica SA		23,187	234,614
Interconexion Electrica SA ESP		59,626	343,996
Inversiones Argos SA		47,681	258,155

TOTAL COLOMBIA			2,021,592

Cyprus - 0.0%
Ros Agro PLC unit		9,656	102,610
Czech Republic - 0.0%
Ceske Energeticke Zavody A/S		23,411	534,043
Komercni Banka A/S		14,246	481,548
MONETA Money Bank A/S (c)		63,118	209,768

TOTAL CZECH REPUBLIC			1,225,359

Denmark - 1.2%
A.P. Moller - Maersk A/S:
Series A		577	692,524
Series B		757	965,631
ALK-Abello A/S (a)		1,192	256,059
Alm. Brand A/S		2,452	19,949
Ambu A/S Series B		22,500	353,347
Bang & Olufsen A/S Series B (a)		1,191	6,934
Bavarian Nordic A/S (a)		2,538	59,692
Carlsberg A/S Series B		13,591	1,912,008
Christian Hansen Holding A/S		13,897	1,066,953
Coloplast A/S Series B		14,435	1,739,406
Dampskibsselskabet NORDEN A/S		849	12,408
Danske Bank A/S		89,076	1,270,957
Det Forenede Dampskibs-Selskab (DFDS) A/S		6,610	260,106
DSV A/S		27,590	2,677,121
DSV A/S		2,693	261,785
FLSmidth & Co. A/S		6,161	220,456
Genmab A/S (a)		8,687	1,898,064
GN Store Nord A/S		18,243	801,746
H Lundbeck A/S		11,135	379,821
ISS Holdings A/S		22,265	582,650
Jyske Bank A/S (Reg.)		7,797	259,209
Matas A/S		21,059	161,272
Netcompany Group A/S (a)(c)		3,862	164,424
Nilfisk Holding A/S (a)		3,634	61,409
NKT Holding A/S (a)		4,295	75,272
NNIT A/S (c)		144	2,064
Novo Nordisk A/S Series B		231,023	12,703,657
Novozymes A/S Series B		26,198	1,233,482
ORSTED A/S (c)		24,116	2,115,388
Pandora A/S		12,786	628,726
Per Aarsleff Holding A/S		4,622	144,205
Ringkjoebing Landbobank A/S		5,075	350,389
Rockwool International A/S Series B		1,319	259,122
Royal Unibrew A/S		7,239	593,488
Scandinavian Tobacco Group A/S (c)		21,748	256,965
Schouw & Co.		759	54,409
SimCorp A/S		6,274	560,547
Spar Nord Bank A/S		26,405	257,791
Sydbank A/S		6,192	121,459
The Drilling Co. of 1972 A/S (a)		2,108	118,950
Topdanmark A/S		5,515	246,985
Tryg A/S		16,567	462,723
Vestas Wind Systems A/S		24,653	2,008,426
William Demant Holding A/S (a)		17,320	457,123
Zealand Pharma A/S (a)		2,658	79,199

TOTAL DENMARK			38,814,301

Egypt - 0.1%
Commercial International Bank SAE		197,059	988,958
Eastern Tobacco Co.		163,219	161,904
EFG-Hermes Holding SAE		48,401	56,978
Elsewedy Electric Co.		122,375	101,979
Global Telecom Holding (a)		150,711	47,436
Talaat Moustafa Group Holding		375,701	229,517

TOTAL EGYPT			1,586,772

Faroe Islands - 0.0%
Bakkafrost		6,269	391,977
Finland - 0.8%
Adapteo OYJ (a)		7,225	79,211
Cargotec Corp. (B Shares)		4,319	151,253
Caverion Corp.		13,709	102,441
Citycon Oyj		5,700	59,694
Cramo Oyj (B Shares)		6,223	65,935
Elisa Corp. (A Shares)		18,543	1,012,749
F-Secure Oyj (a)		5,468	17,442
Finnair Oyj		1,883	12,286
Fortum Corp.		57,318	1,399,357
Huhtamaki Oyj		13,436	621,885
KCI Konecranes Oyj		10,102	311,526
Kemira Oyj		22,421	363,839
Kesko Oyj		9,885	657,957
Kone OYJ (B Shares)		43,475	2,765,737
M-real OYJ (B Shares) (b)		20,192	133,657
Metso Corp.		12,365	467,228
Neste Oyj		54,923	1,982,232
Nokia Corp.		747,451	2,743,903
Nokian Tyres PLC		14,565	415,855
Nordea Bank ABP (Stockholm Stock Exchange)		422,755	3,094,286
Oriola-KD Oyj		973	2,235
Orion Oyj (B Shares)		11,025	488,650
Outokumpu Oyj (A Shares) (b)		54,668	154,806
Outotec Oyj (a)		27,101	174,342
Sampo Oyj (A Shares)		57,789	2,368,185
Sanoma Corp.		9,374	97,962
Stora Enso Oyj (R Shares)		86,086	1,116,136
TietoEnator Oyj		9,710	276,154
Tikkurila Oyj		2,101	33,508
UPM-Kymmene Corp.		67,757	2,202,092
Uponor Oyj		2,335	30,495
Valmet Corp.		18,758	419,253
Wartsila Corp.		66,298	699,641
YIT-Yhtyma OY		30,403	182,428

TOTAL FINLAND			24,704,360

France - 6.2%
Accor SA		26,078	1,120,346
Aeroports de Paris		3,647	693,102
Air France KLM (Reg.) (a)		23,542	280,287
Air Liquide SA		61,533	8,173,566
Akka Technologies SA		1,401	90,315
Akwel		398	7,901
Albioma		2,542	65,916
ALD SA (c)		12,819	181,572
Alstom SA		26,537	1,146,873
ALTEN		4,790	525,948
Altran Technologies SA		29,173	462,996
Amundi SA (c)		9,318	665,111
Arkema SA		10,620	1,085,429
Atos Origin SA		12,173	944,706
AXA SA		250,518	6,631,520
Beneteau SA		896	8,354
BIC SA		3,771	261,811
bioMerieux SA		5,978	489,044
BNP Paribas SA		145,733	7,615,942
Boiron SA		904	32,112
Bollore SA (a)		570	2,428
Bollore SA		98,121	424,605
Bonduelle SCA		2,541	66,032
Bouygues SA		27,102	1,148,621
Bureau Veritas SA		41,019	1,047,183
Capgemini SA		20,893	2,352,333
Carbone Lorraine		628	20,417
Carrefour SA		79,651	1,355,174
Casino Guichard Perrachon SA (b)		7,578	408,811
Cellectis SA (a)		7,070	83,522
CNP Assurances		30,391	602,655
Coface SA		16,049	175,415
Compagnie de St. Gobain		66,754	2,715,218
Compagnie Generale de Geophysique SA (a)		66,115	153,523
Compagnie Plastic Omnium		12,131	331,478
Covivio		5,396	610,843
Credit Agricole SA		153,069	1,997,298
Danone SA		80,077	6,633,683
Dassault Aviation SA		294	408,233
Dassault Systemes SA		17,510	2,656,907
DBV Technologies SA (a)		1,752	25,073
Derichebourg		8,793	31,656
Devoteam SA		336	28,480
Edenred SA		29,484	1,552,101
EDF SA		77,710	801,871
Eiffage SA		11,209	1,204,135
Elior SA (c)		11,494	148,575
Elis SA		22,196	424,057
ENGIE		234,633	3,923,984
Eramet SA		906	45,208
Essilor International SA		37,017	5,647,796
Etablissements Maurel & Prom		1,764	5,174
Eurazeo SA		3,697	257,704
Europcar Groupe SA (c)		25,987	95,355
Eutelsat Communications		22,175	420,440
Faurecia SA		9,318	434,193
Fonciere Financiere et Part SA		717	84,285
Gaztransport et Technigaz SA		4,092	372,635
Gecina SA		5,845	1,002,611
Genfit (a)		2,027	29,276
Groupe Eurotunnel SA		57,129	956,377
Groupe FNAC SA (a)		1,519	87,841
Guerbet		529	29,618
Hermes International SCA		3,950	2,841,506
ICADE		3,036	297,295
ID Logistics Group (a)		578	110,492
Iliad SA		3,294	340,928
Imerys SA		4,743	183,135
Industrielle d'Aviation Latecoere SA (a)		25,021	107,159
Ingenico SA		8,406	897,583
Innate Pharma SA (a)		6,942	41,925
Interparfums SA		1,144	53,524
Ipsen SA		5,041	536,923
Ipsos SA		9,627	289,899
JCDecaux SA		16,902	461,845
Kaufman & Broad SA		2,082	79,368
Kering SA		9,921	5,645,308
Klepierre SA		27,103	1,009,312
Korian SA		8,059	341,552
L'Oreal SA		32,626	9,526,320
Lagardere S.C.A. (Reg.)		10,690	238,690
Legrand SA		35,920	2,803,509
LVMH Moet Hennessy Louis Vuitton SE		36,319	15,510,248
M6 Metropole Television SA		1,456	25,609
Maisons du Monde SA (c)		9,337	129,024
Mercialys SA		6,406	89,308
Michelin CGDE Series B		22,450	2,733,451
Natixis SA		133,099	610,259
Neopost SA		8,120	173,699
Nexans SA		1,598	64,945
Nexity		5,303	274,312
Orange SA		254,179	4,090,886
Orpea		6,143	739,254
Pernod Ricard SA		27,465	5,069,549
Peugeot Citroen SA		79,834	2,021,182
Publicis Groupe SA (b)		28,563	1,229,311
Remy Cointreau SA		3,512	469,640
Renault SA		25,002	1,276,005
Rexel SA		36,443	451,158
Rubis SCA		12,033	697,190
Safran SA		42,673	6,751,095
Sanofi SA		147,014	13,552,803
Sartorius Stedim Biotech		4,064	608,272
Schneider Electric SA		71,129	6,610,762
SCOR SE		20,964	883,340
SEB SA		2,660	403,768
Societe Generale Series A		101,444	2,884,958
Sodexo SA		10,513	1,156,100
Soitec SA (a)		2,491	274,071
Solocal Group SA (a)		52,028	40,648
Sopra Steria Group		1,972	270,303
SPIE SA		15,940	336,002
SR Teleperformance SA		7,476	1,694,278
Suez Environnement SA		48,585	757,261
Tarkett SA		5,012	81,612
Technicolor SA (a)		20,446	17,068
Television Francaise 1 SA		9,678	81,170
Thales SA		14,051	1,373,413
The Lisi Group		3,203	112,528
The Vicat Group		1,777	75,312
Total SA		313,041	16,549,928
Trigano SA		1,456	131,128
Ubisoft Entertainment SA (a)		11,154	658,577
Valeo SA		32,470	1,207,368
Vallourec SA (a)(b)		33,723	81,729
Veolia Environnement SA		68,535	1,801,622
VINCI SA		66,356	7,445,089
Virbac SA (a)		740	180,333
Vivendi SA		117,588	3,273,402
Wendel SA		4,044	572,805
Worldline SA (a)(c)		10,400	631,572

TOTAL FRANCE			203,245,295

Germany - 5.2%
Aareal Bank AG		21,106	709,010
adidas AG		23,605	7,288,535
ADLER Real Estate AG (a)		2,189	25,244
ADVA Optical Networking SE (a)		851	5,998
Aixtron AG (a)(b)		11,930	108,839
Allianz SE		54,710	13,361,424
alstria office REIT-AG		18,385	344,480
Amadeus Fire AG		1,925	243,035
AURELIUS AG		5,292	217,790
Aurubis AG (b)		4,285	210,231
Axel Springer SE (a)		6,847	477,279
BASF AG		119,062	9,051,003
Bayer AG		122,502	9,503,239
Bayerische Motoren Werke AG (BMW)		42,556	3,261,163
BayWa AG		8,643	253,038
Bechtle AG		3,888	421,270
Befesa SA (c)		4,068	150,630
Beiersdorf AG		12,748	1,509,224
Bertrandt AG		366	18,267
Bilfinger Berger AG		2,584	86,228
Borussia Dortmund GmbH & Co. KGaA		5,961	56,344
Brenntag AG		17,592	882,916
CANCOM AG		4,538	242,129
Capital Stage AG		34,177	338,866
Carl Zeiss Meditec AG		5,551	605,173
CeWe Color Holding AG		417	40,136
Comdirect Bank AG		2,144	32,329
Commerzbank AG		149,034	891,425
CompuGroup Medical AG		3,498	223,936
Continental AG		14,923	1,998,799
Corestate Capital Holding SA (b)		2,573	95,847
Covestro AG (c)		24,014	1,153,000
CTS Eventim AG		7,623	461,230
Daimler AG (Germany)		119,186	6,966,764
Delivery Hero AG (a)(c)		15,077	706,750
Deutsche Bank AG (b)		268,280	1,943,087
Deutsche Beteiligungs AG		642	26,099
Deutsche Borse AG		24,496	3,793,443
Deutsche EuroShop AG (b)		10,724	320,780
Deutsche Lufthansa AG		27,221	471,940
Deutsche Pfandbriefbank AG (c)		13,252	181,054
Deutsche Post AG		125,050	4,428,117
Deutsche Telekom AG		423,434	7,450,567
Deutsche Wohnen AG (Bearer)		46,714	1,756,816
Deutz AG		15,525	86,575
DIC Asset AG		3,887	54,190
Draegerwerk AG & Co. KGaA		391	16,397
Drillisch AG (b)		7,053	188,632
Duerr AG (b)		6,646	195,981
E.ON AG		285,906	2,883,212
Eckert & Ziegler Strahlen-und Medizintechnik AG		580	101,559
ElringKlinger AG (a)		2,008	14,870
Evonik Industries AG		28,450	750,421
Evotec OAI AG (a)(b)		18,042	412,305
Fraport AG Frankfurt Airport Services Worldwide		4,934	412,387
Freenet AG		17,965	398,623
Fresenius Medical Care AG & Co. KGaA		28,191	2,034,817
Fresenius SE & Co. KGaA		54,932	2,887,144
GEA Group AG		17,989	549,930
Gerresheimer AG		4,109	331,105
Grenkeleasing AG		3,340	316,075
Hamborner (REIT) AG		37,362	402,114
Hamburger Hafen und Logistik AG		695	17,999
Hannover Reuck SE		7,347	1,301,225
HeidelbergCement Finance AG		20,835	1,548,067
Heidelberger Druckmaschinen AG (a)(b)		58,975	76,628
HelloFresh AG (a)		28,854	502,665
Henkel AG & Co. KGaA		18,635	1,794,665
Hochtief AG		2,838	353,872
Hornbach Holding AG & Co. KGaA		1,586	95,873
Hugo Boss AG		8,655	364,108
Hypoport AG (a)		538	167,109
INDUS Holding AG		2,082	79,414
Infineon Technologies AG		165,705	3,209,503
Isra Vision AG		3,299	155,858
Jenoptik AG		5,977	177,986
JOST Werke AG (c)		1,747	49,100
K&S AG (b)		23,836	339,216
KION Group AG		7,418	492,923
Kloeckner & Co. AG		6,272	36,235
Knorr-Bremse AG		6,507	656,709
Koenig & Bauer AG (b)		5,449	180,009
Krones AG		4,962	324,576
KWS Saat AG		795	53,466
Lanxess AG		10,873	706,984
LEG Immobilien AG		8,927	1,024,502
LEONI AG (a)(b)		3,228	38,324
Merck KGaA		16,339	1,948,027
Metro AG (a)		21,837	110,206
Metro Wholesale & Food Specialist AG		20,745	337,799
Morphosys AG (a)		5,351	582,772
MTU Aero Engines Holdings AG		6,639	1,772,632
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		18,372	5,102,083
Nemetschek Se		7,012	356,614
Nordex Se (a)(b)		10,421	136,449
NORMA Group AG		3,332	122,485
Open Business Club AG		538	169,509
OSRAM Licht AG (b)		12,774	569,874
Patrizia Immobilien AG		7,349	150,567
Pfeiffer Vacuum Technology AG		438	68,537
ProSiebenSat.1 Media AG		40,318	595,359
Puma AG		10,582	796,052
Rational AG		557	423,984
Rheinmetall AG		5,229	628,971
Rhoen-Klinikum AG		1,417	29,205
RIB Software AG		7,638	197,803
Rocket Internet AG (a)(c)		14,844	394,352
RWE AG		69,203	2,109,387
Salzgitter AG		6,642	120,229
SAP SE		128,986	17,090,836
Scout24 AG (c)		14,420	891,782
SGL Carbon AG (a)		4,281	19,939
Siemens AG		99,359	11,466,036
Siemens Healthineers AG (c)		19,561	831,095
Siltronic AG		2,691	255,768
Sixt AG		1,921	187,682
SMA Solar Technology AG (a)		508	15,875
Software AG (Bearer)		12,178	387,091
STRATEC Biomedical Systems AG		452	34,129
Stroer Out-of-Home Media AG (b)		4,139	333,292
Suedzucker AG (Bearer)		7,196	103,692
SURTECO SE		593	13,042
Symrise AG		16,522	1,589,880
TAG Immobilien AG		18,056	438,603
Takkt AG		3,255	38,699
Telefonica Deutschland Holding AG		105,880	335,960
Thyssenkrupp AG		54,773	781,625
TLG Immobilien AG		8,617	252,277
TUI AG (GB)		60,869	796,351
Uniper SE		25,224	786,017
United Internet AG		19,013	572,752
Varta AG (a)		2,021	228,107
Volkswagen AG		6,933	1,313,731
Vonovia SE		66,230	3,524,162
Vossloh AG		228	9,320
Wacker Construction Equipment AG		1,721	29,406
WashTec AG		1,228	61,768
Wirecard AG (b)		15,366	1,945,986
Wustenrot & Wurttembergische AG		3,536	72,406
Zalando SE (a)(c)		18,732	811,646
Zooplus AG (a)		1,323	144,603

TOTAL GERMANY			170,183,281

Gibraltar - 0.0%
888 Holdings PLC		26,779	62,300
Greece - 0.1%
Aegean Airlines SA		3,180	29,083
Alpha Bank AE (a)		200,886	428,156
Athens Water Supply & Sewage Co. SA		7,606	67,440
EFG Eurobank Ergasias SA (a)		359,742	364,308
Ff Group (a)(d)		881	1,179
GEK Group of Companies SA (a)		14,236	108,284
Greek Organization of Football Prognostics SA		27,020	293,820
Hellenic Exchanges Holding SA		387	1,942
Hellenic Telecommunications Organization SA		37,800	573,353
Holding Co. ADMIE IPTO SA		26,627	63,552
Jumbo SA		13,307	259,723
Motor Oil (HELLAS) Corinth Refineries SA		5,716	141,144
Mytilineos SA		9,797	107,190
National Bank of Greece SA (a)		67,067	227,391
Piraeus Bank SA (a)		42,164	147,190
Public Power Corp. of Greece (a)		8,918	31,530
Terna Energy SA		24,164	197,275

TOTAL GREECE			3,042,560

Hong Kong - 2.3%
AIA Group Ltd.		1,590,000	15,833,577
Bank of East Asia Ltd.		157,207	378,696
Beijing Enterprises Holdings Ltd.		65,000	306,046
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.		2,000	2,711
BOC Hong Kong (Holdings) Ltd.		434,000	1,491,062
BYD Electronic International Co. Ltd.		80,000	137,374
Champion (REIT)		208,000	137,857
China Agri-Industries Holdings Ltd.		225,000	74,128
China Everbright International Ltd.		657,370	496,844
China Everbright Ltd.		212,000	314,100
China Jinmao Holdings Group Ltd.		576,000	382,937
China Merchants Holdings International Co. Ltd.		287,671	449,783
China Mobile Ltd.		800,000	6,501,360
China Overseas Grand Oceans Group Ltd.		106,500	55,098
China Overseas Land and Investment Ltd.		514,000	1,621,923
China Power International Development Ltd.		1,101,666	230,066
China Resources Beer Holdings Co. Ltd.		188,666	967,295
China Resources Pharmaceutical Group Ltd. (c)		400,500	369,865
China Resources Power Holdings Co. Ltd.		214,000	268,941
China South City Holdings Ltd.		2,034,000	235,757
China Taiping Insurance Group Ltd.		196,400	441,527
China Travel International Investment HK Ltd.		158,000	24,943
China Unicom Ltd.		840,000	826,979
CITIC 1616 Holdings Ltd.		211,000	80,092
CITIC Pacific Ltd.		703,000	924,786
CLP Holdings Ltd.		220,000	2,284,793
CNOOC Ltd.		2,342,000	3,485,483
CSPC Pharmaceutical Group Ltd.		670,000	1,715,951
Dah Sing Banking Group Ltd.		140,400	181,509
Dah Sing Financial Holdings Ltd.		19,200	71,445
Far East Horizon Ltd.		436,000	412,780
Fosun International Ltd.		410,000	536,107
Fushan International Energy Group Ltd.		94,000	19,397
Galaxy Entertainment Group Ltd.		273,000	1,879,780
Guangdong Investment Ltd.		360,000	779,147
Guotai Junan International Holdings Ltd.		205,000	34,421
GZI (REIT)		194,000	128,925
Hang Lung Group Ltd.		114,000	285,529
Hang Lung Properties Ltd.		274,000	602,308
Hang Seng Bank Ltd.		103,100	2,151,192
Henderson Land Development Co. Ltd.		198,345	990,651
Hong Kong & China Gas Co. Ltd.		1,338,842	2,598,561
Hong Kong & Shanghai Hotels Ltd.		157,500	177,350
Hong Kong Exchanges and Clearing Ltd.		153,976	4,796,974
Hua Hong Semiconductor Ltd. (c)		50,000	100,542
Hysan Development Co. Ltd.		81,000	319,241
Lai Sun Development Co. Ltd.		7,800	9,337
Lenovo Group Ltd.		938,000	653,920
Link (REIT)		271,000	2,951,570
Melco International Development Ltd.		106,000	280,937
MMG Ltd. (a)		240,000	49,964
MTR Corp. Ltd.		194,977	1,117,956
New World Development Co. Ltd.		817,289	1,169,080
PCCW Ltd.		538,000	319,526
Poly Property Group Co. Ltd.		135,000	48,763
Power Assets Holdings Ltd.		179,500	1,280,937
Prosperity (REIT)		13,000	5,121
Shanghai Industrial Holdings Ltd.		127,000	236,407
Shenzhen Investment Ltd.		717,290	282,322
Shun Tak Holdings Ltd.		22,000	9,020
Sino Land Ltd.		329,232	492,158
Sino-Ocean Group Holding Ltd.		489,500	179,965
Sinotruk Hong Kong Ltd.		68,000	102,753
SJM Holdings Ltd.		268,000	286,289
Sun Art Retail Group Ltd.		352,555	359,745
Sun Hung Kai Properties Ltd.		208,000	3,151,890
Sunlight (REIT)		313,000	212,339
Swire Pacific Ltd. (A Shares)		75,500	719,688
Swire Properties Ltd.		139,800	439,678
Techtronic Industries Co. Ltd.		172,000	1,344,183
Television Broadcasts Ltd.		105,100	173,360
Universal Medical Financial & Technical Advisory Services Co. Ltd. (c)		290,500	198,459
Vitasoy International Holdings Ltd.		88,000	357,835
Wharf Holdings Ltd.		128,000	290,465
Wheelock and Co. Ltd.		141,000	872,029
Winteam Pharmaceutical Group Ltd.		292,000	130,386
Yuexiu Property Co. Ltd.		1,220,000	268,720

TOTAL HONG KONG			74,100,635

Hungary - 0.1%
Magyar Telekom PLC		312,809	466,123
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		41,910	414,254
OTP Bank PLC		25,795	1,188,153
Richter Gedeon PLC		16,373	303,444

TOTAL HUNGARY			2,371,974

India - 2.4%
Aarti Industries Ltd.		12,406	153,059
Aarti Surfactants Ltd. (a)(d)		620	6,643
Adani Ports & Special Economic Zone Ltd. (a)		94,229	524,705
Adani Power Ltd. (a)		61,306	56,953
Adani Transmissions Ltd. (a)		32,790	126,537
Aditya Birla Fashion and Retail Ltd. (a)		10,575	31,584
AIA Engineering Ltd.		6,584	160,131
Ajanta Pharma Ltd.		281	4,156
Alembic Pharmaceuticals Ltd. (a)		7,019	54,175
Ambuja Cements Ltd.		111,782	318,292
Apollo Hospitals Enterprise Ltd.		8,727	182,471
Apollo Tyres Ltd. (a)		8,706	23,304
Arvind Fashions Ltd. (a)		2,663	16,988
Arvind Mills Ltd. (a)		13,319	9,446
Ashok Leyland Ltd.		121,377	131,093
Asian Paints Ltd.		34,771	885,693
Astral Poly Technik Ltd.		14,965	235,063
Atul Ltd.		4,782	288,218
AU Small Finance Bank Ltd. (a)(c)		32,062	309,259
Aurobindo Pharma Ltd.		55,358	364,975
Avenue Supermarts Ltd. (a)(c)		17,273	484,659
Axis Bank Ltd.		305,154	3,159,465
Bajaj Auto Ltd.		13,922	636,320
Bajaj Finance Ltd.		20,954	1,187,399
Bajaj Finserv Ltd.		4,874	558,208
Balkrishna Industries Ltd.		4,756	59,236
Bandhan Bank Ltd. (c)		52,505	452,103
Bayer CropScience Ltd.		495	24,963
Bharat Forge Ltd.		22,543	143,916
Bharat Petroleum Corp. Ltd.		88,017	651,385
Bharti Airtel Ltd.		273,541	1,440,547
Bharti Infratel Ltd.		50,732	135,489
Blue Dart Express Ltd.		43	1,452
Bosch Ltd.		677	145,799
Britannia Industries Ltd.		5,832	268,101
Canara Bank Ltd. (a)		4,410	12,623
Care Ratings Ltd. (a)		132	986
CEAT Ltd. (a)		225	3,196
CESC Ltd. GDR		2,216	24,900
Cg Power & Industrial Soluti (a)		2,315	469
Cipla Ltd. (a)		32,721	215,110
City Union Bank Ltd.		54,149	161,627
Coal India Ltd.		219,489	640,732
Container Corp. of India Ltd.		22,838	189,104
CRISIL Ltd.		197	4,058
Crompton Greaves Consumer Electricals Ltd. (a)		82,929	290,551
Dabur India Ltd.		96,501	627,376
Dalmia Bharat Ltd. (a)		6,388	72,985
Dcb Bank Ltd. (a)		116,523	295,311
Dewan Housing Finance Corp. Ltd. (a)		17,328	4,242
Dish TV India Ltd. (a)		40,221	7,068
Divi's Laboratories Ltd.		8,446	208,674
Dr. Reddy's Laboratories Ltd.		16,002	627,812
eClerx Services Ltd.		2,945	18,721
Edelweiss Financial Services Ltd.		47,278	61,350
Eicher Motors Ltd.		2,083	659,936
Endurance Technologies Ltd. (c)		6,526	100,136
Engineers India Ltd.		1,276	2,150
Escorts Ltd.		1,831	16,975
Exide Industries Ltd. (a)		4,874	13,251
Federal Bank Ltd. (a)		209,596	247,096
Finolex Cables Ltd.		6,357	34,304
Fortis Healthcare Ltd. (a)		23,747	49,098
GAIL India Ltd. (a)		204,875	395,955
Ge Power India Ltd.		330	3,479
Gillette India Ltd.		1,261	143,855
Glenmark Pharmaceuticals Ltd.		45,073	200,158
GMR Infrastructure Ltd. (a)		75,851	22,162
Godrej Consumer Products Ltd.		39,294	409,884
Godrej Industries Ltd.		19,503	114,287
Godrej Properties Ltd. (a)		9,029	126,691
Graphite India Ltd.		4,363	17,472
Grasim Industries Ltd.		40,381	437,174
Great Eastern Shipping Co. Ltd.		242	1,021
Havells India Ltd.		27,493	267,678
HCL Technologies Ltd.		68,563	1,123,425
HDFC Standard Life Insurance Co. Ltd. (c)		77,656	684,342
Hemisphere Properties India Ltd. (a)(d)		3,714	8,466
Hero Motocorp Ltd.		16,571	630,605
Hexaware Technologies Ltd.		56,087	262,869
Hindalco Industries Ltd.		168,942	446,272
Hindustan Petroleum Corp. Ltd.		127,476	582,315
Hindustan Unilever Ltd.		86,786	2,658,089
Housing Development Finance Corp. Ltd.		218,756	6,560,580
ICICI Bank Ltd.		317,149	2,067,569
ICICI Lombard General Insurance Co. Ltd. (c)		20,243	381,425
IDFC Bank Ltd. (a)		206,105	129,485
Iifl Finance Ltd. (a)		6,651	10,666
IIFL Securities Ltd. (a)		6,651	2,772
IIFL Wealth Management Ltd. (a)		950	17,696
India Cements Ltd. (a)		5,046	5,962
Indiabulls Housing Finance Ltd.		31,150	90,326
Indiabulls Real Estate Ltd. (a)		6,400	4,959
Indiabulls Ventures Ltd.		10,489	14,836
Indian Oil Corp. Ltd.		310,807	641,520
Indraprastha Gas Ltd. (a)		24,344	134,145
Info Edge India Ltd.		8,689	314,331
Infosys Ltd.		452,440	4,347,461
InterGlobe Aviation Ltd. (a)(c)		13,298	272,327
Ipca Laboratories Ltd.		13,492	186,243
IRB Infrastructure Developers Ltd.		3,943	4,389
ITC Ltd.		532,254	1,930,257
Jain Irrigation Systems Ltd. (a)		18,440	3,894
Jindal Steel & Power Ltd. (a)		48,419	79,122
JSW Steel Ltd.		91,512	293,422
Jubilant Foodworks Ltd.		15,148	341,209
Jubilant Life Sciences Ltd.		3,486	27,019
Kajaria Ceramics Ltd.		1,102	8,664
Larsen & Toubro Ltd.		67,028	1,389,696
LIC Housing Finance Ltd.		51,108	296,642
Lupin Ltd. (a)		30,270	317,696
Mahindra & Mahindra Financial Services Ltd.		31,751	157,569
Mahindra & Mahindra Ltd.		90,114	769,064
Manappuram General Finance & Leasing Ltd.		96,169	229,124
Marico Ltd.		58,808	303,077
Maruti Suzuki India Ltd.		14,504	1,544,268
Max Financial Services Ltd. (a)		21,545	123,143
MindTree Consulting Ltd.		7,309	73,373
Motherson Sumi Systems Ltd. (a)		111,817	193,499
Motilal Oswal Financial Services Ltd.		1,131	9,855
Mphasis BFL Ltd.		14,654	195,397
Multi Commodity Exchange of India Ltd. (a)		182	2,915
Muthoot Finance Ltd. (a)		3,598	35,807
Natco Pharma Ltd.		35,321	293,169
Ncc Ltd. (a)		54,238	44,089
Nestle India Ltd.		2,915	613,042
NIIT Technologies Ltd. (a)		866	18,883
NTPC Ltd.		280,087	482,648
Oberoi Realty Ltd. (a)		3,854	27,490
Oil & Natural Gas Corp. Ltd.		395,575	788,945
Page Industries Ltd.		974	352,872
PC Jeweller Ltd. (a)		6,790	3,067
Persistent Systems Ltd.		3,130	27,213
Petronet LNG Ltd.		100,442	405,010
Pfizer Ltd.		1,331	76,087
PI Industries Ltd.		10,459	209,649
Pidilite Industries Ltd. (a)		21,232	418,952
Piramal Enterprises Ltd.		14,019	332,037
PNB Housing Finance Ltd. (a)(c)		9,712	73,244
Power Finance Corp. Ltd. (a)		51,449	79,020
Power Grid Corp. of India Ltd.		272,442	761,309
Prestige Estates Projs. Ltd.		4,180	17,769
PVR Ltd.		11,294	282,419
Rajesh Exports Ltd.		5,672	54,188
RBL Bank Ltd. (c)		32,205	140,471
Rec Ltd.		101,265	199,069
Redington India Ltd.		14,319	23,924
Reliance Capital Ltd. (a)		4,711	1,279
Reliance Industries Ltd.		373,130	7,685,143
Reliance Infrastructure Ltd. (a)		5,715	2,814
Repco Home Finance Ltd. (a)		83	340
Sadbhav Engineering Ltd. (a)		12,879	24,870
Sanofi India Ltd.		25	2,369
Shree Cement Ltd.		1,336	374,253
Shriram Transport Finance Co. Ltd.		33,168	531,282
SRF Ltd.		3,138	127,898
State Bank of India (a)		215,246	945,943
Strides Shasun Ltd.		1,270	6,878
Sun Pharmaceutical Industries Ltd.		135,447	826,810
Sundaram Finance Ltd.		2,407	54,571
Supreme Industries Ltd.		10,061	164,351
Suzlon Energy Ltd. (a)		45,292	1,689
Symphony Ltd.		118	2,166
Tata Communications Ltd.		3,714	18,403
Tata Consultancy Services Ltd.		118,726	3,781,186
Tata Global Beverages Ltd.		21,357	95,306
Tata Motors Ltd. (a)		188,550	465,896
Tata Power Co. Ltd.		125,220	104,516
Tata Steel Ltd.		47,035	251,661
Tech Mahindra Ltd.		67,789	705,357
The Indian Hotels Co. Ltd. (a)		43,561	93,176
The Karur Vysya Bank Ltd.		3,746	2,891
The Ramco Cements Ltd. (a)		1,219	13,470
Thermax Ltd.		2,019	32,083
Titan Co. Ltd.		45,077	845,092
Tube Investments of India Ltd.		4,001	22,436
Tube Investments of India Ltd.		4,001	25,687
Ultratech Cemco Ltd.		11,403	665,431
United Spirits Ltd. (a)		47,983	421,800
UPL Ltd. (a)		89,859	754,543
Varun Beverages Ltd. (a)		19,317	168,571
Vedanta Ltd.		290,902	606,712
Vodafone Idea Ltd. (a)		660,605	36,203
Voltas Ltd. (a)		37,783	376,554
WABCO India Ltd.		355	31,013
Welspun India Ltd. (a)		12,290	9,656
Whirlpool of India Ltd.		3,668	113,285
Wipro Ltd.		169,400	619,891
Yes Bank Ltd.		276,130	273,255
Zee Entertainment Enterprises Ltd. (a)		93,360	341,396

TOTAL INDIA			77,221,923

Indonesia - 0.5%
PT ACE Hardware Indonesia Tbk		1,373,200	165,269
PT Adaro Energy Tbk		2,037,200	189,935
PT AKR Corporindo Tbk		192,600	54,319
PT Aneka Tambang Tbk		1,728,800	109,496
PT Astra International Tbk		2,569,100	1,270,679
PT Bank Central Asia Tbk		1,288,100	2,883,190
PT Bank Jabar Banten Tbk		70,600	9,106
PT Bank Mandiri (Persero) Tbk		2,336,100	1,167,745
PT Bank Negara Indonesia (Persero) Tbk		1,236,800	675,148
PT Bank Rakyat Indonesia Tbk		7,340,800	2,199,563
PT Bank Tabungan Negara Tbk		1,226,900	162,384
PT Bank Tabungan Pensiunan Nasional Syariah Tbk (a)		378,400	103,487
PT Barito Pacific Tbk		3,174,500	214,838
PT Bumi Resources Tbk (a)		3,868,300	23,395
PT Bumi Serpong Damai Tbk (a)		696,900	70,177
PT Charoen Pokphand Indonesia Tbk		975,600	437,536
PT Ciputra Development Tbk		1,794,300	141,759
PT Global Mediacom Tbk (a)		14,600	389
PT Gudang Garam Tbk		57,100	228,041
PT Hanjaya Mandala Sampoerna Tbk		1,046,900	158,733
PT Hanson International Tbk (a)		3,268,900	20,875
PT Indah Kiat Pulp & Paper Tbk		359,200	185,942
PT Indocement Tunggal Prakarsa Tbk		291,300	415,006
PT Indofood CBP Sukses Makmur Tbk		356,700	295,322
PT Indofood Sukses Makmur Tbk		862,800	472,817
PT Inti Agriculture Resources Tbk (a)		1,180,800	4,189
PT Japfa Comfeed Indonesia Tbk		445,500	54,573
PT Jasa Marga Tbk		339,196	131,618
PT Kalbe Farma Tbk		2,281,500	259,084
PT Kresna Graha Investama Tbk (a)		910,500	32,428
PT Link Net Tbk		552,700	172,555
PT Lippo Karawaci Tbk (a)		8,407,200	141,315
PT Matahari Department Store Tbk		255,000	66,102
PT Medco Energi International Tbk (a)		424,200	19,930
PT Media Nusantara Citra Tbk		1,079,900	101,117
PT Mitra Adiperkasa Tbk		2,151,200	153,230
PT Pabrik Kertas Tjiwi Kimia Tbk		205,700	154,840
PT Pakuwon Jati Tbk		1,383,800	61,583
PT Panin Life Tbk (a)		3,417,100	70,604
PT Pembangunan Perumahan Persero Tbk		253,258	32,033
PT Perusahaan Gas Negara Tbk Series B		1,813,900	272,210
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk		17,000	1,636
PT Pool Advista Indonesia Tbk (a)		184,900	23,576
PT PP Properti Tbk		481,000	3,392
PT Semen Gresik (Persero) Tbk		361,400	325,941
PT Sitara Propertindo Tbk (a)		49,100	2,526
PT Sugih Energy Tbk (a)(d)		40,500	144
PT Summarecon Agung Tbk		748,400	60,230
PT Surya Citra Media Tbk		295,600	25,681
PT Tambang Batubara Bukit Asam Tbk		331,300	53,050
PT Telekomunikasi Indonesia Tbk Series B		6,701,400	1,955,608
PT Tower Bersama Infrastructure Tbk		218,400	98,395
PT Unilever Indonesia Tbk		211,200	657,611
PT United Tractors Tbk		208,700	322,135
PT Waskita Karya Persero Tbk		530,900	58,789
PT Wijaya Karya Persero Tbk		236,426	33,344

TOTAL INDONESIA			17,004,620

Ireland - 0.5%
AIB Group PLC		105,639	338,377
Bank Ireland Group PLC		133,229	640,721
C&C Group PLC (United Kingdom)		35,891	176,667
Cairn Homes PLC		54,034	70,027
CRH PLC		101,811	3,706,917
Dalata Hotel Group PLC		9,355	55,298
DCC PLC (United Kingdom)		12,309	1,153,741
Glanbia PLC		27,945	311,359
Glenveagh Properties PLC (a)(c)		243,350	213,870
Grafton Group PLC unit		32,648	330,289
Green REIT PLC		79,320	168,615
Greencore Group PLC		38,616	116,249
Hibernia (REIT) PLC		166,522	259,268
Irish Residential Properties REIT PLC		74,222	145,361
James Hardie Industries PLC CDI		56,850	976,354
Kerry Group PLC Class A		20,386	2,464,637
Kingspan Group PLC (Ireland)		21,369	1,107,274
Origin Enterprises PLC		17,170	90,004
Paddy Power Betfair PLC (Ireland)		11,093	1,145,897
Permanent Tsb Group Hld PLC (a)		637	841
Smurfit Kappa Group PLC		30,636	1,021,633
United Drug PLC (United Kingdom)		29,853	298,920

TOTAL IRELAND			14,792,319

Isle of Man - 0.1%
Gaming VC Holdings SA		76,734	884,637
NEPI Rockcastle PLC		50,168	436,590
Playtech Ltd.		30,602	155,667
Redefine International PLC		85,601	143,705

TOTAL ISLE OF MAN			1,620,599

Israel - 0.5%
Airport City Ltd. (a)		7,556	142,568
Alony Hetz Properties & Investments Ltd.		23,143	333,902
Amot Investments Ltd.		28,138	197,995
Azrieli Group		5,607	431,926
Bank Hapoalim BM (Reg.)		138,503	1,107,804
Bank Leumi le-Israel BM		193,951	1,412,074
Bezeq The Israel Telecommunication Corp. Ltd.		327,943	216,430
Caesarstone Sdot-Yam Ltd.		4,697	79,332
Cellcom Israel Ltd. (Israel) (a)		5,937	15,161
Check Point Software Technologies Ltd. (a)		15,317	1,721,784
Clal Insurance Enterprises Holdings Ltd. (a)		9,526	147,034
CyberArk Software Ltd. (a)		4,707	478,137
Delek Group Ltd.		317	39,575
Elbit Systems Ltd. (Israel)		3,129	512,703
Electra Israel Ltd.		383	135,728
Equital Ltd. (a)		686	19,892
Fattal Holdings 1998 Ltd.		820	121,844
First International Bank of Israel		6,983	191,651
Formula Systems (1985) Ltd.		1,804	120,285
Gazit-Globe Ltd.		18,453	186,025
Harel Insurance Investments and Financial Services Ltd.		9,721	77,642
Hilan Ltd.		3,519	155,659
Israel Chemicals Ltd.		90,474	401,742
Israel Corp. Ltd. (Class A) (a)		429	81,797
Israel Discount Bank Ltd. (Class A)		171,599	783,879
Ituran Location & Control Ltd.		1,134	27,817
Jerusalem Economy Ltd. (a)		34,641	147,825
Kornit Digital Ltd. (a)(b)		8,123	276,101
Matrix IT Ltd.		7,364	135,289
Melisron Ltd.		1,481	89,672
Migdal Insurance & Financial Holdings Ltd.		78,960	81,930
Mizrahi Tefahot Bank Ltd.		19,561	485,078
NICE Systems Ltd. (a)		8,188	1,294,487
Nova Measuring Instruments Ltd. (a)		3,120	104,724
Oil Refineries Ltd.		140,105	71,872
Partner Communications Co. Ltd. (a)		31,298	141,018
Paz Oil Co. Ltd.		2,284	349,879
Plus500 Ltd.		16,898	175,111
Radware Ltd. (a)		17,898	403,779
Reit 1 Ltd.		23,695	149,924
Shapir Engineering and Industry Ltd.		23,028	114,145
Shikun & Binui Ltd.		20,523	81,523
Shufersal Ltd.		14,878	100,511
Strauss Group Ltd.		3,837	116,162
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)		148,503	1,210,299
The Phoenix Holdings Ltd.		16,773	102,177
Tower Semiconductor Ltd. (a)		18,431	406,330
UroGen Pharma Ltd. (a)(b)		5,168	116,952
Wix.com Ltd. (a)		6,156	751,463

TOTAL ISRAEL			16,046,637

Italy - 1.4%
A2A SpA		238,301	478,133
ACEA SpA		9,720	193,398
Amplifon SpA		16,436	412,816
Ascopiave SpA		12,371	51,464
Assicurazioni Generali SpA		129,754	2,630,189
Astm SpA (b)		3,916	123,426
Atlantia SpA		63,310	1,563,298
Autogrill SpA		25,966	256,440
Azimut Holding SpA		18,353	377,041
Banca Farmafactoring SpA (c)		51,083	309,363
Banca Generali SpA		5,954	194,168
Banca IFIS SpA		642	10,884
Banca Mediolanum S.p.A.		16,321	139,889
Banca Monte dei Paschi di Siena SpA (a)(b)		44,273	71,252
Banca Popolare dell'Emilia Romagna		53,495	239,070
Banca Popolare di Sondrio SCARL		129,726	259,128
Banco BPM SpA (a)		201,129	456,938
Biesse SpA		462	5,781
Brembo SpA (b)		15,607	165,971
Brunello Cucinelli SpA		5,050	158,154
Buzzi Unicem SpA		5,507	132,912
Cerved Information Solutions SpA		25,608	249,048
Compagnie Industriali Riunite SpA (CIR)		71,481	73,584
Credito Emiliano SpA		3,458	19,978
Credito Valtellinese SC (a)		328,946	22,416
Danieli & C. Officine Meccaniche SpA		1,400	24,171
Datalogic SpA		613	9,483
Davide Campari-Milano SpA		78,579	719,956
De Longhi SpA		7,954	146,373
DiaSorin S.p.A.		3,701	416,900
Dovalue SpA (c)		10,191	120,480
Enav SpA (c)		62,425	363,430
Enel SpA		1,048,888	8,129,264
Eni SpA		321,760	4,881,419
ERG SpA		15,440	326,668
Falck Renewables SpA		17,619	78,445
Fincantieri SpA		23,908	25,198
FinecoBank SpA		81,556	918,690
Hera SpA		98,568	421,922
Immobiliare Grande Distribuzione SpA		903	5,801
Industria Macchine Automatiche SpA (IMA)		2,444	166,273
Infrastrutture Wireless Italiane SpA (c)		30,394	311,866
Interpump Group SpA		9,371	256,688
Intesa Sanpaolo SpA		1,912,425	4,792,205
Iren SpA		69,810	216,604
Italgas SpA		61,082	392,944
Italmobiliare SpA		66	1,763
Juventus Football Club SpA (a)(b)		43,244	67,763
Leonardo SpA		50,453	585,773
Maire Tecnimont SpA		6,337	16,581
MARR SpA		7,134	149,742
Mediaset SpA (a)(b)		72,020	215,348
Mediaset SpA rights 11/6/19 (a)		72,020	1
Mediobanca SpA		64,852	770,308
Moncler SpA		23,525	906,241
OVS (a)(c)		19,908	39,677
Piaggio & C SpA		27,378	86,108
Pirelli & C. SpA (c)		55,511	320,825
Poste Italiane SpA (c)		69,968	849,024
Prysmian SpA		33,634	776,874
Rai Way SpA(c)		3,341	20,606
Recordati SpA		15,024	631,209
Reply SpA		2,647	172,408
Saipem SpA (a)		81,797	370,386
Salini Impregilo SpA (a)		10,586	21,559
Salvatore Ferragamo Italia SpA		11,825	220,906
Saras Raffinerie Sarde SpA		83,647	160,461
Snam Rete Gas SpA		262,273	1,345,560
Societa Cattolica Di Assicurazioni SCRL		13,923	121,354
Societa Iniziative Autostradali e Servizi SpA (SIAS)		6,673	115,283
Tamburi Investment Partners SpA		69,707	498,340
Technogym SpA(c)		26,292	289,716
Telecom Italia SpA (a)		627,057	367,013
Terna SpA		192,936	1,274,735
Tod's SpA		1,925	91,245
UniCredit SpA		263,942	3,346,449
Unione di Banche Italiane SCpA (b)		131,495	399,932
Unipol Gruppo SpA		58,598	326,706
Zignago Vetro SpA		165	1,877

TOTAL ITALY			45,881,294

Japan - 17.3%
77 Bank Ltd.		10,100	159,117
A/S One Corp.		1,900	158,875
ABC-MART, Inc.		3,307	226,746
ACOM Co. Ltd.		111,500	447,967
Activia Properties, Inc.		83	437,918
Adastria Co. Ltd.		3,300	81,163
Adeka Corp.		8,300	118,782
Advance Residence Investment Corp.		175	581,538
Advantest Corp.		27,459	1,249,618
Aeon (REIT) Investment Corp.		222	319,194
AEON Co. Ltd.		85,825	1,726,830
Aeon Delight Co. Ltd.		1,800	62,686
AEON Financial Service Co. Ltd.		15,999	243,831
AEON MALL Co. Ltd.		27,300	436,774
Agc, Inc.		28,063	986,698
Ai Holdings Corp.		1,200	21,748
Aica Kogyo Co. Ltd.		5,100	161,964
Aichi Steel Corp.		100	3,255
Aida Engineering Ltd.		3,500	29,792
Aiful Corp. (a)		52,700	122,704
Ain Holdings, Inc.		3,800	217,433
Air Water, Inc.		22,600	423,094
Aisin Seiki Co. Ltd.		23,300	929,899
Ajinomoto Co., Inc.		55,725	1,059,454
Akita Bank Ltd.		11,700	238,726
Alfresa Holdings Corp.		24,939	556,859
All Nippon Airways Ltd.		17,441	598,897
Alps Electric Co. Ltd.		23,198	497,333
Amada Holdings Co. Ltd.		40,300	458,941
Amano Corp.		6,300	186,270
AnGes MG, Inc. (a)(b)		18,200	118,861
Anicom Holdings, Inc.		4,000	147,049
Anritsu Corp. (b)		17,300	329,916
Aoki International Co. Ltd.		200	2,035
Aoyama Trading Co. Ltd.		5,000	87,973
Aozora Bank Ltd.		12,500	320,730
ARCS Co. Ltd.		3,900	78,261
Ariake Japan Co. Ltd.		2,100	163,018
Aruhi Corp. (b)		5,600	125,899
Asahi Diamond Industrial Co. Ltd.		4,700	29,240
Asahi Group Holdings		47,059	2,356,595
Asahi Holdings, Inc.		1,700	39,577
ASAHI INTECC Co. Ltd.		29,060	799,597
Asahi Kasei Corp.		168,600	1,871,687
Asics Corp.		19,200	329,632
ASKUL Corp.		600	16,482
Astellas Pharma, Inc.		248,503	4,264,981
Atom Corp.		47,400	437,401
Autobacs Seven Co. Ltd.		16,300	269,083
Avex, Inc.		200	2,433
Axial Retailing, Inc.		1,300	50,258
Azbil Corp.		25,100	698,463
Bandai Namco Holdings, Inc.		25,900	1,592,570
Bank of Kyoto Ltd.		8,300	328,519
Bank of Nagoya Ltd.		100	2,953
Bank of The Ryukyus Ltd.		2,700	29,370
BayCurrent Consulting, Inc.		2,800	141,164
Belc Co. Ltd.		800	38,477
Belluna Co. Ltd.		1,500	9,806
Benefit One, Inc.		14,300	289,467
Benesse Holdings, Inc.		10,300	275,729
Bic Camera, Inc.		54,700	597,219
BML, Inc.		1,600	46,934
Bridgestone Corp.		73,358	3,048,019
Brother Industries Ltd.		27,100	509,318
Bunka Shutter Co. Ltd.		300	2,604
Calbee, Inc.		11,200	374,368
Canon Marketing Japan, Inc.		9,800	207,346
Canon, Inc.		131,743	3,614,991
Capcom Co. Ltd.		14,300	337,532
Casio Computer Co. Ltd.		35,700	579,539
Cawachi Ltd.		200	4,080
Central Glass Co. Ltd.		2,800	67,490
Central Japan Railway Co.		18,555	3,806,262
Chiba Bank Ltd.		86,200	468,527
Chiyoda Co. Ltd.		100	1,482
Chiyoda Corp. (a)		17,700	45,767
Chofu Seisakusho Co. Ltd.		100	2,315
Chubu Electric Power Co., Inc.		86,216	1,293,434
Chudenko Corp.		600	13,832
Chugai Pharmaceutical Co. Ltd.		29,100	2,448,934
Chugoku Electric Power Co., Inc.		41,600	554,186
Chugoku Marine Paints Ltd.		5,400	52,209
Citizen Watch Co. Ltd.		88,800	472,110
CKD Corp.		2,665	37,414
Coca-Cola West Co. Ltd.		20,450	464,298
cocokara fine HOLDINGS, Inc.		3,600	198,499
COLOPL, Inc. (b)		8,400	109,777
Colowide Co. Ltd.		4,100	79,501
Comforia Residential REIT, Inc.		57	185,671
COMSYS Holdings Corp.		15,700	463,168
Concordia Financial Group Ltd.		151,500	617,807
Cookpad, Inc. (a)		500	1,505
Cosmo Energy Holdings Co. Ltd.		5,600	119,753
Cosmos Pharmaceutical Corp.		1,700	351,069
Create Restaurants Holdings, Inc.		9,500	163,135
Create SD Holdings Co. Ltd.		1,800	44,597
Credit Saison Co. Ltd.		29,101	421,404
CyberAgent, Inc.		14,300	464,773
CYBERDYNE, Inc. (a)		7,900	50,862
Dai Nippon Printing Co. Ltd.		34,800	929,456
Dai-ichi Mutual Life Insurance Co.		140,099	2,283,532
Daibiru Corp.		200	2,221
Daicel Chemical Industries Ltd.		29,021	259,432
Daido Metal Co. Ltd.		400	2,537
Daido Steel Co. Ltd.		7,100	309,830
Daifuku Co. Ltd.		13,700	726,946
Daihen Corp.		1,600	50,144
Daiho Corp.		200	5,651
Daiichi Sankyo Kabushiki Kaisha		73,700	4,846,055
Daiichikosho Co. Ltd.		6,900	328,008
Daikin Industries Ltd.		32,468	4,544,210
DaikyoNishikawa Corp.		1,600	12,292
Dainippon Sumitomo Pharma Co. Ltd.		17,300	301,940
Daio Paper Corp.		6,000	79,978
Daiseki Co. Ltd.		12,400	360,210
Daishi Hokuetsu Financial Group, Inc.		8,242	208,869
Daito Trust Construction Co. Ltd.		9,544	1,264,775
Daiwa House Industry Co. Ltd.		72,144	2,483,565
Daiwa House REIT Investment Corp.		220	640,597
Daiwa Office Investment Corp.		44	350,548
Daiwa Securities Group, Inc.		215,200	967,282
Daiwabo Holdings Co. Ltd.		3,500	152,936
DCM Japan Holdings Co. Ltd.		35,500	351,421
DeNA Co. Ltd.		17,100	291,483
Denki Kagaku Kogyo KK		11,300	326,103
DENSO Corp.		56,222	2,610,383
Dentsu, Inc.		27,900	997,419
Descente Ltd.		4,000	51,271
Dexerials Corp.		1,700	15,007
Dic Corp.		7,800	223,432
Digital Arts, Inc.		1,000	58,718
Digital Garage, Inc.		6,400	209,502
Dip Corp.		6,600	179,152
Disco Corp.		3,500	763,831
Dmg Mori Co. Ltd.		13,500	218,567
Doshisha Co. Ltd.		100	1,585
Doutor Nichires Holdings Co., Ltd.		500	10,012
Dowa Holdings Co. Ltd.		9,800	338,337
DTS Corp.		3,000	63,535
Duskin Co. Ltd.		10,500	279,004
Dydo Group Holdings, Inc.		100	4,169
Eagle Industry Co. Ltd.		300	3,013
Earth Corp.		700	36,947
East Japan Railway Co.		38,610	3,505,056
Ebara Corp.		13,600	402,374
EDION Corp.		27,800	276,280
Ehime Bank Ltd.		2,400	25,369
Eiken Chemical Co. Ltd.		2,800	45,184
Eisai Co. Ltd.		32,100	2,323,687
Eizo Corp.		600	22,315
Elecom Co. Ltd.		5,800	225,221
Electric Power Development Co. Ltd.		17,200	417,623
en-japan, Inc.		7,300	308,978
EPS Co. Ltd.		2,000	24,388
euglena Co. Ltd. (a)		21,100	178,891
Exedy Corp.		1,200	28,266
Ezaki Glico Co. Ltd.		5,400	250,579
FamilyMart Co. Ltd.		32,308	801,439
Fancl Corp.		9,300	262,809
Fanuc Corp.		25,185	4,967,724
Fast Retailing Co. Ltd.		7,536	4,647,392
FCC Co. Ltd.		3,000	62,071
Ferrotec Holdings Corp.		2,700	26,779
Financial Products Group Co. Ltd.		4,200	42,567
Foster Electric Co. Ltd.		1,100	19,666
FP Corp.		3,800	235,934
Frontier Real Estate Investment Corp.		58	258,935
Fuji Corp.		4,800	79,705
Fuji Electric Co. Ltd.		15,800	502,150
Fuji Kyuko Co. Ltd.		4,000	159,810
Fuji Oil Holdings, Inc.		5,600	168,423
Fuji Seal International, Inc.		5,000	124,199
Fuji Soft ABC, Inc.		3,200	139,395
Fujicco Co. Ltd.		100	1,821
Fujifilm Holdings Corp.		47,800	2,098,527
Fujikura Ltd.		15,800	73,313
Fujimi, Inc.		200	5,213
Fujimori Kogyo Co. Ltd.		400	14,142
Fujitec Co. Ltd.		4,200	61,099
Fujitsu General Ltd.		5,500	99,279
Fujitsu Ltd.		25,442	2,254,900
Fukuoka (REIT) Investment Fund		104	178,421
Fukuoka Financial Group, Inc.		25,812	497,587
Fukushima Industries Corp.		100	3,137
Fukuyama Transporting Co. Ltd.		5,600	200,870
Funai Soken Holdings, Inc.		6,900	166,248
Furukawa Co. Ltd.		600	8,595
Furukawa Electric Co. Ltd.		13,100	366,163
Fuso Chemical Co. Ltd.		300	7,743
Futaba Corp.		3,900	50,163
Futaba Industrial Co. Ltd.		700	4,949
Fuyo General Lease Co. Ltd.		4,700	306,340
G-Tekt Corp.		1,300	22,412
Global One Real Estate Investment Corp.		131	177,649
Glory Ltd.		6,200	182,544
GLP J-REIT		392	511,376
GMO Internet, Inc.		13,300	223,504
GMO Payment Gateway, Inc.		5,600	412,715
GNI Group Ltd. (a)		6,500	102,246
Goldcrest Co. Ltd.		300	6,197
GOLDWIN, Inc.		2,000	153,140
GREE, Inc.		3,400	16,143
GS Yuasa Corp.		16,300	297,154
Gulliver International Co. Ltd.		400	1,691
GungHo Online Entertainment, Inc.		7,900	171,101
Gunma Bank Ltd.		43,300	145,711
Gunze Ltd.		700	30,458
Gurunavi, Inc.		100	879
H.I.S. Co. Ltd.		2,300	59,687
H2O Retailing Corp.		8,600	97,537
Hakuhodo DY Holdings, Inc.		36,400	543,187
Hamakyorex Co. Ltd.		4,000	136,483
Hamamatsu Photonics K.K.		25,200	978,498
Hankyu Hanshin Holdings, Inc.		28,200	1,128,480
Hankyu REIT, Inc.		82	139,522
Hanwa Co. Ltd.		11,900	346,689
Harmonic Drive Systems, Inc.		4,000	185,507
Haseko Corp.		33,000	425,845
Hazama Ando Corp.		62,800	486,581
Heiwa Corp.		9,700	199,652
Heiwa Real Estate (REIT), Inc.		141	186,256
Heiwa Real Estate Co. Ltd.		1,700	41,002
Heiwado Co. Ltd.		1,800	33,347
Hiday Hidaka Corp.		2,376	46,460
Hikari Tsushin, Inc.		2,500	547,992
Hino Motors Ltd.		60,900	575,768
Hirata Corp.		1,300	91,202
Hirose Electric Co. Ltd.		4,855	611,585
Hiroshima Bank Ltd.		14,400	73,402
Hisamitsu Pharmaceutical Co., Inc.		6,600	307,159
Hitachi Capital Corp.		13,800	309,233
Hitachi Chemical Co. Ltd.		12,400	408,205
Hitachi Construction Machinery Co. Ltd.		14,200	366,533
Hitachi High-Technologies Corp.		9,300	578,607
Hitachi Ltd.		127,676	4,765,183
Hitachi Metals Ltd.		28,100	352,664
Hitachi Transport System Ltd.		7,500	213,471
Hitachi Zosen Corp.		32,900	111,172
Hogy Medical Co. Ltd.		3,300	110,121
Hokkaido Electric Power Co., Inc.		16,000	83,977
Hokuetsu Kishu Paper Co. Ltd.		9,200	46,854
Hokuhoku Financial Group, Inc.		31,100	304,215
Hokuriku Electric Power Co., Inc. (a)		20,600	146,821
Hokuto Corp.		100	1,799
Honda Motor Co. Ltd.		211,472	5,721,162
Horiba Ltd.		5,500	371,145
Hoshino Resorts REIT, Inc.		13	71,027
Hoshizaki Corp.		8,100	688,519
Hosiden Corp.		1,800	18,909
House Foods Group, Inc.		7,700	291,848
Hoya Corp.		49,418	4,367,426
Hulic (REIT), Inc.		128	244,186
Hulic Co. Ltd.		37,300	404,957
Hyakujushi Bank Ltd.		700	14,547
Ibiden Co. Ltd.		22,000	507,997
IBJ Leasing Co. Ltd.		1,600	45,064
Ichibanya Co. Ltd.		100	4,675
Ichigo Real Estate Investment Corp.		115	117,839
Ichigo, Inc.		58,800	234,194
Idec Corp.		3,200	65,000
Idemitsu Kosan Co. Ltd.		28,700	843,644
IHI Corp.		22,272	548,852
Iida Group Holdings Co. Ltd.		31,600	526,365
Inaba Denki Sangyo Co. Ltd.		4,400	202,130
Inabata & Co. Ltd.		1,000	13,092
Industrial & Infrastructure Fund Investment Corp.		207	324,081
Ines Corp.		3,700	41,628
Infocom Corp.		4,900	102,226
Infomart Corp.		10,000	150,557
INPEX Corp.		138,000	1,275,739
Internet Initiative Japan, Inc.		1,600	37,939
Invesco Office J-REIT, Inc.		2,458	496,237
Invincible Investment Corp.		742	468,539
Iriso Electronics Co. Ltd.		3,900	192,825
Iseki & Co. Ltd.		100	1,521
Isetan Mitsukoshi Holdings Ltd.		32,671	260,557
Istyle, Inc. (a)		1,300	8,926
Isuzu Motors Ltd.		74,068	860,663
IT Holdings Corp.		9,300	563,892
ITO EN Ltd.		10,660	519,589
Itochu Corp.		173,450	3,626,472
Itochu Enex Co. Ltd.		300	2,507
ITOCHU Techno-Solutions Corp.		12,112	326,186
Itoham Yonekyu Holdings, Inc.		10,100	65,100
Iwatani Corp.		9,900	343,301
Iyo Bank Ltd.		67,700	357,710
Izumi Co. Ltd.		5,700	214,425
J Trust Co. Ltd.		7,200	25,871
J. Front Retailing Co. Ltd.		34,300	436,155
JACCS Co. Ltd.		200	4,514
JAFCO Co. Ltd.		5,200	195,322
Japan Airlines Co. Ltd.		19,200	598,312
Japan Airport Terminal Co. Ltd.		7,000	345,776
Japan Aviation Electronics Industry Ltd.		20,000	372,576
Japan Display, Inc. (a)(b)		24,400	14,256
Japan Elevator Service Holdings Co. Ltd.		4,200	113,599
Japan Excellent, Inc.		163	279,475
Japan Exchange Group, Inc.		69,200	1,142,389
Japan Hotel REIT Investment Corp.		615	510,110
Japan Lifeline Co. Ltd.		10,200	157,233
Japan Logistics Fund, Inc.		99	251,697
Japan Material Co. Ltd.		9,400	131,576
Japan Petroleum Exploration Co. Ltd.		8,200	209,655
Japan Post Bank Co. Ltd.		46,434	461,903
Japan Post Holdings Co. Ltd.		210,038	1,927,988
Japan Prime Realty Investment Corp.		88	422,926
Japan Real Estate Investment Corp.		168	1,146,736
Japan Rental Housing Investment, Inc.		235	225,439
Japan Retail Fund Investment Corp.		320	745,877
Japan Securities Finance Co. Ltd.		500	2,406
Japan Steel Works Ltd.		7,600	160,151
Japan Tobacco, Inc.		154,143	3,484,050
Japan Wool Textile Co. Ltd.		400	3,932
JCR Pharmaceuticals Co. Ltd.		1,000	77,059
JEOL Ltd.		2,500	66,257
JFE Holdings, Inc.		66,800	835,511
JGC Corp.		34,242	495,257
JIN Co. Ltd.		1,100	68,726
Joshin Denki Co. Ltd.		1,800	36,092
Joyful Honda Co. Ltd.		10,400	132,161
JSR Corp.		25,800	484,362
JTEKT Corp.		27,000	344,368
Juroku Bank Ltd.		1,300	29,750
Justsystems Corp.		4,400	180,912
JVC KENWOOD Holdings, Inc.		41,700	121,544
JX Holdings, Inc.		427,350	1,997,537
K's Holdings Corp.		33,500	382,748
Kadokawa Corp.		10,000	142,941
Kagome Co. Ltd.		13,800	347,827
Kajima Corp.		61,100	839,671
Kakaku.com, Inc.		17,200	399,382
Kaken Pharmaceutical Co. Ltd.		8,456	414,587
Kameda Seika Co. Ltd.		1,400	62,973
Kamigumi Co. Ltd.		14,700	332,384
Kanamoto Co. Ltd.		1,400	37,428
Kandenko Co. Ltd.		7,800	73,752
Kaneka Corp.		8,300	276,295
Kanematsu Corp.		30,900	376,450
Kansai Electric Power Co., Inc.		96,899	1,130,436
Kansai Mirai Financial Group, Inc.		6,700	43,590
Kansai Paint Co. Ltd.		21,239	511,538
Kanto Denka Kogyo Co. Ltd.		1,000	8,842
Kao Corp.		63,491	5,104,593
Katitas Co. Ltd.		3,000	129,450
Kato Sangyo		1,100	34,917
Kawasaki Heavy Industries Ltd.		22,200	532,763
Kawasaki Kisen Kaisha Ltd. (a)		12,700	188,975
KDDI Corp.		230,937	6,390,291
Keihan Electric Railway Co., Ltd.		12,700	599,655
Keihin Corp.		1,600	38,036
Keihin Electric Express Railway Co. Ltd.		25,739	512,351
Keio Corp.		13,303	822,970
Keisei Electric Railway Co.		15,906	650,324
Kenedix Office Investment Corp.		50	391,504
Kenedix Residential Investment Corp.		106	217,526
Kenedix Retail REIT Corp.		68	186,646
Kenedix, Inc.		26,000	141,522
Kewpie Corp.		15,000	340,458
Key Coffee, Inc.		17,100	368,542
Keyence Corp.		12,075	7,634,979
KH Neochem Co. Ltd.		5,700	138,806
Kikkoman Corp.		21,400	1,029,397
Kinden Corp.		21,192	318,788
Kintetsu Group Holdings Co. Ltd.		21,953	1,196,569
Kintetsu World Express, Inc.		2,600	42,048
Kirin Holdings Co. Ltd.		108,270	2,296,879
Kisoji Co. Ltd.		300	7,791
Kissei Pharmaceutical Co. Ltd.		1,400	36,067
Kitz Corp.		1,400	9,541
Koa Corp.		1,100	13,823
Kobayashi Pharmaceutical Co. Ltd.		5,800	463,768
Kobe Bussan Co. Ltd. (b)		9,000	266,317
Kobe Steel Ltd.		40,200	216,136
Kohnan Shoji Co. Ltd.		1,400	32,511
Koito Manufacturing Co. Ltd.		15,000	784,698
Kokuyo Co. Ltd.		20,100	294,956
Komatsu Ltd.		119,411	2,795,998
KOMEDA Holdings Co. Ltd.		1,900	36,929
KOMERI Co. Ltd.		4,000	85,721
Komori Corp.		3,300	35,139
Konami Holdings Corp.		12,700	557,515
Konica Minolta, Inc.		66,200	485,895
Konoike Transport Co. Ltd.		500	7,621
Kose Corp.		4,900	868,741
Koshidaka Holdings Co. Ltd.		2,800	40,659
Kotobuki Spirits Co. Ltd.		2,900	199,559
Kubota Corp.		138,410	2,198,402
Kumagai Gumi Co. Ltd.		5,200	160,317
Kumiai Chemical Industry Co. Ltd.		13,800	127,619
Kura Sushi, Inc.		700	29,449
Kurabo Industries Ltd.		300	6,869
Kuraray Co. Ltd.		39,252	466,993
Kureha Chemical Industry Co. Ltd.		1,500	95,871
Kurita Water Industries Ltd.		14,500	417,420
Kusuri No Aoki Holdings Co. Ltd.		3,300	246,105
Kyb Corp. (a)		1,400	44,710
Kyocera Corp.		40,937	2,685,749
Kyoei Steel Ltd.		100	1,821
Kyokuto Kaihatsu Kogyo Co. Ltd.		500	6,701
Kyorin Holdings, Inc.		9,200	161,147
Kyoritsu Maintenance Co. Ltd.		3,100	137,131
Kyowa Exeo Corp.		11,600	295,127
Kyowa Hakko Kirin Co., Ltd.		37,300	686,321
Kyudenko Corp.		9,300	303,893
Kyushu Electric Power Co., Inc.		54,778	547,422
Kyushu Financial Group, Inc.		66,985	270,377
Kyushu Railway Co.		21,700	716,915
LaSalle Logiport REIT		142	211,385
Lasertec Corp.		4,600	330,676
Lawson, Inc.		8,500	468,915
Leopalace21 Corp. (a)(b)		28,500	77,762
LIFE Corp.		100	2,295
LIFULL Co. Ltd.		2,300	13,979
LINE Corp. (a)		7,300	268,545
Lintec Corp.		4,500	94,513
Lion Corp.		31,536	659,968
LIXIL Group Corp.		43,895	816,355
M3, Inc. (b)		62,090	1,487,885
Mabuchi Motor Co. Ltd.		9,500	384,912
Macnica Fuji Electronics Holdings, Inc.		3,700	62,718
Macromill, Inc.		2,100	18,704
Maeda Corp.		15,000	139,212
Maeda Road Construction Co. Ltd.		5,700	122,626
Makino Milling Machine Co. Ltd.		2,000	99,438
Makita Corp.		30,800	1,035,830
Mandom Corp.		10,400	288,204
Mani, Inc.		9,600	253,445
Marubeni Corp.		218,900	1,540,635
Marudai Food Co. Ltd.		200	4,308
Maruha Nichiro Corp.		7,700	199,987
Marui Group Co. Ltd.		23,302	518,012
Maruichi Steel Tube Ltd.		22,000	600,783
Marusan Securities Co. Ltd.		900	4,340
Maruwa Ceramic Co. Ltd.		500	32,582
Matsui Securities Co. Ltd. (b)		13,900	114,483
Matsumotokiyoshi Holdings Co. Ltd.		9,600	338,153
Max Co. Ltd.		1,000	18,346
Maxell Holdings Ltd.		1,500	20,703
Mazda Motor Corp.		65,200	598,557
McDonald's Holdings Co. (Japan) Ltd.		6,428	322,638
MCJ Co. Ltd.		5,900	38,938
MCUBS MidCity Investment Corp.		161	186,722
Mebuki Financial Group, Inc.		151,768	385,584
Medipal Holdings Corp.		20,700	472,944
Megachips Corp.		600	11,357
Megmilk Snow Brand Co. Ltd.		8,500	204,437
Meidensha Corp.		3,400	65,231
Meiji Holdings Co. Ltd.		14,700	1,059,545
Meitec Corp.		2,700	140,752
Menicon Co. Ltd.		1,800	63,691
Mercari, Inc. (a)		10,000	225,466
Micronics Japan Co. Ltd.		100	936
Milbon Co. Ltd.		2,300	125,974
Minebea Mitsumi, Inc.		54,195	1,029,247
Miraca Holdings, Inc.		9,047	213,529
Mirai Corp.		344	202,071
Mirait Holdings Corp.		16,900	271,363
Miroku Jyoho Service Co., Ltd.		3,600	94,888
Misumi Group, Inc.		40,905	1,028,301
Mitsuba Corp.		500	3,155
Mitsubishi Chemical Holdings Corp.		166,057	1,265,558
Mitsubishi Corp.		173,251	4,406,538
Mitsubishi Electric Corp.		239,992	3,428,874
Mitsubishi Estate Co. Ltd.		152,971	2,969,991
Mitsubishi Estate Logistics REIT Investment Corp.		55	179,987
Mitsubishi Gas Chemical Co., Inc.		22,045	310,987
Mitsubishi Heavy Industries Ltd.		41,866	1,694,291
Mitsubishi Logistics Corp.		8,500	215,770
Mitsubishi Materials Corp.		19,600	563,599
Mitsubishi Motors Corp. of Japan		97,234	443,951
Mitsubishi Pencil Co. Ltd.		2,600	41,054
Mitsubishi Shokuhin Co. Ltd.		100	2,536
Mitsubishi Tanabe Pharma Corp.		27,609	330,433
Mitsubishi UFJ Financial Group, Inc.		1,600,539	8,297,656
Mitsubishi UFJ Lease & Finance Co. Ltd.		72,300	443,849
Mitsuboshi Belting Ltd.		500	9,408
Mitsui & Associates Telepark Corp.		300	7,215
Mitsui & Co. Ltd.		212,682	3,652,593
Mitsui Chemicals, Inc.		22,700	539,839
Mitsui Engineering & Shipbuilding Co. (a)		7,000	70,852
Mitsui Fudosan Co. Ltd.		115,740	2,960,958
Mitsui Fudosan Logistics Park, Inc.		57	237,950
Mitsui High-Tec, Inc.		500	8,598
Mitsui Mining & Smelting Co. Ltd.		5,300	148,123
Mitsui OSK Lines Ltd.		23,100	629,210
Mitsui Sugar Co. Ltd.		700	15,221
Mitsui-Soko Co. Ltd.		400	6,486
Miura Co. Ltd.		10,755	324,081
mixi, Inc.		11,200	216,428
Mizuho Financial Group, Inc.		3,108,184	4,825,383
Mizuno Corp.		200	5,231
Mochida Pharmaceutical Co. Ltd.		1,800	71,834
Modec, Inc.		2,600	71,319
Monex Group, Inc.		14,500	35,421
Money Forward, Inc. (a)		2,100	74,984
MonotaRO Co. Ltd.		15,300	462,222
Mori Hills REIT Investment Corp.		179	295,847
Mori Trust Hotel (REIT), Inc.		15	20,356
MORI TRUST Sogo (REIT), Inc.		84	152,790
Morinaga & Co. Ltd.		6,500	321,097
Morinaga Milk Industry Co. Ltd.		6,300	244,933
Morita Holdings Corp.		7,800	130,690
MOS Food Services, Inc.		400	10,117
MS&AD Insurance Group Holdings, Inc.		62,797	2,027,793
Murata Manufacturing Co. Ltd.		75,702	4,121,837
Musashi Seimitsu Industry Co. Ltd.		9,300	129,191
Nabtesco Corp.		14,000	445,687
Nachi-Fujikoshi Corp.		500	23,927
Nagaileben Co. Ltd.		1,400	33,374
Nagase & Co. Ltd.		39,600	598,793
Nagoya Railroad Co. Ltd.		24,716	785,669
Nakanishi, Inc.		9,300	155,052
Nankai Electric Railway Co. Ltd.		24,600	639,279
NEC Corp.		31,200	1,236,475
NEC System Integration & Constuction Ltd.		100	3,156
Net One Systems Co. Ltd.		8,800	237,253
New Hampshire Foods Ltd.		10,613	445,915
Nexon Co. Ltd. (a)		66,700	772,936
NGK Insulators Ltd.		34,500	530,015
NGK Spark Plug Co. Ltd.		25,000	506,845
NHK Spring Co. Ltd.		29,387	240,068
Nichi-iko Pharmaceutical Co. Ltd.		500	5,859
Nichias Corp.		11,100	234,167
Nichicon Corp.		1,700	16,729
Nichiha Corp.		4,100	117,892
Nichiigakkan Co. Ltd.		7,900	133,940
Nichirei Corp.		12,310	282,697
Nidec Corp.		29,345	4,320,341
Nifco, Inc.		8,300	219,086
Nihon Kohden Corp.		16,100	481,675
Nihon M&A Center, Inc.		19,700	598,980
Nihon Parkerizing Co. Ltd.		5,100	59,797
Nihon Unisys Ltd.		8,000	264,076
Nikkiso Co. Ltd.		11,700	126,404
Nikkon Holdings Co. Ltd.		3,200	77,785
Nikon Corp.		46,600	594,164
Nintendo Co. Ltd.		14,488	5,314,017
Nippo Corp.		3,400	69,861
Nippon Accommodations Fund, Inc.		63	396,411
Nippon Building Fund, Inc.		166	1,259,377
Nippon Carbon Co. Ltd. (b)		2,200	84,408
Nippon Ceramic Co. Ltd.		12,100	314,372
Nippon Chemi-con Corp.		500	8,265
Nippon Densetsu Kogyo Co. Ltd.		4,700	101,740
Nippon Electric Glass Co. Ltd.		10,500	236,529
Nippon Express Co. Ltd.		11,766	671,316
Nippon Flour Mills Co. Ltd.		15,000	240,891
Nippon Gas Co. Ltd.		4,200	118,883
Nippon Kayaku Co. Ltd.		21,700	263,726
Nippon Light Metal Holding Co. Ltd.		150,400	292,534
Nippon Paint Holdings Co. Ltd.		20,297	1,105,385
Nippon Paper Industries Co. Ltd.		11,945	205,903
Nippon Prologis REIT, Inc.		259	723,461
Nippon REIT Investment Corp.		62	269,237
Nippon Seiki Co. Ltd.		8,900	137,607
Nippon Sheet Glass Co. Ltd.		9,500	59,521
Nippon Shinyaku Co. Ltd.		5,300	478,148
Nippon Shokubai Co. Ltd.		5,100	314,481
Nippon Signal Co. Ltd.		15,400	177,463
Nippon Soda Co. Ltd.		2,400	63,925
Nippon Steel & Sumikin Bussan Corp.		1,200	50,241
Nippon Steel & Sumitomo Metal Corp.		109,683	1,600,882
Nippon Suisan Kaisha Co. Ltd.		46,900	268,599
Nippon Telegraph & Telephone Corp.		83,632	4,151,736
Nippon Yusen KK		21,800	391,639
Nipro Corp.		10,138	118,874
Nishi-Nippon Financial Holdings, Inc.		8,300	61,505
Nishi-Nippon Railroad Co. Ltd.		21,700	503,492
Nishimatsu Construction Co. Ltd.		6,100	127,007
Nishimatsuya Chain Co. Ltd.		1,000	8,899
Nishio Rent All Co. Ltd.		1,200	32,238
Nissan Chemical Corp.		18,100	743,148
Nissan Motor Co. Ltd.		311,548	1,966,049
Nissan Shatai Co. Ltd.		15,700	144,683
Nissha Co. Ltd.		1,900	19,788
Nisshin Oillio Group Ltd.		800	28,013
Nisshin Seifun Group, Inc.		30,900	612,568
Nisshinbo Holdings, Inc.		13,200	109,900
Nissin Electric Co. Ltd.		14,300	167,407
Nissin Food Holdings Co. Ltd.		7,600	574,076
Nissin Kogyo Co. Ltd.		2,000	40,958
Nitori Holdings Co. Ltd.		10,500	1,598,217
Nitta Corp.		4,800	140,000
Nitto Boseki Co. Ltd.		1,200	36,582
Nitto Denko Corp.		23,442	1,296,945
Nitto Kogyo Corp.		500	10,505
NKSJ Holdings, Inc.		43,519	1,710,561
Noevir Holdings Co. Ltd.		5,800	313,075
NOF Corp.		8,600	290,500
Nojima Co. Ltd.		1,100	19,513
NOK Corp.		18,200	285,068
NOMURA Co. Ltd.		13,900	171,551
Nomura Holdings, Inc.		439,754	1,998,675
Nomura Real Estate Holdings, Inc.		20,700	490,577
Nomura Real Estate Master Fund, Inc.		522	997,834
Nomura Research Institute Ltd.		44,310	940,733
Noritz Corp.		1,500	18,543
North Pacific Bank Ltd.		23,400	50,315
NS Solutions Corp.		3,200	108,794
NSD Co. Ltd.		9,800	302,081
NSK Ltd.		46,400	431,446
NTN Corp. (b)		45,500	141,075
NTT Data Corp.		84,100	1,104,305
NTT DOCOMO, Inc.		171,230	4,694,291
Obara Group, Inc.		800	29,824
Obayashi Corp.		88,100	906,672
OBIC Business Consultants Ltd.		2,500	100,159
OBIC Co. Ltd.		8,441	1,056,857
Odakyu Electric Railway Co. Ltd.		38,100	927,437
Ogaki Kyoritsu Bank Ltd.		14,200	342,504
Ohsho Food Service Corp.		1,600	96,682
Oiles Corp.		100	1,521
Oji Holdings Corp.		147,200	761,060
Okamoto Industries, Inc.		200	7,724
Okamura Corp.		3,200	32,091
Okasan Securities Group, Inc.		13,034	46,026
Oki Electric Industry Co. Ltd.		9,900	132,862
Okuma Corp.		5,400	322,651
Okumura Corp.		7,300	206,777
Olympus Corp.		151,900	2,066,811
OMRON Corp.		24,400	1,427,444
Ono Pharmaceutical Co. Ltd.		53,680	1,011,162
Onward Holdings Co. Ltd.		6,000	34,687
Open House Co. Ltd.		6,800	173,771
Optex Group Co. Ltd.		2,400	36,771
Optorun Co. Ltd.		4,200	126,676
Oracle Corp. Japan		5,300	465,850
Orient Corp.		83,400	121,841
Oriental Land Co. Ltd.		26,034	3,816,609
ORIX Corp.		174,420	2,740,992
ORIX JREIT, Inc.		306	691,902
Osaka Gas Co. Ltd.		56,700	1,108,750
OSG Corp.		7,800	166,838
Otsuka Corp.		14,300	576,547
Otsuka Holdings Co. Ltd.		55,218	2,302,053
Outsourcing, Inc.		9,600	103,334
Pacific Industrial Co. Ltd.		7,600	103,704
Pacific Metals Co. Ltd.		1,400	33,475
PALTAC Corp.		7,300	352,046
Pan Pacific International Hold		61,292	964,819
Panasonic Corp.		287,689	2,417,848
Paramount Bed Holdings Co. Ltd.		5,400	206,480
Park24 Co. Ltd.		17,840	421,318
Penta-Ocean Construction Co. Ltd.		25,800	158,268
Pepper Food Service Co. Ltd.		700	10,626
PeptiDream, Inc. (a)		14,300	717,770
Persol Holdings Co., Ltd.		21,300	409,131
Pigeon Corp.		15,800	771,330
Pilot Corp.		6,800	275,792
Piolax, Inc.		2,600	50,848
PKSHA Technology, Inc. (a)		3,300	127,677
Plenus Co. Ltd.		100	1,736
Pola Orbis Holdings, Inc.		10,989	247,976
Premier Investment Corp.		184	275,826
Press Kogyo Co. Ltd.		8,100	34,356
Pressance Corp.		200	3,268
Prestige International, Inc.		16,000	132,428
Prima Meat Packers Ltd.		1,000	24,712
Raito Kogyo Co. Ltd.		4,000	63,572
Raksul, Inc. (a)		2,200	72,612
Rakus Co. Ltd.		6,200	93,027
Rakuten, Inc.		114,395	1,090,576
Recruit Holdings Co. Ltd.		175,754	5,841,016
Relia, Inc.		10,300	134,480
Relo Group, Inc.		14,300	349,970
Renesas Electronics Corp. (a)		103,755	702,388
Rengo Co. Ltd.		23,400	169,674
Resona Holdings, Inc.		305,900	1,330,226
Resorttrust, Inc.		17,200	274,480
Ricoh Co. Ltd.		94,600	842,471
Ricoh Leasing Co. Ltd.		300	10,110
Ringer Hut Co. Ltd.		100	2,243
Rinnai Corp.		3,961	291,147
Riso Kagaku Corp.		100	1,643
Riso Kyoiku Co. Ltd.		19,500	74,864
ROHM Co. Ltd.		13,200	1,045,820
Rohto Pharmaceutical Co. Ltd.		12,100	363,515
Round One Corp.		13,200	170,209
Royal Holdings Co. Ltd.		12,300	310,629
Ryobi Ltd.		1,500	27,918
Ryohin Keikaku Co. Ltd.		27,830	619,559
S Foods, Inc.		2,000	53,885
Saizeriya Co. Ltd.		1,600	36,327
Sakai Moving Service Co. Ltd.		400	23,882
Sakata INX Corp.		1,600	18,085
Sakata Seed Corp.		3,900	129,197
San-A Co. Ltd.		1,000	47,352
San-Ai Oil Co. Ltd.		2,200	23,032
SanBio Co. Ltd. (a)		4,200	169,255
Sangetsu Corp.		15,000	283,602
Sanken Electric Co. Ltd.		1,800	42,253
Sanki Engineering Co. Ltd.		2,100	25,577
Sankyo Co. Ltd. (Gunma)		3,100	108,493
Sankyo Tateyama, Inc.		400	4,358
Sankyu, Inc.		6,500	330,468
Sanrio Co. Ltd.		6,500	130,320
Santen Pharmaceutical Co. Ltd.		52,160	923,928
Sanwa Holdings Corp.		26,200	306,425
Sanyo Chemical Industries Ltd.		1,600	76,338
Sanyo Special Steel Co. Ltd.		1,200	15,198
Sapporo Breweries Ltd.		15,800	397,340
Sato Holding Corp.		1,700	50,042
Sawai Pharmaceutical Co. Ltd.		8,800	496,557
SBI Holdings, Inc. Japan		34,000	739,444
Screen Holdings Co. Ltd.		6,700	465,142
SCSK Corp.		6,900	351,240
Secom Co. Ltd.		26,633	2,467,905
Sega Sammy Holdings, Inc.		17,319	243,732
Seibu Holdings, Inc.		32,300	570,095
Seikagaku Corp.		2,200	25,050
Seiko Epson Corp.		33,073	467,687
Seiko Holdings Corp.		3,200	78,579
Seino Holdings Co. Ltd.		20,500	263,589
Seiren Co. Ltd.		4,100	50,546
Sekisui Chemical Co. Ltd.		43,700	761,942
Sekisui House (REIT), Inc.		696	642,360
Sekisui House Ltd.		77,280	1,666,495
Sekisui Jushi Corp.		3,100	63,479
SENKO Co. Ltd.		15,800	127,089
Senshu Ikeda Holdings, Inc.		17,690	31,727
Seria Co. Ltd.		5,600	140,761
Seven & i Holdings Co. Ltd.		98,329	3,714,900
Seven Bank Ltd.		68,900	199,752
SG Holdings Co. Ltd.		21,000	520,041
Sharp Corp.		33,300	381,990
Shibuya Corp.		200	5,456
Shiga Bank Ltd. (b)		13,800	332,566
Shikoku Electric Power Co., Inc.		22,900	227,017
Shima Seiki Manufacturing Ltd.		2,800	66,947
Shimachu Co. Ltd.		2,900	78,666
Shimadzu Corp.		33,700	899,996
Shimamura Co. Ltd.		2,400	203,287
SHIMANO, Inc.		9,265	1,542,166
SHIMIZU Corp.		79,100	737,371
Shin-Etsu Chemical Co. Ltd.		47,535	5,300,211
Shinko Electric Industries Co. Ltd.		1,800	17,567
Shinmaywa Industries Ltd.		9,500	117,031
Shinsei Bank Ltd.		27,800	433,395
Shionogi & Co. Ltd.		34,300	2,058,785
Ship Healthcare Holdings, Inc.		6,000	255,731
Shiseido Co. Ltd.		51,955	4,283,583
Shizuoka Bank Ltd.		81,700	620,820
Shizuoka Gas Co. Ltd.		3,800	32,852
SHO-BOND Holdings Co. Ltd.		3,200	124,193
Shochiku Co. Ltd.		800	117,384
Showa Corp.		3,200	66,863
Showa Denko K.K.		14,982	420,349
Showa Sangyo Co. Ltd.		200	5,809
Siix Corp.		1,400	21,226
Sintokogio Ltd.		600	5,788
SKY Perfect JSAT Holdings, Inc.		3,000	12,390
Skylark Co. Ltd.		35,200	638,884
SMC Corp.		7,467	3,226,052
SMS Co., Ltd.		9,400	230,457
Sodick Co. Ltd.		600	5,189
SoftBank Corp.		215,100	2,950,595
SoftBank Corp.		217,302	8,358,829
Sohgo Security Services Co., Ltd.		9,200	499,724
Sojitz Corp.		126,900	399,423
Solasto Corp.		11,200	127,475
Sony Corp.		166,705	10,147,192
Sony Financial Holdings, Inc.		22,400	481,901
Sosei Group Corp. (a)		9,512	222,559
Sotetsu Holdings, Inc.		5,500	146,137
Square Enix Holdings Co. Ltd.		10,800	513,953
St. Marc Holdings Co. Ltd.		100	2,231
Stanley Electric Co. Ltd.		16,539	457,688
Star Micronics Co. Ltd.		2,800	42,956
Starts Corp., Inc.		500	12,895
Subaru Corp.		81,225	2,327,707
Sugi Holdings Co. Ltd.		3,400	188,725
Sumco Corp.		31,600	524,904
Sumitomo Bakelite Co. Ltd.		7,300	302,697
Sumitomo Chemical Co. Ltd.		242,400	1,108,830
Sumitomo Corp.		151,000	2,452,602
Sumitomo Electric Industries Ltd.		107,600	1,475,600
Sumitomo Forestry Co. Ltd.		20,323	294,979
Sumitomo Heavy Industries Ltd.		13,947	433,222
Sumitomo Metal Mining Co. Ltd.		31,000	1,036,941
Sumitomo Mitsui Construction Co. Ltd.		19,960	113,276
Sumitomo Mitsui Financial Group, Inc.		170,833	6,065,118
Sumitomo Mitsui Trust Holdings, Inc.		41,000	1,494,262
Sumitomo Osaka Cement Co. Ltd.		5,003	218,391
Sumitomo Realty & Development Co. Ltd.		44,387	1,611,171
Sumitomo Riko Co. Ltd.		500	4,351
Sumitomo Rubber Industries Ltd.		27,900	369,780
Sumitomo Seika Chemicals Co. Ltd.		100	3,183
Sundrug Co. Ltd.		11,841	391,827
Suntory Beverage & Food Ltd.		18,200	778,065
Sushiro Global Holdings Ltd.		4,700	323,139
Suzuken Co. Ltd.		8,100	432,491
Suzuki Motor Corp.		47,140	2,225,673
Sysmex Corp.		21,700	1,415,883
SystemPro Co. Ltd.		12,100	173,869
T Hasegawa Co. Ltd. (b)		6,900	128,594
T&D Holdings, Inc.		67,900	756,253
Tachi-S Co. Ltd.		1,100	14,610
Tadano Ltd.		11,700	106,052
Taiheiyo Cement Corp.		14,291	404,278
Taikisha Ltd.		1,100	35,583
Taisei Corp.		27,500	1,084,419
Taisho Pharmaceutical Holdings Co. Ltd.		4,500	320,285
Taiyo Holdings Co. Ltd.		500	18,120
Taiyo Nippon Sanso Corp.		14,800	346,464
Taiyo Yuden Co. Ltd.		17,100	452,226
Takara Bio, Inc.		13,200	269,191
Takara Holdings, Inc.		19,969	198,223
Takara Leben Co. Ltd.		300	1,277
Takara Standard Co. Ltd.		1,200	21,046
Takasago International Corp.		100	2,510
Takasago Thermal Engineering Co. Ltd.		500	9,046
Takashimaya Co. Ltd.		19,200	222,874
Takeda Pharmaceutical Co. Ltd.		195,370	7,059,320
Takeuchi Manufacturing Co. Ltd.		1,300	20,314
Takuma Co. Ltd.		11,600	138,039
Tamron Co. Ltd.		300	6,551
TDK Corp.		16,881	1,665,712
TechnoPro Holdings, Inc.		5,500	338,283
TECMO KOEI HOLDINGS CO., LTD.		5,160	119,064
Teijin Ltd.		41,200	825,580
Tekken Corp.		100	2,681
Terumo Corp.		85,600	2,793,704
The Aichi Bank Ltd.		100	3,513
The Aomori Bank Ltd.		1,000	26,746
The Awa Bank Ltd.		2,400	57,155
The Bank of Iwate Ltd.		2,200	57,342
The Bank of Okinawa Ltd.		500	17,074
The Bank of Saga Ltd.		16,500	245,244
The Chugoku Bank Ltd.		10,700	104,559
The Chukyo Bank Ltd.		1,400	28,389
The Hachijuni Bank Ltd.		51,300	220,675
The Hokkoku Bank Ltd.		4,400	123,660
The Hyakugo Bank Ltd.		7,000	22,532
The Keiyo Bank Ltd.		3,000	18,814
The Kiyo Bank Ltd.		19,800	305,498
The Miyazaki Bank Ltd.		2,500	63,978
The Musashino Bank Ltd.		900	15,691
The Nanto Bank Ltd.		500	12,679
The Oita Bank Ltd.		1,000	27,640
The Okinawa Electric Power Co., Inc.		18,287	303,011
The Pack Corp.		300	10,571
The San-In Godo Bank Ltd.		38,600	226,414
The Shikoku Bank Ltd.		5,900	56,236
The Sumitomo Warehouse Co. Ltd.		21,600	292,735
The Suruga Bank Ltd. (a)		7,900	34,335
The Toho Bank Ltd.		9,000	22,031
The Towa Bank Ltd.		1,400	11,887
The Yamagata Bank Ltd.		200	2,822
The Yamanashi Chuo Bank Ltd.		3,400	33,930
THK Co. Ltd.		16,500	474,462
TKC Corp.		1,400	58,976
TKP Corp. (a)		2,100	92,156
Toagosei Co. Ltd.		9,400	104,187
Tobu Railway Co. Ltd.		20,700	690,757
Toc Co. Ltd.		2,400	17,431
Tocalo Co. Ltd.		3,600	35,491
Toda Corp.		49,100	306,705
Toei Co. Ltd.		600	83,084
Toho Co. Ltd.		15,700	634,052
Toho Gas Co. Ltd.		8,700	338,853
Toho Holdings Co. Ltd.		11,800	299,277
Toho Zinc Co. Ltd.		1,000	20,293
Tohoku Electric Power Co., Inc.		70,700	726,639
Tokai Carbon Co. Ltd. (b)		22,800	230,255
TOKAI Holdings Corp.		29,600	290,301
Tokai Rika Co. Ltd.		2,100	40,531
Tokai Tokyo Financial Holdings		9,400	24,511
Token Corp.		200	12,826
Tokio Marine Holdings, Inc.		83,493	4,514,101
Tokushu Tokai Paper Co. Ltd.		400	15,040
Tokuyama Corp.		7,435	198,619
Tokyo Broadcasting System Holding		700	11,162
Tokyo Century Corp.		5,700	263,202
Tokyo Dome Corp.		9,900	87,315
Tokyo Electric Power Co., Inc. (a)		219,428	1,016,203
Tokyo Electron Ltd.		20,223	4,097,151
Tokyo Gas Co. Ltd.		51,835	1,265,346
Tokyo Ohka Kogyo Co. Ltd.		8,600	340,589
Tokyo Seimitsu Co. Ltd.		2,800	89,933
Tokyo Steel Manufacturing Co. Ltd.		18,600	149,743
Tokyo Tatemono Co. Ltd.		29,600	421,134
Tokyo TY Financial Group, Inc.		1,500	21,126
Tokyotokeiba Co. Ltd.		1,200	37,741
Tokyu Construction Co. Ltd.		2,500	19,801
Tokyu Corp.		63,000	1,191,558
Tokyu Fudosan Holdings Corp.		102,900	682,526
Tokyu REIT, Inc.		95	182,964
TOMONY Holdings, Inc.		3,900	13,579
Tomy Co. Ltd.		11,000	119,287
Topcon Corp.		13,760	189,731
Toppan Forms Co. Ltd.		300	2,999
Toppan Printing Co. Ltd.		40,100	741,663
Topre Corp.		2,700	46,852
Topy Industries Ltd.		100	2,044
Toray Industries, Inc.		177,600	1,255,125
TORIDOLL Holdings Corp.		800	18,270
Toshiba Corp.		66,652	2,279,244
Toshiba Machine Co. Ltd.		1,000	22,377
Toshiba Plant Systems & Services Corp.		4,600	89,878
Toshiba Tec Corp.		2,800	100,984
Tosho Co. Ltd.		200	4,085
Tosoh Corp.		29,300	401,191
Totetsu Kogyo Co. Ltd.		14,800	461,404
Toto Ltd.		20,600	841,012
Towa Pharmaceutical Co. Ltd.		2,400	61,543
Toyo Ink South Carolina Holdings Co. Ltd.		2,949	71,873
Toyo Seikan Group Holdings Ltd.		15,200	240,211
Toyo Suisan Kaisha Ltd.		12,736	536,249
Toyo Tire Corp.		20,700	288,729
Toyobo Co. Ltd.		16,800	227,086
Toyoda Gosei Co. Ltd.		11,400	266,700
Toyota Boshoku Corp.		25,600	376,136
Toyota Industries Corp.		18,400	1,104,046
Toyota Motor Corp.		297,592	20,647,196
Toyota Tsusho Corp.		29,749	1,026,297
TPR Co. Ltd.		1,200	21,482
Trancom Co. Ltd.		1,500	98,993
Trans Cosmos, Inc.		2,400	60,375
Trend Micro, Inc.		17,300	873,205
Trusco Nakayama Corp.		3,200	77,373
TS tech Co. Ltd.		4,600	147,326
TSI Holdings Co. Ltd.		5,300	27,682
Tsubaki Nakashima Co. Ltd.		3,400	57,875
Tsubakimoto Chain Co.		1,200	40,999
Tsugami Corp.		4,000	36,955
Tsukui Corp.		600	2,472
Tsumura & Co.		9,484	261,184
Tsuruha Holdings, Inc.		5,600	629,936
TV Asahi Corp.		100	1,562
Uacj Corp.		1,600	29,309
Ube Industries Ltd.		18,900	404,671
Ulvac, Inc.		5,059	221,328
Unicharm Corp.		52,500	1,779,271
Unipres Corp.		9,400	153,744
United Arrows Ltd.		3,200	97,821
United Super Markets Holdings, Inc.		2,500	22,487
United Technology Holdings Co. Ltd.		1,500	37,259
United Urban Investment Corp.		368	742,415
Universal Entertainment Corp.		4,500	150,165
Unizo Holdings Co. Ltd.		3,800	175,266
Ushio, Inc.		17,200	257,051
USS Co. Ltd.		32,800	635,277
V Technology Co. Ltd.		400	23,798
Valor Holdings Co. Ltd.		3,500	59,718
Vector, Inc. (a)		900	8,462
VT Holdings Co. Ltd.		400	1,788
W-Scope Corp.		800	4,904
Wacoal Holdings Corp.		16,200	425,921
Wacom Co. Ltd.		33,400	124,316
Welcia Holdings Co. Ltd.		7,300	419,460
West Japan Railway Co.		20,256	1,760,052
World Co. Ltd.		5,800	133,535
Xebio Holdings Co. Ltd.		500	5,603
YA-MAN Ltd.		1,600	10,350
Yahoo! Japan Corp.		353,065	1,086,988
Yakult Honsha Co. Ltd.		18,400	1,054,499
YAMABIKO Corp.		200	2,270
Yamada Denki Co. Ltd.		74,710	361,109
Yamaguchi Financial Group, Inc.		40,600	284,862
Yamaha Corp.		18,800	875,502
Yamaha Motor Co. Ltd.		41,907	820,243
Yamato Holdings Co. Ltd.		50,300	843,663
Yamato Kogyo Co. Ltd.		2,800	72,637
Yamazaki Baking Co. Ltd.		21,600	368,252
Yamazen Co. Ltd.		36,200	334,228
Yaoko Co. Ltd.		5,300	247,199
Yaskawa Electric Corp.		33,800	1,285,676
Yodogawa Steel Works Ltd.		900	16,994
Yokogawa Bridge Holdings Corp.		2,300	42,106
Yokogawa Electric Corp.		36,112	661,677
Yokohama Reito Co. Ltd.		800	7,936
Yokohama Rubber Co. Ltd.		19,500	435,537
Yondoshi Holdings, Inc.		1,600	38,959
YONEX Co. Ltd.		4,400	23,621
Yoshinoya Holdings Co. Ltd. (b)		23,300	541,802
Yuasa Trading Co. Ltd.		400	12,409
Yume No Machi Souzou Iinkai Co. Ltd.		2,200	20,231
Zenkoku Hosho Co. Ltd.		10,400	434,189
Zenrin Co. Ltd.		6,950	125,868
Zensho Holdings Co. Ltd.		11,700	247,462
Zeon Corp.		22,500	256,313
ZERIA Pharmaceutical Co. Ltd.		2,300	43,346
Zojirushi Thermos		3,600	55,244
Zozo, Inc. (b)		27,700	645,215

TOTAL JAPAN			562,512,950

Korea (South) - 3.0%
ABL Bio, Inc.		4,771	78,274
Advanced Process Systems Corp.		72	1,661
AhnLab, Inc.		84	4,414
AMOREPACIFIC Corp.		4,820	790,778
AMOREPACIFIC Group, Inc.		4,407	318,581
Ananti, Inc. (a)		2,696	26,262
Asiana Airlines, Inc. (a)		10,253	46,697
BGF Retail Co. Ltd.		1,136	172,785
BGFretail Co. Ltd.		304	1,494
BS Financial Group, Inc.		16,547	98,268
Bukwang Pharmaceutical Co. Ltd.		2,078	25,924
Cafe24 Corp. (a)		754	39,237
Celltrion Healthcare Co. Ltd.		5,790	272,607
Celltrion Pharm, Inc. (a)		791	27,036
Celltrion, Inc. (a)		12,436	2,125,285
CHA Biotech Co. Ltd. (a)		13,621	177,495
Cheil Industries, Inc.		13,343	1,140,145
Cheil Worldwide, Inc.		15,438	326,492
Chong Kun Dang Pharmaceutical Corp.		171	13,983
CJ CGV Co. Ltd.		1,440	41,528
CJ CheilJedang Corp.		1,113	217,314
CJ Corp.		2,449	172,434
CJ O Shopping Co. Ltd.		1,578	222,483
Com2uS Corp.		659	55,354
Cosmax, Inc.		2,277	155,459
Daelim Industrial Co.		5,548	431,404
Daesang Corp.		710	13,013
Daewoo Engineering & Construction Co. Ltd. (a)		8,142	30,299
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		3,699	88,975
Daewoong Pharmaceutical Co. Ltd.		322	41,960
Daou Technology, Inc.		10,263	158,730
Db Insurance Co. Ltd.		7,010	302,493
DGB Financial Group Co. Ltd.		9,863	59,248
DIO Corp. (a)		21	754
Dong Suh Companies, Inc.		448	6,699
Dong-A Socio Holdings Co. Ltd.		6	474
Dong-A St. Co. Ltd.		2,127	184,476
Dongbu HiTek Co. Ltd.		1,070	15,543
Dongjin Semichem Co. Ltd.		6,614	94,382
Dongkuk Steel Mill Co. Ltd. (a)		3,645	18,314
Dongwon Industries Co.		9	1,646
Doosan Bobcat, Inc.		10,159	273,444
Doosan Heavy Industries & Construction Co. Ltd. (a)		7,720	40,503
Doosan Infracore Co. Ltd. (a)		8,372	40,419
DOUBLEUGAMES Co. Ltd.		331	13,576
DuzonBizon Co. Ltd.		3,401	213,309
E-Mart Co. Ltd.		4,898	466,660
Ecopro Co. Ltd. (a)		1,658	29,468
Enzychem Lifesciences Corp. (a)		2,340	127,968
EO Technics Co. Ltd.		2,231	183,583
F&F Co. Ltd.		1,163	99,874
Fila Korea Ltd.		5,295	260,612
Foosung Co. Ltd. (a)		10,749	77,521
G-treeBNT Co. Ltd. (a)		987	19,440
GemVax & Kael Co. Ltd. (a)		176	3,918
Genexine Co. Ltd. (a)		932	44,757
Grand Korea Leisure Co. Ltd.		2,509	45,558
Green Cross Corp.		278	30,525
Green Cross Holdings Corp.		16,302	289,742
GS Engineering & Construction Corp.		5,979	157,868
GS Holdings Corp.		9,594	407,029
GS Retail Co. Ltd.		2,417	78,998
Halla Holdings Corp.		157	5,601
Hana Financial Group, Inc.		45,487	1,309,856
Hana Tour Service, Inc.		861	35,719
HanAll BioPharma Co. Ltd. (a)		5,195	147,599
Handsome Co. Ltd.		2,565	64,000
Hanjin Kal Corp.		5,719	148,071
Hankook Technology Group Co. Lt		144	1,637
Hankook Tire Co. Ltd.		8,565	227,246
Hanmi Pharm Co. Ltd.		799	227,693
Hanmi Science Co. Ltd.		673	25,073
Hanon Systems		19,096	189,281
Hansae Co. Ltd.		90	1,392
Hansol Chemical Co. Ltd.		1,913	153,329
Hanssem Co. Ltd.		1,856	100,548
Hanwha Aerospace Co. Ltd. (a)		4,203	135,756
Hanwha Chemical Corp.		16,477	230,198
Hanwha Corp.		11,895	241,399
Hanwha Life Insurance Co. Ltd.		48,251	91,943
HDC Hyundai Development Co.		2,195	58,050
Hite Jinro Co. Ltd.		2,113	51,367
HLB Life Science Co. Ltd. (a)		9,430	265,103
HLB, Inc. (a)		4,387	629,772
Hotel Shilla Co.		3,456	228,866
Huchems Fine Chemical Corp.		136	2,568
HUGEL, Inc. (a)		317	98,869
Hyosung Advanced Materials Co. (a)		92	8,608
Hyosung Chemical Co. Ltd.		66	9,334
Hyosung Corp.		1,924	135,962
Hyosung Heavy Industries Co. Ltd. (a)		193	4,667
Hyosung TNC Co. Ltd.		89	12,206
Hyundai Construction Equipment Co. Ltd.		348	8,296
Hyundai Department Store Co. Ltd.		1,315	83,038
Hyundai Electric & Energy System Co. Ltd.		108	987
Hyundai Elevator Co. Ltd.		3,186	200,641
Hyundai Engineering & Construction Co. Ltd.		14,330	525,915
Hyundai Fire & Marine Insurance Co. Ltd.		6,284	135,583
Hyundai Glovis Co. Ltd.		3,184	410,825
Hyundai Greenfood Co. Ltd.		1,111	10,633
Hyundai Heavy Industries Co. Ltd. (a)		5,639	587,853
Hyundai Home Shopping Network Corp.		100	7,220
Hyundai Industrial Development & Construction Co.		972	9,842
Hyundai Merchant Marine Co. Ltd. (a)		17,796	50,105
Hyundai Mipo Dockyard Co. Ltd.		2,611	96,940
Hyundai Mobis		9,069	1,844,348
Hyundai Motor Co.		16,567	1,727,071
Hyundai Robotics Co. Ltd.		1,874	546,848
Hyundai Rotem Co. Ltd. (a)		12,871	177,070
Hyundai Steel Co.		8,835	240,071
Hyundai Wia Corp.		1,099	48,081
Iljin Materials Co. Ltd. (a)		2,130	71,528
Illinois-Yang Pharmaceutical Co. Ltd. (a)		16,313	303,876
Industrial Bank of Korea		28,276	285,106
ING Life Insurance Korea Ltd. (c)		2,082	49,813
INNOCEAN Worldwide, Inc.		2,226	122,114
iNtRON Biotechnology, Inc.		1,996	22,087
IS Dongseo Co. Ltd.		24	655
JB Financial Group Co. Ltd.		11,115	50,717
Jeil Pharmaceutical Co. Ltd.		60	1,782
Jenax, Inc. (a)		1,126	3,820
JW Holdings Corp.		120	640
JW Pharmaceutical Corp.		104	2,573
JYP Entertainment Corp.		3,048	58,340
Kakao Corp.		7,214	872,246
Kangwon Land, Inc.		16,003	428,692
KB Financial Group, Inc.		52,505	1,879,102
KCC Corp.		1,383	267,077
KEPCO Plant Service & Engineering Co. Ltd.		1,160	32,313
Kia Motors Corp.		34,678	1,260,840
Kiwoom Securities Co. Ltd.		1,279	75,628
KMW Co. Ltd. (a)		4,850	222,133
Koh Young Technology, Inc.		946	76,065
Kolmar Korea Co. Ltd.		3,686	151,655
Kolon Industries, Inc.		569	22,973
Komipharm International Co. Ltd. (a)		2,855	34,154
Korea Aerospace Industries Ltd.		12,702	412,441
Korea Electric Power Corp. (a)		36,916	802,291
Korea Electric Terminal Co. Ltd.		40	1,576
Korea Express Co. Ltd. (a)		2,975	400,382
Korea Gas Corp.		4,969	166,866
Korea Investment Holdings Co. Ltd.		9,126	528,709
Korea Petro Chemical Industries Co. Ltd.		202	20,540
Korea Real Estate Investment Trust Co.		960	1,813
Korea Zinc Co. Ltd.		1,476	548,003
Korean Air Lines Co. Ltd.		8,893	189,214
Korean Reinsurance Co.		3,067	20,809
KT Skylife Co. Ltd.		136	1,011
KT&G Corp.		15,633	1,335,823
Kumho Petro Chemical Co. Ltd.		1,976	118,193
Kumho Tire Co., Inc. (a)		6,369	23,021
Kwang Dong Pharmaceutical Co. Ltd.		82,821	486,895
LG Chemical Ltd.		6,319	1,660,351
LG Corp.		15,057	892,903
LG Display Co. Ltd. (a)		25,577	298,062
LG Electronics, Inc.		15,950	911,787
LG Fashion Corp.		1,267	21,274
LG Hausys Ltd.		145	7,372
LG Home Shopping, Inc.		38	4,832
LG Household & Health Care Ltd.		1,316	1,418,004
LG Innotek Co. Ltd.		2,186	226,017
LG International Corp.		1,950	25,910
LG Telecom Ltd.		13,039	149,856
Lotte Chemical Corp.		2,075	402,486
Lotte Confectionery Co. Ltd.		2,279	71,079
Lotte Fine Chemical Co. Ltd.		1,033	39,015
LOTTE Hi-Mart Co. Ltd.		97	2,507
Lotte Samkang Co. Ltd.		1	369
Lotte Shopping Co. Ltd.		1,993	212,023
LS Cable Ltd.		839	34,770
LS Industrial Systems Ltd.		1,241	52,756
Mando Corp.		8,247	252,282
Medipost Co. Ltd. (a)		640	17,719
Medy-Tox, Inc.		639	180,186
Meritz Financial Holdings Co.		10,185	108,352
Meritz Fire & Marine Insurance Co. Ltd.		9,111	144,027
Meritz Securities Co. Ltd.		66,773	257,326
Mezzion Pharma Co. Ltd. (a)		1,409	231,765
Mirae Asset Daewoo Co. Ltd.		52,212	318,994
Mirae Asset Life Insurance Co. Ltd.		883	3,022
Naturecell Co. Ltd. (a)		3,819	34,754
NAVER Corp.		18,637	2,611,718
NCSOFT Corp.		2,289	1,009,258
Netmarble Corp. (a)(c)		4,346	333,853
Nexen Tire Corp.		309	2,471
NHN Entertainment Corp. (a)		450	22,187
Nong Shim Co. Ltd.		835	172,667
Oci Co. Ltd.		1,695	91,102
Orion Corp./Republic of Korea		4,949	448,260
Orion Holdings Corp.		184	2,484
Oscotec, Inc. (a)		5,662	102,568
Osstem Implant Co. Ltd. (a)		3,309	113,242
Ottogi Corp.		370	178,631
Paradise Co. Ltd.		2,531	40,335
Partron Co. Ltd.		892	9,032
Pearl Abyss Corp. (a)		493	91,246
Pharmicell Co. Ltd. (a)		3,798	27,975
Poongsan Corp.		1,184	20,386
POSCO		10,305	1,858,869
POSCO Chemtech Co. Ltd.		2,467	101,291
Posco International Corp.		1,030	16,062
S&T Motiv Co. Ltd.		1,844	71,851
S-Oil Corp.		4,998	425,792
S.M. Entertainment Co. Ltd. (a)		1,057	33,509
S1 Corp.		2,397	191,917
Sam Chun Dang Pharm Co. Ltd.		4,978	142,923
Samlip General Food Co. Ltd.		19	1,492
Samsung Biologics Co. Ltd. (a)(c)		2,316	788,630
Samsung Card Co. Ltd.		10,496	300,900
Samsung Electro-Mechanics Co. Ltd.		6,826	659,100
Samsung Electronics Co. Ltd.		619,829	26,693,710
Samsung Engineering Co. Ltd. (a)		30,934	470,503
Samsung Fire & Marine Insurance Co. Ltd.		4,469	826,751
Samsung Heavy Industries Co. Ltd. (a)		55,009	340,783
Samsung Life Insurance Co. Ltd.		12,708	766,635
Samsung SDI Co. Ltd.		7,565	1,470,608
Samsung SDS Co. Ltd.		5,300	912,552
Samsung Securities Co. Ltd.		13,136	377,145
Samyang Holdings Corp.		20	1,083
Sebang Global Battery Co. Ltd.		44	1,432
Seegene, Inc. (a)		124	2,252
Seoul Semiconductor Co. Ltd.		3,465	39,675
SFA Engineering Corp.		764	27,288
Shinhan Financial Group Co. Ltd.		56,931	2,062,162
Shinsegae Co. Ltd.		732	147,615
Shinsegae International Co. Ltd.		512	86,843
SillaJen, Inc. (a)		5,766	94,844
SK C&C Co. Ltd.		5,208	1,150,371
SK Chemicals Co. Ltd.		563	10,800
SK Chemicals Co. Ltd./New		604	24,360
SK Energy Co. Ltd.		7,846	1,072,691
SK Gas Co. Ltd.		28	2,010
SK Hynix, Inc.		72,024	5,046,585
SK Materials Co., Ltd.		1,092	170,944
SK Networks Co. Ltd.		40,170	199,427
SK Telecom Co. Ltd.		3,079	625,658
SKC Co. Ltd.		1,350	51,160
Soulbrain Co. Ltd.		1,557	100,315
STX Pan Ocean Co. Ltd. (Korea)(a)		27,089	101,732
Taekwang Industrial Co. Ltd.		71	66,554
Telcon Rf Pharmaceutical, Inc. (a)		2,567	14,521
Texcell-NetCom Co. Ltd.		2,112	21,837
Tong Yang Life Insurance Co. Ltd.		381	1,193
Tongyang, Inc.		451	553
Toptec Co. Ltd.		877	6,115
Vieworks Co. Ltd.		36	744
ViroMed Co. Ltd.		2,301	190,326
WONIK IPS Co. Ltd.		5,958	168,768
Woongjin Coway Co. Ltd.		8,384	657,659
Woori Financial Group, Inc. (a)		83,664	840,007
Woori Investment & Securities Co. Ltd.		12,772	132,054
Youngone Corp.		1,963	58,288
Yuhan Corp.		917	175,911
YUNGJIN Pharmaceutical Co. Ltd. (a)		5,131	23,413

TOTAL KOREA (SOUTH)			96,897,196

Liechtenstein - 0.0%
Liechtensteinische Landesbank AG		3,376	222,785
Luxembourg - 0.3%
Adecoagro SA (a)		16,257	96,404
ADO Properties SA (c)		4,442	180,827
Aperam		9,365	238,768
ArcelorMittal SA (Netherlands)		92,843	1,369,937
Aroundtown SA		120,016	1,012,738
B&M European Value Retail SA		107,679	516,502
Eurofins Scientific SA		1,632	826,721
Globant SA (a)		3,922	365,766
Grand City Properties SA		17,880	417,975
Millicom International Cellular SA (depository receipt)		9,355	426,297
PLAY Communications SA (c)		20,585	163,036
Reinet Investments SCA		16,415	308,051
RTL Group SA		4,050	205,793
SAF-Holland SA		3,387	23,912
SES SA (France) (depositary receipt)		52,709	1,021,119
Solutions 30 SE (a)(b)		11,156	118,513
Stabilus SA		5,998	337,489
Subsea 7 SA		28,669	268,105
Tenaris SA		69,505	705,121

TOTAL LUXEMBOURG			8,603,074

Malaysia - 0.5%
AEON Credit Service Bhd		450	1,647
AirAsia Group BHD		165,300	75,470
Alliance Bank Malaysia Bhd		160,900	110,731
AMMB Holdings Bhd		323,800	308,862
Axiata Group Bhd		346,330	355,980
Berjaya Sports Toto Bhd		6,300	3,993
British American Tobacco (Malaysia) Bhd		17,000	76,533
Bumi Armada Bhd (a)		81,700	8,777
Bumiputra-Commerce Holdings Bhd		556,712	698,685
Bursa Malaysia Bhd		59,700	86,374
Cahya Mata Sarawak Bhd		36,300	20,997
Carlsberg Brewery BHD		22,200	147,355
Dialog Group Bhd		406,500	338,246
DiGi.com Bhd		427,800	480,441
Felda Global Ventures Holdings Bhd (a)(c)		123,800	32,528
Fraser & Neave Holdings BHD		13,500	111,643
Gamuda Bhd		183,800	164,353
Genting Bhd		252,500	350,751
Genting Malaysia Bhd		372,300	285,550
Genting Plantations Bhd		5,700	13,510
Hap Seng Consolidated Bhd		132,800	317,145
Hartalega Holdings Bhd		168,700	212,225
Hong Leong Bank Bhd		83,400	343,406
Hong Leong Credit Bhd		34,000	141,696
IGB (REIT)		392,600	179,404
IHH Healthcare Bhd		329,000	448,390
IJM Corp. Bhd		322,200	165,657
Inari Amertron Bhd		536,950	252,407
IOI Corp. Bhd		263,800	275,332
Kossan Rubber Industries Bhd		29,800	29,576
KPJ Healthcare Bhd		198,000	43,568
Kuala Lumpur Kepong Bhd		47,100	244,207
Mah Sing Group Bhd		78,600	14,288
Malayan Banking Bhd		511,884	1,052,655
Malaysia Airports Holdings Bhd		191,300	362,073
Malaysia Building Society Bhd		109,516	22,915
Maxis Bhd		294,200	378,823
MISC Bhd		150,800	300,363
My E.G.Services Bhd		142,050	38,674
Nestle (Malaysia) BHD		16,300	564,110
Petronas Chemicals Group Bhd		378,400	676,055
Petronas Dagangan Bhd		45,700	257,529
Petronas Gas Bhd		106,000	422,227
PPB Group Bhd		68,840	297,808
Press Metal Bhd		193,400	220,048
Public Bank Bhd		418,800	2,032,586
QL Resources Bhd		82,550	143,554
RHB Capital Bhd		285,400	392,596
SapuraKencana Petroleum Bhd		716,100	45,341
Serba Dinamik Holdings BHD		121,800	121,449
Sime Darby Bhd		617,289	334,701
Sime Darby Plantation Bhd		239,889	281,320
Sime Darby Property Bhd		222,889	38,647
SP Setia Bhd		185,461	53,644
Sunway (REIT)		92,800	40,193
Sunway Bhd		67,652	27,500
Telekom Malaysia Bhd		226,700	203,721
Tenaga Nasional Bhd		401,400	1,329,336
TIME dotCom Bhd		29,600	64,586
Top Glove Corp. Bhd		208,600	217,020
UEM Land Holdings Bhd (a)		9,900	1,620
UMW Holdings Bhd		33,700	35,707
UMW Oil & Gas Corp. Bhd (a)		26,254	2,227
UOA Development Bhd		4,200	2,008
Westports Holdings Bhd		100,200	102,504
Yinson Holdings Bhd		93,900	155,088
YTL Corp. Bhd		207,534	43,153

TOTAL MALAYSIA			16,601,508

Malta - 0.0%
Brait SA (a)		18,088	20,493
Kindred Group PLC (depositary receipt)		33,993	246,295

TOTAL MALTA			266,788

Marshall Islands - 0.0%
Seaspan Corp. (b)		13,817	149,776
Mauritius - 0.0%
Golden Agri-Resources Ltd.		818,400	122,843
Mexico - 0.6%
Alfa SA de CV Series A		495,700	429,822
Alsea S.A.B. de CV (a)		93,711	250,006
America Movil S.A.B. de CV Series L		4,362,196	3,455,923
Banco del Bajio SA (c)		126,600	203,953
Bolsa Mexicana de Valores S.A.B. de CV		23,900	52,406
CEMEX S.A.B. de CV unit		2,103,732	790,683
Coca-Cola FEMSA S.A.B. de CV unit		58,600	322,024
Compartamos S.A.B. de CV		74,100	73,420
Concentradora Fibra Danhos SA de CV		52,445	79,118
Concentradora Fibra Hotelera Mexicana SA de CV (c)		47,600	21,627
Controladora Comercial Mexicana S.A.B de C.V. (a)		23,100	31,510
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)		96,200	104,419
Corporacion Inmobiliaria Vesta S.A.B. de CV		32,100	53,549
Credito Real S.A.B. de CV		13,100	16,072
El Puerto de Liverpool S.A.B. Dcv Class C		14,100	71,847
Embotelladoras Arca S.A.B. de CV		60,400	337,441
Fibra Uno Administracion SA de CV		377,635	573,623
Fomento Economico Mexicano S.A.B. de CV unit		256,191	2,273,376
Genomma Lab Internacional SA de CV (a)		58,600	61,870
Gruma S.A.B. de CV Series B		20,815	218,413
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		43,796	459,168
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		29,265	479,887
Grupo Aeroportuario Norte S.A.B. de CV		46,800	324,473
Grupo Bimbo S.A.B. de CV Series A		247,777	460,351
Grupo Carso SA de CV Series A1		95,627	320,140
Grupo Cementos de Chihuahua S.A.B. de CV		14,100	78,818
Grupo Comercial Chedraui S.A.B. de CV		31,400	43,534
Grupo Financiero Banorte S.A.B. de CV Series O		342,119	1,867,413
Grupo Financiero Inbursa S.A.B. de CV Series O		366,700	455,599
Grupo Herdez S.A.B. de CV		18,800	38,320
Grupo Mexico SA de CV Series B		460,917	1,214,081
Grupo Televisa SA de CV		332,770	734,857
Hoteles City Express S.A.B. de CV (a)		29,900	25,926
Industrias Bachoco SA de CV Series B		17,700	79,480
Industrias Penoles SA de CV		18,945	227,342
Infraestructura Energetica Nova S.A.B. de CV		61,733	272,875
Kimberly-Clark de Mexico SA de CV Series A		252,167	508,489
Macquarie Mexican (REIT) (c)		87,950	123,994
Megacable Holdings S.A.B. de CV unit		33,500	137,629
Mexichem S.A.B. de CV		179,028	386,320
Prologis Property Mexico SA		22,300	47,599
Promotora y Operadora de Infraestructura S.A.B. de CV		26,780	247,718
Qualitas Controladora S.A.B. de CV		60,000	258,758
Regional S.A.B. de CV		24,500	130,139
Telesites S.A.B. de C.V. (a)		296,363	193,811
Terrafina		88,971	147,032
Unifin Financiera SAPI de CV		2,000	3,364
Wal-Mart de Mexico SA de CV Series V		684,030	2,052,819

TOTAL MEXICO			20,741,038

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		343,000	342,374
HKT Trust/HKT Ltd. unit		523,000	813,610
Langham Hospitality Investment unit		24,000	6,794

TOTAL MULTI-NATIONAL			1,162,778

Netherlands - 3.3%
Aalberts Industries NV		14,628	588,305
ABN AMRO Group NV GDR (c)		56,867	1,058,543
Accell Group NV		2,287	56,753
Adyen BV (a)(c)		1,365	958,189
AEGON NV		266,387	1,155,677
AerCap Holdings NV (a)		17,373	1,005,549
Airbus Group NV		76,253	10,939,134
Akzo Nobel NV		29,270	2,694,831
Altice Europe NV Class A (a)		68,915	393,528
AMG Advanced Metallurgical Group NV (b)		9,841	241,574
Arcadis NV		10,167	200,705
Argenx SE (a)		4,982	606,654
ASM International NV (Netherlands)		7,674	770,807
ASML Holding NV (Netherlands)		55,758	14,614,986
ASR Nederland NV		22,427	820,671
Basic-Fit NV (a)(c)		5,919	180,880
BE Semiconductor Industries NV		9,450	349,176
Brack Capital Properties NV (a)		281	32,019
Brunel International NV		60	554
CNH Industrial NV		135,312	1,471,105
Constellium NV (a)		20,238	269,773
COSMO Pharmaceuticals NV (a)		427	31,641
CSM NV (exchangeable)		9,520	274,997
Eurocommercial Properties NV (Certificaten Van Aandelen) unit		17,720	565,225
Euronext NV (c)		6,127	493,716
EXOR NV		13,795	1,057,296
Ferrari NV		15,746	2,519,199
Fiat Chrysler Automobiles NV (Italy)		138,416	2,150,140
Flow Traders BV (c)		5,516	129,930
Fugro NV (Certificaten Van Aandelen) (a)		3,080	27,790
Heineken Holding NV		13,871	1,321,166
Heineken NV (Bearer)		32,816	3,347,407
IMCD Group BV		7,397	576,666
ING Groep NV (Certificaten Van Aandelen)		501,871	5,682,934
Intertrust NV (c)		21,727	412,915
InterXion Holding NV (a)(b)		9,387	828,121
Kendrion NV		921	19,537
Koninklijke Ahold Delhaize NV		152,799	3,807,761
Koninklijke BAM Groep NV		52,204	132,283
Koninklijke Boskalis Westminster NV (b)		11,009	241,638
Koninklijke DSM NV		23,529	2,788,201
Koninklijke KPN NV		485,867	1,508,312
Koninklijke Philips Electronics NV		122,057	5,355,143
Koninklijke Volkerwessels NV		3,756	87,133
NN Group NV		37,037	1,411,473
NSI NV		3,499	159,805
NXP Semiconductors NV		37,194	4,228,214
OCI NV (a)		11,437	256,517
Pharming Group NV (a)		50,698	72,319
Philips Lighting NV (c)		19,053	557,595
PostNL NV		82,444	189,233
Prosus NV (a)		63,095	4,350,968
QIAGEN NV (Germany) (a)		31,605	948,552
Randstad NV		16,355	905,470
RHI Magnesita NV		3,536	159,305
SBM Offshore NV		16,198	278,482
Steinhoff International Holdings NV (South Africa) (a)		197,801	12,829
STMicroelectronics NV (France)		89,380	2,028,598
Takeaway.com Holding BV (a)(c)		4,162	338,857
TKH Group NV (depositary receipt)		8,288	423,912
TomTom Group BV		6,809	76,928
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit		18,169	2,809,588
Unilever NV		188,793	11,149,196
VastNed Retail NV		905	27,151
Vopak NV		7,371	404,385
Wereldhave NV		6,566	155,249
Wolters Kluwer NV		35,239	2,594,722
X5 Retail Group NV GDR		16,205	542,589

TOTAL NETHERLANDS			105,850,501

New Zealand - 0.2%
Air New Zealand Ltd.		48,086	87,053
Argosy Property Ltd.		102,887	92,975
Auckland International Airport Ltd.		119,649	713,087
Chorus Ltd.		62,945	214,022
Contact Energy Ltd.		86,921	411,102
Fisher & Paykel Healthcare Corp.		76,123	933,664
Fletcher Building Ltd.		150,049	440,864
Genesis Energy Ltd.		73,498	154,402
Goodman Property Trust		98,744	134,805
Infratil Ltd.		93,057	294,034
Kiwi Property Group Ltd.		148,761	151,579
Mercury Nz Ltd.		97,781	310,942
Meridian Energy Ltd.		180,329	531,554
Metlifecare Ltd.		10,948	33,822
New Zealand Refining Co. Ltd.		2,258	2,965
Precinct Properties New Zealand Ltd.		124,126	144,747
Restaurant Brands NZ Ltd. (a)		2,022	15,445
Ryman Healthcare Group Ltd.		50,885	420,562
Sky Network Television Ltd.		43,709	25,260
SKYCITY Entertainment Group Ltd.		56,805	142,316
Spark New Zealand Ltd.		253,743	727,904
Summerset Group Holdings Ltd.		56,341	237,443
Synlait Milk Ltd. (a)		12,620	76,018
The a2 Milk Co. Ltd. (a)		96,948	804,897
Z Energy Ltd.		41,646	143,011

TOTAL NEW ZEALAND			7,244,473

Norway - 0.5%
Adevinta ASA Class B		10,734	122,559
Akastor ASA (a)		1,713	1,937
Aker ASA (A Shares)		3,330	176,926
Aker Bp ASA		12,753	352,102
Aker Solutions ASA (a)		14,785	34,004
Austevoll Seafood ASA		17,512	176,622
B2Holding ASA		10,356	9,161
Borregaard ASA		15,405	148,168
Det Norske Oljeselskap ASA (DNO) (A Shares)		82,029	99,056
DNB ASA		131,139	2,382,881
Elkem ASA (c)		44,366	105,172
Entra ASA (c)		22,409	335,301
Equinor ASA		131,776	2,437,444
Europris ASA (c)		6,082	16,494
Evry A/S (c)		53,325	208,171
Gjensidige Forsikring ASA		24,768	462,978
Grieg Seafood ASA		4,522	55,369
Kongsberg Automotive ASA (a)		27,567	14,359
Kongsberg Gruppen ASA		12,021	177,515
Leroy Seafood Group ASA		37,685	252,595
Marine Harvest ASA		59,646	1,454,156
Merkantildata ASA		12,111	153,031
NEL ASA (a)		190,206	164,225
Nordic Nanovector ASA (a)		1,041	2,339
Nordic VLSI ASA (a)		8,476	48,250
Norsk Hydro ASA		225,058	795,256
Norway Royal Salmon ASA		138	3,259
Norwegian Air Shuttle A/S (a)		11,304	54,909
Norwegian Finans Holding ASA (a)		19,614	189,397
Ocean Yield ASA		4,258	23,799
Orkla ASA		97,263	934,327
Petroleum Geo-Services ASA (a)		14,562	24,544
Protector Forsikring ASA (a)		1,752	8,840
Salmar ASA		6,443	300,215
Scatec Solar AS (c)		7,878	87,465
Schibsted ASA (B Shares)		10,734	299,744
Skandiabanken ASA (c)		7,051	50,068
SpareBank 1 SR-Bank ASA (primary capital certificate)		21,153	225,420
Sparebanken Midt-Norge		13,816	148,734
Sparebanken Nord-Norge		9,302	72,121
Storebrand ASA (A Shares)		57,110	403,663
Telenor ASA		93,936	1,758,462
TGS Nopec Geophysical Co. ASA		22,176	574,406
Tomra Systems ASA		16,119	433,993
Veidekke ASA		19,046	206,591
Wallenius Wilhelmsen ASA		3,283	7,140
XXL ASA (a)(c)		8,237	16,929
Yara International ASA		23,413	911,198

TOTAL NORWAY			16,921,295

Pakistan - 0.0%
Engro Corp. Ltd.		19,910	37,899
Habib Bank Ltd.		43,900	36,111
Hub Power Co. Ltd.		19,280	8,971
MCB Bank Ltd.		28,400	31,551
National Bank of Pakistan (a)		186,000	42,653
Oil & Gas Development Co. Ltd.		34,300	28,395
Pakistan Oilfields Ltd.		58,850	148,326
Pakistan State Oil Co. Ltd.		66,475	65,821
United Bank Ltd.		39,600	35,020

TOTAL PAKISTAN			434,747

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		209,835	1,035,596
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR		38,820	595,499
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.		339,360	373,289
Aboitiz Power Corp.		140,300	110,361
Alliance Global Group, Inc.		780,700	176,294
Altus San Nicolas Corp. (d)		2,638	269
Ayala Corp.		41,545	702,924
Ayala Land, Inc.		975,400	931,477
Bank of the Philippine Islands (BPI)		91,244	174,200
BDO Unibank, Inc.		236,643	721,384
Bloomberry Resorts Corp.		351,100	69,035
Cebu Air, Inc.		5,790	10,526
Cosco Capital, Inc.		9,000	1,223
D&L Industries, Inc.		313,200	52,401
DMCI Holdings, Inc.		485,800	78,433
DoubleDragon Properties Corp. (a)		7,760	3,093
Filinvest Land, Inc.		24,000	756
First Gen Corp.		236,200	115,303
Globe Telecom, Inc.		6,205	221,990
GT Capital Holdings, Inc.		9,520	167,458
International Container Terminal Services, Inc.		145,430	339,748
JG Summit Holdings, Inc.		398,030	597,004
Jollibee Food Corp.		69,740	318,446
Manila Electric Co.		22,440	149,557
Manila Water Co., Inc.		257,300	100,126
Megaworld Corp.		1,235,000	117,392
Metro Pacific Investments Corp.		1,211,600	114,393
Metropolitan Bank & Trust Co.		194,677	258,978
Philippine Long Distance Telephone Co.		12,335	265,260
Robinsons Land Corp.		457,956	229,360
Security Bank Corp.		13,030	51,089
SM Investments Corp.		31,470	637,534
SM Prime Holdings, Inc.		1,384,200	1,062,070
Universal Robina Corp.		135,840	403,278
Vista Land & Lifescapes, Inc.		754,300	113,772

TOTAL PHILIPPINES			8,668,423

Poland - 0.2%
Alior Bank SA (a)		9,906	69,901
Asseco Poland SA		7,520	100,971
Bank Millennium SA (a)		81,895	131,717
Bank Polska Kasa Opieki SA		24,266	684,667
Bank Zachodni WBK SA		5,350	438,569
BRE Bank SA (a)		1,819	181,774
Budimex SA		886	30,611
CD Projekt RED SA		9,001	593,918
Ciech SA (a)		399	3,384
Cyfrowy Polsat SA		43,422	314,813
Dino Polska SA (a)(c)		6,357	247,914
ENEA SA (a)		14,840	32,802
Energa SA (a)		14,234	22,912
Eurocash SA		19,858	113,930
Grupa Lotos SA		9,926	247,848
Jastrzebska Spolka Weglowa SA		5,055	25,615
KGHM Polska Miedz SA (Bearer) (a)		14,855	325,199
Kruk SA		919	34,950
LPP SA		227	484,521
NG2 SA		2,770	80,911
PKP Cargo SA		2,161	13,575
Polish Oil & Gas Co. SA		183,762	226,249
Polska Grupa Energetyczna SA (a)		102,536	219,798
Polski Koncern Naftowy Orlen SA		39,133	1,069,317
Powszechna Kasa Oszczednosci Bank SA		111,426	1,111,737
Powszechny Zaklad Ubezpieczen SA		85,412	826,030
Tauron Polska Energia SA (a)		68,381	29,585
Telekomunikacja Polska SA (a)		98,519	161,162
Warsaw Stock Exchange		1,335	13,488
Zaklady Azotowe w Tarnowie-Moscicach SA (a)		3,442	31,585

TOTAL POLAND			7,869,453

Portugal - 0.1%
Altri SGPS SA		5,601	34,139
Banco Comercial Portugues SA (Reg.) (b)		1,223,822	277,081
Corticeira Amorim SGPS SA		7,280	78,352
CTT Correios de Portugal SA		8,784	28,058
Energias de Portugal SA		322,568	1,327,515
Galp Energia SGPS SA Class B		68,409	1,094,187
Jeronimo Martins SGPS SA		30,992	520,036
NOS SGPS SA		53,834	319,719
Portucel Industrial Empresa Produtora de Celulosa SA		21,540	77,644
REN - Redes Energeticas Nacionais SGPS SA		48,268	143,197
Semapa		19,258	264,614
Sonae SGPS SA		163,298	164,551

TOTAL PORTUGAL			4,329,093

Qatar - 0.3%
Barwa Real Estate Co. (a)		282,459	265,314
Doha Bank (a)		336,482	234,733
Gulf International Services QSC (a)		222,842	103,434
Gulf Warehousing Co. (a)		43,390	60,777
Industries Qatar QSC (a)		208,267	601,177
Masraf al Rayan (a)		456,005	469,656
Medicare Group		28,830	71,263
Mesaieed Petrochemical Holding Co. (a)		571,627	392,493
Qatar Aluminum Manufacturing Co.		469,550	105,749
Qatar Electricity & Water Co. (a)		59,250	257,113
Qatar Fuel Co. (a)		59,080	358,601
Qatar Gas Transport Co. Ltd. (Nakilat) (a)		349,621	237,178
Qatar Insurance Co. SAQ (a)		226,220	190,743
Qatar Islamic Bank (a)		143,625	600,377
Qatar National Bank SAQ (a)		580,244	3,059,787
Qatar National Cement Co. QSC (a)		61,766	98,391
Qatar Navigation QPSC		120,548	215,205
Qatar Telecom (Qtel) Q.S.C. (a)		114,107	228,778
The Commercial Bank of Qatar (a)		278,938	329,424
United Development Co. (a)		335,140	128,865
Vodafone Qatar QSC (a)		384,242	129,804

TOTAL QATAR			8,138,862

Russia - 0.9%
Aeroflot - Russian Airlines		63,269	105,477
Alrosa Co. Ltd.		297,243	345,395
Credit Bank of Moscow		1,200,400	108,054
Detsky Mir PJSC (c)		144,430	216,006
Gazprom OAO		1,395,041	5,659,203
Inter Rao Ues JSC		6,568,773	442,545
Lukoil PJSC		50,980	4,709,675
M.video PJSC (a)		67,830	449,996
Magnit OJSC GDR (Reg. S)		42,612	484,072
Magnitogorsk Iron & Steel Works PJSC		183,600	104,595
Mechel Steel Group OAO sponsored ADR (a)(b)		13,492	25,095
MMC Norilsk Nickel PJSC		7,826	2,183,188
Mobile TeleSystems OJSC sponsored ADR		59,415	531,764
Moscow Exchange MICEX-RTS OAO (a)		209,074	309,849
Mosenergo PJSC		337,078	11,925
NOVATEK OAO GDR (Reg. S)		11,775	2,519,850
Novolipetsk Steel OJSC		154,741	301,748
PhosAgro OJSC GDR (Reg. S)		17,450	219,521
Polyus PJSC		3,012	350,838
Rosneft Oil Co. OJSC		138,416	919,571
Rostelecom PJSC		132,760	162,527
SAFMAR Financial Investments PJSC (a)		6,590	48,303
Sberbank of Russia		1,387,633	5,085,552
Severstal PAO		27,473	377,975
Sistema JSFC sponsored GDR		40,315	181,982
Surgutneftegas OJSC		914,086	612,978
Tatneft PAO		199,528	2,328,151
TMK OAO GDR (Reg. S)		2,884	9,315
Unipro PJSC		2,233,000	91,935
VTB Bank OJSC		445,337,980	299,265

TOTAL RUSSIA			29,196,350

Saudi Arabia - 0.6%
Abdullah Al Othaim Markets Co.		9,940	183,411
Advanced Polypropylene Co.		18,751	232,494
Al Rajhi Bank		146,280	2,355,895
Alinma Bank		100,449	561,398
Almarai Co. Ltd.		30,594	407,072
Bank Al-Jazira		126,249	438,975
Bank Albilad		53,084	351,034
Banque Saudi Fransi		73,123	657,079
Bupa Arabia for Cooperative Insurance Co.		3,033	86,858
Dar Al Arkan Real Estate Development Co. (a)		69,549	223,281
Emaar The Economic City (a)		94,198	235,351
Etihad Etisalat Co. (a)		40,877	244,806
Halwani Bros Co.		8,664	72,310
Jarir Marketing Co.		8,625	364,291
Mobile Telecommunications Co. Saudi Arabia (a)		51,332	165,071
Mouwasat Medical Services Co.		8,293	181,326
National Commercial Bank		147,554	1,711,489
National Industrialization Co. (a)		61,723	201,119
Rabigh Refining & Petrochemical Co. (a)		35,972	192,795
Riyad Bank		152,285	901,455
SABIC		90,666	2,120,206
Sahara International Petrochemical Co.		42,037	184,275
Samba Financial Group		130,675	965,175
Saudi Airlines Catering Co.		16,080	370,882
Saudi Arabian Fertilizers Co.		21,124	439,907
Saudi Arabian Mining Co. (a)		51,422	581,365
Saudi Cement Co.		9,717	177,742
Saudi Dairy & Foodstuffs Co.		4,840	163,902
Saudi Electricity Co.		93,324	517,098
Saudi Industrial Investment Group		35,384	198,889
Saudi Kayan Petrochemical Co. (a)		112,061	305,379
Saudi Pharmaceutical Industries & Medical Appliances Corp.		13,221	91,658
Saudi Research & Marketing Group (a)		5,604	99,220
Saudi Telecom Co.		49,505	1,264,587
Seera Group Holding		39,529	192,043
Southern Province Cement Co.		9,381	135,326
The Co. for Cooperative Insurance (a)		11,393	214,171
The National Agriculture Development Co. (a)		11,238	76,262
The Saudi British Bank		48,092	418,046
The Savola Group (a)		38,085	313,795
United Electronics Co.		7,174	136,773
Yamama Cement Co. (a)		26,689	151,297
Yanbu Cement Co.		17,070	145,652
Yanbu National Petrochemical Co.		29,233	388,183

TOTAL SAUDI ARABIA			19,419,343

Singapore - 0.9%
Accordia Golf Trust		13,000	5,491
Ascendas Hospitality Trust unit		11,400	9,640
Ascendas Real Estate Investment Trust		273,100	636,064
Ascott Residence Trust		83,171	84,294
Best World International Ltd. (d)		50,000	49,542
BOC Aviation Ltd. Class A (c)		19,200	180,382
Cache Logistics Trust		48,292	25,744
CapitaCommercial Trust (REIT)		323,389	487,019
CapitaLand Ltd.		313,200	827,858
CapitaMall Trust		325,500	607,333
CapitaRetail China Trust		60,241	67,267
CDL Hospitality Trusts unit		305,000	367,531
City Developments Ltd.		69,400	549,592
ComfortDelgro Corp. Ltd.		278,800	470,805
DBS Group Holdings Ltd.		231,766	4,417,664
ESR (REIT)		353,717	139,130
Ezion Holdings Ltd. warrants 4/16/23 (a)(d)		30,780	36
Far East Hospitality Trust unit		13,122	7,037
First (REIT)		8,466	6,343
First Resources Ltd.		134,300	150,806
Frasers Centrepoint Trust		118,565	239,607
Frasers Commercial Trust		103,524	124,782
Frasers Logistics & Industrial Trust		138,820	128,475
Genting Singapore Ltd.		730,900	504,258
Hutchison Port Holdings Trust		671,800	104,063
Jardine Cycle & Carriage Ltd.		14,200	341,399
K-REIT Asia		269,294	239,380
Keppel Corp. Ltd.		168,900	850,477
Keppel DC (REIT)		197,574	290,194
Keppel Infrastructure Trust		1,049,843	413,141
Lippo Malls Indonesia Retail Trust		147,100	25,846
Macquarie MEAG Prime (REIT)		158,200	85,965
Manulife U.S. REIT		233,649	212,934
Mapletree Commercial Trust		222,423	380,718
Mapletree Commercial Trust rights 11/7/19 (a)		15,792	1,045
Mapletree Greater China Commercial Trust		234,200	220,163
Mapletree Industrial (REIT)		179,891	336,966
Mapletree Logistics Trust (REIT)		330,388	407,800
NetLink NBN Trust		555,869	379,760
OUE Commercial (REIT)		603,085	239,280
Oue Ltd.		6,100	6,497
Oversea-Chinese Banking Corp. Ltd.		401,485	3,227,622
Parkway Life REIT		73,500	176,623
Raffles Medical Group Ltd.		67,772	50,316
Sembcorp Industries Ltd.		100,700	169,064
Sembcorp Marine Ltd. (a)		419,800	421,841
Sheng Siong Group Ltd.		313,400	269,385
SIA Engineering Co. Ltd.		118,400	232,145
SIIC Environment Holdings Ltd.		4,900	812
Singapore Airlines Ltd.		99,700	689,103
Singapore Airport Terminal Service Ltd.		86,900	322,266
Singapore Exchange Ltd.		89,200	585,646
Singapore Post Ltd.		520,100	366,701
Singapore Press Holdings Ltd.		177,700	289,188
Singapore Technologies Engineering Ltd.		181,900	532,848
Singapore Telecommunications Ltd.		1,080,600	2,616,734
SPH REIT		219,300	183,029
StarHub Ltd.		59,300	56,664
Suntec (REIT)		257,300	351,500
United Engineers Ltd.		15,800	30,787
United Overseas Bank Ltd.		157,814	3,106,954
UOL Group Ltd.		87,531	501,192
Venture Corp. Ltd.		31,200	361,908
Wilmar International Ltd.		274,200	753,908
Wing Tai Holdings Ltd.		6,800	10,141
Yangzijiang Shipbuilding Holdings Ltd.		294,800	206,386
Yanlord Land Group Ltd.		140,900	125,058
Yoma Strategic Holdings Ltd. (a)		99,600	22,993

TOTAL SINGAPORE			30,283,142

South Africa - 1.2%
Advtech Ltd.		4,172	3,106
Aeci Ltd.		3,629	23,452
African Rainbow Minerals Ltd.		10,346	103,525
Alexander Forbes Group Holdings Ltd.		5,905	2,020
Anglo American Platinum Ltd.		6,622	494,193
AngloGold Ashanti Ltd.		54,527	1,206,045
Aspen Pharmacare Holdings Ltd.		52,102	363,771
Astral Foods Ltd.		2,806	29,951
Attacq Ltd.		33,527	29,088
AVI Ltd.		45,897	263,102
Barclays Africa Group Ltd.		97,159	995,863
Barloworld Ltd.		42,624	340,247
Bidcorp Ltd.		43,170	1,007,105
Bidvest Group Ltd.		32,822	447,590
Blue Label Telecoms Ltd. (a)		2,242	411
Capitec Bank Holdings Ltd.		6,170	560,623
Cashbuild Ltd.		1,224	17,821
City Lodge Hotels Ltd.		140	740
Clicks Group Ltd.		40,260	654,849
Coronation Fund Managers Ltd.		6,216	17,512
Curro Holdings Ltd.		7,456	8,995
DataTec Ltd.		7,047	16,747
Dis-Chem Pharmacies Pty Ltd. (c)		10,513	16,614
Discovery Ltd.		59,357	472,405
Emira Property Fund Ltd.		40,873	34,326
EOH Holdings Ltd. (a)		4,397	4,522
Equites Property Fund Ltd.		84,729	117,977
Exxaro Resources Ltd.		33,546	273,754
Famous Brands Ltd.		6,133	31,983
FirstRand Ltd.		426,656	1,843,793
Fortress (REIT) Ltd. Class A		262,030	364,333
Foschini Ltd.		43,080	496,074
Gold Fields Ltd.		106,562	661,791
Grindrod Ltd.		13,572	4,347
Growthpoint Properties Ltd.		424,134	620,602
Harmony Gold Mining Co. Ltd. (a)		67,411	233,276
Hosken Consolidated Investment Ltd.		537	3,198
Hyprop Investments Ltd.		54,426	212,510
Impala Platinum Holdings Ltd. (a)		87,745	603,045
Imperial Holdings Ltd.		12,136	45,539
Investec Ltd.		47,143	268,060
JSE Ltd.		2,784	23,952
KAP Industrial Holdings Ltd.		368,967	113,543
Kumba Iron Ore Ltd.		8,457	205,950
Liberty Holdings Ltd.		7,641	58,845
Life Healthcare Group Holdings Ltd.		236,993	374,220
Massmart Holdings Ltd.		5,344	15,172
MMI Holdings Ltd.		177,689	237,538
Motus Holdings Ltd.		12,136	57,570
Mr Price Group Ltd.		31,427	332,354
MTN Group Ltd.		231,359	1,432,970
MultiChoice Group Ltd. (a)		62,139	518,274
Murray & Roberts Holdings Ltd.		6,685	4,959
Nampak Ltd. (a)		133,153	70,760
Naspers Ltd. Class N		57,512	8,138,444
Nedbank Group Ltd.		43,300	656,728
Netcare Ltd.		129,762	146,933
Northam Platinum Ltd. (a)		45,859	309,561
Oceana Group Ltd.		6,380	28,285
Old Mutual Ltd.		633,556	823,889
Omnia Holdings Ltd.		32,703	56,054
Peregrine Holdings Ltd.		1,032	1,270
Pick 'n Pay Stores Ltd.		86,335	377,667
Pioneer Foods Ltd.		15,497	110,465
Pretoria Portland Cement Co. Ltd. (a)		181,818	46,325
PSG Group Ltd.		19,801	309,454
Rand Merchant Insurance Holdings Ltd.		111,637	220,607
Redefine Properties Ltd.		643,220	320,961
Remgro Ltd.		96,209	1,103,215
Resilient Property Income Fund Ltd.		58,565	260,918
Reunert Ltd.		33,657	159,125
RMB Holdings Ltd.		96,643	508,270
SA Corporate Real Estate Fund		131,416	26,874
Sanlam Ltd.		236,518	1,245,474
Sappi Ltd.		105,360	270,538
Sasol Ltd.		76,919	1,394,440
Shoprite Holdings Ltd.		61,583	551,865
Sibanye-Stillwater (a)		299,612	578,460
Spar Group Ltd.		22,842	306,913
Standard Bank Group Ltd.		165,320	1,897,890
Sun International Ltd. (a)		7,633	20,625
Super Group Ltd. (a)		46,976	87,793
Telkom SA Ltd.		31,256	143,016
Tiger Brands Ltd.		19,225	273,047
Tongaat Hulett Ltd. (a)(d)		13,023	11,385
Truworths International Ltd.		66,549	235,931
Tsogo Sun Gaming Ltd.		16,839	13,852
Tsogo Sun Hotels Ltd. (a)		16,839	4,079
Vodacom Group Ltd.		85,258	743,937
Vukile Property Fund Ltd.		82,348	105,398
Wilson Bayly Holmes-Ovcon Ltd.		9,618	89,863
Woolworths Holdings Ltd.		127,352	484,528
Zeder Investments Ltd.		90,708	29,415

TOTAL SOUTH AFRICA			38,434,506

Spain - 1.9%
Acerinox SA		21,073	196,906
ACS Actividades de Construccion y Servicios SA		37,669	1,528,539
Aedas Homes SAU (a)(c)		6,214	143,461
Aena Sme SA (c)		7,833	1,437,096
Almirall SA		4,515	84,698
Amadeus IT Holding SA Class A		57,113	4,225,734
Applus Services SA		20,854	251,424
Atresmedia Corporacion de Medios de Comunicacion SA		7,971	33,320
Azucarera Ebro Agricolas SA		7,600	166,813
Banco Bilbao Vizcaya Argentaria SA		871,867	4,591,977
Banco de Sabadell SA		742,510	814,706
Banco Santander SA (Spain)		2,192,562	8,788,640
Bankia SA		289,565	551,602
Bankinter SA		111,510	771,076
Bolsas Y Mercados Espanoles		10,015	277,679
CaixaBank SA		476,123	1,365,330
Catalana Occidente SA		9,751	341,484
Cellnex Telecom SA (c)		25,369	1,093,848
Cellnex Telecom SA (a)		7,362	317,431
Cemex Latam Holdings SA (a)		16,652	22,416
Cie Automotive SA		8,793	218,889
Compania de Distribucion Integral Logista Holdings SA		4,137	86,697
Construcciones y Auxiliar de Ferrocarriles		2,258	101,363
Corporacion Financiera Alba SA		954	47,614
Enagas SA		34,671	858,055
Ence Energia y Celulosa SA (b)		27,851	109,650
Endesa SA		38,809	1,056,122
Euskaltel, S.A. (c)		11,343	105,508
Faes Farma SA		21,909	125,841
Ferrovial SA		61,707	1,821,025
Fluidra SA (a)		5,840	72,950
Fomento Construcciones y Contratas SA (FOCSA)		12,411	150,324
Gas Natural SDG SA		37,037	1,008,313
Gestamp Automocion SA (c)		60,821	260,753
Global Dominion Access SA (a)(c)		14,952	62,702
Grifols SA		41,530	1,337,676
Grupo Acciona SA		3,159	329,246
Iberdrola SA		773,225	7,947,978
Inditex SA		140,286	4,373,084
Indra Sistemas SA (a)		19,780	191,045
Inmobiliaria Colonial SA		28,770	371,570
Lar Espana Real Estate Socimi SA		11,103	100,551
Liberbank SA		155,645	49,751
MAPFRE SA (Reg.)		118,858	331,406
Masmovil Ibercom SA (a)		12,080	279,157
Mediaset Espana Comunicacion SA		29,134	178,062
Melia Hotels International SA		24,939	203,185
Merlin Properties Socimi SA		40,742	599,802
Metrovacesa SA (c)		6,030	56,896
Miquel y Costas & Miquel SA		842	14,143
Neinor Homes SLU (a)(c)		15,573	204,949
Obrascon Huarte Lain SA (a)		18,317	21,042
Prosegur Cash SA (c)		60,922	95,125
Prosegur Compania de Seguridad SA (Reg.)		42,228	163,897
Red Electrica Corporacion SA		58,558	1,176,872
Repsol SA		185,342	3,054,384
Sacyr SA		56,445	160,530
Siemens Gamesa Renewable Energy SA		32,848	451,531
Talgo SA (a)(c)		5,549	34,657
Tecnicas Reunidas SA (a)		6,816	171,346
Telefonica SA		610,300	4,686,667
Tubacex SA		2,062	6,117
Unicaja Banco SA (c)		58,447	52,898
Viscofan Envolturas Celulosicas SA		3,887	210,603
Zardoya Otis SA		18,427	139,546

TOTAL SPAIN			60,083,702

Sweden - 1.9%
AarhusKarlshamn AB		20,931	370,899
AcadeMedia AB (c)		27,075	136,978
AF Poyry AB (B Shares)		18,348	389,926
Alfa Laval AB		41,345	955,298
Alimak Group AB (c)		5,181	68,252
Arjo AB		49,871	205,358
ASSA ABLOY AB (B Shares)		130,071	3,088,975
Atlas Copco AB:
(A Shares)		92,687	3,274,287
(B Shares)		43,115	1,335,553
Attendo AB (c)		7,307	37,278
Avanza Bank Holding AB		13,885	118,348
Axfood AB		15,862	341,366
Betsson AB (B Shares)		11,155	54,933
Bilia AB (A Shares)		6,304	63,199
Billerud AB (b)		26,452	317,511
BioGaia AB		893	33,988
Biotage AB Class A		4,743	48,925
Boliden AB		38,814	1,043,742
Bonava AB		7,577	72,979
Bravida AB (c)		27,164	249,958
Bure Equity AB		10,427	160,902
Castellum AB		41,041	838,400
Cellavision AB		3,789	108,109
Clas Ohlson AB (B Shares)		2,193	21,088
Cloetta AB		13,927	47,252
D. Carnegie & Co. AB (a)		5,533	123,201
Dios Fastigheter AB		5,457	45,439
Dometic Group AB (c)		47,501	440,096
Dustin Group AB (c)		1,921	15,299
Electrolux AB (B Shares)		25,573	671,392
Elekta AB (B Shares)		46,800	651,905
Eltel AB (a)(c)		3,974	8,561
Epiroc AB:
Class A		67,945	764,194
Class B		69,283	753,411
Ericsson (B Shares)		402,004	3,513,029
Essity AB Class B		76,959	2,401,457
Evolution Gaming Group AB (c)		14,126	337,215
Fabege AB		35,764	533,365
Fastighets AB Balder (a)		14,045	544,013
Fingerprint Cards AB (a)(b)		58,221	108,143
Fortnox AB		10,313	184,777
Getinge AB (B Shares)		33,875	577,815
Granges AB		3,812	37,032
H&M Hennes & Mauritz AB (B Shares)		104,137	2,175,880
Haldex AB		927	4,666
Hansa Medical AB (a)		1,570	20,894
Hemfosa Fastigheter AB		28,852	297,165
Hexagon AB (B Shares)		35,140	1,793,812
HEXPOL AB (B Shares)		29,846	265,828
Hoist Finance AB (a)(c)		6,041	33,065
Holmen AB (B Shares)		13,450	396,436
Hufvudstaden AB Series A		16,525	276,395
Husqvarna AB (B Shares)		62,957	481,581
ICA Gruppen AB		10,988	485,918
Industrivarden AB (C Shares)		14,791	320,002
Indutrade AB		11,324	348,550
Intrum Justitia AB		10,271	276,568
Investment AB Oresund		5,819	76,657
Investor AB (B Shares)		52,368	2,681,937
Inwido AB		1,240	8,251
JM AB (B Shares) (b)		10,617	271,591
Karo Bio AB (a)		16,144	68,952
Kinnevik AB (B Shares)		35,010	956,859
Klovern AB (B Shares)		27,231	47,549
Kungsleden AB		31,054	282,055
LeoVegas AB (c)		1,894	6,650
Lifco AB		6,287	313,318
Lindab International AB		12,535	139,946
Loomis AB (B Shares)		8,494	328,123
Lundbergfoeretagen AB		12,056	453,737
Lundin Petroleum AB		27,947	922,720
Mekonomen AB (a)		3,273	27,863
Modern Times Group MTG AB (B Shares) (a)		8,438	78,230
Mycronic AB (b)		12,357	205,402
NCC AB Series B		7,552	121,308
NetEnt AB		13,480	38,113
New Wave Group AB (B Shares)		582	3,381
Nibe Industrier AB (B Shares)		36,906	504,530
Nobia AB		5,154	32,881
Nobina AB (c)		11,963	75,762
Nolato AB Series B		4,032	225,492
Nordic Entertainment Group AB Class B		8,438	239,445
Nordnet AB Class B (a)(d)		492	0
Nyfosa AB (a)		32,013	213,847
Pandox AB		9,325	186,390
Paradox Interactive AB		3,211	43,697
Peab AB		27,341	230,208
Probi AB (a)		251	6,889
Ratos AB (B Shares)		20,802	53,601
RaySearch Laboratories AB (a)		4,705	75,382
Recipharm AB		2,999	42,645
Resurs Holding AB (c)		24,498	144,110
Saab AB (B Shares)		15,083	465,032
Sandvik AB		147,327	2,599,206
SAS AB (a)		22,547	35,213
Scandic Hotels Group AB (c)		5,491	52,745
Securitas AB (B Shares)		41,464	663,032
Skandinaviska Enskilda Banken AB (A Shares)		204,678	1,961,205
Skanska AB (B Shares)		44,195	940,592
SKF AB (B Shares)		58,786	1,062,698
SkiStar AB		1,558	18,685
SSAB Svenskt Stal AB:
(A Shares)		69,911	195,128
(B Shares)		42,341	106,382
Stillfront Group AB (a)		4,043	103,632
Svenska Cellulosa AB (SCA) (B Shares)		87,665	893,020
Svenska Handelsbanken AB (A Shares)		194,312	1,950,079
Sweco AB (B Shares)		9,232	324,698
Swedbank AB (A Shares)		119,333	1,669,058
Swedish Match Co. AB		21,463	1,007,388
Swedish Orphan Biovitrum AB (a)		28,924	458,018
Tele2 AB (B Shares)		62,409	892,277
Telia Co. AB		340,111	1,495,253
THQ Nordic AB (a)		24,321	164,983
Thule Group AB (c)		20,874	424,368
Tobii AB (a)		2,177	8,238
Trelleborg AB (B Shares)		43,426	701,377
Vitrolife AB		6,709	104,640
Volvo AB (B Shares)		190,841	2,854,008
Wallenstam AB (B Shares)		23,831	260,876
Wihlborgs Fastigheter AB		17,067	257,887

TOTAL SWEDEN			63,047,847

Switzerland - 5.8%
ABB Ltd. (Reg.)		241,362	5,068,599
Adecco SA (Reg.)		21,132	1,252,711
AFG Arbonia-Forster-Holding AG		7,452	93,216
Alcon, Inc. (Switzerland) (a)		53,791	3,176,750
Allreal Holding AG		1,268	247,045
ALSO Holding AG		1,515	225,446
APG SGA SA		197	58,112
Aryzta AG (a)		94,558	74,515
Ascom Holding AG (Reg.)		12,241	121,231
Autoneum Holding AG		113	12,657
Bachem Holding AG (B Shares)		167	25,461
Baloise Holdings AG		6,798	1,255,545
Banque Cantonale Vaudoise		351	275,036
Barry Callebaut AG		237	499,706
Basilea Pharmaceutica AG (a)(b)		3,631	149,068
Bell AG		352	96,697
BKW AG		3,722	274,670
Bobst Group SA		1,729	90,700
Bossard Holding AG		776	123,106
Bucher Industries AG		2,017	622,786
Burckhardt Compression Holding AG		468	111,485
Burkhalter Holding AG		381	30,125
Cembra Money Bank AG		7,210	763,025
Clariant AG (Reg.)		23,985	491,370
Coca-Cola HBC AG		24,320	740,318
Comet Holding AG		480	47,976
Compagnie Financiere Richemont SA Series A		68,377	5,373,145
Credit Suisse Group AG		328,950	4,071,702
Daetwyler Holdings AG		793	136,494
DKSH Holding AG		4,485	212,861
Dufry AG		6,218	539,419
EFG International		3,288	20,731
Emmi AG		246	208,221
Ems-Chemie Holding AG		1,104	690,490
Flughafen Zuerich AG		2,743	494,101
Forbo Holding AG (Reg.)		221	351,718
Galenica AG		5,841	918,041
Galenica Sante Ltd. (c)		6,916	413,277
GAM Holding Ltd. (a)		10,183	33,940
Geberit AG (Reg.)		4,679	2,374,361
Georg Fischer AG (Reg.)		521	496,442
Givaudan SA		1,197	3,515,164
Helvetia Holding AG (Reg.)		3,840	538,729
Huber+Suhner AG		2,524	167,840
Idorsia Ltd. (a)(b)		21,065	478,740
Implenia AG		604	22,935
INFICON Holding AG		332	237,936
Interroll Holding AG		106	219,199
Intershop Holding AG		12	6,593
Julius Baer Group Ltd.		31,138	1,378,904
Kaba Holding AG (B Shares) (Reg.)		396	253,496
Kardex AG		862	125,128
Komax Holding AG (Reg.) (b)		349	74,151
Kudelski SA (Bearer)		453	2,631
Kuehne & Nagel International AG		6,601	1,066,264
Lafargeholcim Ltd. (Reg.)		64,686	3,336,263
Landis+Gyr Group AG		3,472	321,860
LEM Holding SA		112	132,379
Leonteq AG (a)		538	17,179
Lindt & Spruengli AG		9	737,152
Lindt & Spruengli AG (participation certificate)		196	1,456,341
Logitech International SA (Reg.)		20,314	831,093
Lonza Group AG		9,724	3,499,260
Meyer Burger Technology AG (a)		17,793	7,492
Mobimo Holding AG		983	277,014
Nestle SA (Reg. S)		400,741	42,871,778
Novartis AG		280,885	24,542,404
OC Oerlikon Corp. AG (Reg.)		29,540	302,437
Orior AG		98	8,613
Pargesa Holding SA		5,844	461,478
Partners Group Holding AG		2,352	1,833,916
PSP Swiss Property AG		4,714	623,596
Rieter Holding AG (Reg.)		147	20,012
Roche Holding AG (participation certificate)		91,453	27,523,327
Schindler Holding AG:
(participation certificate)		3,887	950,374
(Reg.)		3,814	901,596
Schmolz & Bickenbach AG (a)		6,294	1,668
Schweiter Technologies AG		130	133,624
SFS Group AG		2,795	247,201
SGS SA (Reg.)		736	1,915,913
Siegfried Holding AG		769	312,979
Sig Combibloc Group AG		21,140	292,296
Sika AG		16,971	2,915,950
Sonova Holding AG Class B		7,153	1,638,700
St.Galler Kantonalbank AG		589	257,632
Straumann Holding AG		1,339	1,194,174
Sulzer AG (Reg.)		2,888	291,581
Sunrise Communications Group AG (b)(c)		4,439	344,906
Swatch Group AG (Bearer)		3,705	1,025,307
Swatch Group AG (Bearer) (Reg.)		10,217	547,358
Swiss Life Holding AG		4,337	2,168,280
Swiss Prime Site AG		8,804	906,727
Swiss Re Ltd.		39,535	4,139,854
Swisscom AG		3,179	1,624,142
Tecan Group AG		2,684	634,474
Temenos Group AG		8,812	1,257,262
u-blox Holding AG		486	39,314
UBS Group AG		500,180	5,901,769
Valiant Holding AG		1,501	152,154
Valora Holding AG		825	235,834
VAT Group AG (c)		3,425	502,206
Vetropack Holding AG		57	154,562
Vontobel Holdings AG		8,714	507,028
VZ Holding AG		1,004	279,878
Ypsomed Holding AG		367	54,315
Zehnder Group AG		53	2,310
Zur Rose Group AG (a)		867	85,777
Zurich Insurance Group Ltd.		19,502	7,620,903
ZZ Holding AG		120	104,491

TOTAL SWITZERLAND			188,496,142

Taiwan - 3.2%
A-DATA Technology Co. Ltd.		1,000	1,659
Accton Technology Corp.		86,000	511,804
Acer, Inc.		449,000	262,057
Advanced Ceramic X Corp.		1,000	8,263
Advantech Co. Ltd.		47,499	469,570
AmTRAN Technology Co. Ltd. (a)		4,000	1,443
ASE Technology Holding Co. Ltd.		518,718	1,343,242
Asia Cement Corp.		279,000	393,827
Asia Optical Co., Inc.		6,000	16,526
Asia Pacific Telecom Co. Ltd. (a)		262,000	51,544
ASMedia Technology, Inc.		6,000	96,400
ASPEED Tech, Inc.		4,000	104,663
ASUSTeK Computer, Inc.		122,000	826,054
AU Optronics Corp.		1,138,000	289,598
Bank of Kaohsiung Co. Ltd.		831,867	261,578
Brighton-Best International Taiwan, Inc.		165,000	173,126
Capital Securities Corp.		7,490	2,259
Catcher Technology Co. Ltd.		92,000	778,281
Cathay Financial Holding Co. Ltd.		1,024,000	1,353,112
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)		35,216	6,120
Center Laboratories, Inc.		96,594	211,254
Chang Hwa Commercial Bank		917,181	714,245
Cheng Loong Corp.		28,000	16,663
Cheng Shin Rubber Industry Co. Ltd.		267,000	418,911
Cheng Uei Precision Industries Co. Ltd.		3,000	4,495
Chicony Electronics Co. Ltd.		130,125	404,054
Chilisin Electronics Corp.		9,958	28,080
Chin-Poon Industrial Co. Ltd.		6,000	6,069
China Airlines Ltd.		177,000	52,581
China Bills Finance Corp.		4,000	1,954
China Development Finance Holding Corp.		1,655,000	515,526
China Life Insurance Co. Ltd. (a)		397,269	326,954
China Motor Co. Ltd.		50,800	68,959
China Petrochemical Development Corp.		217,350	72,336
China Steel Chemical Corp.		37,000	153,469
China Steel Corp.		1,467,000	1,127,981
China Synthetic Rubber Corp.		227,579	244,384
Chinatrust Financial Holding Co. Ltd.		2,502,960	1,739,876
Chipbond Technology Corp.		99,000	196,065
Chroma ATE, Inc.		40,000	200,013
Chunghwa Precision Test Tech Co. Ltd.		4,000	128,271
Chunghwa Telecom Co. Ltd.		492,000	1,806,807
Clevo Co. Ltd.		2,000	2,417
Compal Electronics, Inc.		597,000	356,266
Compeq Manufacturing Co. Ltd.		198,000	277,543
Coretronic Corp.		14,000	18,086
CTCI Corp.		58,000	77,782
Cub Elecparts, Inc.		2,606	21,789
Delta Electronics, Inc.		251,000	1,102,826
E Ink Holdings, Inc.		57,000	55,976
E.SUN Financial Holdings Co. Ltd.		1,444,189	1,304,591
ECLAT Textile Co. Ltd.		32,060	430,473
Elan Microelectronics Corp.		31,500	97,398
Elite Material Co. Ltd.		34,000	142,140
eMemory Technology, Inc.		6,000	66,398
Ennoconn Corp.		1,062	7,957
EPISTAR Corp.		118,000	114,526
Eternal Materials Co. Ltd.		311,291	264,360
EVA Airways Corp.		389,040	181,777
Evergreen Marine Corp. (Taiwan) (a)		564,840	231,507
Everlight Electronics Co. Ltd.		11,000	10,081
Far Eastern Department Stores Co. Ltd.		172,000	147,479
Far Eastern International Bank		55,092	21,587
Far Eastern Textile Ltd.		586,000	568,745
Far EasTone Telecommunications Co. Ltd.		271,000	648,665
Farglory Land Development Co. Ltd.		10,000	12,689
Feng Hsin Iron & Steel Co.		114,000	196,990
Feng Tay Enterprise Co. Ltd.		48,132	325,110
Firich Enterprise Co. Ltd.		1,060	1,312
First Financial Holding Co. Ltd.		1,533,664	1,123,923
FLEXium Interconnect, Inc.		20,940	75,526
Formosa Chemicals & Fibre Corp.		490,000	1,423,503
Formosa Petrochemical Corp.		175,000	556,020
Formosa Plastics Corp.		612,000	1,962,542
Formosa Taffeta Co. Ltd.		92,000	104,525
Foxconn Technology Co. Ltd.		192,010	410,488
Fubon Financial Holding Co. Ltd.		900,000	1,314,676
Fusheng Precision Co. Ltd.		48,000	280,150
Genius Electronic Optical Co. Ltd.		10,000	144,272
Getac Technology Corp.		85,000	139,353
Giant Manufacturing Co. Ltd.		43,000	318,644
Giga-Byte Technology Co. Ltd.		36,000	60,083
Global Unichip Corp.		18,000	157,879
GlobalWafers Co. Ltd.		36,000	430,848
Grand Pacific Petrochemical Corp. (a)		41,000	24,736
Grape King Bio Ltd.		7,000	43,265
Great Wall Enterprise Co. Ltd.		133,497	165,022
Greatek Electronics, Inc.		9,000	12,645
HannStar Display Corp.		76,000	16,148
Highwealth Construction Corp.		209,000	320,373
HIWIN Technologies Corp.		23,474	201,274
Holystone Enterprise Co. Ltd.		9,000	29,805
Hon Hai Precision Industry Co. Ltd. (Foxconn)		1,679,600	4,438,841
Hota Industrial Manufacturing Co. Ltd.		31,063	115,093
Hotai Motor Co. Ltd.		40,000	705,620
HTC Corp.		49,000	59,125
Hua Nan Financial Holdings Co. Ltd.		892,606	640,962
Huaku Development Co. Ltd.		1,000	2,744
Innolux Corp.		1,005,000	223,092
International Games Systems Co. Ltd.		14,000	179,946
Inventec Corp.		347,000	251,449
ITEQ Corp.		37,000	188,045
Kenda Rubber Industrial Co. Ltd.		12,060	12,832
King Slide Works Co. Ltd.		35,000	418,306
King Yuan Electronics Co. Ltd.		200,000	250,836
King's Town Bank		111,000	115,193
Kinpo Electronics, Inc.		6,000	2,213
Kinsus Interconnect Technology Corp.		2,000	3,164
LandMark Optoelectronics Corp.		4,000	33,773
Largan Precision Co. Ltd.		13,000	1,905,371
Lien Hwa Industrial Corp.		63,700	72,372
Lite-On Technology Corp.		286,009	470,774
Longchen Paper & Packaging Co.		49,292	21,900
Macronix International Co. Ltd.		246,380	251,243
Makalot Industrial Co. Ltd.		21,000	117,057
MediaTek, Inc.		197,000	2,635,452
Mega Financial Holding Co. Ltd.		1,414,000	1,386,275
Mercuries Life Insurance Co. Ltd. (a)		146,526	51,888
Merida Industry Co. Ltd.		36,000	207,751
Merry Electronics Co. Ltd.		13,209	64,533
Micro-Star International Co. Ltd.		102,000	301,003
MiTAC Holdings Corp.		6,610	5,809
Namchow Chemical Industrial Co. Ltd.		1,000	1,626
Nan Ya Plastics Corp.		686,000	1,619,516
Nankang Rubber Tire Co. Ltd.		78,000	142,199
Nanya Technology Corp.		152,000	348,875
Nien Made Enterprise Co. Ltd.		24,000	217,588
Novatek Microelectronics Corp.		86,000	552,692
OBI Pharma, Inc. (a)		6,389	27,967
Oriental Union Chemical Corp.		4,000	2,885
PChome Online, Inc. (a)		6,062	26,237
Pegatron Corp.		253,000	491,931
PharmaEngine, Inc.		1,199	2,866
PharmaEssentia Corp. (a)		43,000	161,437
Phison Electronics Corp.		28,000	254,771
PixArt Imaging, Inc.		52,000	200,341
Pou Chen Corp.		339,000	452,956
Powertech Technology, Inc.		136,000	428,094
Poya International Co. Ltd.		11,010	151,082
President Chain Store Corp.		88,000	877,172
Primax Electronics Ltd.		84,000	179,028
Prince Housing & Development Corp.		6,000	2,213
Qisda Corp.		388,000	290,701
Quanta Computer, Inc.		325,000	623,402
Radiant Opto-Electronics Corp.		88,000	349,138
Realtek Semiconductor Corp.		86,000	638,698
Ritek Corp. (a)		78,497	20,822
Ruentex Development Co. Ltd.		249,000	379,648
Ruentex Industries Ltd.		46,000	110,407
SerComm Corp.		28,000	73,723
Shin Kong Financial Holding Co. Ltd.		1,451,640	457,892
Shin Zu Shing Co. Ltd.		31,000	122,992
Shinkong Insurance Co. Ltd.		2,000	2,505
Simplo Technology Co. Ltd.		30,000	276,412
SINBON Electronics Co. Ltd.		97,000	391,206
Sino-American Silicon Products, Inc.		87,000	261,873
Sinopac Holdings Co.		1,500,495	614,997
Sitronix Technology Corp.		22,000	131,287
St.Shine Optical Co. Ltd.		3,000	46,872
Standard Foods Corp.		41,714	83,981
Synnex Technology International Corp.		248,100	295,706
Systex Corp.		1,000	2,426
Ta Chen Stainless Pipe Co. Ltd.		70,932	76,519
Taichung Commercial Bank Co. Ltd.		137,191	52,856
TaiMed Biologics, Inc. (a)		17,000	74,415
Tainan Spinning Co. Ltd.		115,000	42,232
Taishin Financial Holdings Co. Ltd.		1,026,629	476,320
Taiwan Business Bank		804,669	339,039
Taiwan Cement Corp.		636,423	844,098
Taiwan Cooperative Financial Holding Co. Ltd.		1,123,361	771,671
Taiwan Fertilizer Co. Ltd.		190,000	302,151
Taiwan Glass Industry Corp.		24,000	9,128
Taiwan High Speed Rail Corp.		265,000	313,242
Taiwan Hon Chuan Enterprise Co. Ltd.		2,000	3,607
Taiwan Mobile Co. Ltd.		197,000	733,146
Taiwan Paiho Ltd.		17,000	44,370
Taiwan Secom Co.		33,000	94,246
Taiwan Semiconductor Manufacturing Co. Ltd.		3,238,000	31,671,939
Taiwan Shin Kong Security Co. Ltd.		2,000	2,462
Taiwan Surface Mounting Technology Co. Ltd.		55,000	179,438
Taiwan Union Technology Corp.		24,000	105,450
Tatung Co. Ltd. (a)		170,000	102,007
TCI Co. Ltd.		8,557	94,414
TECO Electric & Machinery Co. Ltd.		388,000	344,134
The Shanghai Commercial & Savings Bank Ltd.		487,842	839,783
Ton Yi Industrial Corp.		5,000	1,992
Tong Hsing Electronics Industries Ltd.		6,000	26,657
Tong Yang Industry Co. Ltd.		55,000	85,661
Topco Scientific Co. Ltd.		4,304	13,689
Transcend Information, Inc.		1,000	2,167
Tripod Technology Corp.		91,000	352,089
TSRC Corp.		6,000	4,771
TTY Biopharm Co. Ltd.		137,000	360,266
Tung Ho Steel Enterprise Corp.		55,000	38,953
TXC Corp.		2,000	2,453
Unified-President Enterprises Corp.		660,000	1,627,385
Unimicron Technology Corp.		161,000	248,906
Unitech Printed Circuit Board Corp.		111,000	121,016
United Integrated Services Co.		33,000	171,503
United Microelectronics Corp.		1,412,000	649,029
United Renewable Energy Co. Ltd. (a)		201,000	54,372
USI Corp.		5,202	2,286
Vanguard International Semiconductor Corp.		164,000	350,607
Visual Photonics Epitaxy Co. Ltd.		14,000	54,856
Voltronic Power Technology Corp.		10,500	232,392
Wafer Works Corp.		43,000	49,418
Walsin Lihwa Corp.		224,000	109,437
Walsin Technology Corp.		53,875	324,154
Waterland Financial Holdings Co. Ltd.		371,288	132,699
Wei-Chuan Food Corp.		2,000	1,731
Win Semiconductors Corp.		48,389	504,548
Winbond Electronics Corp.		609,363	342,664
Wistron Corp.		266,829	244,536
Wistron NeWeb Corp.		20,460	50,986
WPG Holding Co. Ltd.		293,760	371,799
WT Microelectronics Co. Ltd.		188,235	214,787
Yageo Corp.		32,129	330,792
Yieh Phui Enterprise Co.		5,568	1,663
Yuanta Financial Holding Co. Ltd.		1,390,000	868,237
Yuen Foong Yu Paper Manufacturing Co.		105,000	41,142
Yulon Motor Co. Ltd.		135,000	86,760

TOTAL TAIWAN			103,434,139

Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)		155,600	1,180,582
Airports of Thailand PCL (For. Reg.)		573,500	1,486,166
Bangchak Corp. PCL (For. Reg.)		266,300	217,833
Bangkok Airways PCL		65,400	16,579
Bangkok Bank PCL		17,700	101,984
Bangkok Bank PCL (For. Reg.)		31,700	183,174
Bangkok Chain Hospital PCL		97,300	54,153
Bangkok Dusit Medical Services PCL (For. Reg.)		1,214,900	965,954
Bangkok Expressway and Metro PCL		975,400	348,937
Bangkok Land PCL		1,205,600	54,490
Banpu PCL (For. Reg.)		702,800	270,080
Beauty Community PCL		134,100	9,502
BEC World PCL (For. Reg.) (a)		29,200	6,433
Berli Jucker PCL (For. Reg)		185,000	298,774
BTS Group Holdings PCL (For. Reg.)		838,800	370,817
Bumrungrad Hospital PCL (For. Reg.)		46,900	187,216
C.P. ALL PCL (For. Reg.)		731,500	1,891,052
Carabao Group PCL		50,200	140,155
Central Pattana PCL (For. Reg.)		273,400	579,678
CH. Karnchang PCL		388,600	262,538
Charoen Pokphand Foods PCL (For. Reg.)		550,560	460,646
Chularat Hospital PCL		25,300	2,146
Dynasty Ceramic PCL (For. Reg.)		25,060	1,611
Electricity Generating PCL (For. Reg.)		32,500	373,573
Energy Absolute PCL		202,400	274,875
Energy Earth PCL (a)(d)		7,600	93
Gulf Energy Development PCL		82,100	441,065
Gunkul Engineering PCL		26,739	2,584
Hana Microelectronics PCL (For. Reg.)		58,900	49,762
Home Product Center PCL (For. Reg.)		1,012,000	576,432
Indorama Ventures PCL (For. Reg.)		307,300	285,177
Intouch Holdings PCL (For. Reg.)		254,800	557,032
IRPC PCL (For. Reg.)		2,406,200	270,993
Jasmine International Public Co. Ltd.		1,007,800	207,802
Kasikornbank PCL		135,800	624,982
Kasikornbank PCL (For. Reg.)		137,400	634,620
KCE Electronics PCL		110,600	53,855
Kiatnakin Bank PCL (For. Reg.)		34,900	75,697
Krung Thai Bank PCL (For. Reg.)		373,200	205,204
Land & House PCL (For. Reg.)		1,043,900	335,450
Major Cineplex Group PCL (For. Reg.)		78,400	63,885
MBK PCL		287,400	215,233
Minor International PCL:
warrants 9/30/21 (a)		17,870	1,792
(For. Reg.)		357,400	426,218
Muangthai Leasing PCL		119,900	246,364
PTG Energy PCL		123,600	73,678
PTT Exploration and Production PCL (For. Reg.)		189,600	756,535
PTT Global Chemical PCL (For. Reg.)		249,500	421,518
PTT PCL (For. Reg.)		1,792,900	2,687,107
Quality Houses PCL		2,204,300	189,827
Ratchaburi Electric Generating Holding PCL (For. Reg.)		130,200	317,210
Robinsons Department Store PCL (For. Reg.)		121,000	261,537
Sansiri PCL (For. Reg.)		3,222,500	121,694
Siam Cement PCL (For. Reg.)		96,100	1,168,826
Siam Commercial Bank PCL (For. Reg.)		92,900	344,373
Siam Global House PCL		205,167	103,323
Sino-Thai Engineering & Construction PCL (For. Reg.)		521,300	290,381
Sri Trang Agro-Industry PCL		17,760	6,124
Srisawad Corp. PCL		187,130	398,198
Supalai PCL (For. Reg.)		85,475	45,875
Thai Airways International PCL (For. Reg.) (a)		60,900	14,929
Thai Oil PCL (For. Reg.)		110,900	251,602
Thai Union Frozen Products PCL (For. Reg.)		470,600	227,602
Thai Vegetable Oil PCL		29,800	25,412
Thanachart Capital PCL (For. Reg.)		117,000	204,578
TISCO Financial Group PCL		10,800	34,871
TMB Bank PCL:
(For. Reg.)		3,749,200	178,744
rights (a)		308,888	409
Total Access Communication PCL (For. Reg.)		120,000	246,354
True Corp. PCL (For. Reg.)		2,301,300	381,249
TTW PCL		130,400	58,742
Vibhavadi Medical Center PCL		84	5
WHA Corp. PCL		2,137,700	331,455

TOTAL THAILAND			24,155,346

Turkey - 0.2%
Akbank TAS (a)		352,249	425,736
Anadolu Efes Biracilik Ve Malt Sanayii A/S		75,037	252,387
Arcelik A/S (a)		31,498	97,625
Aselsan A/S		28,147	90,340
Aygaz A/S		428	816
Bim Birlesik Magazalar A/S JSC		55,256	457,338
Coca-Cola Icecek Sanayi A/S		17,663	96,514
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S		124,151	26,275
Eregli Demir ve Celik Fabrikalari T.A.S.		253,310	289,763
Ford Otomotiv Sanayi A/S		25,274	285,132
Haci Omer Sabanci Holding A/S		98,554	142,558
Koc Holding A/S		137,286	449,756
Petkim Petrokimya Holding A/S		64,760	38,965
Soda Sanayii AS		51,836	49,685
TAV Havalimanlari Holding A/S		17,302	78,925
Tekfen Holding A/S		34,514	102,324
Tupras Turkiye Petrol Rafinerileri A/S		19,737	429,797
Turk Hava Yollari AO (a)		57,354	116,770
Turk Sise ve Cam Fabrikalari A/S		66,361	50,491
Turkcell Iletisim Hizmet A/S		179,352	394,325
Turkiye Garanti Bankasi A/S (a)		347,480	559,153
Turkiye Halk Bankasi A/S (a)		29,067	26,641
Turkiye Is Bankasi A/S Series C (a)		161,614	163,953
Turkiye Sinai Kalkinma Bankasi A/S (a)		136,631	21,508
Ulker Biskuvi Sanayi A/S		38,897	125,115

TOTAL TURKEY			4,771,892

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		389,853	827,950
Air Arabia PJSC (a)		150,733	55,816
Aldar Properties PJSC (a)		522,278	334,178
Arabtec Holding Co. (a)		17,581	8,856
Dana Gas PJSC (a)		723,243	180,380
DP World Ltd.		26,365	350,391
Dubai Investments Ltd. (a)		140,493	49,346
Dubai Islamic Bank Pakistan Ltd. (a)		246,262	354,700
Dubai Parks and Resorts PJSC (a)		83,207	4,644
Emaar Development PJSC (a)		62,036	68,408
Emaar Malls Group PJSC (a)		401,203	213,014
Emaar Properties PJSC		497,397	578,282
Emirates Telecommunications Corp.		236,862	1,067,983
Eshraq Properties Co. PJSC (a)		6,866	688
National Bank of Abu Dhabi PJSC		352,925	1,462,533

TOTAL UNITED ARAB EMIRATES			5,557,169

United Kingdom - 10.4%
3i Group PLC		121,672	1,777,816
A.G. Barr PLC		32,074	230,586
AA PLC		74,373	42,486
AB Dynamics PLC		2,947	80,165
Abcam PLC		21,452	323,451
Accesso Technology Group PLC (a)		1,923	14,448
Admiral Group PLC		23,662	619,755
Advanced Medical Solutions Group PLC		61,667	194,908
Aggreko PLC		24,800	254,042
Anglo American PLC (United Kingdom)		136,875	3,513,397
Antofagasta PLC		56,712	637,061
AO World PLC (a)		14,204	11,591
Arrow Global Group PLC		38,913	119,865
Ascential PLC (c)		83,318	376,877
Ashmore Group PLC		65,698	396,234
Ashtead Group PLC		62,014	1,886,145
ASOS PLC (a)		7,983	365,030
Associated British Foods PLC		49,142	1,416,985
Assura PLC		385,389	373,412
Aston Martin Lagonda Global Holdings PLC (a)(c)		11,339	58,649
AstraZeneca PLC (United Kingdom)		171,552	16,729,282
Auto Trader Group PLC (c)		126,609	922,510
Avast PLC (c)		83,730	449,891
Aveva Group PLC		8,035	435,268
Aviva PLC		503,097	2,711,715
Babcock International Group PLC		35,011	251,247
BAE Systems PLC		412,446	3,080,855
Balfour Beatty PLC		101,169	295,385
Bank of Georgia Group PLC		9,026	151,877
Barclays PLC		2,238,983	4,856,519
Barratt Developments PLC		135,460	1,107,555
BBA Aviation PLC		119,251	468,976
BCA Marketplace PLC		101,094	309,047
Beazley PLC		69,816	530,408
Bellway PLC		13,876	567,987
Berkeley Group Holdings PLC		16,247	926,215
BHP Billiton PLC		273,864	5,808,803
Biffa PLC (c)		16,227	53,600
Big Yellow Group PLC		13,146	194,467
Blue Prism Group PLC (a)		5,155	54,923
Bodycote PLC		14,511	134,585
Bovis Homes Group PLC		28,565	432,920
BP PLC		2,656,509	16,845,893
Brewin Dolphin Holding PLC		17,451	75,140
British American Tobacco PLC (United Kingdom)		299,771	10,484,754
British Land Co. PLC		120,563	969,343
Britvic PLC		51,166	654,163
BT Group PLC		1,101,686	2,921,210
Bunzl PLC		41,117	1,069,479
Burberry Group PLC		54,117	1,432,853
Cairn Energy PLC (a)		108,283	249,390
Capita Group PLC (a)		254,974	515,568
Capital & Counties Properties PLC		98,432	325,135
Card Factory PLC		20,062	44,023
Carnival PLC		23,215	928,990
Carphone Warehouse Group PLC		103,837	176,538
Centrica PLC		700,797	658,683
Chemring Group PLC		30,409	79,175
Cineworld Group PLC		111,842	322,636
Civitas Social Housing PLC		12,154	13,382
Clinigen Group PLC		15,846	170,572
Close Brothers Group PLC		18,338	328,520
Coats Group PLC (a)		263,829	243,668
Cobham PLC		305,633	624,733
Coca-Cola European Partners PLC		29,134	1,558,960
Compass Group PLC		204,446	5,443,189
Computacenter PLC		7,919	140,430
ConvaTec Group PLC (c)		207,869	530,852
Costain Group PLC		19,829	42,895
Countryside Properties PLC (c)		62,944	287,980
Cranswick PLC		6,827	274,498
Crest Nicholson PLC		16,859	84,820
Croda International PLC		17,704	1,104,447
Custodian (REIT) PLC (b)		115,107	171,469
CVS Group PLC		11,815	148,072
CYBG PLC		182,284	324,549
Daily Mail & General Trust PLC Class A		18,896	214,663
Dart Group PLC		9,875	161,814
De La Rue PLC		46,790	95,157
Dechra Pharmaceuticals PLC		14,132	481,445
Derwent London PLC		15,083	693,591
DFS Furniture PLC		13,771	41,742
Diageo PLC		309,920	12,685,329
Dialog Semiconductor PLC (a)		10,769	482,949
Dignity PLC		1,628	11,693
Diploma PLC		17,967	372,144
Direct Line Insurance Group PLC		188,462	664,262
Diversified Gas & Oil PLC		132,072	183,055
Domino's Pizza UK & IRL PLC		85,117	315,223
Drax Group PLC		55,026	211,553
DS Smith PLC		192,833	893,236
Dunelm Group PLC		14,492	148,207
easyJet PLC		24,051	385,692
Electrocomponents PLC		54,433	479,608
Elementis PLC		130,428	251,229
EMIS Group PLC		1,676	23,360
Empiric Student Property PLC		23,726	28,889
EnQuest PLC (a)		83,348	19,218
Enterprise Inns PLC (a)		61,435	224,097
Equiniti Group PLC (c)		53,086	147,982
Essentra PLC		19,084	94,284
Euromoney Publications PLC		20,926	382,744
Evraz PLC		70,213	333,970
Ferrexpo PLC		47,083	76,816
Fever-Tree Drinks PLC		14,053	338,586
First Derivatives PLC		1,836	54,105
Firstgroup PLC (a)		176,390	294,976
Forterra PLC (c)		9,489	32,880
Fresnillo PLC		32,734	301,054
Funding Circle Holdings PLC (a)(c)		35,742	54,354
Future PLC		13,376	262,325
G4S PLC (United Kingdom)		208,799	559,327
Galliford Try PLC		16,672	158,299
Games Workshop Group PLC		2,944	170,464
GB Group PLC		27,578	215,768
GCP Student Living PLC		84,803	192,237
Genus PLC		11,314	424,133
GlaxoSmithKline PLC		646,249	14,802,295
Grainger Trust PLC		117,585	391,142
Great Portland Estates PLC		38,197	389,693
Greggs PLC		12,994	298,932
Halfords Group PLC		14,706	30,174
Halma PLC		46,939	1,139,134
Hammerson PLC		119,672	449,550
Hansteen Holdings PLC		4,785	6,372
Hargreaves Lansdown PLC		37,481	860,324
Hastings Group Holdings PLC (c)		28,228	66,549
Hays PLC		144,929	294,930
Helical Bar PLC		50,560	256,405
Hikma Pharmaceuticals PLC		15,547	404,790
Hill & Smith Holdings PLC		7,635	129,559
Hochschild Mining PLC		41,759	108,293
HomeServe PLC		41,049	616,273
Howden Joinery Group PLC		74,097	554,197
HSBC Holdings PLC (United Kingdom)		2,620,960	19,801,647
Hunting PLC		9,314	47,415
Hurricane Energy PLC (a)(b)		247,335	136,292
Ibstock PLC (c)		31,649	99,130
IG Group Holdings PLC		51,986	427,879
IMI PLC		35,853	465,815
Imperial Brands PLC		126,284	2,768,461
Inchcape PLC		54,571	455,941
Indivior PLC (a)		66,482	33,672
Informa PLC		164,092	1,647,313
Inmarsat PLC		50,019	356,486
IntegraFin Holdings PLC		22,663	108,326
InterContinental Hotel Group PLC		25,067	1,516,923
Intermediate Capital Group PLC		40,765	784,681
International Personal Finance PLC		7,621	13,130
International Quantum Epitaxy PLC (a)		151,981	147,651
Intertek Group PLC		22,426	1,554,730
Intu Properties PLC		209,893	122,348
Investec PLC		91,697	519,780
iomart Group PLC		1,226	5,852
ITE Group PLC		27,302	27,479
ITV PLC		532,041	921,777
J Sainsbury PLC		236,810	624,240
J.D. Weatherspoon PLC		14,989	284,056
Jackpotjoy PLC (a)		1,132	11,833
John David Group PLC		55,308	550,506
John Laing Group PLC (c)		48,706	230,283
John Menzies PLC		927	4,881
John Wood Group PLC		111,814	489,988
Johnson Matthey PLC		27,772	1,104,416
JRP Group PLC (a)		156,636	123,261
Jupiter Fund Management PLC		103,425	458,987
Just Eat Holding Ltd. (a)		88,258	840,289
KAZ Minerals PLC		50,268	305,648
Keller Group PLC		9,943	67,103
Keywords Studios PLC		5,855	84,185
Kier Group PLC (b)		22,416	32,957
Kingfisher PLC		243,939	654,393
Land Securities Group PLC		83,532	1,017,110
Learning Technologies Group PLC		35,683	49,458
Legal & General Group PLC		785,730	2,683,926
Lloyds Banking Group PLC		9,262,961	6,813,906
London Stock Exchange Group PLC		41,116	3,705,326
Londonmetric Properity PLC		91,288	274,103
Lookers PLC		2,630	1,690
LXI REIT PLC		106,246	172,583
M&G PLC (a)		333,908	924,744
Marks & Spencer Group PLC		269,080	633,897
Marshalls PLC		30,185	278,198
McCarthy & Stone PLC (c)		17,225	32,688
Mediclinic International PLC		69,531	329,645
Meggitt PLC		102,341	827,751
Melrose Industries PLC		663,489	1,831,489
Merlin Entertainments PLC (c)		93,272	549,126
Metro Bank PLC (a)(b)		18,426	48,405
Micro Focus International PLC		46,825	642,683
Mitchells & Butlers PLC (a)		34,235	188,915
Mitie Group PLC		26,411	54,191
Mondi PLC		68,218	1,411,650
Moneysupermarket.com Group PLC		126,907	564,019
Morgan Advanced Materials PLC		79,329	242,100
Morgan Sindall PLC		6,480	107,442
N Brown Group PLC		3,824	6,202
National Express Group PLC Class L		47,289	273,446
National Grid PLC		429,035	5,008,979
NCC Group Ltd.		41,972	101,886
NewRiver REIT PLC		48,702	126,803
Next PLC		18,287	1,559,148
NMC Health PLC		13,294	375,921
Northgate PLC		8,573	38,257
Ocado Group PLC (a)		63,933	1,100,619
On The Beach Group PLC (c)		17,698	102,750
OneSavings Bank PLC		77,261	360,288
P2P Global Investments PLC		5,361	58,194
Pagegroup PLC		55,059	317,520
Paragon Banking Group PLC		21,947	143,140
Pearson PLC		98,392	868,958
Pendragon PLC		85,397	15,841
Pennon Group PLC		61,438	714,821
Persimmon PLC		40,812	1,203,755
Pets At Home Group PLC		67,772	181,020
Phoenix Group Holdings PLC		67,061	611,721
Photo-Me International PLC		11,079	13,160
Polypipe Group PLC		17,721	103,986
Premier Foods PLC (a)		23,207	9,710
Premier Oil PLC (a)		58,507	62,676
Primary Health Properties PLC		241,549	442,427
Provident Financial PLC		26,051	148,512
Prudential PLC		333,908	5,832,317
Purplebricks Group PLC (a)		10,054	14,664
PZ Cussons PLC Class L		16,813	43,884
QinetiQ Group PLC		90,575	369,813
Quilter PLC (c)		294,673	522,554
Rathbone Brothers PLC		8,022	215,619
Reckitt Benckiser Group PLC		92,007	7,119,651
Redde PLC		25,770	37,387
Redrow PLC		45,635	355,862
RELX PLC (London Stock Exchange)		252,732	6,082,653
Renishaw PLC		4,949	242,837
Rentokil Initial PLC		239,578	1,410,483
Restore PLC		21,461	115,368
Rightmove PLC		97,830	758,570
Rio Tinto PLC		147,506	7,679,431
Rolls-Royce Holdings PLC		219,214	2,017,152
Rolls-Royce Holdings PLC (a)		10,083,844	13,062
Rotork PLC		100,002	390,426
Royal Bank of Scotland Group PLC		647,784	1,790,630
Royal Dutch Shell PLC:
Class A (United Kingdom)		588,880	17,070,511
Class B (United Kingdom)		469,069	13,509,085
Royal Mail PLC		135,614	371,713
RPS Group PLC		24,886	45,646
RSA Insurance Group PLC		122,786	830,684
RWS Holdings PLC		29,665	230,559
Sabre Insurance Group PLC (c)		61,807	236,182
Safestore Holdings PLC		21,871	198,456
Saga PLC		187,997	114,260
Sage Group PLC		145,432	1,355,998
Savills PLC		20,105	238,945
Scapa Group PLC		26,697	77,118
Schroders PLC		14,655	587,535
Scottish & Southern Energy PLC		135,407	2,252,638
Segro PLC		130,104	1,422,732
Senior Engineering Group PLC		40,300	96,418
Serco Group PLC (a)		189,482	382,895
Severn Trent PLC		30,463	889,829
Shaftesbury PLC		17,376	212,701
Shanks Group PLC		22,634	8,649
SIG PLC		105,657	154,108
Sirius Minerals PLC (a)(b)		1,116,808	41,577
Smart Metering Systems PLC (b)		16,109	99,117
Smith & Nephew PLC		110,142	2,364,354
Smiths Group PLC		52,833	1,104,235
SOCO International PLC		500	378
Softcat PLC		9,564	116,516
Sophos Group PLC (c)		44,632	328,268
Spectris PLC		17,930	555,557
Spirax-Sarco Engineering PLC		9,986	1,025,128
Spire Healthcare Group PLC (c)		16,378	24,779
Sports Direct International PLC (a)		49,843	199,503
SSP Group PLC		72,715	599,999
St. James's Place Capital PLC		75,607	1,019,530
St. Modwen Properties PLC		29,677	173,374
Stagecoach Group PLC		47,395	84,293
Standard Chartered PLC (United Kingdom)		364,464	3,309,480
Standard Life PLC		336,890	1,324,445
Stock Spirits Group PLC		10,658	28,302
SuperGroup PLC		2,109	11,173
Synthomer PLC		56,730	205,024
TalkTalk Telecom Group PLC		65,899	95,264
Tate & Lyle PLC		54,037	471,079
Taylor Wimpey PLC		449,698	964,064
Ted Baker PLC		2,860	15,063
Telecom Plus PLC		15,990	248,966
Tesco PLC		1,260,767	3,848,560
The Go-Ahead Group PLC		6,359	168,367
The Restaurant Group PLC		61,366	107,789
The Weir Group PLC		38,514	671,757
Thomas Cook Group PLC (a)(d)		82,838	3,703
TORM PLC (a)		167	1,593
Travis Perkins PLC		33,762	626,703
Tritax Big Box REIT PLC		173,778	338,330
Tullett Prebon PLC		98,962	439,565
Tullow Oil PLC		188,064	501,590
Ultra Electronics Holdings PLC		9,100	229,860
Unilever PLC		143,930	8,618,176
Unite Group PLC		36,588	533,185
United Utilities Group PLC		81,011	913,167
Urban & Civic PLC		64,715	276,634
Vectura Group PLC		166,711	190,467
Vesuvius PLC		22,365	115,708
Victoria PLC (a)		19,305	110,780
Victrex PLC		16,137	459,031
Vodafone Group PLC		3,496,828	7,136,053
WH Smith PLC		13,951	395,403
Whitbread PLC		15,789	830,567
William Hill PLC		127,517	326,394
WM Morrison Supermarkets PLC		334,830	862,456
Wolverhampton & Dudley Breweries PLC		147,334	235,317
Workspace Group PLC		25,915	340,725

TOTAL UNITED KINGDOM			339,528,931

United States of America - 0.1%
Southern Copper Corp.		15,154	539,179
Yum China Holdings, Inc.		47,192	2,005,660

TOTAL UNITED STATES OF AMERICA			2,544,839

TOTAL COMMON STOCKS
(Cost $3,086,170,316)			3,183,553,542

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.7%
Alpargatas SA (PN) (a)		19,125	129,900
Azul SA (a)		35,100	459,656
Banco ABC Brasil SA		3,575	16,081
Banco Bradesco SA (PN)		474,306	4,159,417
Banco do Estado Rio Grande do Sul SA		16,700	93,109
Banco Inter SA (c)		26,800	114,537
Bradespar SA (PN)		27,279	217,729
Braskem SA (PN-A) (a)		21,200	146,426
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)		29,062	297,033
Cia de Saneamento do Parana		15,500	70,186
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)		23,061	477,205
Companhia Energetica de Minas Gerais (CEMIG) (PN)		146,135	497,380
Companhia Energetica de Sao Paulo Series B		27,100	200,691
Companhia Paranaense de Energia-Copel (PN-B)		15,300	212,380
Gerdau SA		178,403	597,420
Gol Linhas Aereas Inteligentes SA (PN) (a)		11,000	100,386
Itau Unibanco Holding SA		633,860	5,726,156
Itausa-Investimentos Itau SA (PN)		569,632	1,947,302
Lojas Americanas SA (PN)		92,500	461,058
Marcopolo SA (PN)		10,356	9,373
Metalurgica Gerdau SA (PN)		60,300	94,573
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		538,186	4,078,163
Telefonica Brasil SA		56,300	745,145

TOTAL BRAZIL			20,851,306

Chile - 0.0%
Embotelladora Andina SA Class B		34,522	99,619
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		17,532	465,723

TOTAL CHILE			565,342

Colombia - 0.0%
Bancolombia SA (PN)		71,459	932,773
Grupo Aval Acciones y Valores SA		712,437	291,931
Grupo de Inversiones Suramerica SA		9,299	85,232

TOTAL COLOMBIA			1,309,936

Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		6,507	400,963
Draegerwerk AG & Co. KGaA (non-vtg.)		125	7,326
Fuchs Petrolub AG		8,877	378,992
Henkel AG & Co. KGaA		18,527	1,925,394
Jungheinrich AG		6,788	172,157
Porsche Automobil Holding SE (Germany)		20,279	1,493,156
Sartorius AG (non-vtg.)		4,474	869,232
Sixt AG Preference Shares		2,910	197,328
Sto SE & Co. KGaA		572	62,519
Volkswagen AG		21,110	4,018,958

TOTAL GERMANY			9,526,025

Italy - 0.0%
Buzzi Unicem SpA (Risparmio Shares)		12,897	197,349
Danieli & C. Officine Meccaniche SpA		1,027	11,282
Telecom Italia SpA (Risparmio Shares)		1,286,405	744,337

TOTAL ITALY			952,968

Korea (South) - 0.2%
AMOREPACIFIC Corp.		1,738	143,015
Daishin Securities Co. Ltd.		4,429	35,385
Hyundai Motor Co.		5,997	374,079
Hyundai Motor Co. Series 2		6,279	425,471
LG Chemical Ltd.		665	97,736
LG Household & Health Care Ltd.		351	221,645
Samsung Electronics Co. Ltd.		118,158	4,144,602

TOTAL KOREA (SOUTH)			5,441,933

Panama - 0.0%
Avianca Holdings SA		19,286	10,670
Russia - 0.0%
AK Transneft OAO		65	168,779
Surgutneftegas OJSC		942,955	554,811

TOTAL RUSSIA			723,590

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $37,435,169)			39,381,770
		Principal Amount	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22 (Cost $26)	INR	5,832	26

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20 (e)
(Cost $3,981,534)		4,000,000	3,984,539
		Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.83% (f)		11,413,870	11,416,152
Fidelity Securities Lending Cash Central Fund 1.84% (f)(g)		25,393,239	25,395,778
TOTAL MONEY MARKET FUNDS
(Cost $36,811,930)			36,811,930
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $3,164,398,975)			3,263,731,807
NET OTHER ASSETS (LIABILITIES) - (0.3)%			(9,025,218)
NET ASSETS - 100%			$3,254,706,589
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	211	Dec. 2019	$20,648,460	$349,328	$349,328
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	154	Dec. 2019	8,018,780	108,893	108,893
TME S&P/TSX 60 Index Contracts (Canada)	13	Dec. 2019	1,944,226	7,680	7,680
TOTAL FUTURES CONTRACTS					$465,901

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,310,778 or 1.5% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,272,555.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,505,119
Fidelity Securities Lending Cash Central Fund	331,047
Total	$2,836,166

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$205,947,962	$75,291,601	$130,654,211	$2,150
Consumer Discretionary	377,511,328	188,315,326	189,191,120	4,882
Consumer Staples	300,904,660	118,845,048	181,997,318	62,294
Energy	198,654,864	74,075,552	124,574,062	5,250
Financials	646,374,760	291,418,442	354,850,284	106,034
Health Care	273,984,862	58,281,836	215,693,024	10,002
Industrials	421,205,956	199,644,660	221,560,168	1,128
Information Technology	296,910,054	128,780,811	168,118,019	11,224
Materials	246,021,094	131,321,738	114,692,713	6,643
Real Estate	144,575,230	53,366,448	91,200,047	8,735
Utilities	110,844,542	52,403,842	58,440,700	--
Corporate Bonds	26	--	26	--
Government Obligations	3,984,539	--	3,984,539	--
Money Market Funds	36,811,930	36,811,930	--	--
Total Investments in Securities:	$3,263,731,807	$1,408,557,234	$1,854,956,231	$218,342
Derivative Instruments:
Assets
Futures Contracts	$465,901	$465,901	$--	$--
Total Assets	$465,901	$465,901	$--	$--
Total Derivative Instruments:	$465,901	$465,901	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$465,901	$0
Total Equity Risk	465,901	0
Total Value of Derivatives	$465,901	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $24,158,616) — See accompanying schedule: Unaffiliated issuers (cost $3,127,587,045)	$3,226,919,877
Fidelity Central Funds (cost $36,811,930)	36,811,930
Total Investment in Securities (cost $3,164,398,975)		$3,263,731,807
Cash		5,877
Foreign currency held at value (cost $3,172,200)		3,170,545
Receivable for investments sold		611,544
Receivable for fund shares sold		7,606,423
Dividends receivable		8,920,242
Distributions receivable from Fidelity Central Funds		113,395
Other receivables		882
Total assets		3,284,160,715
Liabilities
Payable for investments purchased	$264,527
Payable for fund shares redeemed	3,196,774
Accrued management fee	158,124
Payable for daily variation margin on futures contracts	112,714
Other payables and accrued expenses	324,553
Collateral on securities loaned	25,397,434
Total liabilities		29,454,126
Net Assets		$3,254,706,589
Net Assets consist of:
Paid in capital		$3,091,343,352
Total accumulated earnings (loss)		163,363,237
Net Assets		$3,254,706,589
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($3,254,706,589 ÷ 269,151,204 shares)		$12.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$78,791,415
Non-Cash dividends		5,719,764
Interest		130,222
Income from Fidelity Central Funds (including $331,047 from security lending)		2,836,166
Income before foreign taxes withheld		87,477,567
Less foreign taxes withheld		(7,644,494)
Total income		79,833,073
Expenses
Management fee	$1,434,604
Independent trustees' fees and expenses	8,982
Interest	1,226
Commitment fees	5,813
Total expenses before reductions	1,450,625
Expense reductions	(3,118)
Total expenses after reductions		1,447,507
Net investment income (loss)		78,385,566
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,883)	(8,781,850)
Fidelity Central Funds	(735)
Foreign currency transactions	(1,106,299)
Futures contracts	6,935,911
Total net realized gain (loss)		(2,952,973)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $324,562)	193,291,782
Assets and liabilities in foreign currencies	119,664
Futures contracts	1,785,975
Total change in net unrealized appreciation (depreciation)		195,197,421
Net gain (loss)		192,244,448
Net increase (decrease) in net assets resulting from operations		$270,630,014

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,385,566	$28,597,524
Net realized gain (loss)	(2,952,973)	1,624,140
Change in net unrealized appreciation (depreciation)	195,197,421	(154,449,643)
Net increase (decrease) in net assets resulting from operations	270,630,014	(124,227,979)
Distributions to shareholders	(29,366,688)	(12,739,319)
Share transactions - net increase (decrease)	1,751,970,675	753,570,682
Redemption fees	–	11,499
Total increase (decrease) in net assets	1,993,234,001	616,614,883
Net Assets
Beginning of period	1,261,472,588	644,857,705
End of period	$3,254,706,589	$1,261,472,588

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Index Fund

Years ended October 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$11.14	$12.39	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)B	.37	.34	.31	.08
Net realized and unrealized gain (loss)	.81	(1.36)	2.04	.01
Total from investment operations	1.18	(1.02)	2.35	.09
Distributions from net investment income	(.23)	(.17)	(.04)	–
Distributions from net realized gain	–	(.06)	(.01)	–
Total distributions	(.23)	(.23)	(.05)	–
Redemption fees added to paid in capitalB	–	–C	–C	–C
Net asset value, end of period	$12.09	$11.14	$12.39	$10.09
Total ReturnD,E	10.88%	(8.42)%	23.37%	.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.06%	.06%	.06%	.10%H
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%H
Expenses net of all reductions	.06%	.06%	.06%	.06%H
Net investment income (loss)	3.25%	2.81%	2.65%	2.09%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,254,707	$589,295	$135,488	$1,289
Portfolio turnover rateI	4%	3%	2%	1%J

 A For the period June 7, 2016 (commencement of operations) to October 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Total International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business November 9, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Total International Index Fund (formerly Institutional Premium Class). All current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount, certain deemed distributions, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$323,617,108
Gross unrealized depreciation	(239,164,413)
Net unrealized appreciation (depreciation)	$84,452,695
Tax Cost	$3,179,286,793

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$79,223,304
Net unrealized appreciation (depreciation) on securities and other investments	$84,464,496

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$29,366,688	$ 11,596,216
Long-term Capital Gains	–	1,143,103
Total	$29,366,688	$ 12,739,319

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,964,659,564 and $82,061,228, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. During July 2019, the Board approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

Prior to August 1, 2019, under the expense contract, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .06% of each class' average net assets on an annual basis with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,011,000	2.10%	$1,226

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,813 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $2,904. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $350 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,118.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Investor Class	$–	$240,444
Premium Class	–	7,540,473
Institutional Class	–	2,474,976
Fidelity Total International Index Fund	29,366,688	2,483,426
Total	$29,366,688	$12,739,319

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Investor Class
Shares sold	18,656	2,271,802	$212,470	$28,292,302
Reinvestment of distributions	–	19,410	–	236,609
Shares redeemed	(1,838,722)	(1,525,971)	(20,778,358)	(19,099,753)
Net increase (decrease)	(1,820,066)	765,241	$(20,565,888)	$9,429,158
Premium Class
Shares sold	749,820	38,944,563	$8,552,900	$481,016,695
Reinvestment of distributions	–	578,359	–	7,050,193
Shares redeemed	(50,634,660)	(21,258,693)	(572,404,366)	(253,769,567)
Net increase (decrease)	(49,884,840)	18,264,229	$(563,851,466)	$234,297,321
Institutional Class
Shares sold	11,248	26,080,594	$127,638	$322,527,531
Reinvestment of distributions	–	202,632	–	2,470,085
Shares redeemed	(8,685,711)	(26,048,101)	(98,214,683)	(301,741,078)
Net increase (decrease)	(8,674,463)	235,125	$(98,087,045)	$23,256,538
Fidelity Total International Index Fund
Shares sold	262,446,248	44,428,194	$2,966,946,794	$514,699,906
Reinvestment of distributions	2,613,038	203,727	27,959,510	2,483,426
Shares redeemed	(48,824,886)	(2,647,162)	(560,431,230)	(30,595,667)
Net increase (decrease)	216,234,400	41,984,759	$2,434,475,074	$486,587,665

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Total International Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 07, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period June 07, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity Total International Index Fund	.06%
Actual		$1,000.00	$1,016.80	$.31
Hypothetical-C		$1,000.00	$1,024.90	$.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $1,753,552 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 87% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2445 and $0.0227 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

July 2019 Contract Approval. At its July 2019 meeting, the Board voted to approve an amended and restated management contract to implement a comprehensive unitary fee for the fund (New Contract). In reaching its conclusion to approve the New Contract, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contract would change its prior conclusions. The Board considered that the New Contract would implement a comprehensive unitary fee set at the fund's current management fee and expense contract levels and payable to FMR for managing the fund and paying all of the fund's operating expenses, subject to certain exceptions. The Board also noted that the New Contract would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contract should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Total International Index Fund

The Board considered that effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.06%. The Board considered that the chart below reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate, which covers expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

TI1-I-ANN-1219
1.9879613.103

Fidelity Flex℠ Funds

Fidelity Flex℠ International Index Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ International Index Fund	11.40%	7.18%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ International Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$12,014	Fidelity Flex℠ International Index Fund
$12,101	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 11.40%, roughly in line with the benchmark MSCI ACWI (All Country World Index) ex USA Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Nestle gained 29%, as the Swiss packaged-foods giant reported favorable sales growth. Semiconductor foundry Taiwan Semiconductor Manufacturing (+34%) also stood out, reflecting the firm's better-than-expected quarterly financial results. Chinese e-commerce company Alibaba Group Holding (+24%) benefited from strong quarterly earnings, while healthy sales lifted LVMH Moet Hennessy Louis (+42%), a French luxury goods conglomerate. Dutch semiconductor equipment supplier ASML Holding (+55%) rose on higher revenue and French pharmaceutical manufacturer Roche Holdings gained 27%. In contrast, China-based Baidu returned about -46%, as the company anticipated continued challenges for its core online search-advertising business. British American Tobacco (-13%) struggled, partly reflecting investors' concern about weakness in tobacco companies' core cigarette business. Israeli generic drug maker Teva Pharmaceuticals (-59%) fell sharply, due to increasing competition and potential costly legal exposure to the opioid crisis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.2
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Novartis AG (Switzerland, Pharmaceuticals)	0.9
Toyota Motor Corp. (Japan, Automobiles)	0.7
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	0.7
10.4

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	22.2
Industrials	10.5
Consumer Discretionary	11.7
Consumer Staples	9.6
Information Technology	8.8
Health Care	8.3
Materials	6.5
Communication Services	6.5
Energy	6.5
Utilities	3.4

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	16.1%
United Kingdom	10.1%
France	6.8%
Canada	6.8%
Switzerland	6.1%
Germany	5.7%
Cayman Islands	4.6%
Australia	4.4%
Netherlands	3.3%
Other*	36.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.7%
		Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR		713	$16,328
BBVA Banco Frances SA sponsored ADR		1,062	3,717
Grupo Financiero Galicia SA sponsored ADR		1,610	18,612
Pampa Holding SA sponsored ADR (a)		1,053	16,395
Telecom Argentina SA Class B sponsored ADR		2,179	19,611
Transportadora de Gas del Sur SA Class B sponsored ADR		1,196	9,042
YPF SA Class D sponsored ADR		2,561	23,971

TOTAL ARGENTINA			107,676

Australia - 4.4%
AGL Energy Ltd.		10,976	149,829
Alumina Ltd.		40,135	62,655
AMP Ltd.		55,386	69,982
APA Group unit		21,975	176,509
Aristocrat Leisure Ltd.		9,803	213,755
ASX Ltd.		3,223	182,943
Aurizon Holdings Ltd.		33,147	134,850
Australia & New Zealand Banking Group Ltd.		48,671	894,433
Bank of Queensland Ltd.		6,640	41,441
Bendigo & Adelaide Bank Ltd.		8,073	59,249
BHP Billiton Ltd.		50,947	1,248,836
BlueScope Steel Ltd.		8,390	76,804
Boral Ltd.		19,828	68,841
Brambles Ltd.		26,808	221,623
Caltex Australia Ltd.		3,993	75,063
Challenger Ltd.		9,265	50,816
Cimic Group Ltd.		1,615	36,804
Coca-Cola Amatil Ltd.		8,379	58,801
Cochlear Ltd.		957	139,617
Coles Group Ltd.		20,312	210,206
Commonwealth Bank of Australia		30,399	1,648,237
Computershare Ltd.		8,727	95,259
Crown Ltd.		6,307	54,181
CSL Ltd.		7,896	1,392,509
DEXUS Property Group unit		18,337	151,216
Dominos Pizza Enterprises Ltd.		104	3,659
Flight Centre Travel Group Ltd.		949	27,879
Fortescue Metals Group Ltd.		24,174	147,960
Goodman Group unit		28,994	287,889
Harvey Norman Holdings Ltd.		8,770	24,745
Incitec Pivot Ltd.		30,332	72,173
Insurance Australia Group Ltd.		40,910	224,149
Lendlease Group unit		9,472	122,432
Macquarie Group Ltd.		5,585	515,705
Magellan Financial Group Ltd.		2,074	68,790
Medibank Private Ltd.		47,585	110,908
Mirvac Group unit		64,405	142,714
National Australia Bank Ltd.		48,386	949,776
Newcrest Mining Ltd.		13,478	294,202
Orica Ltd.		6,911	109,219
Origin Energy Ltd.		30,220	163,837
QBE Insurance Group Ltd.		23,655	205,808
Ramsay Health Care Ltd.		3,093	146,146
realestate.com.au Ltd.		865	64,918
Rio Tinto Ltd.		6,431	402,150
Santos Ltd.		29,782	166,586
Scentre Group unit		94,847	250,600
SEEK Ltd.		5,867	91,819
Sonic Healthcare Ltd.		7,567	149,032
South32 Ltd.		83,966	146,935
SP AusNet		30,477	38,930
Stockland Corp. Ltd. unit		40,160	135,579
Suncorp Group Ltd.		22,623	210,043
Sydney Airport unit		18,487	111,966
Tabcorp Holdings Ltd.		34,797	115,305
Telstra Corp. Ltd.		69,779	168,059
The GPT Group unit		33,114	135,924
TPG Telecom Ltd.		6,228	28,071
Transurban Group unit		46,248	473,670
Treasury Wine Estates Ltd.		12,395	150,266
Vicinity Centres unit		51,563	94,913
Washington H. Soul Pattinson & Co. Ltd.		2,509	37,505
Wesfarmers Ltd.		20,087	551,889
Westpac Banking Corp.		59,299	1,151,320
Woodside Petroleum Ltd.		16,750	371,238
Woolworths Group Ltd.		21,811	562,422
WorleyParsons Ltd.		5,652	53,051

TOTAL AUSTRALIA			16,794,641

Austria - 0.1%
Andritz AG		1,258	56,515
Erste Group Bank AG		5,136	181,411
OMV AG		2,625	153,175
Raiffeisen International Bank-Holding AG		2,646	65,071
Verbund AG		1,126	60,908
Voestalpine AG		1,769	44,293

TOTAL AUSTRIA			561,373

Bailiwick of Jersey - 0.5%
Experian PLC		15,769	495,952
Ferguson PLC		4,039	344,904
Glencore Xstrata PLC		192,954	582,409
Polymetal International PLC		4,058	66,576
WPP PLC		22,593	281,951

TOTAL BAILIWICK OF JERSEY			1,771,792

Belgium - 0.6%
Ageas		3,232	186,144
Anheuser-Busch InBev SA NV		13,158	1,062,080
Colruyt NV		923	51,306
Groupe Bruxelles Lambert SA		1,394	139,894
KBC Groep NV		4,505	315,936
Proximus		2,518	77,313
Solvay SA Class A		1,310	142,452
Telenet Group Holding NV		690	33,876
Titan Cement International Trading SA (a)		726	15,158
UCB SA		2,136	172,144
Umicore SA		3,301	136,109

TOTAL BELGIUM			2,332,412

Bermuda - 0.4%
Alibaba Health Information Technology Ltd. (a)		60,000	60,390
Alibaba Pictures Group Ltd. (a)		240,000	39,364
Beijing Enterprises Water Group Ltd.		80,000	41,698
Brilliance China Automotive Holdings Ltd.		50,000	55,139
Cheung Kong Infrastructure Holdings Ltd.		10,500	75,566
China Gas Holdings Ltd.		30,400	129,502
China Oriental Group Co. Ltd. (H Shares)		16,000	5,584
China Resource Gas Group Ltd.		16,000	96,469
Cosco Shipping Ports Ltd.		29,015	22,811
Credicorp Ltd. (United States)		1,160	248,286
Dairy Farm International Holdings Ltd.		5,600	33,753
GOME Electrical Appliances Holdings Ltd. (a)		148,000	13,379
Haier Electronics Group Co. Ltd.		24,000	68,522
HengTen Networks Group Ltd. (a)		216,000	3,108
Hongkong Land Holdings Ltd.		19,900	109,319
Jardine Matheson Holdings Ltd.		3,706	211,283
Jardine Strategic Holdings Ltd.		3,662	118,253
Kerry Properties Ltd.		11,000	35,570
Kunlun Energy Co. Ltd.		48,000	44,675
Luye Pharma Group Ltd. (b)		23,500	17,370
Nine Dragons Paper (Holdings) Ltd.		21,000	18,217
NWS Holdings Ltd.		26,000	38,695
Shangri-La Asia Ltd.		18,000	18,475
Shenzhen International Holdings Ltd.		15,113	30,725
Sihuan Pharmaceutical Holdings Group Ltd.		76,000	9,958
Yue Yuen Industrial (Holdings) Ltd.		12,000	33,818

TOTAL BERMUDA			1,579,929

Brazil - 1.3%
Ambev SA		83,000	359,691
Atacadao Distribuicao Comercio e Industria Ltda		5,500	26,207
B2W Companhia Global do Varejo (a)		3,827	48,476
Banco Bradesco SA		23,737	194,430
Banco do Brasil SA		14,400	172,886
Banco Santander SA (Brasil) unit		7,100	83,313
BB Seguridade Participacoes SA		12,200	103,337
BM&F BOVESPA SA		36,200	436,693
BR Malls Participacoes SA		11,900	45,547
Brasil Foods SA (a)		9,800	86,772
BTG Pactual Participations Ltd. unit		3,800	61,550
CCR SA		21,400	87,724
Centrais Eletricas Brasileiras SA (Electrobras) (a)		4,400	43,402
Cielo SA		19,140	36,080
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		5,700	77,630
Companhia Siderurgica Nacional SA (CSN)		10,100	29,717
Cosan SA Industria e Comercio		2,400	34,583
Drogasil SA		3,800	104,226
Embraer SA		13,100	57,260
Energisa SA unit		3,100	37,041
ENGIE Brasil Energia SA		3,250	36,677
Equatorial Energia SA		3,800	96,533
Hypermarcas SA		7,300	62,470
IRB Brasil Resseguros SA		11,400	107,420
JBS SA		18,300	129,088
Klabin SA unit		13,600	53,647
Kroton Educacional SA		25,000	60,279
Localiza Rent A Car SA		9,500	102,284
Lojas Renner SA		13,630	172,478
M. Dias Branco SA		1,700	16,002
Magazine Luiza SA		10,200	113,534
Multiplan Empreendimentos Imobiliarios SA		3,900	28,405
Natura Cosmeticos SA		6,400	49,725
Notre Dame Intermedica Participacoes SA		5,900	88,268
Petrobras Distribuidora SA		11,500	81,092
Petroleo Brasileiro SA - Petrobras (ON)		51,100	416,649
Porto Seguro SA		1,300	18,606
Rumo SA (a)		18,000	102,331
Sul America SA unit		4,200	50,572
Suzano Papel e Celulose SA		9,130	74,306
TIM Participacoes SA		16,900	48,123
Ultrapar Participacoes SA		11,800	55,521
Vale SA (a)		55,573	654,045
Weg SA		15,780	100,334

TOTAL BRAZIL			4,844,954

Canada - 6.6%
Agnico Eagle Mines Ltd. (Canada)		3,961	243,446
Air Canada (a)		2,149	76,523
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		15,308	459,089
AltaGas Ltd.		4,762	69,273
ATCO Ltd. Class I (non-vtg.)		1,273	44,750
Aurora Cannabis, Inc. (a)(c)		11,955	42,842
Bank of Montreal		11,161	826,207
Bank of Nova Scotia		21,001	1,204,476
Barrick Gold Corp. (Canada)		31,084	539,976
Bausch Health Cos., Inc. (Canada) (a)		5,369	133,461
BCE, Inc.		2,551	121,013
BlackBerry Ltd. (a)		8,565	45,000
Bombardier, Inc. Class B (sub. vtg.) (a)		37,324	47,041
Brookfield Asset Management, Inc. Class A		15,393	851,167
CAE, Inc.		4,490	112,599
Cameco Corp.		6,742	60,197
Canadian Imperial Bank of Commerce		7,834	668,010
Canadian National Railway Co.		12,514	1,119,239
Canadian Natural Resources Ltd.		21,115	532,404
Canadian Pacific Railway Ltd.		2,467	560,999
Canadian Tire Ltd. Class A (non-vtg.)		956	103,062
Canadian Utilities Ltd. Class A (non-vtg.)		2,274	66,316
CCL Industries, Inc. Class B		2,650	109,070
Cenovus Energy, Inc. (Canada)		17,874	152,264
CGI Group, Inc. Class A (sub. vtg.) (a)		4,338	337,199
CI Financial Corp.		3,784	55,075
Constellation Software, Inc.		358	353,578
Cronos Group, Inc. (a)(c)		3,075	25,168
Dollarama, Inc.		5,028	169,152
Emera, Inc.		4,001	165,648
Empire Co. Ltd. Class A (non-vtg.)		3,522	93,512
Enbridge, Inc.		35,022	1,275,534
Encana Corp. (Toronto)		23,937	93,778
Fairfax Financial Holdings Ltd. (sub. vtg.)		468	198,272
First Capital Realty, Inc.		2,872	47,536
First Quantum Minerals Ltd.		12,098	102,233
Fortis, Inc.		7,712	320,401
Franco-Nevada Corp.		3,329	323,017
George Weston Ltd.		1,561	124,977
Gildan Activewear, Inc.		3,670	93,763
Great-West Lifeco, Inc.		4,705	114,419
H&R (REIT) unit		2,756	46,620
Husky Energy, Inc.		5,980	41,771
Hydro One Ltd. (b)		5,516	102,564
iA Financial Corp, Inc.		1,783	85,867
IGM Financial, Inc.		1,276	36,010
Imperial Oil Ltd.		5,612	139,757
Intact Financial Corp.		2,455	253,310
Inter Pipeline Ltd.		6,949	116,652
Keyera Corp.		3,506	81,268
Kinross Gold Corp. (a)		21,482	104,384
Kirkland Lake Gold Ltd.		3,437	161,399
Loblaw Companies Ltd.		3,077	164,094
Lundin Mining Corp.		12,501	63,117
Magna International, Inc. Class A (sub. vtg.)		5,439	292,453
Manulife Financial Corp.		34,427	641,177
Methanex Corp.		1,037	39,296
Metro, Inc. Class A (sub. vtg.)		4,449	188,148
National Bank of Canada		5,721	295,454
Nutrien Ltd.		10,239	489,833
Onex Corp. (sub. vtg.)		1,443	84,831
Open Text Corp.		4,979	201,186
Pembina Pipeline Corp.		9,240	325,305
Power Corp. of Canada (sub. vtg.)		4,915	113,742
Power Financial Corp.		4,732	110,656
PrairieSky Royalty Ltd.		3,191	31,157
Quebecor, Inc. Class B (sub. vtg.)		3,026	70,349
Restaurant Brands International, Inc.		4,097	268,042
Restaurant Brands International, Inc.		241	15,771
RioCan (REIT)		2,856	57,311
Rogers Communications, Inc. Class B (non-vtg.)		6,534	307,625
Royal Bank of Canada		24,485	1,975,011
Saputo, Inc.		3,943	114,359
Shaw Communications, Inc. Class B		8,413	171,696
Shopify, Inc. Class A (a)		1,725	540,904
Smart (REIT)		1,386	33,506
SNC-Lavalin Group, Inc.		2,996	54,160
Sun Life Financial, Inc.		10,377	465,551
Suncor Energy, Inc.		27,536	818,700
TC Energy Corp.		16,089	810,985
Teck Resources Ltd. Class B (sub. vtg.)		8,820	139,422
TELUS Corp.		3,560	126,631
The Stars Group, Inc. (a)		3,813	82,971
The Toronto-Dominion Bank		31,479	1,797,537
Thomson Reuters Corp.		3,524	236,815
Tourmaline Oil Corp.		3,999	34,309
Vermilion Energy, Inc.		2,827	37,347
West Fraser Timber Co. Ltd.		938	43,371
Wheaton Precious Metals Corp.		7,959	223,101
WSP Global, Inc.		1,730	107,943

TOTAL CANADA			24,825,154

Cayman Islands - 4.6%
3SBio, Inc. (a)(b)		19,500	36,324
51job, Inc. sponsored ADR (a)		354	27,885
58.com, Inc. ADR (a)		1,605	84,760
AAC Technology Holdings, Inc.		11,500	74,420
Agile Property Holdings Ltd.		26,000	35,045
Airtac International Group		2,000	27,379
Alibaba Group Holding Ltd. sponsored ADR (a)		24,623	4,350,145
Anta Sports Products Ltd.		18,000	176,078
ASM Pacific Technology Ltd.		5,100	71,210
Autohome, Inc. ADR Class A (a)(c)		991	83,799
Baidu.com, Inc. sponsored ADR (a)		4,895	498,556
Baozun, Inc. sponsored ADR (a)(c)		658	28,636
BeiGene Ltd. ADR (a)		631	87,293
Bosideng International Holdings Ltd.		52,000	26,890
Budweiser Brewing Co. APAC Ltd. (a)(b)		20,000	72,613
Chailease Holding Co. Ltd.		20,867	94,079
Cheung Kong Property Holdings Ltd.		47,000	327,012
China Aoyuan Property Group Ltd.		20,000	25,559
China Conch Venture Holdings Ltd.		25,500	99,779
China Education Group Holdings Ltd.		11,000	16,432
China First Capital Group Ltd. (a)		44,000	12,511
China Hongqiao Group Ltd.		29,500	16,384
China Investment Fund International Holdings Co. Ltd. (d)		16,000	23,563
China Literature Ltd. (a)(b)		3,800	14,887
China Medical System Holdings Ltd.		22,000	29,835
China Mengniu Dairy Co. Ltd.		47,000	187,377
China Resources Cement Holdings Ltd.		38,000	41,613
China Resources Land Ltd.		46,000	195,632
China State Construction International Holdings Ltd.		32,000	29,471
China Zhongwang Holdings Ltd.		27,600	11,458
CIFI Holdings Group Co. Ltd.		54,590	36,410
CK Hutchison Holdings Ltd.		48,000	443,188
Country Garden Holdings Co. Ltd.		130,000	180,470
Country Garden Services Holdings Co. Ltd.		20,000	67,767
Ctrip.com International Ltd. ADR (a)		8,567	282,625
Dali Foods Group Co. Ltd. (b)		33,000	22,561
ENN Energy Holdings Ltd.		13,400	152,875
Evergrande Real Estate Group Ltd.		32,000	77,896
Future Land Development Holding Ltd.		26,000	27,399
GDS Holdings Ltd. ADR (a)		983	40,971
Geely Automobile Holdings Ltd.		88,000	166,515
Genscript Biotech Corp. (a)		14,000	33,543
Greentown Service Group Co. Ltd.		18,000	20,422
Haidilao International Holding Ltd. (b)		6,000	29,047
Haitian International Holdings Ltd.		10,000	23,597
Hengan International Group Co. Ltd.		12,000	83,784
Huazhu Group Ltd. ADR		2,214	83,822
Hutchison China Meditech Ltd. sponsored ADR (a)		1,005	18,995
iQIYI, Inc. ADR (a)(c)		2,212	38,555
JD.com, Inc. sponsored ADR (a)		13,009	405,230
Jiayuan International Group Ltd.		11	4
Kaisa Group Holdings Ltd.		49,000	21,428
Kingboard Chemical Holdings Ltd.		11,500	30,646
Kingboard Laminates Holdings Ltd.		18,500	16,936
Kingdee International Software Group Co. Ltd.		39,000	42,734
Kingsoft Corp. Ltd. (a)		14,000	32,220
KWG Property Holding Ltd.		18,500	18,629
Lee & Man Paper Manufacturing Ltd.		23,000	12,790
Li Ning Co. Ltd.		32,500	110,202
Lijun International Pharmaceutical Holding Ltd.		24,000	20,016
Logan Property Holdings Co. Ltd.		28,000	42,643
Longfor Properties Co. Ltd. (b)		31,000	128,655
Meitu, Inc. (a)(b)		36,500	8,078
Meituan Dianping Class B (a)		17,900	213,514
Melco Crown Entertainment Ltd. sponsored ADR		3,523	75,885
MGM China Holdings Ltd.		16,000	25,336
Momo, Inc. ADR		2,528	84,739
NetEase, Inc. ADR		1,244	355,610
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		2,533	309,178
Nexteer Auto Group Ltd.		11,000	10,252
NIO, Inc. sponsored ADR (a)(c)		10,287	14,916
Noah Holdings Ltd. sponsored ADR (a)		559	16,932
Pinduoduo, Inc. ADR (a)(c)		3,232	132,124
Sands China Ltd.		40,400	198,995
Semiconductor Manufacturing International Corp. (a)		56,500	71,769
Shenzhou International Group Holdings Ltd.		13,900	192,079
Shimao Property Holdings Ltd.		18,000	60,302
Shui On Land Ltd.		34,500	6,943
SINA Corp. (a)		995	39,402
Sino Biopharmaceutical Ltd.		115,500	171,967
SOHO China Ltd.		31,000	10,578
Sunac China Holdings Ltd.		41,000	185,967
Sunny Optical Technology Group Co. Ltd.		12,200	196,101
TAL Education Group ADR (a)		6,795	290,894
Tencent Holdings Ltd.		98,900	4,011,673
Tencent Music Entertainment Group ADR (a)		1,222	16,912
Tingyi (Cayman Islands) Holding Corp.		32,000	42,569
Towngas China Co. Ltd.		15,181	11,703
Uni-President China Holdings Ltd.		26,000	26,856
Vipshop Holdings Ltd. ADR (a)		6,982	80,572
Want Want China Holdings Ltd.		81,000	68,235
Weibo Corp. sponsored ADR (a)		860	42,303
WH Group Ltd. (b)		159,500	168,359
Wharf Real Estate Investment Co. Ltd.		21,000	123,516
Wuxi Biologics (Cayman), Inc. (a)(b)		9,500	111,639
Wynn Macau Ltd.		28,800	62,498
Xiaomi Corp. Class B (a)(b)		129,800	147,063
Xinyi Solar Holdings Ltd.		52,143	29,463
Yihai International Holding Ltd.		8,000	54,406
Yuzhou Properties Co.		17,586	7,429
YY, Inc. ADR (a)		955	54,282
Zhen Ding Technology Holding Ltd.		9,000	42,790
Zhongsheng Group Holdings Ltd. Class H		8,500	28,179
ZTO Express (Cayman), Inc. sponsored ADR		5,296	116,512

TOTAL CAYMAN ISLANDS			17,437,720

Chile - 0.2%
Aguas Andinas SA		45,960	21,071
Banco de Chile		730,838	94,114
Banco de Credito e Inversiones		732	40,756
Banco Santander Chile		1,266,887	78,600
Cencosud SA		24,276	32,964
Colbun SA (a)		131,544	22,696
Compania Cervecerias Unidas SA		2,280	22,751
Compania de Petroleos de Chile SA (COPEC)		7,698	68,833
CorpBanca SA		2,383,336	14,462
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)		2,550	19,947
Empresas CMPC SA		17,857	40,694
Enel Chile SA		408,328	33,581
Enersis SA		662,639	123,753
LATAM Airlines Group SA		5,151	56,956
S.A.C.I. Falabella		12,178	61,990

TOTAL CHILE			733,168

China - 2.9%
Agricultural Bank of China Ltd.:
(A Shares)		80,200	41,443
(H Shares)		445,000	183,119
Aier Eye Hospital Group Co. Ltd. (A Shares)		4,420	24,809
Air China Ltd. (H Shares)		28,000	24,721
Aluminum Corp. of China Ltd. (H Shares) (a)		68,000	20,146
Angang Steel Co. Ltd. (H Shares)		28,600	9,567
Anhui Conch Cement Co. Ltd. (H Shares)		23,500	140,453
AviChina Industry & Technology Co. Ltd. (H Shares)		38,000	17,949
Baic Motor Corp. Ltd. (H Shares) (b)		28,000	17,369
Bank Communications Co. Ltd.:
(H Shares)		135,000	92,198
Class A		34,800	27,717
Bank of Beijing Co. Ltd. (A Shares)		36,300	28,540
Bank of China Ltd.:
(A Shares)		6,000	3,151
(H Shares)		1,397,000	569,676
Bank of Jiangsu Co. Ltd. (A Shares)		22,300	22,388
Bank of Nanjing Co. Ltd. (A Shares)		6,000	7,349
Bank of Ningbo Co. Ltd. (A Shares)		8,000	30,666
Bank of Shanghai Co. Ltd. (A Shares)		8,918	11,808
Baoshan Iron & Steel Co. Ltd. (A Shares)		7,300	6,008
BBMG Corp. (H Shares)		60,000	17,172
Beijing Capital International Airport Co. Ltd. (H Shares)		26,000	24,625
Beijing Tongrentang Co. Ltd. (A Shares)		5,400	21,076
BOE Technology Group Co. Ltd. (A Shares)		18,600	9,416
BYD Co. Ltd. (H Shares)		12,500	58,631
CGN Power Co. Ltd. (H Shares) (b)		214,000	55,581
China Cinda Asset Management Co. Ltd. (H Shares)		114,000	23,649
China CITIC Bank Corp. Ltd. (H Shares)		164,000	95,064
China Coal Energy Co. Ltd. (H Shares)		18,000	7,178
China Communications Construction Co. Ltd. (H Shares)		84,000	63,944
China Communications Services Corp. Ltd. (H Shares)		32,000	19,761
China Construction Bank Corp. (H Shares)		1,679,000	1,345,333
China Eastern Airlines Corp. Ltd. (H Shares) (a)		30,000	14,962
China Everbright Bank Co. Ltd. (A Shares)		66,500	40,964
China Fortune Land Development Co. Ltd. (A Shares)		2,300	9,325
China Galaxy Securities Co. Ltd. (H Shares)		59,000	30,083
China Huarong Asset Management Co. Ltd. (b)		141,000	20,816
China International Capital Corp. Ltd. (H Shares) (b)		20,000	36,469
China International Travel Service Corp. Ltd. (A Shares)		1,600	20,517
China Life Insurance Co. Ltd. (H Shares)		137,000	352,322
China Longyuan Power Grid Corp. Ltd. (H Shares)		52,000	28,092
China Merchants Bank Co. Ltd.:
(A Shares)		7,800	39,286
(H Shares)		77,000	367,231
China Merchants Securities Co. Ltd. (A Shares)		3,800	8,865
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		3,500	9,296
China Minsheng Banking Corp. Ltd.:
(A Shares)		58,500	51,064
(H Shares)		105,400	73,724
China Molybdenum Co. Ltd.:
(H Shares)		48,000	15,127
Class A		19,000	9,164
China National Building Materials Co. Ltd. (H Shares)		63,000	53,098
China National Nuclear Power Co. Ltd. (A Shares)		11,400	8,185
China Northern Rare Earth Group High-Tech Co. Ltd.		3,200	4,568
China Oilfield Services Ltd. (H Shares)		30,000	41,768
China Pacific Insurance (Group) Co. Ltd. (H Shares)		55,600	201,733
China Petroleum & Chemical Corp.:
(A Shares)		18,500	12,867
(H Shares)		460,000	261,637
China Railway Construction Corp. Ltd. (H Shares)		38,500	42,111
China Railway Group Ltd.:
(A Shares)		83,400	68,216
(H Shares)		51,000	30,738
China Railway Signal & Communications Corp. (H Shares) (b)		22,000	13,134
China Reinsurance Group Corp. (H Shares)		82,000	13,378
China Shenhua Energy Co. Ltd.:
(A Shares)		5,800	15,177
(H Shares)		51,000	103,578
China Shipbuilding Industry Co. (A Shares)		25,200	18,944
China Shipping Development Co. Ltd. (H Shares)		12,000	5,162
China Southern Airlines Ltd. (H Shares)		32,000	19,694
China State Construction Engineering Corp. Ltd. (A Shares)		82,800	61,624
China Telecom Corp. Ltd. (H Shares)		230,000	97,844
China Tower Corp. Ltd. (H Shares) (b)		750,000	165,070
China United Network Communications Ltd. (A Shares)		38,500	33,517
China Vanke Co. Ltd. (H Shares)		32,400	118,148
China Yangtze Power Co. Ltd. (A Shares)		22,900	58,068
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		26,000	13,877
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		1,200	8,273
CITIC Securities Co. Ltd.:
(A Shares)		5,100	15,694
(H Shares)		39,500	72,471
Contemporary Amperex Technology Co. Ltd.		600	5,853
COSCO Shipping Development Co. Ltd. (H Shares)		37,000	4,145
COSCO SHIPPING Holdings Co. Ltd. (H Shares) (a)		40,500	15,152
CRRC Corp. Ltd.:
(A Shares)		30,000	30,653
(H Shares)		62,000	41,468
Daqin Railway Co. Ltd. (A Shares)		6,400	6,932
Datang International Power Generation Co. Ltd. (H Shares)		26,000	5,128
Dong E-E-Jiao Co. Ltd. (A Shares)		3,000	15,033
Dongfeng Motor Group Co. Ltd. (H Shares)		40,000	40,125
East Money Information Co. Ltd. (A Shares)		8,300	17,547
Focus Media Information Technology Co. Ltd. (A Shares)		7,100	6,040
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		2,500	39,649
Foxconn Industrial Internet Co. Ltd. (A Shares)		3,100	6,753
Fuyao Glass Industries Group Co. Ltd. (H Shares) (b)		7,600	21,475
GF Securities Co. Ltd. (H Shares)		40,600	42,284
GoerTek, Inc. (A Shares)		2,600	6,852
Great Wall Motor Co. Ltd. (H Shares)		51,000	41,323
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		1,800	15,007
Guangzhou Automobile Group Co. Ltd. (H Shares)		46,000	45,942
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (A Shares)		2,800	13,419
Guangzhou R&F Properties Co. Ltd. (H Shares)		16,400	25,411
Guotai Junan Securities Co. Ltd.:
(A Shares)		9,600	23,235
(H Shares) (b)		11,200	17,115
Haier Smart Home Co. Ltd. (A Shares)		4,200	9,539
Haitong Securities Co. Ltd.:
(A Shares)		7,300	14,603
(H Shares)		55,200	56,354
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		10,300	47,179
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		4,900	20,727
Hengli Petrochemical Co. Ltd. (A Shares)		4,500	10,290
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		400	5,511
Huadian Power International Corp. Ltd.:
(A Shares)		35,600	17,784
(H Shares)		16,000	5,995
Huadong Medicine Co. Ltd. (A Shares)		1,600	5,922
Huaneng Power International, Inc. (H Shares)		68,000	32,298
Huaneng Renewables Corp. Ltd. (H Shares)		72,000	27,488
Huatai Securities Co. Ltd. (H Shares) (b)		38,000	56,484
Huaxia Bank Co. Ltd. (A Shares)		41,300	43,908
Huayu Automotive Systems Co. Ltd. (A Shares)		2,600	9,266
Hundsun Technologies, Inc. (A Shares)		700	7,567
iFlytek Co. Ltd. (A Shares)		4,400	20,669
Industrial & Commercial Bank of China Ltd. (H Shares)		1,168,000	836,747
Industrial Bank Co. Ltd. (A Shares)		22,800	60,566
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		8,000	32,926
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)		62,400	12,134
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		47,800	41,693
Jiangsu Expressway Co. Ltd. (H Shares)		18,000	23,914
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		5,300	68,337
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		1,900	27,138
Jiangxi Copper Co. Ltd. (H Shares)		23,000	26,927
Kangmei Pharmaceutical Co. Ltd. (A Shares)		3,200	1,692
Kweichow Moutai Co. Ltd. (A Shares)		1,000	167,370
Legend Holdings Corp.:
(H Shares) (b)		5,700	12,530
rights (a)(d)		438	73
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		6,400	27,418
LONGi Green Energy Technology Co. Ltd.		3,100	10,036
Luxshare Precision Industry Co. Ltd. (A Shares)		5,880	26,500
Luzhou Laojiao Co. Ltd. (A Shares)		1,600	19,786
Maanshan Iron & Steel Co. Ltd. (A Shares)		26,900	10,152
Metallurgical Corp. China Ltd. (H Shares)		62,000	13,125
Midea Group Co. Ltd. (A Shares)		5,500	43,317
Muyuan Foodstuff Co. Ltd. (A Shares)		1,600	22,355
NARI Technology Co. Ltd. (A Shares)		4,600	14,326
New China Life Insurance Co. Ltd. (H Shares)		16,300	63,263
Orient Securities Co. Ltd. (A Shares)		4,800	6,809
People's Insurance Co. of China Group (H Shares)		136,000	57,280
PetroChina Co. Ltd.:
(A Shares)		10,000	8,346
(H Shares)		386,000	188,237
PICC Property & Casualty Co. Ltd. (H Shares)		118,000	149,331
Ping An Bank Co. Ltd. (A Shares)		9,800	22,614
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		5,800	72,410
(H Shares)		99,500	1,148,408
Poly Developments & Holdings (A Shares)		17,700	36,178
Postal Savings Bank of China Co. Ltd. (H Shares) (b)		128,000	82,069
Power Construction Corp. of China Ltd. (A Shares)		10,500	6,649
SAIC Motor Corp. Ltd. (A Shares)		12,700	42,357
Sanan Optoelectronics Co. Ltd. (A Shares)		3,300	7,114
Sany Heavy Industry Co. Ltd. (A Shares)		9,500	18,154
Seazen Holdings Co. Ltd. (A Shares)		2,700	12,189
Shaanxi Coal Industry Co. Ltd. (A Shares)		15,100	17,955
Shandong Gold Mining Co. Ltd. (A Shares)		3,000	13,628
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		36,000	41,329
Shanghai Electric Group Co. Ltd. (H Shares)		42,000	12,847
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)		9,000	25,401
Shanghai International Airport Co. Ltd. (A Shares)		1,400	15,154
Shanghai International Port Group Co. Ltd. (A Shares)		7,000	5,767
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		29,625	32,629
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)		17,400	31,440
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		37,900	67,275
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		700	8,834
Shenwan Hongyuan Group Co. Ltd. (A Shares)		14,000	9,516
Shenzhen Kangtai Biological Products Co. Ltd.		600	7,372
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		300	7,575
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		1,400	4,745
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		3,300	10,331
Sinopec Engineering Group Co. Ltd. (H Shares)		23,500	13,425
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)		48,000	13,257
Sinopharm Group Co. Ltd. (H Shares)		19,200	68,760
Sinotrans Ltd. (H Shares)		41,000	12,055
Suning.com Co. Ltd. (A Shares)		4,400	6,587
Tong Ren Tang Technologies Co. Ltd. (H Shares)		15,000	14,934
Tongwei Co. Ltd. (A Shares)		3,000	5,405
TravelSky Technology Ltd. (H Shares)		14,000	31,912
Tsingtao Brewery Co. Ltd. (H Shares)		8,000	46,360
Walvax Biotechnology Co. Ltd. (A Shares)		1,400	5,993
Wanhua Chemical Group Co. Ltd. (A Shares)		4,900	31,690
Weichai Power Co. Ltd. (H Shares)		36,000	56,665
Wens Foodstuffs Group Co. Ltd. (A Shares)		3,500	19,993
Wuliangye Yibin Co. Ltd. (A Shares)		3,200	59,862
WuXi AppTec Co. Ltd.		2,200	29,367
WuXi AppTec Co. Ltd. (H Shares) (b)		2,660	32,071
XCMG Construction Machinery Co. Ltd. (A Shares)		30,200	19,362
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		5,236	9,336
(H Shares)		7,616	9,083
Yanzhou Coal Mining Co. Ltd. (H Shares)		32,000	32,466
Yonghui Superstores Co. Ltd. (A Shares)		13,100	15,508
Yonyou Network Technology Co. Ltd. (A Shares)		3,400	14,248
Yunnan Baiyao Group Co. Ltd. (A Shares)		2,900	35,637
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		1,100	16,937
Zhaojin Mining Industry Co. Ltd. (H Shares)		16,000	17,894
Zhejiang Expressway Co. Ltd. (H Shares)		30,000	24,566
Zhejiang Longsheng Group Co. Ltd. (A Shares)		2,600	5,103
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)		4,000	13,315
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		8,900	33,024
Zijin Mining Group Co. Ltd. (H Shares)		112,000	38,796
ZTE Corp. (H Shares) (a)		17,200	47,986

TOTAL CHINA			11,098,378

Colombia - 0.1%
Bancolombia SA		4,718	57,370
Cementos Argos SA		8,641	19,506
Ecopetrol SA		76,348	68,668
Grupo de Inversiones Suramerica SA		5,171	52,322
Interconexion Electrica SA ESP		7,981	46,044
Inversiones Argos SA		3,671	19,876

TOTAL COLOMBIA			263,786

Czech Republic - 0.0%
Ceske Energeticke Zavody A/S		3,257	74,298
Komercni Banka A/S		1,308	44,213
MONETA Money Bank A/S (b)		6,836	22,719

TOTAL CZECH REPUBLIC			141,230

Denmark - 1.2%
A.P. Moller - Maersk A/S:
Series A		85	102,018
Series B		92	117,355
Carlsberg A/S Series B		1,879	264,341
Christian Hansen Holding A/S		1,880	144,338
Coloplast A/S Series B		2,122	255,699
Danske Bank A/S		11,061	157,821
DSV A/S		3,832	371,828
Genmab A/S (a)		1,095	239,252
H Lundbeck A/S		1,209	41,240
ISS Holdings A/S		2,528	66,155
Novo Nordisk A/S Series B		30,650	1,685,404
Novozymes A/S Series B		3,578	168,463
ORSTED A/S (b)		3,309	290,256
Pandora A/S		1,655	81,381
Tryg A/S		2,024	56,531
Vestas Wind Systems A/S		3,331	271,369
William Demant Holding A/S (a)		1,821	48,061

TOTAL DENMARK			4,361,512

Egypt - 0.0%
Commercial International Bank SAE		20,113	100,939
Commercial International Bank SAE sponsored GDR		4,202	20,758
Eastern Tobacco Co.		12,960	12,856
Elsewedy Electric Co.		7,370	6,142

TOTAL EGYPT			140,695

Finland - 0.7%
Elisa Corp. (A Shares)		2,459	134,301
Fortum Corp.		7,462	182,177
Kone OYJ (B Shares)		5,870	373,430
Metso Corp.		1,652	62,423
Neste Oyj		7,070	255,164
Nokia Corp.		98,978	363,350
Nokian Tyres PLC		2,112	60,301
Nordea Bank ABP (Stockholm Stock Exchange)		56,308	412,137
Orion Oyj (B Shares)		1,635	72,467
Sampo Oyj (A Shares)		7,805	319,848
Stora Enso Oyj (R Shares)		10,144	131,521
UPM-Kymmene Corp.		9,556	310,568
Wartsila Corp.		7,722	81,490

TOTAL FINLAND			2,759,177

France - 6.8%
Accor SA		3,120	134,039
Aeroports de Paris		512	97,304
Air Liquide SA		8,129	1,079,793
Alstom SA		3,200	138,297
Amundi SA (b)		1,157	82,586
Arkema SA		1,234	126,122
Atos Origin SA		1,658	128,672
AXA SA		33,245	880,036
BIC SA		374	25,966
bioMerieux SA		686	56,120
BNP Paribas SA		19,489	1,018,487
Bollore SA		13,672	59,164
Bollore SA (a)		79	337
Bouygues SA		3,753	159,057
Bureau Veritas SA		5,163	131,807
Capgemini SA		2,796	314,800
Carrefour SA		9,941	169,135
Casino Guichard Perrachon SA		923	49,793
CNP Assurances		2,700	53,541
Compagnie de St. Gobain		8,785	357,330
Covivio		715	80,940
Credit Agricole SA		20,348	265,508
Danone SA		10,598	877,952
Dassault Aviation SA		42	58,319
Dassault Systemes SA		2,318	351,725
Edenred SA		3,984	209,726
EDF SA		10,146	104,694
Eiffage SA		1,353	145,347
ENGIE		31,410	525,298
Essilor International SA		4,881	744,709
Eurazeo SA		658	45,867
Eutelsat Communications		2,763	52,387
Faurecia SA		1,278	59,551
Gecina SA		769	131,909
Groupe Eurotunnel SA		7,290	122,039
Hermes International SCA		530	381,265
ICADE		493	48,276
Iliad SA		452	46,782
Imerys SA		608	23,476
Ingenico SA		1,039	110,943
Ipsen SA		612	65,185
JCDecaux SA		1,301	35,550
Kering SA		1,309	744,855
Klepierre SA		3,581	133,356
L'Oreal SA		4,358	1,272,473
Legrand SA		4,758	371,356
LVMH Moet Hennessy Louis Vuitton SE		4,779	2,040,901
Michelin CGDE Series B		2,980	362,837
Natixis SA		16,032	73,507
Orange SA		34,694	558,383
Pernod Ricard SA		3,690	681,108
Peugeot Citroen SA		10,413	263,629
Publicis Groupe SA		3,724	160,276
Remy Cointreau SA		365	48,809
Renault SA		3,378	172,400
Safran SA		5,654	894,493
Sanofi SA		19,478	1,795,621
Sartorius Stedim Biotech		475	71,095
Schneider Electric SA		9,575	889,905
SCOR SE		2,751	115,916
SEB SA		356	54,038
Societe Generale Series A		13,595	386,627
Sodexo SA		1,688	185,627
SR Teleperformance SA		1,000	226,629
Suez Environnement SA		5,958	92,863
Thales SA		1,902	185,911
Total SA		41,306	2,183,776
Ubisoft Entertainment SA (a)		1,398	82,543
Valeo SA		4,187	155,690
Veolia Environnement SA		9,068	238,376
VINCI SA		8,780	985,109
Vivendi SA		16,137	449,220
Wendel SA		469	66,431
Worldline SA (a)(b)		1,388	84,291

TOTAL FRANCE			25,577,885

Germany - 5.3%
adidas AG		3,117	962,439
Allianz SE		7,239	1,767,928
Axel Springer SE (a)		814	56,741
BASF AG		15,997	1,216,080
Bayer AG		16,208	1,257,355
Bayerische Motoren Werke AG (BMW)		5,891	451,441
Beiersdorf AG		1,677	198,539
Brenntag AG		3,157	158,445
Carl Zeiss Meditec AG		668	72,826
Commerzbank AG		16,499	98,686
Continental AG		1,964	263,060
Covestro AG (b)		3,117	149,659
Daimler AG (Germany)		15,857	926,887
Delivery Hero AG (a)(b)		1,882	88,221
Deutsche Bank AG		33,615	243,465
Deutsche Borse AG		3,296	510,418
Deutsche Lufthansa AG		4,439	76,960
Deutsche Post AG		17,486	619,193
Deutsche Telekom AG		57,165	1,005,851
Deutsche Wohnen AG (Bearer)		6,010	226,024
Drillisch AG		878	23,482
E.ON AG		38,490	388,151
Evonik Industries AG		3,495	92,187
Fraport AG Frankfurt Airport Services Worldwide		740	61,850
Fresenius Medical Care AG & Co. KGaA		3,842	277,314
Fresenius SE & Co. KGaA		7,511	394,767
GEA Group AG		2,513	76,823
Hannover Reuck SE		989	175,161
HeidelbergCement Finance AG		2,573	191,177
Henkel AG & Co. KGaA		1,905	183,463
Hochtief AG		401	50,001
Hugo Boss AG		1,049	44,131
Infineon Technologies AG		21,977	425,668
KION Group AG		1,082	71,898
Knorr-Bremse AG		852	85,987
Lanxess AG		1,454	94,542
Merck KGaA		2,181	260,031
Metro Wholesale & Food Specialist AG		3,213	52,319
MTU Aero Engines Holdings AG		935	249,648
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		2,474	687,054
Puma AG		1,458	109,681
RWE AG		9,644	293,960
SAP SE		16,991	2,251,333
Siemens AG		13,263	1,530,551
Siemens Healthineers AG (b)		2,471	104,986
Symrise AG		2,228	214,396
Telefonica Deutschland Holding AG		18,066	57,324
Thyssenkrupp AG		6,539	93,313
TUI AG		302	3,942
TUI AG (GB)		7,227	94,551
Uniper SE		3,307	103,051
United Internet AG		2,061	62,086
Volkswagen AG		508	96,261
Vonovia SE		8,840	470,385
Wirecard AG		2,065	261,516
Zalando SE (a)(b)		2,318	100,438

TOTAL GERMANY			20,083,646

Greece - 0.1%
Alpha Bank AE (a)		22,659	48,294
EFG Eurobank Ergasias SA (a)		39,127	39,624
Ff Group (a)(d)		256	343
Greek Organization of Football Prognostics SA		4,283	46,574
Hellenic Telecommunications Organization SA		4,081	61,901
Jumbo SA		1,734	33,844
Motor Oil (HELLAS) Corinth Refineries SA		1,107	27,335
National Bank of Greece SA (a)		8,731	29,603

TOTAL GREECE			287,518

Hong Kong - 2.5%
AIA Group Ltd.		209,200	2,083,261
Bank of East Asia Ltd.		20,253	48,787
Beijing Enterprises Holdings Ltd.		6,500	30,605
BOC Hong Kong (Holdings) Ltd.		61,000	209,573
BYD Electronic International Co. Ltd.		11,500	19,748
China Agri-Industries Holdings Ltd.		21,000	6,919
China Everbright International Ltd.		69,888	52,822
China Everbright Ltd.		12,000	17,779
China Jinmao Holdings Group Ltd.		98,000	65,152
China Merchants Holdings International Co. Ltd.		18,131	28,348
China Mobile Ltd.		107,500	873,620
China Overseas Land and Investment Ltd.		64,000	201,952
China Power International Development Ltd.		84,000	17,542
China Resources Beer Holdings Co. Ltd.		24,000	123,049
China Resources Pharmaceutical Group Ltd. (b)		27,000	24,935
China Resources Power Holdings Co. Ltd.		32,000	40,216
China Taiping Insurance Group Ltd.		26,400	59,350
China Unicom Ltd.		102,000	100,419
CITIC Pacific Ltd.		99,000	130,233
CLP Holdings Ltd.		29,500	306,370
CNOOC Ltd.		315,000	468,799
CSPC Pharmaceutical Group Ltd.		80,000	204,890
Far East Horizon Ltd.		30,000	28,402
Fosun International Ltd.		50,500	66,033
Galaxy Entertainment Group Ltd.		39,000	268,540
Guangdong Investment Ltd.		50,000	108,215
Hang Lung Properties Ltd.		33,000	72,541
Hang Seng Bank Ltd.		13,200	275,419
Henderson Land Development Co. Ltd.		25,010	124,915
Hong Kong & China Gas Co. Ltd.		181,121	351,538
Hong Kong Exchanges and Clearing Ltd.		21,018	654,796
Hua Hong Semiconductor Ltd. (b)		5,000	10,054
Hysan Development Co. Ltd.		11,000	43,354
i-CABLE Communications Ltd. (a)		531	5
Lenovo Group Ltd.		130,000	90,629
Link (REIT)		37,500	408,428
MMG Ltd. (a)		40,000	8,327
MTR Corp. Ltd.		28,544	163,665
New World Development Co. Ltd.		105,070	150,296
PCCW Ltd.		61,000	36,229
Power Assets Holdings Ltd.		26,000	185,540
Shanghai Industrial Holdings Ltd.		5,000	9,307
Shenzhen Investment Ltd.		30,000	11,808
Sino Land Ltd.		55,666	83,213
Sino-Ocean Group Holding Ltd.		53,500	19,669
Sinotruk Hong Kong Ltd.		10,000	15,111
SJM Holdings Ltd.		33,000	35,252
Sun Art Retail Group Ltd.		40,000	40,816
Sun Hung Kai Properties Ltd.		28,500	431,870
Swire Pacific Ltd. (A Shares)		8,500	81,024
Swire Properties Ltd.		18,600	58,498
Techtronic Industries Co. Ltd.		23,000	179,745
Vitasoy International Holdings Ltd.		12,000	48,796
Wharf Holdings Ltd.		19,000	43,116
Wheelock and Co. Ltd.		13,000	80,400
Winteam Pharmaceutical Group Ltd.		36,000	16,075
Yuexiu Property Co. Ltd.		110,000	24,229

TOTAL HONG KONG			9,340,224

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		7,645	75,566
OTP Bank PLC		3,674	169,230
Richter Gedeon PLC		2,410	44,665

TOTAL HUNGARY			289,461

India - 2.3%
Adani Ports & Special Economic Zone Ltd. (a)		11,039	61,470
Ambuja Cements Ltd.		13,243	37,709
Ashok Leyland Ltd.		19,792	21,376
Asian Paints Ltd.		4,703	119,796
Aurobindo Pharma Ltd.		4,598	30,315
Avenue Supermarts Ltd. (a)(b)		1,982	55,613
Axis Bank Ltd.		39,275	406,641
Bajaj Auto Ltd.		1,489	68,056
Bajaj Finance Ltd.		2,864	162,294
Bajaj Finserv Ltd.		689	78,910
Bandhan Bank Ltd. (b)		6,491	55,892
Bharat Forge Ltd.		3,016	19,254
Bharat Petroleum Corp. Ltd.		10,508	77,766
Bharti Airtel Ltd.		34,321	180,744
Bharti Infratel Ltd.		4,557	12,170
Bosch Ltd.		89	19,167
Britannia Industries Ltd.		912	41,925
Cipla Ltd. (a)		5,668	37,262
Coal India Ltd.		21,423	62,538
Container Corp. of India Ltd.		2,700	22,357
Dabur India Ltd.		11,122	72,307
Divi's Laboratories Ltd.		1,132	27,968
Dr. Reddy's Laboratories Ltd.		1,847	72,464
Eicher Motors Ltd.		237	75,086
GAIL India Ltd. (a)		24,872	48,069
Glenmark Pharmaceuticals Ltd.		3,243	14,401
Godrej Consumer Products Ltd.		5,472	57,080
Grasim Industries Ltd.		4,648	50,320
Havells India Ltd.		4,014	39,081
HCL Technologies Ltd.		8,995	147,386
HDFC Standard Life Insurance Co. Ltd. (b)		8,282	72,985
Hero Motocorp Ltd.		1,617	61,534
Hindalco Industries Ltd.		24,088	63,630
Hindustan Petroleum Corp. Ltd.		10,019	45,767
Hindustan Unilever Ltd.		11,595	355,133
Housing Development Finance Corp. Ltd.		29,034	870,741
ICICI Bank Ltd.		40,635	264,909
ICICI Lombard General Insurance Co. Ltd. (b)		2,238	42,169
Indiabulls Housing Finance Ltd.		4,678	13,565
Indian Oil Corp. Ltd.		31,011	64,008
Infosys Ltd.		55,693	535,150
Infosys Ltd. sponsored ADR		4,735	45,409
InterGlobe Aviation Ltd. (a)(b)		1,526	31,251
ITC Ltd.		58,686	212,829
JSW Steel Ltd.		16,173	51,857
Larsen & Toubro Ltd.		8,094	167,813
LIC Housing Finance Ltd.		4,908	28,487
Lupin Ltd. (a)		4,076	42,779
Mahindra & Mahindra Financial Services Ltd.		7,101	35,240
Mahindra & Mahindra Ltd.		13,592	115,999
Marico Ltd.		6,091	31,391
Maruti Suzuki India Ltd.		1,797	191,330
Motherson Sumi Systems Ltd. (a)		15,831	27,395
Nestle India Ltd.		357	75,079
NTPC Ltd.		36,688	63,221
Oil & Natural Gas Corp. Ltd.		40,979	81,730
Page Industries Ltd.		79	28,621
Petronet LNG Ltd.		8,132	32,790
Pidilite Industries Ltd. (a)		1,685	33,249
Piramal Enterprises Ltd.		1,451	34,367
Power Grid Corp. of India Ltd.		30,212	84,424
Rec Ltd.		11,242	22,100
Reliance Industries Ltd.		49,648	1,022,571
Shree Cement Ltd.		142	39,778
Shriram Transport Finance Co. Ltd.		3,097	49,607
State Bank of India (a)		31,178	137,018
Sun Pharmaceutical Industries Ltd.		15,666	95,630
Tata Consultancy Services Ltd.		15,775	502,402
Tata Motors Ltd. (a)		25,706	63,518
Tata Power Co. Ltd.		18,370	15,333
Tata Steel Ltd.		6,621	35,426
Tech Mahindra Ltd.		7,443	77,446
Titan Co. Ltd.		5,387	100,994
Ultratech Cemco Ltd.		1,989	116,070
United Spirits Ltd. (a)		4,679	41,131
UPL Ltd. (a)		10,118	84,961
Vedanta Ltd.		33,209	69,261
Vodafone Idea Ltd. (a)		88,782	4,865
Wipro Ltd.		18,959	69,377
Yes Bank Ltd.		31,913	31,581
Zee Entertainment Enterprises Ltd. (a)		12,116	44,305

TOTAL INDIA			8,603,643

Indonesia - 0.5%
PT Adaro Energy Tbk		208,200	19,411
PT Astra International Tbk		398,800	197,247
PT Bank Central Asia Tbk		166,900	373,577
PT Bank Mandiri (Persero) Tbk		306,900	153,410
PT Bank Negara Indonesia (Persero) Tbk		141,000	76,969
PT Bank Rakyat Indonesia Tbk		939,300	281,447
PT Bank Tabungan Negara Tbk		60,700	8,034
PT Barito Pacific Tbk		437,000	29,575
PT Bumi Serpong Damai Tbk (a)		121,200	12,205
PT Charoen Pokphand Indonesia Tbk		122,600	54,984
PT Gudang Garam Tbk		7,900	31,550
PT Hanjaya Mandala Sampoerna Tbk		154,100	23,365
PT Indah Kiat Pulp & Paper Tbk		46,100	23,864
PT Indocement Tunggal Prakarsa Tbk		30,000	42,740
PT Indofood CBP Sukses Makmur Tbk		40,100	33,200
PT Indofood Sukses Makmur Tbk		70,000	38,360
PT Jasa Marga Tbk		32,800	12,727
PT Kalbe Farma Tbk		362,600	41,176
PT Pabrik Kertas Tjiwi Kimia Tbk		23,500	17,690
PT Pakuwon Jati Tbk		192,000	8,545
PT Perusahaan Gas Negara Tbk Series B		177,600	26,652
PT Semen Gresik (Persero) Tbk		47,900	43,200
PT Surya Citra Media Tbk		93,600	8,132
PT Tambang Batubara Bukit Asam Tbk		41,200	6,597
PT Telekomunikasi Indonesia Tbk Series B		845,500	246,735
PT Unilever Indonesia Tbk		28,000	87,183
PT United Tractors Tbk		31,800	49,084

TOTAL INDONESIA			1,947,659

Ireland - 0.4%
AIB Group PLC		13,899	44,520
Bank Ireland Group PLC		16,325	78,510
CRH PLC		12,821	466,810
CRH PLC sponsored ADR		1,081	39,457
DCC PLC (United Kingdom)		1,632	152,970
James Hardie Industries PLC CDI		7,771	133,461
Kerry Group PLC Class A		2,791	337,428
Kingspan Group PLC (Ireland)		2,578	133,584
Paddy Power Betfair PLC (Ireland)		1,315	135,838
Smurfit Kappa Group PLC		3,915	130,555

TOTAL IRELAND			1,653,133

Isle of Man - 0.0%
Gaming VC Holdings SA		9,763	112,554
NEPI Rockcastle PLC		6,401	55,705

TOTAL ISLE OF MAN			168,259

Israel - 0.4%
Azrieli Group		708	54,540
Bank Hapoalim BM (Reg.)		19,141	153,098
Bank Leumi le-Israel BM		25,073	182,546
Check Point Software Technologies Ltd. (a)		2,050	230,441
CyberArk Software Ltd. (a)		604	61,354
Elbit Systems Ltd. (Israel)		416	68,164
Israel Chemicals Ltd.		12,468	55,363
Israel Discount Bank Ltd. (Class A)		19,325	88,278
Mizrahi Tefahot Bank Ltd.		2,321	57,557
NICE Systems Ltd. (a)		928	146,713
NICE Systems Ltd. sponsored ADR (a)		117	18,461
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)		18,097	147,491
Wix.com Ltd. (a)		811	98,999

TOTAL ISRAEL			1,363,005

Italy - 1.2%
Assicurazioni Generali SpA		18,247	369,877
Atlantia SpA		8,306	205,098
Davide Campari-Milano SpA		9,629	88,223
Enel SpA		139,669	1,082,486
Eni SpA		44,080	668,737
FinecoBank SpA		10,005	112,702
Intesa Sanpaolo SpA		259,193	649,493
Leonardo SpA		6,854	79,577
Mediobanca SpA		10,302	122,367
Moncler SpA		3,154	121,500
Pirelli & C. SpA (b)		6,856	39,624
Poste Italiane SpA (b)		8,885	107,815
Prysmian SpA		4,071	94,031
Recordati SpA		1,770	74,364
Snam Rete Gas SpA		33,964	174,248
Telecom Italia SpA (a)		128,554	75,242
Terna SpA		23,376	154,446
UniCredit SpA		35,379	448,561

TOTAL ITALY			4,668,391

Japan - 16.1%
ABC-MART, Inc.		700	47,996
ACOM Co. Ltd.		9,500	38,168
Advantest Corp.		3,300	150,178
AEON Co. Ltd.		11,200	225,348
AEON Financial Service Co. Ltd.		1,600	24,385
AEON MALL Co. Ltd.		1,500	23,999
Agc, Inc.		3,100	108,996
Air Water, Inc.		2,300	43,058
Aisin Seiki Co. Ltd.		2,600	103,766
Ajinomoto Co., Inc.		7,300	138,789
Alfresa Holdings Corp.		3,000	66,987
All Nippon Airways Ltd.		2,000	68,677
Alps Electric Co. Ltd.		3,600	77,179
Amada Holdings Co. Ltd.		5,200	59,218
Aozora Bank Ltd.		1,800	46,185
Asahi Group Holdings		6,400	320,496
ASAHI INTECC Co. Ltd.		3,300	90,801
Asahi Kasei Corp.		22,400	248,670
Astellas Pharma, Inc.		33,600	576,667
Bandai Namco Holdings, Inc.		3,500	215,212
Bank of Kyoto Ltd.		900	35,622
Benesse Holdings, Inc.		1,200	32,124
Bridgestone Corp.		9,900	411,344
Brother Industries Ltd.		3,500	65,779
Calbee, Inc.		1,300	43,453
Canon, Inc.		17,500	480,195
Casio Computer Co. Ltd.		3,200	51,947
Central Japan Railway Co.		2,500	512,835
Chiba Bank Ltd.		8,400	45,657
Chubu Electric Power Co., Inc.		10,900	163,524
Chugai Pharmaceutical Co. Ltd.		4,000	336,623
Chugoku Electric Power Co., Inc.		4,600	61,280
Coca-Cola West Co. Ltd.		2,100	47,679
Concordia Financial Group Ltd.		21,800	88,899
Credit Saison Co. Ltd.		2,600	37,650
CyberAgent, Inc.		1,700	55,253
Dai Nippon Printing Co. Ltd.		4,400	117,517
Dai-ichi Mutual Life Insurance Co.		19,200	312,949
Daicel Chemical Industries Ltd.		3,700	33,076
Daifuku Co. Ltd.		1,800	95,511
Daiichi Sankyo Kabushiki Kaisha		9,900	650,963
Daikin Industries Ltd.		4,300	601,826
Dainippon Sumitomo Pharma Co. Ltd.		2,900	50,614
Daito Trust Construction Co. Ltd.		1,200	159,025
Daiwa House Industry Co. Ltd.		10,000	344,251
Daiwa House REIT Investment Corp.		30	87,354
Daiwa Securities Group, Inc.		25,600	115,067
DENSO Corp.		7,500	348,224
Dentsu, Inc.		3,700	132,274
Disco Corp.		500	109,119
East Japan Railway Co.		5,200	472,061
Eisai Co. Ltd.		4,800	347,467
Electric Power Development Co. Ltd.		2,800	67,985
FamilyMart Co. Ltd.		4,500	111,628
Fanuc Corp.		3,400	670,648
Fast Retailing Co. Ltd.		1,000	616,692
Fuji Electric Co. Ltd.		2,200	69,920
Fujifilm Holdings Corp.		6,100	267,804
Fujitsu Ltd.		3,400	301,339
Fukuoka Financial Group, Inc.		2,900	55,904
GMO Payment Gateway, Inc.		700	51,589
Hakuhodo DY Holdings, Inc.		3,700	55,214
Hamamatsu Photonics K.K.		2,300	89,307
Hankyu Hanshin Holdings, Inc.		4,000	160,068
Hikari Tsushin, Inc.		400	87,679
Hino Motors Ltd.		5,800	54,835
Hirose Electric Co. Ltd.		700	88,179
Hisamitsu Pharmaceutical Co., Inc.		800	37,231
Hitachi Chemical Co. Ltd.		1,700	55,964
Hitachi Construction Machinery Co. Ltd.		1,600	41,300
Hitachi High-Technologies Corp.		1,200	74,659
Hitachi Ltd.		16,900	630,750
Hitachi Metals Ltd.		3,600	45,181
Honda Motor Co. Ltd.		28,300	765,628
Hoshizaki Corp.		900	76,502
Hoya Corp.		6,600	583,290
Hulic Co. Ltd.		5,000	54,284
Idemitsu Kosan Co. Ltd.		3,266	96,005
IHI Corp.		2,700	66,536
Iida Group Holdings Co. Ltd.		2,100	34,980
INPEX Corp.		17,200	159,005
Isetan Mitsukoshi Holdings Ltd.		5,300	42,268
Isuzu Motors Ltd.		9,100	105,741
Itochu Corp.		23,200	485,063
ITOCHU Techno-Solutions Corp.		1,600	43,089
J. Front Retailing Co. Ltd.		3,700	47,049
Japan Airlines Co. Ltd.		1,900	59,208
Japan Airport Terminal Co. Ltd.		800	39,517
Japan Exchange Group, Inc.		8,800	145,275
Japan Post Bank Co. Ltd.		6,500	64,659
Japan Post Holdings Co. Ltd.		26,400	242,332
Japan Prime Realty Investment Corp.		12	57,672
Japan Real Estate Investment Corp.		23	156,994
Japan Retail Fund Investment Corp.		53	123,536
Japan Tobacco, Inc.		21,000	474,657
JFE Holdings, Inc.		8,500	106,315
JGC Corp.		4,000	57,854
JSR Corp.		3,100	58,199
JTEKT Corp.		3,200	40,814
JX Holdings, Inc.		54,000	252,409
Kajima Corp.		8,300	114,063
Kakaku.com, Inc.		2,200	51,084
Kamigumi Co. Ltd.		2,200	49,745
Kaneka Corp.		800	26,631
Kansai Electric Power Co., Inc.		11,800	137,660
Kansai Paint Co. Ltd.		2,900	69,846
Kao Corp.		8,500	683,389
Kawasaki Heavy Industries Ltd.		2,200	52,796
KDDI Corp.		30,600	846,737
Keihan Electric Railway Co., Ltd.		1,700	80,269
Keihin Electric Express Railway Co. Ltd.		3,900	77,632
Keio Corp.		1,700	105,168
Keisei Electric Railway Co.		2,300	94,037
Keyence Corp.		1,600	1,011,674
Kikkoman Corp.		2,500	120,257
Kintetsu Group Holdings Co. Ltd.		2,900	158,067
Kirin Holdings Co. Ltd.		14,500	307,608
Kobayashi Pharmaceutical Co. Ltd.		900	71,964
Kobe Steel Ltd.		5,400	29,033
Koito Manufacturing Co. Ltd.		1,800	94,164
Komatsu Ltd.		16,200	379,322
Konami Holdings Corp.		1,600	70,238
Konica Minolta, Inc.		7,700	56,516
Kose Corp.		600	106,376
Kubota Corp.		18,600	295,429
Kuraray Co. Ltd.		6,800	80,902
Kurita Water Industries Ltd.		1,600	46,060
Kyocera Corp.		5,700	373,959
Kyowa Hakko Kirin Co., Ltd.		4,100	75,440
Kyushu Electric Power Co., Inc.		6,900	68,955
Kyushu Railway Co.		2,900	95,809
Lawson, Inc.		800	44,133
LINE Corp. (a)		1,000	36,787
Lion Corp.		3,800	79,524
LIXIL Group Corp.		4,300	79,971
M3, Inc. (c)		7,400	177,329
Makita Corp.		3,900	131,160
Marubeni Corp.		27,100	190,732
Marui Group Co. Ltd.		3,200	71,137
Maruichi Steel Tube Ltd.		1,000	27,308
Mazda Motor Corp.		10,500	96,393
McDonald's Holdings Co. (Japan) Ltd.		1,100	55,212
Mebuki Financial Group, Inc.		19,000	48,272
Medipal Holdings Corp.		3,400	77,682
Meiji Holdings Co. Ltd.		2,000	144,156
Mercari, Inc. (a)		1,300	29,311
Minebea Mitsumi, Inc.		6,100	115,848
Misumi Group, Inc.		4,700	118,152
Mitsubishi Chemical Holdings Corp.		21,600	164,618
Mitsubishi Corp.		23,300	592,622
Mitsubishi Electric Corp.		32,000	457,198
Mitsubishi Estate Co. Ltd.		20,800	403,840
Mitsubishi Gas Chemical Co., Inc.		2,400	33,857
Mitsubishi Heavy Industries Ltd.		5,800	234,722
Mitsubishi Materials Corp.		1,700	48,884
Mitsubishi Motors Corp. of Japan		11,200	51,137
Mitsubishi Tanabe Pharma Corp.		4,200	50,267
Mitsubishi UFJ Financial Group, Inc.		212,800	1,103,217
Mitsubishi UFJ Lease & Finance Co. Ltd.		6,700	41,131
Mitsui & Co. Ltd.		29,100	499,762
Mitsui Chemicals, Inc.		3,800	90,370
Mitsui Fudosan Co. Ltd.		15,700	401,651
Mitsui OSK Lines Ltd.		1,900	51,753
Mizuho Financial Group, Inc.		420,000	652,040
MonotaRO Co. Ltd.		2,000	60,421
MS&AD Insurance Group Holdings, Inc.		8,400	271,246
Murata Manufacturing Co. Ltd.		10,000	544,482
Nabtesco Corp.		1,800	57,303
Nagoya Railroad Co. Ltd.		3,000	95,364
NEC Corp.		4,400	174,375
New Hampshire Foods Ltd.		1,600	67,225
Nexon Co. Ltd. (a)		8,200	95,024
NGK Insulators Ltd.		4,100	62,987
NGK Spark Plug Co. Ltd.		3,000	60,821
Nidec Corp.		3,900	574,181
Nikon Corp.		5,300	67,577
Nintendo Co. Ltd.		2,000	733,575
Nippon Building Fund, Inc.		24	182,079
Nippon Electric Glass Co. Ltd.		1,200	27,032
Nippon Express Co. Ltd.		1,300	74,172
Nippon Paint Holdings Co. Ltd.		2,400	130,705
Nippon Prologis REIT, Inc.		36	100,558
Nippon Steel & Sumitomo Metal Corp.		14,900	217,474
Nippon Telegraph & Telephone Corp.		11,100	551,036
Nippon Yusen KK		2,700	48,506
Nissan Chemical Corp.		2,000	82,116
Nissan Motor Co. Ltd.		39,000	246,113
Nisshin Seifun Group, Inc.		3,300	65,420
Nissin Food Holdings Co. Ltd.		1,200	90,644
Nitori Holdings Co. Ltd.		1,400	213,096
Nitto Denko Corp.		2,600	143,847
NKSJ Holdings, Inc.		6,000	235,836
Nomura Holdings, Inc.		58,700	266,791
Nomura Real Estate Holdings, Inc.		2,000	47,399
Nomura Real Estate Master Fund, Inc.		67	128,074
Nomura Research Institute Ltd.		5,600	118,892
NSK Ltd.		6,000	55,790
NTT Data Corp.		10,600	139,187
NTT DOCOMO, Inc.		22,800	625,065
Obayashi Corp.		10,400	107,031
OBIC Co. Ltd.		1,100	137,726
Odakyu Electric Railway Co. Ltd.		5,000	121,711
Oji Holdings Corp.		13,500	69,798
Olympus Corp.		20,500	278,931
OMRON Corp.		3,300	193,056
Ono Pharmaceutical Co. Ltd.		6,200	116,789
Oracle Corp. Japan		700	61,527
Oriental Land Co. Ltd.		3,500	513,103
ORIX Corp.		23,400	367,729
Osaka Gas Co. Ltd.		6,800	132,972
Otsuka Corp.		1,800	72,572
Otsuka Holdings Co. Ltd.		6,600	275,156
Pan Pacific International Hold		8,500	133,801
Panasonic Corp.		37,400	314,324
Park24 Co. Ltd.		2,000	47,233
PeptiDream, Inc. (a)		1,500	75,291
Persol Holdings Co., Ltd.		3,000	57,624
Pigeon Corp.		1,900	92,755
Pola Orbis Holdings, Inc.		1,500	33,849
Rakuten, Inc.		14,800	141,095
Recruit Holdings Co. Ltd.		23,500	781,000
Renesas Electronics Corp. (a)		12,700	85,975
Resona Holdings, Inc.		35,100	152,635
Ricoh Co. Ltd.		11,500	102,415
Rinnai Corp.		600	44,102
ROHM Co. Ltd.		1,600	126,766
Ryohin Keikaku Co. Ltd.		4,000	89,049
Sankyo Co. Ltd. (Gunma)		800	27,998
Santen Pharmaceutical Co. Ltd.		5,800	102,737
SBI Holdings, Inc. Japan		4,200	91,343
Secom Co. Ltd.		3,600	333,588
Sega Sammy Holdings, Inc.		3,200	45,034
Seibu Holdings, Inc.		3,300	58,245
Seiko Epson Corp.		4,400	62,221
Sekisui Chemical Co. Ltd.		7,800	135,999
Sekisui House Ltd.		10,600	228,582
Seven & i Holdings Co. Ltd.		13,200	498,700
Seven Bank Ltd.		9,200	26,672
SG Holdings Co. Ltd.		2,500	61,910
Sharp Corp.		3,400	39,002
Shimadzu Corp.		3,700	98,813
Shimamura Co. Ltd.		400	33,881
SHIMANO, Inc.		1,300	216,386
SHIMIZU Corp.		10,200	95,084
Shin-Etsu Chemical Co. Ltd.		6,300	702,458
Shinsei Bank Ltd.		3,300	51,446
Shionogi & Co. Ltd.		4,900	294,112
Shiseido Co. Ltd.		7,000	577,136
Shizuoka Bank Ltd.		8,300	63,070
Showa Denko K.K.		2,200	61,725
SMC Corp.		1,000	432,041
SoftBank Corp.		28,700	393,687
SoftBank Corp.		28,600	1,100,139
Sohgo Security Services Co., Ltd.		1,100	59,750
Sony Corp.		22,000	1,339,121
Sony Financial Holdings, Inc.		2,500	53,784
Stanley Electric Co. Ltd.		2,500	69,183
Subaru Corp.		10,800	309,501
Sumco Corp.		4,600	76,410
Sumitomo Chemical Co. Ltd.		26,300	120,306
Sumitomo Corp.		21,000	341,090
Sumitomo Electric Industries Ltd.		13,300	182,393
Sumitomo Heavy Industries Ltd.		1,700	52,805
Sumitomo Metal Mining Co. Ltd.		3,900	130,454
Sumitomo Mitsui Financial Group, Inc.		22,900	813,023
Sumitomo Mitsui Trust Holdings, Inc.		5,600	204,094
Sumitomo Realty & Development Co. Ltd.		5,600	203,270
Sumitomo Rubber Industries Ltd.		2,700	35,785
Sundrug Co. Ltd.		1,200	39,709
Suntory Beverage & Food Ltd.		2,300	98,327
Suzuken Co. Ltd.		1,300	69,412
Suzuki Motor Corp.		6,200	292,728
Sysmex Corp.		2,800	182,695
T&D Holdings, Inc.		10,000	111,377
Taiheiyo Cement Corp.		2,300	65,065
Taisei Corp.		3,600	141,960
Taisho Pharmaceutical Holdings Co. Ltd.		600	42,705
Taiyo Nippon Sanso Corp.		2,100	49,160
Takeda Pharmaceutical Co. Ltd.		25,877	935,016
TDK Corp.		2,200	217,082
Teijin Ltd.		2,700	54,104
Terumo Corp.		11,300	368,795
THK Co. Ltd.		2,000	57,511
Tobu Railway Co. Ltd.		3,100	103,447
Toho Co. Ltd.		1,900	76,732
Toho Gas Co. Ltd.		1,200	46,738
Tohoku Electric Power Co., Inc.		7,200	74,000
Tokio Marine Holdings, Inc.		11,000	594,722
Tokyo Century Corp.		700	32,323
Tokyo Electric Power Co., Inc. (a)		25,300	117,168
Tokyo Electron Ltd.		2,700	547,016
Tokyo Gas Co. Ltd.		6,400	156,231
Tokyu Corp.		8,400	158,874
Tokyu Fudosan Holdings Corp.		10,400	68,982
Toppan Printing Co. Ltd.		4,700	86,928
Toray Industries, Inc.		23,400	165,371
Toshiba Corp.		9,200	314,605
Tosoh Corp.		4,100	56,139
Toto Ltd.		2,400	97,982
Toyo Seikan Group Holdings Ltd.		2,400	37,928
Toyo Suisan Kaisha Ltd.		1,400	58,947
Toyoda Gosei Co. Ltd.		1,000	23,395
Toyota Industries Corp.		2,400	144,006
Toyota Motor Corp.		39,100	2,712,793
Toyota Tsusho Corp.		3,700	127,645
Trend Micro, Inc.		2,100	105,996
Tsuruha Holdings, Inc.		600	67,493
Unicharm Corp.		7,200	244,014
United Urban Investment Corp.		48	96,837
USS Co. Ltd.		4,100	79,410
Welcia Holdings Co. Ltd.		800	45,968
West Japan Railway Co.		2,800	243,293
Yahoo! Japan Corp.		43,900	135,156
Yakult Honsha Co. Ltd.		2,100	120,350
Yamada Denki Co. Ltd.		10,200	49,302
Yamaha Corp.		2,500	116,423
Yamaha Motor Co. Ltd.		4,700	91,993
Yamato Holdings Co. Ltd.		5,600	93,927
Yamazaki Baking Co. Ltd.		2,000	34,097
Yaskawa Electric Corp.		4,200	159,759
Yokogawa Electric Corp.		3,700	67,795
Yokohama Rubber Co. Ltd.		2,000	44,670
Zozo, Inc. (c)		3,600	83,855

TOTAL JAPAN			61,037,062

Korea (South) - 2.9%
AMOREPACIFIC Corp.		557	91,382
AMOREPACIFIC Group, Inc.		472	34,121
BGF Retail Co. Ltd.		113	17,187
BS Financial Group, Inc.		4,458	26,475
Celltrion Healthcare Co. Ltd.		837	39,408
Celltrion Pharm, Inc. (a)		261	8,921
Celltrion, Inc. (a)		1,510	258,056
Cheil Industries, Inc.		1,417	121,081
Cheil Worldwide, Inc.		1,027	21,720
CJ CheilJedang Corp.		137	26,749
CJ Corp.		198	13,941
CJ O Shopping Co. Ltd.		213	30,031
Daelim Industrial Co.		589	45,800
Daewoo Engineering & Construction Co. Ltd. (a)		2,565	9,545
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		518	12,460
Db Insurance Co. Ltd.		1,087	46,906
Doosan Bobcat, Inc.		919	24,736
E-Mart Co. Ltd.		363	34,585
Fila Korea Ltd.		906	44,592
GS Engineering & Construction Corp.		814	21,493
GS Holdings Corp.		812	34,449
GS Retail Co. Ltd.		369	12,060
Hana Financial Group, Inc.		4,984	143,521
Hankook Tire Co. Ltd.		1,203	31,918
Hanmi Pharm Co. Ltd.		107	30,492
Hanmi Science Co. Ltd.		204	7,600
Hanon Systems		3,089	30,618
Hanwha Chemical Corp.		1,727	24,128
Hanwha Corp.		731	14,835
Hanwha Life Insurance Co. Ltd.		2,972	5,663
HDC Hyundai Development Co.		456	12,060
HLB, Inc. (a)		474	68,045
Hotel Shilla Co.		466	30,860
Hyundai Department Store Co. Ltd.		150	9,472
Hyundai Engineering & Construction Co. Ltd.		1,574	57,766
Hyundai Fire & Marine Insurance Co. Ltd.		900	19,418
Hyundai Glovis Co. Ltd.		317	40,902
Hyundai Heavy Industries Co. Ltd. (a)		646	67,344
Hyundai Mobis		1,120	227,773
Hyundai Motor Co.		1,393	145,217
Hyundai Robotics Co. Ltd.		160	46,689
Hyundai Steel Co.		1,245	33,830
Industrial Bank of Korea		9,265	93,419
ING Life Insurance Korea Ltd. (b)		466	11,149
Kakao Corp.		839	101,444
Kangwon Land, Inc.		1,995	53,443
KB Financial Group, Inc.		6,811	243,759
KCC Corp.		82	15,835
Kia Motors Corp.		4,535	164,886
Korea Aerospace Industries Ltd.		1,194	38,770
Korea Electric Power Corp. (a)		4,299	93,430
Korea Express Co. Ltd. (a)		151	20,322
Korea Gas Corp.		377	12,660
Korea Investment Holdings Co. Ltd.		744	43,103
Korea Zinc Co. Ltd.		142	52,721
Korean Air Lines Co. Ltd.		866	18,426
KT&G Corp.		1,945	166,198
Kumho Petro Chemical Co. Ltd.		268	16,030
LG Chemical Ltd.		720	189,184
LG Corp.		1,526	90,494
LG Display Co. Ltd. (a)		3,866	45,053
LG Electronics, Inc.		1,944	111,129
LG Household & Health Care Ltd.		161	173,479
LG Innotek Co. Ltd.		250	25,848
LG Telecom Ltd.		1,777	20,423
Lotte Chemical Corp.		279	54,117
Lotte Confectionery Co. Ltd.		319	9,949
Lotte Shopping Co. Ltd.		145	15,426
Medy-Tox, Inc.		62	17,483
Meritz Securities Co. Ltd.		5,373	20,706
Mirae Asset Daewoo Co. Ltd.		6,523	39,853
NAVER Corp.		2,378	333,244
NCSOFT Corp.		275	121,252
Netmarble Corp. (a)(b)		486	37,334
Oci Co. Ltd.		238	12,792
Orion Corp./Republic of Korea		386	34,962
Ottogi Corp.		18	8,690
Pearl Abyss Corp. (a)		89	16,472
POSCO		1,549	279,417
POSCO Chemtech Co. Ltd.		330	13,549
Posco International Corp.		544	8,483
S-Oil Corp.		899	76,588
S1 Corp.		306	24,500
Samsung Biologics Co. Ltd. (a)(b)		275	93,641
Samsung Card Co. Ltd.		466	13,359
Samsung Electro-Mechanics Co. Ltd.		932	89,991
Samsung Electronics Co. Ltd.		82,784	3,565,196
Samsung Engineering Co. Ltd. (a)		2,512	38,207
Samsung Fire & Marine Insurance Co. Ltd.		566	104,708
Samsung Heavy Industries Co. Ltd. (a)		7,638	47,318
Samsung Life Insurance Co. Ltd.		1,324	79,873
Samsung SDI Co. Ltd.		928	180,400
Samsung SDS Co. Ltd.		607	104,513
Samsung Securities Co. Ltd.		877	25,179
Shinhan Financial Group Co. Ltd.		7,685	278,367
Shinsegae Co. Ltd.		125	25,207
SillaJen, Inc. (a)		1,021	16,794
SK C&C Co. Ltd.		594	131,206
SK Energy Co. Ltd.		923	126,191
SK Hynix, Inc.		9,673	677,769
SK Telecom Co. Ltd.		330	67,057
STX Pan Ocean Co. Ltd. (Korea) (a)		4,268	16,028
ViroMed Co. Ltd.		331	27,379
Woongjin Coway Co. Ltd.		831	65,185
Woori Financial Group, Inc. (a)		8,931	89,669
Woori Investment & Securities Co. Ltd.		2,248	23,243
Yuhan Corp.		142	27,240

TOTAL KOREA (SOUTH)			10,863,591

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)		11,230	165,703
Aroundtown SA		14,986	126,457
Eurofins Scientific SA		189	95,742
Globant SA (a)		580	54,091
Millicom International Cellular SA (depository receipt)		1,018	46,389
Reinet Investments SCA		2,394	44,927
RTL Group SA		665	33,791
SES SA (France) (depositary receipt)		6,455	125,051
Tenaris SA		8,516	86,394

TOTAL LUXEMBOURG			778,545

Malaysia - 0.5%
AirAsia Group BHD		23,400	10,684
Alliance Bank Malaysia Bhd		16,600	11,424
AMMB Holdings Bhd		27,600	26,327
Axiata Group Bhd		50,218	51,617
British American Tobacco (Malaysia) Bhd		2,200	9,904
Bumiputra-Commerce Holdings Bhd		76,140	95,557
Dialog Group Bhd		59,000	49,094
DiGi.com Bhd		50,700	56,939
Fraser & Neave Holdings BHD		2,500	20,675
Gamuda Bhd		31,100	27,809
Genting Bhd		35,400	49,175
Genting Malaysia Bhd		50,000	38,349
Genting Plantations Bhd		1,900	4,503
Hap Seng Consolidated Bhd		8,000	19,105
Hartalega Holdings Bhd		25,700	32,331
Hong Leong Bank Bhd		10,900	44,882
Hong Leong Credit Bhd		3,600	15,003
IHH Healthcare Bhd		34,400	46,883
IJM Corp. Bhd		42,700	21,954
IOI Corp. Bhd		30,200	31,520
Kuala Lumpur Kepong Bhd		6,500	33,702
Malayan Banking Bhd		62,099	127,702
Malaysia Airports Holdings Bhd		16,000	30,283
Maxis Bhd		49,600	63,867
MISC Bhd		18,900	37,645
Nestle (Malaysia) BHD		1,100	38,069
Petronas Chemicals Group Bhd		39,800	71,107
Petronas Dagangan Bhd		4,000	22,541
Petronas Gas Bhd		9,500	37,841
PPB Group Bhd		8,640	37,377
Press Metal Bhd		19,800	22,528
Public Bank Bhd		53,400	259,169
QL Resources Bhd		9,800	17,042
RHB Capital Bhd		36,200	49,797
Sime Darby Bhd		72,400	39,256
Sime Darby Plantation Bhd		32,200	37,761
Sime Darby Property Bhd		35,100	6,086
SP Setia Bhd		21,277	6,154
Telekom Malaysia Bhd		19,300	17,344
Tenaga Nasional Bhd		52,400	173,536
Top Glove Corp. Bhd		24,700	25,697
Westports Holdings Bhd		15,300	15,652
YTL Corp. Bhd		34,500	7,174

TOTAL MALAYSIA			1,841,065

Mauritius - 0.0%
Golden Agri-Resources Ltd.		99,100	14,875
Mexico - 0.6%
Alfa SA de CV Series A		43,200	37,459
Alsea S.A.B. de CV (a)		6,900	18,408
America Movil S.A.B. de CV Series L		602,900	477,644
Banco Santander Mexico SA		28,285	37,980
CEMEX S.A.B. de CV unit		270,780	101,772
Coca-Cola FEMSA S.A.B. de CV unit		8,400	46,160
El Puerto de Liverpool S.A.B. Dcv Class C		2,500	12,739
Embotelladoras Arca S.A.B. de CV		6,100	34,079
Fibra Uno Administracion SA de CV		49,800	75,646
Fomento Economico Mexicano S.A.B. de CV unit		33,500	297,271
Gruma S.A.B. de CV Series B		2,975	31,217
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		5,600	58,712
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		3,545	58,131
Grupo Bimbo S.A.B. de CV Series A		25,400	47,191
Grupo Carso SA de CV Series A1		6,600	22,096
Grupo Financiero Banorte S.A.B. de CV Series O		47,200	257,635
Grupo Financiero Inbursa S.A.B. de CV Series O		43,900	54,543
Grupo Mexico SA de CV Series B		60,600	159,624
Grupo Televisa SA de CV		39,700	87,670
Industrias Penoles SA de CV		2,220	26,640
Infraestructura Energetica Nova S.A.B. de CV		10,800	47,739
Kimberly-Clark de Mexico SA de CV Series A		23,300	46,984
Megacable Holdings S.A.B. de CV unit		4,100	16,844
Mexichem S.A.B. de CV		17,800	38,410
Promotora y Operadora de Infraestructura S.A.B. de CV		3,475	32,144
Wal-Mart de Mexico SA de CV Series V		88,800	266,495

TOTAL MEXICO			2,391,233

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		42,500	42,422
HKT Trust/HKT Ltd. unit		62,000	96,451

TOTAL MULTI-NATIONAL			138,873

Netherlands - 3.3%
ABN AMRO Group NV GDR (b)		7,101	132,181
Adyen BV (a)(b)		174	122,143
AEGON NV		31,190	135,313
AerCap Holdings NV (a)		2,127	123,111
Airbus Group NV		10,074	1,445,200
Akzo Nobel NV		3,939	362,656
ASML Holding NV (Netherlands)		7,305	1,914,747
CNH Industrial NV		17,140	186,345
EXOR NV		1,822	139,644
Ferrari NV		2,113	338,058
Fiat Chrysler Automobiles NV (Italy)		19,096	296,635
Heineken Holding NV		2,076	197,732
Heineken NV (Bearer)		4,477	456,678
ING Groep NV (Certificaten Van Aandelen)		68,120	771,357
Koninklijke Ahold Delhaize NV		20,480	510,363
Koninklijke DSM NV		3,143	372,447
Koninklijke KPN NV		65,821	204,333
Koninklijke Philips Electronics NV		16,118	707,163
NN Group NV		5,083	193,712
NXP Semiconductors NV		4,944	562,034
Prosus NV (a)		8,527	588,013
QIAGEN NV (Germany) (a)		3,813	114,439
Randstad NV		2,186	121,025
STMicroelectronics NV (France)		11,521	261,484
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit		2,462	380,715
Unilever NV		25,105	1,482,579
Vopak NV		1,174	64,408
Wolters Kluwer NV		4,974	366,246
X5 Retail Group NV GDR		2,182	73,059

TOTAL NETHERLANDS			12,623,820

New Zealand - 0.2%
Auckland International Airport Ltd.		16,073	95,792
Fisher & Paykel Healthcare Corp.		9,526	116,838
Fletcher Building Ltd.		15,697	46,120
Meridian Energy Ltd.		21,224	62,562
Ryman Healthcare Group Ltd.		6,424	53,094
Spark New Zealand Ltd.		30,690	88,039
The a2 Milk Co. Ltd. (a)		12,590	104,527

TOTAL NEW ZEALAND			566,972

Norway - 0.4%
Aker Bp ASA		1,791	49,448
DNB ASA		17,065	310,082
Equinor ASA		17,629	326,081
Gjensidige Forsikring ASA		3,407	63,686
Marine Harvest ASA		7,453	181,702
Norsk Hydro ASA		22,769	80,456
Orkla ASA		12,648	121,499
Schibsted ASA (B Shares)		1,580	44,121
Telenor ASA		12,774	239,127
Yara International ASA		2,989	116,327

TOTAL NORWAY			1,532,529

Pakistan - 0.0%
Habib Bank Ltd.		11,500	9,460
MCB Bank Ltd.		8,200	9,110
Oil & Gas Development Co. Ltd.		7,600	6,292

TOTAL PAKISTAN			24,862

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		23,941	118,156
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR		3,964	60,808
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.		31,840	35,023
Aboitiz Power Corp.		23,800	18,721
Alliance Global Group, Inc.		65,700	14,836
Altus San Nicolas Corp. (d)		770	79
Ayala Corp.		5,300	89,674
Ayala Land, Inc.		130,300	124,433
Bank of the Philippine Islands (BPI)		13,010	24,838
BDO Unibank, Inc.		31,790	96,909
DMCI Holdings, Inc.		56,200	9,074
Globe Telecom, Inc.		475	16,994
GT Capital Holdings, Inc.		1,547	27,212
International Container Terminal Services, Inc.		15,330	35,813
JG Summit Holdings, Inc.		47,720	71,575
Jollibee Food Corp.		7,220	32,968
Manila Electric Co.		3,250	21,660
Megaworld Corp.		204,000	19,391
Metro Pacific Investments Corp.		220,200	20,790
Metropolitan Bank & Trust Co.		27,583	36,693
Philippine Long Distance Telephone Co.		1,400	30,107
Robinsons Land Corp.		40,000	20,033
Security Bank Corp.		3,710	14,546
SM Investments Corp.		4,700	95,215
SM Prime Holdings, Inc.		178,100	136,653
Universal Robina Corp.		15,300	45,422

TOTAL PHILIPPINES			1,038,659

Poland - 0.2%
Alior Bank SA (a)		1,294	9,131
Bank Millennium SA (a)		10,148	16,322
Bank Polska Kasa Opieki SA		2,743	77,394
Bank Zachodni WBK SA		696	57,055
BRE Bank SA (a)		212	21,185
CD Projekt RED SA		1,124	74,166
Cyfrowy Polsat SA		4,286	31,074
Dino Polska SA (a)(b)		906	35,333
Grupa Lotos SA		1,532	38,253
Jastrzebska Spolka Weglowa SA		644	3,263
KGHM Polska Miedz SA (Bearer) (a)		2,278	49,869
LPP SA		21	44,824
NG2 SA		383	11,187
Polish Oil & Gas Co. SA		34,272	42,196
Polska Grupa Energetyczna SA (a)		13,686	29,338
Polski Koncern Naftowy Orlen SA		5,144	140,561
Powszechna Kasa Oszczednosci Bank SA		14,778	147,445
Powszechny Zaklad Ubezpieczen SA		9,524	92,108
Telekomunikacja Polska SA (a)		9,824	16,071

TOTAL POLAND			936,775

Portugal - 0.1%
Energias de Portugal SA		42,094	173,236
Galp Energia SGPS SA Class B		8,496	135,892
Jeronimo Martins SGPS SA		4,080	68,461

TOTAL PORTUGAL			377,589

Qatar - 0.2%
Barwa Real Estate Co. (a)		32,203	30,248
Industries Qatar QSC (a)		31,938	92,191
Masraf al Rayan (a)		62,060	63,918
Mesaieed Petrochemical Holding Co. (a)		72,916	50,066
Qatar Electricity & Water Co. (a)		10,332	44,835
Qatar Fuel Co. (a)		7,520	45,645
Qatar Insurance Co. SAQ (a)		27,424	23,123
Qatar Islamic Bank (a)		19,102	79,850
Qatar National Bank SAQ (a)		81,328	428,865
Qatar Telecom (Qtel) Q.S.C. (a)		11,600	23,257
The Commercial Bank of Qatar (a)		33,178	39,183

TOTAL QATAR			921,181

Russia - 1.0%
Alrosa Co. Ltd.		39,460	45,852
Gazprom OAO		159,840	648,416
Gazprom OAO sponsored ADR (Reg. S)		12,184	97,521
Inter Rao Ues JSC		725,000	48,844
Lukoil PJSC		6,832	631,159
Lukoil PJSC sponsored ADR		44	4,046
Magnit OJSC GDR (Reg. S)		5,950	67,592
Magnitogorsk Iron & Steel Works PJSC		32,900	18,743
MMC Norilsk Nickel PJSC		923	257,486
MMC Norilsk Nickel PJSC sponsored ADR		1,346	37,284
Mobile TeleSystems OJSC sponsored ADR		9,095	81,400
Moscow Exchange MICEX-RTS OAO (a)		24,180	35,835
NOVATEK OAO GDR (Reg. S)		1,601	342,614
Novolipetsk Steel OJSC		21,210	41,360
PhosAgro OJSC GDR (Reg. S)		1,882	23,676
Polyus PJSC		437	50,902
Rosneft Oil Co. OJSC		16,530	109,818
Rosneft Oil Co. OJSC GDR (Reg. S)		2,345	15,529
Sberbank of Russia		187,365	686,676
Severstal PAO		2,980	40,999
Severstal PAO GDR (Reg. S)		592	8,087
Surgutneftegas OJSC		66,200	44,393
Tatneft PAO		24,738	288,650
Tatneft PAO sponsored ADR		414	28,980
VTB Bank OJSC		50,370,000	33,848

TOTAL RUSSIA			3,689,710

Saudi Arabia - 0.6%
Advanced Polypropylene Co.		2,016	24,996
Al Rajhi Bank		22,166	356,992
Alinma Bank		12,218	68,285
Almarai Co. Ltd.		4,158	55,325
Bank Al-Jazira		7,763	26,992
Bank Albilad		6,146	40,642
Banque Saudi Fransi		8,886	79,849
Bupa Arabia for Cooperative Insurance Co.		365	10,453
Dar Al Arkan Real Estate Development Co. (a)		8,879	28,505
Emaar The Economic City (a)		6,657	16,632
Etihad Etisalat Co. (a)		6,209	37,185
Jarir Marketing Co.		1,096	46,291
National Commercial Bank		21,581	250,320
National Industrialization Co. (a)		5,643	18,387
Rabigh Refining & Petrochemical Co. (a)		3,644	19,530
Riyad Bank		20,008	118,438
SABIC		13,335	311,836
Sahara International Petrochemical Co.		6,230	27,310
Samba Financial Group		16,090	118,842
Saudi Airlines Catering Co.		687	15,846
Saudi Arabian Fertilizers Co.		2,775	57,789
Saudi Arabian Mining Co. (a)		6,745	76,257
Saudi Cement Co.		1,088	19,902
Saudi Electricity Co.		13,491	74,752
Saudi Industrial Investment Group		4,278	24,046
Saudi Kayan Petrochemical Co. (a)		13,202	35,977
Saudi Telecom Co.		6,690	170,894
The Co. for Cooperative Insurance (a)		1,043	19,607
The Saudi British Bank		6,056	52,643
The Savola Group (a)		4,482	36,929
Yanbu National Petrochemical Co.		3,958	52,558

TOTAL SAUDI ARABIA			2,294,010

Singapore - 0.9%
Ascendas Real Estate Investment Trust		46,400	108,068
BOC Aviation Ltd. Class A (b)		3,000	28,185
CapitaCommercial Trust (REIT)		41,200	62,047
CapitaLand Ltd.		53,400	141,148
CapitaMall Trust		48,100	89,747
City Developments Ltd.		7,500	59,394
ComfortDelgro Corp. Ltd.		40,800	68,898
DBS Group Holdings Ltd.		31,502	600,456
Genting Singapore Ltd.		113,600	78,374
Jardine Cycle & Carriage Ltd.		1,600	38,467
Keppel Corp. Ltd.		24,200	121,856
Oversea-Chinese Banking Corp. Ltd.		54,287	436,425
Sembcorp Industries Ltd.		17,100	28,709
Singapore Airlines Ltd.		9,400	64,971
Singapore Airport Terminal Service Ltd.		11,100	41,164
Singapore Exchange Ltd.		17,200	112,927
Singapore Press Holdings Ltd.		25,900	42,150
Singapore Technologies Engineering Ltd.		26,400	77,335
Singapore Telecommunications Ltd.		147,400	356,937
Suntec (REIT)		31,300	42,759
United Overseas Bank Ltd.		22,403	441,058
UOL Group Ltd.		7,900	45,234
Venture Corp. Ltd.		4,500	52,198
Wilmar International Ltd.		31,900	87,708
Yangzijiang Shipbuilding Holdings Ltd.		40,400	28,284

TOTAL SINGAPORE			3,254,499

South Africa - 1.2%
Anglo American Platinum Ltd.		894	66,718
AngloGold Ashanti Ltd.		7,030	155,492
Aspen Pharmacare Holdings Ltd.		6,560	45,801
Barclays Africa Group Ltd.		12,506	128,184
Bidcorp Ltd.		5,690	132,741
Bidvest Group Ltd.		4,499	61,352
Capitec Bank Holdings Ltd.		741	67,329
Clicks Group Ltd.		4,909	79,847
Discovery Ltd.		7,661	60,972
Exxaro Resources Ltd.		4,104	33,491
FirstRand Ltd.		59,049	255,180
Fortress (REIT) Ltd. Class A		20,291	28,213
Foschini Ltd.		3,923	45,174
Gold Fields Ltd.		14,406	89,467
Growthpoint Properties Ltd.		48,495	70,959
Investec Ltd.		4,433	25,207
Kumba Iron Ore Ltd.		1,106	26,934
Liberty Holdings Ltd.		1,966	15,141
Life Healthcare Group Holdings Ltd.		22,627	35,729
MMI Holdings Ltd.		14,314	19,135
Mr Price Group Ltd.		4,153	43,920
MTN Group Ltd.		28,636	177,363
MultiChoice Group Ltd. (a)		6,852	57,150
Naspers Ltd. Class N		7,652	1,082,824
Nedbank Group Ltd.		7,566	114,753
Netcare Ltd.		22,090	25,013
Old Mutual Ltd.		85,402	111,058
Pick 'n Pay Stores Ltd.		5,574	24,383
PSG Group Ltd.		3,322	51,917
Rand Merchant Insurance Holdings Ltd.		12,528	24,757
Redefine Properties Ltd.		81,192	40,514
Remgro Ltd.		12,894	147,854
RMB Holdings Ltd.		11,778	61,944
Sanlam Ltd.		30,797	162,173
Sappi Ltd.		8,587	22,049
Sasol Ltd.		10,088	182,882
Shoprite Holdings Ltd.		8,647	77,489
Spar Group Ltd.		3,129	42,042
Standard Bank Group Ltd.		22,329	256,339
Telkom SA Ltd.		4,772	21,835
Tiger Brands Ltd.		2,603	36,970
Truworths International Ltd.		7,343	26,033
Vodacom Group Ltd.		10,088	88,025
Woolworths Holdings Ltd.		18,618	70,835

TOTAL SOUTH AFRICA			4,393,188

Spain - 1.9%
ACS Actividades de Construccion y Servicios SA		4,337	175,987
Aena Sme SA (b)		1,113	204,199
Amadeus IT Holding SA Class A		7,627	564,314
Banco Bilbao Vizcaya Argentaria SA		117,376	618,200
Banco de Sabadell SA		94,810	104,029
Banco Santander SA (Spain)		291,094	1,166,818
Bankia SA		25,115	47,842
Bankinter SA		11,278	77,986
CaixaBank SA		61,788	177,183
Cellnex Telecom SA (a)		963	41,522
Cellnex Telecom SA (b)		4,406	189,976
Enagas SA		4,060	100,479
Endesa SA		5,259	143,115
Ferrovial SA		8,290	244,645
Gas Natural SDG SA		5,036	137,102
Grifols SA		5,536	178,314
Iberdrola SA		102,026	1,048,725
Inditex SA		18,709	583,209
MAPFRE SA (Reg.)		17,673	49,277
Red Electrica Corporacion SA		7,393	148,581
Repsol SA		25,482	419,936
Siemens Gamesa Renewable Energy SA		3,986	54,792
Telefonica SA		81,476	625,677

TOTAL SPAIN			7,101,908

Sweden - 1.6%
Alfa Laval AB		5,289	122,205
ASSA ABLOY AB (B Shares)		17,425	413,816
Atlas Copco AB:
(A Shares)		10,774	380,605
(B Shares)		7,484	231,828
Boliden AB		4,843	130,232
Electrolux AB (B Shares)		3,754	98,557
Epiroc AB:
Class A		12,169	136,868
Class B		5,744	62,463
Ericsson (B Shares)		53,693	469,212
Essity AB Class B		10,478	326,959
H&M Hennes & Mauritz AB (B Shares)		13,923	290,913
Hexagon AB (B Shares)		4,601	234,870
Husqvarna AB (B Shares)		7,774	59,466
ICA Gruppen AB		1,510	66,776
Industrivarden AB (C Shares)		2,950	63,823
Investor AB (B Shares)		7,519	385,073
Kinnevik AB (B Shares)		4,054	110,800
Lundbergfoeretagen AB		1,220	45,916
Lundin Petroleum AB		3,324	109,748
Sandvik AB		19,808	349,461
Securitas AB (B Shares)		5,222	83,503
Skandinaviska Enskilda Banken AB (A Shares)		28,238	270,574
Skanska AB (B Shares)		5,759	122,567
SKF AB (B Shares)		6,333	114,484
Svenska Handelsbanken AB (A Shares)		27,026	271,228
Swedbank AB (A Shares)		15,198	212,568
Swedish Match Co. AB		3,005	141,043
Tele2 AB (B Shares)		8,276	118,324
Telia Co. AB		48,274	212,230
Volvo AB (B Shares)		25,687	384,146

TOTAL SWEDEN			6,020,258

Switzerland - 6.1%
ABB Ltd. (Reg.)		32,549	683,529
Adecco SA (Reg.)		2,634	156,144
Alcon, Inc. (Switzerland) (a)		7,234	427,220
Baloise Holdings AG		818	151,079
Barry Callebaut AG		39	82,230
Clariant AG (Reg.)		3,456	70,802
Coca-Cola HBC AG		3,576	108,856
Compagnie Financiere Richemont SA Series A		9,091	714,382
Credit Suisse Group AG		45,161	558,997
Dufry AG		824	71,483
Ems-Chemie Holding AG		138	86,311
Galenica AG		771	121,179
Geberit AG (Reg.)		656	332,888
Givaudan SA		160	469,863
Julius Baer Group Ltd.		3,828	169,518
Kuehne & Nagel International AG		897	144,893
Lafargeholcim Ltd. (Reg.)		8,448	435,716
Lindt & Spruengli AG		2	163,811
Lindt & Spruengli AG (participation certificate)		16	118,885
Lonza Group AG		1,323	476,092
Nestle SA (Reg. S)		52,723	5,640,364
Novartis AG		37,096	3,241,273
Pargesa Holding SA		811	64,041
Partners Group Holding AG		325	253,411
Roche Holding AG (participation certificate)		12,101	3,641,868
Schindler Holding AG:
(participation certificate)		663	162,104
(Reg.)		357	84,392
SGS SA (Reg.)		96	249,902
Sika AG		2,262	388,656
Sonova Holding AG Class B		925	211,911
Straumann Holding AG		172	153,396
Swatch Group AG (Bearer)		392	108,480
Swatch Group AG (Bearer) (Reg.)		1,879	100,664
Swiss Life Holding AG		594	296,970
Swiss Prime Site AG		1,267	130,489
Swiss Re Ltd.		5,270	551,841
Swisscom AG		477	243,698
Temenos Group AG		1,095	156,230
UBS Group AG		67,614	797,797
Zurich Insurance Group Ltd.		2,575	1,006,247

TOTAL SWITZERLAND			23,027,612

Taiwan - 3.0%
Acer, Inc.		39,000	22,762
Advantech Co. Ltd.		6,000	59,315
ASE Technology Holding Co. Ltd.		60,500	156,667
Asia Cement Corp.		41,000	57,874
ASUSTeK Computer, Inc.		12,000	81,251
AU Optronics Corp.		145,000	36,900
Catcher Technology Co. Ltd.		11,000	93,055
Cathay Financial Holding Co. Ltd.		129,000	170,460
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)		4,436	771
Chang Hwa Commercial Bank		98,001	76,317
Cheng Shin Rubber Industry Co. Ltd.		43,000	67,465
Chicony Electronics Co. Ltd.		10,030	31,144
China Airlines Ltd.		40,000	11,883
China Development Finance Holding Corp.		206,000	64,168
China Life Insurance Co. Ltd. (a)		47,648	39,215
China Steel Corp.		194,000	149,167
Chinatrust Financial Holding Co. Ltd.		311,000	216,185
Chunghwa Telecom Co. Ltd.		71,000	260,738
Compal Electronics, Inc.		64,000	38,193
Delta Electronics, Inc.		37,000	162,568
E.SUN Financial Holdings Co. Ltd.		183,028	165,336
ECLAT Textile Co. Ltd.		3,000	40,281
EVA Airways Corp.		31,935	14,921
Evergreen Marine Corp. (Taiwan) (a)		46,866	19,209
Far Eastern Textile Ltd.		48,000	46,587
Far EasTone Telecommunications Co. Ltd.		25,000	59,840
Feng Tay Enterprise Co. Ltd.		5,500	37,150
First Financial Holding Co. Ltd.		171,872	125,954
Formosa Chemicals & Fibre Corp.		58,000	168,496
Formosa Petrochemical Corp.		20,000	63,545
Formosa Plastics Corp.		84,000	269,368
Formosa Taffeta Co. Ltd.		13,000	14,770
Foxconn Technology Co. Ltd.		21,000	44,895
Fubon Financial Holding Co. Ltd.		118,000	172,369
Giant Manufacturing Co. Ltd.		5,000	37,052
GlobalWafers Co. Ltd.		4,000	47,872
Highwealth Construction Corp.		12,000	18,395
HIWIN Technologies Corp.		3,221	27,618
Hon Hai Precision Industry Co. Ltd. (Foxconn)		221,800	586,172
Hotai Motor Co. Ltd.		5,000	88,203
Hua Nan Financial Holdings Co. Ltd.		121,634	87,343
Innolux Corp.		126,000	27,970
Inventec Corp.		42,000	30,435
Largan Precision Co. Ltd.		2,000	293,134
Lite-On Technology Corp.		35,000	57,610
MediaTek, Inc.		26,000	347,826
Mega Financial Holding Co. Ltd.		180,000	176,471
Micro-Star International Co. Ltd.		11,000	32,461
Nan Ya Plastics Corp.		86,000	203,030
Nanya Technology Corp.		25,000	57,381
Nien Made Enterprise Co. Ltd.		3,000	27,199
Novatek Microelectronics Corp.		11,000	70,693
Pegatron Corp.		33,000	64,165
Phison Electronics Corp.		2,000	18,198
Pou Chen Corp.		37,000	49,438
Powertech Technology, Inc.		11,000	34,625
President Chain Store Corp.		9,000	89,711
Quanta Computer, Inc.		46,000	88,235
Realtek Semiconductor Corp.		8,000	59,414
Ruentex Development Co. Ltd.		9,000	13,722
Ruentex Industries Ltd.		4,800	11,521
Shin Kong Financial Holding Co. Ltd.		173,508	54,730
Sinopac Holdings Co.		197,100	80,784
Standard Foods Corp.		7,000	14,093
Synnex Technology International Corp.		19,000	22,646
TaiMed Biologics, Inc. (a)		3,000	13,132
Taishin Financial Holdings Co. Ltd.		219,808	101,983
Taiwan Business Bank		89,692	37,791
Taiwan Cement Corp.		79,937	106,022
Taiwan Cooperative Financial Holding Co. Ltd.		141,874	97,458
Taiwan High Speed Rail Corp.		32,000	37,825
Taiwan Mobile Co. Ltd.		26,000	96,760
Taiwan Semiconductor Manufacturing Co. Ltd.		424,000	4,147,283
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		261	13,475
Tatung Co. Ltd. (a)		25,000	15,001
The Shanghai Commercial & Savings Bank Ltd.		58,899	101,390
Unified-President Enterprises Corp.		81,000	199,725
United Microelectronics Corp.		206,000	94,688
Vanguard International Semiconductor Corp.		13,000	27,792
Walsin Technology Corp.		5,000	30,084
Win Semiconductors Corp.		6,000	62,561
Winbond Electronics Corp.		48,000	26,992
Wistron Corp.		45,763	41,940
WPG Holding Co. Ltd.		33,400	42,273
Yageo Corp.		4,396	45,260
Yuanta Financial Holding Co. Ltd.		160,000	99,941

TOTAL TAIWAN			11,296,342

Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)		19,900	150,987
Airports of Thailand PCL (For. Reg.)		77,400	200,574
Bangkok Bank PCL (For. Reg.)		10,900	62,984
Bangkok Dusit Medical Services PCL (For. Reg.)		156,500	124,431
Bangkok Expressway and Metro PCL		135,800	48,581
Banpu PCL (For. Reg.)		78,200	30,052
Berli Jucker PCL (For. Reg)		21,000	33,915
BTS Group Holdings PCL		125,400	55,437
Bumrungrad Hospital PCL (For. Reg.)		8,100	32,334
C.P. ALL PCL (For. Reg.)		106,900	276,355
Central Pattana PCL (For. Reg.)		43,600	92,443
Charoen Pokphand Foods PCL (For. Reg.)		63,800	53,381
Electricity Generating PCL (For. Reg.)		4,500	51,726
Energy Absolute PCL		27,400	37,211
Gulf Energy Development PCL		14,100	75,749
Home Product Center PCL (For. Reg.)		91,500	52,118
Indorama Ventures PCL (For. Reg.)		32,300	29,975
Intouch Holdings PCL (For. Reg.)		36,800	80,451
IRPC PCL (For. Reg.)		159,300	17,941
Kasikornbank PCL		6,300	28,994
Kasikornbank PCL (For. Reg.)		27,100	125,169
Krung Thai Bank PCL (For. Reg.)		46,300	25,458
Land & House PCL (For. Reg.)		123,000	39,525
Minor International PCL:
warrants 9/30/21 (a)		1,750	176
(For. Reg.)		45,800	54,619
Muangthai Leasing PCL		9,000	18,493
PTT Exploration and Production PCL (For. Reg.)		21,400	85,389
PTT Global Chemical PCL (For. Reg.)		41,000	69,268
PTT PCL (For. Reg.)		198,700	297,801
Ratchaburi Electric Generating Holding PCL (For. Reg.)		12,800	31,185
Robinsons Department Store PCL (For. Reg.)		7,400	15,995
Siam Cement PCL (For. Reg.)		12,700	154,465
Siam Commercial Bank PCL (For. Reg.)		13,100	48,561
Thai Oil PCL (For. Reg.)		17,100	38,795
Thai Union Frozen Products PCL (For. Reg.)		59,700	28,873
TMB Bank PCL:
(For. Reg.)		231,100	11,018
rights (a)		159,982	212
Total Access Communication PCL (For. Reg.)		12,000	24,635
True Corp. PCL (For. Reg.)		236,700	39,213

TOTAL THAILAND			2,644,489

Turkey - 0.1%
Akbank TAS (a)		48,202	58,258
Anadolu Efes Biracilik Ve Malt Sanayii A/S		3,349	11,264
Arcelik A/S (a)		2,523	7,820
Aselsan A/S		6,163	19,781
Bim Birlesik Magazalar A/S JSC		7,418	61,397
Eregli Demir ve Celik Fabrikalari T.A.S.		22,334	25,548
Ford Otomotiv Sanayi A/S		1,552	17,509
Haci Omer Sabanci Holding A/S		12,020	17,387
Koc Holding A/S		11,610	38,035
TAV Havalimanlari Holding A/S		2,449	11,171
Tupras Turkiye Petrol Rafinerileri A/S		2,221	48,365
Turk Hava Yollari AO (a)		10,802	21,992
Turk Sise ve Cam Fabrikalari A/S		5,790	4,405
Turkcell Iletisim Hizmet A/S		18,609	40,914
Turkiye Garanti Bankasi A/S (a)		38,856	62,526
Turkiye Is Bankasi A/S Series C (a)		29,351	29,776

TOTAL TURKEY			476,148

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		48,492	102,985
Aldar Properties PJSC (a)		61,630	39,434
DP World Ltd.		2,719	36,136
Dubai Islamic Bank Pakistan Ltd. (a)		29,752	42,853
Emaar Development PJSC (a)		12,943	14,272
Emaar Malls Group PJSC (a)		49,794	26,437
Emaar Properties PJSC		55,776	64,846
Emirates Telecommunications Corp.		28,790	129,811
National Bank of Abu Dhabi PJSC		45,694	189,357

TOTAL UNITED ARAB EMIRATES			646,131

United Kingdom - 10.1%
3i Group PLC		17,142	250,471
Admiral Group PLC		3,126	81,876
Anglo American PLC (United Kingdom)		18,478	474,305
Antofagasta PLC		6,263	70,354
Ashtead Group PLC		7,970	242,406
Associated British Foods PLC		5,969	172,113
AstraZeneca PLC (United Kingdom)		22,718	2,215,397
Auto Trader Group PLC (b)		15,768	114,890
Aviva PLC		69,675	375,551
BAE Systems PLC		56,141	419,357
Barclays PLC		300,890	652,653
Barratt Developments PLC		17,962	146,862
Berkeley Group Holdings PLC		2,329	132,772
BHP Billiton PLC		36,615	776,624
BP PLC		341,293	2,164,263
BP PLC sponsored ADR		1,630	61,793
British American Tobacco PLC (United Kingdom)		39,726	1,389,452
British Land Co. PLC		15,226	122,419
BT Group PLC		148,637	394,123
Bunzl PLC		5,848	152,110
Burberry Group PLC		6,917	183,141
Carnival PLC		2,733	109,366
Centrica PLC		97,973	92,085
Coca-Cola European Partners PLC		4,016	214,896
Compass Group PLC		27,578	734,239
Croda International PLC		2,360	147,226
Diageo PLC		41,084	1,681,608
Direct Line Insurance Group PLC		22,982	81,003
easyJet PLC		2,731	43,796
Evraz PLC		8,552	40,678
Fresnillo PLC		3,725	34,259
G4S PLC (United Kingdom)		26,449	70,851
GlaxoSmithKline PLC		86,491	1,981,071
Halma PLC		6,232	151,241
Hargreaves Lansdown PLC		4,711	108,134
HSBC Holdings PLC (United Kingdom)		347,768	2,627,426
Imperial Tobacco Group PLC		16,773	367,706
Informa PLC		21,458	215,416
InterContinental Hotel Group PLC		2,885	174,585
Intertek Group PLC		2,734	189,540
Investec PLC		11,114	62,999
ITV PLC		67,363	116,708
J Sainsbury PLC		29,588	77,995
John Wood Group PLC		11,458	50,211
Johnson Matthey PLC		3,360	133,618
Kingfisher PLC		37,912	101,703
Land Securities Group PLC		11,936	145,336
Legal & General Group PLC		105,108	359,032
Lloyds Banking Group PLC		1,229,280	904,268
London Stock Exchange Group PLC		5,444	490,607
M&G PLC (a)		44,484	123,197
Marks & Spencer Group PLC		32,185	75,821
Meggitt PLC		13,071	105,720
Melrose Industries PLC		83,891	231,572
Merlin Entertainments PLC (b)		12,009	70,701
Micro Focus International PLC		5,570	76,449
Mondi PLC		6,159	127,450
Mondi PLC		1,964	40,617
National Grid PLC		58,867	687,272
Next PLC		2,438	207,864
NMC Health PLC		1,601	45,272
Ocado Group PLC (a)		7,639	131,507
Pearson PLC		12,949	114,360
Persimmon PLC		5,588	164,819
Prudential PLC		44,484	776,995
Reckitt Benckiser Group PLC		12,257	948,467
RELX PLC (London Stock Exchange)		33,730	811,800
Rentokil Initial PLC		32,792	193,059
Rio Tinto PLC		19,607	1,020,776
Rolls-Royce Holdings PLC (a)		1,400,102	1,814
Rolls-Royce Holdings PLC		30,437	280,074
Royal Bank of Scotland Group PLC		85,535	236,439
Royal Dutch Shell PLC:
Class A (United Kingdom)		77,890	2,257,883
Class B (United Kingdom)		61,576	1,773,375
RSA Insurance Group PLC		17,641	119,347
Sage Group PLC		18,226	169,938
Schroders PLC		2,152	86,276
Scottish & Southern Energy PLC		18,319	304,756
Segro PLC		18,274	199,832
Severn Trent PLC		3,952	115,438
Smith & Nephew PLC		15,303	328,501
Smiths Group PLC		6,554	136,982
Spirax-Sarco Engineering PLC		1,298	133,248
St. James's Place Capital PLC		9,518	128,346
Standard Chartered PLC (United Kingdom)		48,995	444,894
Standard Life PLC		42,226	166,007
Taylor Wimpey PLC		58,486	125,383
Tesco PLC		170,291	519,823
The Weir Group PLC		4,600	80,233
Unilever PLC		19,162	1,147,374
United Utilities Group PLC		11,505	129,686
Vodafone Group PLC		461,477	941,746
Vodafone Group PLC sponsored ADR		110	2,246
Whitbread PLC		2,202	115,834
WM Morrison Supermarkets PLC		42,905	110,515

TOTAL UNITED KINGDOM			38,110,243

United States of America - 0.1%
Southern Copper Corp.		1,347	47,926
Yum China Holdings, Inc.		6,449	274,083

TOTAL UNITED STATES OF AMERICA			322,009

TOTAL COMMON STOCKS
(Cost $369,520,434)			362,279,563

Nonconvertible Preferred Stocks - 1.3%
Brazil - 0.7%
Banco Bradesco SA (PN)		67,890	595,360
Braskem SA (PN-A) (a)		3,200	22,102
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)		3,200	32,706
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)		2,700	55,872
Companhia Energetica de Minas Gerais (CEMIG) (PN)		14,800	50,373
Gerdau SA		21,200	70,993
Itau Unibanco Holding SA		84,850	766,517
Itausa-Investimentos Itau SA (PN)		79,447	271,592
Lojas Americanas SA (PN)		12,400	61,807
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		74,300	563,016
Telefonica Brasil SA		7,300	96,617

TOTAL BRAZIL			2,586,955

Chile - 0.0%
Embotelladora Andina SA Class B		4,764	13,747
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		1,954	51,906

TOTAL CHILE			65,653

Colombia - 0.0%
Bancolombia SA (PN)		7,142	93,226
Grupo Aval Acciones y Valores SA		57,647	23,622
Grupo de Inversiones Suramerica SA		1,893	17,351

TOTAL COLOMBIA			134,199

Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		800	49,296
Fuchs Petrolub AG		1,409	60,155
Henkel AG & Co. KGaA		3,035	315,408
Porsche Automobil Holding SE (Germany)		2,651	195,195
Sartorius AG (non-vtg.)		618	120,068
Volkswagen AG		3,227	614,362

TOTAL GERMANY			1,354,484

Italy - 0.0%
Telecom Italia SpA (Risparmio Shares)		130,897	75,739
Korea (South) - 0.2%
AMOREPACIFIC Corp.		110	9,052
Hyundai Motor Co.		2,624	163,679
Hyundai Motor Co. Series 2		341	23,106
LG Chemical Ltd.		299	43,945
LG Household & Health Care Ltd.		30	18,944
Samsung Electronics Co. Ltd.		14,497	508,508

TOTAL KOREA (SOUTH)			767,234

Russia - 0.0%
AK Transneft OAO		7	18,176
Surgutneftegas OJSC		171,200	100,730

TOTAL RUSSIA			118,906

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,126,438)			5,103,170
		Principal Amount	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22 (Cost $3)	INR	756	3

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20(e)
(Cost $637,045)		$640,000	637,526
		Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 1.83% (f)		8,330,787	8,332,453
Fidelity Securities Lending Cash Central Fund 1.84% (f)(g)		422,644	422,686
TOTAL MONEY MARKET FUNDS
(Cost $8,755,139)			8,755,139
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $384,039,059)			376,775,401
NET OTHER ASSETS (LIABILITIES) - 0.5%			1,811,970
NET ASSETS - 100%			$378,587,371

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	77	Dec. 2019	$7,535,220	$190,961	$190,961
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	57	Dec. 2019	2,967,990	64,549	64,549
TME S&P/TSX 60 Index Contracts (Canada)	5	Dec. 2019	747,779	5,561	5,561
TOTAL FUTURES CONTRACTS					$261,071

The notional amount of futures purchased as a percentage of Net Assets is 3.0%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,805,884 or 1.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $511,199.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$235,409
Fidelity Securities Lending Cash Central Fund	9,395
Total	$244,804

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$24,513,192	$8,153,027	$16,360,165	$--
Consumer Discretionary	42,569,515	20,825,663	21,743,509	343
Consumer Staples	36,037,912	13,808,941	22,228,971	--
Energy	24,361,627	8,589,473	15,772,154	--
Financials	79,334,754	34,223,894	45,087,297	23,563
Health Care	32,062,935	4,929,960	27,132,975	--
Industrials	44,247,022	19,374,142	24,872,880	--
Information Technology	33,096,019	13,151,843	19,944,103	73
Materials	26,727,024	13,898,339	12,828,685	--
Real Estate	11,808,194	2,910,712	8,897,403	79
Utilities	12,624,539	5,538,010	7,086,529	--
Corporate Bonds	3	--	3	--
Government Obligations	637,526	--	637,526	--
Money Market Funds	8,755,139	8,755,139	--	--
Total Investments in Securities:	$376,775,401	$154,159,143	$222,592,200	$24,058
Derivative Instruments:
Assets
Futures Contracts	$261,071	$261,071	$--	$--
Total Assets	$261,071	$261,071	$--	$--
Total Derivative Instruments:	$261,071	$261,071	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$261,071	$0
Total Equity Risk	261,071	0
Total Value of Derivatives	$261,071	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $407,947) — See accompanying schedule: Unaffiliated issuers (cost $375,283,920)	$368,020,262
Fidelity Central Funds (cost $8,755,139)	8,755,139
Total Investment in Securities (cost $384,039,059)		$376,775,401
Cash		1,091
Foreign currency held at value (cost $779,600)		782,973
Receivable for fund shares sold		777,746
Dividends receivable		1,056,477
Distributions receivable from Fidelity Central Funds		17,283
Total assets		379,410,971
Liabilities
Payable for investments purchased	$31,245
Payable for fund shares redeemed	265,846
Payable for daily variation margin on futures contracts	45,031
Other payables and accrued expenses	59,002
Collateral on securities loaned	422,476
Total liabilities		823,600
Net Assets		$378,587,371
Net Assets consist of:
Paid in capital		$378,762,593
Total accumulated earnings (loss)		(175,222)
Net Assets, for 32,670,187 shares outstanding		$378,587,371
Net Asset Value, offering price and redemption price per share ($378,587,371 ÷ 32,670,187 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$10,389,839
Non-Cash dividends		788,422
Interest		15,531
Income from Fidelity Central Funds (including $9,395 from security lending)		244,804
Income before foreign taxes withheld		11,438,596
Less foreign taxes withheld		(995,088)
Total income		10,443,508
Expenses
Independent trustees' fees and expenses	$1,245
Commitment fees	789
Total expenses before reductions	2,034
Expense reductions	(188)
Total expenses after reductions		1,846
Net investment income (loss)		10,441,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,170,960)
Fidelity Central Funds	(16)
Foreign currency transactions	(55,063)
Futures contracts	491,553
Total net realized gain (loss)		(1,734,486)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $58,949)	23,581,316
Assets and liabilities in foreign currencies	16,365
Futures contracts	1,097,308
Total change in net unrealized appreciation (depreciation)		24,694,989
Net gain (loss)		22,960,503
Net increase (decrease) in net assets resulting from operations		$33,402,165

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,441,662	$4,069,385
Net realized gain (loss)	(1,734,486)	230,182
Change in net unrealized appreciation (depreciation)	24,694,989	(32,247,806)
Net increase (decrease) in net assets resulting from operations	33,402,165	(27,948,239)
Distributions to shareholders	(4,638,877)	(129,938)
Share transactions
Proceeds from sales of shares	204,836,737	304,258,299
Reinvestment of distributions	493,244	129,938
Cost of shares redeemed	(100,377,123)	(39,431,399)
Net increase (decrease) in net assets resulting from share transactions	104,952,858	264,956,838
Total increase (decrease) in net assets	133,716,146	236,878,661
Net Assets
Beginning of period	244,871,225	7,992,564
End of period	$378,587,371	$244,871,225
Other Information
Shares
Sold	18,674,141	25,836,592
Issued in reinvestment of distributions	48,215	11,202
Redeemed	(9,148,091)	(3,429,802)
Net increase (decrease)	9,574,265	22,417,992

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Index Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.60	$11.79	$10.00
Income from Investment Operations
Net investment income (loss)B	.37	.36	.19
Net realized and unrealized gain (loss)	.81	(1.35)	1.60
Total from investment operations	1.18	(.99)	1.79
Distributions from net investment income	(.19)	(.15)	–
Distributions from net realized gain	–	(.05)	–
Total distributions	(.19)	(.20)	–
Net asset value, end of period	$11.59	$10.60	$11.79
Total ReturnC,D	11.40%	(8.53)%	17.90%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	- %H
Net investment income (loss)	3.35%	3.13%	2.64%H
Supplemental Data
Net assets, end of period (000 omitted)	$378,587	$244,871	$7,993
Portfolio turnover rateI	4%	4%J	18%H

 A For the period March 9, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Flex International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,659,278
Gross unrealized depreciation	(37,144,718)
Net unrealized appreciation (depreciation)	$(8,485,440)
Tax Cost	$385,266,402

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,752,428
Capital loss carryforward	$(388,488)
Net unrealized appreciation (depreciation) on securities and other investments	$(8,480,214)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(279,735)
Long-term	(108,753)
Total capital loss carryforward	$(388,488)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$4,638,877	$ 118,359
Long-term Capital Gains	–	11,579
Total	$4,638,877	$ 129,938

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,844,877 and $11,397,623, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $181,394,706 in exchange for 15,179,473 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Notes to Financial Statements.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $789 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $24,605. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $138 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $188.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex International Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Index Fund (the “Fund”), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from March 9, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 9, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	- %-C	$1,000.00	$1,017.60	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 84% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1807 and $0.0171 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

July 2019 Contract Approval. At its July 2019 meeting, the Board voted to approve an amended and restated sub-advisory agreement with FMR Co., Inc. (FMRC) to reduce the sub-advisory fee rate paid by FMR to FMRC (New Contract). In reaching its conclusion to approve the New Contract, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contract would change its prior conclusions. The Board noted that FMR, and not the fund, pays the sub-advisory fee. The Board also noted that the New Contract would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contract should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMRC expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, with which the Board is familiar through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

ZEI-ANN-1219
1.9881635.102

Fidelity® U.S. Sustainability Index Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® U.S. Sustainability Index Fund	17.06%	12.81%

 A From May 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Sustainability Index Fund on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA ESG Leaders Index performed over the same period.

Period Ending Values
$13,483	Fidelity® U.S. Sustainability Index Fund
$13,531	MSCI USA ESG Leaders Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 14.33% for the 12 months ending October 31, 2019, ending the period just shy of a record close after seesawing due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, rising in the final two months and reaching a new high on October 30, when the Fed cut interest rates for the third time this year. For the full 12 months, the defensive real estate (+27%) and utilities (+24%) sectors led the way, followed by information technology (+23%). Communication services and consumer discretionary each gained about 16%, while industrials advanced 15%. In contrast, energy (-11%) was by far the weakest sector – slipping on lower oil prices. Other notable laggards included health care (+9%) and financials (+12%). Lastly, consumer staples and materials finished roughly in line with the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund's share classes gained 17.06%, compared with the 17.24% advance of the benchmark MSCI USA ESG Leaders Index. Within this strong market environment, nine of 11 sectors produced double-digit gains, while only one, energy (-13%), lost value. More specifically, a backdrop of sluggish oil pricing weighed on several energy stocks, especially oil-field services company Schlumberger (-33%), exploration and production firm Occidental Petroleum (-36%) and multinational energy company ConocoPhillips (-19%). Outside of energy, Kraft Heinz (-46%) also detracted with more than half of that decline taking place in February, after the packaged-foods company reported an exceptionally large charge to its quarterly earnings and simultaneously announced a government inquiry into the firm's accounting practices. In contrast, the leading absolute contributor was software company Microsoft (+36%), whose strong earnings growth, coupled with management's decision to buy back stock and increase its quarterly dividend, helped drive its stock price higher. Better-than-expected sales growth was partly behind the favorable stock performance of consumer-goods company Procter & Gamble (+44%), while continued growth in electronic payments contributed to the strong gains of payment processors Visa (+31%) and Mastercard (+41%). Lastly, shares of Alphabet, the parent company of internet search leader Google, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Microsoft Corp.	7.7
Alphabet, Inc. Class C	2.9
Alphabet, Inc. Class A	2.8
Johnson & Johnson	2.6
Procter & Gamble Co.	2.3
Visa, Inc. Class A	2.3
The Home Depot, Inc.	1.9
Intel Corp.	1.9
MasterCard, Inc. Class A	1.8
Verizon Communications, Inc.	1.8
28.0

Top Five Market Sectors as of October 31, 2019

% of fund's net assets
Information Technology	22.5
Health Care	13.7
Financials	12.3
Communication Services	11.0
Consumer Discretionary	10.5

Asset Allocation (% of fund's net assets)

As of October 31, 2019*
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 5.3%

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 11.0%
Diversified Telecommunication Services - 1.9%
CenturyLink, Inc. (a)	14,933	$193,233
Verizon Communications, Inc.	63,150	3,818,681
		4,011,914
Entertainment - 2.9%
Electronic Arts, Inc. (b)	4,530	436,692
Netflix, Inc. (b)	6,676	1,918,749
The Walt Disney Co.	27,479	3,570,072
		5,925,513
Interactive Media & Services - 5.8%
Alphabet, Inc.:
Class A (b)	4,570	5,752,716
Class C (b)	4,788	6,033,407
TripAdvisor, Inc. (b)	1,665	67,266
		11,853,389
Media - 0.4%
Discovery Communications, Inc.:
Class A (a)(b)	2,380	64,153
Class C (non-vtg.) (b)	5,506	138,971
Liberty Broadband Corp. Class C (b)	1,626	191,982
Liberty Global PLC:
Class A (b)	2,489	62,598
Class C (b)	6,395	152,649
Omnicom Group, Inc.	3,376	260,593
		870,946

TOTAL COMMUNICATION SERVICES		22,661,762

CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.2%
Aptiv PLC	3,928	351,752
BorgWarner, Inc.	3,196	133,209
		484,961
Automobiles - 0.4%
Harley-Davidson, Inc.	2,428	94,473
Tesla, Inc. (a)(b)	2,001	630,155
		724,628
Distributors - 0.2%
Genuine Parts Co.	2,224	228,138
LKQ Corp. (b)	4,797	163,050
		391,188
Diversified Consumer Services - 0.0%
H&R Block, Inc.	3,098	77,419
Hotels, Restaurants & Leisure - 2.6%
ARAMARK Holdings Corp.	3,755	164,319
Darden Restaurants, Inc.	1,871	210,057
Domino's Pizza, Inc.	595	161,614
Hilton Worldwide Holdings, Inc.	4,214	408,589
McDonald's Corp.	11,661	2,293,719
Norwegian Cruise Line Holdings Ltd. (b)	3,283	166,645
Royal Caribbean Cruises Ltd.	2,716	295,582
Starbucks Corp.	18,500	1,564,360
Vail Resorts, Inc.	613	142,443
		5,407,328
Household Durables - 0.4%
Garmin Ltd.	2,029	190,219
Mohawk Industries, Inc. (b)	940	134,777
Newell Brands, Inc.	6,151	116,684
NVR, Inc. (b)	52	189,103
Whirlpool Corp.	964	146,644
		777,427
Internet & Direct Marketing Retail - 1.0%
Expedia, Inc.	2,148	293,546
MercadoLibre, Inc. (b)	676	352,548
The Booking Holdings, Inc. (b)	661	1,354,237
		2,000,331
Leisure Products - 0.1%
Hasbro, Inc.	1,821	177,202
Multiline Retail - 0.1%
Kohl's Corp.	2,498	128,047
Macy's, Inc. (a)	4,699	71,237
Nordstrom, Inc. (a)	1,652	59,307
		258,591
Specialty Retail - 4.1%
Advance Auto Parts, Inc.	1,093	177,591
Best Buy Co., Inc.	3,676	264,047
CarMax, Inc. (a)(b)	2,534	236,093
Gap, Inc.	3,535	57,479
L Brands, Inc.	3,642	62,060
Lowe's Companies, Inc.	12,137	1,354,611
Ross Stores, Inc.	5,610	615,249
The Home Depot, Inc.	16,799	3,940,709
Tiffany & Co., Inc. (a)	1,666	207,434
TJX Companies, Inc.	18,516	1,067,447
Tractor Supply Co.	1,839	174,742
Ulta Beauty, Inc. (b)	852	198,644
		8,356,106
Textiles, Apparel & Luxury Goods - 1.4%
Capri Holdings Ltd. (b)	2,302	71,523
Hanesbrands, Inc.	5,515	83,883
lululemon athletica, Inc. (b)	1,697	346,646
NIKE, Inc. Class B	19,186	1,718,106
PVH Corp.	1,137	99,101
Tapestry, Inc.	4,431	114,586
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	2,868	59,224
Class C (non-vtg.) (b)	2,959	54,742
VF Corp.	5,146	423,464
		2,971,275

TOTAL CONSUMER DISCRETIONARY		21,626,456

CONSUMER STAPLES - 7.3%
Beverages - 3.1%
PepsiCo, Inc.	21,405	2,936,124
The Coca-Cola Co.	61,884	3,368,346
		6,304,470
Food Products - 0.7%
Bunge Ltd.	2,145	115,830
Campbell Soup Co. (a)	2,539	117,581
General Mills, Inc.	9,163	466,030
Hormel Foods Corp. (a)	4,485	183,392
Kellogg Co.	3,892	247,259
McCormick & Co., Inc. (non-vtg.)	1,866	299,848
		1,429,940
Household Products - 3.2%
Clorox Co.	1,941	286,666
Colgate-Palmolive Co.	12,456	854,482
Kimberly-Clark Corp.	5,253	698,019
Procter & Gamble Co.	38,299	4,768,608
		6,607,775
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	3,350	624,005

TOTAL CONSUMER STAPLES		14,966,190

ENERGY - 3.9%
Energy Equipment & Services - 0.6%
Baker Hughes, A GE Co. Class A	9,585	205,119
National Oilwell Varco, Inc.	5,880	133,006
Schlumberger Ltd.	21,166	691,917
TechnipFMC PLC (a)	6,498	128,206
		1,158,248
Oil, Gas & Consumable Fuels - 3.3%
Apache Corp.	5,791	125,433
Cheniere Energy, Inc. (b)	3,528	217,148
Cimarex Energy Co.	1,557	65,737
ConocoPhillips Co.	17,261	952,807
Devon Energy Corp.	6,323	128,230
Hess Corp.	4,160	273,520
HollyFrontier Corp.	2,477	136,086
Kinder Morgan, Inc.	31,130	621,977
Marathon Oil Corp.	12,511	144,252
Marathon Petroleum Corp.	10,125	647,494
Noble Energy, Inc.	7,302	140,637
Occidental Petroleum Corp.	13,677	553,919
ONEOK, Inc.	6,287	439,021
Parsley Energy, Inc. Class A	4,297	67,936
Phillips 66 Co.	6,934	810,030
Pioneer Natural Resources Co.	2,565	315,546
Targa Resources Corp. (a)	3,554	138,180
The Williams Companies, Inc.	18,459	411,820
Valero Energy Corp.	6,376	618,344
		6,808,117

TOTAL ENERGY		7,966,365

FINANCIALS - 12.3%
Banks - 3.0%
BB&T Corp.	11,680	619,624
CIT Group, Inc.	1,497	64,206
Citizens Financial Group, Inc.	7,019	246,788
Comerica, Inc.	2,355	154,064
East West Bancorp, Inc.	2,224	95,454
Fifth Third Bancorp	11,249	327,121
First Republic Bank	2,555	271,750
Huntington Bancshares, Inc.	16,052	226,815
KeyCorp	15,375	276,289
M&T Bank Corp.	1,977	309,460
Peoples United Financial, Inc.	6,750	109,148
PNC Financial Services Group, Inc.	6,896	1,011,643
Regions Financial Corp.	15,519	249,856
Signature Bank	843	99,744
SunTrust Banks, Inc.	6,769	462,593
SVB Financial Group (b)	790	174,969
U.S. Bancorp	23,086	1,316,364
Zions Bancorp NA	2,809	136,152
		6,152,040
Capital Markets - 4.2%
Affiliated Managers Group, Inc.	783	62,546
Ameriprise Financial, Inc.	2,041	307,966
Bank of New York Mellon Corp.	13,172	615,791
BlackRock, Inc. Class A	1,769	816,747
Cboe Global Markets, Inc.	1,700	195,755
Charles Schwab Corp.	18,354	747,191
CME Group, Inc.	5,467	1,124,835
E*TRADE Financial Corp.	3,735	156,086
FactSet Research Systems, Inc. (a)	585	148,309
Franklin Resources, Inc.	4,657	128,300
Intercontinental Exchange, Inc.	8,614	812,472
Invesco Ltd.	6,087	102,383
KKR & Co. LP (a)	7,460	215,072
Moody's Corp.	2,608	575,560
Northern Trust Corp.	3,151	314,092
Raymond James Financial, Inc.	1,930	161,136
S&P Global, Inc.	3,760	970,042
State Street Corp.	5,686	375,674
T. Rowe Price Group, Inc.	3,603	417,227
TD Ameritrade Holding Corp.	4,220	161,964
The NASDAQ OMX Group, Inc.	1,768	176,393
		8,585,541
Consumer Finance - 1.2%
Ally Financial, Inc.	6,047	185,220
American Express Co.	10,839	1,271,198
Capital One Financial Corp.	7,179	669,442
Discover Financial Services	4,936	396,163
		2,522,023
Diversified Financial Services - 0.1%
AXA Equitable Holdings, Inc. (a)	4,495	97,092
Voya Financial, Inc.	2,208	119,144
		216,236
Insurance - 3.8%
Allstate Corp.	5,095	542,210
American Financial Group, Inc.	1,155	120,166
American International Group, Inc.	13,291	703,891
Aon PLC	3,675	709,863
Arch Capital Group Ltd. (b)	6,144	256,573
Arthur J. Gallagher & Co.	2,838	258,882
Assurant, Inc.	939	118,380
Chubb Ltd.	6,990	1,065,416
Erie Indemnity Co. Class A (a)	383	70,575
Hartford Financial Services Group, Inc.	5,511	314,568
Lincoln National Corp.	3,087	174,354
Loews Corp.	4,183	204,967
Marsh & McLennan Companies, Inc.	7,810	809,272
Principal Financial Group, Inc.	4,268	227,826
Progressive Corp.	8,928	622,282
Prudential Financial, Inc.	6,211	566,071
Reinsurance Group of America, Inc.	954	154,996
The Travelers Companies, Inc.	4,006	525,026
Willis Group Holdings PLC	1,969	368,006
		7,813,324

TOTAL FINANCIALS		25,289,164

HEALTH CARE - 13.7%
Biotechnology - 3.9%
AbbVie, Inc.	22,573	1,795,682
Amgen, Inc.	9,314	1,986,211
Biogen, Inc. (b)	2,961	884,480
BioMarin Pharmaceutical, Inc. (b)	2,727	199,644
Celgene Corp. (b)	10,771	1,163,591
Gilead Sciences, Inc.	19,417	1,237,057
Vertex Pharmaceuticals, Inc. (b)	3,912	764,718
		8,031,383
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc. (b)	1,159	292,404
Becton, Dickinson & Co.	4,120	1,054,720
Dentsply Sirona, Inc.	3,565	195,291
DexCom, Inc. (b)	1,387	213,931
Edwards Lifesciences Corp. (b)	3,186	759,479
Hologic, Inc. (b)	4,076	196,912
IDEXX Laboratories, Inc. (b)	1,311	373,648
ResMed, Inc.	2,197	324,980
STERIS PLC	1,289	182,484
Varian Medical Systems, Inc. (b)	1,387	167,563
		3,761,412
Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	2,402	205,083
Cardinal Health, Inc.	4,542	224,602
Centene Corp. (b)	6,298	334,298
Cigna Corp.	5,795	1,034,176
HCA Holdings, Inc.	4,187	559,132
Henry Schein, Inc. (b)	2,282	142,819
Humana, Inc.	2,064	607,229
Laboratory Corp. of America Holdings (b)	1,500	247,155
Quest Diagnostics, Inc.	2,047	207,259
		3,561,753
Health Care Technology - 0.2%
Cerner Corp.	4,980	334,258
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	4,816	364,812
IQVIA Holdings, Inc. (b)	2,568	370,871
Mettler-Toledo International, Inc. (b)	378	266,467
Waters Corp. (b)	1,059	224,106
		1,226,256
Pharmaceuticals - 5.5%
Bristol-Myers Squibb Co.	24,977	1,432,930
Jazz Pharmaceuticals PLC (b)	862	108,293
Johnson & Johnson	40,540	5,352,902
Merck & Co., Inc.	39,314	3,406,951
Perrigo Co. PLC	1,966	104,237
Zoetis, Inc. Class A	7,312	935,351
		11,340,664

TOTAL HEALTH CARE		28,255,726

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.3%
Arconic, Inc.	6,050	166,194
TransDigm Group, Inc.	733	385,763
		551,957
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc. (a)	2,077	157,104
Expeditors International of Washington, Inc.	2,625	191,468
United Parcel Service, Inc. Class B	10,651	1,226,676
		1,575,248
Airlines - 0.1%
Delta Air Lines, Inc.	2,500	137,700
Southwest Airlines Co.	2,068	116,077
		253,777
Building Products - 0.6%
Allegion PLC	1,430	165,937
Fortune Brands Home & Security, Inc.	2,123	127,486
Johnson Controls International PLC	12,168	527,239
Lennox International, Inc.	539	133,327
Masco Corp.	4,484	207,385
Owens Corning	1,666	102,092
		1,263,466
Commercial Services & Supplies - 0.5%
Copart, Inc. (b)	3,142	259,655
Waste Management, Inc.	6,490	728,243
		987,898
Electrical Equipment - 0.5%
Acuity Brands, Inc.	608	75,872
Eaton Corp. PLC	6,464	563,079
Rockwell Automation, Inc.	1,804	310,270
Sensata Technologies, Inc. PLC (b)	2,475	126,695
		1,075,916
Industrial Conglomerates - 1.0%
3M Co.	8,800	1,451,912
Roper Technologies, Inc.	1,587	534,756
		1,986,668
Machinery - 2.8%
Caterpillar, Inc.	8,729	1,202,856
Cummins, Inc.	2,281	393,427
Deere & Co.	4,600	801,044
Dover Corp.	2,216	230,220
Flowserve Corp.	1,982	96,801
IDEX Corp.	1,154	179,482
Illinois Tool Works, Inc.	4,977	839,023
Ingersoll-Rand PLC	3,675	466,321
PACCAR, Inc.	5,281	401,673
Parker Hannifin Corp.	1,961	359,824
Pentair PLC	2,518	104,421
Snap-On, Inc.	847	137,781
Stanley Black & Decker, Inc.	2,310	349,572
WABCO Holdings, Inc. (b)	784	105,542
Xylem, Inc.	2,757	211,434
		5,879,421
Professional Services - 0.3%
IHS Markit Ltd. (b)	5,812	406,956
Manpower, Inc.	912	82,919
Nielsen Holdings PLC	5,423	109,328
Robert Half International, Inc.	1,820	104,231
		703,434
Road & Rail - 1.8%
AMERCO	133	53,870
CSX Corp.	11,741	825,040
Kansas City Southern	1,533	215,816
Norfolk Southern Corp.	4,064	739,648
Union Pacific Corp.	10,809	1,788,457
		3,622,831
Trading Companies & Distributors - 0.3%
Fastenal Co.	8,722	313,469
United Rentals, Inc. (b)	1,202	160,551
W.W. Grainger, Inc.	722	222,982
		697,002

TOTAL INDUSTRIALS		18,597,618

INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 0.2%
Motorola Solutions, Inc.	2,512	417,796
Electronic Equipment & Components - 0.4%
Keysight Technologies, Inc. (b)	2,881	290,722
TE Connectivity Ltd.	5,149	460,836
Trimble, Inc. (b)	3,843	153,105
		904,663
IT Services - 6.3%
Accenture PLC Class A	9,739	1,805,805
Cognizant Technology Solutions Corp. Class A	8,700	530,178
IBM Corp.	13,536	1,810,169
Jack Henry & Associates, Inc.	1,178	166,758
MasterCard, Inc. Class A	13,877	3,841,292
The Western Union Co.	6,572	164,694
Visa, Inc. Class A (a)	26,552	4,749,091
		13,067,987
Semiconductors & Semiconductor Equipment - 4.4%
Applied Materials, Inc.	14,300	775,918
Intel Corp.	68,353	3,863,995
Lam Research Corp.	2,291	620,953
Marvell Technology Group Ltd. (a)	9,544	232,778
NVIDIA Corp.	8,833	1,775,610
Texas Instruments, Inc.	14,322	1,689,853
		8,959,107
Software - 10.8%
Adobe, Inc. (b)	7,449	2,070,301
Autodesk, Inc. (b)	3,365	495,866
Cadence Design Systems, Inc. (b)	4,294	280,613
Citrix Systems, Inc.	2,019	219,788
Intuit, Inc.	3,959	1,019,443
Microsoft Corp.	111,149	15,935,428
Salesforce.com, Inc. (b)	12,695	1,986,641
VMware, Inc. Class A	1,268	200,686
		22,208,766
Technology Hardware, Storage & Peripherals - 0.4%
Dell Technologies, Inc. (b)	2,384	126,090
Hewlett Packard Enterprise Co.	20,490	336,241
HP, Inc.	22,953	398,694
		861,025

TOTAL INFORMATION TECHNOLOGY		46,419,344

MATERIALS - 2.8%
Chemicals - 2.0%
Axalta Coating Systems Ltd. (b)	3,215	94,810
Celanese Corp. Class A	1,929	233,698
Ecolab, Inc.	3,962	760,981
International Flavors & Fragrances, Inc. (a)	1,545	188,505
Linde PLC	8,287	1,643,726
PPG Industries, Inc.	3,613	452,059
Sherwin-Williams Co.	1,269	726,274
The Mosaic Co.	5,596	111,248
		4,211,301
Containers & Packaging - 0.4%
Avery Dennison Corp.	1,289	164,812
Ball Corp.	4,844	338,935
International Paper Co.	5,787	252,776
		756,523
Metals & Mining - 0.4%
Newmont Goldcorp Corp.	12,537	498,095
Nucor Corp.	4,645	250,133
		748,228

TOTAL MATERIALS		5,716,052

REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 3.1%
Alexandria Real Estate Equities, Inc.	1,719	272,891
American Tower Corp.	6,751	1,472,258
Boston Properties, Inc.	2,367	324,752
Camden Property Trust (SBI)	1,472	168,353
Duke Realty Corp.	5,468	192,146
Equinix, Inc.	1,284	727,746
Federal Realty Investment Trust (SBI)	1,140	155,051
HCP, Inc.	7,291	274,287
Host Hotels & Resorts, Inc.	11,305	185,289
Iron Mountain, Inc.	4,378	143,598
Liberty Property Trust (SBI)	2,383	140,764
Prologis, Inc.	9,637	845,743
SBA Communications Corp. Class A	1,733	417,046
The Macerich Co.	1,712	47,080
UDR, Inc.	4,290	215,573
Welltower, Inc.	6,191	561,462
Weyerhaeuser Co.	11,356	331,709
		6,475,748
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	4,892	261,967
Jones Lang LaSalle, Inc.	785	115,018
		376,985

TOTAL REAL ESTATE		6,852,733

UTILITIES - 3.3%
Electric Utilities - 1.2%
Alliant Energy Corp.	3,604	192,237
Edison International	5,391	339,094
Eversource Energy	4,836	404,967
Pinnacle West Capital Corp.	1,709	160,851
Southern Co.	15,892	995,793
Xcel Energy, Inc.	7,887	500,903
		2,593,845
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	10,122	172,580
Multi-Utilities - 1.8%
CMS Energy Corp.	4,317	275,943
Consolidated Edison, Inc.	4,985	459,717
Dominion Energy, Inc.	12,256	1,011,733
DTE Energy Co.	2,793	355,605
NiSource, Inc.	5,703	159,912
Public Service Enterprise Group, Inc.	7,703	487,677
Sempra Energy	4,194	606,075
WEC Energy Group, Inc.	4,835	456,424
		3,813,086
Water Utilities - 0.2%
American Water Works Co., Inc.	2,766	340,965

TOTAL UTILITIES		6,920,476

TOTAL COMMON STOCKS
(Cost $185,714,657)		205,271,886

Money Market Funds - 3.8%
Fidelity Cash Central Fund 1.83% (c)	922,679	922,864
Fidelity Securities Lending Cash Central Fund 1.84% (c)(d)	6,876,514	6,877,201
TOTAL MONEY MARKET FUNDS
(Cost $7,800,065)		7,800,065
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $193,514,722)		213,071,951
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(6,978,093)
NET ASSETS - 100%		$206,093,858

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	3	Dec. 2019	$455,370	$18,290	$18,290

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,429
Fidelity Securities Lending Cash Central Fund	4,594
Total	$24,023

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$22,661,762	$22,661,762	$--	$--
Consumer Discretionary	21,626,456	21,626,456	--	--
Consumer Staples	14,966,190	14,966,190	--	--
Energy	7,966,365	7,966,365	--	--
Financials	25,289,164	25,289,164	--	--
Health Care	28,255,726	28,255,726	--	--
Industrials	18,597,618	18,597,618	--	--
Information Technology	46,419,344	46,419,344	--	--
Materials	5,716,052	5,716,052	--	--
Real Estate	6,852,733	6,852,733	--	--
Utilities	6,920,476	6,920,476	--	--
Money Market Funds	7,800,065	7,800,065	--	--
Total Investments in Securities:	$213,071,951	$213,071,951	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$18,290	$18,290	$--	$--
Total Assets	$18,290	$18,290	$--	$--
Total Derivative Instruments:	$18,290	$18,290	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$18,290	$0
Total Equity Risk	18,290	0
Total Value of Derivatives	$18,290	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $6,715,302) — See accompanying schedule: Unaffiliated issuers (cost $185,714,657)	$205,271,886
Fidelity Central Funds (cost $7,800,065)	7,800,065
Total Investment in Securities (cost $193,514,722)		$213,071,951
Segregated cash with brokers for derivative instruments		25,200
Cash		4,303
Receivable for fund shares sold		654,451
Dividends receivable		226,823
Distributions receivable from Fidelity Central Funds		2,580
Total assets		213,985,308
Liabilities
Payable for investments purchased	$916,052
Payable for fund shares redeemed	77,922
Accrued management fee	17,932
Payable for daily variation margin on futures contracts	2,413
Collateral on securities loaned	6,877,131
Total liabilities		7,891,450
Net Assets		$206,093,858
Net Assets consist of:
Paid in capital		$184,751,090
Total accumulated earnings (loss)		21,342,768
Net Assets		$206,093,858
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($206,093,858 ÷ 15,633,433 shares)		$13.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$2,579,811
Interest		511
Income from Fidelity Central Funds (including $4,594 from security lending)		24,023
Total income		2,604,345
Expenses
Management fee	$119,848
Transfer agent fees	25,967
Independent trustees' fees and expenses	486
Commitment fees	316
Total expenses before reductions	146,617
Expense reductions	(74)
Total expenses after reductions		146,543
Net investment income (loss)		2,457,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,393)
Fidelity Central Funds	91
Futures contracts	41,448
Total net realized gain (loss)		25,146
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	19,177,412
Futures contracts	6,109
Total change in net unrealized appreciation (depreciation)		19,183,521
Net gain (loss)		19,208,667
Net increase (decrease) in net assets resulting from operations		$21,666,469

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,457,802	$786,814
Net realized gain (loss)	25,146	(64,431)
Change in net unrealized appreciation (depreciation)	19,183,521	(394,740)
Net increase (decrease) in net assets resulting from operations	21,666,469	327,643
Distributions to shareholders	(1,116,687)	(166,474)
Share transactions - net increase (decrease)	117,209,271	50,677,146
Total increase (decrease) in net assets	137,759,053	50,838,315
Net Assets
Beginning of period	68,334,805	17,496,490
End of period	$206,093,858	$68,334,805

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Sustainability Index Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.43	$10.90	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.21	.09
Net realized and unrealized gain (loss)	1.69	.41C	.81
Total from investment operations	1.92	.62	.90
Distributions from net investment income	(.15)	(.08)	–
Distributions from net realized gain	(.02)	(.01)	–
Total distributions	(.17)	(.09)	–
Net asset value, end of period	$13.18	$11.43	$10.90
Total ReturnD,E	17.06%	5.67%	9.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	.11%	.11%	.11%H
Expenses net of fee waivers, if any	.11%	.11%	.11%H
Expenses net of all reductions	.11%	.11%	.11%H
Net investment income (loss)	1.84%	1.82%	1.86%H
Supplemental Data
Net assets, end of period (000 omitted)	$206,094	$6,125	$558
Portfolio turnover rateI	12%	15%	3%J

 A For the period May 9, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity U.S. Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 9, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity U.S. Sustainability Index Fund (formerly Institutional Class). All current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,485,729
Gross unrealized depreciation	(5,607,489)
Net unrealized appreciation (depreciation)	$18,878,240
Tax Cost	$194,193,711

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,168,050
Undistributed long-term capital gain	$296,477
Net unrealized appreciation (depreciation) on securities and other investments	$18,878,240

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$1,044,003	$ 160,394
Long-term Capital Gains	72,684	6,080
Total	$1,116,687	$ 166,474

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $134,994,559 and $16,263,569, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. During July 2019, the Board approved to change the management fee to an annual rate of .11% of the Fund's average net assets effective August 1, 2019. Prior to August 1, 2019, the annual management fee rate was .08%. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During July 2019, the Board also approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

Prior to August 1, 2019, under the expense contract, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .11% of each class' average net assets on an annual basis with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Fidelity U.S. Sustainability Index Fund, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2019, the Fund does not pay transfer agent fees. Prior to August 1, 2019, under the expense contract, each Class paid a portion of the transfer agent fees at an annual rate of .03% of class-level average net assets.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$114
Premium Class	428
Fidelity U.S. Sustainability Index Fund	25,425
$ 25,967

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $316 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $317. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $74.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Investor Class	$–	$30,652
Premium Class	–	131,284
Fidelity U.S. Sustainability Index Fund	1,116,687	4,538
Total	$1,116,687	$166,474

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Investor Class
Shares sold	52,131	2,070,468	$605,676	$24,029,375
Reinvestment of distributions	–	2,706	–	30,067
Shares redeemed	(1,190,190)	(1,230,207)	(14,026,768)	(14,115,014)
Net increase (decrease)	(1,138,059)	842,967	$(13,421,092)	$9,944,428
Premium Class
Shares sold	163,334	3,858,697	$1,886,350	$44,544,353
Reinvestment of distributions	–	11,366	–	126,165
Shares redeemed	(4,469,837)	(823,359)	(52,703,290)	(9,524,016)
Net increase (decrease)	(4,306,503)	3,046,704	$(50,816,940)	$35,146,502
Fidelity U.S. Sustainability Index Fund
Shares sold	17,250,022	524,953	$207,779,031	$6,053,807
Reinvestment of distributions	91,681	311	1,022,239	3,452
Shares redeemed	(2,244,159)	(40,613)	(27,353,967)	(471,043)
Net increase (decrease)	15,097,544	484,651	$181,447,303	$5,586,216

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Sustainability Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Sustainability Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period May 9, 2017 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period May 9, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity U.S. Sustainability Index Fund	.11%
Actual		$1,000.00	$1,046.90	$.57
Hypothetical-C		$1,000.00	$1,024.65	$.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity U.S. Sustainability Index Fund voted to pay on December 9, 2019, to shareholders of record at the opening of business on December 6, 2019, a distribution of $0.019 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.176 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2019, $297,237, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 92% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 97% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

At its July 2019 meeting, the Board voted to approve an amended and restated management contract to implement a comprehensive unitary fee for the fund (New Contract). In reaching its conclusion to approve the New Contract, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contract would change its prior conclusions. The Board considered that the New Contract would implement a comprehensive unitary fee set at the fund's current expense contract level and payable to FMR for managing the fund and paying all of the fund's operating expenses, subject to certain exceptions. The Board considered that, although the proposed unitary fee rate was higher than the fund's current management fee rate, the fund would no longer pay operating expenses under separate agreements and there would be no change to the fund's current total expense ratio. The Board also noted that the New Contract would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contract should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity U.S. Sustainability Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board considered that, as a result of its approval of the New Contract at the July 2019 meeting, the fund's management fee rate was increased from 0.08% to 0.11% effective August 1, 2019, but that the fund no longer paid operating expenses under separate agreements.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate, which covers expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

USY-ANN-1219
1.9883815.102

Fidelity® International Sustainability Index Fund

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® International Sustainability Index Fund	12.81%	4.98%

 A From May 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Sustainability Index Fund on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index performed over the same period.

Period Ending Values
$11,279	Fidelity® International Sustainability Index Fund
$11,558	MSCI ACWI (All Country World Index) ex USA ESG Leaders Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, moderating but still positive global economic growth and uncertainty about the U.K.’s planned “Brexit” from the European Union. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had cut policy rates. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Consumer discretionary gained 16%. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 12.81%, compared with the 13.74% advance of the benchmark MSCI AC (All Country) ex USA ESG Leaders Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Of the 11 sectors within the index, only one, energy (-1%), declined the past 12 months, whereas most produced double-digit gains. On an individual basis, shares of South African energy and chemical company Sasol (-44%) fell sharply in May, as the firm announced higher-than-expected costs for its Louisiana energy project. Several other energy stocks were notable detractors against a backdrop of sluggish energy pricing as well. These laggards included France's Total (-8%), Norway-based Equinor (-26%) and Canada's Encana (-61%). In contrast, semiconductor foundry Taiwan Semiconductor Manufacturing (+33%) was the leading contributor, after the company reported better-than-expected quarterly financial results. Similarly, shares of Dutch semiconductor equipment supplier ASML Holding (+54%) also rose meaningfully on the heels of higher third-quarter revenue. Chinese e-commerce firm Alibaba (+10%) announced strong quarterly earnings, while China-based internet gaming company Tencent Holdings (+20%), also outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
SAP SE (Germany, Software)	1.2
Total SA (France, Oil, Gas & Consumable Fuels)	1.1
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.0
The Toronto-Dominion Bank (Canada, Banks)	0.9
Allianz SE (Germany, Insurance)	0.9
14.6

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	22.0
Consumer Discretionary	11.8
Industrials	11.7
Information Technology	9.2
Consumer Staples	8.8
Health Care	8.8
Materials	6.7
Communication Services	6.7
Energy	5.0
Utilities	3.3

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	15.6%
United Kingdom	7.6%
Canada	7.3%
Germany	7.0%
France	6.3%
Australia	6.2%
Cayman Islands	5.5%
Switzerland	5.1%
Taiwan	4.2%
Other	35.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.9%
		Shares	Value
Argentina - 0.0%
BBVA Banco Frances SA sponsored ADR		356	$1,246
Transportadora de Gas del Sur SA Class B sponsored ADR		388	2,933

TOTAL ARGENTINA			4,179

Australia - 6.2%
AMP Ltd.		22,074	27,891
APA Group unit		7,748	62,234
ASX Ltd.		1,256	71,293
Aurizon Holdings Ltd.		12,526	50,959
Australia & New Zealand Banking Group Ltd.		18,295	336,209
Bendigo & Adelaide Bank Ltd.		3,162	23,206
BlueScope Steel Ltd.		3,417	31,280
Boral Ltd.		7,585	26,334
Brambles Ltd.		10,069	83,241
Coca-Cola Amatil Ltd.		3,439	24,134
Cochlear Ltd.		370	53,979
Coles Group Ltd.		7,152	74,015
Commonwealth Bank of Australia		11,416	618,977
Computershare Ltd.		3,136	34,231
CSL Ltd.		2,930	516,724
DEXUS Property Group unit		6,999	57,717
Fortescue Metals Group Ltd.		8,758	53,604
Goodman Group unit		10,637	105,618
Harvey Norman Holdings Ltd.		3,769	10,634
Insurance Australia Group Ltd.		14,930	81,803
Lendlease Group unit		3,600	46,533
Macquarie Group Ltd.		2,092	193,170
Mirvac Group unit		24,901	55,178
National Australia Bank Ltd.		18,131	355,896
Newcrest Mining Ltd.		4,963	108,334
Orica Ltd.		2,400	37,929
Origin Energy Ltd.		11,201	60,726
Ramsay Health Care Ltd.		1,055	49,849
SEEK Ltd.		2,159	33,788
SP AusNet		12,365	15,795
Stockland Corp. Ltd. unit		15,151	51,149
Sydney Airport unit		7,013	42,474
Telstra Corp. Ltd.		26,499	63,821
The GPT Group unit		12,316	50,554
Transurban Group unit		17,276	176,940
Wesfarmers Ltd.		7,350	201,941
Westpac Banking Corp.		22,233	431,665
Woodside Petroleum Ltd.		6,083	134,820
WorleyParsons Ltd.		2,238	21,006

TOTAL AUSTRALIA			4,475,651

Austria - 0.1%
Andritz AG		483	21,698
OMV AG		931	54,326
Voestalpine AG		788	19,730

TOTAL AUSTRIA			95,754

Bailiwick of Jersey - 0.3%
Ferguson PLC		1,459	124,589
Polymetal International PLC		1,335	21,902
WPP PLC		8,025	100,148

TOTAL BAILIWICK OF JERSEY			246,639

Belgium - 0.4%
Colruyt NV		367	20,400
KBC Groep NV		1,647	115,504
Solvay SA Class A		489	53,175
Titan Cement International Trading SA (a)		212	4,426
Titan Cement International Trading SA (a)		20	424
UCB SA		830	66,891
Umicore SA		1,250	51,541

TOTAL BELGIUM			312,361

Bermuda - 0.1%
Alibaba Health Information Technology Ltd. (a)		24,000	24,156
Alibaba Pictures Group Ltd. (a)		90,000	14,762
Beijing Enterprises Water Group Ltd.		38,000	19,807
HengTen Networks Group Ltd. (a)		204,000	2,935
Neo-China Group (Holdings) Ltd.		3,000	374
Shangri-La Asia Ltd.		8,000	8,211
Sihuan Pharmaceutical Holdings Group Ltd.		30,000	3,931

TOTAL BERMUDA			74,176

Brazil - 0.9%
Atacadao Distribuicao Comercio e Industria Ltda		2,400	11,436
B2W Companhia Global do Varejo (a)		1,400	17,733
Banco do Brasil SA		5,500	66,033
Banco Santander SA (Brasil) unit		2,700	31,682
BM&F BOVESPA SA		13,300	160,442
BR Malls Participacoes SA		5,300	20,286
Cielo SA		7,100	13,384
Cosan SA Industria e Comercio		1,000	14,410
Energisa SA unit		1,000	11,949
ENGIE Brasil Energia SA		1,350	15,235
Klabin SA unit		4,500	17,751
Localiza Rent A Car SA		3,800	40,914
Lojas Renner SA		5,130	64,916
M. Dias Branco SA		600	5,648
Multiplan Empreendimentos Imobiliarios SA		1,900	13,838
Natura Cosmeticos SA		2,500	19,424
Notre Dame Intermedica Participacoes SA		2,200	32,914
TIM Participacoes SA		5,800	16,516
Ultrapar Participacoes SA		4,500	21,173
Weg SA		5,440	34,589

TOTAL BRAZIL			630,273

Canada - 7.1%
Agnico Eagle Mines Ltd. (Canada)		1,510	92,806
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		5,681	170,374
AltaGas Ltd.		1,854	26,970
Aurora Cannabis, Inc. (a)(b)		4,787	17,155
Bank of Montreal		4,153	307,431
Bank of Nova Scotia		7,908	453,550
BlackBerry Ltd. (a)		3,544	18,620
CAE, Inc.		1,722	43,184
Canadian Imperial Bank of Commerce		2,895	246,859
Canadian National Railway Co.		4,677	418,306
Canadian Tire Ltd. Class A (non-vtg.)		396	42,691
Cenovus Energy, Inc. (Canada)		6,790	57,842
CGI Group, Inc. Class A (sub. vtg.) (a)		1,602	124,526
Cronos Group, Inc. (a)		1,263	10,337
Empire Co. Ltd. Class A (non-vtg.)		1,152	30,586
Enbridge, Inc.		13,042	475,002
Encana Corp. (Toronto)		8,346	32,697
First Capital Realty, Inc.		1,170	19,365
Fortis, Inc.		2,803	116,453
Franco-Nevada Corp.		1,194	115,855
Gildan Activewear, Inc.		1,351	34,516
Loblaw Companies Ltd.		1,183	63,089
Lundin Mining Corp.		4,411	22,271
Magna International, Inc. Class A (sub. vtg.)		1,959	105,335
Metro, Inc. Class A (sub. vtg.)		1,660	70,201
Nutrien Ltd.		3,794	181,505
Open Text Corp.		1,777	71,803
PrairieSky Royalty Ltd.		1,540	15,036
Rogers Communications, Inc. Class B (non-vtg.)		2,320	109,227
Shopify, Inc. Class A (a)		642	201,310
Sun Life Financial, Inc.		3,846	172,546
Suncor Energy, Inc.		10,173	302,464
Teck Resources Ltd. Class B (sub. vtg.)		3,280	51,848
TELUS Corp.		1,329	47,273
The Toronto-Dominion Bank		11,835	675,811
Vermilion Energy, Inc.		1,024	13,528
West Fraser Timber Co. Ltd.		369	17,062
Wheaton Precious Metals Corp.		2,847	79,805
WSP Global, Inc.		688	42,928

TOTAL CANADA			5,098,167

Cayman Islands - 5.5%
3SBio, Inc. (a)(c)		8,500	15,833
51job, Inc. sponsored ADR (a)		168	13,233
AAC Technology Holdings, Inc.		4,500	29,121
Alibaba Group Holding Ltd. sponsored ADR (a)		9,171	1,620,229
ASM Pacific Technology Ltd.		2,000	27,926
Baozun, Inc. sponsored ADR (a)(b)		236	10,271
Chailease Holding Co. Ltd.		7,262	32,741
China Aoyuan Property Group Ltd.		8,000	10,223
China Conch Venture Holdings Ltd.		10,500	41,085
China First Capital Group Ltd. (a)		18,000	5,118
China Medical System Holdings Ltd.		9,000	12,205
China Mengniu Dairy Co. Ltd.		18,000	71,761
Country Garden Services Holdings Co. Ltd.		8,000	27,107
Dali Foods Group Co. Ltd. (c)		14,000	9,572
ENN Energy Holdings Ltd.		5,000	57,043
Geely Automobile Holdings Ltd.		32,000	60,551
Genscript Biotech Corp. (a)		6,000	14,376
Greentown Service Group Co. Ltd.		8,000	9,077
Hutchison China Meditech Ltd. sponsored ADR (a)		368	6,955
Jiayuan International Group Ltd.		3	1
Kingdee International Software Group Co. Ltd.		15,000	16,436
Lee & Man Paper Manufacturing Ltd.		11,000	6,117
Meituan Dianping Class B (a)		6,400	76,340
Pinduoduo, Inc. ADR (a)		1,234	50,446
Shenzhou International Group Holdings Ltd.		4,900	67,711
Shui On Land Ltd.		20,500	4,125
Sino Biopharmaceutical Ltd.		44,500	66,256
SOHO China Ltd.		12,000	4,095
Tencent Holdings Ltd.		36,800	1,492,715
Towngas China Co. Ltd.		6,080	4,687
Vipshop Holdings Ltd. ADR (a)		2,824	32,589
Wuxi Biologics (Cayman), Inc. (a)(c)		3,500	41,130
Yuzhou Properties Co.		12,707	5,368
Zhongsheng Group Holdings Ltd. Class H		3,500	11,603

TOTAL CAYMAN ISLANDS			3,954,046

Chile - 0.2%
Aguas Andinas SA		16,826	7,714
Compania de Petroleos de Chile SA (COPEC)		2,581	23,078
Empresa Nacional de Telecomunicaciones SA (ENTEL) (a)		972	7,603
Empresas CMPC SA		7,496	17,082
Enersis SA		240,145	44,849
LATAM Airlines Group SA		1,981	21,904
S.A.C.I. Falabella		5,164	26,287

TOTAL CHILE			148,517

China - 1.5%
Air China Ltd. (H Shares)		14,000	12,361
Baic Motor Corp. Ltd. (H Shares) (c)		9,500	5,893
Bank of Shanghai Co. Ltd. (A Shares)		3,290	4,356
BBMG Corp.:
(A Shares)		5,200	2,407
(H Shares)		13,000	3,721
BYD Co. Ltd. (H Shares)		5,000	23,453
China CITIC Bank Corp. Ltd. (H Shares)		57,000	33,041
China Construction Bank Corp. (H Shares)		619,000	495,986
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)		2,000	1,470
(H Shares) (a)		14,000	6,982
China Everbright Bank Co. Ltd. (H Shares)		21,000	9,664
China International Marine Containers Group Co. Ltd.		480	661
China Longyuan Power Grid Corp. Ltd. (H Shares)		22,000	11,885
China Merchants Bank Co. Ltd. (H Shares)		25,000	119,231
China Merchants Securities Co. Ltd. (A Shares)		1,000	2,333
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		1,800	4,781
China Minsheng Banking Corp. Ltd. (H Shares)		43,000	30,077
China Molybdenum Co. Ltd.:
(H Shares)		24,000	7,563
Class A		4,900	2,363
China Shenhua Energy Co. Ltd.:
(A Shares)		1,300	3,402
(H Shares)		22,500	45,696
China Vanke Co. Ltd.:
(A Shares)		2,500	9,406
(H Shares)		10,400	37,924
Contemporary Amperex Technology Co. Ltd.		200	1,951
COSCO Shipping Development Co. Ltd. (A Shares)		1,500	530
Greenland Holdings Corp. Ltd. (A Shares)		1,600	1,548
Guangzhou Automobile Group Co. Ltd. (H Shares)		19,200	19,176
Hangzhou Robam Appliances Co. Ltd. (A Shares)		300	1,341
Huadong Medicine Co. Ltd. (A Shares)		480	1,777
Huaneng Renewables Corp. Ltd. (H Shares)		28,000	10,690
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		9,200	8,025
Jiangsu Expressway Co. Ltd. (H Shares)		8,000	10,628
Jinke Properties Group Co. Ltd. (A Shares)		1,800	1,771
Legend Holdings Corp. (H Shares) (c)		2,100	4,616
NARI Technology Co. Ltd. (A Shares)		700	2,180
Offshore Oil Enginering Co. Ltd. (A Shares)		1,000	856
Poly Developments & Holdings (A Shares)		3,200	6,541
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		12,000	13,776
Shanghai International Airport Co. Ltd. (A Shares)		200	2,165
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		900	2,369
(H Shares)		4,600	8,312
Shenzhen Inovance Technology Co. Ltd. (A Shares)		600	2,123
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. (A Shares)		1,600	912
Sichuan Chuantou Energy Co. Ltd. (A Shares)		300	411
Sinopharm Group Co. Ltd. (H Shares)		8,400	30,083
Sinotrans Ltd. (H Shares)		15,000	4,410
Suning.com Co. Ltd. (A Shares)		1,500	2,246
TBEA Co. Ltd. (A Shares)		1,000	911
TCL Corp. (A Shares)		2,800	1,308
Tong Ren Tang Technologies Co. Ltd. (H Shares)		4,000	3,982
Transfar Zhilian Co. Ltd.		1,200	1,281
Tus-Sound Environmental Resources Co. Ltd. (A Shares)		500	615
Wanxiang Qianchao Co. Ltd. (A Shares)		600	431
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		800	1,426
(H Shares)		4,818	5,746
Zhejiang China Commodities City Group Co. Ltd. (A Shares)		1,200	664
Zhejiang Expressway Co. Ltd. (H Shares)		10,000	8,189
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)		260	905
Zhengzhou Yutong Bus Co. Ltd. (A Shares)		600	1,217
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)		1,600	1,328

TOTAL CHINA			1,041,096

Colombia - 0.0%
Cementos Argos SA		3,006	6,786
Interconexion Electrica SA ESP		2,889	16,667
Inversiones Argos SA		1,877	10,162

TOTAL COLOMBIA			33,615

Czech Republic - 0.1%
Ceske Energeticke Zavody A/S		966	22,036
Komercni Banka A/S		480	16,225

TOTAL CZECH REPUBLIC			38,261

Denmark - 1.7%
Christian Hansen Holding A/S		671	51,517
Coloplast A/S Series B		781	94,110
Genmab A/S (a)		417	91,112
H Lundbeck A/S		445	15,179
ISS Holdings A/S		1,035	27,085
Novo Nordisk A/S Series B		11,438	628,961
Novozymes A/S Series B		1,351	63,609
ORSTED A/S (c)		1,241	108,857
Pandora A/S		641	31,520
Tryg A/S		776	21,674
Vestas Wind Systems A/S		1,195	97,354
William Demant Holding A/S (a)		770	20,322

TOTAL DENMARK			1,251,300

Egypt - 0.1%
Commercial International Bank SAE		5,467	27,437
Commercial International Bank SAE sponsored GDR		2,421	11,960

TOTAL EGYPT			39,397

Finland - 0.5%
Metso Corp.		701	26,488
Neste Oyj		2,731	98,565
Nokian Tyres PLC		804	22,956
Orion Oyj (B Shares)		709	31,424
Stora Enso Oyj (R Shares)		3,734	48,413
UPM-Kymmene Corp.		3,457	112,352
Wartsila Corp.		2,860	30,181

TOTAL FINLAND			370,379

France - 6.3%
Accor SA		1,187	50,995
Air Liquide SA		3,048	404,873
Atos Origin SA		624	48,427
AXA SA		12,493	330,705
BIC SA		174	12,080
Bouygues SA		1,467	62,174
Carrefour SA		3,822	65,027
Casino Guichard Perrachon SA		362	19,529
CNP Assurances		1,160	23,003
Compagnie de St. Gobain		3,197	130,038
Credit Agricole SA		7,515	98,058
Danone SA		3,983	329,957
Eiffage SA		494	53,068
Essilor International SA		1,828	278,904
Eurazeo SA		267	18,612
Gecina SA		299	51,288
Groupe Eurotunnel SA		2,789	46,690
Imerys SA		251	9,692
Ingenico SA		383	40,896
JCDecaux SA		543	14,837
Kering SA		489	278,254
L'Oreal SA		1,636	477,688
Michelin CGDE Series B		1,102	134,177
Natixis SA		6,069	27,826
Orange SA		12,819	206,316
Schneider Electric SA		3,558	330,682
SR Teleperformance SA		382	86,572
Total SA		15,423	815,387
Valeo SA		1,523	56,631
Wendel SA		171	24,221
Worldline SA (a)(c)		7	425

TOTAL FRANCE			4,527,032

Germany - 6.7%
adidas AG		1,163	359,100
Allianz SE		2,733	667,461
BASF AG		5,940	451,554
Bayerische Motoren Werke AG (BMW)		1,968	150,812
Beiersdorf AG		642	76,006
Commerzbank AG		6,602	39,489
Deutsche Borse AG		1,227	190,013
Deutsche Post AG		6,413	227,089
Deutsche Wohnen AG (Bearer)		2,253	84,731
E.ON AG		14,366	144,874
Fraport AG Frankfurt Airport Services Worldwide		285	23,820
HeidelbergCement Finance AG		961	71,404
Henkel AG & Co. KGaA		705	67,896
Infineon Technologies AG		8,114	157,158
Merck KGaA		829	98,838
Metro Wholesale & Food Specialist AG		1,198	19,507
MTU Aero Engines Holdings AG		337	89,980
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		924	256,604
RWE AG		3,562	108,574
SAP SE		6,341	840,192
Siemens AG		4,942	570,307
Symrise AG		817	78,618
Telefonica Deutschland Holding AG		6,192	19,647

TOTAL GERMANY			4,793,674

Greece - 0.1%
Alpha Bank AE (a)		9,287	19,794
Hellenic Telecommunications Organization SA		1,554	23,571
Motor Oil (HELLAS) Corinth Refineries SA		406	10,025

TOTAL GREECE			53,390

Hong Kong - 1.8%
BOC Hong Kong (Holdings) Ltd.		24,500	84,173
BYD Electronic International Co. Ltd.		4,000	6,869
China Agri-Industries Holdings Ltd.		16,000	5,271
China Everbright International Ltd.		24,962	18,866
China Overseas Land and Investment Ltd.		26,000	82,043
China Resources Pharmaceutical Group Ltd. (c)		10,500	9,697
CLP Holdings Ltd.		10,500	109,047
CSPC Pharmaceutical Group Ltd.		30,000	76,834
Fosun International Ltd.		17,500	22,883
Hang Seng Bank Ltd.		4,900	102,239
Hong Kong & China Gas Co. Ltd.		65,664	127,447
Hong Kong Exchanges and Clearing Ltd.		7,719	240,478
Hysan Development Co. Ltd.		4,000	15,765
Lenovo Group Ltd.		48,000	33,463
MTR Corp. Ltd.		9,679	55,497
PCCW Ltd.		26,000	15,442
Shanghai Industrial Holdings Ltd.		3,000	5,584
Shenzhen Investment Ltd.		20,000	7,872
Sun Hung Kai Properties Ltd.		10,500	159,110
Swire Pacific Ltd. (A Shares)		3,500	33,363
Swire Properties Ltd.		7,800	24,531
Techtronic Industries Co. Ltd.		9,000	70,335

TOTAL HONG KONG			1,306,809

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)		2,675	26,441
OTP Bank PLC		1,412	65,039

TOTAL HUNGARY			91,480

India - 2.8%
Ashok Leyland Ltd.		7,005	7,566
Asian Paints Ltd.		1,826	46,512
Axis Bank Ltd.		13,432	139,071
Bajaj Auto Ltd.		544	24,864
Bharat Petroleum Corp. Ltd.		4,164	30,816
Bharti Airtel Ltd.		13,037	68,657
Britannia Industries Ltd.		381	17,515
Dabur India Ltd.		3,479	22,618
Eicher Motors Ltd.		89	28,197
Glenmark Pharmaceuticals Ltd.		899	3,992
HCL Technologies Ltd.		3,459	56,677
Hero Motocorp Ltd.		657	25,002
Hindalco Industries Ltd.		7,229	19,096
Hindustan Petroleum Corp. Ltd.		3,986	18,208
Hindustan Unilever Ltd.		4,193	128,424
Housing Development Finance Corp. Ltd.		10,580	317,298
Indiabulls Housing Finance Ltd.		1,617	4,689
Infosys Ltd.		22,294	214,221
Lupin Ltd. (a)		1,496	15,701
Mahindra & Mahindra Ltd.		4,978	42,484
Marico Ltd.		2,964	15,275
Nestle India Ltd.		150	31,546
Petronet LNG Ltd.		3,552	14,323
Pidilite Industries Ltd. (a)		807	15,924
Piramal Enterprises Ltd.		519	12,292
Reliance Industries Ltd.		18,386	378,686
Tata Consultancy Services Ltd.		5,814	185,164
Tech Mahindra Ltd.		3,027	31,496
Titan Co. Ltd.		1,975	37,027
UPL Ltd. (a)		3,490	29,305
Wipro Ltd.		7,003	25,626
Yes Bank Ltd.		10,494	10,385

TOTAL INDIA			2,018,657

Indonesia - 0.8%
PT Astra International Tbk		131,700	65,139
PT Bank Central Asia Tbk		62,400	139,672
PT Bank Mandiri (Persero) Tbk		122,400	61,184
PT Bank Negara Indonesia (Persero) Tbk		49,700	27,130
PT Bank Rakyat Indonesia Tbk		355,400	106,490
PT Barito Pacific Tbk		172,100	11,647
PT Indah Kiat Pulp & Paper Tbk		18,100	9,370
PT Indofood CBP Sukses Makmur Tbk		14,800	12,253
PT Indofood Sukses Makmur Tbk		28,200	15,454
PT Jasa Marga Tbk		12,100	4,695
PT Kalbe Farma Tbk		154,400	17,533
PT Pabrik Kertas Tjiwi Kimia Tbk		8,100	6,097
PT Pakuwon Jati Tbk		117,900	5,247
PT Perusahaan Gas Negara Tbk Series B		72,700	10,910
PT Tambang Batubara Bukit Asam Tbk		14,000	2,242
PT Unilever Indonesia Tbk		10,100	31,448
PT United Tractors Tbk		10,500	16,207

TOTAL INDONESIA			542,718

Ireland - 0.6%
CRH PLC		5,202	189,404
DCC PLC (United Kingdom)		625	58,582
Kerry Group PLC Class A		1,027	124,163
Kingspan Group PLC (Ireland)		955	49,485

TOTAL IRELAND			421,634

Isle of Man - 0.0%
NEPI Rockcastle PLC		2,390	20,799
Israel - 0.2%
Bank Hapoalim BM (Reg.)		7,180	57,429
Bank Leumi le-Israel BM		9,435	68,692
Mizrahi Tefahot Bank Ltd.		897	22,244

TOTAL ISRAEL			148,365

Italy - 0.6%
Assicurazioni Generali SpA		6,934	140,556
Intesa Sanpaolo SpA		96,373	241,494
Snam Rete Gas SpA		12,888	66,120

TOTAL ITALY			448,170

Japan - 15.6%
AEON Co. Ltd.		4,200	84,506
AEON Financial Service Co. Ltd.		700	10,668
Agc, Inc.		1,200	42,192
Ajinomoto Co., Inc.		2,800	53,234
All Nippon Airways Ltd.		700	24,037
Asahi Kasei Corp.		8,000	88,811
Astellas Pharma, Inc.		12,200	209,385
Benesse Holdings, Inc.		500	13,385
Bridgestone Corp.		3,700	153,735
Casio Computer Co. Ltd.		1,300	21,104
Central Japan Railway Co.		900	184,621
Chugai Pharmaceutical Co. Ltd.		1,500	126,234
CyberAgent, Inc.		600	19,501
Dai Nippon Printing Co. Ltd.		1,500	40,063
Daicel Chemical Industries Ltd.		1,600	14,303
Daifuku Co. Ltd.		700	37,143
Daikin Industries Ltd.		1,600	223,935
Daiwa House Industry Co. Ltd.		3,600	123,930
DENSO Corp.		2,800	130,004
East Japan Railway Co.		2,000	181,562
Eisai Co. Ltd.		1,600	115,822
Fast Retailing Co. Ltd.		400	246,677
Fujitsu Ltd.		1,300	115,218
Hino Motors Ltd.		2,000	18,909
Hirose Electric Co. Ltd.		200	25,194
Hitachi Chemical Co. Ltd.		700	23,044
Hitachi Construction Machinery Co. Ltd.		700	18,069
Hitachi High-Technologies Corp.		400	24,886
Hitachi Metals Ltd.		1,400	17,570
Honda Motor Co. Ltd.		10,500	284,067
Hulic Co. Ltd.		1,900	20,628
Idemitsu Kosan Co. Ltd.		10	294
INPEX Corp.		6,500	60,089
Japan Retail Fund Investment Corp.		16	37,294
JFE Holdings, Inc.		3,200	40,024
Kajima Corp.		2,900	39,853
Kaneka Corp.		300	9,987
Kansai Paint Co. Ltd.		1,100	26,493
Kao Corp.		3,200	257,276
Kawasaki Heavy Industries Ltd.		900	21,599
KDDI Corp.		11,400	315,451
Keio Corp.		700	43,304
Keyence Corp.		600	379,378
Kikkoman Corp.		1,000	48,103
Kobayashi Pharmaceutical Co. Ltd.		300	23,988
Kobe Steel Ltd.		1,800	9,678
Komatsu Ltd.		6,000	140,489
Konami Holdings Corp.		600	26,339
Konica Minolta, Inc.		3,000	22,019
Kubota Corp.		6,800	108,006
Kuraray Co. Ltd.		2,100	24,984
Kurita Water Industries Ltd.		600	17,273
Kyocera Corp.		2,100	137,774
Kyushu Railway Co.		1,000	33,038
Lawson, Inc.		300	16,550
Marui Group Co. Ltd.		1,200	26,676
Mitsubishi Chemical Holdings Corp.		8,200	62,494
Mitsubishi Electric Corp.		11,800	168,592
Mitsubishi Estate Co. Ltd.		7,600	147,557
Mitsubishi Materials Corp.		700	20,129
Mitsubishi UFJ Lease & Finance Co. Ltd.		2,600	15,961
Mitsui Chemicals, Inc.		1,200	28,538
Mitsui Fudosan Co. Ltd.		5,800	148,380
Mizuho Financial Group, Inc.		155,700	241,721
Murata Manufacturing Co. Ltd.		3,700	201,458
Nabtesco Corp.		700	22,284
Nagoya Railroad Co. Ltd.		1,200	38,145
NEC Corp.		1,600	63,409
NGK Insulators Ltd.		1,600	24,580
NGK Spark Plug Co. Ltd.		1,000	20,274
Nikon Corp.		2,200	28,051
Nintendo Co. Ltd.		700	256,751
Nippon Express Co. Ltd.		500	28,528
Nippon Prologis REIT, Inc.		13	36,313
Nippon Yusen KK		900	16,169
Nissin Food Holdings Co. Ltd.		400	30,215
Nitori Holdings Co. Ltd.		500	76,106
Nitto Denko Corp.		1,000	55,326
NKSJ Holdings, Inc.		2,100	82,543
Nomura Real Estate Holdings, Inc.		800	18,960
Nomura Research Institute Ltd.		2,100	44,585
NSK Ltd.		2,400	22,316
NTT DOCOMO, Inc.		8,600	235,770
Obayashi Corp.		4,200	43,224
Odakyu Electric Railway Co. Ltd.		1,900	46,250
OMRON Corp.		1,200	70,202
Ono Pharmaceutical Co. Ltd.		2,500	47,092
Oriental Land Co. Ltd.		1,300	190,581
ORIX Corp.		8,400	132,005
Osaka Gas Co. Ltd.		2,400	46,931
Otsuka Corp.		700	28,223
Panasonic Corp.		14,100	118,502
Park24 Co. Ltd.		700	16,532
Rakuten, Inc.		5,500	52,434
Recruit Holdings Co. Ltd.		8,800	292,460
Resona Holdings, Inc.		13,500	58,706
Santen Pharmaceutical Co. Ltd.		2,300	40,741
Secom Co. Ltd.		1,400	129,729
Sega Sammy Holdings, Inc.		1,200	16,888
Sekisui Chemical Co. Ltd.		2,400	41,846
Sekisui House Ltd.		3,900	84,101
Seven & i Holdings Co. Ltd.		4,900	185,124
Sharp Corp.		1,500	17,207
Shimadzu Corp.		1,500	40,059
SHIMIZU Corp.		3,800	35,424
Shin-Etsu Chemical Co. Ltd.		2,300	256,453
Shiseido Co. Ltd.		2,600	214,365
Showa Denko K.K.		800	22,446
Sohgo Security Services Co., Ltd.		500	27,159
Sony Corp.		8,200	499,127
Stanley Electric Co. Ltd.		800	22,139
Sumitomo Chemical Co. Ltd.		9,800	44,829
Sumitomo Metal Mining Co. Ltd.		1,500	50,175
Sumitomo Mitsui Trust Holdings, Inc.		2,100	76,535
Sumitomo Rubber Industries Ltd.		1,200	15,905
Suntory Beverage & Food Ltd.		900	38,476
Sysmex Corp.		1,100	71,773
T&D Holdings, Inc.		3,600	40,096
Taisei Corp.		1,300	51,263
Takeda Pharmaceutical Co. Ltd.		9,600	346,878
Teijin Ltd.		1,200	24,046
Tobu Railway Co. Ltd.		1,200	40,044
Toho Co. Ltd.		700	28,270
Tokyo Electron Ltd.		1,000	202,599
Tokyo Gas Co. Ltd.		2,400	58,586
Tokyu Corp.		3,200	60,524
Toray Industries, Inc.		8,800	62,191
Toto Ltd.		900	36,743
Toyo Suisan Kaisha Ltd.		600	25,263
Toyoda Gosei Co. Ltd.		400	9,358
Unicharm Corp.		2,600	88,116
USS Co. Ltd.		1,400	27,115
West Japan Railway Co.		1,000	86,890
Yakult Honsha Co. Ltd.		800	45,848
Yamada Denki Co. Ltd.		3,600	17,401
Yamaha Corp.		900	41,912
Yamaha Motor Co. Ltd.		1,800	35,231
Yaskawa Electric Corp.		1,500	57,057
Yokogawa Electric Corp.		1,500	27,484

TOTAL JAPAN			11,180,109

Korea (South) - 1.4%
AMOREPACIFIC Corp.		185	30,351
AMOREPACIFIC Group, Inc.		196	14,169
BS Financial Group, Inc.		1,643	9,757
CJ CheilJedang Corp.		57	11,129
CJ Corp.		105	7,393
GS Engineering & Construction Corp.		441	11,644
GS Holdings Corp.		323	13,703
Hana Financial Group, Inc.		1,951	56,182
Hankook Tire Co. Ltd.		530	14,062
Hanwha Chemical Corp.		712	9,947
Hyundai Fire & Marine Insurance Co. Ltd.		375	8,091
Hyundai Robotics Co. Ltd.		65	18,968
KB Financial Group, Inc.		2,542	90,976
Korea Gas Corp.		159	5,339
LG Chemical Ltd.		295	77,513
LG Corp.		616	36,530
LG Display Co. Ltd. (a)		1,559	18,168
LG Electronics, Inc.		683	39,044
LG Household & Health Care Ltd.		60	64,651
LG Innotek Co. Ltd.		84	8,685
Lotte Chemical Corp.		115	22,306
Lotte Confectionery Co. Ltd.		197	6,144
Oci Co. Ltd.		114	6,127
S-Oil Corp.		293	24,961
Samsung Card Co. Ltd.		175	5,017
Samsung Fire & Marine Insurance Co. Ltd.		199	36,814
Samsung SDI Co. Ltd.		352	68,427
Shinhan Financial Group Co. Ltd.		2,862	103,668
SK C&C Co. Ltd.		224	49,478
SK Energy Co. Ltd.		356	48,672
SK Telecom Co. Ltd.		131	26,619
Woongjin Coway Co. Ltd.		335	26,278
Yuhan Corp.		60	11,510

TOTAL KOREA (SOUTH)			982,323

Luxembourg - 0.2%
Globant SA (a)		223	20,797
Millicom International Cellular SA (depository receipt)		435	19,822
SES SA (France) (depositary receipt)		2,319	44,925
Tenaris SA		3,162	32,078

TOTAL LUXEMBOURG			117,622

Malaysia - 0.7%
Alliance Bank Malaysia Bhd		5,800	3,992
AMMB Holdings Bhd		11,600	11,065
Axiata Group Bhd		17,086	17,562
Bumiputra-Commerce Holdings Bhd		32,017	40,182
DiGi.com Bhd		19,800	22,236
Fraser & Neave Holdings BHD		800	6,616
Hap Seng Consolidated Bhd		4,700	11,224
Hartalega Holdings Bhd		9,500	11,951
Hong Leong Bank Bhd		3,900	16,059
IHH Healthcare Bhd		14,400	19,626
Malayan Banking Bhd		24,887	51,178
Malaysia Airports Holdings Bhd		6,600	12,492
Maxis Bhd		15,000	19,315
MISC Bhd		7,300	14,540
Nestle (Malaysia) BHD		500	17,304
Petronas Dagangan Bhd		1,600	9,016
PPB Group Bhd		3,000	12,978
Press Metal Bhd		8,700	9,899
Public Bank Bhd		20,000	97,067
RHB Capital Bhd		10,200	14,031
Sime Darby Bhd		17,800	9,651
Sime Darby Property Bhd		12,400	2,150
SP Setia Bhd		10,085	2,917
Telekom Malaysia Bhd		6,600	5,931
Tenaga Nasional Bhd		19,900	65,904
Top Glove Corp. Bhd		10,200	10,612
Westports Holdings Bhd		4,400	4,501
YTL Corp. Bhd		22,580	4,695

TOTAL MALAYSIA			524,694

Mexico - 0.4%
Alfa SA de CV Series A		19,800	17,169
Alsea S.A.B. de CV (a)		3,700	9,871
CEMEX S.A.B. de CV unit		97,700	36,720
Coca-Cola FEMSA S.A.B. de CV unit		3,400	18,684
Embotelladoras Arca S.A.B. de CV		3,100	17,319
Fomento Economico Mexicano S.A.B. de CV unit		12,400	110,035
Gruma S.A.B. de CV Series B		1,230	12,906
Grupo Aeroportuario del Sureste S.A.B. de CV Series B		1,305	21,399
Grupo Bimbo S.A.B. de CV Series A		10,200	18,951
Industrias Penoles SA de CV		930	11,160
Infraestructura Energetica Nova S.A.B. de CV		3,600	15,913
Kimberly-Clark de Mexico SA de CV Series A		10,000	20,165

TOTAL MEXICO			310,292

Multi-National - 0.1%
HKT Trust/HKT Ltd. unit		25,000	38,892
Netherlands - 4.1%
AEGON NV		11,630	50,455
Akzo Nobel NV		1,470	135,340
ASML Holding NV (Netherlands)		2,746	719,767
CNH Industrial NV		6,473	70,374
EXOR NV		690	52,884
ING Groep NV (Certificaten Van Aandelen)		25,314	286,643
Koninklijke Ahold Delhaize NV		7,681	191,411
Koninklijke DSM NV		1,176	139,357
Koninklijke KPN NV		22,656	70,333
Koninklijke Philips Electronics NV		5,994	262,981
NN Group NV		1,950	74,314
QIAGEN NV (Germany) (a)		1,475	44,269
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit		903	139,637
Unilever NV		9,406	555,473
Vopak NV		441	24,194
Wolters Kluwer NV		1,849	136,146

TOTAL NETHERLANDS			2,953,578

New Zealand - 0.1%
Auckland International Airport Ltd.		6,276	37,404
Fletcher Building Ltd.		5,534	16,260
Meridian Energy Ltd.		8,197	24,162
Ryman Healthcare Group Ltd.		2,469	20,406

TOTAL NEW ZEALAND			98,232

Norway - 0.5%
Aker Bp ASA		715	19,741
Equinor ASA		6,349	117,437
Marine Harvest ASA		2,771	67,556
Norsk Hydro ASA		8,982	31,738
Orkla ASA		4,940	47,455
Schibsted ASA (B Shares)		665	18,570
Telenor ASA		4,739	88,713

TOTAL NORWAY			391,210

Philippines - 0.4%
Aboitiz Equity Ventures, Inc.		14,110	15,521
Aboitiz Power Corp.		9,600	7,551
Alliance Global Group, Inc.		26,600	6,007
Ayala Land, Inc.		48,000	45,839
Bank of the Philippine Islands (BPI)		5,612	10,714
BDO Unibank, Inc.		12,880	39,263
Globe Telecom, Inc.		185	6,619
JG Summit Holdings, Inc.		18,330	27,493
Manila Electric Co.		1,470	9,797
Metropolitan Bank & Trust Co.		11,177	14,869
SM Investments Corp.		1,515	30,692
SM Prime Holdings, Inc.		65,100	49,950

TOTAL PHILIPPINES			264,315

Poland - 0.3%
Bank Millennium SA (a)		3,559	5,724
Bank Polska Kasa Opieki SA		1,095	30,896
Bank Zachodni WBK SA		237	19,428
BRE Bank SA (a)		100	9,993
Grupa Lotos SA		588	14,682
Jastrzebska Spolka Weglowa SA		248	1,257
KGHM Polska Miedz SA (Bearer) (a)		912	19,965
NG2 SA		169	4,936
Polish Oil & Gas Co. SA		11,837	14,574
Polski Koncern Naftowy Orlen SA		1,911	52,218
Powszechny Zaklad Ubezpieczen SA		4,084	39,497
Telekomunikacja Polska SA (a)		3,763	6,156

TOTAL POLAND			219,326

Portugal - 0.2%
Energias de Portugal SA		16,308	67,115
Galp Energia SGPS SA Class B		3,266	52,239
Jeronimo Martins SGPS SA		1,711	28,710

TOTAL PORTUGAL			148,064

Qatar - 0.3%
Qatar National Bank SAQ (a)		29,152	153,727
Qatar Telecom (Qtel) Q.S.C. (a)		5,442	10,911
The Commercial Bank of Qatar (a)		12,990	15,341

TOTAL QATAR			179,979

Russia - 0.6%
Inter Rao Ues JSC		245,000	16,506
Lukoil PJSC		2,537	234,375
NOVATEK OAO GDR (Reg. S)		572	122,408
Novolipetsk Steel OJSC		7,860	15,327
PhosAgro OJSC GDR (Reg. S)		730	9,183
Polyus PJSC		180	20,966

TOTAL RUSSIA			418,765

Saudi Arabia - 0.3%
Almarai Co. Ltd.		1,440	19,160
Banque Saudi Fransi		3,539	31,801
SABIC		4,798	112,200
Saudi Arabian Mining Co. (a)		2,420	27,360

TOTAL SAUDI ARABIA			190,521

Singapore - 1.2%
Ascendas Real Estate Investment Trust		16,600	38,662
BOC Aviation Ltd. Class A (c)		1,400	13,153
CapitaCommercial Trust (REIT)		16,281	24,519
CapitaLand Ltd.		17,100	45,199
CapitaMall Trust		17,100	31,906
City Developments Ltd.		3,000	23,758
DBS Group Holdings Ltd.		11,600	221,106
Jardine Cycle & Carriage Ltd.		700	16,830
Keppel Corp. Ltd.		9,400	47,333
Oversea-Chinese Banking Corp. Ltd.		20,662	166,106
Singapore Airlines Ltd.		3,500	24,191
Singapore Exchange Ltd.		5,200	34,141
Singapore Press Holdings Ltd.		10,300	16,762
Singapore Telecommunications Ltd.		52,200	126,405
UOL Group Ltd.		3,100	17,750

TOTAL SINGAPORE			847,821

South Africa - 2.0%
Anglo American Platinum Ltd.		340	25,374
Aspen Pharmacare Holdings Ltd.		2,558	17,860
Barclays Africa Group Ltd.		4,718	48,359
Bidcorp Ltd.		2,176	50,763
Bidvest Group Ltd.		1,962	26,756
Clicks Group Ltd.		1,608	26,155
Exxaro Resources Ltd.		1,636	13,351
FirstRand Ltd.		21,559	93,167
Fortress (REIT) Ltd. Class A		6,749	9,384
Foschini Ltd.		1,530	17,618
Growthpoint Properties Ltd.		19,407	28,397
Investec Ltd.		1,920	10,917
Kumba Iron Ore Ltd.		424	10,326
Liberty Holdings Ltd.		681	5,245
Life Healthcare Group Holdings Ltd.		9,278	14,650
MMI Holdings Ltd.		5,405	7,226
Mr Price Group Ltd.		1,618	17,111
MTN Group Ltd.		10,980	68,007
MultiChoice Group Ltd. (a)		2,992	24,955
Naspers Ltd. Class N		2,827	400,045
Nedbank Group Ltd.		2,458	37,280
Netcare Ltd.		7,963	9,017
Old Mutual Ltd.		30,374	39,499
Old Mutual Ltd.		29	38
Pick 'n Pay Stores Ltd.		2,488	10,884
PSG Group Ltd.		991	15,488
Redefine Properties Ltd.		37,177	18,551
Remgro Ltd.		3,410	39,102
RMB Holdings Ltd.		4,921	25,881
Sanlam Ltd.		12,279	64,660
Sappi Ltd.		3,599	9,241
Sasol Ltd.		3,587	65,028
Shoprite Holdings Ltd.		3,113	27,897
Spar Group Ltd.		1,273	17,104
Standard Bank Group Ltd.		8,296	95,239
Vodacom Group Ltd.		4,222	36,840
Woolworths Holdings Ltd.		6,103	23,220

TOTAL SOUTH AFRICA			1,450,635

Spain - 2.5%
Amadeus IT Holding SA Class A		2,853	211,091
Banco Bilbao Vizcaya Argentaria SA		43,491	229,060
Banco de Sabadell SA		36,148	39,663
Bankinter SA		4,596	31,781
CaixaBank SA		22,831	65,470
Enagas SA		1,454	35,984
Ferrovial SA		3,142	92,723
Gas Natural SDG SA		1,970	53,632
Iberdrola SA		38,671	397,499
Inditex SA		7,048	219,705
Red Electrica Corporacion SA		2,758	55,429
Repsol SA		9,403	154,959
Telefonica SA		30,264	232,406

TOTAL SPAIN			1,819,402

Sweden - 2.2%
ASSA ABLOY AB (B Shares)		6,524	154,934
Atlas Copco AB:
(A Shares)		4,470	157,908
(B Shares)		2,379	73,693
Boliden AB		1,772	47,651
Electrolux AB (B Shares)		1,440	37,806
Essity AB Class B		3,956	123,444
H&M Hennes & Mauritz AB (B Shares)		5,191	108,463
Husqvarna AB (B Shares)		2,932	22,428
ICA Gruppen AB		567	25,074
Investor AB (B Shares)		2,957	151,438
Kinnevik AB (B Shares)		1,590	43,456
Lundbergfoeretagen AB		529	19,909
Sandvik AB		7,355	129,760
Skandinaviska Enskilda Banken AB (A Shares)		10,708	102,603
Skanska AB (B Shares)		2,116	45,034
SKF AB (B Shares)		2,437	44,055
Svenska Handelsbanken AB (A Shares)		9,690	97,247
Swedbank AB (A Shares)		5,771	80,716
Tele2 AB (B Shares)		3,119	44,593
Telia Co. AB		17,200	75,618

TOTAL SWEDEN			1,585,830

Switzerland - 5.1%
ABB Ltd. (Reg.)		12,006	252,126
Adecco SA (Reg.)		1,013	60,051
Alcon, Inc. (Switzerland) (a)		2,692	158,982
Clariant AG (Reg.)		1,333	27,309
Coca-Cola HBC AG		1,266	38,538
Compagnie Financiere Richemont SA Series A		3,384	265,919
Galenica AG		296	46,523
Givaudan SA		60	176,199
Kuehne & Nagel International AG		342	55,243
Lafargeholcim Ltd. (Reg.)		12	619
Lindt & Spruengli AG (participation certificate)		11	81,733
Lonza Group AG		486	174,891
Roche Holding AG (participation certificate)		4,530	1,363,331
SGS SA (Reg.)		34	88,507
Sika AG		829	142,438
Sonova Holding AG Class B		349	79,953
Swiss Re Ltd.		1,968	206,076
Swisscom AG		162	82,765
Zurich Insurance Group Ltd.		975	381,006

TOTAL SWITZERLAND			3,682,209

Taiwan - 4.2%
Acer, Inc.		20,000	11,673
Advantech Co. Ltd.		2,000	19,772
ASE Technology Holding Co. Ltd.		22,000	56,970
AU Optronics Corp.		60,000	15,269
Catcher Technology Co. Ltd.		4,000	33,838
Cathay Financial Holding Co. Ltd.		50,000	66,070
Cathay Financial Holding Co. Ltd. rights 11/25/19 (a)		1,547	269
Cheng Shin Rubber Industry Co. Ltd.		12,000	18,827
Chicony Electronics Co. Ltd.		10	31
China Airlines Ltd.		16,000	4,753
China Steel Corp.		78,000	59,974
Chinatrust Financial Holding Co. Ltd.		118,000	82,025
Chunghwa Telecom Co. Ltd.		24,000	88,137
Delta Electronics, Inc.		13,000	57,119
E.SUN Financial Holdings Co. Ltd.		66,473	60,048
EVA Airways Corp.		15,072	7,042
Evergreen Marine Corp. (Taiwan) (a)		16,041	6,575
Far Eastern Textile Ltd.		21,000	20,382
Far EasTone Telecommunications Co. Ltd.		10,000	23,936
First Financial Holding Co. Ltd.		62,863	46,068
Fubon Financial Holding Co. Ltd.		43,000	62,812
Giant Manufacturing Co. Ltd.		2,000	14,821
HIWIN Technologies Corp.		2,095	17,963
Hotai Motor Co. Ltd.		2,000	35,281
Hua Nan Financial Holdings Co. Ltd.		49,180	35,315
Innolux Corp.		58,000	12,875
Inventec Corp.		17,000	12,319
Lite-On Technology Corp.		13,000	21,398
MediaTek, Inc.		10,000	133,779
Nan Ya Plastics Corp.		33,000	77,907
President Chain Store Corp.		4,000	39,871
Quanta Computer, Inc.		17,000	32,609
Ruentex Development Co. Ltd.		3,400	5,184
Sinopac Holdings Co.		69,720	28,576
Standard Foods Corp.		3,040	6,120
Taishin Financial Holdings Co. Ltd.		61,742	28,646
Taiwan Business Bank		35,734	15,056
Taiwan High Speed Rail Corp.		13,000	15,367
Taiwan Mobile Co. Ltd.		10,000	37,216
Taiwan Semiconductor Manufacturing Co. Ltd.		159,000	1,555,231
Tatung Co. Ltd. (a)		14,000	8,401
Unified-President Enterprises Corp.		31,000	76,438
United Microelectronics Corp.		75,000	34,474
Wistron Corp.		19,264	17,655
Yuanta Financial Holding Co. Ltd.		65,000	40,601

TOTAL TAIWAN			3,044,693

Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)		7,600	57,663
Airports of Thailand PCL (For. Reg.)		27,300	70,745
Bangkok Dusit Medical Services PCL (For. Reg.)		58,900	46,831
Banpu PCL (For. Reg.)		33,000	12,682
BTS Group Holdings PCL		4,300	1,909
BTS Group Holdings PCL (For. Reg.)		36,933	16,327
Bumrungrad Hospital PCL (For. Reg.)		2,100	8,383
C.P. ALL PCL (For. Reg.)		37,200	96,168
Central Pattana PCL		1,000	2,120
Central Pattana PCL (For. Reg.)		15,500	32,864
Electricity Generating PCL (For. Reg.)		1,900	21,840
Energy Absolute PCL		11,300	15,346
Home Product Center PCL (For. Reg.)		33,900	19,309
Indorama Ventures PCL (For. Reg.)		11,700	10,858
IRPC PCL		20,400	2,298
IRPC PCL (For. Reg.)		58,800	6,622
Kasikornbank PCL		4,800	22,091
Kasikornbank PCL (For. Reg.)		8,200	37,874
Land & House PCL		10,200	3,278
Land & House PCL (For. Reg.)		46,000	14,782
Minor International PCL:
warrants 9/30/21 (a)		530	53
(For. Reg.)		18,900	22,539
Muangthai Leasing PCL		4,400	9,041
PTT Global Chemical PCL		2,000	3,379
PTT Global Chemical PCL (For. Reg.)		13,200	22,301
Siam Cement PCL (For. Reg.)		4,900	59,597
Siam Commercial Bank PCL (For. Reg.)		5,000	18,535
Thai Oil PCL (For. Reg.)		7,200	16,335
TMB Bank PCL:
(For. Reg.)		114,200	5,445
rights (a)		34,544	46
True Corp. PCL (For. Reg.)		71,100	11,779

TOTAL THAILAND			669,040

Turkey - 0.1%
Arcelik A/S (a)		1,044	3,236
Koc Holding A/S		5,162	16,911
Turk Sise ve Cam Fabrikalari A/S		3,330	2,534
Turkcell Iletisim Hizmet A/S		7,076	15,557

TOTAL TURKEY			38,238

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC		18,228	38,712
DP World Ltd.		1,116	14,832
Dubai Islamic Bank Pakistan Ltd. (a)		10,741	15,471
National Bank of Abu Dhabi PJSC		17,524	72,620

TOTAL UNITED ARAB EMIRATES			141,635

United Kingdom - 7.6%
3i Group PLC		6,099	89,116
Associated British Foods PLC		2,257	65,079
Aviva PLC		24,623	132,719
Barratt Developments PLC		6,421	52,500
Berkeley Group Holdings PLC		782	44,581
British Land Co. PLC		5,807	46,689
BT Group PLC		53,111	140,828
Burberry Group PLC		2,596	68,734
Coca-Cola European Partners PLC		1,543	82,566
Compass Group PLC		9,943	264,723
Croda International PLC		811	50,593
easyJet PLC		950	15,235
GlaxoSmithKline PLC		32,729	749,656
Informa PLC		7,955	79,860
InterContinental Hotel Group PLC		1,100	66,566
Intertek Group PLC		1,012	70,159
Investec PLC		4,132	23,422
ITV PLC		23,398	40,538
J Sainsbury PLC		10,528	27,752
John Wood Group PLC		3,928	17,213
Johnson Matthey PLC		1,248	49,630
Kingfisher PLC		13,787	36,985
Legal & General Group PLC		37,570	128,333
London Stock Exchange Group PLC		1,978	178,255
Marks & Spencer Group PLC		11,678	27,511
Meggitt PLC		4,839	39,139
Merlin Entertainments PLC (c)		4,381	25,793
Mondi PLC		2,001	41,407
Mondi PLC		1,153	23,845
National Grid PLC		21,258	248,187
Next PLC		857	73,068
NMC Health PLC		558	15,779
Pearson PLC		5,028	44,405
Prudential PLC		16,117	281,513
Reckitt Benckiser Group PLC		4,453	344,580
RELX PLC (London Stock Exchange)		12,238	294,539
Rentokil Initial PLC		11,508	67,752
RSA Insurance Group PLC		6,520	44,110
Schroders PLC		795	31,872
Scottish & Southern Energy PLC		6,478	107,768
Segro PLC		6,777	74,109
Smith & Nephew PLC		5,472	117,464
Spirax-Sarco Engineering PLC		464	47,633
Standard Chartered PLC (United Kingdom)		17,573	159,570
Standard Life PLC		15,420	60,622
Taylor Wimpey PLC		21,058	45,144
Tesco PLC		61,549	187,882
Unilever PLC		6,979	417,885
Whitbread PLC		868	45,660
WM Morrison Supermarkets PLC		15,648	40,306

TOTAL UNITED KINGDOM			5,429,275

TOTAL COMMON STOCKS
(Cost $66,608,000)			68,913,239

Nonconvertible Preferred Stocks - 1.3%
Brazil - 1.0%
Banco Bradesco SA (PN)		26,064	228,568
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)		1,100	22,763
Companhia Energetica de Minas Gerais (CEMIG) (PN)		5,630	19,162
Itau Unibanco Holding SA		31,350	283,209
Itausa-Investimentos Itau SA (PN)		28,232	96,512
Telefonica Brasil SA		2,900	38,382

TOTAL BRAZIL			688,596

Chile - 0.0%
Embotelladora Andina SA Class B		2,423	6,992
Sociedad Quimica y Minera de Chile SA (PN-B) (a)		751	19,950

TOTAL CHILE			26,942

Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		582	35,863
Henkel AG & Co. KGaA		1,130	117,434
Sartorius AG (non-vtg.)		231	44,880

TOTAL GERMANY			198,177

Korea (South) - 0.0%
AMOREPACIFIC Corp.		122	10,039
LG Chemical Ltd.		50	7,349
LG Household & Health Care Ltd.		13	8,209

TOTAL KOREA (SOUTH)			25,597

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $936,187)			939,312
		Principal Amount(d)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
Britannia Industries Ltd. 8% 8/28/22 (Cost $1)	INR	270	1

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20 (e)
(Cost $159,261)		160,000	159,382
		Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 1.83% (f)		1,601,808	1,602,128
Fidelity Securities Lending Cash Central Fund 1.84% (f)(g)		23,439	23,441
TOTAL MONEY MARKET FUNDS
(Cost $1,625,569)			1,625,569
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $69,329,018)			71,637,503
NET OTHER ASSETS (LIABILITIES) - 0.3%			237,149
NET ASSETS - 100%			$71,874,652

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	13	Dec. 2019	$1,272,180	$40,679	$40,679
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	11	Dec. 2019	572,770	11,978	11,978
TME S&P/TSX 60 Index Contracts (Canada)	1	Dec. 2019	149,556	1,014	1,014
TOTAL FUTURES CONTRACTS					$53,671

The notional amount of futures purchased as a percentage of Net Assets is 2.8%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $234,969 or 0.3% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $90,533.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$47,041
Fidelity Securities Lending Cash Central Fund	1,156
Total	$48,197

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,765,873	$1,225,003	$3,540,870	$--
Consumer Discretionary	8,412,724	4,246,636	4,166,088	--
Consumer Staples	6,357,980	3,600,734	2,757,246	--
Energy	3,762,061	1,630,674	2,131,387	--
Financials	15,512,872	6,886,109	8,626,763	--
Health Care	6,296,465	1,012,439	5,284,026	--
Industrials	8,298,993	3,349,879	4,949,114	--
Information Technology	6,684,079	1,133,032	5,551,047	--
Materials	5,181,389	2,967,632	2,213,757	--
Real Estate	2,182,515	485,569	1,696,946	--
Utilities	2,397,600	1,007,262	1,390,338	--
Corporate Bonds	1	--	1	--
Government Obligations	159,382	--	159,382	--
Money Market Funds	1,625,569	1,625,569	--	--
Total Investments in Securities:	$71,637,503	$29,170,538	$42,466,965	$--
Derivative Instruments:
Assets
Futures Contracts	$53,671	$53,671	$--	$--
Total Assets	$53,671	$53,671	$--	$--
Total Derivative Instruments:	$53,671	$53,671	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$53,671	$0
Total Equity Risk	53,671	0
Total Value of Derivatives	$53,671	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $22,350) — See accompanying schedule: Unaffiliated issuers (cost $67,703,449)	$70,011,934
Fidelity Central Funds (cost $1,625,569)	1,625,569
Total Investment in Securities (cost $69,329,018)		$71,637,503
Segregated cash with brokers for derivative instruments		1
Cash		750
Foreign currency held at value (cost $71,596)		71,749
Receivable for fund shares sold		62,560
Dividends receivable		167,148
Distributions receivable from Fidelity Central Funds		4,542
Total assets		71,944,253
Liabilities
Payable for fund shares redeemed	$6,973
Accrued management fee	11,273
Payable for daily variation margin on futures contracts	7,720
Other payables and accrued expenses	20,195
Collateral on securities loaned	23,440
Total liabilities		69,601
Net Assets		$71,874,652
Net Assets consist of:
Paid in capital		$69,723,244
Total accumulated earnings (loss)		2,151,408
Net Assets		$71,874,652
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($71,874,652 ÷ 6,599,852 shares)		$10.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$1,620,325
Non-Cash dividends		264,225
Interest		3,723
Income from Fidelity Central Funds (including $1,156 from security lending)		48,197
Income before foreign taxes withheld		1,936,470
Less foreign taxes withheld		(191,662)
Total income		1,744,808
Expenses
Management fee	$93,128
Transfer agent fees	10,877
Independent trustees' fees and expenses	203
Commitment fees	130
Total expenses before reductions	104,338
Expense reductions	(82)
Total expenses after reductions		104,256
Net investment income (loss)		1,640,552
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,508,355)
Fidelity Central Funds	1
Foreign currency transactions	(20,177)
Futures contracts	189,171
Total net realized gain (loss)		(1,339,360)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $16,308)	6,070,999
Assets and liabilities in foreign currencies	5,947
Futures contracts	266,351
Total change in net unrealized appreciation (depreciation)		6,343,297
Net gain (loss)		5,003,937
Net increase (decrease) in net assets resulting from operations		$6,644,489

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,640,552	$847,685
Net realized gain (loss)	(1,339,360)	(219,778)
Change in net unrealized appreciation (depreciation)	6,343,297	(4,778,704)
Net increase (decrease) in net assets resulting from operations	6,644,489	(4,150,797)
Distributions to shareholders	(817,712)	(262,953)
Share transactions - net increase (decrease)	26,641,975	25,998,506
Total increase (decrease) in net assets	32,468,752	21,584,756
Net Assets
Beginning of period	39,405,900	17,821,144
End of period	$71,874,652	$39,405,900

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Sustainability Index Fund

Years ended October 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.87	$10.96	$10.00
Income from Investment Operations
Net investment income (loss)B	.32C	.29	.11
Net realized and unrealized gain (loss)	.91	(1.24)	.85
Total from investment operations	1.23	(.95)	.96
Distributions from net investment income	(.21)	(.09)	–
Distributions from net realized gain	–	(.05)	–
Total distributions	(.21)	(.14)	–
Net asset value, end of period	$10.89	$9.87	$10.96
Total ReturnD,E	12.81%	(8.77)%	9.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.20%	.20%H
Expenses net of fee waivers, if any	.20%	.20%	.20%H
Expenses net of all reductions	.20%	.20%	.20%H
Net investment income (loss)	3.14%C	2.70%	2.25%H
Supplemental Data
Net assets, end of period (000 omitted)	$71,875	$3,810	$1,968
Portfolio turnover rateI	17%	10%	4%J

 A For the period May 9, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.73%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity International Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business November 9, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity International Sustainability Index Fund (formerly Institutional Class). All current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,043,896
Gross unrealized depreciation	(4,728,151)
Net unrealized appreciation (depreciation)	$1,315,745
Tax Cost	$70,322,772

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,454,420
Capital loss carryforward	$(598,329)
Net unrealized appreciation (depreciation) on securities and other investments	$1,315,517

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(342,807)
Long-term	(255,522)
Total capital loss carryforward	$(598,329)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$817,712	$ 234,425
Long-term Capital Gains	–	28,528
Total	$817,712	$ 262,953

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,406,708 and $8,502,990, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. During July 2019, the Board approved to change the management fee to an annual rate of .20% of the Fund's average net assets effective August 1, 2019. Prior to August 1, 2019, the annual management fee rate was .17%. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During July 2019, the Board also approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

Prior to August 1, 2019, under the expense contract, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .20% of each class' average net assets on an annual basis with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Fidelity International Sustainability Index Fund, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2019, the Fund does not pay transfer agent fees. Prior to August 1, 2019, under the expense contract, each Class paid a portion of the transfer agent fees at an annual rate of .03%, of class-level average net assets.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$71
Premium Class	233
Fidelity International Sustainability Index Fund	10,573
$ 10,877

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $130 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $12. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $82.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Investor Class	$–	$47,203
Premium Class	–	189,289
Fidelity International Sustainability Index Fund	817,712	26,461
Total	$817,712	$262,953

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Investor Class
Shares sold	6,889	1,146,028	$69,117	$12,374,253
Reinvestment of distributions	–	4,265	–	46,448
Shares redeemed	(851,235)	(624,061)	(8,545,243)	(6,818,242)
Net increase (decrease)	(844,346)	526,232	$(8,476,126)	$5,602,459
Premium Class
Shares sold	28,614	2,451,631	$289,153	$27,025,980
Reinvestment of distributions	–	16,544	–	180,162
Shares redeemed	(2,791,033)	(834,454)	(28,027,291)	(8,899,236)
Net increase (decrease)	(2,762,419)	1,633,721	$(27,738,138)	$18,306,906
Fidelity International Sustainability Index Fund
Shares sold	7,693,368	280,870	$77,878,379	$2,864,880
Reinvestment of distributions	79,727	1,939	761,388	21,115
Shares redeemed	(1,559,168)	(76,433)	(15,783,528)	(796,854)
Net increase (decrease)	6,213,927	206,376	$62,856,239	$2,089,141

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Sustainability Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Sustainability Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the 2 years in the period then ended and for the period from May 9, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the 2 years in the period then ended and for the period from May 9, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity International Sustainability Index Fund	.20%
Actual		$1,000.00	$1,027.40	$1.02
Hypothetical-C		$1,000.00	$1,024.20	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 97% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2417 and $0.0277 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

At its July 2019 meeting, the Board voted to approve an amended and restated management contract to implement a comprehensive unitary fee for the fund (New Contract). In reaching its conclusion to approve the New Contract, the Board considered that it had received and reviewed certain information and made certain findings in connection with the annual renewal of the Advisory Contracts at its September 2018 meeting and considered how, if at all, the approval of the New Contract would change its prior conclusions. The Board considered that the New Contract would implement a comprehensive unitary fee set at the fund's current expense contract level and payable to FMR for managing the fund and paying all of the fund's operating expenses, subject to certain exceptions. The Board considered that, although the proposed unitary fee rate was higher than the fund's current management fee rate, the fund would no longer pay operating expenses under separate agreements and there would be no change to the fund's current total expense ratio. The Board also noted that the New Contract would not change the investment processes, the level or nature of services provided, the resources and personnel allocated, or trading and compliance operations. Based on its evaluation, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure in the New Contract is fair and reasonable, and that the New Contract should be approved.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Sustainability Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board considered that, as a result of its approval of the New Contract at the July 2019 meeting, the fund's management fee rate was increased from 0.17% to 0.20% effective August 1, 2019, but that the fund no longer paid operating expenses under separate agreements.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate, which covers expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

ISY-ANN-1219
1.9883818.102

Fidelity® SAI International Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Life of fundA
Fidelity® SAI International Value Index Fund	5.12%	(3.30)%

 A From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Value Focus Index℠ performed over the same period.

Period Ending Values
$9,394	Fidelity® SAI International Value Index Fund
$9,524	Fidelity International Value Focus Index℠

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 5.12%, compared with 5.48% for the Fidelity International Value Focus Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Japanese electronics giant Sony (+35%) reported better-than-expected quarterly earnings on several occasions. Shares of U.K.-based mining company Anglo American (+25%) rose because several metals experienced price increases, in addition to the company improving its financial position in recent years. Lloyds Banking Group (+41%), based in the U.K., saw its stock gain sharply late in the period, as optimism about a Brexit deal made investors more optimistic about the company's business. Other standouts included Japanese telecommunication services company KDDI (+28%), Belgium-based brewer Anheuser-Busch InBev (+5%) and Italian electric utility Enel (+23%). In contrast, U.K. tobacco companies Imperial Brands (-30%) and British American Tobacco (-14%) struggled due to various investor concerns, including the potential for heightened industry regulation and questions about the health impact of vaping. Additionally, energy producers – including Japan's JXTG Holdings (-28%) and Royal Dutch Shell (-7%), based in the U.K. – lagged, due partly to generally weak oil prices. Luxembourg-based steel manufacturer ArcelorMittal (-40%) also underperformed the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	28.2%
United Kingdom	17.1%
France	12.0%
Germany	9.1%
Spain	6.5%
Netherlands	3.5%
Italy	3.2%
Hong Kong	2.4%
Switzerland	2.1%
Other*,**	15.9%

 * Foreign investments - 15.9%

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.9
Sanofi SA (France, Pharmaceuticals)	2.6
Sony Corp. (Japan, Household Durables)	2.5
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.4
Bayer AG (Germany, Pharmaceuticals)	2.4
Banco Santander SA (Spain) (Spain, Banks)	2.2
BNP Paribas SA (France, Banks)	2.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.8
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.7
22.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	19.6
Industrials	13.6
Consumer Discretionary	12.8
Health Care	9.7
Materials	9.1
Consumer Staples	8.8
Communication Services	7.1
Energy	6.7
Information Technology	4.7
Real Estate	4.0

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 1.7%
BlueScope Steel Ltd.	178,362	$1,632,759
Fortescue Metals Group Ltd.	584,812	3,579,416
Qantas Airways Ltd.	288,281	1,275,106
Rio Tinto Ltd.	126,858	7,932,815
South32 Ltd.	1,755,313	3,071,677

TOTAL AUSTRALIA		17,491,773

Austria - 0.4%
OMV AG	48,833	2,849,527
Raiffeisen International Bank-Holding AG	47,361	1,164,719

TOTAL AUSTRIA		4,014,246

Bailiwick of Jersey - 1.5%
Glencore Xstrata PLC	3,757,530	11,341,656
WPP PLC	325,577	4,063,057

TOTAL BAILIWICK OF JERSEY		15,404,713

Belgium - 2.1%
Anheuser-Busch InBev SA NV	224,041	18,084,019
UCB SA	43,348	3,493,484

TOTAL BELGIUM		21,577,503

Bermuda - 1.0%
Hongkong Land Holdings Ltd.	401,593	2,206,109
Jardine Matheson Holdings Ltd.	106,098	6,048,755
Jardine Strategic Holdings Ltd.	60,773	1,962,471

TOTAL BERMUDA		10,217,335

Cayman Islands - 1.6%
Cheung Kong Property Holdings Ltd.	873,500	6,077,559
CK Hutchison Holdings Ltd.	925,000	8,540,603
Wharf Real Estate Investment Co. Ltd.	396,000	2,329,163

TOTAL CAYMAN ISLANDS		16,947,325

Denmark - 0.9%
A.P. Moller - Maersk A/S Series B	3,297	4,205,661
Danske Bank A/S	233,934	3,337,823
Pandora A/S	34,341	1,688,650

TOTAL DENMARK		9,232,134

Finland - 0.3%
Stora Enso Oyj (R Shares)	210,763	2,732,619
France - 12.0%
Atos Origin SA	32,881	2,551,785
BNP Paribas SA	392,508	20,512,294
Bouygues SA	85,429	3,620,601
Capgemini SA	53,825	6,060,132
Carrefour SA	195,789	3,331,135
Compagnie de St. Gobain	187,246	7,616,229
Credit Agricole SA	435,759	5,685,936
Dassault Aviation SA	787	1,092,788
Eiffage SA	27,450	2,948,835
ENGIE	626,649	10,480,030
Eutelsat Communications	57,709	1,094,168
Faurecia SA	25,614	1,193,542
Michelin CGDE Series B	61,750	7,518,513
Peugeot Citroen SA	195,619	4,952,547
Publicis Groupe SA	76,412	3,288,663
Renault SA	70,997	3,623,412
Rexel SA	85,187	1,054,601
Sanofi SA	293,656	27,071,311
Societe Generale Series A	273,443	7,776,425
Valeo SA	82,499	3,067,651

TOTAL FRANCE		124,540,598

Germany - 9.1%
alstria office REIT-AG	52,955	992,220
Bayer AG	319,408	24,778,458
Bayerische Motoren Werke AG (BMW)	124,699	9,555,967
Commerzbank AG	340,979	2,039,516
Continental AG	37,204	4,983,135
Covestro AG (a)	58,110	2,790,074
Deutsche Lufthansa AG	85,030	1,474,194
Deutsche Telekom AG	282,144	4,964,487
Deutsche Wohnen AG (Bearer)	123,321	4,637,846
Fresenius Medical Care AG & Co. KGaA	72,641	5,243,203
Fresenius SE & Co. KGaA	140,585	7,388,939
HeidelbergCement Finance AG	50,464	3,749,540
Hochtief AG	7,804	973,085
Infineon Technologies AG	292,665	5,668,563
KION Group AG	22,561	1,499,169
Merck KGaA	44,203	5,270,128
ProSiebenSat.1 Media AG	80,040	1,181,916
RWE AG	197,231	6,011,828
TAG Immobilien AG	50,097	1,216,918

TOTAL GERMANY		94,419,186

Hong Kong - 2.4%
Bank of East Asia Ltd.	536,536	1,292,462
BOC Hong Kong (Holdings) Ltd.	1,234,500	4,241,281
Fosun International Ltd.	857,500	1,121,248
Henderson Land Development Co. Ltd.	563,930	2,816,595
New World Development Co. Ltd.	1,966,000	2,812,239
Sun Hung Kai Properties Ltd.	506,500	7,675,156
Swire Pacific Ltd. (A Shares)	216,000	2,058,974
Swire Properties Ltd.	362,400	1,139,766
Wheelock and Co. Ltd.	269,000	1,663,659

TOTAL HONG KONG		24,821,380

Ireland - 0.1%
Bank Ireland Group PLC	318,933	1,533,804
Italy - 3.2%
A2A SpA	532,679	1,068,780
Atlantia SpA	161,298	3,982,890
Eni SpA	866,060	13,138,990
Leonardo SpA	138,649	1,609,753
Telecom Italia SpA (b)	5,714,946	3,344,923
UniCredit SpA	725,167	9,194,197
Unione di Banche Italiane SCpA (c)	353,647	1,075,590

TOTAL ITALY		33,415,123

Japan - 28.2%
Agc, Inc.	78,100	2,746,004
Aisin Seiki Co. Ltd.	62,800	2,506,337
Alfresa Holdings Corp.	72,300	1,614,375
Alps Electric Co. Ltd.	74,900	1,605,752
Astellas Pharma, Inc.	106,100	1,820,962
Brother Industries Ltd.	89,500	1,682,066
Canon, Inc.	160,100	4,393,100
Daicel Chemical Industries Ltd.	108,000	965,460
Dainippon Sumitomo Pharma Co. Ltd.	58,400	1,019,264
Electric Power Development Co. Ltd.	59,500	1,444,686
Fujifilm Holdings Corp.	140,700	6,177,046
Fukuoka Financial Group, Inc.	65,500	1,262,666
Haseko Corp.	91,700	1,183,332
Hitachi Ltd.	331,100	12,357,467
Honda Motor Co. Ltd.	620,700	16,792,414
Idemitsu Kosan Co. Ltd.	85,400	2,510,357
Iida Group Holdings Co. Ltd.	61,100	1,017,750
Isuzu Motors Ltd.	212,300	2,466,907
Itochu Corp.	542,400	11,340,436
Japan Airlines Co. Ltd.	45,200	1,408,527
Japan Tobacco, Inc.	382,600	8,647,798
JFE Holdings, Inc.	197,600	2,471,511
JTEKT Corp.	84,600	1,079,021
JX Holdings, Inc.	1,138,000	5,319,286
Kajima Corp.	172,000	2,363,723
KDDI Corp.	233,100	6,450,144
Konica Minolta, Inc.	172,200	1,263,913
Kyowa Exeo Corp.	40,400	1,027,855
Lawson, Inc.	17,100	943,346
Marubeni Corp.	596,400	4,197,510
Mazda Motor Corp.	206,100	1,892,064
Medipal Holdings Corp.	75,500	1,724,990
Mitsubishi Chemical Holdings Corp.	485,700	3,701,628
Mitsubishi Corp.	544,500	13,849,039
Mitsubishi Gas Chemical Co., Inc.	72,000	1,015,698
Mitsubishi Heavy Industries Ltd.	115,300	4,666,118
Mitsubishi Materials Corp.	43,900	1,262,346
Mitsubishi Motors Corp. of Japan	236,000	1,077,529
Mitsubishi Tanabe Pharma Corp.	83,700	1,001,746
Mitsubishi UFJ Financial Group, Inc.	3,411,000	17,683,607
Mitsui & Co. Ltd.	596,700	10,247,703
Mitsui Chemicals, Inc.	66,700	1,586,223
Nikon Corp.	137,300	1,750,618
Nippon Steel & Sumitomo Metal Corp.	324,400	4,734,792
Nippon Telegraph & Telephone Corp.	220,000	10,921,441
Obayashi Corp.	246,600	2,537,859
Oji Holdings Corp.	352,100	1,820,442
ORIX Corp.	453,400	7,125,133
Resona Holdings, Inc.	756,500	3,289,689
Ricoh Co. Ltd.	254,000	2,262,026
Seiko Epson Corp.	108,600	1,535,718
Showa Denko K.K.	51,500	1,444,932
Sojitz Corp.	382,600	1,204,250
Sony Corp.	420,400	25,589,390
Subaru Corp.	121,600	3,484,754
Sumco Corp.	87,500	1,453,451
Sumitomo Chemical Co. Ltd.	567,400	2,595,504
Sumitomo Corp.	428,000	6,951,747
Sumitomo Electric Industries Ltd.	272,900	3,742,485
Sumitomo Heavy Industries Ltd.	42,100	1,307,712
Sumitomo Mitsui Financial Group, Inc.	470,200	16,693,603
Suzuken Co. Ltd.	27,800	1,484,350
Suzuki Motor Corp.	150,000	7,082,117
Taiheiyo Cement Corp.	43,600	1,233,400
Taisho Pharmaceutical Holdings Co. Ltd.	18,600	1,323,845
Tokyo Electric Power Co., Inc. (b)	274,200	1,269,860
Toppan Printing Co. Ltd.	121,600	2,249,032
Tosoh Corp.	111,400	1,525,346
Toyota Tsusho Corp.	81,300	2,804,732
Yamaha Motor Co. Ltd.	108,100	2,115,834
Yokohama Rubber Co. Ltd.	46,100	1,029,654

TOTAL JAPAN		292,351,422

Luxembourg - 0.6%
ArcelorMittal SA (Netherlands)	219,976	3,245,838
Aroundtown SA	306,583	2,587,058

TOTAL LUXEMBOURG		5,832,896

Netherlands - 3.5%
Fiat Chrysler Automobiles NV (Italy)	378,059	5,872,730
Heineken Holding NV	34,510	3,286,961
ING Groep NV (Certificaten Van Aandelen)	1,224,026	13,860,253
Koninklijke Ahold Delhaize NV	405,910	10,115,304
Philips Lighting NV (a)	37,618	1,100,909
Randstad NV	43,012	2,381,295

TOTAL NETHERLANDS		36,617,452

Norway - 0.7%
Equinor ASA	375,863	6,952,289
Singapore - 2.0%
Oversea-Chinese Banking Corp. Ltd.	1,314,098	10,564,308
United Overseas Bank Ltd.	415,800	8,186,039
Wilmar International Ltd.	759,100	2,087,131

TOTAL SINGAPORE		20,837,478

Spain - 6.5%
ACS Actividades de Construccion y Servicios SA	93,895	3,810,086
Banco Bilbao Vizcaya Argentaria SA	2,291,378	12,068,304
Banco Santander SA (Spain)	5,701,000	22,851,821
CaixaBank SA	1,236,447	3,545,636
Enagas SA	77,792	1,925,236
International Consolidated Airlines Group SA CDI	158,894	1,093,334
Merlin Properties Socimi SA	125,156	1,842,542
Repsol SA	502,324	8,278,159
Telefonica SA	1,565,020	12,018,233

TOTAL SPAIN		67,433,351

Sweden - 1.4%
Boliden AB	93,587	2,516,634
SKF AB (B Shares)	129,314	2,337,662
Trelleborg AB (B Shares)	84,802	1,369,644
Volvo AB (B Shares)	564,110	8,436,207

TOTAL SWEDEN		14,660,147

Switzerland - 2.1%
Adecco SA (Reg.)	55,691	3,301,378
Nestle SA (Reg. S)	23,295	2,492,130
Novartis AG	182,904	15,981,288

TOTAL SWITZERLAND		21,774,796

United Kingdom - 17.1%
Anglo American PLC (United Kingdom)	474,982	12,192,149
Babcock International Group PLC	173,904	1,247,977
Barclays PLC	5,551,080	12,040,702
Barratt Developments PLC	351,505	2,873,992
Bellway PLC	42,735	1,749,274
Berkeley Group Holdings PLC	44,777	2,552,663
BHP Billiton PLC	533,365	11,312,959
British American Tobacco PLC (United Kingdom)	712,610	24,924,160
BT Group PLC	3,019,538	8,006,551
Carnival PLC	64,431	2,578,321
Centrica PLC	2,024,479	1,902,820
Imperial Brands PLC	330,499	7,245,365
J Sainsbury PLC	604,781	1,594,225
Kingfisher PLC	742,605	1,992,118
Lloyds Banking Group PLC	23,548,382	17,322,372
Marks & Spencer Group PLC	677,303	1,595,585
Micro Focus International PLC	124,813	1,713,085
NMC Health PLC	32,341	914,522
Persimmon PLC	109,745	3,236,942
Royal Dutch Shell PLC Class B (United Kingdom)	1,043,492	30,052,336
Taylor Wimpey PLC	1,135,137	2,433,512
Tesco PLC	2,242,233	6,844,538
Vodafone Group PLC	9,096,002	18,562,409
WM Morrison Supermarkets PLC	840,372	2,164,633

TOTAL UNITED KINGDOM		177,053,210

TOTAL COMMON STOCKS
(Cost $1,052,250,816)		1,019,860,780
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.7% to 1.82% 12/19/19 to 3/19/20 (d)
(Cost $2,189,843)	2,200,000	2,191,497
	Shares	Value

Money Market Funds - 0.9%
Fidelity Cash Central Fund 1.83% (e)	7,674,447	7,675,982
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	1,128,075	1,128,188
TOTAL MONEY MARKET FUNDS
(Cost $8,804,170)		8,804,170
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $1,063,244,829)		1,030,856,447
NET OTHER ASSETS (LIABILITIES) - 0.5%		5,676,046
NET ASSETS - 100%		$1,036,532,493

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	172	Dec. 2019	$16,831,920	$537,011	$537,011

The notional amount of futures purchased as a percentage of Net Assets is 1.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,890,983 or 0.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $741,998.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$276,736
Fidelity Securities Lending Cash Central Fund	5,376
Total	$282,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$73,895,992	$10,282,635	$63,613,357	$--
Consumer Discretionary	133,199,739	42,800,882	90,398,857	--
Consumer Staples	91,760,745	17,622,319	74,138,426	--
Energy	69,100,944	9,801,816	59,299,128	--
Financials	204,348,180	41,197,470	163,150,710	--
Health Care	100,130,865	17,067,073	83,063,792	--
Industrials	144,085,749	47,140,551	96,945,198	--
Information Technology	48,724,104	6,060,132	42,663,972	--
Materials	90,455,418	27,226,854	63,228,564	--
Real Estate	40,055,804	11,276,584	28,779,220	--
Utilities	24,103,240	21,388,694	2,714,546	--
Government Obligations	2,191,497	--	2,191,497	--
Money Market Funds	8,804,170	8,804,170	--	--
Total Investments in Securities:	$1,030,856,447	$260,669,180	$770,187,267	$--
Derivative Instruments:
Assets
Futures Contracts	$537,011	$537,011	$--	$--
Total Assets	$537,011	$537,011	$--	$--
Total Derivative Instruments:	$537,011	$537,011	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$537,011	$0
Total Equity Risk	537,011	0
Total Value of Derivatives	$537,011	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $1,075,925) — See accompanying schedule: Unaffiliated issuers (cost $1,054,440,659)	$1,022,052,277
Fidelity Central Funds (cost $8,804,170)	8,804,170
Total Investment in Securities (cost $1,063,244,829)		$1,030,856,447
Foreign currency held at value (cost $373,561)		377,061
Receivable for fund shares sold		1,020,965
Dividends receivable		5,743,489
Distributions receivable from Fidelity Central Funds		14,732
Prepaid expenses		1,177
Total assets		1,038,013,871
Liabilities
Payable for fund shares redeemed	$1,968
Accrued management fee	139,742
Payable for daily variation margin on futures contracts	47,565
Other payables and accrued expenses	163,972
Collateral on securities loaned	1,128,131
Total liabilities		1,481,378
Net Assets		$1,036,532,493
Net Assets consist of:
Paid in capital		$1,056,571,974
Total accumulated earnings (loss)		(20,039,481)
Net Assets, for 112,792,066 shares outstanding		$1,036,532,493
Net Asset Value, offering price and redemption price per share ($1,036,532,493 ÷ 112,792,066 shares)		$9.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends:
Unaffiliated issuers		$31,935,216
Interest		15,165
Income from Fidelity Central Funds (including $5,376 from security lending)		282,112
Income before foreign taxes withheld		32,232,493
Less foreign taxes withheld		(2,767,884)
Total income		29,464,609
Expenses
Management fee	$993,287
Transfer agent fees	336,443
Accounting and security lending fees	160,887
Custodian fees and expenses	128,152
Independent trustees' fees and expenses	2,537
Registration fees	81,680
Audit	56,721
Legal	952
Miscellaneous	2,716
Total expenses before reductions	1,763,375
Expense reductions	(429,437)
Total expenses after reductions		1,333,938
Net investment income (loss)		28,130,671
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,773,434)
Fidelity Central Funds	58
Foreign currency transactions	133,917
Futures contracts	(665,174)
Total net realized gain (loss)		(11,304,633)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	25,972,055
Assets and liabilities in foreign currencies	72,582
Futures contracts	317,565
Total change in net unrealized appreciation (depreciation)		26,362,202
Net gain (loss)		15,057,569
Net increase (decrease) in net assets resulting from operations		$43,188,240

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	For the period December 19, 2017 (commencement of operations) to October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,130,671	$8,117,479
Net realized gain (loss)	(11,304,633)	(2,939,610)
Change in net unrealized appreciation (depreciation)	26,362,202	(58,173,160)
Net increase (decrease) in net assets resulting from operations	43,188,240	(52,995,291)
Distributions to shareholders	(10,128,476)	(37,800)
Share transactions
Proceeds from sales of shares	518,943,553	532,575,687
Reinvestment of distributions	10,128,476	37,800
Cost of shares redeemed	(1,108,471)	(4,071,225)
Net increase (decrease) in net assets resulting from share transactions	527,963,558	528,542,262
Total increase (decrease) in net assets	561,023,322	475,509,171
Net Assets
Beginning of period	475,509,171	–
End of period	$1,036,532,493	$475,509,171
Other Information
Shares
Sold	58,479,530	53,629,539
Issued in reinvestment of distributions	1,207,208	3,757
Redeemed	(128,594)	(399,374)
Net increase (decrease)	59,558,144	53,233,922

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Value Index Fund

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.93	$10.00
Income from Investment Operations
Net investment income (loss)B	.37	.28
Net realized and unrealized gain (loss)	.07	(1.34)
Total from investment operations	.44	(1.06)
Distributions from net investment income	(.18)	(.01)
Distributions from net realized gain	–C	–
Total distributions	(.18)	(.01)
Net asset value, end of period	$9.19	$8.93
Total ReturnD,E	5.12%	(10.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.26%	.37%H
Expenses net of fee waivers, if any	.20%	.20%H
Expenses net of all reductions	.20%	.20%H
Net investment income (loss)	4.22%	3.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,036,532	$475,509
Portfolio turnover rateI	59%	54%H

 A For the period December 19, 2017 (commencement of operations) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity SAI International Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, passive foreign investment companies (PFIC), certain deemed dividends, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,983,743
Gross unrealized depreciation	(86,636,039)
Net unrealized appreciation (depreciation)	$(45,652,296)
Tax Cost	$1,076,508,743

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,935,143
Capital loss carryforward	$(7,362,746)
Net unrealized appreciation (depreciation) on securities and other investments	$(45,611,883)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,208,986)
Long-term	(6,153,760)
Total capital loss carryforward	$(7,362,746)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018(a)
Ordinary Income	$10,128,476	$ 37,800

 (a) For the period December 19, 2017 (commencement of operations) to October 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $932,302,370 and $384,319,912, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 1, 2019 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to August 1, 2019, FIIOC received an asset-based fee of .075% of the Fund's average net assets. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective August 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to a rate of .02%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $10,759.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,620 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $429,437.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 99% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Value Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2019 and for the period December 19, 2017 (commencement of operations) through October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year ended October 31, 2019, and the changes in its net assets and the financial highlights for the year ended October 31, 2019 and for the period December 19, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Actual	.20%	$1,000.00	$993.50	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 91% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.1645 and $.0182 for the dividend paid December 10, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity reports about its oversight and due diligence processes, as well as reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI International Value Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.20% through February 29, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market fund funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

IIV-ANN-1219
1.9885501.101

Item 2.

Code of Ethics

As of the end of the period, October 31, 2019, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Index Fund, Fidelity Flex International Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund and Fidelity Series Global ex U.S. Index Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$51,000	$100	$7,400	$1,400
Fidelity Flex International Index Fund	$54,000	$100	$6,300	$1,300
Fidelity Global ex U.S. Index Fund	$60,000	$100	$6,300	$1,400
Fidelity International Sustainability Index Fund	$39,000	$100	$6,300	$1,100
Fidelity Series Global ex U.S. Index Fund	$59,000	$100	$6,300	$1,500

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$55,000	$100	$7,400	$1,600
Fidelity Flex International Index Fund	$53,000	$100	$6,200	$1,500
Fidelity Global ex U.S. Index Fund	$60,000	$100	$6,300	$1,700
Fidelity International Sustainability Index Fund	$42,000	$100	$6,000	$1,200
Fidelity Series Global ex U.S. Index Fund	$61,000	$100	$6,300	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity Total International Index Fund and Fidelity U.S. Sustainability Index Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$48,000	$3,900	$3,900	$2,300
Fidelity SAI Emerging Markets Low Volatility Index Fund	$38,000	$2,300	$3,500	$1,300
Fidelity SAI International Index Fund	$48,000	$3,900	$3,900	$2,300
Fidelity SAI International Low Volatility Index Fund	$43,000	$3,500	$3,500	$2,000
Fidelity SAI International Value Index Fund	$46,000	$3,700	$3,500	$2,100
Fidelity SAI U.S. Low Volatility Index Fund	$44,000	$3,600	$3,500	$2,100
Fidelity Total International Index Fund	$73,000	$6,100	$6,800	$3,500
Fidelity U.S. Sustainability Index Fund	$35,000	$2,800	$2,600	$1,600

October 31, 2018 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$49,000	$4,300	$3,900	$2,400
Fidelity SAI Emerging Markets Low Volatility Index Fund	$-	$-	$-	$-
Fidelity SAI International Index Fund	$49,000	$4,300	$3,900	$2,400
Fidelity SAI International Low Volatility Index Fund	$45,000	$3,900	$3,500	$2,200
Fidelity SAI International Value Index Fund	$41,000	$3,000	$3,500	$1,700
Fidelity SAI U.S. Low Volatility Index Fund	$45,000	$3,900	$3,500	$2,200
Fidelity Total International Index Fund	$75,000	$6,000	$6,800	$3,500
Fidelity U.S. Sustainability Index Fund	$33,000	$2,900	$2,600	$1,700

A Amounts may reflect rounding.

B Fidelity SAI Emerging Markets Low Volatility Index Fund commenced operations on January 30, 2019.

C Fidelity SAI International Value Index Fund commenced operations on December 19, 2017.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2019A	October 31, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2019A,B	October 31, 2018A,B,C
Audit-Related Fees	$7,890,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Emerging Markets Low Volatility Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI International Value Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2019A,B	October 31, 2018A,B,C
Deloitte Entities	$615,000	$520,000
PwC	$12,620,000	$11,010,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Emerging Markets Low Volatility Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI International Value Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2019